                                                    REGISTRATION NO. 333-182903
                                                     REGISTRATION NO. 811-22651
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-4
                            REGISTRATION STATEMENT
                                     UNDER
                        THE SECURITIES ACT OF 1933                   [_]
                      POST-EFFECTIVE AMENDMENT NO. 3                 [X]
                                    AND/OR
                            REGISTRATION STATEMENT
                                     UNDER
                     THE INVESTMENT COMPANY ACT OF 1940              [_]
                              AMENDMENT NO. 30                       [X]
                       (CHECK APPROPRIATE BOX OR BOXES)

                               -----------------

                            SEPARATE ACCOUNT NO. 70
                                      OF
                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          (EXACT NAME OF REGISTRANT)

                               -----------------

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104 (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

       DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 554-1234

                               -----------------

                                  SHANE DALY
                 VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL
                     AXA EQUITABLE LIFE INSURANCE COMPANY
             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               -----------------

                 PLEASE SEND COPIES OF ALL COMMUNICATIONS TO:

                          CHRISTOPHER E. PALMER, ESQ.
                              GOODWIN PROCTER LLP
                           901 NEW YORK AVENUE, N.W.
                            WASHINGTON, D.C. 20001

                               -----------------

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box):
       [_]Immediately upon filing pursuant to paragraph (b) of Rule 485
       [X]On May 1, 2015 pursuant to paragraph (b) of Rule 485.
       [_]60 days after filing pursuant to paragraph (a)(1) of Rule 485.
       [_]On (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
       [_]This post-effective amendment designates a new effective date for previously filed post-effective amendment.

                                     NOTE

This Post-Effective Amendment No. 3 ("PEA") to the Form N-4 Registration Statement No. 333-182903 ("Registration Statement") of AXA Equitable Life Insurance Company ("AXA Equitable") and its Separate Account No. 70 is being filed for the purpose of including in the Registration Statement the additions/modifications reflected in the Prospectus and Statement of Additional Information. Part C has also been updated pursuant to the requirements of Form N-4. The PEA does not amend any other part of the Registration Statement except as specifically noted herein.

The Accumulator(R) Series 13.0

A combination variable and fixed deferred annuity contract


PROSPECTUS DATED MAY 1, 2015


PLEASE READ AND KEEP THIS PROSPECTUS FOR FUTURE REFERENCE. IT CONTAINS IMPORTANT INFORMATION THAT YOU SHOULD KNOW BEFORE PURCHASING OR TAKING ANY OTHER ACTION UNDER YOUR CONTRACT. THIS PROSPECTUS SUPERSEDES ALL PRIOR PROSPECTUSES AND SUPPLEMENTS. YOU SHOULD READ THE PROSPECTUSES FOR EACH TRUST, WHICH CONTAIN IMPORTANT INFORMATION ABOUT THE PORTFOLIOS.

--------------------------------------------------------------------------------

WHAT IS THE ACCUMULATOR(R) SERIES 13.0?

The Accumulator(R) Series 13.0 (the "Accumulator(R) Series") are deferred annuity contracts issued by AXA EQUITABLE LIFE INSURANCE COMPANY. The series consists of Series B, Series CP(R) and Series L. The contracts provide for the accumulation of retirement savings and for income. The contracts offer income and death benefit protection. They also offer a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our "investment options": (i) variable investment options, (ii) the guaranteed interest option, or (iii) the account for special dollar cost averaging or the account for special money market dollar cost averaging (together, the "Special DCA programs")./()/

For Series CP(R) contracts, we allocate a credit to your account value at the same time we allocate your contribution. Under the Series CP(R) contracts, a portion of the withdrawal charge and operations charge are used to recover the cost of providing the credit. The charge associated with the credit may, over time, exceed the sum of the credit and related earnings. Expenses for a contract with a credit may be higher than expenses for a contract without a credit.

This Prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The description of the contract's material provisions in this Prospectus is current as of the date of this Prospectus. If certain material provisions under the contract are changed after the date of this Prospectus in accordance with the contract, those changes will be described in a supplement to this Prospectus. You should carefully read this Prospectus in conjunction with any applicable supplements.


The contract may not currently be available in all states. In addition, certain features and benefits described in this Prospectus may vary in your state and may not be available at the time you purchase the contract. For a state-by-state description of all material variations to this contract, see Appendix IX later in this Prospectus. All features and benefits described in this Prospectus may not be available in all contracts or from all selling broker-dealers. You may contact us to purchase any version of the contract if a version is not offered by the selling broker-dealer. We have the right to restrict availability of any optional feature or benefit. Not all optional features and benefits may be available in combination with other optional features and benefits. We can refuse to accept any application. We can refuse to accept any contribution from you at any time, including after you purchase the contract. No contributions are accepted after the first contract year (other than QP contracts).
----------
(+)The account for special dollar cost averaging is only available with Series
   B and Series L contracts. The account for special money market dollar cost averaging is only available with Series CP(R) contracts.

VARIABLE INVESTMENT OPTIONS
--------------------------------------------------------------------------------

.. AXA Balanced Strategy/(*)/
.. AXA Conservative Growth Strategy/(*)/
.. AXA Conservative Strategy/(*)/
.. AXA Growth Strategy/(*)/
.. AXA Moderate Growth Strategy/(*)/
.. AXA Ultra Conservative Strategy/(1)/
.. AXA 400 Managed Volatility
.. AXA 500 Managed Volatility
.. AXA 2000 Managed Volatility
.. AXA/AB Dynamic Moderate Growth/(2)/
.. AXA/AB Small Cap Growth/(2)/
.. AXA/Franklin Balanced Managed Volatility
.. AXA/Franklin Small Cap Value Managed Volatility
.. AXA/Franklin Templeton Allocation Managed Volatility
.. AXA Global Equity Managed Volatility
.. AXA International Core Managed Volatility
.. AXA International Managed Volatility
.. AXA Large Cap Core Managed Volatility
.. AXA Large Cap Growth Managed Volatility
.. AXA Large Cap Value Managed Volatility
.. AXA/Loomis Sayles Growth
.. AXA Mid Cap Value Managed Volatility
.. AXA/Mutual Large Cap Equity Managed Volatility
.. AXA/Templeton Global Equity Managed Volatility
.. Charter/SM/ Multi-Sector Bond
.. Charter/SM/ Small Cap Growth
.. Charter/SM/ Small Cap Value

.. EQ/Boston Advisors Equity Income
.. EQ/Calvert Socially Responsible
.. EQ/Capital Guardian Research
.. EQ/Core Bond Index


.. EQ/Global Bond PLUS
.. EQ/Intermediate Government Bond
.. EQ/Invesco Comstock
.. EQ/JPMorgan Value Opportunities
.. EQ/MFS International Growth
.. EQ/Money Market


.. EQ/Morgan Stanley Mid Cap Growth
.. EQ/Oppenheimer Global
.. EQ/PIMCO Ultra Short Bond
.. EQ/Quality Bond PLUS
.. EQ/T. Rowe Price Growth Stock
.. EQ/UBS Growth and Income
.. EQ/Wells Fargo Omega Growth

.. Multimanager Aggressive Equity
.. Multimanager Core Bond
.. Multimanager Mid Cap Growth
.. Multimanager Mid Cap Value
.. Multimanager Technology

--------------------------------------------------------------------------------

*  The "AXA Strategic Allocation Portfolios."
(1)The AXA Ultra Conservative Strategy investment option is part of the asset transfer program and is not part of Option A or Option B. You may not directly allocate a contribution to or request a transfer of account value into this investment option.
(2)This is the variable investment option's new name, effective on or about May 22, 2015, subject to regulatory approval. Please see ''Portfolios of the Trusts'' under ''Contract features and benefits'' later in this Prospectus for the variable investment option's former name.

Each variable investment option is a subaccount of Separate Account No. 70. Each variable investment option, in turn, invests in a corresponding securities portfolio ("Portfolio") of AXA Premier VIP Trust or the EQ Advisors Trust (the "Trusts"). Your investment results in a variable investment option will depend on the investment performance of the related Portfolio. At any time, we have the right to limit or terminate your contributions and allocations to any of the variable investment options and to limit the number of variable investment options which you may elect. The contract also includes a guaranteed interest option and a Special DCA program.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER
AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.



                                                                   #792930/13.0

The contract includes investment restrictions. You must allocate amounts under either Option A -- Asset Allocation ("Option A") or Option B -- Custom Selection ("Option B"), which are discussed later in this Prospectus. Option A requires that 100% of your account value be invested in the AXA Strategic Allocation Portfolios, the EQ/Money Market Portfolio, the guaranteed interest option or a Special DCA program. Option B permits allocation to additional variable investment options subject to certain category and percentage limitations. Consequently, a contract owner who is interested in having more investment options would elect Option B. If you elect the Guaranteed minimum income benefit I -- Asset Allocation ("GMIB I -- Asset Allocation"), your contract will be restricted to Option A. If you don't elect a Guaranteed minimum income benefit or if you elect Guaranteed minimum income benefit II -- Custom Selection ("GMIB II -- Custom Selection"), you can choose either Option A or Option B. Because GMIB II -- Custom Selection permits you to allocate amounts under either Option A or Option B, the fees associated with GMIB II -- Custom Selection are higher than those associated with GMIB I -- Asset Allocation. See "Allocating your contributions" later in this Prospectus for more information on the requirements related to Options A and B.

If the GMIB, "Greater of" Guaranteed minimum death benefit ("GMDB") or the Guaranteed withdrawal benefit for life ("GWBL") is in effect, you are required to participate in the asset transfer program ("ATP"). The ATP helps us manage our financial exposure in providing the guaranteed benefits, by using predetermined mathematical formulas to move account value between the AXA Ultra Conservative Strategy investment option and the variable investment options. For more information, see "Asset transfer program ("ATP")" in "Contract features and benefits" later in this Prospectus.

TYPES OF CONTRACTS. We offer the contracts for use as:

..   A nonqualified annuity ("NQ") for after-tax contributions only.

..   An individual retirement annuity ("IRA"), either traditional IRA or Roth
    IRA.

..   Traditional and Roth Inherited IRA beneficiary continuation contract
    ("Inherited IRA") (direct transfer and specified direct rollover contributions only).

..   An annuity that is an investment vehicle for a qualified plan ("QP")
    (whether defined contribution or defined benefit; transfer contributions only).

Not all types of contracts are available with each version of the Accumulator(R) Series contracts. See "Rules regarding contributions to your contract" in "Appendix VII" for more information.


The registration statement relating to this offering has been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated May 1, 2015 is part of the registration statement. The SAI is available free of charge. You may request one by writing to our processing office at P.O. Box 1547, Secaucus, NJ 07096-1547 or calling 1-800-789-7771. The SAI is incorporated by this reference into this Prospectus. This Prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this Prospectus.

Contents of this Prospectus

--------------------------------------------------------------------------------




             Definitions of key terms                            5
             Who is AXA Equitable?                               8
             How to reach us                                     9
             The Accumulator(R) Series at a glance -- key
               features                                         11

             ------------------------------------------------------
             FEE TABLE                                          14
             ------------------------------------------------------

             Examples                                           16
             Condensed financial information                    17

             ------------------------------------------------------
             1. CONTRACT FEATURES AND BENEFITS                  18
             ------------------------------------------------------
             How you can purchase and contribute to your
               contract                                         18
             Owner and annuitant requirements                   18
             How you can make your contributions                19
             What are your investment options under the
               contract?                                        19
             Portfolios of the Trusts                           21
             Allocating your contributions                      27
             Dollar cost averaging                              30
             Credits (FOR SERIES CP(R) CONTRACTS ONLY)          31
             Guaranteed minimum death benefit and Guaranteed
               minimum income benefit base                      32
             Annuity purchase factors                           35
             Guaranteed minimum income benefit ("GMIB")         35
             Guaranteed minimum death benefit                   41
             Guaranteed withdrawal benefit for life ("GWBL")    43
             How withdrawals affect your guaranteed benefits    49
             Guaranteed benefit offers                          50
             Inherited IRA beneficiary continuation contract    50
             Your right to cancel within a certain number of
               days                                             52

             ------------------------------------------------------
             2. DETERMINING YOUR CONTRACT'S VALUE               53
             ------------------------------------------------------
             Your account value and cash value                  53
             Your contract's value in the variable investment
               options                                          53
             Your contract's value in the guaranteed interest
               option                                           53
             Your contract's value in the account for special
               dollar cost averaging                            53
             Effect of your account value falling to zero       53
             Termination of your contract                       54


-------------
"We,""our," and "us" refer to AXA Equitable.
When we address the reader of this Prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the Prospectus is discussing at that point. This is usually the contract owner.

When we use the word "contract" it also includes certificates that are issued under group contracts in some states.

                          CONTENTS OF THIS PROSPECTUS

             ------------------------------------------------------
             3. TRANSFERRING YOUR MONEY AMONG INVESTMENT
               OPTIONS                                          55
             ------------------------------------------------------
             Transferring your account value                    55
             Disruptive transfer activity                       55
             Rebalancing your account value                     56

             ------------------------------------------------------
             4. ACCESSING YOUR MONEY                            57
             ------------------------------------------------------
             Withdrawing your account value                     57
             How withdrawals are taken from your account value  60
             Withdrawals treated as surrenders                  60
             Surrendering your contract to receive its cash
               value                                            61
             When to expect payments                            61
             Your annuity payout options                        61

             ------------------------------------------------------
             5. CHARGES AND EXPENSES                            64
             ------------------------------------------------------
             Charges that AXA Equitable deducts                 64
             Charges that the Trusts deduct                     68
             Group or sponsored arrangements                    68
             Other distribution arrangements                    69

             ------------------------------------------------------
             6. PAYMENT OF DEATH BENEFIT                        70
             ------------------------------------------------------
             Your beneficiary and payment of benefit            70
             Non-spousal joint owner contract continuation      71
             Spousal continuation                               71
             Beneficiary continuation option                    73

             ------------------------------------------------------
             7. TAX INFORMATION                                 75
             ------------------------------------------------------
             Overview                                           75
             Contracts that fund a retirement arrangement       75
             Transfers among investment options                 75
             Taxation of nonqualified annuities                 75
             Individual retirement arrangements (IRAs)          78
             Traditional individual retirement annuities
               (traditional IRAs)                               78
             Roth individual retirement annuities (Roth IRAs)   83
             Federal and state income tax withholding and
               information reporting                            86
             Special rules for contracts funding qualified
               plans                                            87
             Impact of taxes to AXA Equitable                   87

             ------------------------------------------------------
             8. MORE INFORMATION                                88
             ------------------------------------------------------
             About Separate Account No. 70                      88
             About the Trusts                                   88
             About the general account                          88
             About other methods of payment                     89
             Dates and prices at which contract events occur    89
             About your voting rights                           90
             Cybersecurity                                      90
             Misstatement of age                                90
             Statutory compliance                               91
             About legal proceedings                            91
             Financial statements                               91


             Transfers of ownership, collateral assignments,
               loans and borrowing                              91
             About Custodial IRAs                               91
             How divorce may affect your guaranteed benefits    91
             How divorce may affect your Joint life GWBL        92
             Distribution of the contracts                      92

             ------------------------------------------------------
             APPENDICES
             ------------------------------------------------------

          -
             I   --   Condensed financial information                I-1
            II   --   Examples of automatic payment plans           II-1
           III   --   Purchase considerations for QP contracts     III-1
            IV   --   Guaranteed benefit base examples              IV-1
             V   --   Hypothetical illustrations                     V-1
            VI   --   Earnings enhancement benefit example          VI-1
           VII   --   Rules regarding contributions to your
                        contract                                   VII-1
          VIII   --   Formula for asset transfer program
                        for guaranteed benefits                   VIII-1
            IX   --   State contract availability and/or
                        variations of certain features and
                        benefits                                    IX-1

          ---------------------------------------------------------------
          STATEMENT OF ADDITIONAL INFORMATION
            Table of contents
          ---------------------------------------------------------------

                          CONTENTS OF THIS PROSPECTUS

Definitions of key terms


--------------------------------------------------------------------------------

ANNUAL ROLL-UP AMOUNT -- The "Annual Roll-up amount" is the amount credited to your Roll-up benefit base on each contract date anniversary if there has ever been a withdrawal from your contract.

ANNUAL ROLL-UP RATE -- The "Annual Roll-up rate" is the rate used to calculate the Annual withdrawal amount. It is also used to calculate amounts credited to your Roll-up benefit base once you take a withdrawal from your contract. Beginning with the contract year in which the first withdrawal is taken out of the contract until the contract date anniversary following age 85, the Annual Roll-up rate is:

..   5%, if withdrawals begin after the contract date anniversary when the owner is age 64.

..   4%, if withdrawals begin on or prior to the contract date anniversary when the owner is age 64.

ANNUAL WITHDRAWAL AMOUNT -- The "Annual withdrawal amount" is the amount you can withdraw without reducing your Roll-up benefit base. It is equal to the Annual Roll-up rate, multiplied by the Roll-up benefit base as of the most recent contract date anniversary.

ANNUITANT -- The "annuitant" is the person who is the measuring life for determining the contract's maturity date. The annuitant is not necessarily the contract's owner. Where the owner of the contract is a non-natural person, such as a company or trust, the annuitant is the measuring life for determining benefits under the contract.

APPLICABLE PERCENTAGE -- The "Applicable percentage" is the rate used to calculate your Guaranteed annual withdrawal amount if your GMIB is converted to the GWBL on the contract date anniversary following age 85.

ASSET TRANSFER PROGRAM -- The asset transfer program ("ATP") is a feature of the GMIB, the "Greater of" GMDB and the GWBL. The ATP uses predetermined mathematical formulas to move account value between the AXA Ultra Conservative Strategy investment option and the variable investment options.

ATP EXIT OPTION -- Beginning in your second contract year if you elected a GMIB, the "ATP exit option" allows you to transfer 100% of your account value from the AXA Ultra Conservative Strategy investment option to your variable investment options.

ATP TRANSFER -- A transfer between the AXA Ultra Conservative Strategy investment option and the variable investment options.

BUSINESS DAY -- Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). If the Securities and Exchange Commission determines the existence of emergency conditions on any day, and consequently, the NYSE does not open, then that day is not a business day.

CASH VALUE -- At any time before annuity payments begin, your contract's "cash value" is equal to the account value less: (i) the total amount or a pro rata portion of the annual administrative charge and any optional benefit charges; and (ii) any applicable withdrawal charges.

CONTRACT DATE -- The "contract date" is the effective date of the contract. This usually is the business day we receive the properly completed and signed application, along with any other required documents, and your initial contribution. Your contract date will be shown in your contract.

CONTRACT DATE ANNIVERSARY -- The end of each 12-month period is your "contract date anniversary." For example, if your contract date is May 1st, your contract date anniversary is April 30th.

CONTRACT MONTHIVERSARY -- The "contract monthiversary" means the same date of the month as the contract date.

CONTRACT YEAR -- The "contract year" is the 12-month period beginning on your contract date and each 12-month period after that date.

CONVERSION EFFECTIVE DATE -- The "Conversion effective date" is the date the contract converts from GMIB to GWBL and occurs on the contract date anniversary following the contract owner's age 85.

CREDIT -- An amount credited to your account value at the same time we allocate your contribution. The amount of the credit is 3% of each contribution based on total first year contributions. The credit applies only to Series CP(R) contracts.

CUSTOMIZED PAYMENT PLAN -- For contracts with GMIB, our "Customized payment plan" provides scheduled payments up to your Annual withdrawal amount. For contracts that convert from GMIB to GWBL, our "Customized payment plan" provides scheduled payments up to your Guaranteed annual withdrawal amount.

CUSTOM SELECTION RULES -- The "Custom Selection Rules" are rules for the allocation of contributions to, and transfers among, the Option B investment options. These rules require that allocations be made according to certain categories and investment option limits.

DEFERRAL ROLL-UP AMOUNT -- The "Deferral Roll-up amount" is the amount credited to your Roll-up benefit base on each contract date anniversary provided you have never taken a withdrawal from your contract.

DEFERRAL ROLL-UP RATE -- The "Deferral Roll-up rate" is used to calculate amounts credited to your Roll-up benefit base before you take your first withdrawal from your contract. The Deferral Roll-up rate is 5%.

EARNINGS ENHANCEMENT BENEFIT -- The "Earnings enhancement benefit" is an optional benefit that provides additional death benefit protection.

EXCESS WITHDRAWAL -- For contracts with the GMIB, an "Excess withdrawal" is the portion of your cumulative withdrawals that exceeds your Annual withdrawal amount. For contracts that convert from the GMIB to the GWBL, an "Excess withdrawal" is the portion of your cumulative withdrawals that exceeds your Guaranteed annual withdrawal amount. An Excess withdrawal will always reduce your benefit bases on a pro rata basis. In your first contract year, all withdrawals (except for RMD payments through our automatic RMD service) will reduce your benefit bases on a pro rata basis, because you do not have an Annual withdrawal amount in that year.

                           DEFINITIONS OF KEY TERMS

FREE LOOK -- If for any reason you are not satisfied with your contract, you may exercise your cancellation right under the contract to receive a refund, which will generally reflect any gain or loss in the investment options.

"GREATER OF" GMDB -- The "Greater of" Guaranteed minimum death benefit ("GMDB") is an optional guaranteed minimum death benefit. The death benefit and its charge are calculated using the greater of two benefit bases -- (1) the Roll-up benefit base and (2) the Highest Anniversary Value benefit base. There is an additional charge for the "Greater of" GMDB under the contract. This contract offers two different versions of the "Greater of" GMDB.

GUARANTEED ANNUAL WITHDRAWAL AMOUNT -- The "Guaranteed annual withdrawal amount" is the maximum annual amount you can withdraw without reducing your GWBL benefit base. It is equal to the Applicable percentage in effect at the time, multiplied by the GWBL benefit base as of the most recent contract date anniversary.

GUARANTEED MINIMUM INCOME BENEFIT ("GMIB") -- The GMIB is an optional benefit that provides income protection for you during your life once you elect to annuitize your contract by exercising the benefit. There is an additional charge for the GMIB under the contract. This contract offers two different versions of the GMIB.

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE ("GWBL") -- The Guaranteed withdrawal benefit for life ("GWBL") is not available at issue. The GWBL is only available to owners who have elected a GMIB. If you do not elect to exercise or terminate your GMIB, it will automatically convert to the GWBL as of the contract date anniversary following age 85. The GWBL guarantees that you can take withdrawals up to a maximum amount ("Guaranteed annual withdrawal amount") each contract year following the conversion.

GWBL BENEFIT BASE -- The "GWBL benefit base" is calculated upon conversion from the GMIB on the contract date anniversary following age 85. The initial GWBL benefit base is your account value or Roll-up benefit base on the Conversion effective date, whichever produces the higher Guaranteed annual withdrawal amount.

HIGHEST ANNIVERSARY VALUE DEATH BENEFIT -- The "Highest Anniversary Value death benefit" is an optional guaranteed minimum death benefit. The death benefit is calculated using your highest account value on any contract date anniversary up to the contract date anniversary following age 85. There is an additional charge for the Highest Anniversary Value death benefit under the contract.

INVESTMENT SIMPLIFIER -- Our "Investment simplifier" allows for systematic transfers of amounts in the guaranteed interest option to the variable investment options. There are two options under the program -- the Fixed dollar option and the Interest sweep option.

IRA -- Individual retirement annuity contract, either traditional IRA or Roth IRA (may also refer to an individual retirement account or an individual retirement arrangement).

MATURITY DATE -- The contract's "maturity date" is generally the contract date anniversary that follows the annuitant's 95th birthday.

MAXIMUM PAYMENT PLAN -- For contracts with GMIB, our "Maximum payment plan" provides scheduled payments of your Annual withdrawal amount. For contracts that convert from the GMIB to the GWBL, our "Maximum payment plan" provides scheduled payments of your Guaranteed annual withdrawal amount.

NQ CONTRACT -- Nonqualified annuity contract.

OWNER -- The "owner" is the person who is the named owner in the contract and, if an individual, is the measuring life for determining contract benefits.

QP CONTRACT -- An annuity contract that is an investment vehicle for a qualified plan.

RETURN OF PRINCIPAL DEATH BENEFIT -- The "Return of Principal" death benefit is calculated based on the total contributions to your contract, adjusted for withdrawals. There is no additional charge for this death benefit.

ROLL-UP BENEFIT BASE -- The Roll-up benefit base is used to determine the value of the GMIB and the "Greater of" GMDB. The Roll-up benefit base is also used to determine your Annual withdrawal amount. Your Roll-up benefit base is created and increased by contributions to your contract. The Roll-up benefit base is not an account value or cash value.

..   FOR GMIB: The Roll-up benefit base is used to determine your (i) lifetime payments upon exercise of the benefit and (ii) charge for the benefit.

..   FOR "GREATER OF" GMDB: The Roll-up benefit base is one component of the
    "Greater of" GMDB. The other component is the Highest Anniversary Value benefit base.

SPECIAL DCA PROGRAMS -- We use the term "Special DCA Programs" to collectively refer to our special dollar cost averaging program and our special money market dollar cost averaging program, which are described below:

..   SPECIAL DOLLAR COST AVERAGING -- Our "Special dollar cost averaging program" allows for the systematic transfers of amounts in the account for special dollar cost averaging into the variable investment options and the guaranteed interest option. The account for special dollar cost averaging is part of our general account. This program is only available with Series B and Series L contracts.

..   SPECIAL MONEY MARKET DOLLAR COST AVERAGING -- Our "Special money market dollar cost averaging program" allows for the systematic transfers of amounts in the account for special money market dollar cost averaging into the variable investment options and the guaranteed interest option. This program is only available with Series CP(R) contracts.

VALUATION DAY -- A "valuation day" is a scheduled date each month the contract is in effect that the asset transfer program formulas are calculated to determine whether a transfer is required.

VARIABLE INVESTMENT OPTIONS -- The "variable investment options" available under your contract differ depending on whether you elect Option A or Option B. Except where noted, when we refer to variable investment options we are not including the AXA Ultra Conservative Strategy investment option, which is part of the ATP.

                           DEFINITIONS OF KEY TERMS

To make this Prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this Prospectus as in the contract or supplemental materials. Your financial professional can provide further explanation about your contract or supplemental materials.

-----------------------------------------------------------------------------
 PROSPECTUS                            CONTRACT OR SUPPLEMENTAL MATERIALS
-----------------------------------------------------------------------------
account value                          Annuity Account Value

unit                                   Accumulation Unit

Deferral Roll-up amount                Deferral bonus Roll-up amount

Deferral Roll-up rate                  Deferral bonus Roll-up rate
-----------------------------------------------------------------------------

                           DEFINITIONS OF KEY TERMS

Who is AXA Equitable?

--------------------------------------------------------------------------------


We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable Life Insurance Company is an indirect wholly owned subsidiary of AXA Financial, Inc., which is an indirect wholly owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, AXA exercises significant influence over the operations and capital structure of AXA Equitable. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts. AXA Equitable is solely responsible for paying all amounts owed to you under your contract.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $577.7 billion in assets as of December 31, 2014. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico and U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

                             WHO IS AXA EQUITABLE?

HOW TO REACH US

Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable, delayed or discontinued. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:
--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITH CHECKS:

FOR CONTRIBUTIONS SENT BY REGULAR MAIL:

  Retirement Service Solutions
  P.O. Box 1577
  Secaucus, NJ 07096-1577

FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:

  Retirement Service Solutions
  500 Plaza Drive, 6th Floor
  Secaucus, NJ 07094
--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITHOUT CHECKS:

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY REGULAR MAIL:

  Retirement Service Solutions
  P.O. Box 1547
  Secaucus, NJ 07096-1547

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:

  Retirement Service Solutions
  500 Plaza Drive, 6th Floor
  Secaucus, NJ 07094

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this Prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our processing office is: 500 Plaza Drive, 6th Floor, Secaucus, New Jersey 07094.
--------------------------------------------------------------------------------
 REPORTS WE PROVIDE:

..   written confirmation of financial transactions and certain nonfinancial transactions, including termination of a systematic withdrawal option;


..   statement of your account value at the close of each calendar year, and any calendar quarter in which there was a financial transaction; and

..   annual statement of your account value as of the close of the contract year, including notification of eligibility to exercise the GMIB and/or the Roll-up benefit base reset option and eligibility to convert the GMIB to the GWBL as of the contract date anniversary following age 85.

--------------------------------------------------------------------------------
 TELEPHONE OPERATED PROGRAM SUPPORT ("TOPS") AND ONLINE ACCOUNT ACCESS ("OAA")
 SYSTEMS:


Please note that effective on or about May 1, 2015, TOPS will be discontinued.


TOPS is designed to provide you with up-to-date information via touch-tone telephone. OAA is designed to provide this information through the Internet. You can obtain information on:

..   your current account value;

..   your current allocation percentages;

..   the number of units you have in the variable investment options;

..   the daily unit values for the variable investment options; and

..   performance information regarding the variable investment options (not available through TOPS).

You can also:

..   change your allocation percentages and/or transfer among the investment options, excluding (i) transfers into or out of the AXA Ultra Conservative Strategy Portfolio and (ii) (for TOPS only) transfers out of the guaranteed interest option;

   -- Note, TOPS is not available for transfers if you elect Option B.

..   rebalance under Option A (through OAA only);

..   elect to receive certain contract statements electronically;

..   change your address (not available through TOPS);

..   sign up for one-time or automatic resets (through OAA only);

..   change your TOPS personal identification number ("PIN") (through TOPS only)
    and your OAA password (through OAA only); and

..   access Frequently Asked Questions and Service Forms (not available through
    TOPS).


TOPS and OAA are normally available seven days a week, 24 hours a day. You may use TOPS by calling toll free 1-888-909-7770. You may use OAA by visiting our website at www.axa.com. Of course, for reasons beyond our control, these services may sometimes be unavailable. In addition, please note that effective on or about May 1, 2015, TOPS will be discontinued.


We have established procedures to reasonably confirm that the instructions communicated by telephone or the Internet are genuine. For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.

                             WHO IS AXA EQUITABLE?

We reserve the right to limit access to these services if we determine that you engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "Transferring your money among investment options" later in this Prospectus).

--------------------------------------------------------------------------------
 CUSTOMER SERVICE REPRESENTATIVE:

You may also use our toll-free number (1-800-789-7771) to speak with one of our customer service representatives. Our customer service representatives are available on the following business days:

..   Monday through Thursday from 8:30 a.m. until 7:00 p.m., Eastern time.

..   Friday from 8:30 a.m. until 5:30 p.m., Eastern time.

WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE (AND SUBMITTED IN THE MANNER THAT THE FORMS SPECIFY):

(1)authorization for telephone transfers by your financial professional;

(2)conversion of a traditional IRA to a Roth IRA contract;

(3)tax withholding elections (see withdrawal request form);

(4)election of the Beneficiary continuation option;

(5)IRA contribution recharacterizations;

(6)Section 1035 exchanges;

(7)direct transfers and rollovers;

(8)election of the ATP exit option;

(9)exercise of the GMIB or election of an annuity payout option;

(10)requests to reset your Roll-up benefit base by electing one of the following: one-time reset option, automatic annual reset program or automatic customized reset program;

(11)death claims;

(12)change in ownership (NQ only, if available under your contract);

(13)requests for enrollment in either our Maximum payment plan or Customized payment plan;

(14)purchase by, or change of ownership to, a nonnatural owner;

(15)requests to collaterally assign your NQ contract;

(16)requests to drop the GWBL or the GMIB;

(17)election to convert the GMIB to the GWBL as of the contract date anniversary following age 85;

(18)requests to add a Joint life after conversion of the GMIB to the GWBL as of the contract date anniversary following age 85;

(19)requests to transfer, re-allocate, rebalance and change your future allocations (except that certain transactions may be permitted through TOPS and the Online Account Access systems);

(20)transfers into and among the investment options; and

(21)withdrawal requests.

WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1)beneficiary changes;

(2)contract surrender;

(3)Investment simplifier;

(4)special money market dollar cost averaging (if available); and

(5)special dollar cost averaging (if available).

TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1)Investment simplifier;

(2)special money market dollar cost averaging (if available);

(3)special dollar cost averaging (if available);

(4)Maximum payment plan;

(5)Customized payment plan;

(6)substantially equal withdrawals;

(7)systematic withdrawals;

(8)the date annuity payments are to begin; and

(9)RMD payments from inherited IRAs.

TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION AT LEAST ONE CALENDAR DAY PRIOR TO YOUR CONTRACT DATE ANNIVERSARY:

(1)automatic annual reset program; and

(2)automatic customized reset program.

                              -------------------

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take. We reserve the right to add, remove or change our administrative forms, procedures and programs at any time.

SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners, both must sign.

                             WHO IS AXA EQUITABLE?

The Accumulator(R) Series at a glance -- key features

--------------------------------------------------------------------------------

THREE CONTRACT SERIES  This Prospectus describes The Accumulator(R) Series contracts -- Series B, Series CP(R) and Series L. Each
                       series provides for the accumulation of retirement savings and income, offers income and death benefit protection, and offers various payout options. Also, each series offers the
                       Guaranteed minimum income benefit ("GMIB"), the Guaranteed minimum death benefits and the ability to convert from the
                       GMIB to the Guaranteed withdrawal benefit for life ("GWBL").


                       Each series provides a different charge structure. For details, please see the summary of the contract features below, the "Fee table" and "Charges and expenses" later in this Prospectus.

                       Each series is subject to contribution rules, which are described in "Contribution amounts" later in this section and in "How you can purchase and contribute to your contract" in "Contract features and benefits" and in "Rules regarding contributions to your contract" in Appendix VII later in this Prospectus.

                       The chart below shows the availability of key features under each series of the contract.

                                             SERIES B  SERIES CP(R)  SERIES L
 -----------------------------------------------------------------------------
 Special dollar cost averaging                 Yes         No          Yes
 -----------------------------------------------------------------------------
 Special money market dollar cost averaging    No          Yes         No
 -----------------------------------------------------------------------------
 Credits                                       No          Yes         No

                            Throughout the Prospectus, any differences among the contract series are identified.

                            You should work with your financial professional to decide which series of the contract may be appropriate for you
                            based on a thorough analysis of your particular insurance
                            needs, financial objectives, investment goals, time
                            horizons and risk tolerance.
----------------------------------------------------------------------------------------
PROFESSIONAL INVESTMENT     The Accumulator(R) Series' variable investment options
MANAGEMENT                  invest in different Portfolios managed by professional
                            investment advisers.
----------------------------------------------------------------------------------------
GUARANTEED INTEREST OPTION  .   Principal and interest guarantees.
                            .   Interest rates set periodically.
----------------------------------------------------------------------------------------
TAX CONSIDERATIONS          .   No tax on earnings inside the contract until you make
                                withdrawals from your contract or receive annuity
                                payments.
                            ------------------------------------------------------------
                            .   No tax on transfers among investment options inside the
                                contract.
                            ------------------------------------------------------------
                            If you are purchasing or contributing to an annuity
                            contract which is an Individual Retirement Annuity (IRA) or to fund an employer retirement plan (QP or Qualified Plan), you should be aware that such annuities do not provide tax deferral benefits beyond those already provided by the
                            Internal Revenue Code for these types of arrangements.
                            Before purchasing or contributing to one of these
                            contracts, you should consider whether its features and
                            benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits
                            and costs of these annuities compared with any other
                            investment that you may use in connection with your
                            retirement plan or arrangement. Depending on your personal situation, the contract's guaranteed benefits may have
                            limited usefulness because of required minimum
                            distributions ("RMDs").
----------------------------------------------------------------------------------------
GUARANTEED MINIMUM          The GMIB provides income protection for you during your
INCOME BENEFIT ("GMIB")     life once you elect to annuitize the contract by exercising the benefit. If you elect GMIB I -- Asset Allocation, your contract will be restricted to Option A. If you elect GMIB
                            II -- Custom Selection, you may allocate amounts under
                            either Option A or Option B, and therefore, the fees
                            associated with GMIB II -- Custom Selection are higher than those associated with GMIB I -- Asset Allocation. If you do not elect to exercise the GMIB, this benefit will
                            automatically convert to the GWBL as of the contract date
                            anniversary following age 85, unless you terminate the
                            benefit.
                            If you elect GMIB, your investment allocations are subject to our asset transfer program ("ATP"). The ATP uses
                            predetermined mathematical formulas to move account value
                            between the AXA Ultra Conservative Strategy investment
                            option and the variable investment options. Under these
                            formulas, your account value may be transferred between the variable investment options which you have selected and the
                            AXA Ultra Conservative Strategy investment option. For more information, please see "Guaranteed minimum income benefit
                            ("GMIB")" in "Contract features and benefits" later in this
                            Prospectus and Appendix VIII to this Prospectus.
----------------------------------------------------------------------------------------

             THE ACCUMULATOR(R) SERIES AT A GLANCE -- KEY FEATURES

--------------------------------------------------------------------------------------
GUARANTEED MINIMUM        The GWBL guarantees that you can take withdrawals up to a
INCOME BENEFIT ("GMIB")   maximum amount each contract year. Excess withdrawals can
(CONTINUED)               cause a significant reduction in your guaranteed benefit
                          bases and in some cases result in a termination of your
                          contract. THE GWBL IS AVAILABLE ONLY UPON A CONVERSION FROM
                          THE GMIB ON THE CONTRACT DATE ANNIVERSARY FOLLOWING AGE 85.
                          If you have not elected to exercise the GMIB as of the
                          contract date anniversary following age 85, the GMIB will
                          automatically convert to the GWBL effective on that date.
                          Upon conversion to GWBL, you will continue to have the
                          investment option choices that were available to you under your GMIB and your contract will continue to be subject to the ATP.
                          The guaranteed benefits under the contract are supported by
                          AXA Equitable's general account and are subject to AXA
                          Equitable's claims paying ability. Contract owners should
                          look to the financial strength of AXA Equitable for its
                          claims paying ability.
--------------------------------------------------------------------------------------
GUARANTEED MINIMUM DEATH  .   Return of Principal death benefit
BENEFITS ("GMDBS")        .   Highest Anniversary Value death benefit
                          .   "Greater of" GMDB
                             -- The "Greater of" GMDB I (available only if elected
                                with the GMIB I -- Asset Allocation); or
                             -- The "Greater of" GMDB II (available only if elected
                                with the GMIB II -- Custom Selection)
                          All three GMDBs are available in combination with the GMIB.
                          The Return of Principal death benefit and the Highest
                          Anniversary Value death benefit are available without the
                          GMIB. However, the "Greater of" GMDB can only be selected
                          in combination with the GMIB. If you do not select either
                          the Highest Anniversary Value death benefit or the "Greater of" GMDB, the Return of Principal death benefit will
                          automatically be issued with all eligible contracts.
                          Eligible contracts are those that meet the owner and
                          annuitant issue age requirements described under "Rules
                          regarding contributions to your contract" in "Appendix VII".

                          The guaranteed benefits under the contract are supported by
                          AXA Equitable's general account and are subject to AXA
                          Equitable's claims paying ability. Contract owners should
                          look to the financial strength of AXA Equitable for its
                          claims paying ability.
--------------------------------------------------------------------------------------
CONTRIBUTION AMOUNTS      The chart below shows the minimum initial and, in
                          parenthesis, additional contribution amounts under the
                          contracts. Please see "How you can purchase and contribute to your contract" in "Contract features and benefits" and
                          "Rules regarding contributions to your contract" in
                          "Appendix VII" for more information, including important
                          limitations on contributions.

                                                 SERIES B         SERIES CP(R)   SERIES L
-------------------------------------------------------------------------------------------------
NQ                                               $25,000($500)    $25,000($500)  $25,000($500)
-------------------------------------------------------------------------------------------------
Traditional IRA                                  $25,000($50)     $25,000($50)   $25,000($50)
-------------------------------------------------------------------------------------------------
Roth IRA                                         $25,000($50)     $25,000($50)   $25,000($50)
-------------------------------------------------------------------------------------------------
Inherited IRA Beneficiary Continuation contract  $25,000($1,000)  n/a            $25,000($1,000)
(traditional IRA or Roth IRA) ("Inherited IRA")
-------------------------------------------------------------------------------------------------
QP                                               $25,000($500)    $25,000($500)  $25,000($500)
-------------------------------------------------------------------------------------------------

                               .   No contributions will be accepted after the first
                                   contract year (other than QP contracts). For QP
                                   contracts, the maximum aggregate contributions for any
                                   contract year is 100% of first-year contributions.
                                   Subsequent contributions are not permitted after
                                   conversion to the GWBL.

                               .   Maximum contribution limitations apply to all contracts.
                               ------------------------------------------------------------
                               We currently do not accept any contribution to your
                               contract if: (i) the sum total of all contributions under
                               your Accumulator(R) Series 13.0 contract would then total
                               more than $1,000,000 ($500,000 for owners or annuitants who are age 81 and older at contract issue); (ii) the sum total of all contributions under all Accumulator(R) Series and
                               Retirement Cornerstone(R) Series contracts with the same
                               owner or annuitant would then total more than $1,500,000;
                               or (iii) the aggregate contributions under all AXA
                               Equitable annuity accumulation contracts with the same
                               owner or annuitant would then total more than $2,500,000.

                               Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions,
                               including our rights to (i) change minimum and maximum
                               contribution requirements and limitations, and (ii)
                               discontinue acceptance of contributions. Further, we may at any time exercise our rights to limit or terminate your
                               contributions and transfers to any of the variable
                               investment options and to limit the number of variable
                               investment options which you may elect.
-------------------------------------------------------------------------------------------
CREDIT                         We allocate your contributions to your account value. We
(SERIES CP(R) CONTRACTS ONLY)  allocate a credit to your account value at the same time that we allocate your contributions. The credit will apply to additional contribution amounts only to the extent that those amounts exceed total withdrawals from the contract.
                               The amount of credit is 3% of each contribution. The credit is subject to recovery by us in certain limited
                               circumstances.
-------------------------------------------------------------------------------------------

             THE ACCUMULATOR(R) SERIES AT A GLANCE -- KEY FEATURES

------------------------------------------------------------------------------------------
ACCESS TO YOUR MONEY          .   Partial withdrawals
                              .   Several withdrawal options on a periodic basis
                              .   Contract surrender
                              .   Maximum payment plan (only under contracts with GMIB or
                                  GWBL)
                              .   Customized payment plan (only under contracts with GMIB
                                  or GWBL)
                              You may incur a withdrawal charge for certain withdrawals
                              or if you surrender your contract. You may also incur
                              income tax and a tax penalty. Certain withdrawals will
                              diminish the value of optional benefits.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
PAYOUT OPTIONS                .   Fixed annuity payout options
                              .   Other payout options through other contracts
------------------------------------------------------------------------------------------
ADDITIONAL FEATURES           .   Guaranteed minimum death benefit options
                              .   Dollar cost averaging
                              .   Automatic quarterly account value rebalancing (Option B
                                  only)
                              .   Free transfers
                              .   Waiver of withdrawal charge for certain withdrawals,
                                  disability, terminal illness, or confinement to a
                                  nursing home
                              .   Earnings enhancement benefit, an optional death benefit
                                  available under certain contracts
                              .   Option to drop the GMIB after issue
                              .   Option to drop the GWBL after conversion
                              .   Spousal continuation
                              .   Beneficiary continuation option (IRA and NQ only)
                              .   Roll-up benefit base reset
------------------------------------------------------------------------------------------
FEES AND CHARGES              Please see "Fee table" later in this section for complete
                              details.
------------------------------------------------------------------------------------------
OWNER AND ANNUITANT ISSUE     Please see "Rules regarding contributions to your contract"
AGES                          in "Appendix VII" for owner and annuitant issue ages
                              applicable to your contract.
------------------------------------------------------------------------------------------
YOUR RIGHT TO CANCEL          To exercise your cancellation right you must mail the
                              contract, with a signed letter of instruction electing this right, to our processing office within 10 days after you
                              receive it. If state law requires, this "free look" period may be longer. See "Your right to cancel within a certain
                              number of days" in "Contract features and benefits" later
                              in this Prospectus for more information.
------------------------------------------------------------------------------------------
EFFECT OF YOUR ACCOUNT VALUE  Your contract will terminate without value if your account
FALLING TO ZERO               value is insufficient to pay any applicable charges when
                              due. Your account value could become insufficient due to
                              withdrawals and/or poor market performance. Upon such
                              termination, you will lose all your rights under your
                              contract and any applicable guaranteed benefits, except as discussed under "Effect of your account value falling to
                              zero" in "Determining your contract's value" later in this
                              Prospectus.
------------------------------------------------------------------------------------------
GUARANTEED BENEFIT OFFERS     From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain
                              guaranteed benefits. See "Guaranteed benefit offers" in
                              "Contract features and benefits" for more information.
------------------------------------------------------------------------------------------


THE TABLE ABOVE SUMMARIZES ONLY CERTAIN CURRENT KEY FEATURES AND BENEFITS OF THE CONTRACT. THE TABLE ALSO SUMMARIZES CERTAIN CURRENT LIMITATIONS, RESTRICTIONS AND EXCEPTIONS TO THOSE FEATURES AND BENEFITS THAT WE HAVE THE RIGHT TO IMPOSE UNDER THE CONTRACT AND THAT ARE SUBJECT TO CHANGE IN THE FUTURE. IN SOME CASES, OTHER LIMITATIONS, RESTRICTIONS AND EXCEPTIONS MAY APPLY. THE CONTRACT MAY NOT CURRENTLY BE AVAILABLE IN ALL STATES. CERTAIN FEATURES AND BENEFITS DESCRIBED IN THIS PROSPECTUS MAY VARY IN YOUR STATE; ALL FEATURES AND BENEFITS MAY NOT BE AVAILABLE IN ALL CONTRACTS, IN ALL STATES OR FROM ALL SELLING BROKER-DEALERS. YOU MAY CONTACT US TO PURCHASE ANY VERSION OF THE CONTRACT IF A VERSION IS NOT OFFERED BY THE SELLING BROKER-DEALER. PLEASE SEE APPENDIX IX LATER IN THIS PROSPECTUS FOR MORE INFORMATION ON STATE AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS.

For more detailed information, we urge you to read the contents of this Prospectus, as well as your contract. This Prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The Prospectus should be read carefully before investing. Please feel free to speak with your financial professional, or call us, if you have any questions.

OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, credits, fees and/or charges that are different from those in the contracts offered by this Prospectus. Not every contract is offered through every selling broker-dealer. Some selling broker-dealers may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts, based on issue age or other criteria established by the selling broker-dealer. Upon request, your financial professional can show you information regarding other AXA Equitable annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the AXA Equitable annuity contracts.

You should work with your financial professional to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

             THE ACCUMULATOR(R) SERIES AT A GLANCE -- KEY FEATURES

Fee table

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. Each of the charges and expenses is more fully described in "Charges and expenses" later in this Prospectus.

The first table describes fees and expenses that you will pay at the time you surrender the contract, if you make certain withdrawals or transfers, request special services or apply your cash value to certain payout options. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply./(1)/

-------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU REQUEST CERTAIN TRANSACTIONS
-------------------------------------------------------------------------------------------
Maximum withdrawal charge as a percentage of contributions   SERIES B SERIES CP(R) SERIES L
withdrawn/(2)/ (deducted if you surrender your contract or   7.00%    8.00%        8.00%
make certain withdrawals or apply your cash value to
certain payout options).
Charge for each additional transfer in excess of 12               Maximum Charge: $35
transfers per contract year:/(3)/                                Current Charge:   $ 0

Special service charges:/(4)/
  .   Express mail charge                             Current and Maximum Charge:   $35
  .   Wire transfer charge                            Current and Maximum Charge:   $90
  .   Check preparation charge/(5)/                   Maximum Charge:            $85
                                                      Current Charge:              $0
  .   Charge for third party transfer or
      exchange/(5)/                                   Maximum Charge:            $125
                                                      Current Charge:              $65/(6)/
  .   Duplicate contract charge                       Current and Maximum Charge:   $35
---------------------------------------------------------------------------------------------------


The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including the underlying trust portfolio fees and expenses.

-----------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE ON EACH CONTRACT DATE
 ANNIVERSARY
-----------------------------------------------------------------------
Maximum annual administrative charge/(7)/

   If your account value on a contract date anniversary is     $30
   less than $50,000/(8)/

   If your account value on a contract date anniversary is     $0
   $50,000 or more


----------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS EXPRESSED AS AN ANNUAL PERCENTAGE OF
 DAILY NET ASSETS/(9)/
----------------------------------------------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES/(10)/:                      SERIES B  SERIES CP(R)  SERIES L
                                                             --------  ---------     --------
Operations                                                   0.80%     1.05%         1.10%
Administrative                                               0.30%     0.35%         0.35%
Distribution                                                 0.20%     0.25%         0.25%
                                                             -----     -----         -----
Total Separate account annual expenses ("Contract fee")      1.30%     1.65%         1.70%


------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE EACH YEAR IF YOU ELECT ANY
 OF THE FOLLOWING OPTIONAL BENEFITS
------------------------------------------------------------------------------------------
GUARANTEED MINIMUM DEATH BENEFIT CHARGE (Calculated as a
percentage of the applicable benefit base./(11)/ Deducted
annually/(12)/ on each contract date anniversary for which
the benefit is in effect.)

   Return of Principal death benefit                           no additional charge

   Highest Anniversary Value death benefit                     0.35% (current and maximum)
------------------------------------------------------------------------------------------
"Greater of" GMDB I (ONLY AVAILABLE IF YOU ALSO ELECT GMIB
  I -- ASSET ALLOCATION)

   Maximum Charge                                              2.30%

   Current Charge/(13)/                                        1.15%
------------------------------------------------------------------------------------------

                                   FEE TABLE

---------------------------------------------------------------------------
"Greater of" GMDB II (ONLY AVAILABLE IF YOU ALSO ELECT GMIB
  II -- CUSTOM SELECTION)

   Maximum Charge                                              2.60%

   Current Charge/(13)/                                        1.30%
---------------------------------------------------------------------------
GUARANTEED MINIMUM INCOME BENEFIT CHARGE/(14)/ (Calculated
as a percentage of the applicable benefit base./(11)
/Deducted annually/(12) /on each contract date anniversary
for which the benefit is in effect.)

  If you elect GMIB I -- Asset Allocation

   Maximum Charge                                              2.30%

   Current Charge/(13)/                                        1.15%
---------------------------------------------------------------------------

  If you elect GMIB II -- Custom Selection

   Maximum Charge                                              2.60%

   Current Charge/(13)/                                        1.30%
---------------------------------------------------------------------------
EARNINGS ENHANCEMENT BENEFIT CHARGE/(14) /(Calculated as a
percentage of the account value. Deducted annually/(7) /on
each contract date anniversary for which the benefit is in
effect.)                                                       0.35%
---------------------------------------------------------------------------
GUARANTEED WITHDRAWAL BENEFIT FOR LIFE BENEFIT
CHARGE/(14)(15) /(Available only upon conversion of the
GMIB and calculated as a percentage of the GWBL benefit
base/(11) /deducted annually/(12) /on each contract date
anniversary for which the benefit is in effect.)

  Conversion from GMIB I -- Asset Allocation

   Maximum Charge                                              2.30%

   Current Charge/(13)/                                        1.15%
---------------------------------------------------------------------------

  Conversion from GMIB II -- Custom Selection

   Maximum Charge                                              2.60%

   Current Charge/(13)/                                        1.30%
---------------------------------------------------------------------------


You also bear your proportionate share of all fees and expenses paid by a "Portfolio" that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the Portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the prospectus for the Portfolio.


---------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY
 NET ASSETS/(9)/
---------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2014
(expenses that are deducted from Portfolio assets including
management fees, 12b-1 fees, service fees, and/or other      Lowest Highest
expenses)/(16)/                                              0.71%  1.44%
---------------------------------------------------------------------------

                                   FEE TABLE

Notes:

(1)The current tax charge that might be imposed varies by jurisdiction and currently ranges from 0% to 3.5%.

(2)Deducted upon a withdrawal of amounts in excess of the 10% free withdrawal amount, if applicable:

   The withdrawal charge percentage we use is determined by the contract year in which you make a withdrawal or surrender your contract to receive its cash value. For each contribution, we consider the contract year in which we receive that contribution to be "contract year 1")

Contract Year  Series B Series CP(R) Series L
-------------  -------- ------------ --------
    1.........  7.00%      8.00%      8.00%
    2.........  7.00%      8.00%      7.00%
    3.........  6.00%      7.00%      6.00%
    4.........  6.00%      6.00%      5.00%
    5.........  5.00%      5.00%      0.00%
    6.........  3.00%      4.00%      0.00%
    7.........  1.00%      3.00%      0.00%
    8.........  0.00%      2.00%      0.00%
    9.........  0.00%      1.00%      0.00%
    10+.......  0.00%      0.00%      0.00%

(3)Currently, we do not charge for transfers among investment options under the contract. However, we reserve the right to charge for transfers in excess of 12 transfers per contract year. We will charge no more than $35 for each transfer at the time each transfer is processed. See "Transfer charge" under "Charges that AXA Equitable deducts" in "Charges and expenses" later in this Prospectus.

(4)These charges may increase over time to cover our administrative costs. We may discontinue these services at any time, with or without notice.

(5)The sum of these charges will never exceed 2% of the amount disbursed or transferred.


(6)This charge is currently waived. This waiver may be discontinued at any time, with or without notice.

(7)If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year.

(8)During the first two contract years this charge, if applicable, is equal to the lesser of $30 or 2% of your account value. Thereafter, the charge, if applicable, is $30 for each contract year.

(9)Daily net assets is the sum of the value of the amounts invested in all your portfolios before we deduct applicable contract charges, which are set forth in the tables above.

(10)The separate account annual expenses compensate us for certain risks we assume and expenses we incur under the contract. We expect to make a profit from these charges. For Series CP(R) contracts, both the separate account annual expenses and the withdrawal charge compensate us for the expense associated with the credit.

(11)The benefit base is not an account value or cash value. If you elect the GMIB and/or the Guaranteed minimum death benefit at issue, your initial benefit base is equal to your initial contributions to your contract. For Series CP(R) contracts, your initial benefit base does not include the credit. Subsequent adjustments to the applicable benefit base may result in a benefit base that is significantly different from your total contributions or account value. See "Guaranteed minimum income benefit and Guaranteed minimum death benefit base" and "GWBL benefit base" in "Contract features and benefits" later in this Prospectus.

(12)If the contract is surrendered or annuitized, or a death benefit is paid, or the benefit is dropped (if applicable), on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year.

(13)We reserve the right to increase or decrease this charge any time after your second contract date anniversary. See "Fee changes for the guaranteed benefits" in "Charges and expenses" later in this Prospectus.

(14)If you elect the Earnings enhancement benefit at issue, and your GMIB then converts to the GWBL, the Earnings enhancement benefit will continue in force after conversion, although it may be adversely affected by withdrawals under the GWBL.

(15)Please see "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" for more information about this feature, including its benefit base and the Annual Ratchet provision, and "Guaranteed withdrawal benefit for life benefit charge" in "Charges and expenses," both later in this Prospectus.

(16)"Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2014, if applicable, and for the underlying portfolios. In addition, the "Lowest" represents the total annual operating expenses of the EQ/Core Bond Index Portfolio. The "Highest" represents the total annual operating expenses of the Multimanager Technology Portfolio. For more information, see the prospectuses for the Portfolios. The highest "Total Annual Portfolio Operating Expenses" does not consider the total annual operating expenses for the AXA Ultra Conservative Strategy Portfolio, which is not available for direct allocations. Pursuant to a contract, AXA Equitable Funds Management Group, LLC, the investment manager of the EQ Advisors Trust, which holds the AXA Ultra Conservative Strategy Portfolio, has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the portfolio to 0.95% through April 30, 2016 (unless the EQ Advisors trust Board of Trustees consents to an earlier revision or termination of this agreement).


EXAMPLES

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying trust fees and expenses (including the underlying portfolio fees and expenses). These examples do not reflect charges for any special service you may request.

The examples below show the expenses that a hypothetical contract owner (who has elected the "Greater of" GMDB II and the Earnings enhancement benefit with the GMIB II -- Custom Selection) would pay in the situations illustrated. These examples use an average annual administrative charge based on the charges paid in the prior calendar year which results in an estimated administrative charge calculated as a percentage of contract

                                   FEE TABLE
value, as follows: Series B 0.010%; Series CP(R) 0.008%; and Series L 0.003%. The example assumes the maximum charges that would apply based on a 5% return for the "Greater of" GMDB II and the GMIB II -- Custom Selection, both of which are calculated as a percentage of each benefit's benefit base.


The guaranteed interest option and amounts allocated to the Special DCA programs (as available) are not covered by these examples. The annual administrative charge, any applicable withdrawal charge and the charge for any optional benefits do apply to the guaranteed interest option and amounts allocated to the Special DCA programs (as available).

These examples assume that you invest $10,000 in the contract for the time periods indicated, and that your investment has a 5% return each year. The example for Series CP(R) contracts assumes that a 3% credit was applied to your contribution. Other than the administrative charge and the charges for the guaranteed benefits (which are described immediately above), the example also assumes separate account annual expenses and total annual expenses of the Portfolios (before expense limitations). These examples should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                               SERIES B
---------------------------------------------------------------------------------------------------
                                         IF YOU SURRENDER YOUR       IF YOU DO NOT SURRENDER YOUR
                                      CONTRACT AT THE END OF THE      CONTRACT AT THE END OF THE
                                        APPLICABLE TIME PERIOD          APPLICABLE TIME PERIOD
---------------------------------------------------------------------------------------------------
                                    1 YEAR 3 YEARS 5 YEARS 10 YEARS 1 YEAR 3 YEARS 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Portfolios                       $1,298 $2,728  $4,517   $9,037   $598  $2,128  $4,017   $9,037
---------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Portfolios                       $1,222 $2,506  $4,169   $8,480   $522  $1,906  $3,669   $8,480
---------------------------------------------------------------------------------------------------


                                               SERIES L
---------------------------------------------------------------------------------------------------
                                         IF YOU SURRENDER YOUR       IF YOU DO NOT SURRENDER YOUR
                                      CONTRACT AT THE END OF THE      CONTRACT AT THE END OF THE
                                        APPLICABLE TIME PERIOD          APPLICABLE TIME PERIOD
---------------------------------------------------------------------------------------------------
                                    1 YEAR 3 YEARS 5 YEARS 10 YEARS 1 YEAR 3 YEARS 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Portfolios                       $1,440 $2,846  $4,200   $9,318   $640  $2,246  $4,200   $9,318
---------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Portfolios                       $1,363 $2,626  $3,858   $8,786   $563  $2,026  $3,858   $8,786
---------------------------------------------------------------------------------------------------


                                             SERIES CP(R)
---------------------------------------------------------------------------------------------------
                                         IF YOU SURRENDER YOUR       IF YOU DO NOT SURRENDER YOUR
                                      CONTRACT AT THE END OF THE      CONTRACT AT THE END OF THE
                                        APPLICABLE TIME PERIOD          APPLICABLE TIME PERIOD
---------------------------------------------------------------------------------------------------
                                    1 YEAR 3 YEARS 5 YEARS 10 YEARS 1 YEAR 3 YEARS 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Portfolios                       $1,446 $2,965  $4,735   $9,402   $646  $2,265  $4,235   $9,402
---------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Portfolios                       $1,367 $2,739  $4,382   $8,847   $567  $2,039  $3,882   $8,847
---------------------------------------------------------------------------------------------------




For information on how your contract works under certain hypothetical circumstances, please see Appendix V at the end of this Prospectus.

CONDENSED FINANCIAL INFORMATION


Please see Appendix I at the end of this Prospectus or the Statement of Additional Information for the unit values and the number of units outstanding as of the end of the periods shown for each of the variable investment options available as of December 31, 2014.

                                   FEE TABLE

1. Contract features and benefits

--------------------------------------------------------------------------------

HOW YOU CAN PURCHASE AND CONTRIBUTE TO YOUR CONTRACT

You may purchase a contract by making payments to us that we call "contributions." We can refuse to accept any application or contribution from you at any time, including after you purchase the contract. We require a minimum contribution for each type of contract purchased. Maximum contribution limitations also apply. The tables in Appendix VII summarize our current rules regarding contributions to your contract, which rules are subject to change. In some states our rules may vary. Both the owner and the annuitant named in the contract must meet the issue age requirements shown in the table, and rules for contributions are based on the age of the older of the original owner and annuitant. No contributions will be accepted after the first contract year (other than QP contracts). For QP contracts, (i) the maximum aggregate contributions for any contract year is 100% of first-year contributions and
(ii) subsequent contributions are not permitted after conversion to the GWBL.


No contributions are accepted after the first contract year (other than QP contracts). Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our rights to (i) change minimum and maximum contribution requirements and limitations, and
(ii) discontinue acceptance of contributions. We may discontinue acceptance of contributions within the first year. Further, we may at any time exercise our rights to limit or terminate your contributions and transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.


--------------------------------------------------------------------------------
WE RESERVE THE RIGHT TO CHANGE OUR CURRENT LIMITATIONS ON YOUR CONTRIBUTIONS
AND TO DISCONTINUE ACCEPTANCE OF CONTRIBUTIONS.
--------------------------------------------------------------------------------

We currently do not accept any contribution to your contract if: (i) the sum total of all contributions under your Accumulator(R) Series 13.0 contract would then total more than $1,000,000 ($500,000 for owners or annuitants who are age 81 and older at contract issue); (ii) the sum total of all contributions under all Accumulator(R) Series and Retirement Cornerstone(R) Series contracts with the same owner or annuitant would then total more than $1,500,000; or (iii) the aggregate contributions under all AXA Equitable annuity accumulation contracts with the same owner or annuitant would then total more than $2,500,000. We may waive these contribution limitations based on certain criteria, including benefits that have been elected, issue age, the total amount of contributions, variable investment option allocations and selling broker-dealer compensation. These contribution limitations may not be applicable in your state. Please see Appendix IX later in this Prospectus.

--------------------------------------------------------------------------------
THE "OWNER" IS THE PERSON WHO IS THE NAMED OWNER IN THE CONTRACT AND, IF AN INDIVIDUAL, IS THE MEASURING LIFE FOR DETERMINING CONTRACT BENEFITS. THE "ANNUITANT" IS THE PERSON WHO IS THE MEASURING LIFE FOR DETERMINING THE CONTRACT'S MATURITY DATE. THE ANNUITANT IS NOT NECESSARILY THE CONTRACT OWNER. WHERE THE OWNER OF A CONTRACT IS A NON-NATURAL PERSON SUCH AS A COMPANY OR TRUST, THE ANNUITANT IS THE MEASURING LIFE FOR DETERMINING CONTRACT BENEFITS.
--------------------------------------------------------------------------------
OWNER AND ANNUITANT REQUIREMENTS

Under NQ contracts, the annuitant can be different from the owner. A joint owner may also be named. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner.


Owners which are not individuals may be required to document their status to avoid 30% FATCA withholding from U.S.-source income.


For NQ contracts (with a single owner, joint owners, or a non-natural owner) we permit the naming of joint annuitants only when the contract is purchased through an exchange that is intended not to be taxable under Section 1035 of the Internal Revenue Code. In all cases, the joint annuitants must be spouses. In addition, a spouse may be added as a joint annuitant under a non-natural owner contract upon conversion to the GWBL with a Joint life option. See "Additional owner and annuitant requirements" under "Guaranteed withdrawal benefit for life ("GWBL")."

Under all IRA contracts, the owner and annuitant must be the same person. In some cases, an IRA contract may be held in a custodial individual retirement account for the benefit of the individual annuitant. See "Inherited IRA beneficiary continuation contract" later in this section for Inherited IRA owner and annuitant requirements.

For the Spousal continuation feature to apply, the spouses must either be joint owners, or, for single owner contracts, the surviving spouse must be the sole primary beneficiary. The determination of spousal status is made under applicable state law. Certain same-sex civil union and domestic partners may not be eligible for tax benefits under federal law and in some circumstances will be required to take post-death distributions that dilute or eliminate the value of the contractual benefit.

Series CP(R) contracts are not available for purchase by Charitable Remainder Trusts.

In general, we will not permit a contract to be owned by a minor unless it is pursuant to the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act in your state.

Under QP contracts, the owner must be the qualified plan trust and the annuitant must be the plan participant/employee. See Appendix III at the end of this Prospectus for more information on QP contracts.

Certain benefits under your contract, as described in this Prospectus, are based on the age of the owner. If the owner of the contract is not a natural person, these benefits will be based on the age of the annuitant. Under QP contracts, all benefits are based on the age of the annuitant. In this Prospectus, when we use the terms OWNER and JOINT OWNER, we intend these to be references to ANNUITANT and JOINT ANNUITANT, respectively, if the contract has a non-natural owner. If the Guaranteed minimum income benefit ("GMIB") converts to the GWBL, the terms owner and successor owner are intended to be references to annuitant and joint annuitant, respectively, if the contract has a non-natural owner. If the contract is jointly owned or is issued to a non-natural owner and the GWBL is not in effect, benefits are based on the age of the older joint owner or older joint annuitant, as applicable. There are additional owner and annuitant requirements if the GMIB

                        CONTRACT FEATURES AND BENEFITS
converts to the GWBL. See "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" later in this Prospectus.

PURCHASE CONSIDERATIONS FOR A CHARITABLE REMAINDER TRUST

(THIS SECTION ONLY APPLIES TO SERIES B AND SERIES L CONTRACTS.)


If you are purchasing the contract to fund a charitable remainder trust and elect either the Highest Anniversary Value death benefit, a "Greater of" GMDB and/or the GMIB, which you may be able to convert to the GWBL as of the contract date anniversary following age 85, you should strongly consider "split-funding": that is, the trust holds investments in addition to this Accumulator(R) Series contract. Charitable remainder trusts are required to take specific distributions. The charitable remainder trust annual withdrawal requirement may be equal to a percentage of the donated amount or a percentage of the current value of the donated amount. If your Accumulator(R) Series contract is the only source for such distributions, the payments you need to take may significantly reduce the value of those guaranteed benefits. Such amount may be greater than the annual increase in the GMIB, and/or the Guaranteed minimum death benefit base and/or greater than the Guaranteed annual withdrawal amount under GWBL. See the discussion of these benefits later in this section.


HOW YOU CAN MAKE YOUR CONTRIBUTIONS

Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to AXA Equitable. We may also apply contributions made pursuant to an exchange intended to be a Section 1035 tax-free exchange or a direct transfer. We do not accept starter checks or travelers' checks. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

If your contract is sold by a financial professional of AXA Advisors, AXA Advisors will direct us to hold your initial contribution, whether received via check or wire, in a non-interest bearing "Special Bank Account for the Exclusive Benefit of Customers" while AXA Advisors ensures your application is complete and that suitability standards are met. AXA Advisors will either complete this process or instruct us to return your contribution to you within the applicable Financial Industry Regulatory Authority ("FINRA") time requirements. Upon timely and successful completion of this review, AXA Advisors will instruct us to transfer your contribution into our non-interest bearing suspense account and transmit your application to us, so that we can consider your application for processing.

--------------------------------------------------------------------------------
THE "CONTRACT DATE" IS THE EFFECTIVE DATE OF A CONTRACT. THIS USUALLY IS THE BUSINESS DAY WE RECEIVE THE PROPERLY COMPLETED AND SIGNED APPLICATION, ALONG WITH ANY OTHER REQUIRED DOCUMENTS, AND YOUR INITIAL CONTRIBUTION. YOUR CONTRACT DATE WILL BE SHOWN IN YOUR CONTRACT. THE 12 MONTH PERIOD BEGINNING ON YOUR CONTRACT DATE AND EACH 12 MONTH PERIOD AFTER THAT DATE IS A "CONTRACT YEAR."
THE END OF EACH 12 MONTH PERIOD IS YOUR "CONTRACT DATE ANNIVERSARY." FOR EXAMPLE, IF YOUR CONTRACT DATE IS MAY 1, YOUR CONTRACT DATE ANNIVERSARY IS
APRIL 30.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AS DESCRIBED LATER IN THIS PROSPECTUS, WE DEDUCT GUARANTEED BENEFIT AND ANNUAL ADMINISTRATIVE CHARGES FROM YOUR ACCOUNT VALUE ON YOUR CONTRACT DATE ANNIVERSARY. IF YOU ELECTED THE GUARANTEED MINIMUM INCOME BENEFIT, YOU CAN ONLY EXERCISE THE BENEFIT DURING THE 30 DAY PERIOD FOLLOWING YOUR CONTRACT DATE ANNIVERSARY. THEREFORE, IF YOUR ACCOUNT VALUE IS NOT SUFFICIENT TO PAY FEES ON YOUR NEXT CONTRACT DATE ANNIVERSARY, YOUR CONTRACT WILL TERMINATE WITHOUT VALUE AND YOU WILL NOT HAVE AN OPPORTUNITY TO EXERCISE YOUR GUARANTEED MINIMUM INCOME BENEFIT UNLESS THE NO LAPSE GUARANTEE PROVISION UNDER YOUR CONTRACT IS STILL IN EFFECT. SEE "EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO" IN "DETERMINING YOUR CONTRACT'S VALUE" LATER IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

If your application is in good order when we receive it for application processing purposes, your contribution will be applied within two business days. If any information we require to issue your contract is missing or unclear, we will hold your contribution while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you, unless you or your financial professional acting on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

If your financial professional is with a selling broker-dealer other than AXA Advisors, your initial contribution must generally be accompanied by a completed application and any other form we need to process the payments. If any information is missing or unclear, we will hold the contribution, whether received via check or wire, in a non-interest bearing suspense account while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you unless you or your financial professional on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

--------------------------------------------------------------------------------
OUR "BUSINESS DAY" IS GENERALLY ANY DAY THE NEW YORK STOCK EXCHANGE IS OPEN FOR REGULAR TRADING AND GENERALLY ENDS AT 4:00 P.M. EASTERN TIME (OR AS OF AN EARLIER CLOSE OF REGULAR TRADING). A BUSINESS DAY DOES NOT INCLUDE A DAY ON WHICH WE ARE NOT OPEN DUE TO EMERGENCY CONDITIONS DETERMINED BY THE SECURITIES AND EXCHANGE COMMISSION. WE MAY ALSO CLOSE EARLY DUE TO SUCH EMERGENCY CONDITIONS. FOR MORE INFORMATION ABOUT OUR BUSINESS DAY AND OUR PRICING OF TRANSACTIONS, PLEASE SEE "DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR."
--------------------------------------------------------------------------------

WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

The contract provides the following investment options: the variable investment options, the guaranteed interest option and the account for special dollar cost averaging (for Series B and Series L contracts) or the account for special money market dollar cost averaging (for Series CP(R) contracts). This section lists each of the variable investment options and describes the guaranteed interest option. The next section, "Allocating your contributions," discusses dollar cost averaging in general, including the Special DCA programs.

Your investment options depend on whether you select Option A or Option B. If you elect Guaranteed minimum income benefit I -- Asset Allocation ("GMIB I -- Asset Allocation"), your contract will be

                        CONTRACT FEATURES AND BENEFITS
restricted to Option A. If you elect Guaranteed minimum income benefit II -- Custom Selection ("GMIB II -- Custom Selection") or if you do not elect a GMIB, you can choose either Option A -- Asset Allocation or Option B -- Custom Selection. For additional information, see "Allocating your contributions" later in this Prospectus.

VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option. Listed below are the currently available Portfolios, their investment objectives and their advisers. We may, at any time, exercise our rights to limit or terminate your contributions, allocations and transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

                        CONTRACT FEATURES AND BENEFITS

PORTFOLIOS OF THE TRUSTS

We offer affiliated Trusts, which in turn offer one or more Portfolios. AXA Equitable Funds Management Group, LLC, ("AXA FMG"), a wholly owned subsidiary of AXA Equitable, serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA FMG has entered into sub-advisory agreements with one or more investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the Portfolios. As such, among other responsibilities, AXA FMG oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.


You should be aware that AXA Advisors, LLC and AXA Distributors, LLC (together, the "Distributors") directly or indirectly receive 12b-1 fees from the Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios' average daily net assets. The Portfolios' sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers' respective Portfolios.


As a contract owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios' prospectuses for more information.) These fees and payments, as well as the Portfolios' investment management fees and administrative expenses, will reduce the underlying Portfolios' investment returns. AXA Equitable may profit from these fees and payments. AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.


Some Portfolios invest in other affiliated Portfolios ("the AXA Fund of Fund Portfolios"). The AXA Fund of Fund Portfolios offer contract owners a convenient opportunity to invest in other Portfolios that are managed and have been selected for inclusion in the AXA Fund of Fund Portfolios by AXA FMG. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such Portfolios to contract owners and/or suggest that contract owners consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Fund of Fund Portfolios than certain other Portfolios available to you under your contract. Please see "Allocating your contributions" later in this section for more information about your role in managing your allocations.


As described in more detail in the Portfolio prospectuses, the AXA Managed Volatility Portfolios may utilize a proprietary volatility management strategy developed by AXA FMG (the "AXA volatility management strategy"), and, in addition, certain AXA Fund of Fund Portfolios may invest in affiliated Portfolios that utilize this strategy. The AXA volatility management strategy uses futures and options, such as exchange-traded futures and options contracts on securities indices, to reduce the Portfolio's equity exposure during periods when certain market indicators indicate that market volatility above specific thresholds set for the Portfolio. When market volatility is increasing above the specific thresholds set for a Portfolio utilizing the AXA volatility management strategy, the manager of the Portfolio may reduce equity exposure. Although this strategy is intended to reduce the overall risk of investing in the Portfolio, it may not effectively protect the Portfolio from market declines and may increase its losses. Further, during such times, the Portfolio's exposure to equity securities may be less than that of a traditional equity portfolio. This may limit the Portfolio's participation in market gains and result in periods of underperformance, including those periods when the specified benchmark index is appreciating, but market volatility is high. It may also impact the value of certain guaranteed benefits, as discussed below.


The AXA Managed Volatility Portfolios that include the AXA volatility management strategy as part of their investment objective and/or principal investment strategy, and the AXA Fund of Fund Portfolios that invest in Portfolios that use the AXA volatility management strategy, are identified below in the chart by a "(check mark)" under the column entitled "Volatility Management."


You should be aware that having the GMIB and/or certain other guaranteed benefits or converting GMIB to GWBL limits your ability to invest in some of the variable investment options that would otherwise be available to you under the contract. In addition, if you have the GMIB, the "Greater of" GMDB, or convert to the GWBL, you are required to participate in the asset transfer program which moves account value between the AXA Ultra Conservative Strategy investment option and the variable investment options. See "Asset transfer program ("ATP")" in "Contract features and benefits" later in this prospectus. See "Allocating your contributions" under "Contract features and benefits" for more information about the investment restrictions under your contract.


Portfolios that utilize the AXA volatility management strategy (or, in the case of certain AXA Fund of Fund Portfolios, invest in other Portfolios that use the AXA volatility management strategy); investment option restrictions in connection with any guaranteed benefit that include these Portfolios; and the ATP are designed to reduce the overall volatility of your account value and provide you with risk-adjusted returns over time. The reduction in volatility helps us manage the risks associated with providing guaranteed benefits during times of high volatility in the equity market. During rising markets, the AXA volatility management strategy, however, could result in your account value rising less than would have been the case had you been invested in a Portfolio that does not utilize the AXA volatility management strategy (or, in the case of the AXA Fund of Fund Portfolios, invest exclusively in other Portfolios that do not use the AXA volatility management strategy). This may effectively suppress the value of guaranteed benefit(s) that are eligible for periodic benefit base resets because your benefit base is available for resets only when your account value is higher. Conversely, investing in investment options that feature a managed-volatility strategy may be helpful in a declining market when high market volatility triggers a reduction in the investment option's equity exposure because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your account value may decline less than would have been the case had you not been invested in investment options that feature a volatility management strategy.

                        CONTRACT FEATURES AND BENEFITS

Please see the underlying Portfolio prospectuses for more information in general, as well as more information about the AXA volatility management strategy. Please further note that certain other Portfolios may utilize volatility management techniques that differ from the AXA volatility management strategy. Affiliated Portfolios that utilize these volatility management techniques are identified below in the chart by a "(delta)" under the column entitled "Volatility Management." Any such Portfolio is not identified under "Volatility Management" below in the chart. Such techniques could also impact your account value and guaranteed benefit(s), if any, in the same manner described above. Please see the Portfolio prospectuses for more information about the Portfolios' objective and strategies.


Whether or not you elected a guaranteed benefit that requires you to participate in the ATP, you should be aware that operation of the predetermined mathematical formulas underpinning the ATP has the potential to adversely impact the Portfolios, including their performance, risk profile and expenses. Particularly during times of high market volatility, if the ATP triggers substantial asset flows into and out of a Portfolio, it could have the following effects on all contract owners invested in that Portfolio:

   (a)By requiring a Portfolio sub-adviser to buy and sell large amounts of securities at inopportune times, a Portfolio's investment performance and the ability of the sub-adviser to fully implement the Portfolio's investment strategy could be negatively affected; and

   (b)By generating higher turnover in its securities or other assets than it would have experienced without being impacted by the ATP, a Portfolio could incur higher operating expense ratios and transaction costs than comparable funds. In addition, even Portfolios structured as funds-of-funds that are not available for investment by contract owners who are subject to the ATP could also be impacted by the ATP if those Portfolios invest in underlying funds that are themselves subject to significant asset turnover caused by the ATP. Because the ATP formulas generate unique results for each contract, not all contract owners who are subject to the ATP will be affected by operation of the ATP in the same way. On any particular day on which the ATP is activated, some contract owners may have a portion of their account value transferred to the AXA Ultra Conservative Strategy investment option and others may not. If the ATP causes significant transfers of total account value out of one or more Portfolios, any resulting negative effect on the performance of those Portfolios will be experienced to a greater extent by a contract owner (with or without the ATP) invested in those Portfolios whose account value was not subject to the transfers.


-----------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST                                                   INVESTMENT MANAGER (OR
 CLASS B                                                                 SUB-ADVISER(S),                     VOLATILITY
 SHARES PORTFOLIO NAME    OBJECTIVE                                      AS APPLICABLE)                      MANAGEMENT
-----------------------------------------------------------------------------------------------------------------------
CHARTER/SM/ MULTI-SECTOR  Seeks to achieve high total return through a   .   AXA Equitable Funds Management
  BOND                    combination of current income and capital          Group, LLC
                          appreciation.
-----------------------------------------------------------------------------------------------------------------------
CHARTER/SM/ SMALL CAP     Seeks to achieve long-term growth of capital.  .   AXA Equitable Funds Management
  GROWTH                                                                     Group, LLC
-----------------------------------------------------------------------------------------------------------------------
CHARTER/SM/ SMALL CAP     Seeks to achieve long-term growth of capital.  .   AXA Equitable Funds Management
  VALUE                                                                      Group, LLC


------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST CLASS
 IB SHARES PORTFOLIO                                                    INVESTMENT MANAGER (OR              VOLATILITY
 NAME/(*)/                OBJECTIVE                                     SUB-ADVISER(S), AS APPLICABLE)      MANAGEMENT
------------------------------------------------------------------------------------------------------------------------
AXA 400 MANAGED           Seeks to achieve long-term growth of capital  .   AllianceBernstein L.P.          (check mark)
  VOLATILITY              with an emphasis on risk-adjusted returns     .   AXA Equitable Funds Management
                          and managing volatility in the Portfolio.         Group, LLC
                                                                        .   BlackRock Investment
                                                                            Management, LLC
------------------------------------------------------------------------------------------------------------------------
AXA 500 MANAGED           Seeks to achieve long-term growth of capital  .   AllianceBernstein L.P.          (check mark)
  VOLATILITY              with an emphasis on risk-adjusted returns     .   AXA Equitable Funds Management
                          and managing volatility in the Portfolio.         Group, LLC
                                                                        .   BlackRock Investment
                                                                            Management, LLC
------------------------------------------------------------------------------------------------------------------------
AXA 2000 MANAGED          Seeks to achieve long-term growth of capital  .   AllianceBernstein L.P.          (check mark)
  VOLATILITY              with an emphasis on risk-adjusted returns     .   AXA Equitable Funds Management
                          and managing volatility in the Portfolio.         Group, LLC
                                                                        .   BlackRock Investment
                                                                            Management, LLC
------------------------------------------------------------------------------------------------------------------------
AXA BALANCED STRATEGY     Seeks long-term capital appreciation and      .   AXA Equitable Funds Management  (check mark)
                          current income.                                   Group, LLC
------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE GROWTH   Seeks current income and growth of capital,   .   AXA Equitable Funds Management  (check mark)
  STRATEGY                with a greater emphasis on current income.        Group, LLC
------------------------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST CLASS
 IB SHARES PORTFOLIO                                                    INVESTMENT MANAGER (OR              VOLATILITY
 NAME/(*)/                OBJECTIVE                                     SUB-ADVISER(S), AS APPLICABLE)      MANAGEMENT
------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE STRATEGY Seeks a high level of current income.         .   AXA Equitable Funds Management  (check mark)
                                                                            Group, LLC
------------------------------------------------------------------------------------------------------------------------
AXA GROWTH STRATEGY       Seeks long-term capital appreciation and      .   AXA Equitable Funds Management  (check mark)
                          current income, with a greater emphasis on        Group, LLC
                          capital appreciation.
------------------------------------------------------------------------------------------------------------------------
AXA MODERATE GROWTH       Seeks long-term capital appreciation and      .   AXA Equitable Funds Management  (check mark)
  STRATEGY                current income, with a greater emphasis on        Group, LLC
                          current income.
------------------------------------------------------------------------------------------------------------------------
AXA ULTRA CONSERVATIVE    Seeks current income.                         .   AXA Equitable Funds Management  (check mark)
  STRATEGY/(**)/                                                            Group, LLC
------------------------------------------------------------------------------------------------------------------------
AXA/AB DYNAMIC MODERATE   Seeks to achieve total return from long-term  .   AllianceBernstein L.P.            (delta)
  GROWTH/(1)/             growth of capital and income.
------------------------------------------------------------------------------------------------------------------------
AXA/AB SMALL CAP          Seeks to achieve long-term growth of          .   AllianceBernstein L.P.
  GROWTH/(2)/             capital.
------------------------------------------------------------------------------------------------------------------------
AXA/FRANKLIN BALANCED     Seeks to maximize income while maintaining    .   AXA Equitable Funds Management  (check mark)
  MANAGED VOLATILITY      prospects for capital appreciation with an        Group, LLC
                          emphasis on risk-adjusted returns and         .   BlackRock Investment
                          managing volatility in the Portfolio.             Management, LLC
                                                                        .   Franklin Advisers, Inc.
------------------------------------------------------------------------------------------------------------------------
AXA/FRANKLIN SMALL CAP    Seeks to achieve long-term total return with  .   AXA Equitable Funds Management  (check mark)
  VALUE MANAGED           an emphasis on risk-adjusted returns and          Group, LLC
  VOLATILITY              managing volatility in the Portfolio.         .   BlackRock Investment
                                                                            Management, LLC
                                                                        .   Franklin Advisory Services, LLC
------------------------------------------------------------------------------------------------------------------------
AXA/FRANKLIN TEMPLETON    Primarily seeks capital appreciation and      .   AXA Equitable Funds Management  (check mark)
  ALLOCATION MANAGED      secondarily seeks income.                         Group, LLC
  VOLATILITY
------------------------------------------------------------------------------------------------------------------------
AXA GLOBAL EQUITY         Seeks to achieve long-term capital            .   AXA Equitable Funds Management  (check mark)
  MANAGED VOLATILITY      appreciation with an emphasis on risk-            Group, LLC
                          adjusted returns and managing volatility in   .   BlackRock Investment
                          the Portfolio.                                    Management, LLC
                                                                        .   Morgan Stanley Investment
                                                                            Management Inc.
                                                                        .   OppenheimerFunds, Inc.
------------------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL CORE    Seeks to achieve long-term growth of capital  .   AXA Equitable Funds Management  (check mark)
  MANAGED VOLATILITY      with an emphasis on risk-adjusted returns         Group, LLC
                          and managing volatility in the Portfolio.     .   BlackRock Investment
                                                                            Management, LLC
                                                                        .   EARNEST Partners, LLC
                                                                        .   Massachusetts Financial
                                                                            Services Company d/b/a MFS
                                                                            Investment Management
                                                                        .   Hirayama Investments, LLC
                                                                        .   WHV Investments
------------------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL         Seeks to achieve long-term growth of capital  .   AllianceBernstein L.P.          (check mark)
  MANAGED VOLATILITY      with an emphasis on risk-adjusted returns     .   AXA Equitable Funds Management
                          and managing volatility in the Portfolio.         Group, LLC
                                                                        .   BlackRock Investment
                                                                            Management, LLC
------------------------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST CLASS
 IB SHARES PORTFOLIO                                                    INVESTMENT MANAGER (OR              VOLATILITY
 NAME/(*)/                OBJECTIVE                                     SUB-ADVISER(S), AS APPLICABLE)      MANAGEMENT
------------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP CORE        Seeks to achieve long-term growth of capital  .   AXA Equitable Funds Management  (check mark)
  MANAGED VOLATILITY      with an emphasis on risk-adjusted returns         Group, LLC
                          and managing volatility in the Portfolio.     .   BlackRock Investment
                                                                            Management, LLC
                                                                        .   Capital Guardian Trust Company
                                                                        .   Institutional Capital LLC
                                                                        .   Thornburg Investment
                                                                            Management, Inc.
------------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP GROWTH      Seeks to provide long-term capital growth     .   AXA Equitable Funds Management  (check mark)
  MANAGED VOLATILITY      with an emphasis on risk-adjusted returns         Group, LLC
                          and managing volatility in the Portfolio.     .   BlackRock Investment
                                                                            Management, LLC
                                                                        .   Marsico Capital Management, LLC
                                                                        .   T. Rowe Price Associates, Inc.
                                                                        .   Wells Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP VALUE       Seeks to achieve long-term growth of capital  .   AllianceBernstein L.P.          (check mark)
  MANAGED VOLATILITY      with an emphasis on risk-adjusted returns     .   AXA Equitable Funds Management
                          and managing volatility in the Portfolio.         Group, LLC
                                                                        .   BlackRock Investment
                                                                            Management, LLC
                                                                        .   Massachusetts Financial
                                                                            Services Company d/b/a MFS
                                                                            Investment Management
------------------------------------------------------------------------------------------------------------------------
AXA/LOOMIS SAYLES GROWTH  Seeks to achieve capital appreciation.        .   Loomis, Sayles & Company, L.P.
------------------------------------------------------------------------------------------------------------------------
AXA MID CAP VALUE         Seeks to achieve long-term capital            .   AXA Equitable Funds Management  (check mark)
  MANAGED VOLATILITY      appreciation with an emphasis on risk             Group, LLC
                          adjusted returns and managing volatility in   .   BlackRock Investment
                          the Portfolio.                                    Management, LLC
                                                                        .   Diamond Hill Capital
                                                                            Management, Inc.
                                                                        .   Wellington Management Company,
                                                                            LLP
------------------------------------------------------------------------------------------------------------------------
AXA/MUTUAL LARGE CAP      Seeks to achieve capital appreciation, which  .   AXA Equitable Funds Management  (check mark)
  EQUITY MANAGED          may occasionally be short-term, with an           Group, LLC
  VOLATILITY              emphasis on risk adjusted returns and         .   BlackRock Investment
                          managing volatility in the Portfolio.             Management, LLC
                                                                        .   Franklin Mutual Advisers, LLC
------------------------------------------------------------------------------------------------------------------------
AXA/TEMPLETON GLOBAL      Seeks to achieve long-term capital growth     .   AXA Equitable Funds Management  (check mark)
  EQUITY MANAGED          with an emphasis on risk adjusted returns         Group, LLC
  VOLATILITY              and managing volatility in the Portfolio.     .   BlackRock Investment
                                                                            Management, LLC
                                                                        .   Templeton Investment Counsel,
                                                                            LLC
------------------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS        Seeks a combination of growth and income      .   Boston Advisors, LLC
  EQUITY INCOME           to achieve an above-average and consistent
                          total return.
------------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY       Seeks to achieve long-term capital            .   Calvert Investment Management
  RESPONSIBLE             appreciation.                                     Inc.
------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN       Seeks to achieve long-term growth of          .   Capital Guardian Trust Company
  RESEARCH                capital.
------------------------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

-------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST CLASS
 IB SHARES PORTFOLIO                                                       INVESTMENT MANAGER (OR              VOLATILITY
 NAME/(*)/                OBJECTIVE                                        SUB-ADVISER(S), AS APPLICABLE)      MANAGEMENT
-------------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX        Seeks to achieve a total return before           .   SSgA Funds Management, Inc.
                          expenses that approximates the total return
                          performance of the Barclays Intermediate
                          U.S. Government/Credit Index, including
                          reinvestment of dividends, at a risk level
                          consistent with that of the Barclays
                          Intermediate U.S. Government/Credit Index.
-------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL BOND PLUS       Seeks to achieve capital growth and current      .   AXA Equitable Funds Management
                          income.                                              Group, LLC
                                                                           .   BlackRock Investment
                                                                               Management, LLC
                                                                           .   First International Advisors,
                                                                               LLC
                                                                           .   Wells Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE           Seeks to achieve a total return before           .   AXA Equitable Funds Management
  GOVERNMENT BOND         expenses that approximates the total return          Group, LLC
                          performance of the Barclays Intermediate         .   SSgA Funds Management, Inc.
                          U.S. Government Bond Index, including
                          reinvestment of dividends, at a risk level
                          consistent with that of the Barclays
                          Intermediate U.S. Government Bond Index.
-------------------------------------------------------------------------------------------------------------------------
EQ/INVESCO COMSTOCK       Seeks to achieve capital growth and income.      .   Invesco Advisers, Inc.
-------------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE         Seeks to achieve long-term capital               .   J.P. Morgan Investment
  OPPORTUNITIES           appreciation.                                        Management Inc.
-------------------------------------------------------------------------------------------------------------------------
EQ/MFS INTERNATIONAL      Seeks to achieve capital appreciation.           .   Massachusetts Financial
  GROWTH                                                                       Services Company d/b/a MFS
                                                                               Investment Management
-------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET           Seeks to obtain a high level of current income,  .   The Dreyfus Corporation
                          preserve its assets and maintain liquidity.
-------------------------------------------------------------------------------------------------------------------------
EQ/MORGAN STANLEY MID     Seeks to achieve capital growth.                 .   Morgan Stanley Investment
  CAP GROWTH                                                                   Management Inc.
-------------------------------------------------------------------------------------------------------------------------
EQ/OPPENHEIMER GLOBAL     Seeks to achieve capital appreciation.           .   OppenheimerFunds, Inc.
-------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA SHORT BOND Seeks to generate a return in excess of          .   Pacific Investment Management
                          traditional money market products while              Company LLC
                          maintaining an emphasis on preservation of
                          capital and liquidity.
-------------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS      Seeks to achieve high current income             .   AllianceBernstein L.P.
                          consistent with moderate risk to capital.        .   AXA Equitable Funds Management
                                                                               Group, LLC
                                                                           .   Pacific Investment Management
                                                                               Company LLC
-------------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH   Seeks to achieve long-term capital appreciation  .   T. Rowe Price Associates, Inc.
  STOCK                   and secondarily, income.
-------------------------------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME  Seeks to achieve total return through capital    .   UBS Global Asset Management
                          appreciation with income as a secondary              (Americas) Inc.
                          consideration.
-------------------------------------------------------------------------------------------------------------------------
EQ/WELLS FARGO OMEGA      Seeks to achieve long-term capital growth.       .   Wells Capital Management, Inc.
  GROWTH
-------------------------------------------------------------------------------------------------------------------------

                        CONTRACT FEATURES AND BENEFITS

-----------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST CLASS
 IB SHARES PORTFOLIO                                                     INVESTMENT MANAGER (OR              VOLATILITY
 NAME/(*)/                OBJECTIVE                                      SUB-ADVISER(S), AS APPLICABLE)      MANAGEMENT
-----------------------------------------------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE   Seeks to achieve long-term growth of capital.  .   AllianceBernstein L.P.
  EQUITY                                                                 .   AXA Equitable Funds Management
                                                                             Group, LLC
                                                                         .   ClearBridge Investments, LLC
                                                                         .   Marsico Capital Management, LLC
                                                                         .   Scotia Institutional Asset
                                                                             Management US, Ltd.
                                                                         .   T. Rowe Price Associates, Inc.
                                                                         .   Westfield Capital Management
                                                                             Company, L.P.
-----------------------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE BOND    Seeks to achieve a balance of high current     .   AXA Equitable Funds Management
                          income and capital appreciation, consistent        Group, LLC
                          with a prudent level of risk.                  .   BlackRock Financial
                                                                             Management, Inc.
                                                                         .   DoubleLine Capital LP
                                                                         .   Pacific Investment Management
                                                                             Company LLC
                                                                         .   SSgA Funds Management, Inc.
-----------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP      Seeks to achieve long-term growth of capital.  .   AXA Equitable Funds Management
  GROWTH                                                                     Group, LLC
                                                                         .   AllianceBernstein L.P.
                                                                         .   BlackRock Investment
                                                                             Management, LLC
                                                                         .   Franklin Advisers, Inc.
                                                                         .   Wellington Management Company,
                                                                             LLP
-----------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP      Seeks to achieve long-term growth of capital.  .   AXA Equitable Funds Management
  VALUE                                                                      Group, LLC
                                                                         .   BlackRock Investment
                                                                             Management, LLC
                                                                         .   Diamond Hill Capital
                                                                             Management, Inc.
                                                                         .   Knightsbridge Asset
                                                                             Management, LLC
                                                                         .   Lord, Abbett & Co. LLc
-----------------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY   Seeks to achieve long-term growth of           .   AXA Equitable Funds Management
                          capital.                                           Group, LLC
                                                                         .   Allianz Global Investors U.S.
                                                                             LLC
                                                                         .   SSgA Funds Management, Inc.
                                                                         .   Wellington Management Company,
                                                                             LLP
-----------------------------------------------------------------------------------------------------------------------



(*) This information reflects the variable investment option's name change effective on or about May 22, 2015, subject to regulatory approval. The chart below reflects the variable investment option's name in effect until on or about May 22, 2015. The number in the ''FN'' column corresponds with the number contained in the table above.



--------------------------------------------------------
FN   VARIABLE INVESTMENT OPTION NAME UNTIL MAY 22, 2015
--------------------------------------------------------
(1)   EQ/AllianceBernstein Dynamic Wealth Strategies
--------------------------------------------------------
(2)   EQ/AllianceBernstein Small Cap Growth
--------------------------------------------------------


(**)The AXA Ultra Conservative Strategy investment option is part of the asset transfer program and is not part of Option A or Option B. You may not directly allocate a contribution to or request a transfer of account value into this investment option.


YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVE, RISKS, AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE TRUSTS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-789-7771.

                        CONTRACT FEATURES AND BENEFITS

GUARANTEED INTEREST OPTION

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account under "More information" later in this Prospectus.

We credit interest daily to amounts in the guaranteed interest option. There are three levels of interest in effect at the same time in the guaranteed interest option:

(1)the minimum interest rate guaranteed over the life of the contract,

(2)the yearly guaranteed interest rate for the calendar year, and

(3)the current interest rate.

Based on the interest rates in effect at the time, we will apply the highest of the three interest rates described above to amounts allocated to the guaranteed interest option. Although the interest rate may vary over the course of your investment in the guaranteed interest option, the interest rate will never be lower than the lifetime minimum rate. For information regarding the interest rate currently in effect for the guaranteed interest option, call us or visit us online. See "How to reach us" earlier in this Prospectus.


The lifetime minimum rate is 1.00%. The data page for your contract shows the lifetime minimum rate. The minimum yearly rate, which is set each calendar year, will never be less than the lifetime minimum rate. The minimum yearly rate for 2015 is 1.00%. Current interest rates, which may be set monthly, will never be less than the yearly guaranteed interest rate.


We set current interest rates periodically, based on our discretion and according to our procedures that we have in effect at the time. We reserve the right to change these procedures. All interest rates are effective annual rates, but before deduction of annual administrative charges, any withdrawal charges (if applicable) and any optional benefit charges. See Appendix IX later in this Prospectus for state variations.

We assign an interest rate to each amount allocated to the guaranteed interest option. This rate is guaranteed for a specified period. Therefore, different interest rates may apply to different amounts in the guaranteed interest option.

Generally, contributions and transfers into and out of the guaranteed interest option are limited. See "Transferring your money among the investment options" later in this Prospectus for restrictions on transfers to and from the guaranteed interest option.

If the asset transfer program ("ATP") is in effect, ATP transfers are not taken out of or allocated to the guaranteed interest option. Please see "Asset transfer program ("ATP")" later in this section.

The account for special dollar cost averaging is part of our general account. See "Special dollar cost averaging program" below for more information.

ALLOCATING YOUR CONTRIBUTIONS

Your allocation alternatives and procedures depend on whether you select Option A -- Asset Allocation or Option B -- Custom Selection, which we describe below. You must select either Option A -- Asset Allocation or Option B -- Custom Selection with your initial contribution. If you elect GMIB I -- Asset Allocation, your contract is restricted to Option A. If you elect GMIB II -- Custom Selection or if you don't elect a GMIB, you can choose either Option A or Option B.

Subsequent contributions will be allocated according to the investment allocations on file. If you would like your subsequent contributions to be allocated differently, you must submit new allocation instructions on a form that we provide. We will not honor letters of instruction directing the allocation. If you submit new allocation instructions for subsequent contributions, those allocation instructions must comply with the Option rules that are in effect at the time that you submit the new allocation instructions.

OPTION A -- ASSET ALLOCATION


Under Option A, the Asset Allocation option, all of your account value must be allocated to one or more of the following options: (1) the AXA Strategic Allocation Portfolios; (2) the AXA/AB Dynamic Moderate Growth Portfolio;
(3) the guaranteed interest option; (4) the EQ/Money Market Portfolio; and
(5) a Special DCA program.


The AXA Strategic Allocation Portfolios are:
  AXA Balanced Strategy
  AXA Conservative Growth Strategy
  AXA Conservative Strategy
  AXA Growth Strategy
  AXA Moderate Growth Strategy

Allocations must be in whole percentages, and you may change your allocations at any time. No more than 25% of any contribution may be allocated to the guaranteed interest option. The total of your allocations into all available investment options must equal 100%.

Special DCA programs are available in connection with Option A, and they are discussed in "Dollar cost averaging" below.

You can rebalance your account value under Option A by submitting a request to rebalance your account value as of the date we receive your request, however, scheduled recurring rebalancing is not available. Therefore, any subsequent rebalancing transactions would require a subsequent rebalancing request. Your rebalance request must indicate the percentage you want rebalanced in each investment option (whole percentages only) and must comply with the limits regarding transfers into and out of the guaranteed interest option. You can rebalance only to the investment options available under Option A.

When we rebalance your account, we will transfer amounts among the investment options so that the percentage of your account value in each option at the end of the rebalancing date matches the most recent allocation instructions that we have on file. Rebalancing does not assure a profit or protect against loss, so you should periodically review your allocation percentages as your needs change. Amounts in the AXA Ultra Conservative Strategy investment option are excluded from rebalancing, however, a one-time rebalancing request may trigger an off cycle ATP transfer if any amounts are moved out of the guaranteed interest option as a result of the rebalance. Please see "Asset transfer program ("ATP")" later in this section.

OPTION B -- CUSTOM SELECTION

Under Option B, the Custom Selection option, all of your account value must be allocated to: (1) the variable investment options according to the category and investment option limits described below; or (2) a Special DCA program. The guaranteed interest option is not available under Option B.

                        CONTRACT FEATURES AND BENEFITS

If you do not elect a Special DCA program, all of your account value must be allocated among the investment options in the following four categories:

Category 1 -- Fixed Income
  EQ/Core Bond Index
  EQ/Intermediate Government Bond
  EQ/Money Market
  EQ/Quality Bond PLUS

  Multimanager Core Bond


Category 2 -- Asset Allocation/Indexed
  AXA Balanced Strategy
  AXA Conservative Growth Strategy
  AXA Conservative Strategy
  AXA Growth Strategy
  AXA Moderate Growth Strategy

  AXA 400 Managed Volatility
  AXA 500 Managed Volatility
  AXA 2000 Managed Volatility
  AXA International Managed Volatility
  AXA/AB Dynamic Moderate Growth/(/*)/


Category 3 -- Core Diversified

  AXA/Franklin Balanced Managed Volatility
  AXA/Franklin Small Cap Value Managed Volatility
  AXA/Franklin Templeton Allocation Managed Volatility
  AXA Global Equity Managed Volatility
  AXA International Core Managed Volatility
  AXA Large Cap Growth Managed Volatility
  AXA Large Cap Value Managed Volatility
  AXA Large Cap Core Managed Volatility
  AXA Mid Cap Value Managed Volatility
  AXA/Mutual Large Cap Equity Managed Volatility
  AXA/Templeton Global Equity Managed Volatility
  Charter/SM/ Multi-Sector Bond
  Charter/SM/ Small Cap Growth
  Charter/SM/ Small Cap Value

  EQ/Global Bond PLUS

  Multimanager Aggressive Equity
  Multimanager Mid Cap Growth
  Multimanager Mid Cap Value


Category 4 -- Manager Select

  AXA/Loomis Sayles Growth
  AXA/AB Small Cap Growth/(/*)/

  EQ/Boston Advisors Equity Income
  EQ/Calvert Socially Responsible
  EQ/Capital Guardian Research


  EQ/Invesco Comstock
  EQ/JPMorgan Value Opportunities


  EQ/MFS International Growth


  EQ/Morgan Stanley Mid Cap Growth
  EQ/Oppenheimer Global
  EQ/PIMCO Ultra Short Bond
  EQ/T. Rowe Price Growth Stock
----------

(*)Please see the "Portfolios of Trusts" under "Contract features and benefits" earlier in this Prospectus regarding a planned name change of this Portfolio, subject to regulatory approval.

  EQ/UBS Growth and Income
  EQ/Wells Fargo Omega Growth

  Multimanager Technology


Your contributions in the four categories must also generally be allocated according to the following category and investment option limits.

CATEGORY AND INVESTMENT OPTION LIMITS. The chart below sets forth the general category and investment option limits of Option B -- Custom Selection.

----------------------------------------------------------------------------------------------
                                                                   2
                                                      1          ASSET          3         4
                                                    FIXED     ALLOCATION/     CORE     MANAGER
                    CATEGORY                        INCOME      INDEXED    DIVERSIFIED SELECT
----------------------------------------------------------------------------------------------
Maximum for category                                100%          70%          50%       25%
----------------------------------------------------------------------------------------------
Minimum for category                                30%/(1)/      20%/(1)/     0%        0%
----------------------------------------------------------------------------------------------
Maximum for each option                             100%/(2)/     70%/(3)/     25%       15%
----------------------------------------------------------------------------------------------

(1)You are required to invest a minimum of 30% of your account value in Category 1 at all times. In addition, a minimum of 20% of your account value is also required to be invested in Category 2 if any percentage of your account value is allocated to Category 3 and/or Category 4.
(2)The maximum option limit for the EQ/Money Market is 30%.
(3)AXA 2000 Managed Volatility, AXA 400 Managed Volatility, AXA 500 Managed Volatility and AXA International Managed Volatility have a 40% per option maximum limit.


There are no minimum allocations for any one investment option. Allocations must be in whole percentages. The total of your allocations into all available investment options must equal 100%. Your ability to allocate contributions to investment options may be subject to restrictions in certain states. See Appendix IX later in this Prospectus for state variations.

QUARTERLY REBALANCING (OPTION B -- CUSTOM SELECTION ONLY). Under Option B, your account value will be rebalanced automatically each quarter of your contract year. Rebalancing will occur on the same day of the month as your contract date. If that date is after the 28th of a month, rebalancing will occur on the first business day of the following month. If the date occurs on a date other than a business day, the rebalancing will occur on the next business day. The rebalance for the last quarter of the contract year will occur on the contract anniversary date. If this date occurs on a day other than a business day, the rebalance will occur on the business day immediately preceding the contract anniversary date. When we rebalance your account value, we will transfer amounts among the investment options so that the percentage of your account value in each option at the end of the rebalancing date matches the most recent allocation instructions that we have on file. For contracts with GMIB, the "Greater of" GMDB or the GWBL, any amounts in the AXA Ultra Conservative Strategy investment option will be excluded from rebalancing. Please see "Asset transfer program ("ATP")" later in this section. Rebalancing does not assure a profit or protect against loss, so you should periodically review your allocation percentages as your needs change.

TRANSFERS. Generally, you may transfer your account value among the variable investment options. We may, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you

                        CONTRACT FEATURES AND BENEFITS
may elect. Under Option A, a transfer into the guaranteed interest option (other than a transfer pursuant to a Special DCA program) will not be permitted if such transfer would result in more than 25% of the account value being allocated to the guaranteed interest option, based on the account value as of the previous business day.

You may make transfers among the investment options available under Option B, provided that the transfer meets the category and investment option limits in place at the time of the transfer. In the remainder of this section, we explain our current Option B transfer rules, which we may change in the future. You may make a transfer from one investment option to another investment option within the same category provided the resulting allocation to the receiving investment option does not exceed the investment option maximum in place at the time of the transfer. You can make a transfer from an investment option in one category to an investment option in another category as long as the minimum rules for the transferring category, the minimum and maximum rules for the receiving category and the maximum rule for the receiving investment option are met. You may also request a transfer that would reallocate your account value based on percentages, provided those percentages are consistent with the category and investment option limits in place at the time of the transfer. In calculating the limits for any transfer, we use the account value percentages as of the date prior to the transfer. Transfer requests do not change the allocation instructions on file for any future contribution or rebalancing, although transfer requests will be considered subject to the Custom Selection rules at the time of the request. An investment option transfer under Option B does not automatically change your allocation instructions for the rebalancing of your account on a quarterly basis. This means that upon the next scheduled rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your account. If you wish to change your allocation instructions for the quarterly rebalancing of your account, these instructions must meet the category and investment option limits in place at the time of the transfer and must be made in writing on a form we provide and sent to the processing office. Please note, however, that an allocation change for future contributions will automatically change the rebalancing instructions on file for your account. For more information about transferring your account value, please see "Transferring your money among investment options" later in this Prospectus.

For contracts with GMIB (or for contracts that have converted to the GWBL), you cannot contribute or initiate a transfer into the AXA Ultra Conservative Strategy investment option. On a limited basis, you can initiate a complete transfer out of the AXA Ultra Conservative Strategy investment option up to your contract date anniversary following age 85, subject to certain restrictions. We refer to this as the ATP exit option. Please see "Asset transfer program ("ATP")" later in this section. Transfers into or out of the AXA Ultra Conservative Strategy investment option do not require new allocation instructions.

ALLOCATION INSTRUCTION CHANGES. You may change your instructions for allocations of future contributions. Any revised allocation instructions will also be used for quarterly rebalancing. Any revised allocation instructions must meet the category and investment limits in place at the time that the instructions are received.

POSSIBLE CHANGES TO THE CATEGORY AND INVESTMENT OPTION LIMITS. We may in the future revise the category limits, the investment limits, the categories themselves, and the investment options within each category, as well as combine the investment options within the same or in different categories
(collectively, "category and investment option limits").

If we change our category and investment option limits, please note the following:

..   Any amounts you have allocated among the variable investment options will
    NOT be automatically reallocated to conform with the new category and investment option limits.

..   If your allocation instructions on file prior to a change to our category and investment option limits do NOT COMPLY with our new category and investment option limits:

   -- you will NOT be automatically required to change your allocation instructions;

   -- if you make a subsequent contribution, you will NOT be required to change your allocation instructions;

   -- if you initiate a transfer, you WILL be required to change your instructions.

..   Any change to your allocation instructions must comply with our new category and investment option limits. Your new allocation instructions will apply to all future transactions, including subsequent contributions, transfers and rebalancing.

SWITCHING BETWEEN OPTIONS

If you elect the GMIB I -- Asset Allocation, your contract will be restricted to Option A (even if you drop the Guaranteed minimum income benefit I -- Asset Allocation). If you elect the GMIB I -- Asset Allocation and convert to the GWBL, your contract will continue to be restricted to Option A at the time of the conversion.

If you do not have the GMIB I -- Asset Allocation, you may select either Option A or Option B. In addition, you may switch between Option A and Option B. There are currently no limits on the number of switches between options, but the Company reserves the right to impose a limit. If you move from one option to another, you are subject to the rules applicable to the new option that are in place at the time of the switch.

For more information about allocation changes upon an automatic conversion to the GWBL, see "Automatic conversion" in "Guaranteed withdrawal benefit for life ("GWBL")" later in this Prospectus.

YOUR RESPONSIBILITY FOR ALLOCATION DECISIONS

The contract is between you and AXA Equitable. The contract is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under your contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the contract, have the sole authority to select investment allocations and make other decisions under the contract. (Your investment allocations may be subject to the ATP if the GMIB, the "Greater of" GMDB or the GWBL is in effect, as described in "Asset transfer program ("ATP")" later in this Prospectus.) If your financial professional is with AXA Advisors, he or she is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.

                        CONTRACT FEATURES AND BENEFITS

DOLLAR COST AVERAGING

We offer a variety of dollar cost averaging programs. Under Option A or Option B, you may participate in a Special DCA program. Under Option A, but not Option B, you may participate in one of two Investment simplifier programs. You may only participate in one program at a time. Each program allows you to gradually allocate amounts to available investment options by periodically transferring approximately the same dollar amount to the investment options you select. Under Option A, your dollar cost averaging transfer allocations to the guaranteed interest option cannot exceed 25% of your dollar cost averaging transfer allocations. Under Option B, dollar cost averaging transfer allocations must also meet Custom Selection guidelines. Regular allocations to the variable investment options will cause you to purchase more units if the unit value is low and fewer units if the unit value is high. Therefore, you may get a lower average cost per unit over the long term. These plans of investing, however, do not guarantee that you will earn a profit or be protected against losses. We may, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

--------------------------------------------------------------------------------
UNITS MEASURE YOUR VALUE IN EACH VARIABLE INVESTMENT OPTION.
--------------------------------------------------------------------------------

We offer the following dollar cost averaging programs:

..   Special dollar cost averaging:

..   Special money market dollar cost averaging:

..   Investment simplifier.

OUR SPECIAL DCA PROGRAMS. We currently offer the "Special dollar cost averaging program" with Series B and Series L contracts and the "Special money market dollar cost averaging program" with Series CP(R) contracts. Collectively, we refer to the special dollar cost averaging program and the special money market dollar cost averaging program as the "Special DCA programs".

SPECIAL DOLLAR COST AVERAGING PROGRAM

You may dollar cost average from the account for special dollar cost averaging, which is part of the general account. We pay interest at guaranteed rates in this account for specified time periods. We credit daily interest, which will never be less than 1% or the guaranteed lifetime minimum rate for the guaranteed interest option, whichever is greater, to amounts allocated to this account. The guaranteed lifetime minimum rate is 1.00%. There is no maximum rate. We guarantee to pay the current interest rate that is in effect on the date that your contribution is allocated to this account. That interest rate will apply to that contribution as long as it remains in this account. The guaranteed interest rate for the time period that you select will be shown in your contract for your initial contribution. We set the interest rates periodically, based on our discretion and according to procedures that we have. We reserve the right to change these procedures.

We will transfer amounts from the account for special dollar cost averaging into the investment options over an available time period that you select. If the special dollar cost averaging program is selected at the time of application to purchase the Accumulator(R) Series contract, a 60 day rate lock will apply from the date of application. Any contribution(s) received during this 60 day period will be credited with the interest rate offered on the date of application for the remainder of the time period selected at application. Any contribution(s) received after the 60 day rate lock period has ended will be credited with the then current interest rate for the remainder of the time period selected at application. Contribution(s) made to a special dollar cost averaging program selected after your contract has been issued will be credited with the then current interest rate on the date the contribution is received by AXA Equitable for the time period initially selected by you. Once the time period you selected has ended, you may select an additional time period if you are still eligible to make contributions under your contract. At that time, you may also select a different allocation for transfers to the investment options, or, if you wish, we will continue to use the selection that you have previously made.

SPECIAL MONEY MARKET DOLLAR COST AVERAGING PROGRAM

You may dollar cost average from the account for special money market dollar cost averaging option, which is part of the EQ/Money Market investment option.

UNDER BOTH SPECIAL DCA PROGRAMS, THE FOLLOWING APPLIES:

..   Initial contributions to a program must be at least $2,000; subsequent contributions to an existing program must be at least $250.

..   Subsequent contributions to an existing program do not extend the time period of the program.

..   Contributions into a program must be new contributions; you may not make transfers from amounts allocated to other investment options to initiate a program.

..   We offer time periods of 3, 6 or 12 months. We may also offer other time periods; you may only have one time period in effect at any time and once you select a time period, you may not change it.

..   Currently, your account value will be transferred from the program into the investment options on a monthly basis. We may offer these programs in the future with transfers on a different basis. Your financial professional can provide information in the time periods and interest rates currently available in your state, or you may contact our processing office.

..   Contributions to a program may be designated for the variable investment options and/or the guaranteed interest option, subject to the following:

   -- If you want to take advantage of one of our programs, 100% of your contribution must be allocated to that program. In other words, your contribution cannot be split between your Special DCA program and any other investment options available under the contract.

   -- You may designate up to 25% of your program to the guaranteed interest option, even if such a transfer would result in more than 25% of your account value being allocated to the guaranteed interest option. See "Transferring your account value" in "Transferring your money among investment options" later in this Prospectus.

                        CONTRACT FEATURES AND BENEFITS

..   Your instructions for the program must match your allocation instructions on file on the day the program is established. If you change your allocation instructions on file, the instructions for your program will change to match your new allocation instructions.

..   We will transfer all amounts by the end of the chosen time period. The transfer date will be the same day of the month as the contract date, but not later than the 28th day of the month. For a program selected after application, the first transfer date and each subsequent transfer date for the time period selected will be one month from the date the first contribution is made into the program, but not later than the 28th day of the month. The only transfers that will be made are your regularly scheduled transfers to the investment options. If you request to transfer or withdraw any other amounts from your program, we will transfer all of the value that you have remaining in the account to the investment options according to the allocation percentages for the program that we have on file for you.

..   Except for withdrawals made under our Automatic RMD withdrawal service or our other automated withdrawal programs (systematic withdrawals and substantially equal withdrawals), or for the assessment of contract charges, any unscheduled partial withdrawal from your program will terminate your Special DCA program. Any amounts remaining in the account after the program terminates will be transferred to the destination investment options according to your program allocation instructions. Any withdrawal from a program will reduce your guaranteed benefit bases. See "How withdrawals affect your guaranteed benefits" later in this section.

..   For contracts with GMIB, ATP transfers are not taken out of amounts allocated to a Special DCA program. Please see "Asset transfer program ("ATP")" later in this section.

..   If the GMIB converts to the GWBL, the Special DCA programs are not available.

..   You may cancel your participation in the program at any time by notifying us in writing. If you terminate your program, we will allocate any remaining amounts in your program pursuant to your program allocations instructions on file.

INVESTMENT SIMPLIFIER

Under Option A, we offer two Investment simplifier options which are dollar cost averaging programs. You may not participate in an Investment simplifier option when you are participating in a Special DCA program. The Investment simplifier options are not available under Option B.

FIXED-DOLLAR OPTION. Under this option you may elect to have a fixed-dollar amount transferred out of the guaranteed interest option and into the investment options available under Option A. Transfers may be made on a monthly, quarterly or annual basis. You can specify the number of transfers or instruct us to continue to make transfers until all available amounts in the guaranteed interest option have been transferred out.

In order to elect the fixed-dollar option, you must have a minimum of $5,000 in the guaranteed interest option on the date we receive your election form at our processing office. The transfer date will be the same calendar day of the month as the contract date but not later than the 28th day of the month. The minimum transfer amount is $50. This option is subject to the guaranteed interest option transfer limitations described under "Transferring your account value" in "Transferring your money among investment options" later in this Prospectus. While the program is running, any transfer that exceeds those limitations will cause the program to end for that contract year. You will be notified if such a transfer ends the program. You must send in a request form to resume the program in the next or subsequent contract years.

If, on any transfer date, your value in the guaranteed interest option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred, and the program will end. You may change the transfer amount once each contract year or cancel this program at any time.

INTEREST SWEEP OPTION. Under this option, you may elect to have monthly transfers from amounts in the guaranteed interest option into the investment options available under Option A. The transfer date will be the last business day of the month. The amount we will transfer will be the interest credited to amounts you have in the guaranteed interest option from the last business day of the prior month to the last business day of the current month. You must have at least $7,500 in the guaranteed interest option on the date we receive your election. We will automatically cancel the interest sweep program if the amount in the guaranteed interest option is less than $7,500 on the last day of the month for two months in a row. For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.

INTERACTION OF DOLLAR COST AVERAGING PROGRAMS WITH OTHER CONTRACT FEATURES AND BENEFITS

You may only participate in one dollar cost averaging program at a time. See "Transferring your money among investment options" later in this Prospectus. If your GMIB converts to the GWBL, that will terminate any dollar cost averaging program you have in place at the time, and may limit your ability to elect a new dollar cost averaging program after conversion. See "Guaranteed withdrawal benefit for life ("GWBL")" later in this Prospectus. Also, for information on how the dollar cost averaging program you select may affect certain guaranteed benefits see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" below.

We do not deduct a transfer charge for any transfer made in connection with our dollar cost averaging programs. Not all dollar cost averaging programs are available in all states. See Appendix IX later in this Prospectus for more information on state availability.

CREDITS (FOR SERIES CP(R) CONTRACTS ONLY)

A credit will also be allocated to your account value at the same time that we allocate your contribution. Credits are allocated to the same investment options based on the same percentages used to allocate your contributions. We do not consider credits to be contributions for purposes of any discussion in this Prospectus. WE DO NOT INCLUDE CREDITS IN CALCULATING ANY OF YOUR BENEFIT BASES UNDER THE CONTRACT, EXCEPT TO THE EXTENT THAT ANY CREDITS ARE PART OF YOUR ACCOUNT VALUE, WHICH IS USED TO CALCULATE A RESET OF THE HIGHEST ANNIVERSARY VALUE BENEFIT BASE OR THE ROLL-UP

                        CONTRACT FEATURES AND BENEFITS

BENEFIT BASE. Credits are included in the assessment of any charge that is based on your account value. Credits are also not considered to be part of your investment in the contract for tax purposes.

The amount of the credit will be 3% of your initial contribution and each subsequent contribution made in the first contract year. For QP contracts only, the credit percentage will also be credited for contributions in the second and later contract years. Please note that we may discontinue acceptance of contributions, including within the first contract year. Please also note that the credit percentage may be different for certain contract owners. THE CREDIT WILL APPLY TO SUBSEQUENT CONTRIBUTIONS ONLY TO THE EXTENT THAT THE SUM OF THAT CONTRIBUTION AND PRIOR CONTRIBUTIONS TO WHICH NO CREDIT WAS APPLIED EXCEEDS THE TOTAL WITHDRAWALS MADE FROM THE CONTRACT SINCE THE ISSUE DATE. THE CREDIT WILL NOT BE APPLIED IN CONNECTION WITH A PARTIAL CONVERSION OF A TRADITIONAL IRA CONTRACT TO A ROTH IRA CONTRACT.

For example, assume you make an initial contribution of $100,000 to your contract and your account value is credited with $3,000 (3% x $100,000). After that, you decide to withdraw $7,000 from your contract. Later, you make a subsequent contribution of $3,000. You receive no credit on your $3,000 contribution since it does not exceed your total withdrawals ($7,000). Further assume that you make another subsequent contribution of $10,000. At that time, your account value will be credited with $180 [3% x (10,000 + 3,000 -7,000)].

We will recover all of the credit or a portion of the credit in the following situations:

..   If you exercise your right to cancel the contract, we will recover the entire credit made to your contract (see "Your right to cancel within a certain number of days" later in this Prospectus). Also, you will not be reimbursed for any charges deducted before cancellation, except in states where we are required to return the amount of your contributions. In states where we are required to return your account value, the amount we return to you upon cancellation will reflect any investment gain or loss in the variable investment options (less the daily charges we deduct) associated with your contributions and the full amount of the credit. See "Charges and expenses" later in this Prospectus for more information.

..   If you start receiving annuity payments within three years of making any contribution, we will recover the credit that applies to any contribution made within the prior three years.

..   If the owner (or older joint owner, if applicable) dies during the one-year period following our receipt of a contribution to which a credit was applied, we will recover the amount of such credit. (If the younger joint owner dies, we will not recover the amount of such credit. The contract would continue based on the older joint owner.)

For example:

You make an initial contribution of $100,000 to your contract and your account value is credited with $3,000 (3% x $100,000). If you (i) exercise your right to cancel the contract, (ii) start receiving annuity payments within three years of making the contribution, or (iii) die during the one-year period following the receipt of the contribution, we will recapture the entire credit and reduce your account value by $3,000.

We will recover any credit on a pro rata basis from the value in your variable investment options (including any amounts in the AXA Ultra Conservative Strategy investment option) and guaranteed interest option. If there is insufficient value or no value in the variable investment options (including any amounts in the AXA Ultra Conservative Strategy investment option) and guaranteed interest option, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the account for special money market dollar cost averaging. We do not include credits in the calculation of any withdrawal charge.

We use a portion of the operations charge and withdrawal charge to help recover our cost of providing the credit. We expect to make a profit from these charges. See "Charges and expenses" later in this Prospectus. The charge associated with the credit may, over time, exceed the sum of the credit and any related earnings. While we cannot state with any certainty when this will happen, we believe that it is likely that if you hold your Series CP(R) contract for longer than 10 years, you may be better off in a contract without a credit, and with a lower operations charge. Your actual results will depend on the investment returns on your contract. Therefore, if you plan to hold the contract for an extended period of time, you may wish to consider purchasing a contract that does not include a credit. You should consider this possibility before purchasing the contract.

Any amount transferred from another AXA Equitable contract in which a credit was previously applied, is not eligible for an additional credit on the amount transferred to your Series CP(R) contract.

GUARANTEED MINIMUM DEATH BENEFIT AND GUARANTEED MINIMUM INCOME BENEFIT BASE

The Guaranteed minimum death benefit base and Guaranteed minimum income benefit base (hereinafter, in this section called your "guaranteed benefit bases") are used to calculate the Guaranteed minimum income benefit ("GMIB") and the Guaranteed minimum death benefits, as described in this section. The benefit base for a GMIB and Guaranteed minimum death benefit will be calculated as described below in this section whether these options are elected individually or in combination. Your benefit base is not an account value or a cash value. See also "Guaranteed minimum income benefit ("GMIB")" and "Guaranteed minimum death benefit" below.

We refer to the following collectively, as the "Guaranteed minimum income benefit ("GMIB")": (i) GMIB I -- Asset Allocation and (ii) GMIB II -- Custom Selection.

We refer to the following, collectively, as "Guaranteed minimum death benefits:" (i) Return of Principal death benefit; (ii) the Highest Anniversary Value death benefit; and (iii) the "Greater of" GMDB, which includes both the "Greater of" GMDB I and the "Greater of" GMDB II.

As discussed immediately below, when calculating your guaranteed benefits, one or more of the following may apply: (1) the Return of Principal death benefit is based on the Return of Principal death benefit base; (2) the Highest Anniversary Value death benefit is based on the Highest Anniversary Value benefit base; (3) the "Greater of" GMDB is based on the greater of the Roll-up benefit base and the Highest Anniversary Value benefit base; (4) the GMIB is based on the Roll-up benefit base.

                        CONTRACT FEATURES AND BENEFITS

For Series CP(R) contracts only, any credit amounts attributable to your contributions are not included in your guaranteed benefit bases.

For a description of how the ATP exit option will impact your guaranteed benefit bases, see "ATP exit option" below.

See "How withdrawals affect your guaranteed benefits" later in this section for a discussion of how withdrawals impact your guaranteed benefit bases. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in this Prospectus. Please see Appendix IV for an example of how your guaranteed benefit bases are calculated.

RETURN OF PRINCIPAL DEATH BENEFIT BASE

Your Return of Principal death benefit base is equal to:

..   your initial contribution and any subsequent contributions to the contract;
    less

..   a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under "How withdrawals affect your guaranteed benefits" later in this section. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in the Prospectus.

HIGHEST ANNIVERSARY VALUE BENEFIT BASE
(USED FOR THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT, "GREATER OF" GMDB I AND "GREATER OF" GMDB II)

The calculation of your Highest Anniversary Value benefit base will depend on whether you have taken a withdrawal from your contract.

If you have not taken a withdrawal from your contract, your benefit base is equal to the greater of either:

..   your initial contribution and any subsequent contributions to your contract,

                                     -OR-

..   your highest account value on any contract date anniversary up to the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday (plus any subsequent contributions made since the most recent "reset" of the Highest Anniversary Value benefit base that established your account value as your new Highest Anniversary Value benefit base).

If you have taken a withdrawal from your contract, your Highest Anniversary Value benefit base will be reduced from the amount described above.

At any time after a withdrawal, your Highest Anniversary Value benefit base is equal to the greater of either:

..   your Highest Anniversary Value benefit base immediately following the most recent withdrawal (plus any subsequent contributions made after any such withdrawal),

                                     -OR-

..   your highest account value on any contract date anniversary after the withdrawal, up to the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday (plus any subsequent contributions made since the most recent "reset" of the Highest Anniversary Value benefit base that established your account value as your new Highest Anniversary Value benefit base)


Your Highest Anniversary benefit base is no longer eligible to increase after the contract date anniversary following your 85th birthday. However, the associated guaranteed death benefit will remain in effect, and we will continue to deduct the charge for the benefit. If the contract owner subsequently dies while the contract is still in effect, we will pay a death benefit equal to the higher of the account value and the applicable benefit base amount.


ROLL-UP BENEFIT BASE
(USED FOR THE GMIB I -- ASSET ALLOCATION, "GREATER OF" GMDB I, GMIB II -- CUSTOM SELECTION AND "GREATER OF" GMDB II)

Your Roll-up benefit base is equal to:

..   your initial contribution and any subsequent contributions to your contract; less

..   a deduction that reflects any "Excess withdrawal" amounts (plus any applicable withdrawal charges); less

..   a deduction that reflects (a) the dollar amount of any RMD taken through our RMD program in the first contract year and (b) the dollar amount of any RMD in excess of the Annual withdrawal amount taken through our RMD program in subsequent contract years; plus

..   "Deferral Roll-up amount" OR any "Annual Roll-up amount" minus a deduction that reflects any withdrawals up to the "Annual withdrawal amount." Any withdrawals during the first contract year will reduce your Annual Roll-up amount on a dollar-for-dollar basis, but not less than zero. (Withdrawal charges do not apply to amounts withdrawn up to the Annual withdrawal amount.)

The "Annual Roll-up amount" and the "Deferral Roll-up amount" are described under "Guaranteed minimum income benefit ("GMIB")" later in this section.

The Roll-up benefit base is used to calculate (i) the Annual withdrawal amount (as described later in this section), (ii) the benefit bases for the GMIB and "Greater of" GMDB, and (iii) the charges for these guaranteed benefits.


The Roll-up benefit base stops rolling up on the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday. However, even after the Roll-Up benefit base stops rolling up, the associated "Guaranteed minimum" death benefit will remain in effect, and we will continue to deduct the charge for the benefit. If the contract owner subsequently dies while the contract is still in effect, we will pay a death benefit equal to the higher of the account value and the applicable benefit base amount. For the GMIB, the Roll-up benefit base is reduced by any applicable withdrawal charge remaining when the option is exercised prior to the contract date anniversary following age 85. For more information, see "Withdrawal charge" in "Charges and expenses" later in this Prospectus.


For contracts with non-natural owners, the Roll-up benefit bases will be based on the annuitant's (or older joint annuitant's) age.

                        CONTRACT FEATURES AND BENEFITS

--------------------------------------------------------------------------------
EITHER THE DEFERRAL ROLL-UP AMOUNT OR THE ANNUAL ROLL-UP AMOUNT IS CREDITED TO THE ROLL-UP BENEFIT BASE ON EACH CONTRACT DATE ANNIVERSARY. THESE AMOUNTS ARE CALCULATED BY TAKING INTO ACCOUNT YOUR ROLL-UP BENEFIT BASE FROM THE PRECEDING CONTRACT DATE ANNIVERSARY, THE APPLICABLE ROLL-UP RATE UNDER YOUR CONTRACT, SUBSEQUENT CONTRIBUTIONS TO YOUR CONTRACT DURING THE CONTRACT YEAR AND FOR THE ANNUAL ROLL-UP AMOUNT, ANY WITHDRAWALS UP TO THE ANNUAL WITHDRAWAL AMOUNT
DURING THE CONTRACT YEAR. THE CALCULATION OF BOTH THE DEFERRAL ROLL-UP AMOUNT AND THE ANNUAL ROLL-UP AMOUNT ARE DISCUSSED LATER IN THIS SECTION.
--------------------------------------------------------------------------------

"GREATER OF" GMDB I AND "GREATER OF" GMDB II BENEFIT BASES

Your "Greater of" death benefit base is equal to the greater of:

..   The Roll-up benefit base; and

..   The Highest Anniversary Value benefit base.

Both of these are described immediately above.

Please see Appendix IV later in this Prospectus for an example of how the benefit base for the "Greater of" GMDB is calculated.

Your guaranteed benefit base(s) is not an account value. As such, the benefit base(s) will not be split or divided in any proportion in connection with an event, such as a divorce or Roth IRA conversion.

ROLL-UP BENEFIT BASE RESET

As described in this section, you will be eligible to reset your Roll-up benefit base on certain contract date anniversaries. The reset amount will equal the account value as of the contract date anniversary on which you reset your Roll-up benefit base. The Roll-up continues to the contract date anniversary following age 85 on any reset benefit base. We reserve the right to change or discontinue our reset programs at any time.


If you elect GMIB with or without the "Greater of" GMDB, you are eligible to reset the Roll-up benefit base for these guaranteed benefits to equal the account value on any contract date anniversary starting with your first contract date anniversary and ending with the contract date anniversary following your 85th birthday. After the contract date anniversary following your 85th birthday, the "Greater of" Guaranteed minimum death benefit and its associated charge will remain in effect but the associated Roll-up benefit base will no longer be eligible for resets.


If you elect both a "Greater of" GMDB and a GMIB, the Roll-up benefit bases for both guaranteed benefits are reset simultaneously when you request a Roll-up benefit base reset. You cannot elect a Roll-up benefit base reset for one benefit and not the other.


If you are not enrolled in one of our programs, we will notify you, generally in your annual account statement that we issue each year following your contract date anniversary, if the Roll-up benefit base is eligible to be reset. If eligible, you will have 30 days from your contract date anniversary to request a reset. At any time, you may choose one of the three available reset methods: one-time reset option, automatic annual reset program or automatic customized reset program.


--------------------------------------------------------------------------------
ONE-TIME RESET OPTION -- RESETS YOUR ROLL-UP BENEFIT BASE ON A SINGLE CONTRACT DATE ANNIVERSARY.

AUTOMATIC ANNUAL RESET PROGRAM -- AUTOMATICALLY RESETS YOUR ROLL-UP BENEFIT BASE ON EACH CONTRACT DATE ANNIVERSARY YOU ARE ELIGIBLE FOR A RESET.

AUTOMATIC CUSTOMIZED RESET PROGRAM -- AUTOMATICALLY RESETS YOUR ROLL-UP BENEFIT BASE ON EACH CONTRACT DATE ANNIVERSARY, IF ELIGIBLE, FOR THE PERIOD YOU DESIGNATE.
--------------------------------------------------------------------------------

If your request to reset your Roll-up benefit base is received at our processing office more than 30 days after your contract date anniversary, your Roll-up benefit base will reset on the next contract date anniversary if you are eligible for a reset.

One-time reset requests will be processed as follows:

(i)if your request is received within 30 days following your contract date anniversary, your Roll-up benefit base will be reset, if eligible, as of that contract date anniversary. If your benefit base was not eligible for a reset on that contract date anniversary, your one-time reset request will be terminated;

(ii)if your request is received outside the 30 day period following your contract date anniversary, your Roll-up benefit base will be reset, if eligible, on the next contract date anniversary. If your benefit base is not eligible for a reset, your one-time reset request will be terminated.

Once your one-time reset request is terminated, you must submit a new request in order to reset your benefit base.

If you wish to cancel your elected reset program, your request must be received by our processing office at least one business day prior to your contract date anniversary to terminate your reset program for such contract date anniversary. Cancellation requests received after this deadline will be applied the following year. A reset cannot be cancelled after it has occurred. For more information, see "How to reach us" earlier in this Prospectus. If you die before the contract date anniversary following age 85 and your spouse continues the contract, the benefit base will be eligible to be reset on each contract date anniversary until the contract date anniversary following the spouse's age 85 as described above.

IT IS IMPORTANT TO NOTE THAT ONCE YOU HAVE RESET YOUR ROLL-UP BENEFIT BASE, A NEW WAITING PERIOD TO EXERCISE THE GMIB WILL APPLY FROM THE DATE OF THE RESET. YOUR NEW EXERCISE DATE WILL BE THE TENTH CONTRACT DATE ANNIVERSARY FOLLOWING THE RESET OR, IF LATER, THE EARLIEST DATE YOU WOULD HAVE BEEN PERMITTED TO EXERCISE WITHOUT REGARD TO THE RESET, BUT IN NO EVENT WILL IT BE LATER THAN THE CONTRACT DATE ANNIVERSARY FOLLOWING AGE 85. See "Exercise rules" under "Guaranteed minimum income benefit ("GMIB")" and "How withdrawals affect your guaranteed benefits" below for more information. Please note that in most cases, resetting your Roll-up benefit base will lengthen the exercise waiting period. Also, even when there is no additional charge when you reset your Roll-up benefit base, the total dollar amount charged on future contract date anniversaries may increase as a result of the reset since the charges may be applied to a higher benefit base than would have been otherwise applied. See "Charges and expenses" later in this Prospectus.

If you are a traditional IRA or QP contract owner, before you reset your Roll-up benefit base, please consider the effect of the plan's requirement to make lifetime required minimum distributions with respect to the contract. If you convert from a QP contract to an IRA, the waiting period for the reset under the IRA contract will take into account the time before conversion when the contract was a QP contract. If you must begin taking lifetime required minimum distributions during the 10-year waiting period, you may want to consider taking the annual lifetime required minimum distribution calculated for the contract from another permissible contract or funding vehicle that you maintain. See "How withdrawals affect

                        CONTRACT FEATURES AND BENEFITS
your guaranteed benefits" later in this section and "Lifetime required minimum distribution withdrawals" in "Accessing your money." Also, see "Required minimum distributions" under "Individual retirement arrangements (IRAs)" in "Tax information" and Appendix III -- "Purchase considerations for QP Contracts" later in this Prospectus.

ANNUITY PURCHASE FACTORS

Annuity purchase factors are the factors applied to determine your periodic payments under the GMIB and annuity payout options. The GMIB is discussed under "Guaranteed minimum income benefit ("GMIB")" below and annuity payout options are discussed under "Your annuity payout options" in "Accessing your money" later in this Prospectus. Annuity purchase factors are based on interest rates, mortality tables, frequency of payments, the form of annuity benefit, and the owner's (and any joint owner's) age and sex in certain instances. We may provide more favorable current annuity purchase factors for the annuity payout options.

GUARANTEED MINIMUM INCOME BENEFIT ("GMIB")

This section describes the Guaranteed minimum income benefit ("GMIB").

The GMIB is available to owners ages 20-80 (ages 20-70 for Series CP(R) contracts). For owner ages 66-80 at issue, the "Greater of" GMDB I and the "Greater of" GMDB II are not available. See Appendix IX later in this Prospectus for more information. You may elect one of the following:

..   The Guaranteed minimum income benefit I -- Asset Allocation ("GMIB I --
    Asset Allocation").

..   The Guaranteed minimum income benefit II -- Custom Selection ("GMIB II --
    Custom Selection").

Both options include the ability to reset your Roll-up benefit base. See "Roll-up benefit base reset" earlier in this section. Under GMIB I -- Asset Allocation, you are restricted to the investment options available under Option A -- Asset Allocation. Under GMIB II -- Custom Selection, you can choose either Option A -- Asset Allocation or Option B -- Custom Selection. You should not elect GMIB II -- Custom Selection and invest your account value in Option A if you plan to never switch to Option B, since GMIB I -- Asset Allocation's optional benefit charge is lower and offers Option A.

If you elect the GMIB I -- Asset Allocation, you may elect the Return of Principal death benefit, Highest Anniversary Value death benefit, or the "Greater of" GMDB I. You may not elect the "Greater of" GMDB II.

If you elect the GMIB II -- Custom Selection, you may elect the Return of Principal death benefit, Highest Anniversary Value death benefit, or the "Greater of" GMDB II. You may not elect the "Greater of" GMDB I.

If the contract is jointly owned, the GMIB will be calculated on the basis of the older owner's age. There is an additional charge for the GMIB which is described under "Guaranteed minimum income benefit charge" in "Charges and expenses" later in this Prospectus.

This feature is not available for an Inherited IRA. If you are using the contract to fund a charitable remainder trust (for Series B and Series L contracts only), you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your GMIB. See "Owner and annuitant requirements" earlier in this section. If the owner was older than age 60 at the time an IRA or QP contract was issued, the GMIB may not be an appropriate feature because the minimum distributions required by tax law generally must begin before the GMIB can be exercised. See "How withdrawals affect your guaranteed benefits" later in this section.

If you elect the GMIB option and change ownership of the contract, this benefit will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information," later in this Prospectus.

The GMIB guarantees you a minimum amount of fixed income under a life annuity fixed payout option. You choose whether you want the option to be paid on a single or joint life basis at the time you exercise your GMIB. An additional payout option may be available for certain contract owners. Please see Appendix IX for more information.

We may also make other forms of payout options available. For a description of payout options, see "Your annuity payout options" in "Accessing your money" later in this Prospectus.

--------------------------------------------------------------------------------
THE GUARANTEED MINIMUM INCOME BENEFIT SHOULD BE REGARDED AS A SAFETY NET ONLY.
--------------------------------------------------------------------------------

When you exercise the GMIB, the annual lifetime income that you will receive will be the greater of (i) your GMIB which is calculated by applying your Roll-up benefit base, less any applicable withdrawal charge remaining (if exercised prior to age 85), to GMIB guaranteed annuity purchase factors, or
(ii) the income provided by applying your account value to our then current annuity purchase factors or base contract guaranteed annuity purchase factors. The benefit base is applied only to the guaranteed annuity purchase factors under the GMIB in your contract and not to any other guaranteed or current annuity purchase rates. Your account value is never applied to the guaranteed annuity purchase factors under GMIB. The amount of income you actually receive will be determined when we receive your request to exercise the benefit.

When you elect to receive annual lifetime income, your contract (including its death benefit and any account or cash values) will terminate and you will receive a new contract for the annuity payout option. For a discussion of when your payments will begin and end, see "Exercise of GMIB" below.

BEFORE YOU ELECT THE GMIB, YOU SHOULD CONSIDER THE FACT THAT IT PROVIDES A FORM OF INSURANCE AND IS BASED ON CONSERVATIVE ACTUARIAL FACTORS. THEREFORE, EVEN IF YOUR ACCOUNT VALUE IS LESS THAN YOUR BENEFIT BASE, YOU MAY GENERATE MORE INCOME BY APPLYING YOUR ACCOUNT VALUE TO CURRENT ANNUITY PURCHASE FACTORS. We will make this comparison for you upon request.

Surrendering your contract will terminate your GMIB. Please see "Surrendering your contract to receive its cash value" in "Accessing your money" later in this Prospectus.

ANNUAL ROLL-UP RATE

Beginning with the contract year in which the first withdrawal is taken out of the contract until the contract date anniversary following age 85, the Annual Roll-up rate is:

..   5%, if withdrawals begin after the contract date anniversary when the owner is age 64.

                        CONTRACT FEATURES AND BENEFITS

..   4%, if withdrawals begin on or prior to the contract date anniversary when the owner is age 64.

The Annual Roll-up rate is used to calculate your Annual withdrawal amount. It is also used to calculate amounts credited to your Roll-up benefit base for the contract year in which the first withdrawal is made from your contract and all subsequent contract years. The Roll-up rate used to calculate amounts credited to your Roll-up benefit base in the contract years prior to the first withdrawal from your contract is called the "Deferral Roll-up rate".

The Annual Roll rate operates differently if your spouse continues the contract as successor owner upon your death. Please see "Spousal continuation" in "Payment of death benefit" for more information on how the Annual Roll-up rate is determined for the contract if your spouse continues the contract as successor owner upon your death.

DEFERRAL ROLL-UP RATE

The Deferral Roll-up rate is 5%. The Deferral Roll-up rate is only used to calculate amounts credited to your Roll-up benefit base through the end of the contract year that precedes the contract year in which the first withdrawal is made from your contract.

ANNUAL ROLL-UP AMOUNT AND ANNUAL ROLL-UP BENEFIT BASE ADJUSTMENT

The Annual Roll-up amount is an amount credited to your Roll-up benefit base on each contract date anniversary once you take a withdrawal from your contract. The Annual Roll-up amount adjustment to your Roll-up benefit base is a primary way to increase the value of your Roll-up benefit base. This amount is calculated by taking into account your Roll-up benefit base from the preceding contract date anniversary, the Annual Roll-up rate, contributions to your contract during the contract year and any withdrawals up to the Annual withdrawal amount during the contract year. A withdrawal taken in the first contract year is an Excess withdrawal and will reduce (i) your Roll-up benefit base on pro rata basis and (ii) your Annual Roll-up amount on a dollar-for-dollar basis, but not less than zero. However, a RMD withdrawal from our RMD program will not reduce your Annual Roll-up amount in the year you first fund your Protected Benefit account.

Your Annual Roll-up amount at the end of the contract year is calculated, as follows:

..   your Roll-up benefit base on the preceding contract date anniversary, multiplied by:

..   the Annual Roll-up rate; less

..   any withdrawals up to the Annual withdrawal amount resulting in a dollar-for-dollar reduction of the Annual Roll-up amount; plus

..   A pro-rated Roll-up amount for any contribution to your contract during the contract year.

A PRO-RATED ROLL-UP AMOUNT IS BASED ON THE NUMBER OF DAYS IN THE CONTRACT YEAR AFTER THE CONTRIBUTION.

The Roll-up benefit base, used in connection with the GMIB and the "Greater of" GMDB, stops rolling up on the contract date anniversary following the owner's (or older joint owner, if applicable) 85th birthday.

In the event of your death, a pro-rated portion of the Annual Roll-up amount will be added to the Roll-up benefit base, if applicable.

Amounts withdrawn from your contract in excess of your Annual withdrawal amount, and all subsequent withdrawals from your contract in that contract year, will always reduce your Roll-up benefit base on a pro rata basis. For more information, see "How withdrawals affect your guaranteed benefits" later in this section.

DEFERRAL ROLL-UP AMOUNT AND ANNUAL ROLL-UP BENEFIT BASE ADJUSTMENT

The Deferral Roll-up amount is an amount credited to your Roll-up benefit base on each contract date anniversary before you take your first withdrawal from your contract. The amount is calculated by taking into account your Roll-up benefit base from the preceding contract date anniversary, the Deferral Roll-up rate and contributions to your contract during the contract year.

Your Deferral Roll-up amount at the end of the contract year is calculated as follows:

..   your Roll-up benefit base on the preceding contract date anniversary, or initial benefit base in the first contract year, multiplied by:

..   5% (the Deferral Roll-up rate); plus

..   A pro-rated Deferral Roll-up amount for any contribution to your contract during the contract year.

A PRO-RATED DEFERRAL ROLL-UP AMOUNT IS BASED ON THE NUMBER OF DAYS IN THE CONTRACT YEAR AFTER THE CONTRIBUTION.

In the event of your death, a pro-rated portion of the Deferral Roll-up amount will be added to the Roll-up benefit base, if applicable.

ANNUAL WITHDRAWAL AMOUNT

Your Annual withdrawal amount is calculated on the first day of each contract year beginning in the second contract year, and is equal to:

..   the Annual Roll-up rate, or initial benefit base in the first contract year, multiplied by;

..   the Roll-up benefit base as of the most recent contract date anniversary.

You do not have an Annual withdrawal amount in the first contract year. Any withdrawal from your contract during the first contract year is treated as an Excess withdrawal and will reduce your Roll-up benefit base on a pro rata basis and your Annual Roll-up amount on a dollar-for-dollar basis.

Beginning in the second contract year, you may withdraw up to your Annual withdrawal amount without reducing your Roll-up benefit base. Amounts withdrawn from your contract in excess of your Annual withdrawal amount, and all subsequent withdrawals from your contract in that contract year, will always reduce your Roll-up benefit base on a pro rata basis. Each such withdrawal is referred to as an "Excess withdrawal". For an example of how a pro rata reduction works, see "How withdrawals affect your guaranteed benefits" later in this section. IT IS IMPORTANT TO NOTE THAT WITHDRAWALS IN EXCESS OF YOUR ANNUAL WITHDRAWAL AMOUNT MAY HAVE A HARMFUL EFFECT ON YOUR GUARANTEED BENEFIT BASES. AN EXCESS WITHDRAWAL THAT REDUCES YOUR ACCOUNT VALUE TO ZERO WILL CAUSE YOUR GMIB TO TERMINATE.

Please remember that the Roll-up benefit base is only one component of the benefit base for the "Greater of" GMDB I and "Greater of"

                        CONTRACT FEATURES AND BENEFITS

GMDB II. These benefit bases are equal to the greater of the Roll-up benefit base and the Highest Anniversary Value benefit base. This means if the Highest Anniversary Value benefit base is greater than the Roll-up benefit base at the time of a withdrawal, even if your Roll-up benefit base is not reduced as a result of the withdrawal, your "Greater of" death benefit base will be reduced. Your Annual withdrawal amount is based solely on your Roll-up benefit base; it is not impacted by your Highest Anniversary Value benefit base.

Your Annual withdrawal amount is calculated using the Annual Roll-up rate. Your Annual withdrawal amounts are not cumulative. If you withdraw less than your Annual withdrawal amount in any contract year, you may not add the remainder to your Annual withdrawal amount in any subsequent year.

EFFECT OF AN EXCESS WITHDRAWAL. An Excess withdrawal will always reduce your Roll-up benefit base and your Highest Anniversary Value benefit base on a pro rata basis. This means that once a withdrawal is taken that causes the sum of the withdrawals from your contract to exceed the Annual withdrawal amount, that portion of the withdrawal that exceeds the Annual withdrawal amount and any subsequent withdrawals in that contract year will reduce your guaranteed benefit bases on a pro rata basis.

For an example of how your Annual withdrawal amount, Annual Roll-up amount, Deferral Roll-up amount and an Excess withdrawal affect your Roll-up benefit base see Appendix IV later in this Prospectus.

GMIB "NO LAPSE GUARANTEE". In general, if your account value falls to zero (except as discussed below), the GMIB will be exercised automatically, based on the owner's (or older joint owner's, if applicable) current age and benefit base, as follows:

..   You will be issued a life only supplementary contract based on your life.
    Upon exercise, your contract (including its death benefit and any account or cash values) will terminate.

..   You will have 30 days from when we notify you to change the payout option and/or the payment frequency.

The no lapse guarantee will terminate under the following circumstances:

..   If your aggregate withdrawals during your second or later contract year exceed your Annual withdrawal amount;

..   Upon the contract date anniversary following the owner (or older joint owner, if applicable) reaching age 85.


If your no lapse guarantee is no longer in effect and your account value subsequently falls to zero, your contract will terminate without value, and you will lose the Guaranteed minimum income benefit, Guaranteed minimum death benefit (if elected) and any other guaranteed benefits.


Please note that if you participate in our Automatic RMD service, an automatic withdrawal under that program will not cause the no lapse guarantee to terminate even if a withdrawal causes your total contract year withdrawals to exceed your Annual withdrawal amount.

EXERCISE OF GMIB. On each contract date anniversary that you are eligible to exercise the GMIB, we will send you an eligibility notice illustrating how much income could be provided as of the contract date anniversary. You must notify us within 30 days following the contract date anniversary if you want to exercise the GMIB.

--------------------------------------------------------------------------------

WE DEDUCT GUARANTEED BENEFIT AND ANNUAL ADMINISTRATIVE CHARGES FROM YOUR
ACCOUNT VALUE ON YOUR CONTRACT DATE ANNIVERSARY. IF YOU ELECTED THE GUARANTEED MINIMUM INCOME BENEFIT, YOU CAN ONLY EXERCISE THE BENEFIT DURING THE 30 DAY PERIOD FOLLOWING YOUR CONTRACT DATE ANNIVERSARY. THEREFORE, IF YOUR ACCOUNT VALUE IS NOT SUFFICIENT TO PAY FEES ON YOUR NEXT CONTRACT DATE ANNIVERSARY,
YOUR CONTRACT WILL TERMINATE WITHOUT VALUE AND YOU WILL NOT HAVE AN OPPORTUNITY TO EXERCISE YOUR GUARANTEED MINIMUM INCOME BENEFIT UNLESS THE NO LAPSE
GUARANTEE PROVISION UNDER YOUR CONTRACT IS STILL IN EFFECT. SEE "EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO" IN "DETERMINING YOUR CONTRACT'S VALUE" LATER IN THIS PROSPECTUS.
--------------------------------------------------------------------------------

You must return your contract to us, along with all required information within 30 days following your contract date anniversary, in order to exercise this benefit. Upon exercising the GMIB, any Guaranteed minimum death benefit you elected will terminate without value. Also, upon exercise of the GMIB, the owner (or older joint owner, if applicable) will become the annuitant, and the contract will be annuitized on the basis of the annuitant's life. You will begin receiving annual payments one year after the annuity payout contract is issued. If you choose monthly or quarterly payments, you will receive your payment one month or one quarter after the annuity payout contract is issued. Under monthly or quarterly payments, the aggregate payments you receive in a contract year will be less than what you would have received if you had elected an annual payment, as monthly and quarterly payments reflect the time value of money with regard to both interest and mortality. You may choose to take a withdrawal prior to exercising the GMIB, which will reduce your payments. You may not partially exercise this benefit. See "Accessing your money" under "Withdrawing your account value" later in this Prospectus. Payments end with the last payment before the annuitant's (or joint annuitant's, if applicable) death.


Please see "Exercise of the GMIB in the event of a GMIB fee increase" under "Charges and expenses" later in this Prospectus for information on exercising your GMIB upon notice of a change to the GMIB fee.

EXERCISE RULES. The latest date you may exercise the GMIB is the 30th day following the contract date anniversary following your 85th birthday. Withdrawal charges, if any, will not apply when the GMIB is exercised at age
85. Other options are available to you on the contract date anniversary following your 85th birthday. See "Guaranteed withdrawal benefit for life ("GWBL")" later in this Prospectus. In addition, eligibility to exercise the GMIB is based on the owner's (or older joint owner's, if applicable) age, as follows:

..   If you were at least age 20 and no older than age 44 when the contract was issued, you are eligible to exercise the GMIB within 30 days following each contract date anniversary beginning with the 15th contract date anniversary.

..   If you were at least age 45 and no older than age 49 when the contract was issued, you are eligible to exercise the GMIB within 30 days following each contract date anniversary after age 60.

..   If you were at least age 50 and no older than age 75 when the contract was issued, you are eligible to exercise the GMIB within 30 days following each contract date anniversary beginning with the 10th contract date anniversary.

                        CONTRACT FEATURES AND BENEFITS

To exercise the Guaranteed minimum income benefit:

   -- We must receive your notification in writing within 30 days following any contract date anniversary on which you are eligible; and

   -- Your account value must be greater than zero on the exercise date. See
      "Effect of your account value falling to zero" in "Determining your contract's value" for more information about the impact of insufficient account value on your ability to exercise the Guaranteed minimum income benefit.


Please note:

(i)if you were age 76 when the contract was issued or the Roll-up benefit base was reset when you were between the ages of 75 and 80, the only time you may exercise the GMIB is within 30 days following the contract date anniversary following your attainment of age 85;

(ii)for Accumulator(R) Series QP contracts, the Plan participant can exercise the GMIB only if he or she elects to take a distribution from the Plan and, in connection with this distribution, the Plan's trustee changes the ownership of the contract to the participant. This effects a rollover of the Accumulator(R) Series QP contract into an Accumulator(R) Series traditional IRA. This process must be completed within the 30-day time frame following the contract date anniversary in order for the Plan participant to be eligible to exercise. However, if the GMIB is automatically exercised as a result of the no lapse guarantee, a rollover into an IRA will not be affected and payments will be made directly to the trustee;

(iii)since no partial exercise is permitted, owners of defined benefit QP contracts who plan to change ownership of the contract to the participant must first compare the participant's lump sum benefit amount and annuity benefit amount to the Roll-up benefit base and account value, and make a withdrawal from the contract if necessary. See "How withdrawals affect your guaranteed benefits" later in this section;

(iv)IF YOU RESET THE ROLL-UP BENEFIT BASE (AS DESCRIBED EARLIER IN THIS SECTION), YOUR NEW EXERCISE DATE WILL BE THE TENTH CONTRACT DATE ANNIVERSARY FOLLOWING THE RESET OR, IF LATER, THE EARLIEST DATE YOU WOULD HAVE BEEN PERMITTED TO EXERCISE WITHOUT REGARD TO THE RESET, BUT IN NO EVENT WILL IT BE LATER THAN THE CONTRACT DATE ANNIVERSARY FOLLOWING AGE 85. PLEASE NOTE THAT IN MOST CASES, RESETTING YOUR ROLL-UP BENEFIT BASE WILL LENGTHEN THE WAITING PERIOD;

(v)a spouse beneficiary or younger spouse joint owner under Spousal continuation may only continue the GMIB if the contract is not past the last date on which the original owner could have exercised the benefit. In addition, the spouse beneficiary or younger spouse joint owner must be eligible to continue the benefit and to exercise the benefit under the applicable exercise rule (described in the above bullets) using the following additional rules. The spouse beneficiary or younger spouse joint owner's age on the date of the owner's death replaces the owner's age at issue, for purposes of determining the availability of the benefit and which of the exercise rules applies. For example, if an owner is age 70 at issue, and he dies at age 79, and the spouse beneficiary is 86 on the date of his death, she will not be able to exercise the GMIB, even though she was 77 at the time the contract was issued, because eligibility is measured using her age at the time of the owner's death, not her age on the issue date. The original contract issue date will continue to apply for purposes of the exercise rules;

(vi)if the contract is jointly owned, you can elect to have the GMIB paid either: (a) as a joint life benefit or (b) as a single life benefit paid on the basis of the older owner's age (if applicable); and

(vii)if the contract is owned by a trust or other non-natural person, eligibility to elect or exercise the GMIB is based on the annuitant's (or older joint annuitant's, if applicable) age, rather than the owner's.

See "Effect of the owner's death" under "Payment of death benefit" later in this Prospectus for more information.


If your account value is insufficient to pay applicable charges when due, your contract will terminate, which could cause you to lose your Guaranteed minimum income benefit. For more information, please see ''Effect of your account value falling to zero'' in ''Determining your contract's value" and the section entitled ''Charges and expenses'' later in this Prospectus.

For information about the impact of withdrawals on the Guaranteed minimum income benefit and any other guaranteed benefits you may have elected, please see ''How withdrawals affect your guaranteed benefits'' later in this section.


From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See "Guaranteed benefit offers" later in this section for more information.

If you previously accepted an offer to terminate a guaranteed benefit, you no longer have an enhanced or the standard death benefit. Please refer to the terms of your offer for information about your remaining death benefit.

ASSET TRANSFER PROGRAM ("ATP")

If the GMIB, the "Greater of" GMDB or the GWBL is in effect, you are required to participate in the asset transfer program ("ATP"). The ATP helps us manage our financial exposure in providing the guaranteed benefits, by using predetermined mathematical formulas to move account value between the AXA Ultra Conservative Strategy investment option and the variable investment options. The formulas applicable to you may not be altered once you elect the benefit. In essence, we seek to preserve account value by transferring some or all of your account value to a more stable option (i.e., the AXA Ultra Conservative Strategy investment option). The formulas also contemplate the transfer of some or all of the account value from the AXA Ultra Conservative Strategy investment option to the variable investment options according to your allocation instructions on file. The formulas are described below and are also described in greater detail in Appendix VIII later in this Prospectus.

The AXA Ultra Conservative Strategy investment option will only be used to hold amounts transferred out of your variable investment

                        CONTRACT FEATURES AND BENEFITS
options in accordance with the formulas described below. The AXA Ultra Conservative Strategy investment option is not part of Option A or Option B, and you may not directly allocate a contribution to the AXA Ultra Conservative Strategy investment option or request a transfer of account value into the AXA Ultra Conservative Strategy investment option. The ATP applies regardless of whether you elect Option A or Option B. On a limited basis, you may request a transfer out of the AXA Ultra Conservative Strategy investment option, subject to the rules discussed below. For a summary description of the AXA Ultra Conservative Strategy investment option, please see "Portfolios of the Trusts" in "Contract features and benefits" earlier in this Prospectus.

Transfers into or out of the AXA Ultra Conservative Strategy investment option, if required, are processed on each valuation day. The valuation day occurs on each contract monthiversary. The contract monthiversary is the same date of the month as the contract date. If the contract monthiversary is not a business day in any month, the valuation day will be the preceding business day. For contracts with issue dates after the 28th day of the month, the valuation day will be on the first business day of the following month. In the twelfth month of the contract year, the valuation day will be on the contract date anniversary. If the contract date anniversary occurs on a day other than a business day, the valuation day will be the business day immediately preceding the contract date anniversary.

In general, the formulas work as follows. On each valuation day, two formulas -- the ATP formula and the transfer amount formula -- are used to automatically perform an analysis with respect to your GMIB. For purposes of these calculations, amounts in the guaranteed interest option and any Special DCA program are excluded from amounts that are transferred into the AXA Ultra Conservative Strategy investment option.

The first formula, called the ATP formula, begins by calculating a contract ratio, which is determined by dividing the account value by the Roll-up benefit base, and subtracting the resulting number from one. The contract ratio is then compared to predetermined "transfer points" to determine what portion of account value needs to be held in the AXA Ultra Conservative Strategy investment option is required.

If the contract ratio is equal to or less than the minimum transfer point, all of the account value in the AXA Ultra Conservative Strategy investment option, if any, will be transferred to the variable investment options according to your allocation instructions on file. If the contract ratio on the valuation day exceeds the minimum transfer point but is less than the maximum transfer point, amounts may be transferred either into or out of the AXA Ultra Conservative Strategy investment option depending on the account value already in the AXA Ultra Conservative Strategy investment option, the guaranteed interest option and a Special DCA program. If the contract ratio on the valuation day is equal to or greater than the maximum transfer point, the total amount of your account value in the variable investment options, will be transferred into the AXA Ultra Conservative Strategy investment option.

ATP transfers into the AXA Ultra Conservative Strategy investment option will be transferred out of your variable investment options on a pro rata basis. ATP transfers out of the AXA Ultra Conservative Strategy investment option will be allocated among the variable investment options in accordance with your allocation instructions on file. Any amounts that would have been allocated to the guaranteed interest option, based on your allocation instructions on file, will be allocated among the variable investment options. No amounts will be transferred into or out of the guaranteed interest option or a Special DCA program as a result of any ATP transfer.

If you make a contribution after the contract date, that contribution will be allocated according to the instructions that you provide or, if we do not receive any instructions, according to the allocation instructions on file for your contract. If the contribution is processed on a valuation day, it will be subject to an ATP transfer calculation on that day. If the contribution is received between valuation days, the amount contributed will be subject to an ATP transfer calculation on the next valuation day.

A separate formula, called the transfer amount formula, is used to calculate the amount that must be transferred either into or out of the AXA Ultra Conservative Strategy investment option when the ATP formula indicates that such a transfer is required. For example, the transfer amount formula reallocates account value such that for every 1% by which the contract ratio exceeds the minimum transfer point after the transaction 10% of the account value will be invested in the AXA Ultra Conservative Strategy investment option, the guaranteed interest option, and a Special DCA program. When the contract ratio exceeds the minimum transfer point by 10% (i.e., it reaches the maximum transfer point), amounts will be transferred into the AXA Ultra Conservative Strategy investment option such that 100% of account value will be invested in the AXA Ultra Conservative Strategy investment option, the guaranteed interest option, and a Special DCA program. On the first day of your first contract year, the minimum transfer point is 10% and the maximum transfer point is 20%. The minimum and maximum transfer points increase each contract monthiversary. After the 20th contract year, the minimum transfer point is 50% and the maximum transfer point is 60%. See Appendix VIII for a list of transfer points.

On any day that a transfer (excluding a dollar cost averaging transfer) is made out of the guaranteed interest option into a variable investment option, the formulas described above will be run, which may in turn trigger an off cycle ATP transfer. Regardless of when this off cycle valuation occurs, an ATP valuation will again occur on the next valuation day. An off cycle valuation will not occur on a monthiversary. Cancellation of any dollar cost averaging program will not trigger an off cycle ATP transfer. For the purposes of any off cycle calculation, the ATP transfer formula will use the account value as of the previous business day. Off cycle calculations will use the transfer points for the most recent valuation day.

If you take a withdrawal from your contract and there is account value allocated to the AXA Ultra Conservative Strategy investment option, the withdrawal will be taken pro rata out of your variable investment options (including the AXA Ultra Conservative Strategy investment option) and the guaranteed interest option, if applicable. If there is insufficient value or no value in those investment options, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the Special DCA program.

Subject to any necessary regulatory approvals and advance notice to affected contract owners, we reserve the right to utilize an investment option other than the AXA Ultra Conservative Strategy investment option as part of the ATP.

                        CONTRACT FEATURES AND BENEFITS

ATP EXIT OPTION. Apart from the operation of the formulas, you may request a transfer of account value in the AXA Ultra Conservative Strategy investment option. You may wish to exercise the ATP exit option if you seek greater equity exposure and if it meets your investment goals and risk tolerance. This strategy may result in higher growth of your account value if the market increases which may also increase your benefit bases upon a reset. On the other hand, if the market declines, your account value will also decline which will reduce the likelihood that your benefit bases will increase. You should consult with your financial professional to assist you in determining whether exercising the ATP exit option meets your investment goals and risk tolerance.

The ATP exit option is subject to the following limitations:

..   You may not transfer out of the AXA Ultra Conservative Strategy investment option during the first contract year.

..   Beginning in the second contract year, you may make a transfer out of the
    AXA Ultra Conservative Strategy investment option only once per contract year.

..   You must elect the transfer on a specific transfer form we provide.

..   100% of your account value in the AXA Ultra Conservative Strategy investment option must be transferred out. You cannot request a partial transfer. The transfer will be allocated to your variable investment options based on the instructions we have on file.

..   There is no minimum account value requirement for the ATP exit option. You may make this election if you have any account value in the AXA Ultra Conservative Strategy investment option.

..   We are not able to process an ATP exit option on a valuation day or on a day where we process an off cycle transfer. If your transfer form is received in good order on a valuation day or a day on which we process an off cycle transfer, your ATP exit option will be processed on the next business day. If no account value remains in the AXA Ultra Conservative Strategy investment option on that day, there will be no transfer and your election will not count as your one permitted ATP exit option for that contract year.

If we process an ATP exit option, we will recalculate your benefit bases. A transfer may result in a reduction in your benefit bases and therefore a reduction in the value of your benefits.

On the day the ATP exit option is processed, the current value of the Roll-up benefit base is compared to the new benefit base produced by the ATP exit option formula. The Roll-up benefit base is adjusted to the lesser of the current value of that benefit base or the new benefit base produced by the ATP exit option formula.

If the Roll-up benefit base is adjusted, there are no corresponding adjustments made to the Deferral Roll-up amount, the Annual Roll-up amount and the Annual withdrawal amount in that contract year. Any such amounts are added to your newly adjusted Roll-up benefit base.

The effect of the ATP exit option on the Guaranteed minimum death benefit bases is as follows:

..   "Greater of" GMDB: Both the Roll-up benefit base and the Highest
    Anniversary Value benefit base will be adjusted to the lesser of the current value of that benefit base or the new benefit base produced by the ATP exit option formula. There is the potential that the Roll-up benefit base will be adjusted without a corresponding adjustment to the Highest Anniversary Value benefit base and vice versa.

..   Highest Anniversary Value death benefit: The benefit base value for the
    Highest Anniversary Value death benefit will be adjusted to the lesser of the current value of that benefit base or the new benefit base produced by the ATP exit option formula.

..   Return of Principal death benefit: The Return of Principal death benefit base is not adjusted.

For information about the ATP exit option, please see Appendix VIII later in this Prospectus.

ATP CONTINUATION RULES. Under the following circumstances the ATP will continue as described above, except that the ATP exit option will no longer be available. See Appendix VIII later in this Prospectus for more information.

..   If the GMIB converts to the GWBL on the contract date anniversary following age 85, the ATP will use the GWBL benefit base for all applicable calculations.

..   If the "Greater of" GMDB is elected with the GMIB and the GMIB is dropped without converting to GWBL on the contract date anniversary following age 85, the ATP will use the GMDB benefit base for all applicable calculations.

..   If you convert to the GWBL while the "Greater of" GMDB is in effect and later drop the GWBL, the ATP will use the GMDB benefit base for all applicable calculations.

DROPPING THE GUARANTEED MINIMUM INCOME BENEFIT AFTER ISSUE

You may drop the GMIB from your contract after issue and prior to conversion to the GWBL, subject to the following restrictions:

..   You may not drop the GMIB if there are any withdrawal charges in effect under your contract, including withdrawal charges applicable to subsequent contributions.

..   The GMIB will be dropped from your contract on the date we receive your election form at our processing office in good order. If you drop the GMIB on a date other than a contract date anniversary, we will deduct a pro rata portion of the GMIB charge for the contract year on that date.

..   If you elect the "Greater of" GMDB I or "Greater of" GMDB II and the
    corresponding GMIB, and subsequently drop the GMIB prior to the contract date anniversary following age 85, we will no longer deduct the GMIB charge. We will also automatically terminate the Guaranteed minimum death benefit and its charge and apply the Return of Principal death benefit.

..   If you elect the Highest Anniversary Value death benefit with the GMIB and subsequently drop the GMIB prior to the contract date anniversary following age 85, we will no longer deduct the GMIB charge. Your contract will continue with the Highest Anniversary Value death benefit at the applicable charge. Withdrawals will now reduce your Highest Anniversary Value benefit base on a pro rata basis. See "How withdrawals affect your guaranteed benefits" later in this section.

                        CONTRACT FEATURES AND BENEFITS

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..   If you drop the GMIB from your contract prior to the contract date anniversary following age 85, the ATP will no longer be in effect. Any account value in the AXA Ultra Conservative Strategy investment option will be allocated to your variable investment options.

If a benefit has been dropped, you will receive a letter confirming that the benefit has been dropped. If you drop the GMIB you will not be permitted to add the GMIB to your contract again. See "Guaranteed minimum death benefit" below for more information regarding how dropping the GMIB will affect the Guaranteed minimum death benefit. See "How withdrawals affect your guaranteed benefits" below in this section for more information on how withdrawals are treated after the GMIB is dropped.

DROPPING YOUR GUARANTEED BENEFITS IN THE EVENT OF A FEE CHANGE. In the event that we exercise our contractual right to change the fees for the guaranteed benefits, you may be given a one-time opportunity to drop your guaranteed benefits, subject to our rules. You may drop your guaranteed benefits only within 30 days of the fee change notification. The requirement that all withdrawal charges have expired will be waived. Please see "Fee changes for the guaranteed benefits" under "Charges and expenses" later in this Prospectus for information on dropping your GMIB upon notice of a change to the GMIB fee.

GUARANTEED MINIMUM DEATH BENEFIT

You may choose from three death benefit options:

..   Return of Principal death benefit;

..   Highest Anniversary Value death benefit;

..   "Greater of" death benefits:

   -- The "Greater of" GMDB I (available only if elected with the GMIB I --
      Asset Allocation); or

   -- The "Greater of" GMDB II (available only if elected with the GMIB II --
      Custom Selection).

The Return of Principal death benefit, if elected without a GMIB, is available at issue to all owners. If elected with a GMIB, the Return of Principal death benefit is issued to owners age 20-80 (age 20-70 for Series CP(R)). The Highest Anniversary Value death benefit, if elected without a GMIB, is issued to owners age 0-80 (age 0-70 for Series CP(R)). If elected with a GMIB, the Highest Anniversary Value death benefit is issued to owners age 20-80 (age 20-70 for Series CP(R)). The "Greater of" GMDB, which must be elected with a GMIB, is issued to owners age 20-65. Please note that the maximum issue age for the death benefit options may be different for certain contract owners. Please see Appendix IX later in this Prospectus for more information.

Your contract provides a Return of Principal death benefit. If you do not elect one of the "Greater of" death benefits or the Highest Anniversary Value death benefit described below when your contract is issued, the death benefit is equal to your account value as of the date we receive satisfactory proof of death, any required instructions for the method of payment, information and forms necessary to effect payment, OR the Return of Principal death benefit, whichever provides the higher amount. The Return of Principal death benefit is equal to your total contributions, adjusted for withdrawals (and any associated withdrawal charges, if applicable). The Return of Principal death benefit is available to all owners.

If you elect one of the "Greater of" death benefits or the Highest Anniversary Value death benefit, your death benefit is equal to your account value as of the date we receive satisfactory proof of the owner's (or older joint owner's, if applicable) death, any required instructions for the method of payment, information and forms necessary to effect payment, or the benefit base of your elected "Greater of" GMDB or the Highest Anniversary Value death benefit on the date of the owner's (or older joint owner's, if applicable) death, adjusted for any subsequent withdrawals (and associated withdrawal charges, if applicable), whichever provides the higher amount. Once your contract is issued, you may not change or voluntarily terminate your death benefit. However, dropping the GMIB can cause the corresponding "Greater of" GMDB to also be dropped. Please see below and "Payment of death benefit" later in this Prospectus for more information.

The Highest Anniversary Value death benefit can be elected by itself. Each "Greater of" GMDB is available only with the corresponding GMIB. Therefore, the "Greater of" GMDB I can only be elected if you also elect the GMIB I -- Asset Allocation. The "Greater of" GMDB II can only be elected if you also elect the GMIB II -- Custom Selection. There is an additional charge for the "Greater of" GMDB and the Highest Anniversary Value death benefit. There is no additional charge for the Return of Principal death benefit. See "Charges and expenses" later in this Prospectus.

If you elect to drop the GMIB prior to the contract date anniversary following age 85, the "Greater of" GMDB will be dropped automatically.

If the GMIB is dropped without converting to the GWBL within 30 days after the contract date anniversary following age 85, then the "Greater of" GMDB will be retained, along with the associated charges and withdrawal treatment. If a benefit has been dropped, you will receive a letter confirming that the drop has occurred. See "Dropping the Guaranteed minimum income benefit after issue" earlier in this section for more information.

If the "Greater of" GMDB is dropped, your death benefit value will be what the value of the Return of Principal death benefit would have been if the Return of Principal death benefit were elected at issue. If the "Greater of" GMDB is dropped on a contract anniversary, the charges will be taken, but will not be taken on future contract date anniversaries. If the "Greater of" GMDB is not dropped on a contract anniversary, then the pro rata portion of the fees will be charged.


The Highest Anniversary death benefit and the "Greater of" death benefits have an additional charge. There is no additional charge for the Return of Premium death benefit. Although the amount of your Highest Anniversary or "Greater of" death benefit will no longer increase after age 85, we will continue to deduct the charge for that death benefit as long as it remains in effect. See "Guaranteed benefit charges" in "Charges and expenses" for more information.


If you elect one of the death benefit options described above and change ownership of the contract, generally the benefit will automatically terminate, except under certain circumstances. If this occurs, any death benefit elected will be replaced automatically with the Return of Principal death benefit. See "Transfers of ownership,

                        CONTRACT FEATURES AND BENEFITS
collateral assignments, loans and borrowing" in "More information" later in this Prospectus for more information.


If your contract terminates for any reason, your Guaranteed minimum death benefit will also terminate. See "Termination of your contract" in "Determining your contract's value" for information about the circumstances under which your contract will terminate.


Subject to state availability (see Appendix IX later in this Prospectus for state availability of these benefits), your age at contract issue, and your contract type, you may elect one of the death benefits described above.

For contracts with non-natural owners, the available death benefits are based on the annuitant's age.

Each death benefit is equal to its corresponding benefit base described earlier in "Guaranteed minimum death benefit and Guaranteed minimum income benefit base." Once you have made your death benefit election, you may not change it.

If you purchase a "Greater of" GMDB with a GMIB, you will be eligible to reset your Roll-up benefit base. See "Roll-up benefit base reset" earlier in this section.


Please see "How withdrawals affect your guaranteed benefits" later in this section and "Effect of your account value falling to zero" in "Determining your contract's value" and the section entitled "Charges and expenses" later in this Prospectus for more information on these guaranteed benefits.


If you are using your Series B or Series L contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your Guaranteed minimum death benefit. See "Owner and annuitant requirements" earlier in this section.

See Appendix IV later in this Prospectus for an example of how we calculate the guaranteed benefit bases.

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See "Guaranteed benefit offers" later in this section for more information.

If you previously accepted an offer to terminate a guaranteed benefit, you no longer have an enhanced or the standard death benefit. Please refer to the terms of your offer for information about your remaining death benefit.

Surrendering your contract will terminate your death benefit. Please see "Surrendering your contract to receive its cash value" in "Accessing your money" later in this Prospectus.

EARNINGS ENHANCEMENT BENEFIT

Subject to state and contract availability (see Appendix IX later in this Prospectus for state availability of these benefits), if you are purchasing a contract under which the Earnings enhancement benefit is available, you may elect the Earnings enhancement benefit at the time you purchase your contract. The Earnings enhancement benefit provides an additional death benefit as described below. See the appropriate part of "Tax information" later in this Prospectus for the potential tax consequences of electing to purchase the Earnings enhancement benefit in an NQ or IRA contract. Once you purchase the Earnings enhancement benefit you may not voluntarily terminate this feature. If you elect the Earnings enhancement benefit at issue, and your GMIB then converts to the GWBL, the Earnings enhancement benefit will continue in force after conversion, although it may be adversely affected by withdrawals under the GWBL. See "Guaranteed withdrawal benefit for life ("GWBL")" later in this Prospectus.


If you elect the Earnings enhancement benefit described below and change ownership of the contract, generally this benefit will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information," later in this Prospectus. This benefit will also terminate if your contract terminates for any reason. See "Termination of your contract" in "Determining your contract's value later in this Prospectus."


The additional death benefit will be 40% of:

the GREATER OF:

..   the account value, OR

..   any applicable death benefit

DECREASED BY:

..   total net contributions

For purposes of calculating your Earnings enhancement benefit, the following applies: (i) "Net contributions" are the total contributions made (or if applicable, the total amount that would otherwise have been paid as a death benefit had the spouse beneficiary or younger spouse joint owner not continued the contract plus any subsequent contributions) adjusted for each withdrawal that exceeds your Earnings enhancement benefit earnings. "Net contributions" are reduced by the amount of that excess. Earnings enhancement benefit earnings are equal to (a) minus (b) where (a) is the greater of the account value and the death benefit immediately prior to the withdrawal, and (b) is the net contributions as adjusted by any prior withdrawals (for Series CP(R) contracts, credit amounts are not included in "net contributions"); and (ii) "Death benefit" is equal to the GREATER of the account value as of the date we receive satisfactory proof of death OR any applicable Guaranteed minimum death benefit as of the date of death.

For Series CP(R) contracts, for purposes of calculating your Earnings enhancement benefit, if any contributions are made in the one-year period prior to death of the owner (or older joint owner, if applicable), the account value will not include any credits applied in the one-year period prior to death.

If the owner (or older joint owner, if applicable) is age 71 through 75 when we issue your contract (or if the spouse beneficiary or younger spouse joint owner is between the ages of 71 and 75 when he or she becomes the successor owner and the Earnings enhancement benefit had been elected at issue), the additional death benefit will be 25% of:

the GREATER OF:

..   the account value, OR

..   any applicable death benefit

DECREASED BY:

..   total net contributions

                        CONTRACT FEATURES AND BENEFITS

The value of the Earnings enhancement benefit is frozen on the first contract date anniversary after the owner (or older joint owner, if applicable) turns age 85, except that the benefit will be reduced for withdrawals on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of the current account value that is being withdrawn and we reduce the benefit by that percentage. For example, if the account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If the benefit is $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x 0.40) and the benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

For an example of how the Earnings enhancement benefit is calculated, please see Appendix VI.


Although the value of your Earnings enhancement benefit will no longer increase after age 85, we will continue to deduct the charge for this benefit as long as it remains in effect.


For contracts continued under Spousal continuation, upon the death of the spouse (or older spouse, in the case of jointly owned contracts), the account value will be increased by the value of the Earnings enhancement benefit as of the date we receive due proof of death. Your spouse beneficiary or younger spouse joint owner must be 75 or younger when he or she becomes the successor owner for the Earnings enhancement benefit that had been elected at issue to continue after your death. The benefit will then be based on the age of the surviving spouse as of the date of the deceased spouse's death for the remainder of the contract. If the surviving spouse is age 76 or older, the benefit will terminate and the charge will no longer be in effect. The spouse may also take the death benefit (increased by the Earnings enhancement benefit) in a lump sum. See "Spousal continuation" in "Payment of death benefit" later in this Prospectus for more information.

The Earnings enhancement benefit must be elected when the contract is first issued: neither the owner nor the successor owner can add it after the contract has been issued. Ask your financial professional or see Appendix IX later in this Prospectus to see if this feature is available in your state.

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See "Guaranteed benefit offers" later in this section for more information.

If you previously accepted an offer to terminate a guaranteed benefit, you no longer have an enhanced or the standard death benefit. Please refer to the terms of your offer for information about your remaining death benefit.

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE ("GWBL")

For an additional charge, the Guaranteed withdrawal benefit for life ("GWBL") guarantees that you can take withdrawals up to a maximum amount per year (your "Guaranteed annual withdrawal amount"). The GWBL is only available as a conversion option from the GMIB. The opportunity to convert from the GMIB to the GWBL is the contract date anniversary following age 85. You may elect to make this conversion only during the 30 days after the contract anniversary following the attainment of age 85.

--------------------------------------------------------------------------------
THE "CONVERSION EFFECTIVE DATE" IS THE CONTRACT DATE ANNIVERSARY FOLLOWING THE CONTRACT OWNER'S AGE 85, IF APPLICABLE.
--------------------------------------------------------------------------------

A Roll-up benefit base reset for the GMIB does not extend the waiting period during which you can convert.

If you have neither exercised the GMIB nor dropped it from your contract as of the contract date anniversary following age 85 ("last exercise date"), you will have up to 30 days after that contract date anniversary to choose what you want to do with your GMIB. You will have three choices available to you:

..   You may affirmatively convert the GMIB to a GWBL;

..   You may exercise the GMIB, and begin to receive lifetime income under that benefit;

..   You may elect to terminate the GMIB without converting to the GWBL.

IF YOU TAKE NO ACTION WITHIN 30 DAYS AFTER THE CONTRACT DATE ANNIVERSARY FOLLOWING AGE 85, THE GMIB WILL CONVERT AUTOMATICALLY TO THE SINGLE LIFE GWBL.

If you exercise the GMIB, it will function as described earlier in this Prospectus under "Guaranteed minimum income benefit ("GMIB")". If you elect to terminate the GMIB without converting to the GWBL, your contract will continue in force, without either benefit, but you will retain your Guaranteed minimum death benefit. If you take no action, or affirmatively convert the GMIB, your GMIB will be converted to the GWBL, retroactive to the Conversion effective date. Please note that if you exercise the GMIB prior to the Conversion effective date, you will not have the option to convert the GMIB to the GWBL. If you drop the GMIB prior to conversion, you will lose the "Greater of" GMDB and any withdrawals will now reduce your remaining death benefit base on a pro rata basis.

The charge for the GWBL will be deducted from your account value on each contract date anniversary. Please see "Guaranteed withdrawal benefit for life charge" later in this Prospectus for a description of the charge.

You should not convert to the GWBL if:

..   You plan to take withdrawals in excess of your Guaranteed annual withdrawal amount because those withdrawals may significantly reduce or eliminate the value of the benefit (see "Effect of Excess withdrawals" below in this section);

..   You are not interested in taking withdrawals prior to the contract's maturity date; or

..   You are using the contract to fund a QP contract where withdrawal restrictions under the qualified plan may apply.

For traditional IRAs and QP contracts, you may take your lifetime required minimum distributions ("RMDs") without losing the value of the GWBL, provided you comply with the conditions described under "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Prospectus, including utilizing our Automatic RMD service. The Automatic RMD service is not available under QP contracts. If you do not expect to comply with these conditions, this benefit may have limited usefulness for you and you should consider whether it is appropriate. Please consult your tax adviser.

                        CONTRACT FEATURES AND BENEFITS

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See "Guaranteed benefit offers" later in this section for more information.

If you previously accepted an offer to terminate a guaranteed benefit, you no longer have an enhanced or the standard death benefit. Please refer to the terms of your offer for information about your remaining death benefit.

ADDITIONAL OWNER AND ANNUITANT REQUIREMENTS

Converting the GMIB to the GWBL may alter the ownership of your contract. The options you may choose depend on the original ownership of your contract. You may only choose among the ownership options below if you affirmatively choose to convert the GMIB to the GWBL. If your benefit is converted automatically, your contract will be structured as a Single life contract. Your ability to add a Joint life is limited by the age and timing requirements described below under "Guaranteed annual withdrawal amount".

SINGLE OWNER. If the contract has a single owner, and the owner converts the GMIB to the GWBL with the single life ("Single life") option, there will be no change to the ownership of the contract. However, if the owner converts the GMIB to the GWBL with the joint life ("Joint life") option, the owner must add his or her spouse as the successor owner. We will use the age of the younger spouse in determining the Joint life Applicable percentage. If the contract is an NQ contract, the owner may grant the successor owner ownership rights in the contract at the time of conversion.

JOINT OWNERS. If the contract has joint owners and the GMIB converts to the GWBL with the Single life option, there will be no change to the ownership of the contract, unless the joint owners request that the younger joint owner be dropped from the contract. If the contract has spousal joint owners, and they request a Joint life benefit, we will use the younger spouse's age in determining the Applicable percentage. If the contract has non-spousal joint owners, and the joint owners request a Joint life benefit, the younger owner may be dropped from the contract, and the remaining owner's spouse added as the successor owner. We will use the age of the younger spouse in determining the Joint life Applicable percentage.

NON-NATURAL OWNER. Contracts with non-natural owners that convert to the GWBL will have different options available to them, depending on whether they have an individual annuitant or joint annuitants. If the contract has a non-natural owner and an individual annuitant, and the owner converts to the GWBL with the Single life option, there will be no change to the ownership of the contract. If the owner converts to the GWBL with the Joint life option under a contract with an individual annuitant, the owner must add the annuitant's spouse as the joint annuitant. We will use the age of the younger spouse in determining the Joint life Applicable percentage.

If the contract has a non-natural owner and joint annuitants, and the owner converts to the GWBL with the Single life option, there will be no change to the ownership of the contract, unless the owner requests that the younger annuitant be dropped from the contract. If the owner converts to the GWBL on a Joint life basis, there will be no change to the ownership of your contract. We will use the age of the younger spouse in determining the Applicable percentage on a Joint life basis.

GWBL BENEFIT BASE

Upon conversion, your GWBL benefit base is equal to either your account value or the Roll-up benefit base, as described below under "Guaranteed annual withdrawal amount". It will increase or decrease, as follows:

..   Your GWBL benefit base may be increased on each contract date anniversary, as described below under "Annual Ratchet".

..   Your GWBL benefit base is not reduced by withdrawals except any amounts withdrawn in excess of your Guaranteed annual withdrawal amount will always reduce your GWBL benefit base on a pro rata basis. This means that once a withdrawal is taken that causes the sum of the withdrawals from your contract to exceed the Guaranteed annual withdrawal amount, that portion of the withdrawal that exceeds the Guaranteed annual withdrawal amount and any subsequent withdrawals in that contract year will reduce the GWBL benefit base on a pro rata basis. See "Effect of Excess withdrawals" below in this section.

GUARANTEED ANNUAL WITHDRAWAL AMOUNT

The Guaranteed annual withdrawal amount may be withdrawn at any time during the contract year that begins on the Conversion effective date, or any subsequent contract year. You may elect one of our automated payment plans or you may take partial withdrawals. The initial Guaranteed annual withdrawal amount is calculated as of the Conversion effective date. All withdrawals reduce your account value and Guaranteed minimum death benefit. Any withdrawals taken during the 30 days after the Conversion effective date will be counted toward the Guaranteed annual withdrawal amount.

We will recalculate the Guaranteed annual withdrawal amount on each contract date anniversary and as of the date of any Excess withdrawal, as described below under "Effect of Excess withdrawals". The withdrawal amount is guaranteed never to decrease as long as there are no Excess withdrawals.

Your Guaranteed annual withdrawals are not cumulative. If you withdraw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year.

The withdrawal charge, if applicable, is waived for withdrawals up to the Guaranteed annual withdrawal amount, but all withdrawals are counted toward your free withdrawal amount. See "Withdrawal charge" in "Charges and expenses" later in this Prospectus.

Your Guaranteed annual withdrawal amount is calculated based on whether the benefit is based on a Single Life or Joint Life as described below:

SINGLE LIFE. If your GMIB is converted to a GWBL on a Single life basis, the Guaranteed annual withdrawal amount will be equal to (1) either: (i) your account value on the Conversion effective date or (ii) your Roll-up benefit base on the Conversion effective date, multiplied by (2) the Applicable percentage.

Your initial GWBL benefit base and Applicable percentage will be determined by whichever combination of benefit base and percentage set forth in the table below results in a higher Guaranteed annual withdrawal amount.

                        CONTRACT FEATURES AND BENEFITS

The Applicable percentage applied to your account value is 6.0% (Column A). The Applicable percentage applied to your benefit base will be determined by the Roll-up rate in effect at the time of the calculation. If the first withdrawal was taken on the contract date anniversary after the owner was age 64 or if a withdrawal has never been taken, the Applicable percentage is 5.0% (Column B). If the first withdrawal was taken on or prior to the contract date anniversary when the owner was age 64 the Applicable percentage is 4% (Column C).

----------------------------------------------------------------------------------
                              APPLICABLE PERCENTAGE
----------------------------------------------------------------------------------
                                             B                         C
              A                    ROLL-UP BENEFIT BASE       ROLL-UP BENEFIT BASE
        ACCOUNT VALUE                (5% ROLL-UP RATE)         (4% ROLL-UP RATE)
----------------------------------------------------------------------------------
            6.0%                           5.0%                       4.0%
----------------------------------------------------------------------------------

For example, assuming you have never taken a withdrawal, if on the Conversion effective date your Roll-up benefit base is $115,000, and your account value is $100,000, the Guaranteed annual withdrawal amount would be $6,000. This is because $115,000 (the Roll-up benefit base) multiplied by 5.0% (the percentage in Column B) equals only $5,750, while $100,000 (the account value) multiplied by 6.0% (the percentage in Column A) equals $6,000. Under this example, your initial GWBL benefit base would be $100,000, and your Applicable percentage would be 6.0%.

On the other hand, assuming you have never taken a withdrawal, if on the Conversion effective date your Roll-up benefit base is $200,000, and your account value is $100,000, the initial Guaranteed annual withdrawal amount would be $10,000. This is because $100,000 (the account value) multiplied by 6.0% (the percentage in Column A) equals only $6,000, while $200,000 (the Roll-up benefit base) multiplied by 5.0% (the percentage in Column B) equals $10,000. Under this example, your initial GWBL benefit base would be $200,000, and your Applicable percentage would be 5.0%.

The initial GWBL benefit base can be increased by an Annual Ratchet on each subsequent contract date anniversary to equal the account value on that date if it is greater than the GWBL benefit base on that date. If the GWBL benefit base increases as the result of an Annual Ratchet, we reserve the right to increase the charge at the time of the Annual Ratchet. See "Guaranteed withdrawal benefit for life charge" in "Charges and expenses" later in this Prospectus.

If the initial GWBL benefit base and Applicable percentage are calculated using your Roll-up benefit base on the Conversion effective date (Column B or Column C above), and the GWBL benefit base is increased by an Annual Ratchet, then the Applicable percentage will increase from either 4.0% or 5.0% to 6.0%.

However, if the initial GWBL benefit base and Applicable percentage are calculated using your account value on the Conversion effective date (Column A above), then an Annual Ratchet will not affect the Applicable percentage.

If the GWBL benefit base and/or the Applicable percentage increases as the result of an Annual Ratchet, the Guaranteed annual withdrawal amount will also increase.

If you take a withdrawal during the 30 days following the Conversion effective date, and your GMIB is converted to the GWBL on a Single life basis, we will calculate whether that withdrawal exceeds the Guaranteed annual withdrawal amount based on your GWBL benefit base and Applicable percentage. If the withdrawal exceeds the Guaranteed annual withdrawal amount on a Single life basis, the conversion will still occur, but we will inform you that there is an Excess withdrawal.

JOINT LIFE/SUCCESSOR OWNER. If you hold an IRA or NQ contract, you may convert your GMIB to a Joint life GWBL. You must affirmatively request that the benefit be converted and your spouse must be at least age 70 on the Conversion effective date. If the younger spouse is younger than 70 as of the Conversion effective date, the election of Joint life will not be available, even if the contract was issued to spousal joint owners. The successor owner must be the owner's spouse. For NQ contracts, the successor owner can be designated as a joint owner. See "Additional owner and annuitant requirements" earlier in this section for more information regarding the requirements for naming a successor owner. The automatic conversion of the GMIB to the GWBL will create a Single life contract with the GWBL, even if you and your spouse are joint owners of your NQ contract. You will be able to change your contract to a Joint life contract at a later date, before the first withdrawal is taken after the Conversion effective date. If you do add a Joint life contract, your spouse must submit any requested information.

For Joint life contracts, the percentages used in determining the Applicable percentage and the Guaranteed annual withdrawal amount will depend on your age or the age of your spouse, whoever is younger, as set forth in the following table.

The Applicable percentages applied to your account value are listed in Column
A. The Applicable percentage applied to your benefit base will be determined by the Roll-up rate in effect at the time of the calculation. If the first withdrawal was taken on the contract date anniversary after the owner was age 64 or if a withdrawal has never been taken, the Applicable percentages are listed in Column B. If the first withdrawal was taken on or prior to the contract date anniversary when the owner was age 64 the Applicable percentage are listed in Column C.

------------------------------------------------------------------------------------------------------------------------------
                                                                 APPLICABLE PERCENTAGES
                               -----------------------------------------------------------------------------------------------
                                                                             B                               C
                                                                      ROLL-UP BENEFIT                 ROLL-UP BENEFIT
                                             A                             BASE                            BASE
    YOUNGER SPOUSE'S AGE               ACCOUNT VALUE                 (5% ROLL-UP RATE)               (4% ROLL-UP RATE)
------------------------------------------------------------------------------------------------------------------------------
             85+                           5.5%                            4.0%                            3.0%
------------------------------------------------------------------------------------------------------------------------------
            80-84                          5.0%                            3.5%                            2.5%
------------------------------------------------------------------------------------------------------------------------------
            75-79                          4.5%                            3.0%                            2.0%
------------------------------------------------------------------------------------------------------------------------------
            70-74                          4.0%                            2.5%                            1.5%
------------------------------------------------------------------------------------------------------------------------------

For example, assuming you have never taken a withdrawal, if on the Conversion effective date your account value is $100,000, your Roll-up benefit base is $150,000, and the younger spouse is age 72, the Guaranteed annual withdrawal amount would be $4,000. This is because $100,000 (the account value) multiplied by 4.0% (the percentage in Column A for the younger spouse's age band) equals $4,000, while $150,000 (the Roll-up benefit base) multiplied by 2.5% (the percentage in Column B for the younger spouse's age band) equals $3,750. Under this example, your initial GWBL benefit base would be $100,000, and your Applicable percentage would be 4.0%.

The initial GWBL benefit base can be increased by an Annual Ratchet on each subsequent contract date anniversary to equal the account

                        CONTRACT FEATURES AND BENEFITS
value on that date if it is greater than the GWBL benefit base on that date. If the GWBL benefit base increases as the result of an Annual Ratchet, we reserve the right to increase the charge at the time of the Annual Ratchet. See "Guaranteed withdrawal benefit for life charge" in "Charges and expenses" later in this Prospectus.

If the initial GWBL benefit base and Applicable percentage are calculated using your Roll-up benefit base on the Conversion effective date (Column B above), and the GWBL benefit base is increased by an Annual Ratchet, then the Applicable percentage will increase to the percentage listed in Column A. In addition, if the younger spouse has entered a new age band at the time of a ratchet, the Applicable percentage will increase to the percentage listed in Column A for that age band. Similarly, if the initial GWBL benefit base and Applicable percentage are calculated using your account value on the Conversion effective date (Column A above), and the GWBL benefit base is increased by an Annual Ratchet in a year that the younger spouse has entered a new age band, the Applicable percentage will increase to the percentage listed in Column A for that age band.

Using the example above, if the account value is $160,000 on the contract date anniversary that the younger spouse is age 77, then the GWBL benefit base would ratchet to $160,000, the applicable percentage would increase to 4.5%, and your Guaranteed annual withdrawal amount would increase to $7,200.

You may elect Joint life at any time before you begin taking withdrawals. If the GMIB has already converted to the GWBL on a Single life basis, the calculation of the initial Applicable percentage and Guaranteed annual withdrawal amount will be based on the younger spouse's age as of the Conversion effective date, not at the time you elect Joint life, even if the younger spouse is in a different age band at that time.

You can elect Joint life until the later of 30 days following conversion or your first withdrawal from the GWBL. We will recalculate your Guaranteed annual withdrawal amount based on the younger spouse's age as of the Conversion effective date. If the withdrawal does not exceed the recalculated Guaranteed annual withdrawal amount, we will set up the GWBL on a Joint life basis. If the withdrawal exceeds the recalculated Guaranteed annual withdrawal amount, we will offer you the option of either: (i) setting up the benefit on a Joint life basis and treating your withdrawal as an Excess withdrawal, or (ii) setting up the benefit on a Single life basis.

Under a Joint life contract, lifetime withdrawals are guaranteed for the life of both the owner and the successor owner.

For Joint life IRA or NQ contracts, a successor owner may only be named before the first withdrawal is taken after the 30th day following the Conversion effective date, if your spouse is at least 70 on the Conversion effective date. (Withdrawals taken during the applicable period following the Conversion effective date will not bar you from selecting a Joint life contract, but may affect your ability to elect Joint life if the withdrawals are too large as described earlier in this section.)

If you and the successor owner are no longer married, you may either: (i) drop the original successor owner or (ii) replace the original successor owner with your new spouse. This can only be done before the first withdrawal is taken after the 30th day following the Conversion effective date. If the successor owner is dropped before the first withdrawal is taken after the 30th day following the Conversion effective date, the Applicable percentage will be based on the owner's life on a Single life basis. After the first withdrawal is taken after the 30th day following the Conversion effective date, the successor owner can be dropped but cannot be replaced. If the successor owner is dropped after the first withdrawal is taken after the 30th day following the Conversion effective date, the Applicable percentage will continue to be based on the Joint life calculation described earlier in this section. The Applicable percentage will not be adjusted to a Single life percentage.

For Joint life contracts owned by a non-natural owner, a joint annuitant may be named. This can only be done before the first withdrawal is taken after the 30th day following the Conversion effective date. The annuitant and joint annuitant must be spouses. If the annuitant and joint annuitant are no longer married, you may either: (i) drop the joint annuitant or (ii) replace the original joint annuitant with the annuitant's new spouse. This can only be done before the first withdrawal is taken after the 30th day following the Conversion effective date. If the joint annuitant is dropped before the first withdrawal is taken after the 30th day following the Conversion effective date, the Applicable percentage will be based on the annuitant's life on a Single life basis. After the first withdrawal is taken after the 30th day following the Conversion effective date, the joint annuitant may be dropped but cannot be replaced. If the joint annuitant is dropped after the first withdrawal is taken after the 30th day following the Conversion effective date, the Applicable percentage will continue to be based on the Joint life calculation described earlier in this section.

Joint life QP contracts are not permitted in connection with this benefit. This benefit is not available under an Inherited IRA contract. If you are using your Series B or Series L contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your GWBL. See "Owner and annuitant requirements" earlier in this section.

EFFECT OF EXCESS WITHDRAWALS

For any withdrawal that causes cumulative withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount, that portion of the withdrawal that exceeds the Guaranteed annual withdrawal amount and each subsequent withdrawal in that contract year are considered Excess withdrawals.

An Excess withdrawal can cause a significant reduction in both your GWBL benefit base and your Guaranteed annual withdrawal amount. If you make an Excess withdrawal, we will recalculate your GWBL benefit base and the Guaranteed annual withdrawal amount, as follows:

..   Amounts withdrawn in excess of your Guaranteed annual withdrawal amount will always reduce your GWBL benefit base on a pro rata basis. This means that once a withdrawal is taken that causes the sum of the withdrawals from your contract to exceed the Guaranteed annual withdrawal amount, that portion of the withdrawal that exceeds the Guaranteed annual withdrawal amount and any subsequent withdrawals in that contract year will reduce the GWBL benefit base on a pro rata basis.

..   The Guaranteed annual withdrawal amount is recalculated on the following contract date anniversary to equal the Applicable percentage multiplied by the reset GWBL benefit base. You no

                        CONTRACT FEATURES AND BENEFITS
   longer have a Guaranteed annual withdrawal amount for the remainder of the contract year in which you have taken an Excess withdrawal.

You should not convert your GMIB to a GWBL if you plan to take withdrawals in excess of your Guaranteed annual withdrawal amount as such withdrawals may significantly reduce or eliminate the value of the GWBL benefit. If your account value is less than your GWBL benefit base (due, for example, to negative market performance), an Excess withdrawal, even one that is only slightly more than your Guaranteed annual withdrawal amount, can significantly reduce your GWBL benefit base and the Guaranteed annual withdrawal amount.

For example, assume your GWBL benefit base (based on the Roll-up benefit base) is $100,000 and your account value is $80,000 when you decide to begin taking withdrawals at age 86, on a Single life basis. Assume the Roll-up rate in effect prior to conversion was 5%, Your Guaranteed annual withdrawal amount is equal to $5,000 (5.0% of $100,000). You take an initial withdrawal of $8,000. Your Excess withdrawal amount is $3,000 ($8,000 minus $5,000) and it is 3.75% of your account value.

As your benefit base is $100,000 before the withdrawal, it would be reduced by 3.75% or $3,750 (3.75% of $100,000) as your excess portion of withdrawal. Your new benefit base would be $96,250 ($100,000 minus $3,750). In addition, your Guaranteed annual withdrawal amount is reduced to $4,813 (5.0% of $96,250), instead of the original $5,000. See "How withdrawals affect your guaranteed benefits" later in this section.

Withdrawal charges, if applicable, are applied to the amount of the withdrawal that exceeds the greater of (i) the Guaranteed annual withdrawal amount or
(ii) the 10% free withdrawal amount. A with- drawal charge would not be applied in the example above since the $8,000 withdrawal (equal to 10% of the contract's account value as of the beginning of the contract year) falls within the 10% free withdrawal amount. Under the example above, additional withdrawals during the same contract year could result in a further reduction of the GWBL benefit base and the Guaranteed annual withdrawal amount, as well as an application of withdrawal charges, if applicable. See "Withdrawal charge" in "Charges and expenses" later in this Prospectus.


You should note that an Excess withdrawal that reduces your account value to zero terminates the contract, including all benefits, without value. See "Effect of your account value falling to zero" later in this section.


In general, if your contract is a traditional IRA and you participate in our Automatic RMD service, an automatic withdrawal under that program will not cause an Excess withdrawal, even if it exceeds your Guaranteed annual withdrawal amount. For more information, see "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Prospectus.

ANNUAL RATCHET

Your GWBL benefit base is recalculated on each contract date anniversary to equal the greater of: (i) the account value and (ii) the most recent GWBL benefit base. If your account value is greater, we will ratchet up your GWBL benefit base to equal your account value. For Joint life contracts, if your GWBL benefit base ratchets on any contract date anniversary after you begin taking withdrawals, your Applicable percentage may increase based on the younger spouse's attained age at the time of the ratchet. For Single life contracts, if the initial GWBL benefit base and Applicable percentage are calculated using your Roll-up benefit base on the Conversion effective date and the GWBL benefit base is increased by an Annual Ratchet, then the Applicable percentage will increase from either 4.0% or 5.0% to 6.0%. For both Single life and Joint life contracts, your Guaranteed annual withdrawal amount will also be increased, if applicable, to equal your Applicable percentage times your new GWBL benefit base.

SUBSEQUENT CONTRIBUTIONS

Subsequent contributions are not permitted after the Conversion effective date.

INVESTMENT OPTIONS

While the GWBL is in effect, investment options will be restricted to the investment options that were available to you when your GMIB was in effect. If you convert from GMIB I -- Asset Allocation, your investment option will remain restricted to Option A. If you convert from GMIB II -- Custom Selection, you will continue to have access to both Option A and Option B investment options. You will be able to reallocate your account value, at any time after the conversion, subject to the applicable allocation limitations. The ATP will remain in effect on your contract after conversion to the GWBL, but you will no longer be able to elect the ATP exit option.

DOLLAR COST AVERAGING

Any dollar cost averaging program in place on the date of conversion will be terminated.

You may elect a new Investment simplifier program after conversion, but the Special DCA programs will not be available after conversion. See "Dollar cost averaging" in "Allocating your contributions" earlier in this section.

EARNINGS ENHANCEMENT BENEFIT


If you elected the Earnings enhancement benefit, it will continue in force after conversion, although it may be adversely affected by withdrawals under the GWBL, as it is no longer eligible to increase. We will continue to deduct the charge for this benefit as long as it remains in effect. See "Guaranteed benefit charges" in "Charges and expenses" for more information.


GUARANTEED MINIMUM DEATH BENEFIT


The Guaranteed minimum death benefit that is in effect before the conversion of the GMIB to the GWBL will continue to be in effect after the conversion, but there will be no further Annual Ratchets or Roll-ups of the death benefit as of the contract date anniversary following age 85. However, we will continue to deduct the charge for these benefits as long they remain in effect. See "Guaranteed benefit charges" in "Charges and expenses" for more information. See "How withdrawals affect your guaranteed benefits" later in this section and "Spousal continuation" in "Payment of death benefit" later in this Prospectus.


If you convert your GMIB to a GWBL on a Joint life basis, the Guaranteed minimum death benefit that would otherwise have been payable at the death of the owner (or the older joint owner or the annuitant or older joint annuitant if the contract is owned by a non-natural owner) will be payable at the death of the second to die of the owner and successor owner (or both joint annuitants if the contract is owned by a non-natural owner). Under certain circumstances, Roll-ups and Annual Ratchets may resume after the death of the older spouse, depending on the age of the younger spouse. See "Spousal continuation" in "Payment of death benefit" later in this Prospectus.

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                        CONTRACT FEATURES AND BENEFITS

ANNUITY MATURITY DATE. If your contract is annuitized at maturity, we will offer an annuity payout option that guarantees you will receive payments for life that as of your maturity date are at least equal to the Guaranteed annual withdrawal amount that you would have received under the GWBL. Any remaining Guaranteed minimum death benefit value will be terminated. See "Annuity maturity date" in "Accessing your money" later in this Prospectus.

EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO

If your account value falls to zero due to an Excess withdrawal, we will terminate your contract and you will receive no further payments or benefits. If an Excess withdrawal results in a withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWBL benefit base is greater than zero.

However, if your account value falls to zero, either due to a withdrawal or surrender that is not an Excess withdrawal or due to a deduction of charges, please note the following:

..   Your Accumulator(R) Series contract terminates and you will receive a supplementary life annuity contract setting forth your continuing benefits. The owner of the Accumulator(R) Series contract will be the owner and annuitant. The successor owner, if applicable, will be the joint annuitant. If the owner is non-natural, the annuitant and joint annuitant, if applicable, will be the same as under your Accumulator(R) Series contract.

..   If you were taking withdrawals through the "Maximum payment plan," we will continue the scheduled withdrawal payments on the same basis.

..   If you were taking withdrawals through the "Customized payment plan" or in unscheduled partial withdrawals, we will pay the balance of the Guaranteed annual withdrawal amount for that contract year in a lump sum. Payment of the Guaranteed annual withdrawal amount will begin on the next contract date anniversary.

..   Payments will continue at the same frequency for Single or Joint life contracts, as applicable, or annually if automatic payments were not being made.

..   Any Guaranteed minimum death benefit remaining under the original contract will be carried over to the supplementary life annuity contract. The death benefit will no longer grow and will be reduced on a dollar-for-dollar basis as payments are made. If there is any remaining death benefit upon the death of the owner and successor owner, if applicable, we will pay it to the beneficiary.

..   The charge for the GWBL and any Guaranteed minimum death benefit will no longer apply.

..   If at the time of your death the Guaranteed annual withdrawal amount was being paid to you as a supplementary life annuity contract, your beneficiary may not elect the Beneficiary continuation option.

OTHER IMPORTANT CONSIDERATIONS

..   This benefit is not appropriate if you do not intend to take withdrawals prior to annuitization.

..   Amounts withdrawn in excess of your Guaranteed annual withdrawal amount may be subject to a withdrawal charge, as described in "Charges and expenses" later in this Prospectus. In addition, all withdrawals count toward your free withdrawal amount for that contract year. Excess withdrawals can significantly reduce or completely eliminate the value of the GWBL. See "Effect of Excess withdrawals" above in this section.

..   Withdrawals are not considered annuity payments for tax purposes. See "Tax information" later in this Prospectus.

..   All withdrawals reduce your account value and Guaranteed minimum death benefit. See "How withdrawals affect your guaranteed benefits" below and "How withdrawals are taken from your account value" in "Accessing your money" later in this Prospectus.

..   If you withdraw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year.

..   The GWBL benefit terminates if the contract is continued under the beneficiary continuation option or under the Spousal continuation feature if the spouse is not the successor owner.

..   If you surrender your contract to receive its cash value and your cash value is greater than your Guaranteed annual withdrawal amount, all benefits under the contract will terminate, including the GWBL benefit. See "Surrendering your contract to receive its cash value" in "Accessing your money" later in this Prospectus.

..   If you transfer ownership of the contract, you terminate the GWBL benefit.
    See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus for more information.

..   Withdrawals are available under other annuity contracts we offer and the contract without purchasing a withdrawal benefit.

..   If you elect GWBL on a Joint life basis and subsequently get divorced, your divorce will not automatically terminate the contract. For both Joint life and Single life contracts, it is possible that the terms of your divorce decree could significantly reduce or completely eliminate the value of this benefit. Any withdrawal made for the purpose of creating another contract for your ex-spouse will reduce the benefit base(s) as described in "How withdrawals affect your guaranteed benefits" below, even if pursuant to a divorce decree.

..   Before you name a beneficiary and if you are considering whether your joint owner/annuitant or beneficiary is treated as your spouse, please be advised that civil union partners and domestic partners are not treated as spouses for federal purposes; in the event of a conflict between state and federal law we follow federal law in the determination of spousal status. See "Payment of Death Benefit" under "Spousal continuation" later in this prospectus.

DROPPING THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AFTER CONVERSION

You may drop the GWBL from your contract after conversion from the GMIB, subject to the following restrictions:

..   You may not drop the GWBL if there are any withdrawal charges in effect under your contract, including withdrawal charges

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                        CONTRACT FEATURES AND BENEFITS
   applicable to subsequent contributions. If there are no withdrawal charges in effect under your contract on the Conversion effective date, you may drop the GWBL at any time.

..   The GWBL will be dropped from your contract on the date we receive your election form at our processing office in good order. If you drop the GWBL on a date other than a contract date anniversary, we will deduct a pro rata portion of the GWBL charge for that year, on that date.

..   After the GWBL is dropped, the withdrawal treatment for the Guaranteed minimum death benefit will continue to be on a pro rata basis.

..   Generally, only contracts with the GWBL can have successor owners. However, if your contract has the GWBL with the Joint life option, the successor owner under that contract will continue to be deemed a successor owner, even if you drop the GWBL. The successor owner will continue to have precedence over any designated beneficiary in the event of the owner's death.

..   If the GWBL is dropped and the "Greater of" GMDB is not in effect, the ATP will no longer be in effect. Any account value in the AXA Ultra Conservative Strategy investment option will be allocated to your variable investment options.

..   If the GWBL is dropped and the "Greater of" GMDB continues, the ATP will continue for as long as the "Greater of" GMDB remains in effect.

After your request has been processed, you will receive a letter confirming that the GWBL has been dropped.

DROPPING YOUR GUARANTEED BENEFITS IN THE EVENT OF A FEE CHANGE. In the event that we exercise our contractual right to change the fees for the guaranteed benefits, you may be given a one-time opportunity to drop your guaranteed benefits, subject to our rules. You may drop your guaranteed benefits only within 30 days of the fee change notification. The requirement that all withdrawal charges have expired will be waived. Please see "Fee changes for the guaranteed benefits" under "Charges and expenses" later in this Prospectus for information on dropping your GWBL upon notice of a change to the GWBL fee.

HOW WITHDRAWALS AFFECT YOUR GUARANTEED BENEFITS

Withdrawals affect your guaranteed benefit bases, as follows:

IF THE GMIB IS ELECTED AT ISSUE IN COMBINATION WITH ANY GUARANTEED MINIMUM DEATH BENEFIT:

..   In the first contract year, all withdrawals reduce your Roll-up benefit base and Highest Anniversary Value benefit base on a pro rata basis.

..   Beginning in the second contract year, withdrawals up to your Annual withdrawal amount will not reduce your Roll-up benefit base. Instead, such withdrawals reduce your Annual Roll-up amount on a dollar-for-dollar basis.

..   Beginning in the second contract year, withdrawals up to your Annual withdrawal amount will reduce your Highest Anniversary Value benefit base on a dollar-for-dollar basis.

..   An Excess withdrawal will always reduce your Roll-up benefit base and your
    Highest Anniversary Value benefit base on a pro rata basis. This means that once a withdrawal is taken that causes the sum of the withdrawals from your contract to exceed the Annual withdrawal amount, that portion of the withdrawal that exceeds the Annual withdrawal amount and any subsequent withdrawals in that contract year will reduce your guaranteed benefit bases on a pro rata basis.

..   All withdrawals from your contract always reduce your Return of Principal death benefit base on a pro rata basis.


..   Low account value. Due to withdrawals and/or poor market performance, your account value could become insufficient to pay any applicable charges when due. This will cause your contract to terminate and could cause you to lose your Guaranteed minimum income benefit and any other guaranteed benefits. Please see "Effect of your account value falling to zero" in "Determining your contract's value" for more information.


IF THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT IS ELECTED AT ISSUE WITHOUT THE
GMIB:

..   All withdrawals from your contract always reduce your Highest Anniversary
    Value benefit base on a pro rata basis.

IF YOU HAVE THE RETURN OF PRINCIPAL DEATH BENEFIT (WITH OR WITHOUT THE GMIB):

..   All withdrawals from your contract reduce your Return of Principal death benefit base on a pro rata basis.

IF THE GMIB IS DROPPED AFTER ISSUE BEFORE YOU ARE ELIGIBLE TO CONVERT TO THE
GWBL:

..   If you had the Return of Principal death benefit prior to dropping the
    GMIB, the Return of Principal death benefit will continue to be in effect and withdrawals will continue to reduce your Return of Principal death benefit base on a pro rata basis.

..   If you had the Highest Anniversary Value death benefit prior to dropping the GMIB, the Highest Anniversary Value death benefit will continue to be in effect and withdrawals will reduce the Highest Anniversary Value benefit base on a pro rata basis as of the date you drop the GMIB.

..   If you had the "Greater of" GMDB prior to dropping the GMIB, the "Greater of" GMDB will automatically be dropped and convert to the Return of Principal death benefit. The value of the Return of Principal death benefit base would be adjusted to reflect what the Return of Principal death benefit base would have been had your contract been issued with the Return of Principal death benefit. All withdrawals will reduce the Return of Principal death benefit base on a pro rata basis.

IF THE GMIB IS DROPPED WITHOUT CONVERTING TO GWBL WITHIN 30 DAYS AFTER THE CONTRACT DATE ANNIVERSARY FOLLOWING AGE 85:

..   All withdrawals from your contract always reduce your Return of Principal death benefit base on a pro rata basis.

..   If the Highest Anniversary Value death benefit is still effective, withdrawals are taken on a dollar-for-dollar basis up to 5% of the beginning of year Highest Anniversary Value benefit base. The portion of any withdrawal over this amount and all

                        CONTRACT FEATURES AND BENEFITS
   subsequent withdrawals in that contract year will reduce the benefit base on a pro rata basis.

..   If the "Greater of" GMDB is still effective, the Roll-up benefit base and the Highest Anniversary Value benefit base are each reduced by withdrawals on a dollar-for-dollar basis up to 5% of the beginning of contract year Roll-up benefit base. The portion of any withdrawal over this amount and all subsequent withdrawals in that contract year will reduce the respective benefit bases on a pro rata basis.

IF YOUR GMIB CONVERTS TO GWBL:

..   Withdrawals up to your Guaranteed annual withdrawal amount will not reduce your GWBL benefit base.

..   An Excess withdrawal will always reduce your GWBL benefit base on a pro rata basis. This means that once a withdrawal is taken that causes the sum of the withdrawals from your contract to exceed the Guaranteed annual withdrawal amount, that portion of the withdrawal that exceeds the Guaranteed annual withdrawal amount and any subsequent withdrawals in that contract year will reduce your GWBL benefit base on a pro rata basis.

IF YOUR GMIB CONVERTS TO GWBL, AND YOU HAVE A "GREATER OF" GMDB, THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT OR THE RETURN OF PRINCIPAL DEATH BENEFIT:

..   All withdrawals from your contract reduce your Roll-up benefit base,
    Highest Anniversary Value benefit base and Return of Principal death benefit base on a pro rata basis.

See "Dropping the Guaranteed minimum income benefit after issue" described earlier in this section.

Please consider that the GWBL is not beneficial to you unless you intend to take withdrawals.

For information on how RMD payments affect your guaranteed benefits, see "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Prospectus.

HOW A PRO RATA REDUCTION IS CALCULATED

Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current benefit base by the same percentage. If you take a withdrawal that reduces your guaranteed benefit base on a pro rata basis and your account value is less than your guaranteed benefit base, the amount of the guaranteed benefit base reduction will exceed the amount of the withdrawal.

For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x .40) and your new benefit after the withdrawal would be $24,000 ($40,000 - $16,000). If your account value is greater than your guaranteed benefit base, the amount of the guaranteed benefit base reduction will be less than the amount of the withdrawal.

For purposes of calculating the adjustment to your guaranteed benefit bases, the amount of the withdrawal will include the amount of any applicable withdrawal charge. Using the example above, the $12,000 withdrawal would include the withdrawal amount paid to you and the amount of any applicable withdrawal charge deducted from your account value. For more information on the calculation of the charge, see "Withdrawal charge" later in the Prospectus.

Prior to conversion, when an RMD withdrawal using our RMD program occurs, the entire withdrawal amount will reduce the Roll-up benefit base and the Highest Anniversary Value benefit base on a dollar-for-dollar basis. Reduction on a dollar-for-dollar basis means that your Roll-up benefit base and your Highest Anniversary Value benefit base will be reduced by the dollar amount of the withdrawal. After conversion, the RMD amount, if greater than the Guaranteed annual withdrawal amount, will not reduce the GWBL benefit base.

For QP contracts, after the first contract year, additional contributions made during the contract year do not affect the amount of the withdrawals that can be taken on a dollar-for-dollar basis in that contract year.

GUARANTEED BENEFIT OFFERS

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. Previously, we made offers to groups of contract owners that provided for an increase in account value in return for terminating their guaranteed death or income benefits. In the future, we may make additional offers to these and other groups of contract owners.


When we make an offer, we may vary the offer amount, up or down, among the same group of contract owners based on certain criteria such as account value, the difference between account value and any applicable benefit base, investment allocations and the amount and type of withdrawals taken. For example, for guaranteed benefits that have benefit bases that can be reduced on either a pro rata or dollar-for-dollar basis, depending on the amount of withdrawals taken, we may consider whether you have taken any withdrawal that has caused a pro rata reduction in your benefit base, as opposed to a dollar-for-dollar reduction. Also, we may increase or decrease offer amounts from offer to offer. In other words, we may make an offer to a group of contract owners based on an offer amount, and, in the future, make another offer based on a higher or lower offer amount to the remaining contract owners in the same group.


If you accept an offer that requires you to terminate a guaranteed benefit, we will no longer charge you for it, and you will not be eligible for any future offers related to that type of guaranteed benefit, even if such future offer would have included a greater offer amount or different payment or incentive.

INHERITED IRA BENEFICIARY CONTINUATION CONTRACT
(FOR SERIES B AND SERIES L CONTRACTS ONLY)

THE INHERITED IRA BENEFICIARY CONTINUATION CONTRACT IS INTENDED TO PROVIDE OPTIONS TO BENEFICIARIES IN COMPLYING WITH FEDERAL INCOME TAX RULES. THERE ARE A NUMBER OF LIMITATIONS ON WHO CAN PURCHASE THE CONTRACT, HOW THE CONTRACT IS PURCHASED, AND THE FEATURES THAT ARE AVAILABLE UNDER THE CONTRACT. A PROSPECTIVE PURCHASER SHOULD SEEK TAX ADVICE BEFORE MAKING A DECISION TO PURCHASE THE CONTRACT.

We offer the Inherited IRA beneficiary continuation contract to eligible beneficiaries under individual retirement arrangements (traditional or Roth) where the original individual retirement account or annuity

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                        CONTRACT FEATURES AND BENEFITS
was not issued by AXA Equitable. The beneficiary may want to change the investments of the "original IRA" inherited from the now-deceased IRA owner, but must take post-death required minimum distribution ("RMD") payments from an IRA that was inherited. The Inherited IRA beneficiary continuation contract has provisions intended to meet post-death RMD rules, which are similar to those of the Beneficiary continuation option ("BCO") restricted to eligible beneficiaries of contracts issued by AXA Equitable. See "Beneficiary continuation option for traditional IRA and Roth IRA contracts only" under "Beneficiary continuation option" in "Payment of death benefit" later in this Prospectus. Further, since the Inherited IRA beneficiary continuation contract is intended to replace the investment originally selected by the now-deceased IRA owner, a prospective purchaser should carefully consider the features and investments available under the Inherited IRA beneficiary continuation contract, and the limitations and costs under the contract in comparison with the existing arrangement before making any purchase decision. Finally, the contract may not be available in all states. Please speak with your financial professional for further information.

WHO CAN PURCHASE AN INHERITED IRA BENEFICIARY CONTINUATION CONTRACT

The Inherited IRA beneficiary continuation contract is offered only to beneficiaries of non-AXA Equitable contracts as follows:

..   beneficiaries of IRAs who are individuals ("IRA beneficiaries"); and

..   eligible non-spousal individual beneficiaries of deceased plan participants in qualified plans, 403(b) plans and governmental employer 457(b) plans ("Non-spousal Applicable Plan beneficiaries"). The purpose is to enable such beneficiaries to elect certain post-death RMD payment choices available to them under federal income tax rules, which may not be offered under the Applicable Plan.

Certain trusts with only individual beneficiaries are treated as individuals and are eligible to purchase the Inherited IRA beneficiary continuation contract if such trust is either an IRA beneficiary or a Non-spousal Applicable Plan beneficiary.

HOW AN INHERITED IRA BENEFICIARY CONTINUATION CONTRACT IS PURCHASED

IRA BENEFICIARY. A traditional Inherited IRA beneficiary continuation contract can only be purchased by a direct transfer of the beneficiary's interest under the deceased owner's original traditional IRA. An Inherited Roth IRA beneficiary continuation contract can only be purchased by a direct transfer of the beneficiary's interest under the deceased owner's original Roth IRA. In this discussion, "you" refers to the owner of the Inherited IRA beneficiary continuation contract. The owner of the Inherited IRA beneficiary continuation contract owns the contract in his/her capacity as beneficiary of the original traditional or Roth IRA, and not in his/her own right. For this reason, the contract must also contain the name of the deceased owner.

NON-SPOUSAL APPLICABLE PLAN BENEFICIARY. In the case of a non-spousal beneficiary under a deceased plan participant's Applicable Plan, the Inherited IRA can only be purchased by a direct rollover of the death benefit under the Applicable Plan. In this discussion, "you" refers to the owner of the Inherited IRA beneficiary continuation contract. The owner of the Inherited IRA beneficiary continuation contract owns the contract in his/her capacity as beneficiary of the deceased plan participant, and not in his/her own right. For this reason, the contract must also contain the name of the deceased plan participant. In this discussion, references to "deceased owner" include "deceased plan participant"; references to "original IRA" include "the deceased plan participant's interest or benefit under the Applicable Plan", and references to "individual beneficiary of a traditional IRA" include "individual non-spousal beneficiary under an Applicable Plan."

LIMITATIONS ON CERTAIN FEATURES UNDER THE INHERITED IRA BENEFICIARY CONTINUATION CONTRACT

This contract is intended only for beneficiaries who plan to take payments at least annually over their life expectancy. These payments generally must begin no later than December 31st of the calendar year following the year the deceased owner died. Beneficiaries who do not want to take annual scheduled payments and want to wait until the 5th year after death to withdraw the entire amount of the Inherited IRA funds should not purchase this contract. Because of the contract's focus on payments, certain features noted below more suitable to long-term accumulation vehicles are not available under this contract.

WHEN THE INHERITED IRA BENEFICIARY CONTINUATION CONTRACT IS OWNED BY AN IRA
BENEFICIARY:

..   The Inherited IRA beneficiary continuation contract can be purchased even though you have already begun taking post-death RMD payments of your interest as a beneficiary from the deceased owner's original IRA. You should discuss with your own tax adviser when payments must begin or must be made.

..   The initial contribution must be a direct transfer from the deceased owner's original IRA and is subject to minimum contribution amounts. See Appendix VII later in this Prospectus for more information.

..   Subsequent contributions of at least $1,000 are permitted but must be direct transfers of your interest as a beneficiary from another IRA with a financial institution other than AXA Equitable, where the deceased owner is the same as under the original IRA contract. Subsequent contributions (for Series B and Series L contracts only) are limited to the first contract year only.

..   The Inherited IRA contract is designed to pay you at least annually (but you can elect to receive payments monthly or quarterly). Payments are generally made over your life expectancy determined in the calendar year after the deceased owner's death and determined on a term certain basis. If you maintain another IRA of the same type (traditional or Roth) of the same deceased owner and you are also taking distributions over your life from that inherited IRA, you may qualify to take an amount from that other inherited IRA which would otherwise satisfy the amount required to be distributed from the AXA Equitable Inherited IRA contract. If you choose not to take a payment from your Inherited IRA contract in any year, you must notify us in writing before we make the payment from the Inherited IRA contract, and we will not make any future payment unless you request in writing a reasonable time before we make such payment. If you choose to take a required payment from another inherited IRA, you are responsible for calculating the appropriate amount and

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                        CONTRACT FEATURES AND BENEFITS
   reporting it on your income tax return. Please feel free to speak with your financial professional, or call our processing office, if you have any questions.

WHEN THE INHERITED IRA BENEFICIARY CONTINUATION CONTRACT IS OWNED BY A NON-SPOUSAL APPLICABLE PLAN BENEFICIARY:

..   The initial contribution must be a direct rollover from the deceased plan participant's Applicable Plan and is subject to minimum contribution amounts. See Appendix VII later in this Prospectus for more information.

..   There are no subsequent contributions.

..   You must receive payments at least annually (but can elect to receive payments monthly or quarterly). Payments are generally made over your life expectancy determined in the calendar year after the deceased owner's death and determined on a term certain basis.

..   You must receive payments from the Inherited IRA contract even if you are receiving payments from another IRA derived from the deceased plan participant.

FEATURES OF THE INHERITED IRA BENEFICIARY CONTINUATION CONTRACT WHICH APPLY TO EITHER TYPE OF OWNER:

..   The beneficiary of the original IRA (or the Non-spousal Applicable Plan beneficiary) will be the annuitant under the Inherited IRA beneficiary continuation contract. In the case where the beneficiary is a "see-through trust," the oldest beneficiary of the trust will be the annuitant.

..   An inherited IRA beneficiary continuation contract is not available for owners over age 70.

..   You may make transfers among the investment options.

..   You may choose at any time to withdraw all or a portion of the account value. Any partial withdrawal must be at least $300. Withdrawal charges will apply as described in "Charges and expenses" later in this Prospectus.

..   If you have the Return of Principal death benefit or the Highest
    Anniversary Value death benefit, amounts withdrawn from the contract to meet RMDs will reduce the benefit base and may limit the utility of the benefit(s).

..   The GMIB I -- Asset Allocation, GMIB II -- Custom Selection and the
    "Greater of" death benefits, Spousal continuation and systematic withdrawals are not available under the Inherited IRA beneficiary continuation contract.

..   If you die, we will pay to a beneficiary that you choose the greater of the account value or the applicable death benefit.

..   Upon your death, your beneficiary has the option to continue taking required minimum distributions based on your remaining life expectancy or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment. If your beneficiary elects to continue to take distributions, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value as of the date we receive satisfactory proof of death and any required instructions, information and forms. Thereafter, withdrawal charges will no longer apply. Your Guaranteed minimum death benefit will also no longer be in effect and any applicable charges for such benefit will stop.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you must mail the contract, with a signed letter of instruction electing this right, to our processing office within 10 days after you receive it. If state law requires, this "free look" period may be longer. Other state variations may apply. Please contact your financial professional and/or see Appendix IX to find out what applies in your state.

Generally, your refund will equal your account value under the contract on the day we receive notification to cancel the contract and will reflect (i) any investment gain or loss in the variable investment options, including the AXA Ultra Conservative Strategy investment option (less the daily charges we deduct), (ii) any guaranteed interest in the guaranteed interest option and
(iii) any interest in the account for special dollar cost averaging (if applicable), through the date we receive your contract. Some states, however, require that we refund the full amount of your contribution (not reflecting
(i), (ii), or (iii) above). In addition, in some states, the amount of your refund (either your account value or the full amount of your contributions), and the length of your "free look" period, depend on whether you purchased the contract as a replacement. Please refer to your contract or supplemental materials or contact us for more information. For any IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution.

For Series CP(R) contract owners, please note that you will forfeit the credit by exercising this right of cancellation.

We may require that you wait six months before you may apply for a contract with us again if:

..   you cancel your contract during the free look period; or

..   you change your mind before you receive your contract whether we have received your contribution or not.

Please see "Tax information" later in this Prospectus for possible consequences of cancelling your contract.

If you fully convert an existing traditional IRA contract to a Roth IRA contract, you may cancel your Roth IRA contract and return to a traditional IRA contract. Our processing office, or your financial professional, can provide you with the cancellation instructions.

In addition to the cancellation right described above, you have the right to surrender your contract, rather than cancel it. Please see "Surrendering your contract to receive its cash value," later in this Prospectus. Surrendering your contract may yield results different than canceling your contract, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the contract. Please see "Tax information" later in this Prospectus.

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2. Determining your contract's value

--------------------------------------------------------------------------------

YOUR ACCOUNT VALUE AND CASH VALUE

Your "account value" is the total of the values you have in: (i) the variable investment options (including the AXA Ultra Conservative Strategy investment option); (ii) the guaranteed interest option; and (iii) a Special DCA program.

Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value, less: (i) the total amount or a pro rata portion of the annual administrative charge and any optional benefit charges; and (ii) any applicable withdrawal charges. Please see "Surrendering your contract to receive its cash value" in "Accessing your money" later in this Prospectus.

YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option (including the AXA Ultra Conservative Strategy investment option) invests in shares of a corresponding Portfolio. Your value in each variable investment option (including the AXA Ultra Conservative Strategy investment option) is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding Portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

The unit value for each variable investment option (including the AXA Ultra Conservative Strategy investment option) depends on the investment performance of that option, less daily charges for:

(i)operations expenses;

(ii)administrative expenses; and

(iii)distribution charges.

On any day, your value in any variable investment option (including the AXA Ultra Conservative Strategy investment option) equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option (including the AXA Ultra Conservative Strategy investment option) does not change unless they are:

(i)increased to reflect additional contributions (plus the credit for Series CP(R) contracts);

(ii)decreased to reflect a withdrawal (plus withdrawal charges if applicable);
    or

(iii)increased to reflect a transfer into, or decreased to reflect a transfer out of, a variable investment option.

In addition, when we deduct any Guaranteed minimum death benefit, GMIB, GWBL and/or Earnings enhancement benefit charges, the number of units credited to your contract will be reduced. Your units are also reduced when we deduct the annual administrative charge. A description of how unit values are calculated is found in the SAI.

YOUR CONTRACT'S VALUE IN THE GUARANTEED INTEREST OPTION

Your value in the guaranteed interest option at any time will equal: your contributions and transfers to that option, plus interest, minus withdrawals out of the option, and charges we deduct.

YOUR CONTRACT'S VALUE IN THE ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

(FOR SERIES B AND SERIES L CONTRACTS ONLY)

Your value in the account for special dollar cost averaging at any time will equal your contribution allocated to that option, plus interest, less the sum of all amounts that have been transferred to the variable investment options you have selected.


EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO

Your account value will fall to zero and your contract will terminate without value if your account value is insufficient to pay any applicable charges when due. Your account value could become insufficient due to withdrawals and/or poor market performance. Upon such termination, you will lose your Guaranteed minimum income benefit, Guaranteed minimum death benefit and any other guaranteed benefits, except as discussed below. If your account value is low, we strongly urge you to contact your financial professional or us to determine the appropriate course of action prior to your next contract date anniversary. Your options may include making additional contributions, stopping withdrawals or exercising your guaranteed benefits.

--------------------------------------------------------------------------------
WE DEDUCT GUARANTEED BENEFIT AND ANNUAL ADMINISTRATIVE CHARGES FROM YOUR
ACCOUNT VALUE ON YOUR CONTRACT DATE ANNIVERSARY. IF YOU ELECTED THE GUARANTEED MINIMUM INCOME BENEFIT, YOU CAN ONLY EXERCISE THE BENEFIT DURING THE 30 DAY PERIOD FOLLOWING YOUR CONTRACT DATE ANNIVERSARY. THEREFORE, IF YOUR ACCOUNT VALUE IS NOT SUFFICIENT TO PAY FEES ON YOUR NEXT CONTRACT DATE ANNIVERSARY,
YOUR CONTRACT WILL TERMINATE WITHOUT VALUE AND YOU WILL NOT HAVE AN OPPORTUNITY TO EXERCISE YOUR GUARANTEED MINIMUM INCOME BENEFIT UNLESS THE NO LAPSE
GUARANTEE PROVISION UNDER YOUR CONTRACT IS STILL IN EFFECT.

--------------------------------------------------------------------------------

See Appendix IX later in this Prospectus for any state variations with regard to terminating your contract.

GUARANTEED MINIMUM INCOME BENEFIT NO LAPSE GUARANTEE. In certain circumstances, even if your account value falls to zero, your GMIB will still have value. Please see "Contract features and benefits" earlier in this Prospectus for information on this feature.


GUARANTEED WITHDRAWAL BENEFIT FOR LIFE. If your GMIB converts to the GWBL and your account value falls to zero due to an Excess withdrawal, we will terminate your contract, including any enhanced

                       DETERMINING YOUR CONTRACT'S VALUE
death benefit, and you will receive no payment or supplementary life annuity contract, even if your GWBL benefit base is greater than zero. If, however, your account value falls to zero, either due to a withdrawal or surrender that is not an Excess withdrawal or due to a deduction of charges, the benefit will still have value. See "Contract features and benefits" earlier in this Prospectus.

TERMINATION OF YOUR CONTRACT

Your contract, including any guaranteed benefits (except as noted below) you have elected, will terminate for any of the following reasons:

..   You surrender your contract. See "Surrendering your contract to receive its cash value" in Accessing your money" for more information.

..   You annuitize your contract. See "Your annuity payout options" in
    "Accessing your money" for more information.

..   Your contract reaches its maturity date, which will never be later than the contract date anniversary following your 95th birthday, at which time the contract must be annuitized or paid out in a lump sum. See "Your Annuity maturity date" in "Accessing your money" later in this Prospectus.

..   Your account value is insufficient to pay any applicable charges when due.
    See "Effect of your account value falling to zero" earlier in this section for more information.

Under certain circumstances, your GWBL will continue even if your contract terminates. See "Guaranteed withdrawal benefit for life ("GWBL")" in "Contracts features and benefits" earlier in this Prospectus" for more information.

                       DETERMINING YOUR CONTRACT'S VALUE

3. Transferring your money among investment options

--------------------------------------------------------------------------------

TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

..   You may not transfer any amount to a Special DCA program.

..   Under Option A, a transfer into the guaranteed interest option (other than a dollar cost averaging transfer) will not be permitted if such transfer would result in more than 25% of the account value being allocated to the guaranteed interest option, based on the account value as of the previous business day.

..   Under Option B, you may make a transfer from one investment option to another investment option within the same category provided the resulting allocation to the receiving investment option does not exceed the investment option maximum in place at the time of the transfer. You can make a transfer from an investment option in one category to an investment option in another category as long as the minimum rules for the transferring category, the minimum and maximum rules for the receiving category and the maximum rule for the receiving investment option are met. You may also request a transfer that would reallocate your account value based on percentages, provided those percentages are consistent with the category and investment option limits in place at the time of the transfer. In calculating the limits for any transfer, we use the account value percentages as of the date prior to the transfer. Transfer requests do not change the allocation instructions on file for any future contribution or rebalancing, although transfer requests will be considered subject to the Custom Selection rules at the time of the request. In connection with any transfer, you should consider providing new allocation instructions, which would be used in connection with future rebalancing. A transfer must comply with transfer rules described under "Allocating your contributions" earlier in the Prospectus.

..   You may not transfer any amount to the AXA Ultra Conservative Strategy investment option.

..   Beginning in the second contract year and until the contract date anniversary following age 85, you may elect to have 100% of your account value in the AXA Ultra Conservative Strategy investment option transferred out and allocated according to your allocation instructions on file. You may only initiate this transfer once per contract year and you must make this election using our required form. This election is called the ATP exit option. See "Asset transfer program ("ATP")" in "Contract features and benefits" for more information.

..   If you transfer amounts from the guaranteed interest option, not in connection with a dollar cost averaging program, to the variable investment options, the ATP formula will be triggered. This could result in a transfer of account value either in to or out of the AXA Ultra Conservative Strategy investment option.

..   We may charge a transfer charge for any transfers in excess of 12 transfers in a contract year. For more information, see "Transfer charge" under "Charges that AXA Equitable deducts" in "Charges and expenses" later in this Prospectus.

..   We reserve the right to restrict transfers into and among variable investment options, including limitations on the number, frequency, or dollar amount of transfers. We may, at any time, change our transfer rules. We may also, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

..   Our current transfer restrictions are set forth in the "Disruptive transfer activity" section below.

..   The maximum amount that may be transferred from the guaranteed interest option to any investment option in any contract year is the greatest of:

   (a)25% of the amount you have in the guaranteed interest option on the last day of the prior contract year;

   (b)the total of all amounts transferred at your request from the guaranteed interest option to any of the investment options in the prior contract year; or

   (c)25% of amounts transferred or allocated to the guaranteed interest option during the current contract year.

Some states may have additional transfer restrictions. Please see Appendix IX later in this Prospectus.

From time to time, we may remove the restrictions regarding transferring amounts out of the guaranteed interest option. If we do so, we will tell you. We will also tell you at least 45 days in advance of the day we intend to reimpose the transfer restrictions. When we reimpose the transfer restrictions, if any dollar cost averaging transfer out of the guaranteed interest option causes a violation of the 25% outbound restriction, that dollar cost averaging program will be terminated for the current contract year. If you are eligible, a new dollar cost averaging program can be started in the next or subsequent contract years.


You may request a transfer in writing (using our specific form) or through Online Account Access. Under Option A, you may also request a transfer by telephone using TOPS. You must send in all written transfer requests on the specific form we provide directly to our processing office. We will confirm all transfers in writing. Please note that effective on or about May 1, 2015, TOPS will be discontinued.


Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.

DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to

               TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small-and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small-and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners; and (4) these procedures do not apply to the AXA Ultra Conservative Strategy Portfolio.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us contract owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

As of the date of this Prospectus, we do not offer investment options with underlying portfolios that are part of an outside trust (an "unaffiliated trust"). Should we offer such investment options in the future, each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity, which would be disclosed in the unaffiliated trust prospectus. If an unaffiliated trust advises us that there may be disruptive activity from one of our contract owners, we will work with the unaffiliated trust to review contract owner trading activity. Any such unaffiliated trust would also have the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios.

When a contract is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this Prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

REBALANCING YOUR ACCOUNT VALUE

If you elect Option A for your investment options, a recurring optional rebalancing program is not available, instead you can rebalance your account value by submitting a request to rebalance your account value as of the date we receive your request. Any subsequent rebalancing transactions would require a subsequent rebalancing request. If you elect Option B, we require an automatic quarterly rebalancing program. For more information about Options A and B and the rebalancing program under Option B, see "Allocating your contributions" earlier in this Prospectus.

               TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS

4. Accessing your money

--------------------------------------------------------------------------------

WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your account value before annuity payments begin. Withdrawals will be deducted pro rata from the applicable investment options. The table below shows the methods available under each type of contract. More information follows the table.

--------------------------------------------------------------------------------

ALL WITHDRAWALS REDUCE YOUR ACCOUNT VALUE ON A DOLLAR-FOR-DOLLAR BASIS. FOR INFORMATION ON HOW WITHDRAWALS AFFECT YOUR GUARANTEED BENEFITS AND COULD POTENTIALLY CAUSE YOUR CONTRACT TO TERMINATE, SEE "HOW WITHDRAWALS AFFECT YOUR GUARANTEED BENEFITS" IN "CONTRACT FEATURES AND BENEFITS".
--------------------------------------------------------------------------------

Please see "How withdrawals affect your guaranteed benefits" in "Contract features and benefits" and "Effect of your account value falling to zero" in "Determining your contract's value" earlier in this Prospectus for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.


METHOD OF WITHDRAWAL

--------------------------------------------------------------------------------------------------------
                                                                                     PRE-AGE   LIFETIME
                                                             AUTO-                    59 1/2   REQUIRED
                                                             MATIC                     SUB-     MINIMUM
                                                             PAYMENT         SYSTE- STANTIALLY DISTRIBU-
                       CONTRACT/(1)/                         PLANS   PARTIAL MATIC    EQUAL      TION
--------------------------------------------------------------------------------------------------------
NQ                                                             Yes     Yes    Yes      No        No
--------------------------------------------------------------------------------------------------------
Traditional IRA                                                Yes     Yes    Yes      Yes       Yes
--------------------------------------------------------------------------------------------------------
Roth IRA                                                       Yes     Yes    Yes      Yes       No
--------------------------------------------------------------------------------------------------------
Inherited IRA                                                  No      Yes    No       No        /(2)/
--------------------------------------------------------------------------------------------------------
QP/(3)/                                                        Yes     Yes    No       No        No
--------------------------------------------------------------------------------------------------------

(1)Please note that not all contract types are available under the Accumulator(R) Series of contracts.
(2)The contract pays out post-death required minimum distributions. See "Inherited IRA beneficiary continuation contract" in "Contract features and benefits" earlier in this Prospectus.
(3)All payments are made to the plan trust, as the owner of the contract. See "Appendix III: Purchase considerations for QP contracts" later in this Prospectus.

--------------------------------------------------------------------------------
ALL REQUESTS FOR WITHDRAWALS MUST BE MADE ON A SPECIFIC FORM THAT WE PROVIDE. PLEASE SEE "HOW TO REACH US" UNDER "WHO IS AXA EQUITABLE?" EARLIER IN THIS PROSPECTUS FOR MORE INFORMATION.
--------------------------------------------------------------------------------

PARTIAL WITHDRAWALS
(ALL CONTRACTS)

You may take partial withdrawals from your account value at any time. The minimum amount you may withdraw is $300.

Partial withdrawals will be subject to a withdrawal charge if they exceed the 10% free withdrawal amount. For more information, see "10% free withdrawal amount" in "Charges and expenses" later in this Prospectus.

Any request for a partial withdrawal that results in an Excess withdrawal will terminate your participation in the Maximum payment plan or Customized payment plan. Any partial withdrawal request will terminate the systematic withdrawal option.

AUTOMATIC PAYMENT PLANS

You may take automatic withdrawals under either the Maximum payment plan or the Customized payment plan, as described below. Under either plan, you may take withdrawals on a monthly, quarterly or annual basis. The first payment date cannot be more than one full payment period from the date the enrollment form is received at our processing office. If a later date is specified, we will not process your enrollment form. You may change the payment frequency of your withdrawals at any time, and the change will become effective on the next contract date anniversary. All withdrawals from an automatic payment plan count towards your free withdrawal amount.

You may elect either the Maximum payment plan or the Customized payment plan beginning after the first contract date anniversary. We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month. However, you must elect a date that is more than three calendar days prior to your contract date anniversary.

Each scheduled payment cannot be less than $50. If scheduled payments would be less than $50, the program will be terminated. This applies even if an RMD withdrawal causes the reduction of scheduled amounts below $50. Scheduled payments are taken pro rata from all variable investment options (including the AXA Ultra Conservative Strategy investment option) and the guaranteed interest option. Scheduled payments are not taken out of the Special DCA programs.

When we use the term "Annual withdrawal amount" in this discussion of the automatic payment plans, we intend this also to be a reference to (i) the "Guaranteed annual withdrawal amount" that is available upon conversion to the GWBL or (ii) 5% of the beginning of contract year Roll-up benefit base for contracts that do not convert to the GWBL and continue with the "Greater of" GMDB after the contract date anniversary following age 85 or (iii) 5% of the beginning of contract year Highest Anniversary Value benefit base for contracts that do not convert to GWBL and continue with the Highest Anniversary Value death benefit after the contract date anniversary following age 85.

If you take a partial withdrawal while an automatic payment plan is in effect:

..   After scheduled payments begin, a partial withdrawal (together with all withdrawals to date in the contract year) that exceeds the Annual withdrawal amount will terminate the program. You may set up a new program immediately, but it will not begin until the next contract year.

..   After scheduled payments begin, a partial withdrawal (together with all withdrawals to date in the contract year) that is less than or equal to the Annual withdrawal amount may cause payments to be suspended until the next contract year once the full Annual withdrawal amount for that contract year has been paid out. After a partial withdrawal is taken, you will continue to receive scheduled payments without a disruption in payments until the Annual withdrawal amount is paid out. After the full

                             ACCESSING YOUR MONEY

   Annual withdrawal amount has been paid out, the program will be suspended for the remainder of the year.

MAXIMUM PAYMENT PLAN. Our Maximum payment plan provides for the withdrawal of the Annual withdrawal amount in scheduled payments. The amount of the withdrawal will increase on contract date anniversaries if there is a reset (for contracts with GMIB) or an Annual Ratchet (for contracts with GWBL).

For monthly or quarterly payments, the Annual withdrawal amount will be divided by 12 or 4 (as applicable). The program is designed to pay the entire Annual withdrawal amount in each contract year, regardless of whether the program is started at the beginning of the contract year or on some other date during the contract year. Consequently, a program that commences on a date other than a contract date anniversary will account for any payments that would have been made since the beginning of the contract year, as if the program were in effect on the contract date anniversary. A catch-up payment will be paid for the accrued scheduled payments for all missed payments for the number of payment dates that have elapsed from the beginning of the contract year up to the date the enrollment is processed. The catch-up payment is made immediately when the Maximum payment plan enrollment is processed. Thereafter, scheduled payments will begin one payment period later.

A partial withdrawal taken in the same contract year prior to enrollment in the Maximum payment plan will have the following effect:

..   If the amount of the partial withdrawal is more than the Annual withdrawal amount, we will not process your enrollment form.

..   If the amount of the partial withdrawal is less than the Annual withdrawal amount, then the partial withdrawal will be factored into the Maximum payment plan payments for that contract year.

..   Annual frequency: If the amount of the partial withdrawal is less than the
    Annual withdrawal amount, the remaining Annual withdrawal amount is paid on the date the enrollment form is processed or a later date selected by the owner. You may not select a date later than the next contract date anniversary.

..   A partial withdrawal that is taken after you are enrolled in the program but before the first payment is made terminates the program.

CUSTOMIZED PAYMENT PLAN. Our Customized payment plan provides for the withdrawal of a fixed amount NOT GREATER than the Annual withdrawal amount in scheduled payments. The amount of the withdrawal will not be increased on contract date anniversaries with a reset (for contracts with GMIB) or an Annual Ratchet (for contracts with GWBL). You must elect to change the scheduled payment amount.

You can request any of the following as scheduled payments:

..   Fixed percentage: A fixed percentage not to exceed the Annual Roll-up rate
    (or the Applicable percentage for contracts with GWBL or 5% of the beginning of contract year benefit base for contracts that do not convert to the GWBL and continue with either the "Greater of" GMDB or Highest Anniversary Value death benefit after the contract date anniversary following age 85). The specified percentage is applied to the Roll-up benefit base (or GWBL benefit base or death benefit base, as applicable) as of the most recent contract anniversary.

..   Fixed dollar amount: A fixed dollar amount not to exceed the Annual withdrawal amount.

A partial withdrawal taken in the same contract year prior to enrollment in the Customized payment plan will have the following effect:

..   If the amount of the partial withdrawal is more than the Annual withdrawal amount, we will not process your enrollment form.

..   If the amount of the partial withdrawal is less than the Annual withdrawal amount, you will receive the requested Customized payment plan scheduled payments. If during the course of the contract year, a scheduled payment would exceed the Annual withdrawal amount, payment will be made for an amount up to the Annual withdrawal amount and payments will be suspended for the remainder of the contract year.

If you elect the ATP exit option while the Customized payment plan is in effect and the Roll-up benefit base is adjusted, the Customized payment plan will operate in the same manner as though a partial withdrawal had been taken and may cause payments to be suspended in the next contract year if a scheduled payment would exceed the Annual withdrawal amount.

SYSTEMATIC WITHDRAWALS
(ALL CONTRACTS EXCEPT INHERITED IRA AND QP)

You may take systematic withdrawals of a particular dollar amount or a particular percentage of your account value. SYSTEMATIC WITHDRAWALS MAY CAUSE EXCESS WITHDRAWALS. IF YOU WANT TO AVOID EXCESS WITHDRAWAL TREATMENT, USE THE MAXIMUM PAYMENT PLAN OR CUSTOMIZED PAYMENT PLAN.

You may take systematic withdrawals on a monthly, quarterly or annual basis as long as the withdrawals do not exceed the following percentages of your account value on the date of the withdrawal: 0.8% monthly, 2.4% quarterly and 10.0% annually. The minimum amount you may take in each systematic withdrawal is $250. If the amount withdrawn would be less than $250 on the date a withdrawal is to be taken, we will not make a payment and we will terminate your systematic withdrawal election.

If the withdrawal charges on your contract have expired, you may elect a systematic withdrawal option in excess of your percentages of your account value as of the beginning of the contract year, as described in the preceding paragraph, up to 100% of your account value. HOWEVER, IF YOU ELECT A SYSTEMATIC WITHDRAWAL OPTION IN EXCESS OF THESE LIMITS, AND MAKE A SUBSEQUENT CONTRIBUTION TO YOUR CONTRACT, THE SYSTEMATIC WITHDRAWAL OPTION WILL BE TERMINATED. You may then elect a new systematic withdrawal option within the limits described in the preceding paragraph.

If you elect our systematic withdrawal program, you may request to have your withdrawals made on any day of the month, subject to the following restrictions:

..   you must select a date that is more than three calendar days prior to your contract date anniversary; and

..   you cannot select the 29th, 30th or 31st.

If you do not select a date, we will make the withdrawals the same day of the month as the day we receive your request to elect the program, subject to the same restrictions listed above. If you have also elected an Automatic payment plan, unless you instruct us otherwise, your systematic withdrawal option withdrawals will be on the same date as your automatic payment plan. You must wait at least 28 days after your contract is issued before your systematic withdrawals can begin. You must elect a date that is more than three calendar days prior to your contract date anniversary.

                             ACCESSING YOUR MONEY

You may elect to take systematic withdrawals at any time. If you own an IRA contract, you may elect this withdrawal method only if you are between ages 59 1/2 and 70 1/2.

You may change the payment frequency, or the amount or percentage of your systematic withdrawals, once each contract year. However, you may not change the amount or percentage in any contract year in which you have already taken a partial withdrawal. You can cancel the systematic withdrawal option at any time.

If you take a partial withdrawal while you are taking systematic withdrawals, your systematic withdrawal option will be terminated. You may then elect a new systematic withdrawal option.

Systematic withdrawals are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal amount previously taken in the same contract year, the systematic withdrawal exceeds the 10% free withdrawal amount.

Systematic withdrawals are not available if the GMIB has converted to the GWBL. If you are taking systematic withdrawals at the time the GMIB converts to the GWBL, the conversion will not terminate your systematic withdrawals. Continuing your systematic withdrawals after conversion may result in an Excess withdrawal. You should consider terminating your systematic withdrawals and electing an automatic payment plan at the time of the conversion to the GWBL, and you will be advised to cancel this election in the Systematic withdrawal election form and in the GMIB exercise notice.

SUBSTANTIALLY EQUAL WITHDRAWALS
(TRADITIONAL IRA AND ROTH IRA CONTRACTS ONLY)

We offer our "substantially equal withdrawals option" to allow you to receive distributions from your account value without triggering the 10% additional federal income tax penalty, which normally applies to distributions made before age 59 1/2. Substantially equal withdrawals are also referred to as "72(t) exception withdrawals". See "Tax information" later in this Prospectus. We use one of the IRS-approved methods for doing this; this is not the exclusive method of meeting this exception. After consultation with your tax adviser, you may decide to use another method which would require you to compute amounts yourself and request partial withdrawals. In such a case, a withdrawal charge may apply. Once you begin to take substantially equal withdrawals, you should not (i) stop them; (ii) change the pattern of your withdrawals for example, by taking an additional partial withdrawal; or (iii) contribute any more to the contract until after the later of age 59 1/2 or five full years after the first withdrawal. If you alter the pattern of withdrawals, you may be liable for the 10% federal tax penalty that would have otherwise been due on prior withdrawals made under this option and for any interest on the delayed payment of the penalty.

In accordance with IRS guidance, an individual who has elected to receive substantially equal withdrawals may make a one time change, without penalty, from one of the IRS-approved methods of calculating fixed payments to another IRS-approved method (similar to the required minimum distribution rules) of calculating payments which vary each year.

You may elect to take substantially equal withdrawals at any time before age
59 1/2. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. However, you must elect a date that is more than three calendar days prior to your contract date anniversary. We will calculate the amount of your substantially equal withdrawals using the IRS-approved method we offer. The payments will be made monthly, quarterly or annually as you select. These payments will continue until (i) we receive written notice from you to cancel this option; (ii) you take an additional partial withdrawal; or (iii) you contribute any more to the contract. You may elect to start receiving substantially equal withdrawals again, but the payments may not restart in the same calendar year in which you took a partial withdrawal or added amounts to the contract. We will calculate the new withdrawal amount.

Substantially equal withdrawals that we calculate for you are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal previously taken in the same contract year, the substantially equal withdrawal exceeds the free withdrawal amount. See "10% free withdrawal amount" in "Charges and expenses" later in this Prospectus.

For contracts with GMIB, substantially equal withdrawals could cause an Excess withdrawal. See "How withdrawals affect your guaranteed benefits" in "Contract features and benefits" earlier in this Prospectus. Also, the substantially equal withdrawal program is not available if the GMIB converts to the GWBL.

LIFETIME REQUIRED MINIMUM DISTRIBUTION WITHDRAWALS
(TRADITIONAL IRA CONTRACTS ONLY -- SEE "TAX INFORMATION" LATER IN THIS
PROSPECTUS)

We offer our "automatic required minimum distribution (RMD) service" to help you meet lifetime required minimum distributions under federal income tax rules. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute RMDs yourself and request partial withdrawals. In such a case, a withdrawal charge may apply. Before electing this account based withdrawal option, you should consider whether annuitization might be better in your situation. If you have elected one or more guaranteed benefits, amounts withdrawn from the contract to meet RMDs will reduce the benefit base(s) and may limit the utility of the benefit(s). Also, the actuarial present value of additional contract benefits must be added to the account value in calculating RMD payments from annuity contracts funding qualified plans and IRAs, which could increase the amount required to be withdrawn. Please refer to "Tax information" later in this Prospectus.

This service is not available under QP contracts.

You may elect this service in the year in which you reach age 70 1/2 or in any later year. The minimum amount we will pay out is $250. Currently, RMD payments will be made annually. See "Required minimum distributions" in "Tax information" later in this Prospectus for your specific type of retirement arrangement.

This service does not generate automatic RMD payments during the first calendar year. Therefore, if you are making a rollover or transfer contribution to the calendar after age 70 1/2, you must take any RMDs before the rollover or transfer. If you do not, any withdrawals that you take during the first contract year to satisfy your RMDs may be subject to withdrawal charges, if applicable, if they exceed the free withdrawal amount.

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--------------------------------------------------------------------------------
FOR TRADITIONAL IRA CONTRACTS, WE WILL SEND A FORM OUTLINING THE DISTRIBUTION OPTIONS AVAILABLE IN THE YEAR YOU REACH AGE 70 1/2 (IF YOU HAVE NOT BEGUN YOUR ANNUITY PAYMENTS BEFORE THAT TIME).
--------------------------------------------------------------------------------

We do not impose a withdrawal charge on RMD payments taken through our automatic RMD service except if, when added to a partial withdrawal previously taken in the same contract year, the RMD payments exceed the 10% free withdrawal amount.

If you elect systematic withdrawals AND our automatic RMD service, any RMD payment made while the systematic withdrawal program is in effect will terminate the systematic withdrawal program.

FOR CONTRACTS WITH GMIB OR GWBL. Generally, if you elect our automatic RMD service, any lifetime RMD payment we make to you, starting in the first contract year, (i) (for contracts with GMIB) will reduce your guaranteed benefit bases on a dollar-for-dollar basis, but will not be treated as Excess withdrawals; (ii) (for contracts with GWBL), will not reduce your GWBL benefit base and will not be treated as Excess withdrawals.

If you elect either the Maximum payment plan or the Customized payment plan (together, "automatic payment plans") AND our automatic RMD service, we will make an extra payment, if necessary, in December that will equal your lifetime RMD amount less all payments made through November and any scheduled December payment. If the combined automatic payment plan and RMD payments to date in that contract year are equal to or exceed the Annual withdrawal amount or Guaranteed annual withdrawal amount, the automatic payment plan will be suspended for the contract year on the date of the RMD payment. The portion of the RMD payment in excess of the Annual withdrawal amount or Guaranteed annual withdrawal amount will not be treated as an Excess withdrawal. If the combined automatic payment plan and RMD payments to date in that contract year do not exceed the Annual withdrawal amount or Guaranteed annual withdrawal amount, then during the course of the contract year, if a scheduled payment would exceed the Annual withdrawal amount or Guaranteed annual withdrawal amount, payment will be made for an amount up to the Annual withdrawal amount or Guaranteed annual withdrawal amount and additional scheduled payments will be suspended for the remainder of the contract year. Payments under the automatic payment plan will resume in the next contract year.

If you take any partial withdrawals in addition to your RMD and automatic payment plan payments, your applicable automatic payment plan will be terminated if the partial withdrawal causes an Excess withdrawal to occur. If the partial withdrawal does not cause an Excess withdrawal, it may cause a suspension of your automatic payment plan if a later scheduled payment would have caused an Excess withdrawal to occur. Any partial withdrawal may cause an Excess withdrawal and may be subject to a withdrawal charge. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary. Further, your benefit base(s) and Annual withdrawal amount or Guaranteed annual withdrawal amount may be reduced. See "How withdrawals affect your guaranteed benefits" in "Contract features and benefits" earlier in this Prospectus.

If you elect our automatic RMD service and elect to take your Annual withdrawal amount or Guaranteed annual withdrawal amount in partial withdrawals without electing one of our available automatic payment plans, we will make a payment, if necessary, in December that will equal your RMD less all withdrawals made through November. If prior to December you make a partial withdrawal that exceeds your Annual withdrawal amount or Guaranteed annual withdrawal amount, but not your RMD amount, that partial withdrawal will be treated as an Excess withdrawal, as well as any subsequent partial withdrawals made during the same contract year. However, if by December your withdrawals have not exceeded your RMD amount, the RMD payment we make to you will not be treated as an Excess withdrawal.

If you elect systematic withdrawals AND our automatic RMD service, any RMD payment made while the systematic withdrawal program is in effect will terminate the systematic withdrawal program. If a previous systematic withdrawal taken in a contract year had already exceeded the Annual withdrawal amount or Guaranteed annual withdrawal amount prior to a payment from our automatic RMD service, the RMD payment will not be treated as an Excess withdrawal. However, previous systematic withdrawals that exceeded the Annual withdrawal amount or Guaranteed annual withdrawal amount would be treated as Excess withdrawals.

FOR CONTRACTS WITH THE GUARANTEED MINIMUM INCOME BENEFIT. The no lapse guarantee will not be terminated if a RMD payment using our automatic RMD service causes your cumulative withdrawals in the contract year to exceed your Annual withdrawal amount.

Owners of tax-qualified contracts (IRA and QP) should consider the effect of resetting the Roll-up benefit base if RMD payments must begin before the end of the new exercise waiting period. See "Roll-up benefit base reset" in "Contract features and benefits" earlier in this Prospectus.

HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE

We will subtract your withdrawals on a pro rata basis from your account value in the variable investment options (including any amounts allocated to the AXA Ultra Conservative Strategy investment option) and the guaranteed interest option. If there is insufficient value or no value in the in the variable investment options (including any amounts allocated to the AXA Ultra Conservative Strategy investment option) and the guaranteed interest option, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from a Special DCA program. A partial withdrawal from a Special DCA program will terminate the program.

WITHDRAWALS TREATED AS SURRENDERS

If you request to withdraw more than 90% of a contract's current cash value, we will treat it as a request to surrender the contract for its cash value. In addition, we have the right to pay the cash value and terminate the contract if no contributions are made during the last three completed contract years, and the account value is less than $500, or if you make a withdrawal that would result in a cash value of less than $500. The rules in the preceding sentence do not apply if the GMIB no lapse guarantee is in effect on your contract. See "Surrendering your contract to receive its cash value" below. For the tax consequences of withdrawals, see "Tax information" later in this Prospectus.

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SPECIAL RULES FOR THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE.  We will not treat a withdrawal request that results in a withdrawal in excess of 90% of the contract's cash value as a request to surrender the contract unless it is an Excess withdrawal. In addition, we will not terminate your contract if either your account value or cash value falls below $500, unless it is due to an Excess withdrawal. In other words, if you take an Excess withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWBL benefit base is greater than zero. Please also see "Effect of your account value falling to zero" in "Determining your contract's value" earlier in this Prospectus. Please also see "Effect of your account value falling to zero" under "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus, for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.


SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE


You may surrender your contract to receive its cash value at any time while an owner is living (or for contracts with non-natural owners, while the annuitant is living) and before you begin to receive annuity payments. For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information. All benefits under the contract will terminate as of the date we receive the required information, including the GWBL (if applicable) if your cash value is greater than your Guaranteed annual withdrawal amount remaining that year. If your cash value is not greater than your Guaranteed annual withdrawal amount remaining that year, then you will receive a supplementary life annuity contract. For more information, please see "Effect of your account value falling to zero" in "Contract features and benefits" earlier in this Prospectus. Also, if the GMIB no lapse guarantee is in effect, the benefit will terminate without value if your cash value plus any other withdrawals taken in the contract year exceeds your Annual withdrawal amount. For more information, please see "Effect of your account value falling to zero" in "Determining your contract's value" and "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus.


You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Your annuity payout options" below. For the tax consequences of surrenders, see "Tax information" later in this Prospectus.

WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options (including the AXA Ultra Conservative Strategy investment option) within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge, if applicable) and, upon surrender, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1)the New York Stock Exchange is closed or restricts trading,

(2)the SEC determines that an emergency exists as a result of which sales of securities or determination of the fair value of a variable investment option's assets is not reasonably practicable, or

(3)the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options (including the AXA Ultra Conservative Strategy investment option).

We can defer payment of any portion of your value in the guaranteed interest option and the account for special dollar cost averaging (other than for death benefits) for up to six months while you are living. Please note that the account for special dollar cost averaging is available to Series B and Series L contract owners only. We also may defer payments for a reasonable amount of time (not to exceed 10 days) while we are waiting for a contribution check to clear.

All payments are made to a bank account designated by you or by check which will be mailed to you (or the payee named in a tax-free exchange) by U.S. mail, if you request that we do so subject to any charges. We can also send any payment to you by using an express delivery or wire transfer service at your expense.

YOUR ANNUITY PAYOUT OPTIONS

The following description assumes annuitization of your entire contract. For partial annuitization, see "Partial annuitization" below.


Deferred annuity contracts such as those in the Accumulator(R) Series provide for conversion to annuity payout status at or before the contract's "maturity date." This is called "annuitization". You must annuitize or take a lump sum withdrawal by your annuity maturity date, as discussed later in this section. Upon annuitization, your account value is applied to provide periodic payments as described in this section; the contract and all its benefits, including any Guaranteed minimum death benefit and any other guaranteed benefits, terminate. Your contract will be converted to a supplementary contract for the periodic payments ("payout option"). The supplementary contract does not have an account value or cash value. If you choose a variable payout option, you will receive a separate prospectus related to the contract you select.


You may choose to annuitize your contract at any time, which generally is at least 13 months (five years for Series CP(R) contracts) after the contract issue date. Please see Appendix IX later in this Prospectus for information on state variations. The contract's maturity date is the latest date on which annuitization can occur. If you do not annuitize before the maturity date and at the maturity date have not made an affirmative choice as to the type of annuity payments to be received, we will convert your contract to the default annuity payout option described in "Annuity maturity date" later in this section.


In general, your periodic payment amount upon annuitization is determined by the account value or cash value of your Accumulator(R) Series contract at the time of annuitization, the form of the annuity payout option you elect and the annuity purchase rate to which that value is applied, as described below. Alternatively, if you have a GMIB, you may exercise your benefit in accordance with its terms provided that your account value is greater than zero on the exercise date. Once begun, annuity payments cannot be stopped unless otherwise provided in the supplementary contract. Your contract guarantees that upon annuitization, your account value will be applied to a guaranteed annuity purchase rate for a life annuity. We reserve the right, with advance notice to you, to change guaranteed


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




annuity purchase rates any time after your fifth contract date anniversary and at not less than five-year intervals after the first change. (Please see your contract and SAI for more information.) In the event that we exercise our contractual right to change the guaranteed annuity purchase factors, we would segregate the account value based on contributions and earnings received prior to and after the change. When your contract is annuitized, we would calculate the payments by applying the applicable purchase factors separately to the value of the contributions received before and after the rate change. We will provide you with 60 days advance written notice of such a change.

In addition, you may apply your total account value or cash value, whichever is applicable, to any other annuity payout option that we may offer at the time of annuitization. We have the right to require you to provide any information we deem necessary to provide an annuity payout option. If an annuity payout is later found to be based on incorrect information, it will be adjusted on the basis of the correct information.

You can currently choose from among the payout annuity options listed below. Restrictions may apply, depending on the type of contract you own or the owner's and annuitant's ages at contract issue. Other than life annuity with period certain, we reserve the right to add, remove or change any of these annuity payout options at any time. In addition, if you are exercising your GMIB, your choice of payout options are those that are available under the GMIB (see "Guaranteed minimum income benefit ("GMIB")" in "Contract features and benefits" earlier in this Prospectus). If the GWBL is in effect and you choose to annuitize your contract before the maturity date, the GWBL will terminate without value even if your GWBL benefit base is greater than zero. Payments you receive under the payout annuity option you select may be less than you would have received under GWBL. See "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus for further information.

-------------------------------------------------------------
Fixed annuity payout options   .   Life annuity
                               .   Life annuity with period
                                   certain
                               .   Life annuity with refund
                                   certain
-------------------------------------------------------------

..   LIFE ANNUITY: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living. It is possible that the Life annuity option could result in only one payment if the annuitant dies immediately after annuitization.

..   LIFE ANNUITY WITH PERIOD CERTAIN: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant's life expectancy. A life annuity with a period certain is the form of annuity under the contract that you will receive if you do not elect a different payout option. In this case, the period certain will be based on the annuitant's age and will not exceed 10 years.

..   LIFE ANNUITY WITH REFUND CERTAIN: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered.

The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life, and after the annuitant's death, payments continue to the survivor. We may offer other payout options not outlined here, including non-life contingent annuities. Your financial professional can provide you with details.

We guarantee fixed annuity payments will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.

THE AMOUNT APPLIED TO PURCHASE AN ANNUITY PAYOUT OPTION

The amount applied to purchase an annuity payout option varies, depending on the payout option that you choose, and the timing of your purchase as it relates to any withdrawal charges that apply under your Accumulator(R) Series contract.

There is no withdrawal charge imposed if you select a life annuity, life annuity with period certain or life annuity with refund certain. If we are offering non-life contingent forms of annuities, the withdrawal charge will be imposed.

PARTIAL ANNUITIZATION. Partial annuitization of nonqualified deferred annuity contracts, as described in "Partial Annuitization" in "Tax Information", is permitted under certain circumstances. You may choose from the life-contingent annuity payout options described here. We no longer offer a period certain option for partial annuitization. We require you to elect partial annuitization on the form we specify. You may not partially exercise your GMIB. For purposes of this contract we will effect any partial annuitization as a withdrawal applied to a payout annuity. Partial annuitization is available until your annuity maturity date. See "How withdrawals are taken from your account value" earlier in this section.

SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin. The contract owner and annuitant must meet the issue age and payment requirements.

You can choose the date annuity payments begin but it may not be earlier than thirteen months from your contract date or not earlier than five years from your Series CP(R) contract date (in a limited number of jurisdictions this requirement may be more or less than five years). Please see Appendix IX later in this Prospectus for information on state variations. You can change the date your annuity payments are to begin at any time. The date may not be later than the annuity maturity date described below.

For Series CP(R) contracts, if you start receiving annuity payments within three years of making any contribution, we will recover the credit that applies to any contribution made within the prior three years. Please see Appendix IX later in this Prospectus for information on state variations.

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The amount of the annuity payments will depend on the amount applied to purchase the annuity and the applicable annuity purchase factors, discussed earlier. The amount of each annuity payment will be less with a greater frequency of payments or a longer certain period of a life contingent annuity. Once elected, the frequency with which you receive payments cannot be changed.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen. If you select an annuity payout option and payments have begun, no change can be made.

ANNUITY MATURITY DATE


Your contract has a maturity date by which you must either take a lump sum payment or select an annuity payout option. The maturity date is based on the age of the original annuitant at contract issue and cannot be changed other than in conformance with applicable law even if you name a new annuitant. For contracts with joint annuitants, the maturity age is based on the older annuitant. The maturity date is generally the contract date anniversary that follows the annuitant's 95th birthday. We will send a notice with the contract statement one year prior to the maturity date. If you do not respond to the notice within the 30 days following the maturity date, your contract will be annuitized automatically as a life annuity with period certain. Please note that the aggregate payments you would receive from this form of annuity during the period certain may be less than the lump sum payment you would receive by surrendering your contract immediately prior to annuitization. The notice will include the date of maturity, describe the available annuity payout options, state the availability of a lump sum payment option, and identify the default payout option if you do not provide an election by the time of your contract maturity date. If GWBL is not in effect, the default payout option is the Life annuity with period certain not to exceed 10 years.

On the annuity maturity date, other than the Guaranteed withdrawal benefit for life (as discussed below), any Guaranteed minimum death benefit and any other guaranteed benefits will terminate, and will not be carried over to your annuity payout contract.

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE


If the GWBL is in effect under your contract and your contract is annuitized at maturity, we will offer an annuity payout option that guarantees you will receive payments for life that as of your maturity date are at least equal to the Guaranteed annual withdrawal amount that you would have received under the GWBL. At annuitization, you will no longer be able to take withdrawals in addition to the payments under this annuity payout option.

At maturity, the annuity payout will be the higher of two amounts that are calculated as that date. The annuity payout will be the higher of: (1) the Guaranteed annual withdrawal amount and (2) the amount that the contract owner would have received if the annuity account value had been applied to a life annuity without a period certain, using either (a) the guaranteed annuity rates specified in your contract, or (b) the applicable current individual annuity rates as of the contract date anniversary, applying the rate that provides a greater benefit to the payee.

Any death benefit you had under your contract will no longer be in effect. You will not be permitted to make any additional withdrawals.

Please see Appendix IX later in this Prospectus for variations that may apply in your state.

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5. Charges and expenses

--------------------------------------------------------------------------------

CHARGES THAT AXA EQUITABLE DEDUCTS

We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:

..   An operations charge

..   An administrative charge

..   A distribution charge

We deduct the following charges from your account value. When we deduct these charges from your variable investment options (including the AXA Ultra Conservative Strategy investment option), we reduce the number of units credited to your contract:

..   On each contract date anniversary -- an annual administrative charge, if applicable.

..   At the time you make certain withdrawals or surrender your contract -- a withdrawal charge (if applicable).

..   On each contract date anniversary -- a charge for each optional benefit in effect under your contract: a death benefit (other than the Return of Principal death benefit); the GMIB; the GWBL; and the Earnings enhancement benefit.

..   At the time annuity payments are to begin -- charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state.

..   At the time you request a transfer in excess of 12 transfers in a contract year -- a transfer charge (currently, there is no charge).

..   Charge for third-party transfer or exchange (currently, there is no charge).

More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" later in this section.

The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this Prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contracts.

To help with your retirement planning, we may offer other annuities with different charges, benefits, and features. Please contact your financial professional for more information.

SEPARATE ACCOUNT ANNUAL EXPENSES

OPERATIONS CHARGE. We deduct a daily charge from the net assets in each variable investment option to compensate us for operations expenses, a portion of which compensates us for mortality and expense risks, including the Return of Principal death benefit. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator(R) Series:

   Series B:                   0.80%
   Series CP(R):               1.05%
   Series L:                   1.10%

The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the Guaranteed minimum death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect.

For Series CP(R) contracts, a portion of this charge also compensates us for the contract credit. For a discussion of the credit, see "Credits" in "Contract features and benefits" earlier in this Prospectus. We expect to make a profit from this charge.

If you previously accepted an offer to terminate a guaranteed benefit, charges for that benefit will have ceased. However, as stated in the terms of your offer, you should be aware that you will continue to pay the same operations charge as contract owners that have the standard death benefit, even though you no longer have the standard death benefit.

ADMINISTRATIVE CHARGE. We deduct a daily charge from the net assets in each variable investment option. The charge, together with the annual administrative charge described below, is to compensate us for administrative expenses under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option:

   Series B:                   0.30%
   Series CP(R):               0.35%
   Series L:                   0.35%

DISTRIBUTION CHARGE. We deduct a daily charge from the net assets in each variable investment option to compensate us for a portion of our sales expenses under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option:

   Series B:                   0.20%
   Series CP(R):               0.25%
   Series L:                   0.25%

                             CHARGES AND EXPENSES

ACCOUNT VALUE CHARGES

ANNUAL ADMINISTRATIVE CHARGE. We deduct an administrative charge from your account value on each contract date anniversary. The charge is to compensate us for the cost of providing administrative services in connection with the contract. We deduct the charge if your account value on the last business day of the contract year is less than $50,000. If your account value on such date is $50,000 or more, we do not deduct the charge. During the first two contract years, the charge is equal to $30 or, if less, 2% of your account value. The charge is $30 for contract years three and later.

We will deduct this charge from your value in the variable investment options (including the AXA Ultra Conservative Strategy investment option) and the guaranteed interest option (see Appendix IX later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from a Special DCA account.

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.


If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Effect of your account value falling to zero" in "Determining your contract's value" earlier in this Prospectus. Please note that if you elected the Guaranteed minimum income benefit, you can only exercise the benefit during the 30 day period following your contract date anniversary. Therefore, if your account value is not sufficient to pay these charges and any other fees on your next contract date anniversary, your contract will be terminated without value and you will not have an opportunity to exercise your Guaranteed minimum income benefit unless the no lapse guarantee provision under your contract is still in effect. See "Effect of your account value falling to zero" in "Determining your contract's value" earlier in this Prospectus.


TRANSFER CHARGE

Currently, we do not charge for transfers among investment options under the contract. However, we reserve the right to charge for any transfers in excess of 12 per contract year. The charge is to compensate us for the expense of processing the transfer. We will provide you with advance notice if we decide to assess the transfer charge, which will never exceed $35 per transfer. The transfer charge (if applicable), will be assessed at the time that the transfer is processed. Each time you request a transfer from one investment option to another, we will assess the transfer charge (if applicable). Separate requests submitted on the same day will each be treated as separate transfers. Any transfer charge will be deducted from the investment options from which the transfer is made. We will not charge for transfers made in connection with one of our dollar cost averaging programs. Also, transfers from our automated programs do not count toward your number of transfers in a contract year for the purposes of this charge.

SPECIAL SERVICES CHARGES

We deduct a charge for providing the special services described below. These charges compensate us for the expense of processing each special service. For certain services, we will deduct from your account value any withdrawal charge that applies and the charge for the special service. Please note that we may discontinue some or all of these services without notice.

WIRE TRANSFER CHARGE. We charge $90 for outgoing wire transfers. Unless you specify otherwise, this charge will be deducted from the amount you request.

EXPRESS MAIL CHARGE. We charge $35 for sending you a check by express mail delivery. This charge will be deducted from the amount you request.

DUPLICATE CONTRACT CHARGE. We charge $35 for providing a copy of your contract. The charge for this service can be paid (i) using a credit card acceptable to AXA Equitable, (ii) by sending a check to our processing office, or (iii) by any other means we make available to you.

CHECK PREPARATION CHARGE. The standard form of payment for all withdrawals is direct deposit. If direct deposit instructions are not provided, payment will be made by check. Currently, we do not charge for check preparation, however, we reserve the right to impose a charge. We reserve the right to charge a maximum of $85.


CHARGE FOR THIRD-PARTY TRANSFER OR EXCHANGE. Currently, we are waiving the $65 charge for each third-party transfer or exchange; this waiver may be discontinued at any time, with or without notice. Absent this waiver, we deduct a charge for direct rollovers or direct transfers of amounts from your contract to a third party, such as in the case of a trustee-to-trustee transfer for an IRA contract, or if you request that your contract be exchanged for a contract issued by another insurance company. We reserve the right to increase this charge to a maximum of $125. Please see Appendix IX later in this Prospectus for variations in your state.


WITHDRAWAL CHARGE

A withdrawal charge applies in two circumstances: (1) if you make one or more withdrawals during a contract year that, in total, exceed the 10% free withdrawal amount, described below, or (2) if you surrender your contract to receive its cash value. For more information about the withdrawal charge if you select an annuity payout option, see "Your annuity payout options -- The amount applied to purchase an annuity payout option" in "Accessing your money" earlier in the Prospectus. For Series CP(R) contracts, a portion of this charge also compensates us for the contract credit. For a discussion of the credit, see "Credits" in "Contract features and benefits" earlier in this Prospectus. We expect to make a profit from this charge.

The withdrawal charge equals a percentage of the contributions withdrawn even if the account value is less than total net contributions. For Series CP(R) contracts, we do not consider credits to be contributions. Therefore, there is no withdrawal charge associated with a credit.

The percentage of the withdrawal charge that applies to each contribution depends on how long each contribution has been invested in the contract. We determine the withdrawal charge separately for each contribution according to the following table:

----------------------------------------------------------------------------------------------------------------
                         WITHDRAWAL CHARGE AS A % OF CONTRIBUTION CONTRACT YEAR
----------------------------------------------------------------------------------------------------------------
                                                             1   2   3   4      5    6   7      8    9     10+
----------------------------------------------------------------------------------------------------------------
Series B                                                     7%  7%  6%  6%  5%      3%  1%  0%/(1)/ --  --
----------------------------------------------------------------------------------------------------------------
Series CP/SM/                                                8%  8%  7%  6%  5%      4%  3%  2%      1%  0%/(2)/
----------------------------------------------------------------------------------------------------------------
Series L                                                     8%  7%  6%  5%  0%/(3)/ --  --  --      --  --
----------------------------------------------------------------------------------------------------------------

(1)Charge does not apply in the 8th and subsequent contract years following contribution.
(2)Charge does not apply in the 10th and subsequent contract years following contribution.
(3)Charge does not apply in the 5th and subsequent contract years following contribution.

                             CHARGES AND EXPENSES

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For purposes of calculating the withdrawal charge, we treat the contract year in which we receive a contribution as "contract year 1," and the withdrawal charge is reduced or expires on each applicable contract date anniversary. Amounts withdrawn that are not subject to the withdrawal charge are not considered withdrawals of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, federal income tax rules treat earnings under your contract as withdrawn first. See "Tax information" later in this Prospectus.

Please see Appendix IX later in this Prospectus for possible withdrawal charge schedule variations in your state.

In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to that same withdrawal charge percentage. We deduct the charge in proportion to the amount of the withdrawal subtracted from each investment option. The withdrawal charge helps cover our sales expenses.

For purposes of calculating reductions in your guaranteed benefits and associated benefit bases, the withdrawal amount includes both the withdrawal amount paid to you and the amount of the withdrawal charge deducted from your account value. For more information, see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" and "How withdrawals affect your guaranteed benefits" earlier in this Prospectus.

We may offer a version of the contract that does not include a withdrawal charge.

The withdrawal charge does not apply in the circumstances described below.

10% FREE WITHDRAWAL AMOUNT. Each contract year you can withdraw up to 10% of your account value without paying a withdrawal charge. The 10% free withdrawal amount is determined using your account value at the beginning of each contract year. In the first contract year, the 10% free withdrawal amount is determined using all contributions received in the first 90 days of the contract year. Additional contributions during the contract year do not increase your 10% free withdrawal amount (contributions after the first contract year are allowed in QP contracts only). The 10% free withdrawal amount does not apply if you surrender your contract except where required by law.

For Series B and Series L NQ contracts issued to a charitable remainder trust, the free withdrawal amount will equal the greater of: (1) the current account value less contributions that have not been withdrawn (earnings in the contract) and (2) the 10% free withdrawal amount defined above.

CERTAIN WITHDRAWALS. If you elected the GMIB with or without the "Greater of" GMDB, beginning on the first day of the 2nd contract year we will waive any withdrawal charge for any withdrawal during the contract year up to the Annual withdrawal amount, even if such withdrawals exceed the free withdrawal amount. However, each withdrawal reduces the free withdrawal amount for that contract year by the amount of the withdrawal. Also, a withdrawal charge does not apply to a withdrawal that exceeds the Annual withdrawal amount as long as it does not exceed the free withdrawal amount. Withdrawal charges, if applicable, are applied to the amount of the withdrawal that exceeds both the free withdrawal amount and the Annual withdrawal amount.

If the GWBL is in effect, we will waive any withdrawal charge for any withdrawals during the contract year up to the Guaranteed annual withdrawal amount, even if such withdrawals exceed the free withdrawal amount. However, each withdrawal reduces the free withdrawal amount for that contract year by the amount of the withdrawal. Also, a withdrawal charge does not apply to a withdrawal that exceeds the Guaranteed annual withdrawal amount as long as it does not exceed the free withdrawal amount. Withdrawal charges, if applicable, are applied to the amount of the withdrawal that exceeds both the free withdrawal amount and the Guaranteed annual withdrawal amount.

Withdrawal charges will not apply when the GMIB is exercised on the contract date anniversary following age 85.

DISABILITY, TERMINAL ILLNESS, OR CONFINEMENT TO NURSING HOME. There are specific circumstances (described below) under which the withdrawal charge will not apply. At any time after the first contract date anniversary, you may submit a claim to have the withdrawal charge waived if you meet certain requirements. You are not eligible to make a claim prior to your first contract date anniversary. Also, your claim must be on the specific form we provide for this purpose.

The withdrawal charge does not apply if:

(i)We receive proof satisfactory to us (including certification by a licensed physician) that an owner (or older joint owner, if applicable) is unable to perform three of the following "activities of daily living":

   -- "Bathing" means washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower.

   -- "Continence" means the ability to maintain control of bowel and bladder function; or, when unable to maintain control of bowel or bladder function, the ability to perform associated personal hygiene (including caring for catheter or colostomy bag).

   -- "Dressing" means putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.

   -- "Eating" means feeding oneself by food into the body from a receptacle
      (such as a plate, cup or table) or by a feeding tube or intravenously.

   -- "Toileting" means getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.

   -- "Transferring" means moving into or out of a bed, chair or wheelchair.

(ii)We receive proof satisfactory to us (including certification by a licensed physician) that an owner's (or older joint owner's, if applicable) life expectancy is six months or less; or

(iii)An owner (or older joint owner, if applicable) has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or

                             CHARGES AND EXPENSES

   (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, or U.S. Virgin Islands) and meets all of the following:

   -- its main function is to provide skilled, intermediate, or custodial nursing care;

   -- it provides continuous room and board to three or more persons;

   -- it is supervised by a registered nurse or licensed practical nurse;

   -- it keeps daily medical records of each patient;

   -- it controls and records all medications dispensed; and

   -- its primary service is other than to provide housing for residents.

Some states may not permit us to waive the withdrawal charge in the above circumstances, or may limit the circumstances for which the withdrawal charge may be waived. Your financial professional can provide more information or you may contact our processing office.

GUARANTEED BENEFIT CHARGES

RETURN OF PRINCIPAL DEATH BENEFIT. There is no additional charge for this death benefit.

HIGHEST ANNIVERSARY VALUE DEATH BENEFIT. If you elect the Highest Anniversary Value death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.35% of the Highest Anniversary Value benefit base.

"GREATER OF" GMDB I. We deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 1.15% of the greater of the Roll-up benefit base or the Highest Anniversary Value benefit base. We reserve the right to increase the charge for this benefit up to a maximum of 2.30%. See "Fee changes for the guaranteed benefits" below for more information.

"GREATER OF" GMDB II. We deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 1.30% of the greater of the Roll-up benefit base or the Highest Anniversary Value benefit base. We reserve the right to increase the charge for this benefit up to a maximum of 2.60%.

DEATH BENEFIT UNDER CONVERTED GWBL. If your GMIB converts to the GWBL, we will continue to deduct the charge for the Guaranteed minimum death benefit that is in effect prior to the conversion.

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

GUARANTEED MINIMUM INCOME BENEFIT CHARGE If you elect the GMIB, we deduct a charge annually from your account value on each contract date anniversary until such time as you exercise the GMIB, drop the GMIB, elect another annuity payout option, or the contract date anniversary after the owner (or older joint owner, if applicable) reaches age 85, whichever occurs first. For the GMIB I -- Asset Allocation, the charge is equal to 1.15% of the benefit base. For the GMIB II -- Custom Selection, the charge is equal to 1.30% of the benefit base. We reserve the right to increase the charge for this benefit up to a maximum of 2.30% for the GMIB I -- Asset Allocation and 2.60% for the GMIB II -- Custom Selection. See "Fee changes for the guaranteed benefits" below for more information.

EARNINGS ENHANCEMENT BENEFIT CHARGE. If you elect the Earnings enhancement benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.35% of the account value on each contract date anniversary.

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE BENEFIT CHARGE. If your GMIB converts to the GWBL, we deduct a charge for the GWBL that is equal to a percentage of your GWBL benefit base. This initial percentage is equal to the percentage of your Roll-up benefit base that we were deducting as the GMIB charge on the Conversion effective date. The dollar amount of the charge, however, may be different, depending upon whether your initial GWBL benefit base is calculated using your account value or Roll-up benefit base. See "Guaranteed withdrawal benefit for life ("GWBL")" earlier in this Prospectus. After conversion, we deduct this charge annually from your account value on each contract date anniversary. This charge is the same for the Single life and Joint life options. We reserve the right to increase the charge for this benefit up to a percentage equal to a maximum charge of 2.30% for GMIB I -- Asset Allocation or 2.60% for GMIB II -- Custom Selection. See "Fee changes for the guaranteed benefits" below for more information. If the contract is surrendered or annuitized, or a death benefit is paid or the GWBL is dropped on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. See "Guaranteed minimum income benefit charge" earlier in this section.

WHEN WE DEDUCT THESE CHARGES. We will deduct these guaranteed benefit charges from your value in the variable investment options (including the AXA Ultra Conservative Strategy investment option) and the guaranteed interest option on a pro rata basis (see Appendix IX later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state). If those amounts are insufficient, we will deduct all or a portion of these charges from amounts in the Special DCA program. The pro rata portion of the charge will be based on the fee that is in effect at the time the charge is assessed.

If the contract is surrendered or annuitized, or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.


Although the amount of your Highest Anniversary or "Greater of" death benefit and any Earnings enhancement benefit will no longer increase after age 85, we will continue to deduct the charge for that benefit as long as it remains in effect.

Please note that if you elected the Guaranteed minimum income benefit, you can only exercise the benefit during the 30 day period following your contract date anniversary. Therefore, if your account value is not sufficient to pay these charges and any other fees on your next contract date anniversary, your contract will be terminated without value and you will not have an opportunity to exercise your Guaranteed minimum income benefit unless the no lapse guarantee provision under your contract is still in effect. See "Effect of your account value falling to zero" in "Determining your contract's value earlier in this Prospectus."

                             CHARGES AND EXPENSES

FEE CHANGES FOR THE GUARANTEED BENEFITS

We may increase or decrease the charge for the GMIB, the GWBL, the "Greater of" GMDB I and the "Greater of" GMDB II. You will be notified of a change in the charge at least 30 days in advance. The charge for each benefit may only change once in a 12 month period and will never exceed the maximum shown in the fee table. If you are within your first two contract years at the time we notify you of a revised charge, the revised charge will be effective the first day of the third contract year, or at least 30 days following the notification date, and will be assessed beginning on your third contract date anniversary. If you have reached your second contract date anniversary at the time we notify you of a revised charge, the revised charge will be effective 30 days after the notification date and will be assessed as of your next contract date anniversary that is at least 30 days after the fee change notification date and on all contract date anniversaries thereafter. A pro rata charge assessed during any contract year will be based on the charge in effect at that time. See "Guaranteed benefit charges" above for more information. You may not opt out of a fee change but you may drop the benefit if you notify us in writing within 30 days after a fee change is declared. The requirement that all withdrawal charges have expired will be waived. See "Dropping the Guaranteed minimum income benefit after issue" and "Dropping the Guaranteed withdrawal benefit for life after conversion" in "Contract features and benefits" earlier in this Prospectus.

EXERCISE OF THE GMIB IN THE EVENT OF A GMIB (OR GWBL) FEE INCREASE. In the event we increase the charge for the GMIB (or GWBL), you may exercise the GMIB subject to the following rules. If you are within your first two contract years at the time we notify you of a GMIB (or GWBL) fee increase, you may elect to exercise the GMIB during the 30 day period beginning on your second contract date anniversary. If you have reached your second contract date anniversary at the time we notify you of a GMIB (or GWBL) fee increase, you may elect to exercise the GMIB during the 30 day period beginning on the date of the fee increase notification. NOTE THAT IF YOU ARE WITHIN YOUR FIRST TWO CONTRACT YEARS AT THE TIME WE NOTIFY YOU OF A GMIB (OR GWBL) FEE INCREASE, YOUR OPPORTUNITY TO DROP THE BENEFIT IS THE 30 DAY PERIOD FOLLOWING NOTIFICATION, NOT THE 30 DAY PERIOD FOLLOWING YOUR SECOND CONTRACT DATE ANNIVERSARY. We must receive your election to exercise the GMIB within the applicable 30 day GMIB exercise period. Any applicable GMIB exercise waiting period will be waived. Upon expiration of the 30 day exercise period, any contractual waiting period will resume. If your GMIB exercise waiting period has already elapsed when a fee increase is announced, you may exercise your GMIB during either (i) the 30 day GMIB exercise period provided by your contract or (ii) the 30 day exercise period provided by the fee increase. It is possible that these periods may overlap. For more information on your contract's GMIB exercise period and exercise rules, see "Exercise of GMIB" in "Contract features and benefits". If your GWBL is in effect when a fee increase is announced, you may exercise your GMIB as if it were still in effect and the same exercise rules described above will apply. In this circumstance, your GMIB will be exercised by applying the GMIB guaranteed annuity purchase factors to your GWBL benefit base as of that date.

For single owner contracts, the payout can be either based on a single life (the owner's life) or joint lives. For IRA contracts, the joint life must be the spouse of the owner. For jointly owned contracts, payments can be based on a single life (based on the life of the older owner) or joint lives. For non-natural owners, payments are available on the same basis (based on the annuitant or joint annuitant's life). Your Lifetime GMIB payments are calculated by applying your Roll-up benefit base (as of the date we receive your election in good order) less any applicable withdrawal charge remaining, to guaranteed annuity purchase factors. See "Exercise of GMIB" under "Contract features and benefits" for additional information regarding GMIB exercise.

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 3.5%.

Some of the charges described above may be different for certain contract owners. Please see Appendix IX later in this Prospectus for more information.

CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:

..   Management fees.

..   12b-1 fees.

..   Operating expenses, such as trustees' fees, independent public accounting firms' fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

..   Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each Portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options (including the AXA Ultra Conservative Strategy investment option) and are reflected in their unit values. Certain Portfolios available under the contract in turn invest in shares of other Portfolios of the Trusts and/or shares of unaffiliated portfolios (collectively, the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.

GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the withdrawal charge (if applicable under your Accumulator(R) Series contract) or the daily contract charge, or change the minimum initial contribution requirements. We also may change the guaranteed benefits, or offer variable investment options that invest in shares of the Trusts that are not subject to the 12b-1 fee. We may also change the crediting percentage that applies to contributions. Credits are subject to recovery under certain circumstances. See "Credits (for Series CP(R) contracts)" under "Contract features and benefits" earlier in this Prospectus. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of

                             CHARGES AND EXPENSES
individuals on a group basis. Group arrangements are not available for IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales, administration and operations generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, the Employee Retirement Income Security Act of 1974 ("ERISA") or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.

OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it would be unfairly discriminatory.

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                             CHARGES AND EXPENSES

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6. Payment of death benefit

--------------------------------------------------------------------------------

YOUR BENEFICIARY AND PAYMENT OF BENEFIT

You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time during your lifetime and while the contract is in force. The change will be effective as of the date the written request is executed, whether or not you are living on the date the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We are not liable for any payments we make or actions we take before we receive the change. We will send you a written confirmation when we receive your request.

Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary. Under a contract with a non-natural owner that has joint annuitants, who continue to be spouses at the time of death, the surviving annuitant is considered the beneficiary, and will take the place of any other beneficiary. In a QP contract, the beneficiary must be the plan trust. Where an NQ contract is owned for the benefit of a minor pursuant to the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act, the beneficiary must be the estate of the minor. Where an IRA contract is owned in a custodial individual retirement account, the custodian must be the beneficiary.

The death benefit is equal to your account value or, if greater, the applicable Guaranteed minimum death benefit. In either case, the death benefit is increased by any amount applicable under the Earnings enhancement benefit. We determine the amount of the death benefit (other than the applicable Guaranteed minimum death benefit) and any amount applicable under the Earnings enhancement benefit, as of the date we receive satisfactory proof of the owner's (or older joint owner's, if applicable) death, any required instructions for the method of payment, forms necessary to effect payment and any other information we may require. However, this is not the case if the sole primary beneficiary of your contract is your spouse and he or she decides to roll over the death benefit to another contract issued by us. See "Effect of the owner's death" below. For Series CP(R) contracts, the account value used to determine the death benefit and the Earnings enhancement benefit will first be reduced by the amount of any credits applied in the one-year period prior to the owner's (or older joint owner's, if applicable) death. The amount of the applicable Guaranteed minimum death benefit will be such Guaranteed minimum death benefit as of the date of the owner's (or older joint owner's, if applicable) death adjusted for any subsequent withdrawals. Payment of the death benefit terminates the contract.

--------------------------------------------------------------------------------
WHEN WE USE THE TERMS OWNER AND JOINT OWNER, WE INTEND THESE TO BE REFERENCES
TO ANNUITANT AND JOINT ANNUITANT, RESPECTIVELY, IF THE CONTRACT HAS A NON-NATURAL OWNER. IF THE CONTRACT IS JOINTLY OWNED OR IS ISSUED TO A NON-NATURAL OWNER AND THE GWBL IS NOT IN EFFECT, THE DEATH BENEFIT IS PAYABLE UPON THE DEATH OF THE OLDER JOINT OWNER OR OLDER JOINT ANNUITANT, AS
APPLICABLE. UNDER CONTRACTS WITH GWBL, THE TERMS OWNER AND SUCCESSOR OWNER ARE INTENDED TO BE REFERENCES TO ANNUITANT AND JOINT ANNUITANT, RESPECTIVELY, IF
THE CONTRACT HAS A NON-NATURAL OWNER.
--------------------------------------------------------------------------------

Subject to applicable laws and regulations, you may impose restrictions on the timing and manner of the payment of the death benefit to your beneficiary. For example, your beneficiary designation may specify the form of death benefit payout (such as a life annuity), provided the payout you elect is one that we offer both at the time of designation and when the death benefit is payable. In general, the beneficiary will have no right to change the election.

You should be aware that (i) in accordance with current federal income tax rules, we apply a predetermined death benefit annuity payout election only if payment of the death benefit amount begins within one year following the date of death, which payment may not occur if the beneficiary has failed to provide all required information before the end of that period, (ii) we will not apply the predetermined death benefit payout election if doing so would violate any federal income tax rules or any other applicable law, and (iii) a beneficiary or a successor owner who continues the contract under one of the continuation options described below will have the right to change your annuity payout election.

In general, if the annuitant dies, the owner (or older joint owner, if applicable) will become the annuitant, and the death benefit is not payable. If the contract had joint annuitants, it will become a single annuitant contract.



EFFECT OF THE OWNER'S DEATH


In general, if the owner dies while the contract is in force, the contract terminates and the applicable death benefit is paid. If the contract is jointly owned, the death benefit is payable upon the death of the older owner. For Joint life contracts with GWBL, the death benefit is paid to the beneficiary at the death of the second to die of the owner and successor owner. No death benefit will be payable upon or after the contract's Annuity maturity date, which will never be later than the contract date anniversary following your 95th birthday.


There are various circumstances, however, in which the contract can be continued by a successor owner or under a Beneficiary continuation option. For contracts with spouses who are joint owners, the surviving spouse will automatically be able to continue the contract under the "Spousal continuation" feature or under our Beneficiary continuation option, as discussed below. For contracts with non-spousal joint owners, the joint owner will be able to continue the contract as a successor owner subject to the limitations discussed below under "Non-spousal joint owner contract continuation."

If you are the sole owner, your surviving spouse may have the option to:

..   take the death benefit proceeds in a lump sum;

..   continue the contract as a successor owner under "Spousal continuation" (if your spouse is the sole primary beneficiary) or under our Beneficiary continuation option, as discussed below; or

..   roll the death benefit proceeds over into another contract.

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                           PAYMENT OF DEATH BENEFIT

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If your surviving spouse rolls over the death benefit proceeds into a contract issued by us, the amount of the death benefit will be calculated as of the date we receive all requirements necessary to issue your spouse's new contract. Any death proceeds will remain invested in this contract until your spouse's new contract is issued. The amount of the death benefit will be calculated to equal the greater of the account value (as of the date your spouse's new contract is issued) and the applicable guaranteed minimum death benefit (as of the date of your death). This means that the death benefit proceeds could vary up or down, based on investment performance, until your spouse's new contract is issued.

If the surviving joint owner is not the surviving spouse, or, for single owner contracts, if the beneficiary is not the surviving spouse, federal income tax rules generally require payments of amounts under the contract to be made within five years of an owner's death (the "5-year rule"). In certain cases, an individual beneficiary or non-spousal surviving joint owner may opt to receive payments over his/her life (or over a period not in excess of his/her life expectancy) if payments commence within one year of the owner's death. Any such election must be made in accordance with our rules at the time of death. If the beneficiary of a contract with one owner or a younger non-spousal joint owner continues the contract under the 5-year rule, in general, all guaranteed benefits and their charges will end. For more information on non-spousal joint owner contract continuation, see the section immediately below.

NON-SPOUSAL JOINT OWNER CONTRACT CONTINUATION

Upon the death of either owner, the surviving joint owner becomes the sole owner.

Any death benefit (if the older owner dies first) or cash value (if the younger owner dies first) must be fully paid to the surviving joint owner within five years. The surviving owner may instead elect to receive a life annuity, provided payments begin within one year of the deceased owner's death. If the life annuity is elected, the contract and all benefits terminate.

If the older owner dies first, we will increase the account value to equal the Guaranteed minimum death benefit, if higher, and by the value of the Earnings enhancement benefit. The surviving owner can elect to (1) take a lump sum payment; (2) annuitize within one year; (3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option. For Series CP(R) contracts, if any contributions are made during the one-year period prior to the owner's death, the account value will first be reduced by any credits applied to any such contributions. If the contract continues, the Guaranteed minimum death benefit and charge and the GMIB and charge will then be discontinued. Withdrawal charges, if applicable under your Accumulator(R) Series contract, will no longer apply, and no additional contributions will be permitted.

If the younger owner dies first, the surviving owner can elect to (1) take a lump sum payment; (2) annuitize within one year; (3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option. If the contract continues, the death benefit is not payable, and the Guaranteed minimum death benefit and the Earnings enhancement benefit, if applicable, will continue without change. If the GMIB cannot be exercised within the period required by federal tax laws, the benefit and charge will terminate as of the date we receive proof of death. Withdrawal charges, if applicable under your Accumulator(R) Series contract, will continue to apply and no additional contributions will be permitted. If the GMIB converts to the GWBL, the provisions described in this paragraph will apply at the death of the younger owner, even though the GWBL is calculated using the age of the surviving older owner.

SPOUSAL CONTINUATION

If you are the contract owner and your spouse is the sole primary beneficiary or you jointly own the contract with your younger spouse, or if the contract owner is a non-natural person and you and your younger spouse are joint annuitants, your spouse may elect to continue the contract as successor owner upon your death. Spousal beneficiaries (who are not also joint owners) must be 85 or younger as of the date of the deceased spouse's death in order to continue the contract under Spousal continuation. The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules.

Upon your death, the younger spouse joint owner (for NQ contracts only) or the spouse beneficiary (under a single owner contract) may elect to receive the death benefit, continue the contract under our Beneficiary continuation option (as discussed below in this section) or continue the contract, as follows:

..   As of the date we receive satisfactory proof of your death, any required instructions, information and forms necessary, we will increase the account value to equal the elected Guaranteed minimum death benefit as of the date of your death if such death benefit is greater than such account value, plus any amount applicable under the Earnings enhancement benefit, and adjusted for any subsequent withdrawals. For Series CP(R) contracts, if any contributions are made during the one-year period prior to the owner's death, the account value will first be reduced by any credits applied to any such contributions. The increase in the account value will be allocated to the investment options according to the allocation percentages we have on file for your contract.

..   In general, withdrawal charges will no longer apply to contribu- tions made before your death. Withdrawal charges, if applicable, will apply if additional contributions are made.

..   The Annual Roll-up rate will operate as follows:

   -- If the original/older owner dies prior to the contract date anniversary when he/she is age 64 and withdrawals under the contract have begun, the annual roll-up rate for the contract is locked in at 4%, regardless of the age of the surviving spouse or when withdrawals begin under spousal continuation, and the benefit base will roll up to age 85 of the surviving spouse.

   -- If the original/older owner dies prior to the contract date anniversary when he/she is age 64 and withdrawals under the contract have not yet begun, the annual roll-up rate will be 4% if the first withdrawal from the contract occurs prior to the contract date anniversary when the original/older owner would have been age 64 and the annual roll-up rate

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                           PAYMENT OF DEATH BENEFIT
      will be 5% if the first withdrawal from the contract occurs on or after the contract date anniversary when the original/older owner would have been age 64.In either case, the benefit base will roll up to age 85 of the surviving spouse.

   -- If the original/older owner died on or after the contract date anniversary when he/she was age 64 and withdrawals under the contract began prior to the contract date anniversary when he/she was age 64, the annual roll-up rate for the contract is locked in at 4%, regardless of the age of the surviving spouse or when withdrawals begin under spousal continuation, and the benefit base will roll up to age 85 of the surviving spouse.

   -- If the original/older owner died on or after the contract date anniversary when he/she was age 64 and withdrawals under the contract began after the contract date anniversary when he/she was age 64, the annual roll-up rate for the contract would be locked in at 5%, regardless of the age of the surviving spouse or when withdrawals begin under spousal continuation, and the benefit base will roll up to age 85 of the surviving spouse.

   -- If the original/older owner died on or after the contract date anniversary when he/she was age 64 and withdrawals under the contract had not yet begun, the annual roll-up rate for the contract would be locked in at 5%, regardless of the age of the surviving spouse or when withdrawals begin under spousal continuation, and the benefit base will roll up to age 85 of the surviving spouse.

..   The applicable Guaranteed minimum death benefit, including the Guaranteed minimum death benefit under contracts in which the GMIB has converted to the GWBL, may continue as follows:

   -- If you elected the Highest Anniversary Value death benefit (either without GMIB or combined with the GMIB) and your spouse is age 80 or younger on the date of your death, and you were age 84 or younger at death, the Guaranteed minimum death benefit continues and will continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 85. If you were age 85 or older at death, we will reinstate the Guaranteed minimum death benefit you elected. The benefit base (which had previously been frozen at age 85) will now continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 85.

   -- If you elected the Highest Anniversary Value death benefit (either without GMIB or combined with the GMIB) and your surviving spouse is age 81 or older on the date of your death, the Guaranteed minimum death benefit and charge will be discontinued.

   -- If you elected either the "Greater of" GMDB I or "Greater of" GMDB II
      (combined with the GMIB) and your spouse is age 65 or younger on the date of your death, and you were age 84 or younger at death, the Guaranteed minimum death benefit continues and will continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 85. If you were age 85 or older at death, we will reinstate the Guaranteed minimum death benefit you elected. The benefit base (which had previously been frozen at age 85) will now continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 85.

   -- If you elected either the "Greater of" GMDB I or "Greater of" GMDB II
      (combined with the GMIB) and your surviving spouse is age 66 or older on the date of your death, the Guaranteed minimum death benefit and charge will be discontinued.

   -- If the Guaranteed minimum death benefit continues, the Roll-Up benefit base reset, if applicable, will be based on the surviving spouse's age at the time of your death. The next available reset will be based on the contract issue date or last reset, as applicable. The next available reset will also account for any time elapsed before the election of the Spousal continuation. This does not apply to contracts in which the GMIB has converted to the GWBL.

..   The Earnings enhancement benefit will be based on the surviving spouse's age at the date of the deceased spouse's death for the remainder of the life of the contract. If the benefit had been pre- viously frozen because the older spouse had attained age 85, it will be reinstated if the surviving spouse is age 75 or younger. The benefit is then frozen on the contract date anniversary after the surviving spouse reaches age 85. If the surviving spouse is age 76 or older, the benefit and charge will be discontinued.

..   The GMIB may continue if the benefit had not already terminated and the benefit will be based on the surviving spouse's age at the date of the deceased spouse's death. See "Guaranteed minimum income benefit ("GMIB")" in "Contract features and benefits" earlier in this Prospectus.

..   If you convert the GMIB to the GWBL on a Joint life basis, the benefit and charge will remain in effect and no death benefit is payable until the death of the surviving spouse. Withdrawal charges, if applicable, will continue to apply to all contributions made prior to the deceased spouse's death. No additional contributions will be permitted. If the GMIB converts to the GWBL on a Single life basis, the benefit and charge will terminate.

..   If the older owner of a Joint life contract under which the GMIB converted to the GWBL dies, and the younger spouse is age 75 or younger at the time of the older spouse's death, the elected Guaranteed minimum death benefit will continue to roll up and ratchet in accordance with its terms until the contract date anniversary following the surviving spouse's age 85. If the surviving spouse is age 76 or older at the time of the older spouse's death, the benefit will continue in force, but there will be no increase. Regardless of the age of the younger spouse, there will be no Roll-up benefit base reset.

..   If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant. If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract.

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                           PAYMENT OF DEATH BENEFIT

Where an NQ contract is owned by a Living Trust, as defined in the contract, and at the time of the annuitant's death the annuitant's spouse is the sole beneficiary of the Living Trust, the Trustee, as owner of the contract, may request that the spouse be substituted as annuitant as of the date of the annuitant's death. No further change of annuitant will be permitted.

Where an IRA contract is owned in a custodial individual retirement account, and your spouse is the sole beneficiary of the account, the custodian may request that the spouse be substituted as annuitant after your death.

For jointly owned NQ contracts, if the younger spouse dies first no death benefit is paid, and the contract continues as follows:

..   The Guaranteed minimum death benefit, the Earnings enhancement benefit and the GMIB continue to be based on the older spouse's age for the life of the contract.

..   If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant. If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract.

..   If the GMIB has converted to the GWBL, the benefit and charge will remain in effect and no death benefit is payable until the death of the surviving spouse.

..   The withdrawal charge schedule, if applicable, remains in effect.

If you divorce, Spousal continuation does not apply.


The determination of spousal status is made under applicable state law. In June 2013, the U.S. Supreme Court ruled that the portion of the federal Defense of Marriage Act that precluded same-sex marriages from being recognized for purposes of federal law was unconstitutional. The IRS adopted a rule recognizing the marriage of same-sex individuals validly entered into in a jurisdiction that authorizes same-sex marriages, even if the individuals are domiciled in a jurisdiction that does not recognize the marriage. The IRS also ruled that the term "spouse" does not include an individual who has entered into a registered domestic partnership, civil union, or other similar relationship that is not denominated as a "marriage" under the laws of that jurisdiction. Absent further guidance, we intend to continue administering the contract consistent with these IRS rulings. Therefore, exercise of any spousal continuation right under a contract by an individual who does not meet the definition of "spouse" under federal law may have adverse tax consequences. If you are married to a same-sex spouse, you have all of the rights and privileges under the contract as someone married to an opposite sex spouse. You should be aware that the U.S. Supreme Court has agreed to hear another case addressing same-sex marriage. It is not clear whether the outcome of this case will affect our procedures. Consult with a tax adviser for more information on this subject.


BENEFICIARY CONTINUATION OPTION

This feature permits a designated individual, on the contract owner's death, to maintain a contract with the deceased contract owner's name on it and receive distributions under the contract, instead of receiving the death benefit in a single sum. We make this option available to beneficiaries under traditional IRA, Roth IRA and NQ contracts, subject to state availability. Please speak with your financial professional or see Appendix IX later in this Prospectus for further information.

Where an IRA contract is owned in a custodial individual retirement account, the custodian may reinvest the death benefit in an individual retirement annuity contract, using the account beneficiary as the annuitant. Please speak with your financial professional for further information. For Joint life contracts with GWBL, the Beneficiary continuation option is only available after the death of the second owner.

BENEFICIARY CONTINUATION OPTION FOR TRADITIONAL IRA AND ROTH IRA CONTRACTS ONLY. The Beneficiary continuation option must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. If the election is made, then, as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the Beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value, plus any amount applicable under the Earnings enhancement benefit feature, adjusted for any subsequent withdrawals. For Series CP(R) contracts, the account value will first be reduced by any credits applied in a one-year period prior to the owner's death.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70 1/2, if such time is later. For traditional IRA contracts only, if you die before your Required Beginning Date for Required Minimum Distributions, as discussed later in this Prospectus in "Tax information" under "Individual retirement arrangements (IRAs)," the beneficiary may choose the "5-year rule" option instead of annual payments over life expectancy. The 5-year rule is always available to beneficiaries under Roth IRA contracts. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.

Under the Beneficiary continuation option for IRA and Roth IRA contracts:

..   The contract continues with your name on it for the benefit of your beneficiary.

..   The beneficiary replaces the deceased owner as annuitant.

..   This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

..   If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen.

..   The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

..   The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

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                           PAYMENT OF DEATH BENEFIT

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..   If any guaranteed benefits are in effect under the contract, they will no longer be in effect and charges for such benefits will stop.

..   The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges, if any, will apply.

..   Any partial withdrawal must be at least $300.

..   Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract.

..   Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

BENEFICIARY CONTINUATION OPTION FOR NQ CONTRACTS ONLY. This feature, also known as Inherited annuity, may only be elected when the NQ contract owner dies before the annuity maturity date, whether or not the owner and the annuitant are the same person. For purposes of this discussion, "beneficiary" refers to the successor owner. This feature must be elected within 9 months following the date of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy, determined on a term certain basis and in the year payments start. These payments must begin no later than one year after the date of your death and are referred to as "scheduled payments." The beneficiary may choose the "5-year rule" instead of scheduled payments over life expectancy. If the beneficiary chooses the 5-year rule, there will be no scheduled payments. Under the 5-year rule, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by the fifth anniversary of your death.

Under the Beneficiary continuation option for NQ contracts:

..   This feature is only available if the beneficiary is an individual. It is not available for any entity such as a trust, even if all of the beneficiaries of the trust are individuals.

..   The beneficiary automatically replaces the existing annuitant.

..   The contract continues with your name on it for the benefit of your beneficiary.

..   If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the respective beneficiary's own life expectancy, if scheduled payments are chosen.

..   The minimum amount that is required in order to elect the Beneficiary continuation option is $5,000 for each beneficiary.

..   The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

..   If any guaranteed benefits are in effect under the contract, they will no longer be in effect and charges for such benefits will stop.

..   If the beneficiary chooses the "5-year rule," withdrawals may be made at any time. If the beneficiary instead chooses scheduled payments, the beneficiary may take withdrawals, in addition to scheduled payments, at any time.

..   Any partial withdrawals must be at least $300.

..   Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract on the beneficiary's death.

..   Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking scheduled payments based on the remaining life expectancy of the deceased beneficiary (if scheduled payments were chosen) or to receive any remaining interest in the contract in a lump sum. We will pay any remaining interest in the contract in a lump sum if your beneficiary elects the 5-year rule. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

IF THE DECEASED IS THE OWNER OR THE OLDER JOINT OWNER:

..   As of the date we receive satisfactory proof of death and any required instructions, information and forms necessary to effect the Beneficiary continuation option, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value plus any amount applicable under the Earnings enhancement benefit adjusted for any subsequent withdrawals. For Series CP(R) contracts, the account value will first be reduced by any credits applied in a one-year period prior to the owner's death.

..   No withdrawal charges, if applicable, will apply to any withdrawals by the beneficiary.

IF THE DECEASED IS THE YOUNGER NON-SPOUSAL JOINT OWNER:

..   The annuity account value will not be reset to the death benefit amount.

..   The contract's withdrawal charge schedule, if applicable, will continue to be applied to any withdrawal or surrender other than scheduled payments; the contract's free withdrawal amount will continue to apply to withdrawals but does not apply to surrenders.

..   We do not impose a withdrawal charge on scheduled payments except if, when added to any withdrawals previously taken in the same contract year, including for this purpose a contract surrender, the total amount of withdrawals and scheduled payments exceed the free withdrawal amount. See the "Withdrawal charges" in "Charges and expenses" earlier in this Prospectus.

A surviving spouse should speak to his or her tax professional about whether Spousal continuation or the Beneficiary continuation option is appropriate for him or her. Factors to consider include but are not limited to the surviving spouse's age, need for immediate income and a desire to continue any guaranteed benefits under the contract.

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7. Tax information

--------------------------------------------------------------------------------

OVERVIEW

In this part of the Prospectus, we discuss the current federal income tax rules that generally apply to Accumulator(R) Series contracts owned by United States individual taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, traditional IRA, Roth IRA or QP. Therefore, we discuss the tax aspects of each type of contract separately.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted.

We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. We also do not discuss the Employee Retirement Income Security Act of 1974 ("ERISA"). Transfers of the contract, rights or values under the contract, or payments under the contract, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate, or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.

FATCA


Even though this section in the Prospectus discusses consequences to United States individuals you should be aware that the Foreign Account Tax Compliance Act ("FATCA") which applies beginning in 2014 to certain U.S.-source payments may require AXA Equitable and its affiliates to obtain specified documentation of an entity's status before payment is made in order to avoid punitive 30% FATCA withholding. The FATCA rules are initially directed at foreign entities, and may presume that various U.S. entities are "foreign" unless the U.S. entity has documented its U.S. status by providing Form W-9. Also, in future years FATCA and related rules may require us to document the status of certain contractholders, as well as report contract values and other information for such contractholders. For this reason AXA Equitable and its affiliates intend to require appropriate status documentation at purchase, change of ownership, and affected payment transactions including death benefit payments. FATCA and its related guidance is extraordinarily complex and its effect varies considerably by type of payor, type of payee and type of recipient.


CONTRACTS THAT FUND A RETIREMENT ARRANGEMENT

Generally, there are two types of funding vehicles that are available for Individual Retirement Arrangements ("IRAs"): an individual retirement annuity contract such as the ones offered in this Prospectus, or a custodial or trusteed individual retirement account. Annuity contracts can also be purchased in connection with retirement plans qualified under Section 401(a) of the Code ("QP contracts"). How these arrangements work, including special rules applicable to each, are described in the specific sections for each type of arrangement, below. You should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits compared with the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect.

Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding qualified plans and IRAs. For this purpose additional annuity contract benefits may include, but are not limited to, various guaranteed benefits such as the Guaranteed minimum income benefits and Guaranteed minimum death benefits. You should consider the potential implication of these Regulations before you purchase this annuity contract or purchase additional features under this annuity contract. See also Appendix III at the end of this Prospectus for a discussion of QP contracts.

TRANSFERS AMONG INVESTMENT OPTIONS

If permitted under the terms of the contract, you can make transfers among investment options inside the contract without triggering taxable income.

TAXATION OF NONQUALIFIED ANNUITIES

CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonquali-fied annuity contract.

CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

..   if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under the securities laws);

..   if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

..   if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

..   if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person). This provision

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   does not apply to a trust which is a mere agent or nominee for an individual, such as a grantor trust.

Federal tax law requires that all nonqualified deferred annuity contracts that AXA Equitable and its affiliates issue to you during the same calendar year be linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.

ANNUITY PAYMENTS

The following applies to an annuitization of the entire contract. In certain cases, the contract can be partially annuitized. See "Partial annuitization" below.

Annuitization under a Accumulator(R) Series contract occurs when your entire interest under the contract is or has been applied to one or more payout options intended to amortize amounts over your life or over a period certain generally limited by the period of your life expectancy. (We do not currently offer a period certain option without life contingencies.) Annuity payouts can also be determined on a joint life basis. After annuitization, no further contributions to the contract may be made, the annuity payout amount must be paid at least annually, and annuity payments cannot be stopped except by death or surrender (if permitted under the terms of the contract).

Annuitization payments that are based on life or life expectancy are considered annuity payments for income tax purposes. We include in annuitization payments GMIB payments, GWBL Maturity date annuity payments, and other annuitization payments available under your contract. We also include Guaranteed annual withdrawals that are continued after your account value goes to zero under a supplementary life annuity contract, as discussed under "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus.

Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your unrecovered investment in the contract. Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments. If you have a loss on a variable annuity payout in a taxable year, you may be able to adjust the tax-free amount in subsequent years.

Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.

Your rights to apply amounts under this contract to an annuity payout option are described elsewhere in this Prospectus. If you hold your contract to the maximum maturity age under the contract we require that a choice be made between taking a lump sum settlement of any remaining account value or applying any such account value to an annuity payout option we may offer at the time under the contract. If no affirmative choice is made, we will apply any remaining annuity value to the default option under the contract at such age. While there is no specific federal tax guidance as to whether or when an annuity contract is required to mature, or as to the form of the payments to be made upon maturity, we believe that this contract constitutes an annuity contract under current federal tax rules.

PARTIAL ANNUITIZATION

The consequences described above for annuitization of the entire contract apply to the portion of the contract which is partially annuitized. A nonqualified deferred annuity contract is treated as being partially annuitized if a portion of the contract is applied to an annuity payout option on a life-contigent basis or for a period certain of at least 10 years. In order to get annuity payment tax treatment for the portion of the contract applied to the annuity payout, payments must be made at least annually in substantially equal amounts, the payments must be designed to amortize the amount applied over life or the period certain, and the payments cannot be stopped, except by death or surrender (if permitted under the terms of the contract). The investment in the contract is split between the partially annuitized portion and the deferred amount remaining based on the relative values of the amount applied to the annuity payout and the deferred amount remaining at the time of the partial annuitization. Also, the partial annuitization has its own annuity starting date. We do not currently offer a period certain option without life contingencies.

WITHDRAWALS MADE BEFORE ANNUITY PAYMENTS BEGIN

If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a reduction of your investment in the contract and is not taxable.

Collateral assignments are taxable to the extent of any earnings in the contract at the time any portion of the contract's value is assigned as collateral. Therefore, if you assign your contract as collateral for a loan with a third party after the contract is issued, you may have taxable income even though you receive no payments under the contract. AXA Equitable will report any income attributable to a collateral assignment on Form 1099-R. Also, if AXA Equitable makes payments or distributions to the assignee pursuant to directions under the collateral assignment agreement, any gains in such payments may be taxable to you and reportable on Form 1099-R even though you do not receive them.

TAXATION OF LIFETIME WITHDRAWALS UNDER THE GUARANTEED WITHDRAWAL BENEFIT FOR
LIFE

We treat any withdrawals under the contract as non-annuity payments for income tax purposes. (This includes Guaranteed annual withdrawal amounts received after age 85 but before the Maturity Date. Payments made after the Maturity Date are discussed under "Annuity payments" above.)

EARNINGS ENHANCEMENT BENEFIT

In order to enhance the amount of the death benefit to be paid at the owner's death, you may purchase an Earnings enhancement benefit rider for your NQ contract. Although we regard this benefit as an investment protection feature which is part of the contract and which should have no adverse tax effect, it is possible that the IRS could

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take a contrary position or assert that the Earnings enhancement benefit rider is not part of the contract. In such a case, the charges for the Earnings enhancement benefit rider could be treated for federal income tax purposes as a partial withdrawal from the contract. If this were so, such a deemed withdrawal could be taxable, and for contract owners under age 59 1/2, also subject to a tax penalty. Were the IRS to take this position, AXA Equitable would take all reasonable steps to attempt to avoid this result, which could include amending the contract (with appropriate notice to you).

1035 EXCHANGES

You may purchase a nonqualified deferred annuity through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

..   the contract that is the source of the funds you are using to purchase the nonqualified deferred annuity contract is another nonqualified deferred annuity contract or life insurance or endowment contract.

..   the owner and the annuitant are the same under the source contract and the contract issued in exchange. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.

In some cases you may make a tax-deferred 1035 exchange from a nonqualified deferred annuity contract to a "qualified long-term care contract" meeting all specified requirements under the Code or an annuity contract with a "qualified long-term care contract" feature (sometimes referred to as a "combination annuity" contract).

The tax basis, also referred to as your investment in the contract, of the source contract carries over to the issued in exchange contract.

An owner may direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to purchase or contribute to another nonqualified deferred annuity contract on a tax-deferred basis. If requirements are met, the owner may also directly transfer amounts from a nonqualified deferred annuity contract to a "qualified long-term care contract" or "combination annuity" in such a partial 1035 exchange transaction. Special forms, agreement between the carriers, and provision of cost basis information may be required to process this type of an exchange.


If you are purchasing your contract through a Section 1035 exchange, you should be aware that AXA Equitable cannot guarantee that the exchange from the source contract to the contract you are applying for will be treated as a Section 1035 exchange; the insurance company issuing the source contract controls the tax information reporting of the transaction as a Section 1035 exchange. Because information reports are not provided and filed until the calendar year after the exchange transaction, the insurance company issuing the source contract shows its agreement that the transaction is a 1035 exchange by providing to us the cost basis of the exchanged source contract when it transfers the money to us on your behalf.


Even if the contract owner and the insurance companies agree that a full or partial 1035 exchange is intended, the IRS has the ultimate authority to review the facts and determine that the transaction should be recharacterized as taxable in whole or in part.

Section 1035 exchanges are generally not available after the death of the owner. The destination contract must meet specific post-death payout requirements to prevent avoidance of the death of owner rules. See "Payment of death benefit".

SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.

DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH

For the rules applicable to death benefits, see "Payment of death benefit" earlier in this Prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.

Under the Beneficiary continuation option, the tax treatment of a withdrawal after the death of the owner taken as a single sum or taken as withdrawals under the 5-year rule is generally the same as the tax treatment of a withdrawal from or surrender of your contract.

EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59 1/2, a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions made:

..   on or after your death; or

..   because you are disabled (special federal income tax definition); or

..   in the form of substantially equal periodic payments at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method.

..   please note that it is your responsibility to claim the penalty exception on your own income tax return and to document eligibility for the exception to the IRS.

..   Please note that it is your responsibility to claim the penalty exception on your own income tax return and to document eligibility for the exception to the IRS.

INVESTOR CONTROL ISSUES

Under certain circumstances, the IRS has stated that you could be treated as the owner (for tax purposes) of the assets of Separate Account No. 70. If you were treated as the owner, you would be taxable on income and gains attributable to the shares of the underlying portfolios.

The circumstances that would lead to this tax treatment would be that, in the opinion of the IRS, you could control the underlying investment of Separate Account No. 70. The IRS has said that the owners of variable annuities will not be treated as owning the separate account assets provided the underlying portfolios are restricted to variable life and annuity assets. The variable annuity owners must have the right only to choose among the Portfolios, and must have no right to direct the particular investment decisions within the Portfolios.

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Although we believe that, under current IRS guidance, you would not be treated as the owner of the assets of Separate Account No. 70, there are some issues that remain unclear. For example, the IRS has not issued any guidance as to whether having a larger number of Portfolios available, or an unlimited right to transfer among them, could cause you to be treated as the owner. We do not know whether the IRS will ever provide such guidance or whether such guidance, if unfavorable, would apply retroactively to your contract. Furthermore, the IRS could reverse its current guidance at any time. We reserve the right to modify your contract as necessary to prevent you from being treated as the owner of the assets of Separate Account No. 70.

ADDITIONAL TAX ON NET INVESTMENT INCOME

Taxpayers who have modified adjusted gross income ("MAGI") over a specified amount and who also have specified net investment income in any year may have to pay an additional surtax of 3.8%. (This tax has been informally referred to as the "Net Investment Income Tax" or "NIIT"). For this purpose net investment income includes distributions from and payments under nonqualified annuity contracts. The threshold amount of MAGI varies by filing status: $200,000 for single filers; $250,000 for married taxpayers filing jointly, and $125,000 for married taxpayers filing separately. The tax applies to the lesser of a) the amount of MAGI over the applicable threshold amount or b) the net investment income. You should discuss with your tax adviser the potential effect of this tax.

INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)

GENERAL

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets funding the account for the benefit of the IRA owner. The assets typically include mutual funds and/or individual stocks and/or securities in a custodial account, and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

..   Traditional IRAs, typically funded on a pre-tax basis; and

..   Roth IRAs, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral regardless of the funding vehicle selected.


You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publications 590-A ("Contributions to Individual Retirement Arrangements (IRAs)") and 590-B ("Distributions from Individual Retirement Arrangements (IRAs)"). These publications are usually updated annually, and can be obtained by contacting the IRS or from the IRS website (www.irs.gov).


AXA Equitable designs its IRA contracts to qualify as individual retirement annuities under Section 408(b) of the Internal Revenue Code. You may purchase the contract as a traditional IRA or Roth IRA. We also offer Inherited IRA contracts for payment of post-death required minimum distributions from traditional IRAs and Roth IRAs. Inherited IRA contracts are available for all Accumulator(R) Series contracts except Series CP(R).

This Prospectus contains the information that the IRS requires you to have before you purchase an IRA. The first section covers some of the special tax rules that apply to traditional IRAs. The next section covers Roth IRAs. The disclosure generally assumes direct ownership of the individual retirement annuity contract. For contracts owned in a custodial individual retirement account, the disclosure will apply only if you terminate your account or transfer ownership of the contract to yourself.

We describe the amount and types of charges that may apply to your contributions under "Charges and expenses" earlier in this Prospectus. We describe the method of calculating payments under "Accessing your money" earlier in this Prospectus. We do not guarantee or project growth in any variable income annuitization option payments (as opposed to payments from a fixed income annuitization option).

We have not applied for opinion letters approving the respective forms of the traditional IRA and Roth IRA contracts (including Inherited IRA contracts) for use as a traditional and Roth IRA, respectively. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

You can cancel any version of the Accumulator(R) Series IRA contract (traditional IRA or Roth IRA) by following the directions in "Your right to cancel within a certain number of days" under "Contract features and benefits" earlier in this Prospectus. If you cancel a traditional IRA or Roth IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (TRADITIONAL IRAS)

CONTRIBUTIONS TO TRADITIONAL IRAS. Individuals may make three different types of contributions to purchase a traditional IRA or as subsequent contributions to an existing IRA:

..   "regular" contributions out of earned income or compensation; or

..   tax-free "rollover" contributions; or

..   direct custodian-to-custodian transfers from other traditional IRAs
    ("direct transfers").

When you make a contribution to your IRA, we require you to tell us whether it is a regular contribution, rollover contribution, or direct transfer contribution, and to supply supporting documentation in some cases.

Because the minimum initial contribution AXA Equitable requires to purchase this contract is larger than the maximum regular contribution

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you can make to an IRA for a taxable year, this contract must be purchased through a rollover or direct transfer contribution. Subsequent contributions may also be "regular" contributions out of compensation.

REGULAR CONTRIBUTIONS TO TRADITIONAL IRAS


LIMITS ON CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,500 is the maximum amount that you may contribute to all IRAs (traditional IRAs and Roth IRAs) for 2015, after adjustment for cost-of-living changes. When your earnings are below $5,500, your earned income or compensation for the year is the most you can contribute. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA. You cannot make regular traditional IRA contributions for the tax year in which you reach age 70 1/2 or any tax year after that.


If you are at least age 50 at any time during the taxable year for which you are making a regular contribution to your IRA, you may be eligible to make additional "catch-up contributions" of up to $1,000 to your traditional IRA.

SPECIAL RULES FOR SPOUSES. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation or compensation under $5,500, married individuals filing jointly can contribute up to $11,000 per year to any combination of traditional IRAs and Roth IRAs. Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa. The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $5,500 can be contributed annually to either spouse's traditional and Roth IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age 70 1/2 or over can contribute up to the lesser of $5,500 or 100% of "earned income" to a traditional IRA for a non-working spouse until the year in which the nonworking spouse reaches age 70 1/2. Catch-up contributions may be made as described above for spouses who are at least age 50 but under age 70 1/2 at any time during the taxable year for which the contribution is made.

DEDUCTIBILITY OF CONTRIBUTIONS. The amount of traditional IRA contributions that you can deduct for a taxable year depends on whether you are covered by an employer-sponsored tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.


The federal tax rules governing contributions to IRAs made from current compensation are complex and are subject to numerous technical requirements and limitations which vary based on an individual's personal situation (including his/her spouse). IRS Publication 590-A, "Contributions to Individual Retirement Arrangements (IRAs)" which is updated annually and is available at www.irs.gov, contains pertinent explanations of the rules applicable to the current year. The amount of permissible contributions to IRAs, the amount of IRA contributions which may be deductible, and the individual's income limits for determining contributions and deductions all may be adjusted annually for cost of living.

NONDEDUCTIBLE REGULAR CONTRIBUTIONS. If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the non-working spouse's traditional IRA) may not, however, exceed the maximum $5,000 per person limit for the applicable taxable year ($5,500 for 2015 after adjustment). The dollar limit is $1,000 higher for people eligible to make age 50-70 1/2"catch-up" contributions ($6,500 for 2015). You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, payments and transfers of funds out of traditional IRAs" later in this section for more information.


If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.

WHEN YOU CAN MAKE REGULAR CONTRIBUTIONS. If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a taxable year. Make sure you designate the year for which you are making the contribution.

ROLLOVER AND DIRECT TRANSFER CONTRIBUTIONS TO TRADITIONAL IRAS

Rollover contributions may be made to a traditional IRA from these "eligible retirement plans":

..   qualified plans;

..   governmental employer 457(b) plans;

..   403(b) plans; and

..   other traditional IRAs.

Direct transfer contributions may only be made directly from one traditional IRA to another.

Any amount contributed to a traditional IRA after you reach age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

ROLLOVERS FROM "ELIGIBLE RETIREMENT PLANS" OTHER THAN TRADITIONAL IRAS

Your plan administrator will tell you whether or not your distribution is eligible to be rolled over. Spousal beneficiaries and spousal alternate payees under qualified domestic relations orders may roll over funds on the same basis as the plan participant. A non-spousal death beneficiary may also be able to make a direct rollover to an inherited IRA contract with special rules and restrictions under certain circumstances.

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There are two ways to do rollovers:

..   Do it yourself: You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your eligible retirement plan will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

..   Direct rollover: You tell the trustee or custodian of the eligible retirement plan to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a qualified plan, 403(b) plan or governmental employer 457(b) plan are eligible rollover distributions, unless the distributions are:

..   "required minimum distributions" after age 70 1/2 or retirement from service with the employer; or

..   substantially equal periodic payments made at least annually for your life
    (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

..   substantially equal periodic payments made for a specified period of 10 years or more; or

..   hardship withdrawals; or

..   corrective distributions that fit specified technical tax rules; or

..   loans that are treated as distributions; or

..   death benefit payments to a beneficiary who is not your surviving spouse; or

..   qualified domestic relations order distributions to a beneficiary who is not your current spouse or former spouse.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan such as a traditional IRA, and subsequently take a premature distribution.


Rollovers from an eligible retirement plan to a traditional IRA are not subject to the "one-per-year limit" noted later in this section.


ROLLOVERS OF AFTER-TAX CONTRIBUTIONS FROM ELIGIBLE RETIREMENT PLANS OTHER THAN TRADITIONAL IRAS

Any non-Roth after-tax contributions you have made to a qualified plan or 403(b) plan (but not a governmental employer 457(b) plan) may be rolled over to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that traditional IRA. See "Taxation of Payments" later in this section under "Withdrawals, payments and transfers of funds out of traditional IRAs." After-tax contributions in a traditional IRA cannot be rolled over from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan.

ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS


You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. We call this the "one-per-year limit." It is the IRA owner's responsibility to determine if this rule is met. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.


SPOUSAL ROLLOVERS AND DIVORCE-RELATED DIRECT TRANSFERS

The surviving spouse beneficiary of a deceased individual can roll over funds from, or directly transfer funds from, the deceased spouse's traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

EXCESS CONTRIBUTIONS TO TRADITIONAL IRAS

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

..   regular contributions of more than the maximum regular contribution amount for the applicable taxable year; or

..   regular contributions to a traditional IRA made after you reach age 70 1/2
    ; or

..   rollover contributions of amounts which are not eligible to be rolled over, for example, minimum distributions required to be made after age 70 1/2.


You can avoid or limit the excise tax by withdrawing an excess contribution (rollover or regular). See IRS Publications 590-A and 590-B for further details.


RECHARACTERIZATIONS

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF TRADITIONAL IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

TAXATION OF PAYMENTS. Amounts distributed from traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also taxable.

We report all payments from traditional IRA contracts on IRS Form 1099-R. You are responsible for reporting these amounts correctly on

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your individual income tax return and keeping supporting records. Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income.

If you have ever made nondeductible (after-tax) IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax-free when you get distributions from any traditional IRA. It is your responsibility to keep permanent tax records of all of your nondeductible contributions to traditional IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax-free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

A distribution from a traditional IRA is not taxable if:


..   the amount received is a withdrawal of certain excess contributions, as described in IRS Publications 590-A and 590-B; or


..   the entire amount received is rolled over to another traditional IRA or other eligible retirement plan which agrees to accept the funds. (See "Rollovers from eligible retirement plans other than traditional IRAs" under "Rollover and direct transfer contributions to traditional IRAs" earlier in this section for more information.)

The following are eligible to receive rollovers of distributions from a traditional IRA: a qualified plan, a 403(b) plan or a governmental employer 457(b) plan. After-tax contributions in a traditional IRA cannot be rolled from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan. Before you decide to roll over a distribution from a traditional IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

Distributions from a traditional IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for certain distributions from qualified plans. If you might be eligible for such tax treatment from your qualified plan, you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a "conduit IRA" before being rolled back into a qualified plan. See your tax adviser.


IRA DISTRIBUTIONS DIRECTLY TRANSFERRED TO CHARITY. Specified distributions from IRAs directly transferred to charitable organizations have been tax-free to IRA owners age 70 1/2 or older in past years. This is a temporary provision and must be extended by Congress to be in effect for a particular year. In past years Congress has sometimes extended this provision retroactively. You can direct AXA Equitable to make a distribution directly to a charitable organization you request whether or not such distribution might be eligible for favorable tax treatment. If favorable tax treatment is important to you, you should check with your own tax adviser to see if this provision is in effect before you request a charitable direct transfer from your IRA.


REQUIRED MINIMUM DISTRIBUTIONS

BACKGROUND ON REGULATIONS -- REQUIRED MINIMUM DISTRIBUTIONS. Distributions must be made from traditional IRAs according to rules contained in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts. For this purpose additional annuity contract benefits may include, but are not limited to, guaranteed benefits. This could increase the amount required to be distributed from the contracts if you take annual withdrawals instead of annuitizing. Please consult your tax adviser concerning applicability of these complex rules to your situation.

LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your traditional IRAs for the year in which you turn age 70 1/2.

WHEN YOU HAVE TO TAKE THE FIRST LIFETIME REQUIRED MINIMUM DISTRIBUTION. The first required minimum distribution is for the calendar year in which you turn age 70 1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70 1/2, or to delay taking it until the first three-month period in the next calendar year (January 1st -- April 1st). Distributions must start no later than your "Required Beginning Date", which is April 1st of the calendar year after the calendar year in which you turn age 70 1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS. There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."

ACCOUNT-BASED METHOD. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change. If you initially choose an account-based method, you may later apply your traditional IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

ANNUITY-BASED METHOD. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS? No. If you want, you can choose a different method for each of your traditional IRAs and other retire-

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ment plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan and an account-based annual withdrawal from another IRA.

WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our "automatic required minimum distribution (RMD) service." Even if you do not enroll in our service, we will calculate the amount of the required minimum distribution withdrawal for you, if you so request in writing. However, in that case you will be responsible for asking us to pay the required minimum distribution withdrawal to you.


Also, if you are taking account-based withdrawals from all of your traditional IRAs, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.


WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa.

WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that you are within the age group which must take lifetime required minimum distributions. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? These could vary depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes that you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

INDIVIDUAL BENEFICIARY. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owner's death. No distribution is required before that fifth year.

SPOUSAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70 1/2, or roll over amounts from your traditional IRA into his/her own traditional IRA or other eligible retirement plan.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70 1/2.

NON-INDIVIDUAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is a non-individual, such as the estate, the rules permit the beneficiary to calculate post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. HOWEVER, NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

If you die before your Required Beginning Date for lifetime required minimum distribution payments, and the death beneficiary is a non-individual, such as the estate, the rules continue to apply the 5-year rule discussed earlier under "Individual beneficiary." Please NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

SPOUSAL CONTINUATION

If the contract is continued under Spousal continuation, the required minimum distribution rules are applied as if your surviving spouse is the contract owner.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

IRA death benefits are taxed the same as IRA distributions.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59 1/2 before the first day of that tax year.

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EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59 1/2. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions:

..   made on or after your death; or

..   made because you are disabled (special federal income tax definition); or

..   used to pay certain extraordinary medical expenses (special federal income tax definition); or

..   used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

..   used to pay certain first-time home buyer expenses (special federal income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

..   used to pay certain higher education expenses (special federal income tax definition); or

..   in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method.

Please note that it is your responsibility to claim the penalty exception on your own income tax return and to document eligibility for the exception to the IRS.

To meet the substantially equal periodic payments exception, you could elect the substantially equal withdrawals option. See "Substantially equal withdrawals" under "Accessing your money" earlier in this Prospectus. We will calculate the substantially equal annual payments using your choice of IRS-approved methods we offer. Although substantially equal withdrawals are not subject to the 10% penalty tax, they are taxable as discussed in "Withdrawals, payments and transfers of funds out of traditional IRAs" earlier in this section. Once substantially equal withdrawals begin, the distributions should not be stopped or changed until after the later of your reaching age 59 1/2 or five years after the date of the first distribution, or the penalty tax, including an interest charge for the prior penalty avoidance, may apply to all prior distributions under either option. Also, it is possible that the IRS could view any additional withdrawal or payment you take from, or any additional contributions or transfers you make to, your contract as changing your pattern of substantially equal withdrawals for purposes of determining whether the penalty applies.

ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRAS)

This section of the Prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "traditional IRAs."

The Accumulator(R) Series Roth IRA contract is designed to qualify as a Roth individual retirement annuity under Sections 408A(b) and 408(b) of the Internal Revenue Code.

CONTRIBUTIONS TO ROTH IRAS

Individuals may make four different types of contributions to a Roth IRA:

..   regular after-tax contributions out of earnings; or

..   taxable rollover contributions from traditional IRAs or other eligible retirement plans ("conversion rollover" contributions); or

..   tax-free rollover contributions from other Roth individual retirement arrangements or designated Roth accounts under defined contribution plans;
    or

..   tax-free direct custodian-to-custodian transfers from other Roth IRAs
    ("direct transfers").

Regular after-tax, direct transfer and rollover contributions may be made to a Roth IRA contract. See "Rollovers and direct transfer contributions to Roth IRAs" later in this section for more information. If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.

Because the minimum initial contribution required to purchase this contract is larger than the maximum regular contribution you can make to an IRA for a taxable year, this contract must be purchased through a rollover or direct transfer contribution. Subsequent contributions may also be "regular" contributions out of compensation.

REGULAR CONTRIBUTIONS TO ROTH IRAS


LIMITS ON REGULAR CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,500 is the maximum amount that you may contribute to all IRAs (traditional IRAs and Roth IRAs) for 2015, after adjustment for cost-of-living changes. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce your ability to contribute to traditional IRAs and vice versa. When your earnings are below $5,500, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion under "Special rules for spouses" earlier in this section under traditional IRAs.


If you or your spouse are at least age 50 at any time during the taxable year for which you are making a regular contribution, you may be eligible to make additional catch-up contributions of up to $1,000.


With a Roth IRA, you can make regular contributions when you reach 70 1/2, as long as you have sufficient earnings. The amount of permissible contributions to Roth IRAs for any year depends on the individual's income limits and marital status. For example, if you are married and filing separately for any year your ability to make regular Roth IRA contributions is greatly limited. The amount of permissible contributions and income limits may be adjusted annually for cost of living. Please consult IRS Publication 590-A, "Contributions to Individual Retirement Arrangements (IRAs)" for the rules applicable to the current year.


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WHEN YOU CAN MAKE CONTRIBUTIONS. Same as traditional IRAs.

DEDUCTIBILITY OF CONTRIBUTIONS. Roth IRA contributions are not tax deductible.

ROLLOVERS AND DIRECT TRANSFER CONTRIBUTIONS TO ROTH IRAS

WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS?

The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee or issuer to transfer the first Roth IRA funds directly to the recipient Roth IRA custodian, trustee or issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover transactions between identical plan types. However, you can only make rollovers between different plan types (for example, traditional IRA to Roth IRA).

You may make rollover contributions to a Roth IRA from these sources only:

..   another Roth IRA;

..   a traditional IRA, including a SEP-IRA or SIMPLE IRA (after a two-year rollover limitation period for SIMPLE IRA funds), in a taxable conversion rollover ("conversion rollover");

..   a "designated Roth contribution account" under a 401(k) plan, 403(b) plan, or governmental employer Section 457(b) plan (direct or 60-day); or

..   from non-Roth accounts under another eligible retirement plan, as described below under "Conversion rollover contributions to Roth IRAs."

You may make direct transfer contributions to a Roth IRA only from another Roth IRA.


You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. We call this the "one-per-year limit." It is the Roth IRA owner's responsibility to determine if this rule is met. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.


The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

CONVERSION ROLLOVER CONTRIBUTIONS TO ROTH IRAS

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Amounts can also be rolled over from non-Roth accounts under another eligible retirement plan, including a Code
Section 401(a) qualified plan, a 403(b) plan, and a governmental employer
Section 457(b) plan.


Unlike a rollover from a traditional IRA to another traditional IRA, a conversion rollover transaction from a traditional IRA or other eligible retirement plan to a Roth IRA is not tax-free. Instead, the distribution from the traditional IRA or other eligible retirement plan is generally fully taxable. If you are converting all or part of a traditional IRA, and you have ever made nondeductible regular contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro rata portion of the distribution is tax-free. Even if you are under age 59 1/2, the early distribution penalty tax does not apply to conversion rollover contributions to a Roth IRA. Conversion rollover contributions to Roth IRAs are not subject to the "one-per-year limit" noted earlier in this section.


You cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA or other eligible retirement plan are subject to the lifetime annual required minimum distribution rules.

You cannot convert and reconvert an amount during the same taxable year, or if later, during the 30-day period following a recharacterization. If you reconvert during either of these periods, it will be a failed Roth IRA conversion.

The IRS and Treasury have issued Treasury Regulations addressing the valuation of annuity contracts funding traditional IRAs in the conversion to Roth IRAs. Although these Regulations are not clear, they could require an individual's gross income on the conversion of a traditional IRA to a Roth IRA to be measured using various actuarial methods and not as if the annuity contract funding the traditional IRA had been surrendered at the time of conversion. This could increase the amount of income reported in certain circumstances.

RECHARACTERIZATIONS

You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution.

HOW TO RECHARACTERIZE. To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a deemed trustee-to-trustee transfer. If the transfer is made by the due date (including extensions) for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA. It will be treated as having been made to the second IRA on the same date that it was actually made to the first IRA. You must report the recharacterization and must treat the contribution as having been made to the second IRA, instead of the first IRA, on your tax return for the year during which the contribution was made.

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The contribution will not be treated as having been made to the second IRA unless the transfer includes any net income allocable to the contribution. You can take into account any loss on the contribution while it was in the IRA when calculating the amount that must be transferred. If there was a loss, the net income you must transfer may be a negative amount.

No deduction is allowed for the contribution to the first IRA and any net income transferred with the recharacterized contribution is treated as earned in the second IRA. The contribution will not be treated as having been made to the second IRA to the extent any deduction was allowed with respect to the contribution to the first IRA.

For recharacterization purposes, a distribution from a traditional IRA that is received in one tax year and rolled over into a Roth IRA in the next year, but still within 60 days of the distribution from the traditional IRA, is treated as a contribution to the Roth IRA in the year of the distribution from the traditional IRA.

Roth IRA conversion contributions from a SEP-IRA or SIMPLE IRA can be recharacterized to a SEP-IRA or SIMPLE IRA (including the original SEP-IRA or SIMPLE IRA). You cannot recharacterize back to the original plan a contribution directly rolled over from an eligible retirement plan which is not a traditional IRA.

The recharacterization of a contribution is not treated as a rollover for purposes of the 12 month limitation period described above. This rule applies even if the contribution would have been treated as a rollover contribution by the second IRA if it had been made directly to the second IRA rather than as a result of a recharacterization of a contribution to the first IRA.

To recharacterize a contribution, you must use our forms.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.

DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also distributions.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to special favorable ten-year averaging and long-term capital gain treatment available in limited cases to certain distributions from qualified plans.

The following distributions from Roth IRAs are free of income tax:

..   rollovers from a Roth IRA to another Roth IRA;

..   direct transfers from a Roth IRA to another Roth IRA;

..   qualified distributions from a Roth IRA; and

..   return of excess contributions or amounts recharacterized to a traditional
    IRA.

QUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includible in income:

..   you are age 59 1/2 or older; or

..   you die; or

..   you become disabled (special federal income tax definition); or

..   your distribution is a "qualified first-time homebuyer distribution"
    (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).

NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Nonqualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them), there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1)Regular contributions.

(2)Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

   (a)Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

   (b)Nontaxable portion.

(3)Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

To determine the taxable amount distributed, distributions and contributions are aggregated or grouped, then added together as follows:

(1)All distributions made during the year from all Roth IRAs you maintain -- with any custodian or issuer -- are added together.

(2)All regular contributions made during and for the year (contributions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.

(3)All conversion contributions made during the year are added together.

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Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.

REQUIRED MINIMUM DISTRIBUTIONS DURING LIFE

Lifetime required minimum distributions do not apply.

REQUIRED MINIMUM DISTRIBUTIONS AT DEATH

Same as traditional IRA under "What are the required minimum distribution payments after you die?", assuming death before the Required Beginning Date.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

Same as traditional IRA.

EXCESS CONTRIBUTIONS TO ROTH IRAS

Generally the same as traditional IRA, except that regular contributions made after age 70 1/2 are not excess contributions.

Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over.

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.

EARLY DISTRIBUTION PENALTY TAX

Same as traditional IRA.

FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts and specified tax-favored savings or retirement plans or arrangements. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

..   We might have to withhold and/or report on amounts we pay under a free look or cancellation.

..   We are required to withhold on the gross amount of a distribution from a
    Roth IRA to the extent it is reasonable for us to believe that a distribution is includible in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable.

Special withholding rules apply to United States citizens residing outside of the United States, foreign recipients, and certain U. S. entity recipients which are treated as foreign because they fail to document their U.S. status before payment is made. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to United States persons living abroad and non-United States persons (including U.S. entities treated as foreign) prior to processing any requested transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. In some states, you may elect out of state withholding, even if federal withholding applies. In some states, the income tax withholding is completely independent of federal income tax withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.

FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS


Federal tax rules require payers to withhold differently on "periodic" and "non-periodic" payments. Payers are to withhold from periodic annuity payments as if the payments were wages. The annuity contract owner is to specify marital status and the number of withholding exemptions claimed on an IRS Form W-4P or similar substitute election form. If the owner does not claim a different number of withholding exemptions or marital status, the payer is to withhold assuming that the owner is married and claiming three withholding exemptions. If the owner does not provide the owner's correct Taxpayer Identification Number, a payer is to withhold from periodic annuity payments as if the owner were single with no exemptions.


A contract owner's withholding election remains effective unless and until the owner revokes it. The contract owner may revoke or change a withholding election at any time.

FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

Non-periodic distributions include partial withdrawals, total surrenders and death benefits. Payers generally withhold federal income tax at a flat 10% rate from (i) the taxable amount in the case of nonqualified contracts, and (ii) the payment amount in the case of traditional IRAs and Roth IRAs, where it is reasonable to assume an amount is includible in gross income.

As described below, there is no election out of federal income tax withholding if the payment is an eligible rollover distribution from a qualified plan. If a non-periodic distribution from a qualified plan is not an eligible rollover distribution then election out is permitted. If there is no election out, the 10% withholding rate applies.

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SPECIAL RULES FOR CONTRACTS FUNDING QUALIFIED PLANS

The plan administrator is responsible for making all required notifications on tax matters to plan participants and to the IRS. See Appendix III at the end of this Prospectus.

MANDATORY WITHHOLDING FROM QUALIFIED PLAN DISTRIBUTIONS

Unless the distribution is directly rolled over to another eligible retirement plan, eligible rollover distributions from qualified plans are subject to mandatory 20% withholding. The plan administrator is responsible for withholding from qualified plan distributions and communicating to the recipient whether the distribution is an eligible rollover distribution.

IMPACT OF TAXES TO AXA EQUITABLE

The contracts provide that we may charge Separate Account No. 70 for taxes. We do not now, but may in the future set up reserves for such taxes.

We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

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8. More information

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ABOUT SEPARATE ACCOUNT NO. 70

Each variable investment option is a subaccount of Separate Account No. 70. We established Separate Account No. 70 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options (including the AXA Ultra Conservative Strategy investment option) for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 70 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options (including the AXA Ultra Conservative Strategy investment option) under our contracts. For example, we may withdraw amounts from Separate Account No. 70 that represent our investments in Separate Account No. 70 or that represent fees and charges under the contracts that we have earned. Also, we may, at our sole discretion, invest Separate Account No. 70 assets in any investment permitted by applicable law. The results of Separate Account No. 70 operations are accounted for without regard to AXA Equitable's other operations. The amount of some of our obligations under the contracts is based on the assets in Separate Account
No. 70. However, the obligations themselves are obligations of AXA Equitable.

Separate Account No. 70 is registered under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account No. 70. Although Separate Account No. 70 is registered, the SEC does not monitor the activity of Separate Account No. 70 on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) within Separate Account No. 70 invests in shares issued by the corresponding Portfolio of its Trust.

We reserve the right subject to compliance with laws that apply:

(1)to add variable investment options to, or to remove variable investment options from, Separate Account No. 70, or to add other separate accounts;

(2)to combine any two or more variable investment options;

(3)to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4)to operate Separate Account No. 70 or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account No. 70 or a variable investment option directly);

(5)to deregister Separate Account No. 70 under the Investment Company Act of
   1940;

(6)to restrict or eliminate any voting rights as to Separate Account No. 70;

(7)to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies;

(8)to close a variable investment option to transfers and contributions; and

(9)to limit the number of variable investment options which you may elect.

If the exercise of these rights results in a material change in the underlying investment of Separate Account No. 70, you will be notified of such exercise, as required by law.

ABOUT THE TRUSTS

The Trusts are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each Portfolio.

The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on the Trusts' shares are reinvested in full. The Board of Trustees of each Trust serves for the benefit of each Trust's shareholders. The Board of Trustees may take many actions regarding the Portfolios (for example, the Board of Trustees can establish additional Portfolios or eliminate existing Portfolios; change Portfolio investment objectives; and change Portfolio investment policies and strategies). In accordance with applicable law, certain of these changes may be implemented without a shareholder vote and, in certain instances, without advanced notice. More detailed information about certain actions subject to notice and shareholder vote for each Trust, and other information about the Portfolios, including portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 plan and other aspects of its operations, appears in the prospectuses for each Trust, which generally accompany this prospectus, or in their respective SAIs, which are available upon request.

ABOUT THE GENERAL ACCOUNT

This contract is offered to customers through various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any liability with respect to a contract's account value or any guaranteed benefits with which the contract was issued. AXA Equitable is solely responsible to the contract owner for the contract's account value and such guaranteed benefits. The general obligations and any guaranteed benefits under the contract are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. An owner should look to the financial strength of AXA Equitable for its claims-paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer's

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general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options (including the AXA Ultra Conservative Strategy investment option). You may also speak with your financial representative. For Series CP(R) contracts, credits allocated to your account value are funded from our general account.

The general account is subject to regulation and supervision by the New York State Department of Financial Services and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The contract is a "covered security" under the federal securities laws.

We have been advised that the staff of the SEC has not reviewed the portions of this Prospectus that relate to the general account . The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ABOUT OTHER METHODS OF PAYMENT

WIRE TRANSMITTALS AND ELECTRONIC APPLICATIONS

We accept initial and subsequent contributions sent by wire to our processing office by agreement with certain broker-dealers. Such transmittals must be accompanied by information we require to allocate your contribution. Wire orders not accompanied by complete information may be retained as described under "How you can make your contributions" under "Contract features and benefits" earlier in this Prospectus.

Even if we accept the wire order and essential information, a contract generally will not be issued until we receive and accept a properly completed application. In certain cases we may issue a contract based on information provided through certain broker-dealers with which we have established electronic facilities. In any such cases, you must sign our Acknowledgement of Receipt form.

Where we require a signed application, the above procedures do not apply and no financial transactions will be permitted until we receive the signed application and have issued the contract. Where we issue a contract based on information provided through electronic facilities, we require an Acknowledgement of Receipt form, and financial transactions are only permitted if you request them in writing, sign the request and have it signature guaranteed, until we receive the signed Acknowledgement of Receipt form. After your contract has been issued, additional contributions may be transmitted by wire.

In general, the transaction date for electronic transmissions is the date on which we receive at our regular processing office all required information and the funds due for your contribution. We may also establish same-day electronic processing facilities with a broker-dealer that has undertaken to pay contribution amounts on behalf of its customers. In such cases, the transaction date for properly processed orders is the business day on which the broker-dealer inputs all required information into its electronic processing system. You can contact us to find out more about such arrangements.

After your contract has been issued, additional contributions may be transmitted by wire.

DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this Prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

BUSINESS DAY

Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

..   If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

   -- on a non-business day;

   -- after 4:00 p.m. Eastern Time on a business day; or

   -- after an early close of regular trading on the NYSE on a business day.

..   If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

..   When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

..   If we have entered into an agreement with your broker-dealer for automated processing of contributions and/or transfers upon receipt of customer order, your contribution and/or transfer will be considered received at the time your broker-dealer receives your contribution and/or transfer and all information needed to process your application, along with any required documents. Your broker-dealer will then transmit your order to us in accordance with our processing procedures. However, in such cases, your broker-dealer is considered a processing office for the purpose of receiving the contribution and/or transfer. Such arrangements may apply to initial contributions, subsequent contributions and/or transfers, and may be commenced or terminated at any time without prior notice. If required by law, the "closing time" for such orders will be earlier than 4:00 p.m., Eastern Time.

CONTRIBUTIONS, CREDITS AND TRANSFERS

..   Contributions (and credits, for Series CP(R) contracts only) allocated to the variable investment options are invested at the unit value next determined after the receipt of the contribution.

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..   Contributions (and credits, for Series CP(R) contracts only) allocated to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

..   Initial contributions allocated to the account for special dollar cost averaging receive the interest rate in effect on that business day. At certain times, we may offer the opportunity to lock in the interest rate for an initial contribution to be received under Section 1035 exchanges and trustee to trustee transfers. Your financial professional can provide information or you can call our processing office.

..   Transfers to or from variable investment options (including the AXA Ultra
    Conservative Strategy investment option) will be made at the unit value next determined after receipt of the transfer request.

..   Transfers to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

..   For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.

ABOUT YOUR VOTING RIGHTS

As the owner of the shares of the Trusts, we have the right to vote on certain matters involving the Portfolios, such as:

..   the election of trustees; or

..   the formal approval of independent public accounting firms selected for each Trust; or

..   any other matters described in the prospectus for each Trust or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a Portfolio in the same proportions that contract owners vote. One effect of proportional voting is that a small number of contract owners may determine the outcome of a vote.

The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or variable life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.

SEPARATE ACCOUNT NO. 70 VOTING RIGHTS

If actions relating to the Separate Account require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this Prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.


CYBERSECURITY

Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate AUVs, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.


MISSTATEMENT OF AGE

If the age of any person upon whose life an optional Guaranteed minimum death benefit depends has been misstated, any benefits will be those which would have been purchased at the correct age. If the age of any person upon whose life an optional Guaranteed minimum death benefit depends has been misstated, and if an optional Guaranteed minimum death benefit rider would not have been issued based on the correct age: (i) the optional Guaranteed minimum death benefit rider will be revoked; (ii) the applicable charge for the benefit will be refunded and applied to the annuity account value of the contract, and
(iii) the Return of Principal death benefit will apply.

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STATUTORY COMPLIANCE

We have the right to change your contract without the consent of any other person in order to comply with any laws and regulations that apply, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

Any change in your contract must be in writing and made by an authorized officer of AXA Equitable. We will provide notice of any contract change.

The benefits under your contract will not be less than the minimum benefits required by any state law that applies.

ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in Separate Account No. 70, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the contracts, or the distribution of the contracts.

FINANCIAL STATEMENTS

The financial statements of Separate Account No. 70, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771.

TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS AND BORROWING

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive written notification of any change at our processing office.

We may refuse to process a change of ownership of an NQ contract to an entity without appropriate documentation of status on IRS Form W-9 (or, if IRS Form W-9 cannot be provided because the entity is not a U.S. entity, on the appropriate type of Form W-8).

Following a change of ownership, the existing beneficiary designations will remain in effect until the new owner provides new designations.

Any guaranteed benefit in effect will generally terminate if you change ownership of the contract. A guaranteed benefit will not terminate if the ownership of the contract is transferred from a non-natural owner to an individual, but the contract will continue to be based on the annuitant's life. A guaranteed benefit will also not terminate if you transfer your individually-owned contract to a trust held for your (or your and your immediate family's) benefit; the guaranteed benefit will continue to be based on your life. If you were not the annuitant under the individually-owned contract, you will become the annuitant when ownership is changed. Please speak with your financial professional for further information.

See Appendix IX later in this Prospectus for any state variations with regard to terminating any benefits under your contract.

In general, you cannot assign or transfer ownership of an IRA or QP contract except by surrender to us. If your individual retirement annuity contract is held in your custodial individual retirement account, you may only assign or transfer ownership of such an IRA contract to yourself. Loans are not available and you cannot assign IRA and QP contracts as security for a loan or other obligation.

For limited transfers of ownership after the owner's death see "Beneficiary continuation option" in "Payment of death benefit" earlier in this Prospectus. You may direct the transfer of the values under your IRA or QP contract to another similar arrangement under Federal income tax rules. In the case of such a transfer, which involves a surrender of your contract, we will impose a withdrawal charge, if one applies.

Loans are not available under your NQ contract.

In certain circumstances, you may collaterally assign all or a portion of the value of your NQ contract as security for a loan with a third party lender. The terms of the assignment are subject to our approval. The amount of the assignment may never exceed your account value on the day prior to the date we receive all necessary paperwork to effect the assignment. Only one assignment per contract is permitted. You must indicate that you have not purchased, and will not purchase, any other AXA Equitable (or affiliate's) NQ deferred annuity contract in the same calendar year that you purchase the contract.

A collateral assignment will terminate your benefits under the contract. All withdrawals, distributions and payments are subject to the assignee's prior approval and payment directions. We will follow such directions until AXA Equitable receives written notification satisfactory to us that the assignment has been terminated. If the owner or beneficiary fails to provide timely notification of the termination, it is possible that we could pay the assignee more than the amount of the assignment, or continue paying the assignee pursuant to existing directions after the collateral assignment has in fact been terminated.

In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this Prospectus.

ABOUT CUSTODIAL IRAS

For certain custodial IRA accounts, after your contract has been issued, we may accept transfer instructions by telephone, mail, facsimile or electronically from a broker-dealer, provided that we or your broker-dealer have your written authorization to do so on file. Accordingly, AXA Equitable will rely on the stated identity of the person placing instructions as authorized to do so on your behalf. AXA Equitable will not be liable for any claim, loss, liability or expenses that may arise out of such instructions. AXA Equitable will continue to rely on this authorization until it receives your written notification at its processing office that you have withdrawn this authorization. AXA Equitable may change or terminate telephone or electronic or overnight mail transfer procedures at any time without prior written notice and restrict facsimile, internet, telephone and other electronic transfer services because of disruptive transfer activity.

HOW DIVORCE MAY AFFECT YOUR GUARANTEED BENEFITS

Our optional benefits do not provide a cash value or any minimum account value. In the event that you and your spouse become divorced after you purchase a contract with a guaranteed benefit, we will not

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divide the benefit base as part of the divorce settlement or judgment. As a result of the divorce, we may be required to withdraw amounts from the account value to be paid to an ex-spouse. Any such withdrawal will be considered a withdrawal from the contract. This means that your guaranteed benefit will be reduced and a withdrawal charge may apply.

HOW DIVORCE MAY AFFECT YOUR JOINT LIFE GWBL

If you have elected the GWBL on a Joint life basis and subsequently get divorced, we will divide the contract as near as is practicable in accordance with the divorce decree and replace the original contract with two Single life contracts.

If the division of the contract occurs before any withdrawal has been made and after the Conversion effective date, the Applicable percentage under each new contract will be adjusted to a Single life Applicable percentage for your Guaranteed annual withdrawal amount and will be based on each respective individual's age at the time of first withdrawal and any subsequent Annual Ratchet.

If the division of the contract occurs after any withdrawal has been made and after the Conversion effective date and if the Conversion effective date is a contract date anniversary prior to your 85th birthday, the Joint life Applicable percentage that was in effect at the time of the split will remain in effect for each contract.

If the division of the contract occurs after any withdrawal has been made at least thirty days after the Conversion effective date and if the Conversion effective date is the contract date anniversary following your 85th birthday, the Joint life Applicable percentage that was in effect at the time of the split will remain in effect for each contract. The Joint Life Applicable percentage that was in effect may increase at the time an Annual Ratchet occurs based on each respective individual's age under their respective new contract.

DISTRIBUTION OF THE CONTRACTS

The contracts are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Separate Account No. 70. The offering of the contracts is intended to be continuous.

AXA Advisors is an affiliate of AXA Equitable, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for other AXA Equitable life and annuity products.

The contracts are sold by financial professionals of AXA Advisors and its affiliates. The contracts are also sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

AXA Equitable pays compensation to both Distributors based on contracts sold. AXA Equitable may also make additional payments to the Distributors, and the Distributors may, in turn, make additional payments to certain Selling broker-dealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although AXA Equitable takes into account all of its distribution and other costs in establishing the level of fees and charges under its contracts, none of the compensation paid to the Distributors or the Selling broker-dealers discussed in this section of the Prospectus are imposed as separate fees or charges under your contract. AXA Equitable, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the contract and payments it receives for providing administrative, distribution and other services to the Portfolios. For information about the fees and charges under the contract, see "Fee table" and "Charges and expenses" earlier in this Prospectus.

AXA ADVISORS COMPENSATION. AXA Equitable pays compensation to AXA Advisors based on contributions made on the contracts sold through AXA Advisors ("contribution-based compensation"). The contribution-based compensation will generally not exceed 8.50% of total contributions. AXA Advisors, in turn, may pay a portion of the contribution-based compensation received from AXA Equitable to the AXA Advisors financial professional and/or the Selling broker-dealer making the sale. In some instances, a financial professional or a Selling broker-dealer may elect to receive reduced contribution-based compensation on a contract in combination with ongoing annual compensation of up to 1.20% of the account value of the contract sold ("asset-based compensation"). Total compensation paid to a financial professional or a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could, over time, exceed the total compensation that would otherwise be paid on the basis of contributions alone. The compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers. AXA Advisors also pays a portion of the compensation it receives to its managerial personnel. When a contract is sold by a Selling broker-dealer, the Selling broker-dealer, not AXA Advisors, determines the compensation paid to the Selling broker-dealer's financial professional for the sale of the con- tract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, as described below.

AXA Advisors may receive compensation, and, in turn, pay its financial professionals a portion of such fee, from third party investment advisors to whom its financial professionals refer customers for professional management of the assets within their contract.

AXA Advisors also pays its financial professionals and managerial personnel other types of compensation including service fees, expense allowance payments and health and retirement benefits. AXA Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. AXA Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both AXA Equitable contracts and contracts offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

DIFFERENTIAL COMPENSATION. In an effort to promote the sale of AXA Equitable products, AXA Advisors may pay its financial professionals and managerial personnel a greater percentage of contribution-based compensation and/or asset-based compensation for the sale of an AXA Equitable contract than it pays for the sale of a

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




contract or other financial product issued by a company other than AXA Equitable. AXA Advisors may pay higher compensation on certain products in a class than others based on a group or sponsored arrangement, or between older and newer versions or series of the same contract. This practice is known as providing "differential compensation." Differential compensation may involve other forms of compensation to AXA Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve AXA Equitable contracts. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of AXA Equitable contracts than products issued by other companies. Other forms of compensation provided to its financial professionals, which include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments known as "overrides." For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of AXA Equitable contracts and products sponsored by affiliates.

The fact that AXA Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend an AXA Equitable contract over a contract or other financial product issued by a company not affiliated with AXA Equitable. However, under applicable rules of FINRA, AXA Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

AXA DISTRIBUTORS COMPENSATION. AXA Equitable pays contribution-based and asset-based compensation (together "compensation") to AXA Distributors. Contribution-based compensation is paid based on AXA Equitable contracts sold through AXA Distributors' Selling broker-dealers. Asset-based compensation is paid based on the aggregate account value of contracts sold through certain of AXA Distributors' Selling broker-dealers. This compensation will generally not exceed 7.50% of the total contributions made under the contracts. AXA Distributors, in turn, pays the contribution-based compensation it receives on the sale of a contract to the Selling broker-dealer making the sale. In some instances, the Selling broker-dealer may elect to receive reduced contribution-based compensation on the sale of the contract in combination with annual asset-based compensation of up to 1.25% of the account value of the contract sold. If a Selling broker-dealer elects to receive reduced contribution-based compensation on a contract, the contribution-based compensation which AXA Equitable pays to AXA Distributors will be reduced by the same amount, and AXA Equitable will pay AXA Distributors asset-based compensation on the contract equal to the asset-based compensation which AXA Distributors pays to the Selling broker-dealer. Total compensation paid to a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Distributors varies among Selling broker-dealers.

The Selling broker-dealer, not AXA Distributors, determines the compensation paid to the Selling broker-dealer's financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, such as differential compensation paid for various products.

AXA Equitable also pays AXA Distributors compensation to cover its operating expenses and marketing services under the terms of AXA Equitable's distribution agreements with AXA Distributors.

ADDITIONAL PAYMENTS BY AXA DISTRIBUTORS TO SELLING BROKER-DEALERS. AXA Distributors may pay, out of its assets, certain Selling broker-dealers and other financial intermediaries additional compensation in recognition of services provided or expenses incurred. AXA Distributors may also pay certain Selling broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conference; and/or other support services, including some that may benefit the contract owner. Payments may be based on ongoing sales, on the aggregate account value attributable to contracts sold through a Selling broker-dealer or such payments may be a fixed amount. For certain selling broker-dealers, AXA Distributors increases the marketing allowance as certain sales thresholds are met. AXA Distributors may also make fixed payments to Selling broker-dealers, for example in connection with the initiation of a new relationship or the introduction of a new product.

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of AXA Equitable products, AXA Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). AXA Distributors also has entered into agreements with certain selling broker-dealers in which the selling broker-dealer agrees to sell certain AXA Equitable contracts exclusively.


These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of AXA Equitable contracts over contracts and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker-dealers. The list below includes the names of Selling broker-dealers that we are aware (as of December 31, 2014) received additional payments. These additional payments ranged from $40.15 to $4,874,706.21. AXA Equitable and its affiliates may also have other business relationships with Selling broker-dealers, which may provide an incentive for the Selling broker-dealers to promote the sale of AXA Equitable contracts over contracts and other products issued by other companies. The list below includes any such Selling broker-dealer. For more information, ask your financial professional.

1st Global Capital Corporation
Allstate Financial Services, LLC
American Portfolios Financial Services
Ameriprise Financial Services

                               MORE INFORMATION

BBVA Compass Investment Solutions, Inc.
Cambridge Investment Research
Capital Investment Group
CCO Investment Services Corporation
Centaurus Financial, Inc.
Cetera Advisors, LLC
Cetera Advisors Networks, LLC
Cetera Financial Specialists, LLC
Cetera Investment Services, LLC
CFD Investments, Inc.
Citigroup Global Markets, Inc.
Commonwealth Financial Network
CUNA Brokerage Services
Cuso Financial Services, L.P.
Essex National Securities, Inc.
Farmer's Financial Solution
First Allied Securities Inc.
First Citizens Investor Services, Inc.
First Southeast Investor Services
First Tennessee Brokerage Inc.
Founders Financial Securities
FSC Securities Corporation
Geneos Wealth Management Inc.
GWN Securities, Inc.
H.D. Vest Investment Securities, Inc.
Harbour Investments
ICA/First Dakota, Inc.
IFC Holdings, Inc.
Independent Financial Group, LLC
Investacorp, Inc.
Investment Professionals, Inc.
Investors Capital Corporation
James T. Borello & Company
Janney Montgomery Scott LLC
JP Turner & Company, LLC
Key Investment Services LLC
Kovack Securities
Legend Equities
Lincoln Financial Advisors Corp.
Lincoln Financial Services Corp.
LPL Financial Corporation
Lucia Securities, LLC
Mercap Securities, LLC
Merrill Lynch Life Agency, Inc.
MetLife Securities, Inc.
Morgan Stanley Smith Barney
Mutual Service Corporation
National Planning Corporation
Navy Federal Brokerage Services
New England Securities, Inc.
Next Financial Group, Inc.
NFP Securities Inc.
PNC Investments
Prime Capital Services
Primerica Financial Services
Questar Capital Corporation
Raymond James & Associates
Raymond James Insurance Group
RBC Capital Markets Corporation
Robert W Baird & Company
Royal Alliance Associates, Inc.
Sage Point Financial, Inc.
Santander Securities Corporation
Securities America Inc.
Signator Financial Services
Signator Investors, Inc.
SII Investments
Sorrento Pacific Financial LLC
Southwest Securities, Inc.
Summit Brokerage Services, Inc.
SunTrust Investments
SWS Financial Services
Tavenner Group
Tower Squares Securities
TransAmerica Financial Advisors
Triad Advisors
U.S Bancorp Investments, Inc.
UBS Financial Services, Inc.
UVEST Financial Services Group
Valmark Securities, Inc.
Voya Financial Advisors
Walnut Street Services
Waterstone Financial Group
Wells Fargo Advisors Financial Network, LLC
Wells Fargo Advisors, LLC
Wells Fargo Investments, LLC
Wesom Financial Services, LLC
Woodbury Financial Services, Inc.




                                      94

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




Appendix I: Condensed financial information

--------------------------------------------------------------------------------


The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 70 with the same daily asset charges of 1.30%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2014.



---------------------------------------------------------------------------
                                           FOR THE YEAR ENDING DECEMBER 31,
                                           --------------------------------
                                            2014             2013
---------------------------------------------------------------------------
AXA 400 MANAGED VOLATILITY
---------------------------------------------------------------------------
   Unit value                              $ 12.77          $ 11.89
---------------------------------------------------------------------------
   Number of units outstanding (000's)         118               63
---------------------------------------------------------------------------
AXA 500 MANAGED VOLATILITY
---------------------------------------------------------------------------
   Unit value                              $ 13.46          $ 12.12
---------------------------------------------------------------------------
   Number of units outstanding (000's)         149               93
---------------------------------------------------------------------------
AXA 2000 MANAGED VOLATILITY
---------------------------------------------------------------------------
   Unit value                              $ 12.83          $ 12.49
---------------------------------------------------------------------------
   Number of units outstanding (000's)         102               47
---------------------------------------------------------------------------
AXA BALANCED STRATEGY
---------------------------------------------------------------------------
   Unit value                              $ 14.61          $ 14.18
---------------------------------------------------------------------------
   Number of units outstanding (000's)      20,568           19,711
---------------------------------------------------------------------------
AXA CONSERVATIVE GROWTH STRATEGY
---------------------------------------------------------------------------
   Unit value                              $ 13.82          $ 13.49
---------------------------------------------------------------------------
   Number of units outstanding (000's)       8,046            7,914
---------------------------------------------------------------------------
AXA CONSERVATIVE STRATEGY
---------------------------------------------------------------------------
   Unit value                              $ 12.06          $ 11.91
---------------------------------------------------------------------------
   Number of units outstanding (000's)       5,505            5,664
---------------------------------------------------------------------------
AXA GLOBAL EQUITY MANAGED VOLATILITY
---------------------------------------------------------------------------
   Unit value                              $ 28.40          $ 28.30
---------------------------------------------------------------------------
   Number of units outstanding (000's)         128              127
---------------------------------------------------------------------------
AXA GROWTH STRATEGY
---------------------------------------------------------------------------
   Unit value                              $ 16.61          $ 15.93
---------------------------------------------------------------------------
   Number of units outstanding (000's)      19,691           17,352
---------------------------------------------------------------------------
AXA INTERNATIONAL CORE MANAGED VOLATILITY
---------------------------------------------------------------------------
   Unit value                              $ 15.33          $ 16.57
---------------------------------------------------------------------------
   Number of units outstanding (000's)         243              113
---------------------------------------------------------------------------
AXA INTERNATIONAL MANAGED VOLATILITY
---------------------------------------------------------------------------
   Unit value                              $ 10.70          $ 11.58
---------------------------------------------------------------------------
   Number of units outstanding (000's)          80               32
---------------------------------------------------------------------------
AXA LARGE CAP CORE MANAGED VOLATILITY
---------------------------------------------------------------------------
   Unit value                              $ 18.72          $ 16.99
---------------------------------------------------------------------------
   Number of units outstanding (000's)         183               97
---------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2014. (CONTINUED)



--------------------------------------------------------------------------------------
                                                      FOR THE YEAR ENDING DECEMBER 31,
                                                      --------------------------------
                                                       2014             2013
--------------------------------------------------------------------------------------
AXA LARGE CAP GROWTH MANAGED VOLATILITY
--------------------------------------------------------------------------------------
   Unit value                                         $ 21.26          $ 19.39
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)                    267              167
--------------------------------------------------------------------------------------
AXA LARGE CAP VALUE MANAGED VOLATILITY
--------------------------------------------------------------------------------------
   Unit value                                         $ 16.47          $ 14.87
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)                    326              163
--------------------------------------------------------------------------------------
AXA MID CAP VALUE MANAGED VOLATILITY
--------------------------------------------------------------------------------------
   Unit value                                         $ 22.08          $ 20.18
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)                    142              110
--------------------------------------------------------------------------------------
AXA MODERATE GROWTH STRATEGY
--------------------------------------------------------------------------------------
   Unit value                                         $ 15.87          $ 15.31
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)                 24,682           23,474
--------------------------------------------------------------------------------------
AXA ULTRA CONSERVATIVE STRATEGY
--------------------------------------------------------------------------------------
   Unit value                                         $ 10.23          $ 10.17
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)                    155               12
--------------------------------------------------------------------------------------
AXA/FRANKLIN BALANCED MANAGED VOLATILITY
--------------------------------------------------------------------------------------
   Unit value                                         $ 12.87          $ 12.27
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)                    220              179
--------------------------------------------------------------------------------------
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY
--------------------------------------------------------------------------------------
   Unit value                                         $ 13.94          $ 13.82
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)                    218              214
--------------------------------------------------------------------------------------
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY
--------------------------------------------------------------------------------------
   Unit value                                         $ 11.08          $ 10.64
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)                    261              229
--------------------------------------------------------------------------------------
AXA/LOOMIS SAYLES GROWTH
--------------------------------------------------------------------------------------
   Unit value                                         $ 15.90          $ 14.94
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)                     56               63
--------------------------------------------------------------------------------------
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY
--------------------------------------------------------------------------------------
   Unit value                                         $ 13.15          $ 12.15
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)                     98               66
--------------------------------------------------------------------------------------
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY
--------------------------------------------------------------------------------------
   Unit value                                         $ 11.54          $ 11.57
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)                    307              268
--------------------------------------------------------------------------------------
CHARTER/SM/ MULTI-SECTOR BOND
--------------------------------------------------------------------------------------
   Unit value                                         $ 11.60          $ 11.48
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)                    127              135
--------------------------------------------------------------------------------------
CHARTER/SM/ SMALL CAP GROWTH
--------------------------------------------------------------------------------------
   Unit value                                         $  6.38          $  6.64
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)                    421              404
--------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2014. (CONTINUED)



--------------------------------------------------------------------------------
                                                FOR THE YEAR ENDING DECEMBER 31,
                                                --------------------------------
                                                 2014             2013
--------------------------------------------------------------------------------
CHARTER/SM/ SMALL CAP VALUE
--------------------------------------------------------------------------------
   Unit value                                   $17.06           $18.22
--------------------------------------------------------------------------------
   Number of units outstanding (000's)             242              215
--------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES
--------------------------------------------------------------------------------
   Unit value                                   $11.45           $11.07
--------------------------------------------------------------------------------
   Number of units outstanding (000's)           2,698            1,511
--------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
--------------------------------------------------------------------------------
   Unit value                                   $24.70           $24.16
--------------------------------------------------------------------------------
   Number of units outstanding (000's)             197              200
--------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY INCOME
--------------------------------------------------------------------------------
   Unit value                                   $ 3.80           $ 3.54
--------------------------------------------------------------------------------
   Number of units outstanding (000's)             677              721
--------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY RESPONSIBLE
--------------------------------------------------------------------------------
   Unit value                                   $17.38           $15.50
--------------------------------------------------------------------------------
   Number of units outstanding (000's)              31               28
--------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN RESEARCH
--------------------------------------------------------------------------------
   Unit value                                   $20.29           $18.60
--------------------------------------------------------------------------------
   Number of units outstanding (000's)             102              112
--------------------------------------------------------------------------------
EQ/CORE BOND INDEX
--------------------------------------------------------------------------------
   Unit value                                   $10.85           $10.73
--------------------------------------------------------------------------------
   Number of units outstanding (000's)           1,432            1,332
--------------------------------------------------------------------------------
EQ/GLOBAL BOND PLUS
--------------------------------------------------------------------------------
   Unit value                                   $12.04           $12.10
--------------------------------------------------------------------------------
   Number of units outstanding (000's)             170              176
--------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT BOND
--------------------------------------------------------------------------------
   Unit value                                   $11.07           $11.05
--------------------------------------------------------------------------------
   Number of units outstanding (000's)             717              718
--------------------------------------------------------------------------------
EQ/INVESCO COMSTOCK
--------------------------------------------------------------------------------
   Unit value                                   $16.68           $15.52
--------------------------------------------------------------------------------
   Number of units outstanding (000's)             280              103
--------------------------------------------------------------------------------
EQ/JPMORGAN VALUE OPPORTUNITIES
--------------------------------------------------------------------------------
   Unit value                                   $19.85           $17.58
--------------------------------------------------------------------------------
   Number of units outstanding (000's)              69               52
--------------------------------------------------------------------------------
EQ/MFS INTERNATIONAL GROWTH
--------------------------------------------------------------------------------
   Unit value                                   $ 7.20           $ 7.68
--------------------------------------------------------------------------------
   Number of units outstanding (000's)             337              313
--------------------------------------------------------------------------------
EQ/MONEY MARKET
--------------------------------------------------------------------------------
   Unit value                                   $ 9.86           $ 9.99
--------------------------------------------------------------------------------
   Number of units outstanding (000's)             629              817
--------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2014. (CONTINUED)



-------------------------------------------------------------------------
                                         FOR THE YEAR ENDING DECEMBER 31,
                                         --------------------------------
                                          2014             2013
-------------------------------------------------------------------------
EQ/MORGAN STANLEY MID CAP GROWTH
-------------------------------------------------------------------------
   Unit value                            $22.24           $22.69
-------------------------------------------------------------------------
   Number of units outstanding (000's)      210              212
-------------------------------------------------------------------------
EQ/OPPENHEIMER GLOBAL
-------------------------------------------------------------------------
   Unit value                            $14.14           $14.07
-------------------------------------------------------------------------
   Number of units outstanding (000's)      216              177
-------------------------------------------------------------------------
EQ/PIMCO ULTRA SHORT BOND
-------------------------------------------------------------------------
   Unit value                            $ 9.13           $ 9.26
-------------------------------------------------------------------------
   Number of units outstanding (000's)      105              129
-------------------------------------------------------------------------
EQ/QUALITY BOND PLUS
-------------------------------------------------------------------------
   Unit value                            $11.11           $10.94
-------------------------------------------------------------------------
   Number of units outstanding (000's)    1,058              934
-------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH STOCK
-------------------------------------------------------------------------
   Unit value                            $10.32           $ 9.63
-------------------------------------------------------------------------
   Number of units outstanding (000's)      545              545
-------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME
-------------------------------------------------------------------------
   Unit value                            $ 3.43           $ 3.04
-------------------------------------------------------------------------
   Number of units outstanding (000's)      462              351
-------------------------------------------------------------------------
EQ/WELLS FARGO OMEGA GROWTH
-------------------------------------------------------------------------
   Unit value                            $23.63           $23.06
-------------------------------------------------------------------------
   Number of units outstanding (000's)      240              239
-------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE EQUITY
-------------------------------------------------------------------------
   Unit value                            $18.18           $16.65
-------------------------------------------------------------------------
   Number of units outstanding (000's)      287              248
-------------------------------------------------------------------------
MULTIMANAGER CORE BOND
-------------------------------------------------------------------------
   Unit value                            $13.72           $13.39
-------------------------------------------------------------------------
   Number of units outstanding (000's)    3,008            2,673
-------------------------------------------------------------------------
MULTIMANAGER MID CAP GROWTH
-------------------------------------------------------------------------
   Unit value                            $21.49           $20.76
-------------------------------------------------------------------------
   Number of units outstanding (000's)      330              266
-------------------------------------------------------------------------
MULTIMANAGER MID CAP VALUE
-------------------------------------------------------------------------
   Unit value                            $22.18           $21.34
-------------------------------------------------------------------------
   Number of units outstanding (000's)      198              169
-------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY
-------------------------------------------------------------------------
   Unit value                            $21.70           $19.36
-------------------------------------------------------------------------
   Number of units outstanding (000's)      195              166
-------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 70 with the same daily asset charges of 1.70%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2014.



---------------------------------------------------------------------------
                                           FOR THE YEAR ENDING DECEMBER 31,
                                           --------------------------------
                                            2014             2013
---------------------------------------------------------------------------
AXA 400 MANAGED VOLATILITY
---------------------------------------------------------------------------
   Unit value                              $12.67           $11.85
---------------------------------------------------------------------------
   Number of units outstanding (000's)         38               21
---------------------------------------------------------------------------
AXA 500 MANAGED VOLATILITY
---------------------------------------------------------------------------
   Unit value                              $13.36           $12.07
---------------------------------------------------------------------------
   Number of units outstanding (000's)         48               24
---------------------------------------------------------------------------
AXA 2000 MANAGED VOLATILITY
---------------------------------------------------------------------------
   Unit value                              $12.73           $12.45
---------------------------------------------------------------------------
   Number of units outstanding (000's)         30               11
---------------------------------------------------------------------------
AXA BALANCED STRATEGY
---------------------------------------------------------------------------
   Unit value                              $14.28           $13.91
---------------------------------------------------------------------------
   Number of units outstanding (000's)        890              564
---------------------------------------------------------------------------
AXA CONSERVATIVE GROWTH STRATEGY
---------------------------------------------------------------------------
   Unit value                              $13.51           $13.24
---------------------------------------------------------------------------
   Number of units outstanding (000's)        503              399
---------------------------------------------------------------------------
AXA CONSERVATIVE STRATEGY
---------------------------------------------------------------------------
   Unit value                              $11.79           $11.69
---------------------------------------------------------------------------
   Number of units outstanding (000's)        359              132
---------------------------------------------------------------------------
AXA GLOBAL EQUITY MANAGED VOLATILITY
---------------------------------------------------------------------------
   Unit value                              $20.22           $20.22
---------------------------------------------------------------------------
   Number of units outstanding (000's)         21               13
---------------------------------------------------------------------------
AXA GROWTH STRATEGY
---------------------------------------------------------------------------
   Unit value                              $16.23           $15.64
---------------------------------------------------------------------------
   Number of units outstanding (000's)      2,009            1,148
---------------------------------------------------------------------------
AXA INTERNATIONAL CORE MANAGED VOLATILITY
---------------------------------------------------------------------------
   Unit value                              $12.32           $13.37
---------------------------------------------------------------------------
   Number of units outstanding (000's)         43               18
---------------------------------------------------------------------------
AXA INTERNATIONAL MANAGED VOLATILITY
---------------------------------------------------------------------------
   Unit value                              $10.62           $11.54
---------------------------------------------------------------------------
   Number of units outstanding (000's)         97               58
---------------------------------------------------------------------------
AXA LARGE CAP CORE MANAGED VOLATILITY
---------------------------------------------------------------------------
   Unit value                              $13.62           $12.41
---------------------------------------------------------------------------
   Number of units outstanding (000's)         33                8
---------------------------------------------------------------------------
AXA LARGE CAP GROWTH MANAGED VOLATILITY
---------------------------------------------------------------------------
   Unit value                              $23.09           $21.14
---------------------------------------------------------------------------
   Number of units outstanding (000's)         78               34
---------------------------------------------------------------------------
AXA LARGE CAP VALUE MANAGED VOLATILITY
---------------------------------------------------------------------------
   Unit value                              $18.19           $16.49
---------------------------------------------------------------------------
   Number of units outstanding (000's)         67               16
---------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2014. (CONTINUED)



--------------------------------------------------------------------------------------
                                                      FOR THE YEAR ENDING DECEMBER 31,
                                                      --------------------------------
                                                       2014             2013
--------------------------------------------------------------------------------------
AXA MID CAP VALUE MANAGED VOLATILITY
--------------------------------------------------------------------------------------
   Unit value                                         $23.19           $21.28
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)                    25               14
--------------------------------------------------------------------------------------
AXA MODERATE GROWTH STRATEGY
--------------------------------------------------------------------------------------
   Unit value                                         $15.51           $15.03
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)                 2,048            1,137
--------------------------------------------------------------------------------------
AXA ULTRA CONSERVATIVE STRATEGY
--------------------------------------------------------------------------------------
   Unit value                                         $10.09           $10.07
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)                    61               --
--------------------------------------------------------------------------------------
AXA/FRANKLIN BALANCED MANAGED VOLATILITY
--------------------------------------------------------------------------------------
   Unit value                                         $12.44           $11.91
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)                    12               10
--------------------------------------------------------------------------------------
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY
--------------------------------------------------------------------------------------
   Unit value                                         $13.47           $13.42
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)                    59               34
--------------------------------------------------------------------------------------
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY
--------------------------------------------------------------------------------------
   Unit value                                         $10.74           $10.36
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)                    17                1
--------------------------------------------------------------------------------------
AXA/LOOMIS SAYLES GROWTH
--------------------------------------------------------------------------------------
   Unit value                                         $15.69           $14.80
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)                     1               --
--------------------------------------------------------------------------------------
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY
--------------------------------------------------------------------------------------
   Unit value                                         $12.72           $11.79
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)                    17                6
--------------------------------------------------------------------------------------
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY
--------------------------------------------------------------------------------------
   Unit value                                         $11.16           $11.23
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)                    27               18
--------------------------------------------------------------------------------------
CHARTER/SM/ MULTI-SECTOR BOND
--------------------------------------------------------------------------------------
   Unit value                                         $27.33           $27.16
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)                     7                5
--------------------------------------------------------------------------------------
CHARTER/SM/ SMALL CAP GROWTH
--------------------------------------------------------------------------------------
   Unit value                                         $10.38           $10.84
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)                    31               22
--------------------------------------------------------------------------------------
CHARTER/SM/ SMALL CAP VALUE
--------------------------------------------------------------------------------------
   Unit value                                         $21.07           $22.59
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)                    52               78
--------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES
--------------------------------------------------------------------------------------
   Unit value                                         $11.36           $11.03
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)                   714              334
--------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2014. (CONTINUED)



-------------------------------------------------------------------------
                                         FOR THE YEAR ENDING DECEMBER 31,
                                         --------------------------------
                                          2014             2013
-------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
-------------------------------------------------------------------------
   Unit value                            $29.37           $28.85
-------------------------------------------------------------------------
   Number of units outstanding (000's)       26               13
-------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY INCOME
-------------------------------------------------------------------------
   Unit value                            $ 8.73           $ 8.18
-------------------------------------------------------------------------
   Number of units outstanding (000's)       31               21
-------------------------------------------------------------------------
EQ/CALVERT SOCIALLY RESPONSIBLE
-------------------------------------------------------------------------
   Unit value                            $12.41           $11.11
-------------------------------------------------------------------------
   Number of units outstanding (000's)        2                2
-------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN RESEARCH
-------------------------------------------------------------------------
   Unit value                            $18.41           $16.95
-------------------------------------------------------------------------
   Number of units outstanding (000's)       27               25
-------------------------------------------------------------------------
EQ/CORE BOND INDEX
-------------------------------------------------------------------------
   Unit value                            $13.45           $13.36
-------------------------------------------------------------------------
   Number of units outstanding (000's)      169              127
-------------------------------------------------------------------------
EQ/GLOBAL BOND PLUS
-------------------------------------------------------------------------
   Unit value                            $11.60           $11.70
-------------------------------------------------------------------------
   Number of units outstanding (000's)        9                5
-------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT BOND
-------------------------------------------------------------------------
   Unit value                            $18.70           $18.74
-------------------------------------------------------------------------
   Number of units outstanding (000's)       27               17
-------------------------------------------------------------------------
EQ/INVESCO COMSTOCK
-------------------------------------------------------------------------
   Unit value                            $16.04           $14.99
-------------------------------------------------------------------------
   Number of units outstanding (000's)       53                9
-------------------------------------------------------------------------
EQ/JPMORGAN VALUE OPPORTUNITIES
-------------------------------------------------------------------------
   Unit value                            $20.44           $18.18
-------------------------------------------------------------------------
   Number of units outstanding (000's)       13                5
-------------------------------------------------------------------------
EQ/MFS INTERNATIONAL GROWTH
-------------------------------------------------------------------------
   Unit value                            $15.60           $16.71
-------------------------------------------------------------------------
   Number of units outstanding (000's)       31               21
-------------------------------------------------------------------------
EQ/MONEY MARKET
-------------------------------------------------------------------------
   Unit value                            $25.04           $25.47
-------------------------------------------------------------------------
   Number of units outstanding (000's)       76               35
-------------------------------------------------------------------------
EQ/MORGAN STANLEY MID CAP GROWTH
-------------------------------------------------------------------------
   Unit value                            $21.38           $21.91
-------------------------------------------------------------------------
   Number of units outstanding (000's)       36               14
-------------------------------------------------------------------------
EQ/OPPENHEIMER GLOBAL
-------------------------------------------------------------------------
   Unit value                            $13.67           $13.66
-------------------------------------------------------------------------
   Number of units outstanding (000's)       59               48
-------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2014. (CONTINUED)



-------------------------------------------------------------------------
                                         FOR THE YEAR ENDING DECEMBER 31,
                                         --------------------------------
                                          2014             2013
-------------------------------------------------------------------------
EQ/PIMCO ULTRA SHORT BOND
-------------------------------------------------------------------------
   Unit value                            $10.06           $10.25
-------------------------------------------------------------------------
   Number of units outstanding (000's)        9                8
-------------------------------------------------------------------------
EQ/QUALITY BOND PLUS
-------------------------------------------------------------------------
   Unit value                            $15.67           $15.49
-------------------------------------------------------------------------
   Number of units outstanding (000's)       93               68
-------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH STOCK
-------------------------------------------------------------------------
   Unit value                            $24.23           $22.69
-------------------------------------------------------------------------
   Number of units outstanding (000's)       23               12
-------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME
-------------------------------------------------------------------------
   Unit value                            $ 8.18           $ 7.27
-------------------------------------------------------------------------
   Number of units outstanding (000's)       29                1
-------------------------------------------------------------------------
EQ/WELLS FARGO OMEGA GROWTH
-------------------------------------------------------------------------
   Unit value                            $16.41           $16.08
-------------------------------------------------------------------------
   Number of units outstanding (000's)       44               29
-------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE EQUITY
-------------------------------------------------------------------------
   Unit value                            $75.19           $69.12
-------------------------------------------------------------------------
   Number of units outstanding (000's)       10                4
-------------------------------------------------------------------------
MULTIMANAGER CORE BOND
-------------------------------------------------------------------------
   Unit value                            $13.95           $13.68
-------------------------------------------------------------------------
   Number of units outstanding (000's)      482              508
-------------------------------------------------------------------------
MULTIMANAGER MID CAP GROWTH
-------------------------------------------------------------------------
   Unit value                            $16.62           $16.12
-------------------------------------------------------------------------
   Number of units outstanding (000's)       88               41
-------------------------------------------------------------------------
MULTIMANAGER MID CAP VALUE
-------------------------------------------------------------------------
   Unit value                            $19.59           $18.91
-------------------------------------------------------------------------
   Number of units outstanding (000's)       63               41
-------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY
-------------------------------------------------------------------------
   Unit value                            $17.60           $15.77
-------------------------------------------------------------------------
   Number of units outstanding (000's)       32               16
-------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

Appendix II: Examples of automatic payment plans

--------------------------------------------------------------------------------

The following examples illustrate the amount of the automatic withdrawals that would be taken under the various payment plans described in "Automatic payment plans" under "Accessing your money" earlier in this Prospectus. The examples assume a $100,000 allocation to the investment options with assumed investment performance of 0%. The examples show how the different automatic payment plans can be used without reducing your Roll-up benefit base. The examples also show the effect of withdrawals on the Highest Anniversary Value benefit base used to calculate the Roll-up benefit base. Also, the examples are based on the Roll-up rate shown below and assume that the Roll-up benefit base does not reset.

MAXIMUM PAYMENT

FULL ANNUAL WITHDRAWAL AMOUNT PAYMENT

Under this payment plan, you will receive the Annual withdrawal amount as scheduled payments. In this example, the "Withdrawal" column reflects the Annual withdrawal amount for the years shown. Amounts in the "Withdrawal" column are calculated by multiplying the "Beginning of the year Roll-up benefit base" by the "Roll-up rate." In contract year 4, the "Beginning of year Roll-up benefit base" is calculated by multiplying the "Beginning of year Roll-up benefit base" from year 3 by the "Roll-up rate" and subtracting from that total the year 3 "Withdrawal" amount.

------------------------------------------------------------------------------------------------
                   BEGINNING OF YEAR              PERCENT OF ROLL-UP BENEFIT HIGHEST ANNIVERSARY
YEAR ROLL-UP RATE ROLL-UP BENEFIT BASE WITHDRAWAL       BASE WITHDRAWN       VALUE BENEFIT BASE
------------------------------------------------------------------------------------------------
 1    5.00%/(a)/     $     100,000       $    0             0.00%                 $100,000
------------------------------------------------------------------------------------------------
 2    5.00%/(a)/     $     105,000       $    0             0.00%                 $100,000
------------------------------------------------------------------------------------------------
 3    5.00%/(b)/     $     110,250       $5,513             5.00%                 $ 94,488
------------------------------------------------------------------------------------------------
 4    5.00%/(b)/     $110,250/(c)/       $5,513             5.00%                 $ 88,975
------------------------------------------------------------------------------------------------

(a)This is the Deferral Roll-up rate.
(b)This is the Annual Roll-up rate in effect if withdrawals begin after the contract date anniversary when the owner is age 64.
(c)The "Beginning of year Roll-up benefit base" in contract year 4 is calculated as follows: $110,250 = $110,250 x (1+0.05) - $5,513

CUSTOMIZED PAYMENT PLANS

FIXED PERCENTAGE OF 4%

Under this payment plan, you will receive as scheduled payments a withdrawal amount that is based on a withdrawal percentage that is fixed at 4.0%. In this example, amounts in the "Withdrawal" column are calculated by multiplying the "Beginning of the year Roll-up benefit base" by 4.0%.

------------------------------------------------------------------------------------------------
                   BEGINNING OF YEAR              PERCENT OF ROLL-UP BENEFIT HIGHEST ANNIVERSARY
YEAR ROLL-UP RATE ROLL-UP BENEFIT BASE WITHDRAWAL       BASE WITHDRAWN       VALUE BENEFIT BASE
------------------------------------------------------------------------------------------------
 1    5.00%/(a)/     $     100,000       $    0                0.00%              $100,000
------------------------------------------------------------------------------------------------
 2    5.00%/(a)/     $     105,000       $    0                0.00%              $100,000
------------------------------------------------------------------------------------------------
 3    5.00%/(b)/     $     110,250       $4,410           4.00%/(c)/              $ 95,590
------------------------------------------------------------------------------------------------
 4    5.00%/(b)/     $111,353/(d)/       $4,454           4.00%/(c)/              $ 91,136
------------------------------------------------------------------------------------------------

(a)This is the Deferral Roll-up rate.
(b)This is the Annual Roll-up rate in effect if withdrawals begin after the contract date anniversary when the owner is age 64.
(c)In contract years 3 and 4, the contract owner received withdrawal amounts of 4.0% even though the Annual Roll-up rate was greater.
(d)The "Beginning of year Roll-up benefit base" in contract year 4 is calculated as follows: $111,353 = $110,250 x (1+0.05) - $4,410

FIXED DOLLAR OF $5,000

Under this payment plan, you will receive a withdrawal amount that is based on a fixed dollar amount. The fixed dollar amount may not exceed the Annual withdrawal amount in any contract year. In this example, the contract owner has elected to receive withdrawals of $5,000. Amounts in the "Withdrawal" column are calculated by multiplying the "Beginning of the year Roll-up benefit base" by the "Percent of Roll-up benefit base withdrawn."

------------------------------------------------------------------------------------------------
                   BEGINNING OF YEAR              PERCENT OF ROLL-UP BENEFIT HIGHEST ANNIVERSARY
YEAR ROLL-UP RATE ROLL-UP BENEFIT BASE WITHDRAWAL       BASE WITHDRAWN       VALUE BENEFIT BASE
------------------------------------------------------------------------------------------------
 1    5.00%/(a)/     $     100,000       $    0                0.00%              $100,000
------------------------------------------------------------------------------------------------
 2    5.00%/(a)/     $     105,000       $    0                0.00%              $100,000
------------------------------------------------------------------------------------------------
 3    5.00%/(b)/     $     110,250       $5,000           4.54%/(c)/              $ 95,000
------------------------------------------------------------------------------------------------
 4    5.00%/(b)/     $110,763/(d)/       $5,000           4.51%/(c)/              $ 90,000
------------------------------------------------------------------------------------------------

(a)This is the Deferral Roll-up rate.
(b)This is the Annual Roll-up rate in effect if withdrawals begin after the contract date anniversary when the owner is age 64.
(c)In contract years 3 and 4, the contract owner received withdrawal amounts less than 5.0% even though the Annual Roll-up rate was 5%.
(d)The "Beginning of year Roll-up benefit base" in contract year 4 is calculated as follows: $110,763 = $110,250 x (1+0.05) - $5,000

               APPENDIX II: EXAMPLES OF AUTOMATIC PAYMENT PLANS

Appendix III: Purchase considerations for QP contracts

--------------------------------------------------------------------------------

Trustees who are considering the purchase of an Accumulator(R) Series QP contract should discuss with their tax and ERISA advisers whether this is an appropriate investment vehicle for the employer's plan. There are significant issues in the purchase of an Accumulator(R) Series QP contract in a defined benefit plan. The QP contract and this Prospectus should be reviewed in full, and the following factors, among others, should be noted. Trustees should consider whether the plan provisions permit the investment of plan assets in the QP contract, the distribution of such an annuity, the purchase of the guaranteed benefits, and the payment of death benefits in accordance with the requirements of the federal income tax rules. Assuming continued plan qualification and operation, earnings on qualified plan assets will accumulate value on a tax-deferred basis even if the plan is not funded by the Accumulator(R) Series QP contract or another annuity contract. Therefore, you should purchase an Accumulator(R) Series QP contract to fund a plan for the contract's features and benefits and not for tax deferral, after considering the relative costs and benefits of annuity contracts and other types of arrangements and funding vehicles.

This QP contract accepts only transfer contributions from other investments within an existing qualified plan trust. Checks written on accounts held in the name of the employer instead of the plan or the trust will not be accepted. We will not accept ongoing payroll contributions or contributions directly from the employer. For 401(k) plans, no employee after-tax contributions are accepted. A "designated Roth contribution account" is not available in the QP contract. Only one additional transfer contribution may be made per contract year. The maximum aggregate contributions for any contract year is 100% of first-year contributions.

If amounts attributable to an excess or mistaken contribution must be withdrawn, either or both of the following may apply: (1) withdrawal charges; or (2) benefit base adjustments to a guaranteed benefit. If in a defined benefit plan the plan's actuary determines that an overfunding in the QP contract has occurred, then any transfers of plan assets out of the QP contract may also result in withdrawal charges or benefit base adjustments on the amount being transferred.

In order to purchase the QP contract for a defined benefit plan, the plan's actuary will be required to determine a current dollar value of each plan participant's accrued benefit so that individual contracts may be established for each plan participant. We do not permit defined contribution or defined benefit plans to pool plan assets attributable to the accrued benefits of multiple plan participants.

For defined benefit plans, the maximum percentage of actuarial value of the plan participant's normal retirement benefit that can be funded by a QP contract is 80%. The account value under a QP contract may at any time be more or less than the lump sum actuarial equivalent of the accrued benefit for a defined benefit plan participant. AXA Equitable does not guarantee that the account value under a QP contract will at any time equal the actuarial value of 80% of a participant/employee's accrued benefit.

While the contract is owned by the plan trust, all payments under the contract will be made to the plan trust owner. If the plan rolls over a contract into an IRA for the benefit of a former plan participant through a contract conversion, it is the plan's responsibility to adjust the value of the contract to the actuarial equivalent of the participant's benefit, prior to the contract conversion.

AXA Equitable's only role is that of the issuer of the contract. AXA Equitable is not the plan administrator. AXA Equitable will not perform or provide any plan recordkeeping services with respect to the QP contracts. The plan's administrator will be solely responsible for performing or providing for all such services. There is no loan feature offered under the QP contracts, so if the plan provides for loans and a participant takes a loan from the plan, other plan assets must be used as the source of the loan and any loan repayments must be credited to other investment vehicles and/or accounts available under the plan. AXA Equitable will never make payments under a QP contract to any person other than the plan trust owner.

Given that required minimum distributions ("RMDs") must generally commence from the plan for annuitants after age 70 1/2, trustees should consider:

..   whether RMDs the plan administrator must take under QP contracts would cause withdrawals in excess of the GMIB Roll-up benefit base (5% or 4%, as applicable);

..   that provisions in the Treasury Regulations on RMDs require that the actuarial present value of additional annuity contract benefits be added to the dollar amount credited for purposes of calculating RMDs. This could increase the amounts required to be distributed; and

..   that if the GMIB is automatically exercised as a result of either the no lapse guarantee, or requested due to a fee increase, payments will be made to the plan trust and may not be rollover eligible.

Finally, because the method of purchasing the QP contract, including the large initial contribution, and the features of the QP contract may appeal more to plan participants/employees who are older and tend to be highly paid, and because certain features of the QP contract are available only to plan participants/employees who meet certain minimum and/or maximum age requirements, plan trustees should discuss with their advisers whether the purchase of the QP contract would cause the plan to engage in prohibited discrimination in contributions, benefits or otherwise.

                                     III-1

            APPENDIX III: PURCHASE CONSIDERATIONS FOR QP CONTRACTS

Appendix IV: Guaranteed benefit base examples

--------------------------------------------------------------------------------

The following illustrates the Guaranteed benefit base calculations. Assuming $100,000 is allocated to the variable investment options (with no allocation to the EQ/Money Market or the guaranteed interest option), with no additional contributions, the Guaranteed benefit base(s) for an owner age 65 would be calculated as follows:


                                                                         HIGHEST
                                                           RETURN OF   ANNIVERSARY       HIGHEST
                                                           PRINCIPAL      VALUE        ANNIVERSARY
                ASSUMED                                      DEATH     BENEFIT BASE       VALUE
END OF CONTRACT   NET                ACCOUNT                BENEFIT      (WITHOUT      BENEFIT BASE       ROLL-UP
     YEAR       RETURN  ROLL-UP RATE  VALUE   WITHDRAWAL     BASE         GMIB)        (WITH GMIB)      BENEFIT BASE
------------------------------------------------------------------------------------------------------------------------
       1           3%        5%      $103,000   $    0   $100,000/(1)/   $103,000/(3)/   $103,000/(3)/   $105,000
------------------------------------------------------------------------------------------------------------------------
       2           9%        5%      $112,270   $    0   $100,000/(1)/   $112,270/(3)/   $112,270/(3)/   $112,270/(8)/
------------------------------------------------------------------------------------------------------------------------
       3         (2)%        5%      $110,025   $    0   $100,000/(1)/   $112,270/(4)/   $112,270/(4)/   $117,884
------------------------------------------------------------------------------------------------------------------------

Alternative #1: Client withdraws annual withdrawal amount
       4           2%        5%      $106,332   $5,894   $ 94,748/(2)/   $106,374/(5)/   $106,376/(6)/   $117,884/(9)/
------------------------------------------------------------------------------------------------------------------------

YEAR 5 ANNUAL WITHDRAWAL AMOUNT:        $5,894

Alternative #2: Client withdraws an amount in excess of the annual withdrawal amount
       4           2%        5%      $104,226   $8,000   $ 92,872/(2)/   $104,267/(5)/   $104,380/(7)/   $115,672/(10)/
------------------------------------------------------------------------------------------------------------------------

YEAR 5 ANNUAL WITHDRAWAL AMOUNT:        $5,784





END OF CONTRACT  "GREATER OF"
     YEAR            GMDB
--------------------------------
       1          $105,000/(11)/
--------------------------------
       2          $112,270/(12)/
--------------------------------
       3          $117,884/(11)/
--------------------------------

Alternative #1: Client withdraws annual withdrawal amount
       4          $117,884/(11)/
--------------------------------

YEAR 5 ANNUAL WITHDRAWAL AMOUNT:        $5,894

Alternative #2: Client withdraws an amount in excess of the annual withdrawal amount
       4          $115,672/(11)/
--------------------------------

YEAR 5 ANNUAL WITHDRAWAL AMOUNT:        $5,784

The account values for contract years 1 through 4 are based on hypothetical rates of return of 3.0%, 9.0%, (2.0)%, and 2.0%. We are using these rates solely to illustrate how the benefit is calculated. The rates of return bear no relationship to past or future investment results. Please note that the Excess withdrawal in the example below does not represent a RMD payment made through our automatic RMD service. For more information on RMD payments through our automatic RMD service, please see "Lifetime required minimum distribution withdrawals" in "Accessing your money" earlier in this Prospectus.

ACCOUNT VALUE

For example, at the end of contract year 4, the account value is calculated as:
$110,025 x (1+2.0%) = $112,226; $112,226 - $5,894 = $106,332.

GUARANTEED MINIMUM DEATH BENEFIT

RETURN OF PRINCIPAL BENEFIT BASE

(1)At the end of contract years 1 through 3, the Return of Principal death benefit base is equal to the initial contribution, $100,000.

(2)At the end of contract year 4, the Return of Principal death benefit base is reduced by the withdrawal on a pro-rata basis. For example, under Alternative #1, the withdrawal amount of $5,894 equals 5.252% of the account value ($5,894 / $112,226 = 5.252%), and the benefit base would be reduced by 5.252%; $100,000 x (1 - 5.252%) = $94,748.

HIGHEST ANNIVERSARY VALUE BENEFIT BASE

(3)At the end of contract years 1 and 2, the Highest Anniversary Value benefit base is equal to the current account value. For example, at the end of contract year 2, Highest Anniversary Value benefit base equals the account value of $112,270.

(4)At the end of contract year 3, the Highest Anniversary Value benefit base is equal to the Highest Anniversary Value benefit base at the end of the prior year since it is higher than the current account value.
   For example, at the end of contract year 3, Highest Anniversary Value benefit base equals the Highest Anniversary Value benefit base at the end of year 2 of $112,270.

(5)At the end of contract year 4, the Highest Anniversary Value benefit is reduced by the withdrawal on a pro-rata basis if GMIB is not elected. Under Alternative #1, the withdrawal amount of $5,894 equals 5.252% of the account value ($5,894 / $112,226 = 5.252%), and the Highest Anniversary Value benefit base would be reduced by 5.252%; $112,270 x (1 - 5.252%) = $106,374.
   Under Alternative #2, the withdrawal amount of $8,000 equals 7.128% of the account value ($8,000 / $112,226 = 7.128%), and the Highest Anniversary Value benefit base would be reduced by 7.128%; $112,270 x (1 - 7.128%) = $104,267.

                 APPENDIX IV: GUARANTEED BENEFIT BASE EXAMPLES

(6)Under Alternative #1, at the end of contract year 4, the Highest Anniversary Value benefit base is reduced by the withdrawal on a dollar-for-dollar basis if GMIB is elected. Highest Anniversary Value benefit base is equal to the greater of the account value after withdrawal $106,332, and $106,376 [= $112,270 (the Highest Anniversary Value benefit base as of the last contract date anniversary) - $5,894 (Withdrawal amount)]

(7)Under Alternative #2, at the end of contract year 4, the Highest Anniversary Value benefit base is first reduced by the Annual withdrawal amount if GMIB is elected: ($112,270 - $5,894 = $106,376). Then it is further reduced on a pro-rata basis by the withdrawal in excess of the Annual withdrawal amount. The withdrawal in excess of the Annual withdrawal amount is 1.877% of the account value [($8,000 - $5,894) / $112,226 = 1.877%] and the benefit base would be reduced by 1.877%: $106,376 (Highest Anniversary Value benefit base after the Annual withdrawal amount) - $1,996 (1.877% x $106,376) = $104,380.

ROLL-UP BENEFIT BASE (FOR GMIB AND "GREATER OF" GMDB)

In the example, the first withdrawal is made in contract year 4. The Deferral Roll-up rate is applied in year 1 through 3 before the first withdrawal. In contract year 4, the Annual Roll-up rate is applied. Both the Deferral Roll-up rate and the Annual Roll-up rate are 5%. At the end of contract year 1, the Roll-up benefit base is equal to the initial contribution plus the Deferral Roll-up amount. At the end of contract years 2 through 3, the Roll-up benefit base is equal to the account value, if higher than the previous year's Roll-up benefit base plus the Deferral Roll-up amount. At the end of contract year 4, the Roll-up benefit base is equal to the previous year's Roll-up benefit base plus the Annual Roll-up amount.

For example, at the end of contract year 2, Roll-up benefit base = $110,250 [= $105,000 (the Roll-up benefit base as of the last contract date anniversary) + $105,000 x 5.00% (the Deferral Roll-up amount)]

(8)At the end of contract year 2, the Roll-up benefit base is reset to the current account value. At the end of contract year 2, the Roll-up benefit base equals Account Value of $112,270.

(9)Under Alternative #1, at the end of contract year 4, the Roll-up benefit base is equal to $117,884 (the Roll-up benefit base as of the last contract date anniversary). Since the full Annual withdrawal amount was taken, the Roll-up benefit base neither decreases nor increases.

(10)Under Alternative #2, at the end of contract year 4, the Roll-up benefit base is reduced on a pro-rata basis by the withdrawal amount in excess of the Annual withdrawal amount. The withdrawal in excess of the Annual withdrawal amount is 1.877% of the account value [($8,000 - $5,894) / $112,226 =1.877%] and the benefit base would be reduced by 1.877%: $117,884 (the Roll-up benefit bases as of the last contract date anniversary) - $2,212 (1.877% x $117,884) = $115,672. The Annual withdrawal amount $5,894 does not reduce your Roll-up benefit base.

"GREATER OF" GMDB BENEFIT BASE

The "Greater of" GMDB benefit base is the greater of (i) the Roll-up benefit base and (ii) the Highest Anniversary Value benefit base.

(11)At the end of contract years 1 and 3 through 4, the "Greater of" GMDB benefit base is based on the Roll-up benefit base. For example, at the end of contract year 3, the "Greater of" GMDB benefit base equals the Roll-up benefit base of $117,884.

(12)At the end of contract year 2, the "Greater of" GMDB benefit base is based on the Highest Anniversary Value benefit base. For example, at the end of contract year 2, the "Greater of" GMDB benefit base equals the Highest Anniversary Value benefit base of $112,270.

                 APPENDIX IV: GUARANTEED BENEFIT BASE EXAMPLES

Appendix V: Hypothetical illustrations

--------------------------------------------------------------------------------

ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED MINIMUM BENEFITS


The following tables illustrate the changes in account value, cash value and the values of the "Greater of" GMDB II, the Earnings enhancement benefit and the GMIB, including the conversion to the GWBL on the contract date anniversary following age 85, under certain hypothetical circumstances for Series B, Series CP(R) and Series L contracts, respectively. The table illustrates the operation of a contract based on a male, issue age 60, who makes a single $100,000 contribution and takes no withdrawals. The amounts shown are for the beginning of each contract year and assume that all of the account value is invested in Portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying portfolios (as described below), the corresponding net annual rates of return would be (2.35)% and 3.65% for Series B contracts; (2.7)% and 3.3% for Series CP(R) contracts; and (2.75)% and 3.25% for Series L contracts at the 0% and 6% gross annual rates, respectively.


These net annual rates of return reflect the trust and separate account level charges, but they do not reflect the charges we deduct from your account value annually for the "Greater of" GMDB, the Earnings enhancement benefit, the GMIB and GWBL features, as well as the annual administrative charge. If the net annual rates of return did reflect these charges, the net annual rates of return shown would be lower; however, the values shown in the following tables reflect the following contract charges: the "Greater of" GMDB II charge, the Earnings enhancement benefit charge, the GMIB II charge and any applicable administrative charge and withdrawal charge. The values shown under "Lifetime annual GMIB" for ages 85 and under reflect the lifetime income that would be guaranteed if the GMIB II is selected at that contract date anniversary. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the death benefit and/or "Lifetime annual GMIB" columns indicates that the contract has terminated due to insufficient account value. However, the GMIB II has been automatically exercised, and the owner is receiving lifetime payments.

The values shown under "GWBL Benefit Base" reflect the amount used in calculating the amount payable under the GWBL, and the values shown under "Guaranteed Annual Withdrawal Amount" reflect the amount that an owner would be able to withdraw each year for life based on that benefit base, if the owner began taking withdrawals in that contract year. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the death benefit, "GWBL benefit" and/or "Guaranteed Annual Withdrawal Amount" columns, for ages 85 and above, indicates that the contract has terminated due to insufficient account value. As the Guaranteed Annual Withdrawal Amount in those years is $0, the owner would receive no further payments.


With respect to fees and expenses deducted from assets of the underlying portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.52%, (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 0.28% and (3) 12b-1 fees equivalent to an effective annual rate of 0.25%. These rates are the arithmetic average for all Portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that account values are allocated equally among the variable investment options. The actual rates associated with any contract will vary depending upon the actual allocation of account value among the investment options. These rates do not reflect the fees and expenses for the AXA Ultra Conservative Strategy Portfolio, which is not available for direct allocations. These rates also do not reflect expense limitation arrangements in effect with respect to certain of the underlying portfolios as described in the footnotes to the fee table for the underlying portfolios in "Fee table" earlier in this Prospectus. With these expense limitation arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables.


Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially. Please note that in certain states, we apply annuity purchase factors that are not based on the sex of the annuitant. Upon request, we will furnish you with a personalized illustration.

                    APPENDIX V: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
SERIES B
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   "GREATER OF" GMDB II
   EARNINGS ENHANCEMENT BENEFIT
   GMIB II - CUSTOM SELECTION, INCLUDING THE CONVERSION TO THE GWBL AT AGE 85


------------------------------------------------------------------------------------------------------
                                                                 TOTAL DEATH BENEFIT LIFETIME ANNUAL
    CONTRACT                                                      WITH EARNINGS         GMIB:
AGE   YEAR    ACCOUNT VALUE    CASH VALUE   "GREATER OF" GMDB II ENHANCEMENT BENEFIT GUARANTEED INCOME
------------------------------------------------------------------------------------------------------
               0%      6%      0%     6%      0%         6%        0%        6%       0%        6%
------------------------------------------------------------------------------------------------------
60      0    100,000 100,000 93,000  93,000 100,000    100,000   100,000   100,000     N/A       N/A
------------------------------------------------------------------------------------------------------
61      1     94,578 100,557 87,578  93,557 105,000    105,000   107,000   107,000     N/A       N/A
------------------------------------------------------------------------------------------------------
62      2     89,166 100,996 82,166  93,996 110,250    110,250   114,350   114,350     N/A       N/A
------------------------------------------------------------------------------------------------------
63      3     83,756 101,306 77,756  95,306 115,763    115,763   122,068   122,068     N/A       N/A
------------------------------------------------------------------------------------------------------
64      4     78,341 101,476 72,341  95,476 121,551    121,551   130,171   130,171     N/A       N/A
------------------------------------------------------------------------------------------------------
65      5     72,914 101,494 67,914  96,494 127,628    127,628   138,679   138,679     N/A       N/A
------------------------------------------------------------------------------------------------------
66      6     67,467 101,346 64,467  98,346 134,010    134,010   147,613   147,613     N/A       N/A
------------------------------------------------------------------------------------------------------
67      7     61,993 101,019 60,993 100,019 140,710    140,710   156,994   156,994     N/A       N/A
------------------------------------------------------------------------------------------------------
68      8     56,482 100,498 56,482 100,498 147,746    147,746   166,844   166,844     N/A       N/A
------------------------------------------------------------------------------------------------------
69      9     50,929  99,768 50,929  99,768 155,133    155,133   177,186   177,186     N/A       N/A
------------------------------------------------------------------------------------------------------
70     10     45,293  98,813 45,293  98,813 162,889    162,889   188,045   188,045   5,903     5,903
------------------------------------------------------------------------------------------------------
75     15     16,028  89,999 16,028  89,999 207,893    207,893   251,050   251,050   8,498     8,498
------------------------------------------------------------------------------------------------------
80     20          0  72,410      0  72,410       0    265,330         0   331,462       0    12,408
------------------------------------------------------------------------------------------------------
85     25          0  42,510      0  42,510       0    338,635         0   404,767       0    18,403
------------------------------------------------------------------------------------------------------

AFTER CONVERSION OF THE GMIB II TO THE GWBL AT AGE 85


-------------------------------------------------------------------------------------------------------------------
                                                              TOTAL DEATH BENEFIT
     CONTRACT                                                 WITH THE EARNINGS    GWBL BENEFIT  GUARANTEED ANNUAL
AGE    YEAR   ACCOUNT VALUE  CASH VALUE "GREATER OF" GMDB II  ENHANCEMENT BENEFIT     BASE       WITHDRAWAL AMOUNT
-------------------------------------------------------------------------------------------------------------------
              0%      6%     0%    6%   0%         6%         0%         6%        0%     6%     0%        6%
-------------------------------------------------------------------------------------------------------------------
85      25    0     42,510   0   42,510 0        338,635      0        404,767     0    338,635  0       16,932
-------------------------------------------------------------------------------------------------------------------
90      30    0      2,857   0    2,857 0        338,635      0        404,767     0    338,635  0       16,932
-------------------------------------------------------------------------------------------------------------------
95      35    0          0   0        0 0              0      0              0     0    338,635  0       16,932
-------------------------------------------------------------------------------------------------------------------

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A POLICY WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

(1)Guaranteed Income is calculated by multiplying the Roll-up benefit base by annuity purchase factors. Hypothetical Income is calculated by multiplying the Roll-up benefit base by annuity purchase factors. This example assumes no withdrawals. The Deferral Roll-up rate is credited annually to the Roll-up benefit base when calculating both Guaranteed Income and Hypothetical Income. Based on the assumption of either 0% or 6% returns, the income produced in this example for both Guaranteed Income and Hypothetical Income is equal.

                    APPENDIX V: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
SERIES CP
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   "GREATER OF" GMDB II
   EARNINGS ENHANCEMENT BENEFIT
   GMIB II - CUSTOM SELECTION, INCLUDING THE CONVERSION TO THE GWBL AT AGE 85


-----------------------------------------------------------------------------------------------------
                                                                TOTAL DEATH BENEFIT LIFETIME ANNUAL
    CONTRACT                                                     WITH EARNINGS         GMIB:
AGE   YEAR    ACCOUNT VALUE   CASH VALUE   "GREATER OF" GMDB II ENHANCEMENT BENEFIT GUARANTEED INCOME
-----------------------------------------------------------------------------------------------------
               0%      6%      0%     6%     0%         6%        0%        6%       0%        6%
-----------------------------------------------------------------------------------------------------
60      0    103,000 103,000 95,000 95,000 100,000    100,000   100,000   100,000     N/A       N/A
-----------------------------------------------------------------------------------------------------
61      1     97,138 103,297 89,138 95,297 105,000    105,000   107,000   107,000     N/A       N/A
-----------------------------------------------------------------------------------------------------
62      2     91,318 103,465 83,318 95,465 110,250    110,250   114,350   114,350     N/A       N/A
-----------------------------------------------------------------------------------------------------
63      3     85,532 103,496 78,532 96,496 115,763    115,763   122,068   122,068     N/A       N/A
-----------------------------------------------------------------------------------------------------
64      4     79,771 103,377 73,771 97,377 121,551    121,551   130,171   130,171     N/A       N/A
-----------------------------------------------------------------------------------------------------
65      5     74,027 103,096 69,027 98,096 127,628    127,628   138,679   138,679     N/A       N/A
-----------------------------------------------------------------------------------------------------
66      6     68,292 102,641 64,292 98,641 134,010    134,010   147,613   147,613     N/A       N/A
-----------------------------------------------------------------------------------------------------
67      7     62,557 101,999 59,557 98,999 140,710    140,710   156,994   156,994     N/A       N/A
-----------------------------------------------------------------------------------------------------
68      8     56,814 101,155 54,814 99,155 147,746    147,746   166,844   166,844     N/A       N/A
-----------------------------------------------------------------------------------------------------
69      9     51,053 100,094 50,053 99,094 155,133    155,133   177,186   177,186     N/A       N/A
-----------------------------------------------------------------------------------------------------
70     10     45,235  98,800 45,235 98,800 162,889    162,889   188,045   188,045   5,903     5,903
-----------------------------------------------------------------------------------------------------
75     15     15,431  88,209 15,431 88,209 207,893    207,893   251,050   251,050   8,498     8,498
-----------------------------------------------------------------------------------------------------
80     20          0  68,788      0 68,788       0    265,330         0   331,462       0    12,408
-----------------------------------------------------------------------------------------------------
85     25          0  37,149      0 37,149       0    338,635         0   404,767       0    18,403
-----------------------------------------------------------------------------------------------------

AFTER CONVERSION OF THE GMIB II TO THE GWBL AT AGE 85


------------------------------------------------------------------------------------------------------------------------
                                                              TOTAL DEATH BENEFIT
     CONTRACT                                                 WITH THE EARNINGS                       GUARANTEED ANNUAL
AGE    YEAR   ACCOUNT VALUE  CASH VALUE "GREATER OF" GMDB II  ENHANCEMENT BENEFIT  GWBL BENEFIT BASE  WITHDRAWAL AMOUNT
------------------------------------------------------------------------------------------------------------------------
              0%      6%     0%    6%   0%         6%         0%         6%        0%        6%       0%        6%
------------------------------------------------------------------------------------------------------------------------
85      25    0     37,149   0   37,149 0        338,635      0        404,767     0       338,635    0       16,932
------------------------------------------------------------------------------------------------------------------------
90      30    0          0   0        0 0              0      0              0     0       338,635    0       16,932
------------------------------------------------------------------------------------------------------------------------
95      35    0          0   0        0 0              0      0              0     0       338,635    0       16,932
------------------------------------------------------------------------------------------------------------------------

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A POLICY WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

(1)Guaranteed Income is calculated by multiplying the Roll-up benefit base by annuity purchase factors. Hypothetical Income is calculated by multiplying the Roll-up benefit base by annuity purchase factors. This example assumes no withdrawals. The Deferral Roll-up rate is credited annually to the Roll-up benefit base when calculating both Guaranteed Income and Hypothetical Income. Based on the assumption of either 0% or 6% returns, the income produced in this example for both Guaranteed Income and Hypothetical Income is equal.

                    APPENDIX V: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
SERIES L
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   "GREATER OF" GMDB II
   EARNINGS ENHANCEMENT BENEFIT
   GMIB II - CUSTOM SELECTION, INCLUDING THE CONVERSION TO THE GWBL AT AGE 85


-----------------------------------------------------------------------------------------------------
                                                                TOTAL DEATH BENEFIT LIFETIME ANNUAL
    CONTRACT                                                     WITH EARNINGS         GMIB:
AGE   YEAR    ACCOUNT VALUE   CASH VALUE   "GREATER OF" GMDB II ENHANCEMENT BENEFIT GUARANTEED INCOME
-----------------------------------------------------------------------------------------------------
               0%      6%      0%     6%     0%         6%        0%        6%       0%        6%
-----------------------------------------------------------------------------------------------------
60      0    100,000 100,000 92,000 92,000 100,000    100,000   100,000   100,000     N/A       N/A
-----------------------------------------------------------------------------------------------------
61      1     94,180 100,159 86,180 92,159 105,000    105,000   107,000   107,000     N/A       N/A
-----------------------------------------------------------------------------------------------------
62      2     88,403 100,185 81,403 93,185 110,250    110,250   114,350   114,350     N/A       N/A
-----------------------------------------------------------------------------------------------------
63      3     82,661 100,069 76,661 94,069 115,763    115,763   122,068   122,068     N/A       N/A
-----------------------------------------------------------------------------------------------------
64      4     76,946  99,800 71,946 94,800 121,551    121,551   130,171   130,171     N/A       N/A
-----------------------------------------------------------------------------------------------------
65      5     71,250  99,364 71,250 99,364 127,628    127,628   138,679   138,679     N/A       N/A
-----------------------------------------------------------------------------------------------------
66      6     65,564  98,750 65,564 98,750 134,010    134,010   147,613   147,613     N/A       N/A
-----------------------------------------------------------------------------------------------------
67      7     59,879  97,944 59,879 97,944 140,710    140,710   156,994   156,994     N/A       N/A
-----------------------------------------------------------------------------------------------------
68      8     54,187  96,932 54,187 96,932 147,746    147,746   166,844   166,844     N/A       N/A
-----------------------------------------------------------------------------------------------------
69      9     48,479  95,699 48,479 95,699 155,133    155,133   177,186   177,186     N/A       N/A
-----------------------------------------------------------------------------------------------------
70     10     42,716  94,228 42,716 94,228 162,889    162,889   188,045   188,045   5,903     5,903
-----------------------------------------------------------------------------------------------------
75     15     13,200  82,686 13,200 82,686 207,893    207,893   251,050   251,050   8,498     8,498
-----------------------------------------------------------------------------------------------------
80     20          0  62,205      0 62,205       0    265,330         0   331,462       0    12,408
-----------------------------------------------------------------------------------------------------
85     25          0  29,376      0 29,376       0    338,635         0   404,767       0    18,403
-----------------------------------------------------------------------------------------------------

AFTER CONVERSION OF THE GMIB II TO THE GWBL AT AGE 85


------------------------------------------------------------------------------------------------------------------------
                                                              TOTAL DEATH BENEFIT
     CONTRACT                                                 WITH THE EARNINGS                       GUARANTEED ANNUAL
AGE    YEAR   ACCOUNT VALUE  CASH VALUE "GREATER OF" GMDB II  ENHANCEMENT BENEFIT  GWBL BENEFIT BASE  WITHDRAWAL AMOUNT
------------------------------------------------------------------------------------------------------------------------
              0%      6%     0%    6%   0%         6%         0%         6%        0%        6%       0%        6%
------------------------------------------------------------------------------------------------------------------------
85      25    0     29,376   0   29,376 0        338,635      0        404,767     0       338,635    0       16,932
------------------------------------------------------------------------------------------------------------------------
90      30    0          0   0        0 0              0      0              0     0       338,635    0       16,932
------------------------------------------------------------------------------------------------------------------------
95      35    0          0   0        0 0              0      0              0     0       338,635    0       16,932
------------------------------------------------------------------------------------------------------------------------

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A POLICY WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

(1)Guaranteed Income is calculated by multiplying the Roll-up benefit base by annuity purchase factors. Hypothetical Income is calculated by multiplying the Roll-up benefit base by annuity purchase factors. This example assumes no withdrawals. The Deferral Roll-up rate is credited annually to the Roll-up benefit base when calculating both Guaranteed Income and Hypothetical Income. Based on the assumption of either 0% or 6% returns, the income produced in this example for both Guaranteed Income and Hypothetical Income is equal.

                    APPENDIX V: HYPOTHETICAL ILLUSTRATIONS

Appendix VI: Earnings enhancement benefit example

--------------------------------------------------------------------------------

The following illustrates the calculation of a death benefit that includes the Earnings enhancement benefit for an owner age 45. The example assumes a contribution of $100,000 and no additional contributions. Where noted, a single withdrawal in the amount shown is also assumed. The calculation is as follows:

-----------------------------------------------------------------------------------------
                                        NO WITHDRAWAL $3,000 WITHDRAWAL $6,000 WITHDRAWAL
-----------------------------------------------------------------------------------------
A   INITIAL CONTRIBUTION                   100,000           100,000           100,000
-----------------------------------------------------------------------------------------
B   DEATH BENEFIT: prior to                104,000           104,000           104,000
    withdrawal./(1)/
-----------------------------------------------------------------------------------------
C   EARNINGS ENHANCEMENT BENEFIT            4,000             4,000             4,000
    EARNINGS: death benefit
    less net contributions (prior to
    the withdrawal in D).
    B MINUS A.
-----------------------------------------------------------------------------------------
D   WITHDRAWAL                                0               3,000             6,000
-----------------------------------------------------------------------------------------
E   EXCESS OF THE WITHDRAWAL OVER THE         0                 0               2,000
    EARNINGS ENHANCEMENT BENEFIT
    EARNINGS
    GREATER OF D MINUS C OR ZERO
-----------------------------------------------------------------------------------------
F   NET CONTRIBUTIONS (adjusted for        100,000           100,000           98,000
    the withdrawal in D)
    A MINUS E
-----------------------------------------------------------------------------------------
G   DEATH BENEFIT (adjusted for the        104,000         101,000/(2)/      98,000/(2)/
    withdrawal in D)
    B MINUS D
-----------------------------------------------------------------------------------------
H   DEATH BENEFIT LESS NET                  4,000             1,000               0
    CONTRIBUTIONS
    G MINUS F
-----------------------------------------------------------------------------------------
I   EARNINGS ENHANCEMENT BENEFIT FACTOR      40%               40%               40%
-----------------------------------------------------------------------------------------
J   EARNINGS ENHANCEMENT BENEFIT            1,600              400                0
    H TIMES I
-----------------------------------------------------------------------------------------
K   DEATH BENEFIT: including the           105,600           101,400           98,000
    Earnings enhancement benefit
    G PLUS J
-----------------------------------------------------------------------------------------

(1)The death benefit is the greater of the account value or any applicable death benefit.
(2)Assumes no earnings on the contract; and that the withdrawal would reduce the death benefit on a dollar-for-dollar basis.

               APPENDIX VI: EARNINGS ENHANCEMENT BENEFIT EXAMPLE

Appendix VII: Rules regarding contributions to your contract

--------------------------------------------------------------------------------

             THE FOLLOWING TABLES DESCRIBES THE RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT. THE MINIMUM
                       INITIAL CONTRIBUTION AMOUNT FOR ALL CONTRACT SERIES AND TYPES IS $25,000.
-------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                       NQ
-------------------------------------------------------------------------------------------------------------------------
ISSUE AGES           .   0-85 (SERIES B & SERIES L)
                     .   0-70 (SERIES CP(R))
-------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL   .   $500
CONTRIBUTION AMOUNT
-------------------------------------------------------------------------------------------------------------------------
SOURCE OF            .   After-tax money.
CONTRIBUTIONS        .   Paid to us by check or transfer of contract value in a tax-deferred exchange under Section 1035 of the Internal Revenue Code.
-------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON       .   No additional contributions after the first contract year.
CONTRIBUTIONS/(1)/

-------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                 TRADITIONAL IRA
-------------------------------------------------------------------------------------------------------------------------
ISSUE AGES           .   20-85 (SERIES B & SERIES L)
                     .   20-70 (SERIES CP(R))
-------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL   .   $50
CONTRIBUTION AMOUNT
-------------------------------------------------------------------------------------------------------------------------
SOURCE OF            .   Eligible rollover distributions from 403(b) plans, qualified plans, and governmental employer
CONTRIBUTIONS            457(b) plans.
                     .   Rollovers from another traditional individual retirement arrangement.
                     .   Direct custodian-to-custodian transfers from another traditional individual retirement arrangement.
                     .   Regular IRA contributions.
                     .   Additional catch-up contributions.
-------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON       .   No additional contributions after the first contract year.
CONTRIBUTIONS/(1)/   .   Contributions made after age 70 1/2 must be net of required minimum distributions.
                     .   Although we accept regular IRA contributions (limited to $5,500) under traditional IRA contracts, we intend that the contract be used primarily for rollover and direct transfer contributions.
                     .   Additional catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 but under age 70 1/2 at any time during the calendar year for which the contribution is made.
-------------------------------------------------------------------------------------------------------------------------

(1)Additional contributions may not be permitted under certain conditions in your state. Please see Appendix IX earlier in this Prospectus to see if additional contributions are permitted in your state. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.

                                     VII-1

         APPENDIX VII: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT

------------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                         ROTH IRA
------------------------------------------------------------------------------------------------------------------------------
ISSUE AGES                .   20-85 (SERIES B & SERIES L)
                          .   20-70 (SERIES CP(R))
------------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL        .   $50
CONTRIBUTION AMOUNT
------------------------------------------------------------------------------------------------------------------------------
SOURCE OF CONTRIBUTIONS   .   Rollovers from another Roth IRA.
                          .   Rollovers from a "designated Roth contribution account" under specified retirement plans.
                          .   Conversion rollovers from a traditional IRA or other eligible retirement plan.
                          .   Direct custodian-to-custodian transfers from another Roth IRA.
                          .   Regular Roth IRA contributions.
                          .   Additional catch-up contributions.
------------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON            .   No additional contributions after the first contract year.
CONTRIBUTIONS/(1)/        .   Conversion rollovers after age 70 1/2 must be net of required minimum distributions for the traditional IRA or other eligible retirement plan that is the source of the conversion rollover.
                          .   Although we accept Roth IRA contributions (limited to $5,500) under Roth IRA contracts, we intend that the contract be used primarily for rollover and direct transfer contributions.
                          .   Additional catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 at any time during the calendar year for which the contribution is made.

------------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                       INHERITED IRA BENEFICIARY CONTINUATION CONTRACT (TRADITIONAL IRA OR ROTH IRA)
------------------------------------------------------------------------------------------------------------------------------
ISSUE AGES                .   0-70 (SERIES B & SERIES L)
                          .   Not Available for Series CP(R)
------------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL        .   $1,000
CONTRIBUTION AMOUNT
------------------------------------------------------------------------------------------------------------------------------
SOURCE OF CONTRIBUTIONS   .   Direct custodian-to-custodian transfers of your interest as a death beneficiary of the deceased owner's traditional individual retirement arrangement or Roth IRA to an IRA of the same type.
                          .   Non-spousal beneficiary direct rollover contributions may be made to an Inherited IRA contract under specified circumstances from these "Applicable Plans": qualified plans, 403(b) plans and governmental employer 457(b) plans.
------------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON            .   No additional contributions after the first contract year.
CONTRIBUTIONS/(1)/        .   Any additional contributions must be from the same type of IRA of the same deceased owner.
                          .   No additional contributions are permitted to Inherited IRA contracts issued as a non-spousal beneficiary direct rollover from an Applicable Plan.

------------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                            QP
------------------------------------------------------------------------------------------------------------------------------
ISSUE AGES                .   20-75 (SERIES B & SERIES L)
                          .   20-70 (SERIES CP(R))
------------------------------------------------------------------------------------------------------------------------------
MINIMUM ADDITIONAL        .   $500
CONTRIBUTION AMOUNT
------------------------------------------------------------------------------------------------------------------------------
SOURCE OF CONTRIBUTIONS   .   Only transfer contributions from other investments within an existing qualified plan trust.
                          .   The plan must be qualified under Section 401(a) of the Internal Revenue Code.
                          .   For 401(k) plans, transferred contributions may not include any after-tax contributions, including designated Roth contributions.
------------------------------------------------------------------------------------------------------------------------------

                                     VII-2

         APPENDIX VII: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT

--------------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE                                                             QP
--------------------------------------------------------------------------------------------------------------------------------
LIMITATIONS ON             .   A separate QP contract must be established for each plan participant, even defined benefit plan
CONTRIBUTIONS/(1)/             participants.
                           .   We do not accept regular on-going payroll contributions or contributions directly from the employer.
                           .   Only one additional transfer contribution may be made during a contract year.
                           .   No additional transfer contributions after the annuitant's attainment of age 75 or if later, the first contract date anniversary.
                           .   The maximum contribution age for QP contracts without the "Greater of" Guaranteed minimum death benefit will be set for the life of the contract at a date equal to age 75 (or if later, the first contract date anniversary) of the older of the original Owner(s) and Annuitant(s). (Age
                               70 for Series CP.)
                           .   The maximum contribution age for QP contracts with GMIB and the "Greater of" Guaranteed minimum death benefit will be set for the life of the contract at a date equal to age 70 (or if later, the first contract date anniver- sary) of the older of the original Owner(s) and Annuitant(s).
                           .   Contributions after age 70 1/2 must be net of any required minimum distributions.
                           .   Maximum aggregate contributions for any contract year is 100% of first-year contributions.
See Appendix III earlier in this Prospectus for a discussion of purchase considerations of QP contracts.
--------------------------------------------------------------------------------------------------------------------------------

(1)Additional contributions may not be permitted under certain conditions in your state. Please see Appendix IX earlier in this Prospectus to see if additional contributions are permitted in your state. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.

See "Tax information" earlier in this Prospectus for a more detailed discussion of sources of contributions and certain contribution limitations. For information on when contributions are credited under your contract see "Dates and prices at which contract events occur" in "More information" earlier in this Prospectus. Please review your contract for information on contribution limitations.

                                     VII-3

         APPENDIX VII: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT

Appendix VIII: Formula for asset transfer program for guaranteed benefits

--------------------------------------------------------------------------------

As explained in the "Guaranteed minimum income benefit ("GMIB")" section in this Prospectus, if the GMIB, "Greater of" GMDB or GWBL is in effect, your contract will be subject to predetermined mathematical formulas that require transfers between the variable investment options which you have selected and the AXA Ultra Conservative Strategy investment option. This Appendix provides additional information regarding the formulas.

The formulas are set when we issue your contract and do not change while the GMIB, "Greater of" GMDB or GWBL is in effect. On each valuation day, the formulas determine whether a transfer into or out of the AXA Ultra Conservative Strategy investment option is required. For purposes of these calculations, amounts in the guaranteed interest option and amounts in a Special DCA program are excluded from amounts that are transferred into the AXA Ultra Conservative Strategy investment option.

First, the following ATP formula is used to calculate a contract ratio:

   Contract Ratio = 1 - (AV / BB)
   WHERE:
   AV = account value on the valuation day (off-cycle valuations use the account value as of the previous business day).
   BB = Roll-up benefit base on the valuation day.

Please see the "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" section in this Prospectus for more information on the Roll-up benefit base.

The contract ratio is then compared to predetermined "transfer points" to determine what portion of account value needs to be held in the AXA Ultra Conservative Strategy investment option. For your GMIB, there is a minimum and maximum transfer point, which are determined according to the following table.

   --------------------------------------------------------------------------
   CONTRACT DATE ANNIVERSARY  MINIMUM TRANSFER POINT  MAXIMUM TRANSFER POINT
   --------------------------------------------------------------------------
          ISSUE DATE                   10%                     20%
   --------------------------------------------------------------------------
             1ST                       12%                     22%
   --------------------------------------------------------------------------
             2ND                       14%                     24%
   --------------------------------------------------------------------------
             3RD                       16%                     26%
   --------------------------------------------------------------------------
             4TH                       18%                     28%
   --------------------------------------------------------------------------
             5TH                       20%                     30%
   --------------------------------------------------------------------------
             6TH                       22%                     32%
   --------------------------------------------------------------------------
             7TH                       24%                     34%
   --------------------------------------------------------------------------
             8TH                       26%                     36%
   --------------------------------------------------------------------------
             9TH                       28%                     38%
   --------------------------------------------------------------------------
             10TH                      30%                     40%
   --------------------------------------------------------------------------
             11TH                      32%                     42%
   --------------------------------------------------------------------------
             12TH                      34%                     44%
   --------------------------------------------------------------------------
             13TH                      36%                     46%
   --------------------------------------------------------------------------
             14TH                      38%                     48%
   --------------------------------------------------------------------------
             15TH                      40%                     50%
   --------------------------------------------------------------------------
             16TH                      42%                     52%
   --------------------------------------------------------------------------
             17TH                      44%                     54%
   --------------------------------------------------------------------------
             18TH                      46%                     56%
   --------------------------------------------------------------------------
             19TH                      48%                     58%
   --------------------------------------------------------------------------
       20TH (AND LATER)                50%                     60%
   --------------------------------------------------------------------------

The minimum and maximum transfer points are interpolated between the beginning of contract year value and end of contract year value during the course of the year. For example, during the first contract year, the minimum transfer point moves from 10% on the first day of the first contract year to 12% on the first day on the second contract year. The maximum transfer point moves similarly during the first contract year from 20% on the first day of the first contract year to 22% on the first day on the second contract year. The ranges for the first and second contract year are shown in the charts below to illustrate the interpolation of transfer points between the beginning of a contract year and the end of a contract year.

                                    VIII-1

   APPENDIX VIII: FORMULA FOR ASSET TRANSFER PROGRAM FOR GUARANTEED BENEFITS

----------------------------------------------------------------------
FIRST CONTRACT YEAR RANGE:
----------------------------------------------------------------------
                                                            MAY 14
                            MAY 15                      FIRST CONTRACT
                            ISSUE                            DATE
                             DATE  AUG 15 NOV 15 FEB 15  ANNIVERSARY
----------------------------------------------------------------------
  MinimumTransfer Point       10%   10.5%   11%   11.5%       12%
----------------------------------------------------------------------
  MaximumTransfer Point       20%   20.5%   21%   21.5%       22%
----------------------------------------------------------------------

SECOND CONTRACT YEAR RANGE:
------------------------------------------------------------------------
                               MAY 14
                                FIRST                        MAY 14
                              CONTRACT                   SECOND CONTRACT
                                DATE      AUG  NOV  FEB       DATE
                             ANNIVERSARY  15   15   15     ANNIVERSARY
------------------------------------------------------------------------
  MinimumTransfer Point          12%     12.5% 13% 13.5%       14%
------------------------------------------------------------------------
  MaximumTransfer Point          22%     22.5% 23% 23.5%       24%
------------------------------------------------------------------------

On each valuation day, the portion of account value to be held in the AXA Ultra Conservative Strategy investment option is determined by comparing the contract ratio to the transfer points. If the contract ratio is equal to or less than the minimum transfer point, all of the account value in the AXA Ultra Conservative Strategy investment option, if any, will be transferred to the variable investment options selected by you. If the contract ratio on the valuation day exceeds the minimum transfer point but is less than the maximum transfer point, amounts may be transferred either into or out of the AXA Ultra Conservative Strategy investment option depending on the account value already in the AXA Ultra Conservative Strategy investment option, the guaranteed interest option and a Special DCA program. If the contract ratio on the valuation day is equal to or greater than the maximum transfer point, the total amount of the account value that is invested in the variable investment options selected by you, excluding amounts invested in the guaranteed interest option and a Special DCA program, will be transferred into the AXA Ultra Conservative Strategy investment option.

A separate formula, called the transfer amount formula, is used to calculate the amount that must be transferred either into or out of the AXA Ultra Conservative Strategy investment option. For example, the transfer amount formula seeks to reallocate account value such that for every 1% by which the contract ratio exceeds the minimum transfer point on a given valuation day, 10% of the account value will be held in the AXA Ultra Conservative Strategy investment option, the guaranteed interest option, and a Special DCA program. When the contract ratio exceeds the minimum transfer point by 10% (i.e., it reaches the maximum transfer point), amounts will be transferred into the AXA Ultra Conservative Strategy investment option such that 100% of account value will be invested in the AXA Ultra Conservative Strategy investment option, the guaranteed interest option, and a Special DCA program.

The transfer amount formula first determines the target percentage that must be in the AXA Ultra Conservative Strategy investment option after the ATP transfer as follows:

                                             Contract Ratio - Minimum Transfer Point
                                   ATP%  =   ---------------------------------------

                                                      0.1

  WHERE:

                                   ATP%  =   Required percentage of account value in the AXA Ultra
                                             Conservative Strategy investment option, the guaranteed
                                             interest option and the Special DCA program after the ATP
                                             transfer.

                         Contract Ratio  =   The contract ratio calculated on the valuation day

                 Minimum Transfer Point  =   The minimum transfer point on the valuation day

                                    0.1  =   The 10% differential between the minimum transfer point and the maximum transfer point

The required amount of account value in the AXA Ultra Conservative Strategy investment option after the
  ATP transfer is calculated as follows:

                             ATP Amount  =   (ATP% * AV) - guaranteed interest option - amounts in a
                                             Special DCA program

  WHERE:

                                     AV  =   account value on the valuation day.

             guaranteed interest option  =   account value in the guaranteed interest option on the
                                             valuation day.

       amounts in a Special DCA program  =   account value in a Special DCA program on the valuation day

The ATP Amount cannot be less than $0.

The transfer amount formula is used to determine the transfer amount as follows:

   ATP transfer amount = (ATP amount) - (account value currently in AXA Ultra Conservative Strategy investment option)

The ATP transfer amount is the amount that must be moved either in or out of the AXA Ultra Conservative Strategy investment option.

                                    VIII-2

   APPENDIX VIII: FORMULA FOR ASSET TRANSFER PROGRAM FOR GUARANTEED BENEFITS

..   If the ATP transfer amount is positive, it will be moved into the AXA Ultra
    Conservative Strategy investment option if it meets the minimum transfer threshold.

..   If the ATP transfer amount is negative, it will be moved out of the AXA
    Ultra Conservative Strategy investment option if it meets the minimum transfer threshold described below.

The minimum amount that will be transferred is the greater of 1% of account value or $1,000. The test for whether the ATP transfer amount meets the minimum transfer threshold is as follows:

..   If the ATP transfer amount is less than the minimum transfer amount, the
    ATP transfer will not be processed.

..   If the ATP transfer amount is greater than or equal to the minimum transfer amount, the ATP transfer will be processed.

The following are examples of transactions under the ATP:

---------------------------------------------------------------
                  EXAMPLE 1       EXAMPLE 2       EXAMPLE 3
---------------------------------------------------------------
CONTRACT RATIO  17.5%           27%             35%
---------------------------------------------------------------
VALUATION DAY   4th contract    5th contract    6th contract
                anniversary     anniversary     anniversary
---------------------------------------------------------------
TRANSFER POINTS Minimum = 18%   Minimum = 20%   Minimum = 22%
                Maximum = 28%   Maximum = 30%   Maximum = 32%
---------------------------------------------------------------
INVESTMENT      Option A        Option B        Option B
ELECTION
---------------------------------------------------------------
ASSUMPTIONS     account value   account value   account value
                = $100,000      = $100,000      = $100,000
                AXA Ultra       AXA Ultra       AXA Ultra
                Conservative    Conservative    Conservative
                Strategy        Strategy        Strategy
                investment      investment      investment
                option =        option =        option =
                $40,000         $40,000         $40,000
                guaranteed      Special DCA     Special DCA
                interest        program =       program =
                option =        $20,000         $20,000
                $10,000
                Special DCA
                program =
                $20,000
---------------------------------------------------------------
TRANSFER POINT  Contract ratio  Contract ratio  Contract ratio
VALUATION       is less than    is greater      is greater
                the minimum     than minimum    than maximum
                transfer point  but less than   transfer point
                therefore, all  maximum         therefore, all
                amounts must    transfer        amounts that
                be moved out    point. Must     are not in the
                of the AXA      determine       guaranteed
                Ultra           amount to move  interest
                Conservative    in or out of    option or a
                Strategy        AXA Ultra       Special DCA
                investment      Conservative    program must
                option          Strategy        be moved into
                                investment      the AXA Ultra
                                option if       Conservative
                                necessary.      Strategy
                                                investment
                                                option.
---------------------------------------------------------------
ATP%            0%              (0.27 - 0.2) /  100%
(Contract                       0.1 = 0.7 OR
Ratio - Minimum                 70%
Transfer
Point) / 0.2
---------------------------------------------------------------
ATP AMOUNT      (0*$100,000) -  (0.7 *          (1*$100,000) -
(ATP% * AV) -   $10,000 -       $100,000) -     $20,000 =
guaranteed      $20,000 =       $20,000 =       $80,000
interest        -$30,000,       $50,000
option -        (cannot be
Special DCA     less than $0)
program         ATP Amount = $0
---------------------------------------------------------------
TRANSFER AMOUNT $0 - $40,000 =  SCENARIO 1 -    $80,000 -
(ATP Amount) -  -$40,000,       USING CURRENT   $40,000 =
(account value  (transferred    ASSUMPTIONS:    $40,000
currently in    out of the AXA  $50,000 -       (transferred
AXA Ultra       Ultra           $40,000 =       into the AXA
Conservative    Conservative    $10,000         Ultra
Strategy        Strategy        (transferred    Conservative
investment      investment      into the AXA    Strategy
option)         option)         Ultra           investment
                                Conservative    option)
                                Strategy
                                investment
                                option.)
                                SCENARIO 2 -
                                IF CURRENT
                                AMOUNT IN AXA
                                ULTRA
                                CONSERVATIVE
                                STRATEGY
                                INVESTMENT
                                OPTION =
                                $65,000
                                INSTEAD OF
                                $40,000:
                                $50,000 -
                                $65,000 =
                                -$15,000
                                (transferred
                                out of the AXA
                                Ultra
                                Conservative
                                Strategy
                                investment
                                option.)
---------------------------------------------------------------

                                    VIII-3

   APPENDIX VIII: FORMULA FOR ASSET TRANSFER PROGRAM FOR GUARANTEED BENEFITS

ATP transfers into the AXA Ultra Conservative Strategy investment option will be transferred out of your variable investment options. No amounts will be transferred out of the guaranteed interest option or a Special DCA program. ATP transfers out of the AXA Ultra Conservative Strategy investment option will be allocated among the investment options included in your contract's allocation instructions other than the guaranteed interest option. Any amounts that would have been allocated to the guaranteed interest option will be prorated among the variable investment options. No amounts will be transferred into or out of the guaranteed interest option and the Special DCA program as a result of any ATP transfer.

On any day that a transfer (excluding a dollar cost averaging transfer) is made out of the guaranteed interest option into a variable investment option, the formulas described above will be run, which may in turn trigger an off cycle ATP transfer. Regardless of when this off cycle valuation occurs, an ATP valuation will again occur on the next valuation day. Cancellation of any dollar cost averaging program will not trigger an off cycle ATP transfer. For the purposes of the off cycle valuation only, the ATP transfer amount formula will use the account value as of the previous business day. Off cycle valuations will use the transfer points for the most recent valuation day.

ATP EXIT OPTION

When the ATP exit option is processed your guaranteed benefit base(s) will be adjusted as follows:

  New Benefit Base =  (1- 3%) X A   _ D
                      -------------
                       1 - B + C

   WHERE:

  New Benefit Base =  The new value that the Roll-up benefit base and Highest
                      Anniversary Value benefit base (if applicable) will be ad-justed to if this value is less than the current value of the respective benefit bases.

   A =  The account value as of the day prior to the ATP exit option.

   B = The [interpolated] minimum transfer point as of the next valuation day.

   C =  The total rider charge percentage for both the GMIB and GMDB benefits.

   D = The prorated Roll-up amount from the last contract date anniversary to the next valuation day plus the prorated Roll-up amount for contributions and transfers in that contract year as of the next valuation day minus the contract year-to-date withdrawals up to the Annual withdrawal amount.

  3% = cushion in investment performance to decrease the probability of an ATP transfer on the upcoming valuation day.

For example, the ATP exit option is processed during the seventh month of the fifth ATP year. In the current ATP year, the number of completed months is six. The minimum transfer point is 19%, which is derived by interpolating the fourth ATP year anniversary minimum transfer point and the fifth ATP year anniversary minimum transfer point [=(18%+20%)/2]. The cushion is 3%. Assume that your account value is $100,000, Highest Anniversary Value benefit base is $110,000, Roll-up benefit base is $130,000 and the Roll-up rate is the 5% Annual Roll-up rate. Note that the benefit base for the GMIB is the Roll-up benefit base ($130,000) and that the benefit base for the "Greater of" GMDB ($130,000) is the greater of the Highest Anniversary Value benefit base ($110,000) and the Roll-up benefit base ($130,000). Also assume that no withdrawal has been taken in this contract year and that the pro-rated Roll-up amount (net of withdrawals) is $3,250 (=5%X$130,000X6/12 - 0).

When the ATP exit option is processed, the new benefit base is:

  New benefit base =  (1- 3%) X 100,000   _ 3,250              = $113,197
                      -------------------
                       1 - 0.19 + 0.023

Your Highest Anniversary Value benefit base stays at the current value ($110,000), as the new benefit base ($113,197) is greater than your current Highest Anniversary Value benefit base. Your Roll-up benefit base is adjusted to the new benefit base ($113,197), as the new benefit base is less than your current Roll-up benefit base. Accordingly, the new Roll-up benefit base for your GMIB is $113,197. Your "Greater of" GMDB is also adjusted to the new benefit base of $113,197, as it is the greater of the Highest Anniversary Value benefit base ($110,000) and the Roll-up benefit base ($113,197).

                                    VIII-4

   APPENDIX VIII: FORMULA FOR ASSET TRANSFER PROGRAM FOR GUARANTEED BENEFITS

Appendix IX: State contract availability and/or variations of certain features and benefits

--------------------------------------------------------------------------------

The following information is a summary of the states where the Accumulator(R) Series contracts or certain features and/or benefits are either not available as of the date of this Prospectus or vary from the contract's features and benefits as previously described in this Prospectus. Regardless of the state, the rate initially set on an outstanding loan cannot be changed.

STATES WHERE CERTAIN ACCUMULATOR(R) SERIES CONTRACTS' FEATURES AND/OR BENEFITS ARE NOT AVAILABLE OR VARY:


------------------------------------------------------------------------------
 STATE      FEATURES AND BENEFITS            AVAILABILITY OR VARIATION
------------------------------------------------------------------------------
ALABAMA     See "Your right to cancel        If you reside in the state of
            within a certain number of       Alabama, you may cancel your
            days" in "Contract features and  variable annuity contract and
            benefits"                        return it to us within 15 days
                                             from the date you received it.
                                             Your refund will equal your
                                             account value under the contract
                                             on the day we receive
                                             notification to cancel the
                                             contract.
------------------------------------------------------------------------------
ARIZONA     See "Contract features and       If you reside in the state of
            benefits"--"Your right to        Arizona and you are age 65 or
            cancel within a certain number   older at the time the contract
            of days"                         is issued, you may return your
                                             variable annuity contract within
                                             30 days from the date that you
                                             receive it and receive a refund
                                             of account value. This is also
                                             referred to as the "free look"
                                             period.
------------------------------------------------------------------------------
ARKANSAS    See "Your right to cancel        If you purchased your contract
            within a certain number of       through a Section 1035 exchange
            days" in "Contract features and  you may return your
            benefits"                        Accumulator(R) Series contract
                                             within 30 days from the date you
                                             receive it and receive a full
                                             refund of your account value.
------------------------------------------------------------------------------
CALIFORNIA  See "We require that the         You are not required to use our
            following types of               forms when making a transaction
            communications be on specific    request. If a written request
            forms we provide for that        contains all the information
            purpose (and submitted in the    required to process the request,
            manner that the forms specify)"  we will honor it. Although you
            in "Who is AXA Equitable" and    are not required to use our
            "Effect of Excess withdrawals"   withdrawal request form, if you
            in "Contract features and        do not specify whether we should
            benefits"                        process a withdrawal that
                                             results in an Excess withdrawal,
                                             and the transaction results in
                                             an Excess withdrawal, we will
                                             not process that request.

            See "Asset transfer program      If you elect the GMIB, the ATP
            ("ATP")" in "Contract features   will commence on the valuation
            and benefits"                    day of your second monthiversary.

            " See "Your right to cancel      If you reside in the state of
            within a certain number of       California and you are age 60 or
            days" in "Contract features and  older at the time the contract
            benefits"                        is issued, you may return your
                                             Accumulator(R) Series contract
                                             within 30 days from the date
                                             that you receive it and receive
                                             a refund as described below.
                                             This is also referred to as the
                                             ''free look'' period.

                                             If you allocate your entire
                                             initial contribution to the
                                             EQ/Money Market variable
                                             investment option (and/or
                                             guaranteed interest option, if
                                             available), the amount of your
                                             refund will be equal to your
                                             contribution, unless you make a
                                             transfer, in which case the
                                             amount of your refund will be
                                             equal to your Total account
                                             value on the date we receive
                                             your request to cancel at our
                                             processing office. This amount
                                             could be less than your initial
                                             contribution. If you allocate
                                             any portion of your initial
                                             contribution to the variable
                                             investment options (other than
                                             the EQ/Money Market variable
                                             investment option), your refund
                                             will be equal to your Total
                                             account value on the date we
                                             receive your request to cancel
                                             at our processing office.

                                             "RETURN OF CONTRIBUTION" FREE
                                             LOOK TREATMENT AVAILABLE THROUGH
                                             CERTAIN SELLING BROKER-DEALERS
------------------------------------------------------------------------------


                                     IX-1

               APPENDIX IX: STATE CONTRACT AVAILABILITY AND/OR
                  VARIATIONS OF CERTAIN FEATURES AND BENEFITS

-------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS            AVAILABILITY OR VARIATION
-------------------------------------------------------------------------------
CALIFORNIA                                    Certain selling broker-dealers
(CONTINUED)                                   offer an allocation method
                                              designed to preserve your right
                                              to a return of your
                                              contributions during the free
                                              look period. At the time of
                                              application, you will instruct
                                              your financial professional as
                                              to how your initial contribution
                                              and any subsequent contributions
                                              should be treated for the
                                              purpose of maintaining your free
                                              look right under the contract.
                                              Please consult your financial
                                              professional to learn more about
                                              the availability of "return of
                                              contribution" free look
                                              treatment.

                                              If you choose "return of
                                              contribution" free look
                                              treatment of your contract, we
                                              will allocate your entire
                                              contribution and any subsequent
                                              contributions made during the
                                              40-day period following the
                                              contract date, to the EQ/Money
                                              Market investment option. In the
                                              event you choose to exercise
                                              your free look right under the
                                              contract, you will receive a
                                              refund equal to your
                                              contributions.

                                              If you choose the "return of
                                              contribution" free look
                                              treatment and your contract is
                                              still in effect on the 40th day
                                              (or next Business Day) following
                                              the contract date, we will
                                              automatically reallocate your
                                              account value to the investment
                                              options chosen on your
                                              application.

                                              Any transfers made prior to the
                                              expiration of the 30-day free
                                              look will terminate your right
                                              to "return of contribution"
                                              treatment in the event you
                                              choose to exercise your free
                                              look right under the contract.
                                              Any transfer made prior to the
                                              40th day following the contract
                                              date will cancel the automatic
                                              reallocation on the 40th day (or
                                              next business day) following the
                                              contract date described above.
                                              If you do not want AXA Equitable
                                              to perform this scheduled
                                              one-time re-allocation, you must
                                              call one of our customer service
                                              representatives at 1 (800)
                                              789-7771 before the 40th day
                                              following the contract date to
                                              cancel.

             See "Disability, terminal        .   A disability CWC waiver will
             illness, or confinement to a         be granted if a U.S.
             nursing home'' under                 licensed physician certifies
             "Withdrawal charge" in "Charges      that the applicable
             and expenses"                        individual suffers from
                                                  impairment of cognitive
                                                  ability, meaning a
                                                  deterioration or loss of
                                                  intellectual capacity due to
                                                  mental illness or disease,
                                                  including Alzheimer's
                                                  disease or related illnesses
                                                  that require continual
                                                  supervision to protect
                                                  oneself or others.

                                              .   The terminal illness CWC
                                                  waiver is applicable if life
                                                  expectancy is less than 12
                                                  months (compared to 6 months
                                                  in the national version).

                                              .   The nursing home CWC waiver
                                                  does not require that the
                                                  applicable individual be
                                                  confined to a nursing home
                                                  for more than 90 days before
                                                  the waiver is granted. The
                                                  definition of nursing home
                                                  is as follows: the Owner is
                                                  receiving, as prescribed by
                                                  a physician, registered
                                                  nurse, or licensed social
                                                  worker, home care or
                                                  community- based services
                                                  (including adult day care,
                                                  personal care, homemaker
                                                  services, hospice services
                                                  or respite care) or, is
                                                  confined in a skilled
                                                  nursing facility,
                                                  convalescent nursing home,
                                                  or extended care facility,
                                                  which shall not be defined
                                                  more restrictively than as
                                                  in the Medicare program, or
                                                  is confined in a residential
                                                  care facility or residential
                                                  care facility for the
                                                  elderly, as defined in the
                                                  Health and Safety
                                                  Code. Out-of-state providers
                                                  of services shall be defined
                                                  as comparable in licensure
                                                  and staffing requirements to
                                                  California providers.
-------------------------------------------------------------------------------


                                     IX-2

               APPENDIX IX: STATE CONTRACT AVAILABILITY AND/OR
                  VARIATIONS OF CERTAIN FEATURES AND BENEFITS

-------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS            AVAILABILITY OR VARIATION
-------------------------------------------------------------------------------
CALIFORNIA                                    .   AXA has the right to perform
(CONTINUED)                                       physical exams at our
                                                  expense during the claim
                                                  period.

             See ''Transfers of ownership,    Guaranteed benefits do not
             collateral assignments, loans    terminate upon a change of owner
             and borrowing'' in ''More        or absolute assignment of the
             Information''                    contract. Guaranteed benefits
                                              will continue to be based on the
                                              original measuring life (i.e.,
                                              owner, older joint owner,
                                              annuitant, older joint
                                              annuitant).
-------------------------------------------------------------------------------
COLORADO     See "Your right to cancel        If you reside in the state of
             within a certain number of       Colorado, you may cancel your
             days" in "Contract features and  variable annuity contract and
             benefits"                        return it to us within 15 days
                                              from the date you received it.
                                              Your refund will equal your
                                              account value under the contract
                                              on the day we receive
                                              notification to cancel the
                                              contract.
-------------------------------------------------------------------------------
CONNECTICUT  See "Charge for each additional  The charge for transfers does
             transfer in excess of 12         not apply.
             transfers per contract year" in
             "Fee table" and "Transfer
             charge" in "Charges and
             expenses"

             See "Credit recovery" under      The second and third bullets
             "Credits and Earnings bonus      under "Credit recovery" do not
             (For Series CP(R) contracts      apply and are replaced by the
             only)" in "Contract features     following:
             and benefits" and "Your annuity
             payout options" in "Accessing
             your money"
                                              .   If you start receiving
                                                  annuity payments within
                                                  three years of making any
                                                  contribution, we will not
                                                  recover the credit that
                                                  applies to any contribution
                                                  made within the prior three
                                                  years. As a result, we will
                                                  apply the contract's cash
                                                  value, not the account
                                                  value, to the life
                                                  contingent annuity payout
                                                  regardless of how many years
                                                  have elapsed since last
                                                  contribution.

                                              .   Credits applied to
                                                  contributions made within
                                                  one year of death of the
                                                  owner (or older joint owner,
                                                  if applicable) will not be
                                                  recovered. However, any
                                                  applicable contract
                                                  withdrawal charges will
                                                  continue to apply to those
                                                  contributions. The 10% free
                                                  withdrawal amount does not
                                                  apply when calculating the
                                                  withdrawal charges
                                                  applicable to the payment of
                                                  a death benefit.

             See "GMIB "no lapse guarantee""  The no-lapse guarantee will not
             under "Guaranteed minimum        terminate if your aggregate
             income benefit" in "Contract     withdrawals from your contract
             features and benefits"           in any contract year exceed your
                                              Annual Withdrawal Amount unless
                                              the excess withdrawal drives
                                              your account value to zero.

             See "Disruptive transfer         The ability to restrict
             activity" in "Transferring your  transfers due to market timing money among investment options"  can only be determined by the underlying fund managers. AXA
                                              Equitable's right to restrict
                                              transfers due to market timing
                                              does not apply.

             See "Transfer Charge" in         The charge for excessive
             "Charges and Expenses"           transfers does not apply.
                                              The ability to reserve the right
                                              to impose a limit on the number
                                              of free transfers does not apply.

             See "Withdrawal charge" in       FOR SERIES CP(R) CONTRACTS:
             "Charges and expenses"           Since credits applied to
                                              contributions cannot be
                                              recovered, withdrawal charges
                                              apply to amounts associated with
                                              a credit.

             See "Disability, terminal        The withdrawal charge waiver
             illness, or confinement to a     under item (i) does not apply.
             nursing home" under "Withdrawal
             charge" in "Charges and
             expenses"
             See "Special service charges"    The current and maximum third
             in "Charges and Expenses"        party transfer or exchange
                                              charge is $49 per occurrence.
                                              The maximum charge for check
                                              preparation is $9 per occurrence.

             See "Misstatement of age" in     We will not deduct interest for
             "More information"               any overpayments made by us due
                                              to a misstatement of age or sex.
                                              Any overpayments will be
                                              deducted from future payments.
-------------------------------------------------------------------------------


                                     IX-3

               APPENDIX IX: STATE CONTRACT AVAILABILITY AND/OR
                  VARIATIONS OF CERTAIN FEATURES AND BENEFITS

---------------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS            AVAILABILITY OR VARIATION
---------------------------------------------------------------------------------------
CONNECTICUT  See "Transfers of ownership,     Benefits terminate upon any
(CONTINUED)  collateral assignments, loans    change of owner who is the
             and borrowing" in "More          measuring life, unless the
             information"                     change of ownership is due to a
                                              divorce where the spouse is
                                              awarded 100% of the account
                                              value and chooses to continue
                                              the contract in his or her name
                                              and meets the age requirements
                                              of the applicable benefit on the
                                              date the change in ownership
                                              occurs.
                                              Benefits do not terminate upon
                                              assignment.
                                              Your contract cannot be assigned
                                              to an institutional investor or
                                              settlement company, either
                                              directly or indirectly, nor may
                                              the ownership be changed to an
                                              institutional investor or
                                              settlement company.
---------------------------------------------------------------------------------------

DELAWARE     See "Your right to cancel        If you purchased your contract
             within a certain number of       through a Section 1035 exchange,
             days" in "Contract features and  you may return your
             benefits"                        Accumulator(R) Series contract
                                              within 20 days from the date you
                                              receive it and receive a full
                                              refund of your contributions,
                                              including any contract fees or
                                              charges.

             See "Greater of" GMDB I under    The maximum charge for the
             "Guaranteed benefit charges" in  "Greater of" GMDB I death
             "Charges and expenses"           benefit is 1.65%.

             See "Greater of" GMDB II under   The maximum charge for the
             "Guaranteed benefit charges" in  "Greater of" GMDB II death
             "Charges and expenses"           benefit is 1.80%.
---------------------------------------------------------------------------------------

FLORIDA      See "How you can purchase and    The second sentence in the third
             contribute to your contract" in  paragraph of this section
             "Contract features and benefits" regarding the $2,500,000
                                              limitation on contributions is
                                              deleted. The remainder of this
                                              section is unchanged.


             See "Credits" in "Contract       The following information
             features and benefits" (For      replaces the second bullet of
             Series CP(R) contracts only)     the final set of bullets in this
                                              section:

                                              .   You may annuitize your
                                                  contract after twelve
                                                  months, however, if you
                                                  elect to receive annuity
                                                  payments within five years
                                                  of the contract date, we
                                                  will recover the credit that
                                                  applies to any contribution
                                                  made in that five years. If
                                                  you start receiving annuity
                                                  payments after five years
                                                  from the contract date and
                                                  within three years of making
                                                  any contribution, we will
                                                  recover the credit that
                                                  applies to any contribution
                                                  made within the prior three
                                                  years.

             See "Your right to cancel        If you reside in the state of
             within a certain number of       Florida, you may cancel your
             days" in "Contract features and  variable annuity contract and
             benefits"                        return it to us within 21 days
                                              from the date that you receive
                                              it. You will receive an
                                              unconditional refund equal to
                                              the greater of the cash
                                              surrender value provided in the
                                              annuity contract, plus any fees
                                              or charges deducted from the
                                              contributions or imposed under
                                              the contract, or a refund of all
                                              contributions paid.

             See "Selecting an annuity        The following sentence replaces
             payout option" under "Your       the first sentence of the second
             annuity payout options" in       paragraph in this section:
             "Accessing your money"

                                              You can choose the date annuity
                                              payments begin but it may not be
                                              earlier than twelve months from
                                              the Accumulator(R) Series
                                              contract date.
             See "Special service charges"    The charge for a third-party
             in "Charges and expenses"        transfer or exchange applies to
                                              any transfer or exchange of your
                                              contract, even if it is to
                                              another contract issued by AXA Equitable.


             See "Withdrawal charge" in       If you are age 65 or older at
             "Charges and expenses"           the time your contract is
                                              issued, the applicable
                                              withdrawal charge will not
                                              exceed 10% of the amount
                                              withdrawn.

             See "Misstatement of age" in     After the second contract date
             "More information"               anniversary, an optional
                                              Guaranteed minimum death benefit
                                              may not be revoked for
                                              misstatement of age.

             See "Transfers of ownership,     The second paragraph in this
             collateral assignments, loans    section is deleted in its
             and borrowing" in "More          entirety and replaced with the following:
             information"
                                              Any guaranteed benefit in effect
                                              will terminate in all
                                              circumstances if you change
                                              ownership of the contract.
                                              Please speak with your financial
                                              professional for further
                                              information.
---------------------------------------------------------------------------------------


                                     IX-4

                APPENDIX IX: STATE CONTRACT AVAILABILITY AND/OR
                  VARIATIONS OF CERTAIN FEATURES AND BENEFITS

-------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS            AVAILABILITY OR VARIATION
-------------------------------------------------------------------------------
FLORIDA                                       Your Guaranteed benefits will
(CONTINUED)                                   terminate with all transfers of
                                              ownership, even with a change of
                                              owner from a trust to an
                                              individual, unless the change of
                                              ownership is due to a divorce
                                              where the spouse is awarded 100%
                                              of the Total account value,
                                              chooses to continue the contract
                                              in his or her name and meets the
                                              age requirements of the
                                              applicable rider on the date the
                                              change in ownership occurs.
-------------------------------------------------------------------------------
IOWA         See "Your right to cancel        If you reside in the state of
             within a certain number of       Iowa, you may cancel your
             days" in "Contract features and  variable annuity contract and
             benefits"                        return it to us within 15 days
                                              from the date you received it.
                                              Your refund will equal your
                                              account value under the contract
                                              on the day we receive
                                              notification to cancel the
                                              contract.
-------------------------------------------------------------------------------
NEW YORK     Earnings enhancement benefit     Not Available

             See "Greater of" GMDB in         The "Greater of" GMDB I and
             "Definitions of key terms", in   "Greater of" GMDB II are not
             "Guaranteed minimum death        available. All references to
             benefits" and throughout this    these benefits should be deleted
             Prospectus.                      in their entirety.

             See "Guaranteed interest         FOR SERIES CP(R) CONTRACTS ONLY:
             option" under "What are your     The Guaranteed interest option
             investment options under the     is not available.
             contract?" in "Contract
             features and benefits"

             See "Dollar cost averaging" in   FOR SERIES CP(R) CONTRACTS ONLY:
             "Contract features and           Investment Simplifier is not
             benefits"                        available.

             See "Guaranteed minimum income   The issue ages for owners who
             benefit" and "Guaranteed         elect the Highest Anniversary
             minimum death benefits" in       Value death benefit with a GMIB
             "Contract features and benefits" are 25-80 for all Series except
                                              Series CP(R) (25-70). The issue
                                              ages for owners who elect the
                                              Highest Anniversary Value death
                                              benefit without a GMIB are 0-80
                                              for all Series except Series
                                              CP(R) (0-70). The issue ages for
                                              owners who elect the Return of
                                              Principal death benefit with a
                                              GMIB are 25-80 for all Series
                                              except Series CP(R) (25-70). The
                                              issue ages for owners who elect
                                              the Return of Principal death
                                              benefit without a GMIB are 0-80
                                              for all Series except Series
                                              CP(R) (0-70).

             See "Credits" in "Contract       FOR SERIES CP(R) CONTRACTS ONLY:
             features and benefits"           If the owner (or older joint
                                              owner, if applicable) dies
                                              during the one-year period
                                              following our receipt of a
                                              contribution to which a credit
                                              was applied, we will recover all
                                              or a portion of the amount of
                                              such Credit from the account
                                              value, based on the number of
                                              full months that elapse between
                                              the time we receive the
                                              contribution and the owner's (or
                                              older joint owner's, if
                                              applicable) death, as follows:




                                                Number of  Percentage of
                                                 Months       Credit
                                                 ------       ------
                                                    1          100%
                                                    2           99%
                                                    3           98%
                                                    4           97%
                                                    5           96%
                                                    6           95%
                                                    7           94%
                                                    8           93%
                                                    9           92%
                                                   10           91%
                                                   11           90%
                                                   12           89%
-------------------------------------------------------------------------


                                     IX-5

                APPENDIX IX: STATE CONTRACT AVAILABILITY AND/OR
                  VARIATIONS OF CERTAIN FEATURES AND BENEFITS

--------------------------------------------------------------------------------
 STATE        FEATURES AND BENEFITS            AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------
NEW YORK                                       We will not recover the credit
(CONTINUED)                                    on subsequent contributions made
                                               within 3 years prior to
                                               annuitization.

              See "The amount applied to       The amount applied to the
              purchase an annuity payout       annuity benefit is the greater
              option" in "Accessing your       of the cash value or 95% of what
              money"                           the account value would be if no
                                               withdrawal charge applied.

              See "Selecting an annuity        FOR SERIES CP(R) CONTRACTS ONLY:
              payout option" in "Accessing     The earliest date annuity
              your money"                      payments may begin is 13 months
                                               from the issue date.

              See "Charges and expenses"       Deductions of charges from the
                                               guaranteed interest option are
                                               not permitted.

                                               The charge for third-party
                                               transfer or exchange does not
                                               apply.

                                               The check preparation charge
                                               does not apply.

              See "Disability, terminal        Item (i) is deleted and replaced
              illness, or confinement to a     with the following: An owner (or
              nursing home"                    older joint owner, if
                                               applicable) has qualified to
                                               receive Social Security
                                               disability benefits as certified
                                               by the Social Security
                                               Administration or meets the
                                               definition of a total disability
                                               as specified in the contract. To
                                               qualify, a re-certification
                                               statement from a physician will
                                               be required every 12 months from
                                               the date disability is
                                               determined.

              See "Transfers of ownership,     Collateral assignments are not
              collateral assignments, loans    limited to the period prior to
              and borrowing" in "More          the first contract date
              information"                     anniversary. You may assign all
                                               or a portion of your NQ contract
                                               at any time, pursuant to the
                                               terms described in this
                                               Prospectus.
--------------------------------------------------------------------------------
NORTH DAKOTA  See "Your right to cancel        You may cancel your variable
              within a certain number of       annuity contract and return it
              days" in "Contract features and  to us within 20 days from the
              benefits"                        date you receive it. You will
                                               receive an unconditional refund
                                               equal to your contributions,
                                               including any contract fees or
                                               charges.

              See "Your beneficiary and        Amounts allocated to the
              payment of benefit" in "Payment  Guaranteed interest option will
              of death benefit"                continue to earn interest until
                                               the applicable death benefit is
                                               paid. This means that your death
                                               benefit (other than the
                                               applicable guaranteed minimum
                                               death benefit) will be increased
                                               by the amount of interest
                                               credited to any assets in the
                                               Guaranteed interest option up
                                               until the date on which we pay
                                               the death benefit.
--------------------------------------------------------------------------------
PENNSYLVANIA  Required disclosure for          Any person who knowingly and
              Pennsylvania customers           with intent to defraud any
                                               insurance company or other
                                               person files an application for
                                               insurance or statement of claim
                                               containing any materially false
                                               information or conceals for the
                                               purpose of misleading,
                                               information concerning any fact
                                               material thereto commits a
                                               fraudulent insurance act, which
                                               is a crime and subjects such
                                               person to criminal and civil
                                               penalties.
--------------------------------------------------------------------------------
PUERTO RICO   IRA and Roth IRA                 Available for direct rollovers
                                               from U.S. source 401(a) plans
                                               and direct transfers from the
                                               same type of U.S. source IRAs

              Inherited IRA                    Available only under the
                                               beneficiary continuation option
                                               for currently issued NQ,
                                               traditional and Roth IRA
                                               contracts.

              QP (Defined Benefit) contracts   Not Available


              See "Owner and annuitant         Contracts are not available for
              requirements" in "Contract       purchase by Charitable Remainder
              features and benefits"           Trusts.

              See "How you can purchase and    Specific requirements for
              contribute to your contract" in  purchasing QP contracts in
              "Contract features and           Puerto Rico are outlined below
              benefits" (For Series B, Series  in "Purchase considerations for
              CP(R) and Series L contracts     QP (Defined Contribution)
              only)                            contracts in Puerto Rico".
--------------------------------------------------------------------------------


                                     IX-6

               APPENDIX IX: STATE CONTRACT AVAILABILITY AND/OR
                  VARIATIONS OF CERTAIN FEATURES AND BENEFITS

--------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------
PUERTO RICO  See "Exercise rules" under        Exercise restrictions for the
(CONTINUED)  "Guaranteed minimum income        GMIB on a Puerto Rico QPDC
             benefit ("GMIB")" in "Contract    contract are described below,
             features and benefits" (For       under "Purchase considerations
             Series B, Series CP(R) and        for QP (Defined Contribution)
             Series L contracts only)          contracts in Puerto Rico", and
                                               in your contract.

             See "Transfers of ownership,      Transfers of ownership of QP
             collateral assignments, loans     contracts are governed by Puerto
             and borrowing" in "More           Rico law. Please consult your
             information" (For Series B,       tax, legal or plan advisor if
             Series CP(R) and Series L         you intend to transfer ownership
             contracts only)                   of your contract.

             "Purchase considerations for QP   PURCHASE CONSIDERATIONS FOR QP
             (Defined Contribution) contracts  (DEFINED CONTRIBUTION) CONTRACTS
             in Puerto Rico" -- this section   IN PUERTO RICO:
             replaces "Appendix III: Purchase  Trustees who are considering the considerations for QP contracts"  purchase of an Accumulator(R)
             in your Prospectus.               Series QP contract in Puerto
                                               Rico should discuss with their
                                               tax, legal and plan advisors
                                               whether this is an appropriate
                                               investment vehicle for the
                                               employer's plan. Trustees should
                                               consider whether the plan
                                               provisions permit the investment
                                               of plan assets in the QP
                                               contract, the GMIB and other
                                               guaranteed benefits, and the
                                               payment of death benefits in
                                               accordance with the requirements
                                               of Puerto Rico income tax rules.
                                               The QP contract and this
                                               Prospectus should be reviewed in
                                               full, and the following factors,
                                               among others, should be noted.

                                               LIMITS ON CONTRACT OWNERSHIP:
                                               .   The QP contract is offered
                                                   only as a funding vehicle to
                                                   qualified plan trusts of
                                                   single participant defined
                                                   contribution plans that are
                                                   tax-qualified under Puerto
                                                   Rico law, not United States
                                                   law. The contract is not
                                                   available to US qualified
                                                   plans or to defined benefit
                                                   plans qualifying under
                                                   Puerto Rico law.

                                               .   The QP contract owner is the
                                                   qualified plan trust. The
                                                   annuitant under the contract
                                                   is the self-employed Puerto
                                                   Rico resident, who is the
                                                   sole plan participant.

                                               .   This product should not be
                                                   purchased if the
                                                   self-employed individual
                                                   anticipates having
                                                   additional employees become
                                                   eligible for the plan. We
                                                   will not allow additional
                                                   contracts to be issued for
                                                   participants other than the
                                                   original business owner.

                                               .   If the business that
                                                   sponsors the plan adds
                                                   another employee, no further
                                                   contributions may be made to
                                                   the contract. If the
                                                   employer moves the funds to
                                                   another funding vehicle that
                                                   can accommodate more than
                                                   one employee, this move
                                                   could result in surrender
                                                   charges, if applicable, and
                                                   the loss of guaranteed
                                                   benefits in the contract.

                                               LIMITS ON CONTRIBUTIONS:
                                               .   All contributions must be
                                                   direct transfers from other
                                                   investments within an
                                                   existing qualified plan
                                                   trust.

                                               .   Employer payroll
                                                   contributions are not
                                                   accepted.

                                               .   Only one additional transfer
                                                   contribution may be made per
                                                   contract year.

                                               .   Checks written on accounts
                                                   held in the name of the
                                                   employer instead of the plan
                                                   or the trustee will not be
                                                   accepted.

                                               .   As mentioned above, if a new
                                                   employee becomes eligible
                                                   for the plan, the trustee
                                                   will not be permitted to
                                                   make any further
                                                   contributions to the
                                                   contract established for the
                                                   original business owner.
--------------------------------------------------------------------------------


                                     IX-7

                APPENDIX IX: STATE CONTRACT AVAILABILITY AND/OR
                  VARIATIONS OF CERTAIN FEATURES AND BENEFITS

--------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------
PUERTO RICO                                    LIMITS ON PAYMENTS:
(CONTINUED)                                    .   Loans are not available
                                                   under the contract.

                                               .   All payments are made to the
                                                   plan trust as owner, even
                                                   though the plan
                                                   participant/annuitant is the
                                                   ultimate recipient of the
                                                   benefit payment.

                                               .   AXA Equitable does no tax
                                                   reporting or withholding of
                                                   any kind. The plan
                                                   administrator or trustee
                                                   will be solely responsible
                                                   for performing or providing
                                                   for all such services.

                                               .   AXA Equitable does not offer
                                                   contracts that qualify as
                                                   IRAs under Puerto Rico law.
                                                   The plan trust will exercise
                                                   the GMIB and must continue
                                                   to hold the supplementary
                                                   contract for the duration of
                                                   the GMIB payments.

                                               PLAN TERMINATION:
                                               .   If the plan participant
                                                   terminates the business, and
                                                   as a result wishes to
                                                   terminate the plan, the
                                                   trust would have to be kept
                                                   in existence to receive
                                                   payments. This could create
                                                   expenses for the plan.

                                               .   If the plan participant
                                                   terminates the plan and the
                                                   trust is dissolved, or if
                                                   the plan trustee (which may
                                                   or may not be the same as
                                                   the plan participant) is
                                                   unwilling to accept payment
                                                   to the plan trust for any
                                                   reason, AXA Equitable would
                                                   have to change the contract
                                                   from a Puerto Rico QP to NQ
                                                   in order to make payments to
                                                   the individual as the new
                                                   owner. Depending on when
                                                   this occurs, it could be a
                                                   taxable distribution from
                                                   the plan, with a potential
                                                   tax of the entire account
                                                   value of the contract.
                                                   Puerto Rico income tax
                                                   withholding and reporting by
                                                   the plan trustee could apply
                                                   to the distribution
                                                   transaction.

                                               .   If the plan trust is
                                                   receiving GMIB payments and
                                                   the trust is subsequently
                                                   terminated, transforming the
                                                   contract into an
                                                   individually owned NQ
                                                   contract, the trustee would
                                                   be responsible for the
                                                   applicable Puerto Rico
                                                   income tax withholding and
                                                   reporting on the present
                                                   value of the remaining
                                                   annuity payment stream.

                                               .   AXA Equitable is a U.S.
                                                   insurance company, therefore
                                                   distributions under the NQ
                                                   contract could be subject to
                                                   United States taxation and
                                                   withholding on a "taxable
                                                   amount not determined" basis.
             Tax Information -- "Special       Income from NQ contracts we
             rules for NQ contracts"           issue is U.S. source. A Puerto
                                               Rico resident is subject to U.S.
                                               taxation on such U.S. source
                                               income. Only Puerto Rico source
                                               income of Puerto Rico residents
                                               is excludable from U.S.
                                               taxation. Income from NQ
                                               contracts is also subject to
                                               Puerto Rico tax. The calculation
                                               of the taxable portion of
                                               amounts distributed from a
                                               contract may differ in the two
                                               jurisdictions. Therefore, you
                                               might have to file both U.S. and
                                               Puerto Rico tax returns, showing
                                               different amounts of income from
                                               the contract for each tax
                                               return. Puerto Rico generally
                                               provides a credit against Puerto
                                               Rico tax for U.S. tax paid.
                                               Depending on your personal
                                               situation and the timing of the
                                               different tax liabilities, you
                                               may not be able to take full
                                               advantage of this credit.
                                               We require owners or
                                               beneficiaries of annuity
                                               contracts in Puerto Rico which
                                               are not individuals to document
                                               their status to avoid 30% FATCA
                                               withholding from U.S.-source
                                               income.
--------------------------------------------------------------------------------


                                     IX-8

                APPENDIX IX: STATE CONTRACT AVAILABILITY AND/OR
                  VARIATIONS OF CERTAIN FEATURES AND BENEFITS

---------------------------------------------------------------------------------
 STATE        FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
---------------------------------------------------------------------------------
RHODE ISLAND  See "Your right to cancel within  If you reside in the state of
              a certain number of days" in      Rhode Island, you may cancel
              "Contract features and benefits"  your variable annuity contract and return it to us within 15
                                                days from the date you received
                                                it. Your refund will equal your
                                                account value under the contract
                                                on the day we receive
                                                notification to cancel the
                                                contract.
---------------------------------------------------------------------------------
TEXAS         See "Your right to cancel within  If you reside in the state of
              a certain number of days" in      Texas, you may cancel your
              "Contract features and benefits"  variable annuity contract and return it to us within 15 days
                                                from the date you received it.
                                                Your refund will equal your
                                                account value under the contract
                                                on the day we receive
                                                notification to cancel the
                                                contract.
---------------------------------------------------------------------------------



                                     IX-9


                APPENDIX IX: STATE CONTRACT AVAILABILITY AND/OR
                  VARIATIONS OF CERTAIN FEATURES AND BENEFITS

Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                             PAGE

Who is AXA Equitable?                                         2

Unit Values                                                   2

Custodian and Independent Registered Public Accounting Firm   2

Distribution of the Contracts                                 2

Financial Statements                                          2

HOW TO OBTAIN AN ACCUMULATOR(R) SERIES STATEMENT OF ADDITIONAL INFORMATION FOR
SEPARATE ACCOUNT NO. 70
Send this request form to:
  Retirement Service Solutions
  P.O. Box 1547
  Secaucus, NJ 07096-1547


----------------------------------------------------------------------------------
Please send me an Accumulator(R) Series SAI for SEPARATE ACCOUNT NO. 70
dated May 1, 2015.
----------------------------------------------------------------------------------
Name
----------------------------------------------------------------------------------
Address
----------------------------------------------------------------------------------
City                                                                   State  Zip



                                                     Accumulator(R) Series 13.0
                                                                        #792794

AXA Equitable Life Insurance Company


PROSPECTUS SUPPLEMENT DATED MAY 1, 2015 FOR ACCUMULATOR(R) SERIES


--------------------------------------------------------------------------------

This Supplement modifies certain information in the above-referenced prospectuses, supplements to prospectuses and statements of additional information, (together the "Prospectus"). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. The prospectuses and statements of additional information are hereby incorporated by reference, respectively. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your Prospectus.

The following information supplements the information in your prospectus that describes how we process your initial contribution. In "Contract features and benefits" under "How you can make your contributions," the third paragraph is deleted in its entirety and replaced with the following:

Chase Investment Services, the selling broker-dealer that your financial professional is affiliated with, has directed us to hold your initial contribution, whether received via check or wire, in a non-interest bearing "Special Bank Account for the Exclusive Benefit of Customers" while Chase Investment Services ensures your application is complete and that suitability standards are met. If Chase Investment Services does not submit your application to us within ten business days from the date we received your initial contribution, we will return it to Chase Investment Services on your behalf. If Chase Investment Services does submit your application to us within ten business days, we will transfer your contribution into our non-interest bearing suspense account so that we can consider your application for processing.

If your application is in good order when we receive it for application processing purposes, your contribution will be applied within two business days. If any information we require to issue your contract is missing or unclear, we will hold your contribution while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you, unless you or your financial professional acting on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

If your financial professional is with a selling broker-dealer other than Chase Investment Services, this supplement does not apply to you.




   Copyright 2015 AXA Equitable Life Insurance Company. All rights reserved.


      AXA Equitable variable annuities are distributed by its affiliates,
                 AXA Advisors, LLC and AXA Distributors, LLC,
               1290 Avenue of the Americas, New York, NY 10104.

                     AXA Equitable Life Insurance Company
                1290 Avenue of the Americas, New York, NY 10104
                                 212-554-1234


                   IM-10-08 (5/15)
                   Chase Only - NB                       CAT. NO. 143836 (5/15)
                   Accum 13.0 Series                                    #792734

The Accumulator(R) Series 13.0

A combination variable and fixed deferred annuity contract

STATEMENT OF ADDITIONAL INFORMATION

MAY 1, 2015


AXA EQUITABLE LIFE INSURANCE COMPANY
1290 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10104


--------------------------------------------------------------------------------


This Statement of Additional Information ("SAI") is not a Prospectus. It should be read in conjunction with the related Accumulator(R) Series 13.0 Prospectus, dated May 1, 2015. That Prospectus provides detailed information concerning the contracts and the variable investment options, the fixed maturity options and the guaranteed interest option that fund the contracts. Each variable investment option is a subaccount of AXA Equitable's Separate Account No. 70. Definitions of special terms used in the SAI are found in the Prospectus.


A copy of the Prospectus is available free of charge by writing the processing office (Retirement Service Solutions -- Post Office Box 1547, Secaucus, NJ 07096-1547), by calling 1-800-789-7771 toll free, or by contacting your financial professional.


         TABLE OF CONTENTS

         Who is AXA Equitable?                                       2

         Unit Values                                                 2

         Custodian and Independent Registered Public
           Accounting Firm                                           2

         Distribution of the Contracts                               2

         Financial statements                                        2

         Condensed Financial Information                    Appendix I




             Copyright 2015 AXA Equitable Life Insurance Company.

    All rights reserved. Accumulator(R) is a registered service mark of AXA
                       Equitable Life Insurance Company.


                                                            Accumulator(R) 13.0
                                                                        #792794

WHO IS AXA EQUITABLE?

We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable Life Insurance Company is an indirect wholly owned subsidiary of AXA Financial, Inc., which is an indirect wholly owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, AXA exercises significant influence over the operations and capital structure of AXA Equitable. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.

UNIT VALUES


Unit values are determined at the end of each valuation period for each of the variable investment options. We may offer other annuity contracts and certificates which will have their own unit values for the variable investment options. They may be different from the unit values for the Accumulator(R) Series 13.0.


The unit value for a variable investment option for any valuation period is equal to: (i) the unit value for the preceding valuation period multiplied by
(ii) the net investment factor for that option for that valuation period. A valuation period is each business day together with any preceding non-business days. The net investment factor is:

                                   a
                                   ----      --c
                               (   b   )

where:

(a)is the value of the variable investment option's shares of the corresponding portfolio at the end of the valuation period. Any amounts allocated to or withdrawn from the option for the valuation period are not taken into account. For this purpose, we use the share value reported to us by the Trusts (as described in the Prospectus), as applicable.

(b)is the value of the variable investment option's shares of the corresponding portfolio at the end of the preceding valuation period. (Any amounts allocated or withdrawn for that valuation period are taken into account.)

(c)is the daily operations charge, administrative charge and distribution charge relating to the contracts, times the number of calendar days in the valuation period. These daily charges are at an effective annual rate not to exceed a total of 1.70%. Your contract charges may be less.

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AXA Equitable is the custodian for the shares of the Trusts owned by Separate Account No. 70.


The financial statements of Separate Account at December 31, 2014 and the consolidated financial statements of AXA Equitable at December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014 are included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.

DISTRIBUTION OF THE CONTRACTS


Under a distribution agreement between AXA Distributors, LLC, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account
No. 70, AXA Equitable paid AXA Distributors, LLC, distribution fees of $516,811,792 in 2014, $548,888,192 in 2013 and $575,594,540 in 2012, as the
distributor of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account No. 70. Of these amounts, for each of these three years, AXA Distributors, LLC retained $0, $16,033,494 and $16,167,554, respectively.

Pursuant to a Distribution and Servicing Agreement between AXA Advisors, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account No. 70, AXA Equitable paid AXA Advisors a fee of $325,380 for each of the years 2014, 2013 and 2012. AXA Equitable paid AXA Advisors, as the distributors of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account No. 70, $571,445,806 in 2014, $577,490,356 in 2013 and
$630,130,187 in 2012. Of these amounts, AXA Advisors retained $305,637,317, $319,941,479 and $371,036,017, respectively.


FINANCIAL STATEMENTS

The consolidated financial statements of AXA Equitable included herein should be considered only as bearing upon the ability of AXA Equitable to meet its obligations under the contracts.

The financial statements of Separate Account No. 70 list variable investment options not currently offered under this contract.


CONDENSED FINANCIAL INFORMATION

Please see Appendix I at the end of this SAI for the unit values and the number of units outstanding as of the end of the periods shown for each of the variable investment options available as of December 31, 2014.

Appendix I: Condensed financial information

--------------------------------------------------------------------------------




The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 70 with the same daily asset charges of 1.65%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2014.



---------------------------------------------------------------------------
                                           FOR THE YEAR ENDING DECEMBER 31,
                                           --------------------------------
                                            2014             2013
---------------------------------------------------------------------------
AXA 400 MANAGED VOLATILITY
---------------------------------------------------------------------------
   Unit value                              $12.68           $11.85
---------------------------------------------------------------------------
   Number of units outstanding (000's)         37               23
---------------------------------------------------------------------------
AXA 500 MANAGED VOLATILITY
---------------------------------------------------------------------------
   Unit value                              $13.38           $12.08
---------------------------------------------------------------------------
   Number of units outstanding (000's)         58               21
---------------------------------------------------------------------------
AXA 2000 MANAGED VOLATILITY
---------------------------------------------------------------------------
   Unit value                              $12.74           $12.45
---------------------------------------------------------------------------
   Number of units outstanding (000's)         34               14
---------------------------------------------------------------------------
AXA BALANCED STRATEGY
---------------------------------------------------------------------------
   Unit value                              $14.32           $13.95
---------------------------------------------------------------------------
   Number of units outstanding (000's)      5,594            5,228
---------------------------------------------------------------------------
AXA CONSERVATIVE GROWTH STRATEGY
---------------------------------------------------------------------------
   Unit value                              $13.55           $13.27
---------------------------------------------------------------------------
   Number of units outstanding (000's)      2,331            2,520
---------------------------------------------------------------------------
AXA CONSERVATIVE STRATEGY
---------------------------------------------------------------------------
   Unit value                              $11.82           $11.72
---------------------------------------------------------------------------
   Number of units outstanding (000's)      1,661            1,761
---------------------------------------------------------------------------
AXA GLOBAL EQUITY MANAGED VOLATILITY
---------------------------------------------------------------------------
   Unit value                              $27.37           $27.37
---------------------------------------------------------------------------
   Number of units outstanding (000's)         51               40
---------------------------------------------------------------------------
AXA GROWTH STRATEGY
---------------------------------------------------------------------------
   Unit value                              $16.28           $15.67
---------------------------------------------------------------------------
   Number of units outstanding (000's)      8,845            8,283
---------------------------------------------------------------------------
AXA INTERNATIONAL CORE MANAGED VOLATILITY
---------------------------------------------------------------------------
   Unit value                              $14.76           $16.01
---------------------------------------------------------------------------
   Number of units outstanding (000's)        137               94
---------------------------------------------------------------------------
AXA INTERNATIONAL MANAGED VOLATILITY
---------------------------------------------------------------------------
   Unit value                              $10.63           $11.55
---------------------------------------------------------------------------
   Number of units outstanding (000's)        125               27
---------------------------------------------------------------------------
AXA LARGE CAP CORE MANAGED VOLATILITY
---------------------------------------------------------------------------
   Unit value                              $18.03           $16.42
---------------------------------------------------------------------------
   Number of units outstanding (000's)        105               41
---------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2014. (CONTINUED)



--------------------------------------------------------------------------------------
                                                      FOR THE YEAR ENDING DECEMBER 31,
                                                      --------------------------------
                                                       2014             2013
--------------------------------------------------------------------------------------
AXA LARGE CAP GROWTH MANAGED VOLATILITY
--------------------------------------------------------------------------------------
   Unit value                                         $20.49           $18.76
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)                   173              121
--------------------------------------------------------------------------------------
AXA LARGE CAP VALUE MANAGED VOLATILITY
--------------------------------------------------------------------------------------
   Unit value                                         $15.87           $14.37
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)                   296               72
--------------------------------------------------------------------------------------
AXA MID CAP VALUE MANAGED VOLATILITY
--------------------------------------------------------------------------------------
   Unit value                                         $21.29           $19.52
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)                   103               68
--------------------------------------------------------------------------------------
AXA MODERATE GROWTH STRATEGY
--------------------------------------------------------------------------------------
   Unit value                                         $15.56           $15.06
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)                 8,617            8,755
--------------------------------------------------------------------------------------
AXA ULTRA CONSERVATIVE STRATEGY
--------------------------------------------------------------------------------------
   Unit value                                         $10.11           $10.08
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)                    33               23
--------------------------------------------------------------------------------------
AXA/FRANKLIN BALANCED MANAGED VOLATILITY
--------------------------------------------------------------------------------------
   Unit value                                         $12.49           $11.96
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)                   137              130
--------------------------------------------------------------------------------------
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY
--------------------------------------------------------------------------------------
   Unit value                                         $13.53           $13.47
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)                   256              196
--------------------------------------------------------------------------------------
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY
--------------------------------------------------------------------------------------
   Unit value                                         $10.79           $10.40
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)                   137              135
--------------------------------------------------------------------------------------
AXA/LOOMIS SAYLES GROWTH
--------------------------------------------------------------------------------------
   Unit value                                         $15.71           $14.82
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)                    42               42
--------------------------------------------------------------------------------------
 AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY
--------------------------------------------------------------------------------------
   Unit value                                         $12.77           $11.84
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)                    73               75
--------------------------------------------------------------------------------------
 AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY
--------------------------------------------------------------------------------------
   Unit value                                         $11.21           $11.27
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)                   454              264
--------------------------------------------------------------------------------------
 CHARTER/SM/ MULTI-SECTOR BOND
--------------------------------------------------------------------------------------
   Unit value                                         $11.25           $11.17
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)                    63               63
--------------------------------------------------------------------------------------
CHARTER/SM/ SMALL CAP GROWTH
--------------------------------------------------------------------------------------
   Unit value                                         $10.46           $10.92
--------------------------------------------------------------------------------------
   Number of units outstanding (000's)                   208              165
--------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2014. (CONTINUED)



--------------------------------------------------------------------------------
                                                FOR THE YEAR ENDING DECEMBER 31,
                                                --------------------------------
                                                 2014             2013
--------------------------------------------------------------------------------
CHARTER/SM/ SMALL CAP VALUE
--------------------------------------------------------------------------------
   Unit value                                   $16.44           $17.61
--------------------------------------------------------------------------------
   Number of units outstanding (000's)             179              170
--------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES
--------------------------------------------------------------------------------
   Unit value                                   $11.37           $11.04
--------------------------------------------------------------------------------
   Number of units outstanding (000's)             480              190
--------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
--------------------------------------------------------------------------------
   Unit value                                   $23.81           $23.37
--------------------------------------------------------------------------------
   Number of units outstanding (000's)             180              145
--------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY INCOME
--------------------------------------------------------------------------------
   Unit value                                   $ 8.81           $ 8.24
--------------------------------------------------------------------------------
   Number of units outstanding (000's)             331              157
--------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY RESPONSIBLE
--------------------------------------------------------------------------------
   Unit value                                   $16.73           $14.97
--------------------------------------------------------------------------------
   Number of units outstanding (000's)              11                6
--------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN RESEARCH
--------------------------------------------------------------------------------
   Unit value                                   $19.53           $17.97
--------------------------------------------------------------------------------
   Number of units outstanding (000's)              96              101
--------------------------------------------------------------------------------
EQ/CORE BOND INDEX
--------------------------------------------------------------------------------
   Unit value                                   $10.45           $10.37
--------------------------------------------------------------------------------
   Number of units outstanding (000's)           1,374            1,112
--------------------------------------------------------------------------------
EQ/GLOBAL BOND PLUS
--------------------------------------------------------------------------------
   Unit value                                   $11.66           $11.75
--------------------------------------------------------------------------------
   Number of units outstanding (000's)             123              125
--------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT BOND
--------------------------------------------------------------------------------
   Unit value                                   $10.71           $10.72
--------------------------------------------------------------------------------
   Number of units outstanding (000's)             263              213
--------------------------------------------------------------------------------
EQ/INVESCO COMSTOCK
--------------------------------------------------------------------------------
   Unit value                                   $16.12           $15.05
--------------------------------------------------------------------------------
   Number of units outstanding (000's)             204               58
--------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
--------------------------------------------------------------------------------
   Unit value                                   $19.13           $17.01
--------------------------------------------------------------------------------
   Number of units outstanding (000's)              42               37
--------------------------------------------------------------------------------
 EQ/MFS INTERNATIONAL GROWTH
--------------------------------------------------------------------------------
   Unit value                                   $15.68           $16.78
--------------------------------------------------------------------------------
   Number of units outstanding (000's)             157              141
--------------------------------------------------------------------------------
 EQ/MONEY MARKET
--------------------------------------------------------------------------------
   Unit value                                   $ 9.59           $ 9.75
--------------------------------------------------------------------------------
   Number of units outstanding (000's)             469              377
--------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2014. (CONTINUED)



-------------------------------------------------------------------------
                                         FOR THE YEAR ENDING DECEMBER 31,
                                         --------------------------------
                                          2014             2013
-------------------------------------------------------------------------
EQ/MORGAN STANLEY MID CAP GROWTH
-------------------------------------------------------------------------
   Unit value                            $21.49           $22.01
-------------------------------------------------------------------------
   Number of units outstanding (000's)      170              159
-------------------------------------------------------------------------
EQ/OPPENHEIMER GLOBAL
-------------------------------------------------------------------------
   Unit value                            $13.72           $13.71
-------------------------------------------------------------------------
   Number of units outstanding (000's)      131              117
-------------------------------------------------------------------------
EQ/PIMCO ULTRA SHORT BOND
-------------------------------------------------------------------------
   Unit value                            $10.11           $10.29
-------------------------------------------------------------------------
   Number of units outstanding (000's)       60               61
-------------------------------------------------------------------------
EQ/QUALITY BOND PLUS
-------------------------------------------------------------------------
   Unit value                            $10.73           $10.60
-------------------------------------------------------------------------
   Number of units outstanding (000's)      574              520
-------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH STOCK
-------------------------------------------------------------------------
   Unit value                            $24.56           $22.99
-------------------------------------------------------------------------
   Number of units outstanding (000's)      145              139
-------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME
-------------------------------------------------------------------------
   Unit value                            $ 8.25           $ 7.33
-------------------------------------------------------------------------
   Number of units outstanding (000's)      174              173
-------------------------------------------------------------------------
EQ/WELLS FARGO OMEGA GROWTH
-------------------------------------------------------------------------
   Unit value                            $22.75           $22.29
-------------------------------------------------------------------------
   Number of units outstanding (000's)      237              154
-------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE EQUITY
-------------------------------------------------------------------------
   Unit value                            $17.63           $16.20
-------------------------------------------------------------------------
   Number of units outstanding (000's)      175              177
-------------------------------------------------------------------------
MULTIMANAGER CORE BOND
-------------------------------------------------------------------------
   Unit value                            $13.15           $12.88
-------------------------------------------------------------------------
   Number of units outstanding (000's)    2,220            1,909
-------------------------------------------------------------------------
MULTIMANAGER MID CAP GROWTH
-------------------------------------------------------------------------
   Unit value                            $20.66           $20.03
-------------------------------------------------------------------------
   Number of units outstanding (000's)      169              154
-------------------------------------------------------------------------
MULTIMANAGER MID CAP VALUE
-------------------------------------------------------------------------
   Unit value                            $21.33           $20.59
-------------------------------------------------------------------------
   Number of units outstanding (000's)      128               98
-------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY
-------------------------------------------------------------------------
   Unit value                            $20.86           $18.68
-------------------------------------------------------------------------
   Number of units outstanding (000's)       72               71
-------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

INDEX TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm...............   F-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 2014............   F-3
   Statements of Operations for the Year Ended December 31, 2014......  F-60
   Statements of Changes in Net Assets for the Years and Periods
     Ended December 31, 2014 and 2013.................................  F-94
   Notes to Financial Statements...................................... F-160

AXA EQUITABLE LIFE INSURANCE COMPANY

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm................. F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2014 and 2013.............. F-2
   Consolidated Statements of Earnings (Loss), Years Ended December 31,
     2014, 2013 and 2012................................................ F-3
   Consolidated Statements of Comprehensive Income (Loss), Years Ended
     December 31, 2014, 2013 and 2012................................... F-4
   Consolidated Statements of Equity, Years Ended December 31, 2014,
     2013 and 2012...................................................... F-5
   Consolidated Statements of Cash Flows, Years Ended December 31,
     2014, 2013 and 2012................................................ F-6
   Notes to Consolidated Financial Statements........................... F-8


                                  F-1  #799555

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
AXA Equitable Life Insurance Company
and Contractowners of Separate Account No. 70 of AXA Equitable Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the separate Variable Investment Options of Separate Account No. 70 of AXA Equitable Life Insurance Company ("AXA Equitable"), as listed in Note 1 to such financial statements, at December 31, 2014, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2014 by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 20, 2015

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2014

                               7TWELVE/TM/                                                                           ALL ASSET
                                BALANCED       ALL ASSET          ALL ASSET          ALL ASSET        ALL ASSET       MODERATE
                               PORTFOLIO   AGGRESSIVE-ALT 25* AGGRESSIVE-ALT 50* AGGRESSIVE-ALT 75* GROWTH-ALT 20* GROWTH-ALT 15*
                               ----------- ------------------ ------------------ ------------------ -------------- --------------
ASSETS:
Investments in shares of the
 Portfolios, at fair value.... $88,451,897     $6,907,945         $4,353,606         $4,410,801      $12,545,953     $8,926,986
Receivable for shares of the
 Portfolios sold..............     126,642             --                 10                 15               --             --
Receivable for policy-related
 transactions.................          --         25,250                 --                 --           27,586         25,982
                               -----------     ----------         ----------         ----------      -----------     ----------
   Total assets...............  88,578,539      6,933,195          4,353,616          4,410,816       12,573,539      8,952,968
                               -----------     ----------         ----------         ----------      -----------     ----------

LIABILITIES:
Payable for shares of the
 Portfolios purchased.........          --         25,250                 --                 --           27,586         25,982
Payable for policy-related
 transactions.................     126,592             --                 10                 15               --             --
                               -----------     ----------         ----------         ----------      -----------     ----------
   Total liabilities..........     126,592         25,250                 10                 15           27,586         25,982
                               -----------     ----------         ----------         ----------      -----------     ----------
NET ASSETS.................... $88,451,947     $6,907,945         $4,353,606         $4,410,801      $12,545,953     $8,926,986
                               ===========     ==========         ==========         ==========      ===========     ==========

NET ASSETS:
Accumulation unit values...... $88,451,932     $6,907,905         $  299,216         $  458,210      $12,545,729     $8,926,968
Retained by AXA Equitable in
 Separate Account No. 70......          15             40          4,054,390          3,952,591              224             18
                               -----------     ----------         ----------         ----------      -----------     ----------
TOTAL NET ASSETS.............. $88,451,947     $6,907,945         $4,353,606         $4,410,801      $12,545,953     $8,926,986
                               ===========     ==========         ==========         ==========      ===========     ==========

Investments in shares of the
 Portfolios, at cost.......... $87,858,935     $6,972,489         $4,533,547         $4,734,613      $12,507,542     $9,029,256
The Portfolios shares held
   Class A....................          --             --                 --                 --          650,123             --
   Class B....................          --        580,688            242,513            261,582               --        806,412
   Class K....................          --             --            211,916            212,930               --             --
   Common Shares..............   7,841,480             --                 --                 --               --             --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                     ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN
                       VPS BALANCED       VPS GLOBAL      VPS GROWTH AND   VPS INTERNATIONAL  VPS REAL ESTATE  ALLIANCEBERNSTEIN
                      WEALTH STRATEGY   THEMATIC GROWTH       INCOME            GROWTH          INVESTMENT     VPS SMALL/MID CAP
                        PORTFOLIO**       PORTFOLIO**       PORTFOLIO**       PORTFOLIO**       PORTFOLIO**    VALUE PORTFOLIO**
                     ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
ASSETS:
Investments in
 shares of the
 Portfolios, at
 fair value.........    $5,098,300          $17,840           $4,992          $8,710,420         $103,673          $146,362
Receivable for
 shares of the
 Portfolios sold....           199               --               --               4,817                4                 5
Receivable for
 policy-related
 transactions.......            --               25               25                  --               21                20
                        ----------          -------           ------          ----------         --------          --------
   Total assets.....     5,098,499           17,865            5,017           8,715,237          103,698           146,387
                        ----------          -------           ------          ----------         --------          --------

LIABILITIES:
Payable for
 policy-related
 transactions.......           199               --               --               4,817               --                --
                        ----------          -------           ------          ----------         --------          --------
   Total
    liabilities.....           199               --               --               4,817               --                --
                        ----------          -------           ------          ----------         --------          --------
NET ASSETS..........    $5,098,300          $17,865           $5,017          $8,710,420         $103,698          $146,387
                        ==========          =======           ======          ==========         ========          ========

NET ASSETS:
Accumulation unit
 values.............    $5,097,422          $17,841           $4,992          $8,710,061         $103,676          $146,366
Retained by AXA
 Equitable in
 Separate Account
 No. 70.............           878               24               25                 359               22                21
                        ----------          -------           ------          ----------         --------          --------
TOTAL NET ASSETS....    $5,098,300          $17,865           $5,017          $8,710,420         $103,698          $146,387
                        ==========          =======           ======          ==========         ========          ========

Investments in
 shares of the
 Portfolios, at
 cost...............    $5,046,459          $17,992           $4,908          $8,138,170         $101,141          $142,374
The Portfolios
 shares held
   Class B..........       423,095              844              168             463,074           10,316             6,717

-----------
The accompanying notes are an integral part of these financial statements.
** Denotes Variable Investment Options that invest in shares of a Portfolio of AllianceBernstein Variable Product Series Fund, Inc., an affiliate of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                               AMERICAN FUNDS
                                                                                  INSURANCE    AMERICAN FUNDS  AMERICAN FUNDS
                            AMERICAN CENTURY AMERICAN CENTURY AMERICAN CENTURY SERIES(R) ASSET   INSURANCE       INSURANCE
                              VP INFLATION       VP LARGE        VP MID CAP      ALLOCATION    SERIES(R) BOND SERIES(R) GLOBAL
                            PROTECTION FUND   COMPANY VALUE      VALUE FUND       FUND/SM/        FUND/SM/    GROWTH FUND/SM/
                            ---------------- ---------------- ---------------- --------------- -------------- ----------------
ASSETS:
Investments in shares of
 the Portfolios, at fair
 value.....................    $2,169,096       $2,581,482      $47,836,312      $7,662,685     $10,340,608      $1,355,729
Receivable for shares of
 the Portfolios sold.......            75              103               --              --              --          11,412
Receivable for
 policy-related
 transactions..............            --               --           78,332          39,645          51,318              --
                               ----------       ----------      -----------      ----------     -----------      ----------
   Total assets............     2,169,171        2,581,585       47,914,644       7,702,330      10,391,926       1,367,141
                               ----------       ----------      -----------      ----------     -----------      ----------

LIABILITIES:
Payable for shares of the
 Portfolios purchased......            --               --           78,332          39,620          51,268              --
Payable for policy-related
 transactions..............            --              103               --              --              --          11,362
                               ----------       ----------      -----------      ----------     -----------      ----------
   Total liabilities.......            --              103           78,332          39,620          51,268          11,362
                               ----------       ----------      -----------      ----------     -----------      ----------
NET ASSETS.................    $2,169,171       $2,581,482      $47,836,312      $7,662,710     $10,340,658      $1,355,779
                               ==========       ==========      ===========      ==========     ===========      ==========

NET ASSETS:
Accumulation unit values...    $2,169,147       $2,580,619      $47,809,030      $7,662,685     $10,340,649      $1,355,775
Retained by AXA Equitable
 in Separate Account No. 70            24              863           27,282              25               9               4
                               ----------       ----------      -----------      ----------     -----------      ----------
TOTAL NET ASSETS...........    $2,169,171       $2,581,482      $47,836,312      $7,662,710     $10,340,658      $1,355,779
                               ==========       ==========      ===========      ==========     ===========      ==========

Investments in shares of
 the Portfolios, at cost...    $2,206,309       $2,166,561      $40,945,775      $7,722,382     $10,391,457      $1,361,462
The Portfolios shares held
   Class 4.................            --               --               --         346,571         939,201          49,588
   Class II................       208,768          167,411        2,409,890              --              --              --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                      AMERICAN FUNDS
                        INSURANCE                           AMERICAN FUNDS         AMERICAN FUNDS
                     SERIES(R) GLOBAL  AMERICAN FUNDS          INSURANCE              INSURANCE       AMERICAN FUNDS
                          SMALL           INSURANCE     SERIES(R) INTERNATIONAL   SERIES(R) MANAGED     INSURANCE      AXA 400
                      CAPITALIZATION  SERIES(R) GROWTH-       GROWTH AND        RISK ASSET ALLOCATION SERIES(R) NEW    MANAGED
                         FUND/SM/      INCOME FUND/SM/      INCOME FUND/SM/           FUND/SM/        WORLD FUND(R)  VOLATILITY*
                     ---------------- ----------------- ----------------------- --------------------- -------------- -----------
ASSETS:
Investments in
 shares of the
 Portfolios, at
 fair value.........    $6,911,983       $1,561,351           $1,661,964             $5,664,360        $20,030,140   $77,670,896
Receivable for
 shares of the
 Portfolios sold....            --               --                   --                    221                 --         5,471
Receivable for
 policy-related
 transactions.......           981            8,324                1,805                     --             66,148            --
                        ----------       ----------           ----------             ----------        -----------   -----------
   Total assets.....     6,912,964        1,569,675            1,663,769              5,664,581         20,096,288    77,676,367
                        ----------       ----------           ----------             ----------        -----------   -----------

LIABILITIES:
Payable for shares
 of the Portfolios
 purchased..........           981            8,324                1,805                     --             66,148            --
Payable for
 policy-related
 transactions.......            --               --                   --                    221                 --         5,471
                        ----------       ----------           ----------             ----------        -----------   -----------
   Total
    liabilities.....           981            8,324                1,805                    221             66,148         5,471
                        ----------       ----------           ----------             ----------        -----------   -----------
NET ASSETS..........    $6,911,983       $1,561,351           $1,661,964             $5,664,360        $20,030,140   $77,670,896
                        ==========       ==========           ==========             ==========        ===========   ===========
NET ASSETS:
Accumulation unit
 values.............    $6,910,379       $1,561,325           $1,661,898             $5,664,351        $20,028,925   $77,668,608
Retained by AXA
 Equitable in
 Separate Account
 No. 70.............         1,604               26                   66                      9              1,215         2,288
                        ----------       ----------           ----------             ----------        -----------   -----------
TOTAL NET ASSETS....    $6,911,983       $1,561,351           $1,661,964             $5,664,360        $20,030,140   $77,670,896
                        ==========       ==========           ==========             ==========        ===========   ===========

Investments in
 shares of the
 Portfolios, at
 cost...............    $6,874,707       $1,534,399           $1,804,514             $5,499,797        $22,883,246   $60,805,052
The Portfolios
 shares held
   Class B..........            --               --                   --                     --                 --     3,768,636
   Class 4..........       266,666           29,802              102,654                     --            974,229            --
   Class P-2........            --               --                   --                461,643                 --            --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                  AXA 500            AXA 2000       AXA AGGRESSIVE AXA AGGRESSIVE  AXA BALANCED  AXA CONSERVATIVE
                            MANAGED VOLATILITY* MANAGED VOLATILITY*  ALLOCATION*     STRATEGY*      STRATEGY*    GROWTH STRATEGY*
                            ------------------- ------------------- -------------- -------------- -------------- ----------------
ASSETS:
Investments in shares of
 the Portfolios, at fair
 value.....................    $185,200,951         $83,165,581      $21,411,296   $1,585,313,303 $2,235,674,794  $1,051,379,171
Receivable for shares of
 the Portfolios sold.......           7,992               4,576               --               --             --              --
Receivable for
 policy-related
 transactions..............              --                  --            3,761        2,827,135      1,500,173          80,946
                               ------------         -----------      -----------   -------------- --------------  --------------
   Total assets............     185,208,943          83,170,157       21,415,057    1,588,140,438  2,237,174,967   1,051,460,117
                               ------------         -----------      -----------   -------------- --------------  --------------

LIABILITIES:
Payable for shares of the
 Portfolios purchased......              --                  --            3,761        2,825,285      1,487,973          79,446
Payable for policy-related
 transactions..............           7,992               4,576               --               --             --              --
                               ------------         -----------      -----------   -------------- --------------  --------------
   Total liabilities.......           7,992               4,576            3,761        2,825,285      1,487,973          79,446
                               ------------         -----------      -----------   -------------- --------------  --------------
NET ASSETS.................    $185,200,951         $83,165,581      $21,411,296   $1,585,315,153 $2,235,686,994  $1,051,380,671
                               ============         ===========      ===========   ============== ==============  ==============

NET ASSETS:
Accumulation unit values...    $185,192,709         $83,162,535      $21,410,872   $1,585,315,102 $2,235,686,954  $1,051,380,630
Retained by AXA Equitable
 in Separate Account No. 70           8,242               3,046              424               51             40              41
                               ------------         -----------      -----------   -------------- --------------  --------------
TOTAL NET ASSETS...........    $185,200,951         $83,165,581      $21,411,296   $1,585,315,153 $2,235,686,994  $1,051,380,671
                               ============         ===========      ===========   ============== ==============  ==============

Investments in shares of
 the Portfolios, at cost...    $143,963,755         $68,455,930      $19,956,640   $1,513,513,578 $2,087,088,974  $  995,837,717
The Portfolios shares held
   Class A.................              --                  --        1,814,825               --             --              --
   Class B.................       9,653,923           4,421,175           89,433      124,132,781    157,950,949      78,284,872

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                 AXA                         AXA                         AXA
                                                               GLOBAL                   INTERNATIONAL      AXA      INTERNATIONAL
                                                               EQUITY         AXA           CORE      INTERNATIONAL     VALUE
                                            AXA CONSERVATIVE   MANAGED      GROWTH         MANAGED       MANAGED       MANAGED
                                               STRATEGY*     VOLATILITY*   STRATEGY*     VOLATILITY*   VOLATILITY*   VOLATILITY*
                                            ---------------- ----------- -------------- ------------- ------------- -------------
ASSETS:
Investments in shares of the Portfolios,
 at fair value.............................   $599,573,428   $14,896,247 $2,437,703,624  $12,077,361  $119,648,677   $4,030,802
Receivable for shares of the Portfolios
 sold......................................             --         4,507             --          326        10,342        1,286
Receivable for policy-related transactions.      1,568,847            --        593,992           --            --           --
                                              ------------   ----------- --------------  -----------  ------------   ----------
   Total assets............................    601,142,275    14,900,754  2,438,297,616   12,077,687   119,659,019    4,032,088
                                              ------------   ----------- --------------  -----------  ------------   ----------

LIABILITIES:
Payable for shares of the Portfolios
 purchased.................................      1,568,847            --        593,992           --            --           --
Payable for policy-related transactions....             --         4,507             --          326        10,342        1,286
                                              ------------   ----------- --------------  -----------  ------------   ----------
   Total liabilities.......................      1,568,847         4,507        593,992          326        10,342        1,286
                                              ------------   ----------- --------------  -----------  ------------   ----------
NET ASSETS.................................   $599,573,428   $14,896,247 $2,437,703,624  $12,077,361  $119,648,677   $4,030,802
                                              ============   =========== ==============  ===========  ============   ==========

NET ASSETS:
Accumulation unit values...................   $599,559,058   $14,896,135 $2,437,543,500  $12,075,291  $119,621,731   $4,030,558
Retained by AXA Equitable in Separate
 Account No. 70............................         14,370           112        160,124        2,070        26,946          244
                                              ------------   ----------- --------------  -----------  ------------   ----------
TOTAL NET ASSETS...........................   $599,573,428   $14,896,247 $2,437,703,624  $12,077,361  $119,648,677   $4,030,802
                                              ============   =========== ==============  ===========  ============   ==========

Investments in shares of the Portfolios,
 at cost...................................   $588,492,347   $13,041,359 $2,290,187,419  $11,733,014  $116,389,837   $4,059,714
The Portfolios shares held
   Class A.................................             --       502,834             --      446,093            --      338,771
   Class B.................................     50,587,704       498,683    152,843,874      819,776     9,754,490           --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                         AXA LARGE CAP AXA LARGE CAP  AXA LARGE CAP  AXA MID CAP
                                         CORE MANAGED  GROWTH MANAGED VALUE MANAGED VALUE MANAGED AXA MODERATE   AXA MODERATE
                                          VOLATILITY*   VOLATILITY*    VOLATILITY*   VOLATILITY*  ALLOCATION*  GROWTH STRATEGY*
                                         ------------- -------------- ------------- ------------- ------------ ----------------
ASSETS:
Investments in shares of the
 Portfolios, at fair value..............  $7,755,944    $21,031,979    $19,588,459   $10,430,631  $89,054,923   $4,954,326,924
Receivable for shares of the Portfolios
 sold...................................       1,136            727          1,592           685           --               --
Receivable for policy-related
 transactions...........................          --             --             --            --      120,082        2,040,319
                                          ----------    -----------    -----------   -----------  -----------   --------------
   Total assets.........................   7,757,080     21,032,706     19,590,051    10,431,316   89,175,005    4,956,367,243
                                          ----------    -----------    -----------   -----------  -----------   --------------

LIABILITIES:
Payable for shares of the Portfolios
 purchased..............................          --             --             --            --      120,082        2,040,319
Payable for policy-related transactions.       1,136            727          1,592           685           --               --
                                          ----------    -----------    -----------   -----------  -----------   --------------
   Total liabilities....................       1,136            727          1,592           685      120,082        2,040,319
                                          ----------    -----------    -----------   -----------  -----------   --------------
NET ASSETS..............................  $7,755,944    $21,031,979    $19,588,459   $10,430,631  $89,054,923   $4,954,326,924
                                          ==========    ===========    ===========   ===========  ===========   ==============

NET ASSETS:
Accumulation unit values................  $7,755,512    $21,031,250    $19,588,297   $10,430,166  $88,986,506   $4,954,306,929
Retained by AXA Equitable in Separate
 Account No. 70.........................         432            729            162           465       68,417           19,995
                                          ----------    -----------    -----------   -----------  -----------   --------------
TOTAL NET ASSETS........................  $7,755,944    $21,031,979    $19,588,459   $10,430,631  $89,054,923   $4,954,326,924
                                          ==========    ===========    ===========   ===========  ===========   ==============

Investments in shares of the
 Portfolios, at cost....................  $6,601,863    $16,279,615    $15,676,179   $ 8,571,627  $88,610,226   $4,493,454,201
The Portfolios shares held
   Class A..............................          --        189,033        388,944       212,290    5,812,747               --
   Class B..............................     837,929        584,103        850,798       468,470      469,776      323,414,454

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                                                        AXA/FRANKLIN AXA/FRANKLIN
                                                                                           AXA/FRANKLIN  SMALL CAP    TEMPLETON
                                                                               AXA ULTRA     BALANCED      VALUE      ALLOCATION
                                              AXA MODERATE-PLUS AXA SMARTBETA CONSERVATIVE   MANAGED      MANAGED      MANAGED
                                                 ALLOCATION*       EQUITY*     STRATEGY*   VOLATILITY*  VOLATILITY*  VOLATILITY*
                                              ----------------- ------------- ------------ ------------ ------------ ------------
ASSETS:
Investments in shares of the Portfolios, at
 fair value..................................    $47,437,476     $11,373,002   $2,600,360   $9,536,006  $11,348,470  $11,999,806
Receivable for shares of the Portfolios sold.         52,090              11          104          434        4,047          710
                                                 -----------     -----------   ----------   ----------  -----------  -----------
   Total assets..............................     47,489,566      11,373,013    2,600,464    9,536,440   11,352,517   12,000,516
                                                 -----------     -----------   ----------   ----------  -----------  -----------

LIABILITIES:
Payable for policy-related transactions......         52,090              11           79          434        4,047          710
                                                 -----------     -----------   ----------   ----------  -----------  -----------
   Total liabilities.........................         52,090              11           79          434        4,047          710
                                                 -----------     -----------   ----------   ----------  -----------  -----------
NET ASSETS...................................    $47,437,476     $11,373,002   $2,600,385   $9,536,006  $11,348,470  $11,999,806
                                                 ===========     ===========   ==========   ==========  ===========  ===========

NET ASSETS:
Accumulation unit values.....................    $47,426,944     $   328,383   $2,600,361   $9,535,810  $11,348,120  $11,999,555
Retained by AXA Equitable in Separate
 Account No. 70..............................         10,532      11,044,619           24          196          350          251
                                                 -----------     -----------   ----------   ----------  -----------  -----------
TOTAL NET ASSETS.............................    $47,437,476     $11,373,002   $2,600,385   $9,536,006  $11,348,470  $11,999,806
                                                 ===========     ===========   ==========   ==========  ===========  ===========

Investments in shares of the Portfolios, at
 cost........................................    $45,280,828     $10,666,071   $2,604,087   $8,757,899  $ 8,963,173  $10,680,982
The Portfolios shares held
   Class A...................................      3,700,256              --           --      376,870      207,326      624,123
   Class B...................................        557,680         546,008      252,123      543,303      552,614      532,738
   Class K...................................             --         516,868           --           --           --           --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                            AXA/MUTUAL   AXA/TEMPLETON
                                            LARGE CAP    GLOBAL EQUITY     BLACKROCK          BLACKROCK          BLACKROCK
                             AXA/LOOMIS   EQUITY MANAGED    MANAGED    GLOBAL ALLOCATION GLOBAL OPPORTUNITIES LARGE CAP GROWTH
                           SAYLES GROWTH*  VOLATILITY*    VOLATILITY*      V.I. FUND          V.I. FUND          V.I. FUND
                           -------------- -------------- ------------- ----------------- -------------------- ----------------
ASSETS:
Investments in shares of
 the Portfolios, at fair
 value....................  $16,383,655     $3,819,973    $17,679,743     $83,066,715         $1,430,289        $24,892,476
Receivable for shares of
 the Portfolios sold......           15            156          6,446              --                 46              3,952
Receivable for
 policy-related
 transactions.............           --             --             --         112,294                 --                 --
                            -----------     ----------    -----------     -----------         ----------        -----------
   Total assets...........   16,383,670      3,820,129     17,686,189      83,179,009          1,430,335         24,896,428
                            -----------     ----------    -----------     -----------         ----------        -----------

LIABILITIES:
Payable for shares of the
 Portfolios purchased.....           --             --             --         112,294                 --                 --
Payable for
 policy-related
 transactions.............           15            131          6,446              --                 46              3,952
                            -----------     ----------    -----------     -----------         ----------        -----------
   Total liabilities......           15            131          6,446         112,294                 46              3,952
                            -----------     ----------    -----------     -----------         ----------        -----------
NET ASSETS................  $16,383,655     $3,819,998    $17,679,743     $83,066,715         $1,430,289        $24,892,476
                            ===========     ==========    ===========     ===========         ==========        ===========

NET ASSETS:
Accumulation unit values..  $16,371,957     $3,819,974    $17,679,138     $83,064,645         $1,430,179        $24,891,600
Retained by AXA Equitable
 in Separate Account
 No. 70...................       11,698             24            605           2,070                110                876
                            -----------     ----------    -----------     -----------         ----------        -----------
TOTAL NET ASSETS..........  $16,383,655     $3,819,998    $17,679,743     $83,066,715         $1,430,289        $24,892,476
                            ===========     ==========    ===========     ===========         ==========        ===========

Investments in shares of
 the Portfolios, at cost..  $19,476,664     $3,077,196    $15,391,234     $87,757,436         $1,535,221        $24,707,781
The Portfolios shares held
   Class A................    2,429,364         94,755        332,023              --                 --                 --
   Class B................      456,656        199,379      1,206,926              --                 --                 --
   Class III..............           --             --             --       5,862,153             88,181          1,779,305

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                       CHARTER/SM/
                                         CHARTER/SM/ ALTERNATIVE 100    CHARTER/SM       CHARTER/SM
                                         AGGRESSIVE   CONSERVATIVE   /ALTERNATIVE 100 /ALTERNATIVE 100  CHARTER/SM/  CHARTER/SM/
                                          GROWTH*         PLUS*          GROWTH*         MODERATE*     CONSERVATIVE*  EQUITY*
                                         ----------  --------------- ---------------- ---------------- ------------- ----------
ASSETS:
Investments in shares of the
 Portfolios, at fair value.............. $7,187,354    $5,905,441       $5,683,885       $7,733,774     $13,615,570  $5,380,471
Receivable for shares of the Portfolios
 sold...................................        103            --            7,895               --              --          39
Receivable for policy-related
 transactions...........................         --         2,729               --            2,099           2,468          --
                                         ----------    ----------       ----------       ----------     -----------  ----------
   Total assets.........................  7,187,457     5,908,170        5,691,780        7,735,873      13,618,038   5,380,510
                                         ----------    ----------       ----------       ----------     -----------  ----------

LIABILITIES:
Payable for shares of the Portfolios
 purchased..............................         --         2,729               --            2,099           2,468          --
Payable for policy-related transactions.        103            --            7,895               --              --          39
                                         ----------    ----------       ----------       ----------     -----------  ----------
   Total liabilities....................        103         2,729            7,895            2,099           2,468          39
                                         ----------    ----------       ----------       ----------     -----------  ----------
NET ASSETS.............................. $7,187,354    $5,905,441       $5,683,885       $7,733,774     $13,615,570  $5,380,471
                                         ==========    ==========       ==========       ==========     ===========  ==========

NET ASSETS:
Accumulation unit values................ $3,066,160    $1,876,712       $1,830,441       $3,780,046     $ 9,526,597  $1,142,061
Retained by AXA Equitable in Separate
 Account No. 70.........................  4,121,194     4,028,729        3,853,444        3,953,728       4,088,973   4,238,410
                                         ----------    ----------       ----------       ----------     -----------  ----------
TOTAL NET ASSETS........................ $7,187,354    $5,905,441       $5,683,885       $7,733,774     $13,615,570  $5,380,471
                                         ==========    ==========       ==========       ==========     ===========  ==========

Investments in shares of the
 Portfolios, at cost.................... $7,293,392    $6,079,036       $6,095,364       $8,106,849     $13,845,551  $5,329,622
The Portfolios shares held
   Class B..............................    723,577       607,805          611,523          810,534       1,375,891     529,959

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                         CHARTER/SM/  CHARTER/SM/   CHARTER/SM/   CHARTER/SM/
                                                CHARTER/SM   CHARTER/SM/   INCOME    INTEREST RATE INTERNATIONAL INTERNATIONAL
                                              /FIXED INCOME*  GROWTH*    STRATEGIES*  STRATEGIES*  CONSERVATIVE*    GROWTH*
                                              -------------- ----------- ----------- ------------- ------------- -------------
ASSETS:
Investments in shares of the Portfolios, at
 fair value..................................   $5,170,726   $14,324,455 $6,666,714   $8,589,741    $4,379,041    $4,559,206
Receivable for shares of the Portfolios sold.           --           345         --           --            --            19
Receivable for policy-related transactions...        2,754            --      3,639        2,069           725            --
                                                ----------   ----------- ----------   ----------    ----------    ----------
   Total assets..............................    5,173,480    14,324,800  6,670,353    8,591,810     4,379,766     4,559,225
                                                ----------   ----------- ----------   ----------    ----------    ----------

LIABILITIES:
Payable for shares of the Portfolios
 purchased...................................        2,754            --      3,639        2,069           725            --
Payable for policy-related transactions......           --           345         --           --            --            19
                                                ----------   ----------- ----------   ----------    ----------    ----------
   Total liabilities.........................        2,754           345      3,639        2,069           725            19
                                                ----------   ----------- ----------   ----------    ----------    ----------
NET ASSETS...................................   $5,170,726   $14,324,455 $6,666,714   $8,589,741    $4,379,041    $4,559,206
                                                ==========   =========== ==========   ==========    ==========    ==========

NET ASSETS:
Accumulation unit values.....................   $1,123,687   $10,199,028 $2,489,789   $4,489,311    $  436,102    $  573,784
Retained by AXA Equitable in Separate
 Account No. 70..............................    4,047,039     4,125,427  4,176,925    4,100,430     3,942,939     3,985,422
                                                ----------   ----------- ----------   ----------    ----------    ----------
TOTAL NET ASSETS.............................   $5,170,726   $14,324,455 $6,666,714   $8,589,741    $4,379,041    $4,559,206
                                                ==========   =========== ==========   ==========    ==========    ==========

Investments in shares of the Portfolios, at
 cost........................................   $5,306,239   $14,433,322 $6,810,791   $8,822,472    $4,644,059    $4,788,730
The Portfolios shares held
   Class B...................................      530,484     1,430,961    675,741      873,493       465,054       478,729

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                                                                  CHARTER/SM/
                                                    CHARTER/SM/              CHARTER/SM/ CHARTER/SM/  CHARTER/SM/   SMALL
                                                   INTERNATIONAL CHARTER/SM   MODERATE   MULTI-SECTOR    REAL        CAP
                                                     MODERATE*   /MODERATE*   GROWTH*       BOND*      ASSETS*     GROWTH*
                                                   ------------- ----------- ----------- ------------ ----------  ----------
ASSETS:
Investments in shares of the Portfolios, at fair
 value............................................  $4,770,176   $17,730,304 $12,771,143  $2,730,358  $4,757,523  $7,627,439
Receivable for shares of the Portfolios sold......       4,492        56,304         293         312          29          --
Receivable for policy-related transactions........          --            --          --          --          --       2,789
                                                    ----------   ----------- -----------  ----------  ----------  ----------
   Total assets...................................   4,774,668    17,786,608  12,771,436   2,730,670   4,757,552   7,630,228
                                                    ----------   ----------- -----------  ----------  ----------  ----------

LIABILITIES:
Payable for shares of the Portfolios purchased....          --            --          --          --          --       2,789
Payable for policy-related transactions...........       4,492        56,304         293         312          29          --
                                                    ----------   ----------- -----------  ----------  ----------  ----------
   Total liabilities..............................       4,492        56,304         293         312          29       2,789
                                                    ----------   ----------- -----------  ----------  ----------  ----------
NET ASSETS........................................  $4,770,176   $17,730,304 $12,771,143  $2,730,358  $4,757,523  $7,627,439
                                                    ==========   =========== ===========  ==========  ==========  ==========

NET ASSETS:
Accumulation unit values..........................  $  815,405   $13,625,873 $ 8,641,320  $2,729,971  $  869,352  $7,627,125
Retained by AXA Equitable in Separate Account
 No. 70...........................................   3,954,771     4,104,431   4,129,823         387   3,888,171         314
                                                    ----------   ----------- -----------  ----------  ----------  ----------
TOTAL NET ASSETS..................................  $4,770,176   $17,730,304 $12,771,143  $2,730,358  $4,757,523  $7,627,439
                                                    ==========   =========== ===========  ==========  ==========  ==========

Investments in shares of the Portfolios, at cost..  $5,039,484   $18,052,318 $12,962,329  $2,865,475  $5,059,366  $6,141,404
The Portfolios shares held
   Class B........................................     504,421     1,785,682   1,284,224     712,687     508,280     639,302

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                                                                DELAWARE VIP(R)
                     CHARTER/SM/ CLEARBRIDGE VARIABLE CLEARBRIDGE VARIABLE  DELAWARE VIP(R)   DELAWARE VIP(R)     LIMITED-TERM
                     SMALL CAP    AGGRESSIVE GROWTH      EQUITY INCOME     DIVERSIFIED INCOME EMERGING MARKETS DIVERSIFIED INCOME
                       VALUE*         PORTFOLIO            PORTFOLIO             SERIES            SERIES            SERIES
                     ----------- -------------------- -------------------- ------------------ ---------------- ------------------
ASSETS:
Investments in
 shares of the
 Portfolios, at
 fair value......... $12,109,431     $11,397,728           $3,031,998          $6,079,937         $537,931         $4,300,705
Receivable for
 shares of the
 Portfolios sold....       3,762              --                   --                  --               18                 --
Receivable for
 policy-related
 transactions.......          --          21,554                6,096               4,449               --             20,110
                     -----------     -----------           ----------          ----------         --------         ----------
   Total assets.....  12,113,193      11,419,282            3,038,094           6,084,386          537,949          4,320,815
                     -----------     -----------           ----------          ----------         --------         ----------

LIABILITIES:
Payable for shares
 of the Portfolios
 purchased..........          --          21,504                6,046               4,449               --             14,258
Payable for
 policy-related
 transactions.......       3,762              --                   --                  --               18                 --
                     -----------     -----------           ----------          ----------         --------         ----------
   Total
    liabilities.....       3,762          21,504                6,046               4,449               18             14,258
                     -----------     -----------           ----------          ----------         --------         ----------
NET ASSETS.......... $12,109,431     $11,397,778           $3,032,048          $6,079,937         $537,931         $4,306,557
                     ===========     ===========           ==========          ==========         ========         ==========

NET ASSETS:
Accumulation unit
 values............. $12,106,043     $11,397,764           $3,032,031          $6,060,135         $536,585         $4,300,457
Retained by AXA
 Equitable in
 Separate Account
 No. 70.............       3,388              14                   17              19,802            1,346              6,100
                     -----------     -----------           ----------          ----------         --------         ----------
TOTAL NET ASSETS.... $12,109,431     $11,397,778           $3,032,048          $6,079,937         $537,931         $4,306,557
                     ===========     ===========           ==========          ==========         ========         ==========

Investments in
 shares of the
 Portfolios, at
 cost............... $11,096,907     $11,610,984           $2,985,413          $6,058,138         $592,829         $4,316,143
The Portfolios
 shares held
   Class B..........     790,053              --                   --                  --               --                 --
   Class II.........          --         383,504              189,263                  --               --                 --
   Service Class....          --              --                   --             564,525           27,614            438,848

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                       EATON VANCE VT EQ/ALLIANCEBERNSTEIN EQ/ALLIANCEBERNSTEIN EQ/ALLIANCEBERNSTEIN EQ/BLACKROCK    EQ/BOSTON
                       FLOATING-RATE     DYNAMIC WEALTH       SHORT DURATION         SMALL CAP       BASIC VALUE  ADVISORS EQUITY
                        INCOME FUND       STRATEGIES*        GOVERNMENT BOND*         GROWTH*          EQUITY*        INCOME*
                       -------------- -------------------- -------------------- -------------------- ------------ ---------------
ASSETS:
Investments in
 shares of the
 Portfolios, at
 fair value...........   $5,664,004      $2,032,106,786          $560,339           $41,950,771      $114,626,492   $27,828,862
Receivable for
 shares of the
 Portfolios sold......          193                  --                25                    --                --            --
Receivable for
 policy-related
 transactions.........          307           1,972,055                --                 7,830            39,388         7,065
                         ----------      --------------          --------           -----------      ------------   -----------
   Total assets.......    5,664,504       2,034,078,841           560,364            41,958,601       114,665,880    27,835,927
                         ----------      --------------          --------           -----------      ------------   -----------

LIABILITIES:
Payable for shares
 of the Portfolios
 purchased............           --           1,972,055                --                 7,780            39,388         7,065
                         ----------      --------------          --------           -----------      ------------   -----------
   Total liabilities..           --           1,972,055                --                 7,780            39,388         7,065
                         ----------      --------------          --------           -----------      ------------   -----------
NET ASSETS............   $5,664,504      $2,032,106,786          $560,364           $41,950,821      $114,626,492   $27,828,862
                         ==========      ==============          ========           ===========      ============   ===========

NET ASSETS:
Accumulation unit
 values...............   $5,664,483      $2,031,930,398          $560,359           $41,950,793      $114,623,773   $27,828,358
Retained by AXA
 Equitable in
 Separate Account
 No. 70...............           21             176,388                 5                    28             2,719           504
                         ----------      --------------          --------           -----------      ------------   -----------
TOTAL NET ASSETS......   $5,664,504      $2,032,106,786          $560,364           $41,950,821      $114,626,492   $27,828,862
                         ==========      ==============          ========           ===========      ============   ===========

Investments in
 shares of the
 Portfolios, at cost..   $5,777,713      $1,900,717,091          $561,643           $42,198,461      $ 92,846,124   $27,722,078
The Portfolios
 shares held
   Class A............           --                  --                --             1,306,936         5,004,188     2,957,849
   Class B............           --         171,001,195            56,659               841,707           322,611     1,261,907
   Initial Class......      616,323                  --                --                    --                --            --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                               EQ/CALVERT  EQ/CAPITAL                                           EQ/EMERGING
                                                SOCIALLY    GUARDIAN    EQ/COMMON   EQ/CONVERTIBLE   EQ/CORE      MARKETS
                                              RESPONSIBLE* RESEARCH*   STOCK INDEX*  SECURITIES*   BOND INDEX*  EQUITY PLUS*
                                              ------------ ----------- ------------ -------------- ------------ ------------
ASSETS:
Investments in shares of the Portfolios, at
 fair value..................................  $1,371,815  $16,163,791 $19,967,424   $13,675,551   $323,609,103 $13,587,137
Receivable for shares of the Portfolios sold.          --           --         977            86         52,326          --
Receivable for policy-related transactions...       1,767            5          --            --             --       9,316
                                               ----------  ----------- -----------   -----------   ------------ -----------
   Total assets..............................   1,373,582   16,163,796  19,968,401    13,675,637    323,661,429  13,596,453
                                               ----------  ----------- -----------   -----------   ------------ -----------

LIABILITIES:
Payable for shares of the Portfolios
 purchased...................................       1,767            5          --            --             --       9,316
Payable for policy-related transactions......          --           --         977            86         52,326          --
                                               ----------  ----------- -----------   -----------   ------------ -----------
   Total liabilities.........................       1,767            5         977            86         52,326       9,316
                                               ----------  ----------- -----------   -----------   ------------ -----------
NET ASSETS...................................  $1,371,815  $16,163,791 $19,967,424   $13,675,551   $323,609,103 $13,587,137
                                               ==========  =========== ===========   ===========   ============ ===========

NET ASSETS:
Accumulation unit values.....................  $1,371,726  $16,163,450 $19,967,418   $ 2,501,360   $323,566,172 $ 2,543,288
Retained by AXA Equitable in Separate
 Account No. 70..............................          89          341           6    11,174,191         42,931  11,043,849
                                               ----------  ----------- -----------   -----------   ------------ -----------
TOTAL NET ASSETS.............................  $1,371,815  $16,163,791 $19,967,424   $13,675,551   $323,609,103 $13,587,137
                                               ==========  =========== ===========   ===========   ============ ===========

Investments in shares of the Portfolios, at
 cost........................................  $1,124,371  $13,230,001 $17,242,699   $13,004,111   $325,099,091 $14,854,920
The Portfolios shares held
   Class A...................................          --      537,184     682,340            --             --          --
   Class B...................................     110,703      239,439      78,104       755,977     32,393,516     889,312
   Class K...................................          --           --          --       524,420             --     611,366

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                                EQ/GAMCO      EQ/GAMCO
                                                                  EQ/EQUITY    MERGERS AND  SMALL COMPANY EQ/GLOBAL     EQ/HIGH
                                                  EQ/ENERGY ETF*  500 INDEX*  ACQUISITIONS*    VALUE*     BOND PLUS*  YIELD BOND*
                                                  -------------- ------------ ------------- ------------- ----------- -----------
ASSETS:
Investments in shares of the Portfolios, at fair
 value...........................................   $4,142,420   $109,321,763  $11,894,548  $177,444,133  $11,738,938 $55,351,792
Receivable for shares of the Portfolios sold.....           24          9,276        5,434            --          664         211
Receivable for policy-related transactions.......           --             --           --       112,321           --          --
                                                    ----------   ------------  -----------  ------------  ----------- -----------
   Total assets..................................    4,142,444    109,331,039   11,899,982   177,556,454   11,739,602  55,352,003
                                                    ----------   ------------  -----------  ------------  ----------- -----------

LIABILITIES:
Payable for shares of the Portfolios purchased...           --             --           --       112,321           --          --
Payable for policy-related transactions..........           24          9,276        5,434            --          664         211
                                                    ----------   ------------  -----------  ------------  ----------- -----------
   Total liabilities.............................           24          9,276        5,434       112,321          664         211
                                                    ----------   ------------  -----------  ------------  ----------- -----------
NET ASSETS.......................................   $4,142,420   $109,321,763  $11,894,548  $177,444,133  $11,738,938 $55,351,792
                                                    ==========   ============  ===========  ============  =========== ===========

NET ASSETS:
Accumulation unit values.........................   $  697,447   $109,279,001  $11,862,696  $177,443,335  $11,738,699 $ 5,586,010
Retained by AXA Equitable in Separate Account
 No. 70..........................................    3,444,973         42,762       31,852           798          239  49,765,782
                                                    ----------   ------------  -----------  ------------  ----------- -----------
TOTAL NET ASSETS.................................   $4,142,420   $109,321,763  $11,894,548  $177,444,133  $11,738,938 $55,351,792
                                                    ==========   ============  ===========  ============  =========== ===========

Investments in shares of the Portfolios, at cost.   $4,940,064   $ 94,524,208  $12,022,021  $154,942,632  $12,466,248 $56,268,591
The Portfolios shares held
   Class A.......................................           --      2,722,364      805,610     3,009,147      702,481          --
   Class B.......................................      291,418        362,253      115,393       182,999      571,962   3,080,805
   Class K.......................................      207,951             --           --            --           --   2,527,575

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                       EQ/INTERMEDIATE                                                EQ/JPMORGAN
                                         GOVERNMENT    EQ/INTERNATIONAL EQ/INTERNATIONAL EQ/INVESCO      VALUE      EQ/LARGE CAP
                                            BOND*       EQUITY INDEX*         ETF*       COMSTOCK*   OPPORTUNITIES* GROWTH INDEX*
                                       --------------- ---------------- ---------------- ----------- -------------- -------------
ASSETS:
Investments in shares of the
 Portfolios, at fair value............  $130,682,963     $20,063,579       $4,081,571    $36,023,161   $9,865,054    $22,780,610
Receivable for shares of the
 Portfolios sold......................        19,397              --              160             --           --             --
Receivable for policy-related
 transactions.........................            --             785               --        101,013        6,936         21,624
                                        ------------     -----------       ----------    -----------   ----------    -----------
   Total assets.......................   130,702,360      20,064,364        4,081,731     36,124,174    9,871,990     22,802,234
                                        ------------     -----------       ----------    -----------   ----------    -----------

LIABILITIES:
Payable for shares of the Portfolios
 purchased............................            --             785               --        101,013        6,936         21,624
Payable for policy-related
 transactions.........................        19,397              --              160             --           --             --
                                        ------------     -----------       ----------    -----------   ----------    -----------
   Total liabilities..................        19,397             785              160        101,013        6,936         21,624
                                        ------------     -----------       ----------    -----------   ----------    -----------
NET ASSETS............................  $130,682,963     $20,063,579       $4,081,571    $36,023,161   $9,865,054    $22,780,610
                                        ============     ===========       ==========    ===========   ==========    ===========

NET ASSETS:
Accumulation unit values..............  $130,681,844     $20,063,534       $4,081,211    $36,022,475   $9,864,586    $22,780,472
Retained by AXA Equitable in Separate
 Account No. 70.......................         1,119              45              360            686          468            138
                                        ------------     -----------       ----------    -----------   ----------    -----------
TOTAL NET ASSETS......................  $130,682,963     $20,063,579       $4,081,571    $36,023,161   $9,865,054    $22,780,610
                                        ============     ===========       ==========    ===========   ==========    ===========

Investments in shares of the
 Portfolios, at cost..................  $130,418,493     $21,738,755       $6,584,431    $30,131,951   $7,167,965    $21,889,546
The Portfolios shares held
   Class A............................            --       1,746,692        1,394,306      1,724,830      424,162      1,567,428
   Class B............................    12,752,080         535,428               --        668,074      196,701        264,622

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                        EQ/LOW       EQ/MFS                               EQ/MORGAN
                                         EQ/LARGE CAP VOLATILITY  INTERNATIONAL EQ/MID CAP    EQ/MONEY   STANLEY MID
                                         VALUE INDEX* GLOBAL ETF*    GROWTH*      INDEX*      MARKET*    CAP GROWTH*
                                         ------------ ----------- ------------- ----------- ------------ -----------
ASSETS:
Investments in shares of the
 Portfolios, at fair value.............. $18,909,351  $5,138,216   $25,952,966  $40,284,720 $115,482,890 $52,945,416
Receivable for shares of the Portfolios
 sold...................................          --          27         1,277           --           --          --
Receivable for policy-related
 transactions...........................      18,070          --            --       19,764      380,814       9,268
                                         -----------  ----------   -----------  ----------- ------------ -----------
   Total assets.........................  18,927,421   5,138,243    25,954,243   40,304,484  115,863,704  52,954,684
                                         -----------  ----------   -----------  ----------- ------------ -----------

LIABILITIES:
Payable for shares of the Portfolios
 purchased..............................      18,070          --            --       19,764      380,814       9,268
Payable for policy-related transactions.          --          27         1,277           --           --          --
                                         -----------  ----------   -----------  ----------- ------------ -----------
   Total liabilities....................      18,070          27         1,277       19,764      380,814       9,268
                                         -----------  ----------   -----------  ----------- ------------ -----------
NET ASSETS.............................. $18,909,351  $5,138,216   $25,952,966  $40,284,720 $115,482,890 $52,945,416
                                         ===========  ==========   ===========  =========== ============ ===========

NET ASSETS:
Accumulation unit values................ $18,884,108  $  798,129   $25,952,856  $40,245,429 $115,477,375 $52,945,243
Retained by AXA Equitable in Separate
 Account No. 70.........................      25,243   4,340,087           110       39,291        5,515         173
                                         -----------  ----------   -----------  ----------- ------------ -----------
TOTAL NET ASSETS........................ $18,909,351  $5,138,216   $25,952,966  $40,284,720 $115,482,890 $52,945,416
                                         ===========  ==========   ===========  =========== ============ ===========

Investments in shares of the
 Portfolios, at cost.................... $16,615,479  $4,966,439   $26,525,652  $35,270,331 $115,482,976 $53,616,139
The Portfolios shares held
   Class A..............................   2,016,362          --     2,571,075    2,529,290   54,880,244   2,139,713
   Class B..............................     206,059     284,774     1,327,728      467,034   60,573,881     833,437
   Class K..............................          --     208,743            --           --           --          --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                                     EQ/PIMCO   EQ/PIMCO
                                                          EQ/NATURAL                  GLOBAL     ULTRA     EQ/QUALITY   EQ/REAL
                                                          RESOURCES  EQ/OPPENHEIMER    REAL      SHORT        BOND      ESTATE
                                                            PLUS*       GLOBAL*      RETURN*     BOND*       PLUS*       PLUS*
                                                          ---------- -------------- ---------- ----------- ----------- ----------
ASSETS:
Investments in shares of the Portfolios, at fair value... $5,948,543  $40,146,337   $4,557,608 $26,091,731 $25,065,412 $5,787,339
Receivable for shares of the Portfolios sold.............         --           --           48          --          --         --
Receivable for policy-related transactions...............     10,247       35,159           --      29,670       4,128      5,819
                                                          ----------  -----------   ---------- ----------- ----------- ----------
   Total assets..........................................  5,958,790   40,181,496    4,557,656  26,121,401  25,069,540  5,793,158
                                                          ----------  -----------   ---------- ----------- ----------- ----------

LIABILITIES:
Payable for shares of the Portfolios purchased...........     10,247       35,134           --      29,670       4,128      5,819
Payable for policy-related transactions..................         --           --           48          --          --         --
                                                          ----------  -----------   ---------- ----------- ----------- ----------
   Total liabilities.....................................     10,247       35,134           48      29,670       4,128      5,819
                                                          ----------  -----------   ---------- ----------- ----------- ----------
NET ASSETS............................................... $5,948,543  $40,146,362   $4,557,608 $26,091,731 $25,065,412 $5,787,339
                                                          ==========  ===========   ========== =========== =========== ==========

NET ASSETS:
Accumulation unit values................................. $1,386,769  $40,146,342   $4,557,579 $26,087,686 $25,065,387 $5,787,313
Retained by AXA Equitable in Separate Account No. 70.....  4,561,774           20           29       4,045          25         26
                                                          ----------  -----------   ---------- ----------- ----------- ----------
TOTAL NET ASSETS......................................... $5,948,543  $40,146,362   $4,557,608 $26,091,731 $25,065,412 $5,787,339
                                                          ==========  ===========   ========== =========== =========== ==========

Investments in shares of the Portfolios, at cost......... $6,846,981  $36,494,601   $4,617,940 $26,341,495 $25,088,497 $5,839,358
The Portfolios shares held
   Class A...............................................         --    2,227,307           --   2,264,660          --         --
   Class B...............................................    417,489      578,089      471,288     384,003   2,946,490    553,345
   Class K...............................................    260,582           --           --          --          --         --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                     EQ/T. ROWE    EQ/UBS                   FEDERATED   FEDERATED
                                                        EQ/SMALL    PRICE GROWTH  GROWTH &  EQ/WELLS FARGO HIGH INCOME  KAUFMANN
                                                     COMPANY INDEX*    STOCK*     INCOME*   OMEGA GROWTH*  BOND FUND II  FUND II
                                                     -------------- ------------ ---------- -------------- ------------ ---------
ASSETS:
Investments in shares of the Portfolios, at fair
 value..............................................  $26,185,217   $86,638,370  $5,733,737  $ 97,018,878   $5,327,079  $761,241
Receivable for shares of the Portfolios sold........          180            --       2,184            --           --        --
Receivable for policy-related transactions..........           --        48,587          --        41,300        1,702     8,077
                                                      -----------   -----------  ----------  ------------   ----------  --------
   Total assets.....................................   26,185,397    86,686,957   5,735,921    97,060,178    5,328,781   769,318
                                                      -----------   -----------  ----------  ------------   ----------  --------

LIABILITIES:
Payable for shares of the Portfolios purchased......           --        48,587          --        41,300        1,702     8,077
Payable for policy-related transactions.............          180            --       2,184            --           --        --
                                                      -----------   -----------  ----------  ------------   ----------  --------
   Total liabilities................................          180        48,587       2,184        41,300        1,702     8,077
                                                      -----------   -----------  ----------  ------------   ----------  --------
NET ASSETS..........................................  $26,185,217   $86,638,370  $5,733,737  $ 97,018,878   $5,327,079  $761,241
                                                      ===========   ===========  ==========  ============   ==========  ========

NET ASSETS:
Accumulation unit values............................  $26,141,996   $86,638,317  $5,733,289  $ 97,018,878   $5,326,695  $761,239
Retained by AXA Equitable in Separate Account No. 70       43,221            53         448            --          384         2
                                                      -----------   -----------  ----------  ------------   ----------  --------
TOTAL NET ASSETS....................................  $26,185,217   $86,638,370  $5,733,737  $ 97,018,878   $5,327,079  $761,241
                                                      ===========   ===========  ==========  ============   ==========  ========

Investments in shares of the Portfolios, at cost....  $26,314,897   $68,907,499  $4,288,935  $103,838,958   $5,427,993  $738,623
The Portfolios shares held
   Class A..........................................    2,009,498     1,835,394          --            --           --        --
   Class B..........................................      228,842       555,652     584,415     8,749,715           --        --
   Service Class....................................           --            --          --            --      775,412    41,394

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                 FIDELITY(R) VIP  FIDELITY(R) VIP FIDELITY(R) VIP FIDELITY(R) VIP FIDELITY(R) VIP FIDELITY(R) VIP
                                  ASSET MANAGER:   CONTRAFUND(R)   FREEDOM 2015    FREEDOM 2020    FREEDOM 2025    FREEDOM 2030
                                 GROWTH PORTFOLIO    PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                 ---------------- --------------- --------------- --------------- --------------- ---------------
ASSETS:
Investments in shares of the
 Portfolios, at fair value......     $925,905      $107,410,516      $825,719        $702,032        $916,264        $839,810
Receivable for shares of the
 Portfolios sold................           37                --            33              27              34              33
Receivable for policy-related
 transactions...................           --           116,995            --              --              --              --
                                     --------      ------------      --------        --------        --------        --------
   Total assets.................      925,942       107,527,511       825,752         702,059         916,298         839,843
                                     --------      ------------      --------        --------        --------        --------

LIABILITIES:
Payable for shares of the
 Portfolios purchased...........           --           116,870            --              --              --              --
Payable for policy-related
 transactions...................           37                --            33              27              34              33
                                     --------      ------------      --------        --------        --------        --------
   Total liabilities............           37           116,870            33              27              34              33
                                     --------      ------------      --------        --------        --------        --------
NET ASSETS......................     $925,905      $107,410,641      $825,719        $702,032        $916,264        $839,810
                                     ========      ============      ========        ========        ========        ========

NET ASSETS:
Accumulation unit values........     $925,633      $107,410,611      $825,456        $701,772        $916,006        $839,549
Retained by AXA Equitable in
 Separate Account No. 70........          272                30           263             260             258             261
                                     --------      ------------      --------        --------        --------        --------
TOTAL NET ASSETS................     $925,905      $107,410,641      $825,719        $702,032        $916,264        $839,810
                                     ========      ============      ========        ========        ========        ========

Investments in shares of the
 Portfolios, at cost............     $748,431      $ 87,163,997      $753,705        $607,484        $810,032        $770,145
The Portfolios shares held
   Service Class 2..............       48,886         2,926,717        65,952          55,278          69,997          64,850

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                               FIRST TRUST/DOW
                           FIDELITY(R) VIP FIDELITY(R) VIP  FIRST TRUST MULTI JONES DIVIDEND &  FRANKLIN FOUNDING
                               MID CAP     STRATEGIC INCOME INCOME ALLOCATION INCOME ALLOCATION FUNDS ALLOCATION  FRANKLIN INCOME
                              PORTFOLIO       PORTFOLIO         PORTFOLIO         PORTFOLIO         VIP FUND         VIP FUND
                           --------------- ---------------- ----------------- ----------------- ----------------- ---------------
ASSETS:
Investments in shares of
 the Portfolios, at fair
 value....................   $47,368,895     $54,833,376        $558,029         $9,688,044        $19,384,532      $66,764,135
Receivable for shares of
 the Portfolios sold......            --          13,905              20              4,084                 --               --
Receivable for
 policy-related
 transactions.............        33,311              --              30                 --             34,276           79,895
                             -----------     -----------        --------         ----------        -----------      -----------
   Total assets...........    47,402,206      54,847,281         558,079          9,692,128         19,418,808       66,844,030
                             -----------     -----------        --------         ----------        -----------      -----------

LIABILITIES:
Payable for shares of the
 Portfolios purchased.....        33,311              --              --                 --             34,276           79,895
Payable for
 policy-related
 transactions.............            --          13,905              --              4,084                 --               --
                             -----------     -----------        --------         ----------        -----------      -----------
   Total liabilities......        33,311          13,905              --              4,084             34,276           79,895
                             -----------     -----------        --------         ----------        -----------      -----------
NET ASSETS................   $47,368,895     $54,833,376        $558,079         $9,688,044        $19,384,532      $66,764,135
                             ===========     ===========        ========         ==========        ===========      ===========

NET ASSETS:
Accumulation unit values..   $47,362,605     $54,833,264        $558,049         $9,688,019        $19,384,074      $66,764,135
Retained by AXA Equitable
 in Separate Account
 No. 70...................         6,290             112              30                 25                458               --
                             -----------     -----------        --------         ----------        -----------      -----------
TOTAL NET ASSETS..........   $47,368,895     $54,833,376        $558,079         $9,688,044        $19,384,532      $66,764,135
                             ===========     ===========        ========         ==========        ===========      ===========

Investments in shares of
 the Portfolios, at cost..   $44,015,676     $57,298,275        $553,785         $9,066,706        $19,619,443      $67,180,837
The Portfolios shares held
   Class I Shares.........            --              --          53,708            780,664                 --               --
   Class 2................            --              --              --                 --          2,612,471        4,172,758
   Service Class 2........     1,285,801       4,962,296              --                 --                 --               --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                                                      GUGGENHEIM VT
                                                                                                         GLOBAL     GUGGENHEIM VT
                                                     FRANKLIN RISING                    GOLDMAN SACHS    MANAGED     MULTI-HEDGE
                                     FRANKLIN MUTUAL    DIVIDENDS    FRANKLIN STRATEGIC  VIT MID CAP     FUTURES     STRATEGIES
                                     SHARES VIP FUND    VIP FUND      INCOME VIP FUND    VALUE FUND   STRATEGY FUND     FUND
                                     --------------- --------------- ------------------ ------------- ------------- -------------
ASSETS:
Investments in shares of the
 Portfolios, at fair value..........   $13,444,844     $39,577,334      $52,532,887      $30,108,712   $1,203,882     $813,879
Receivable for shares of the
 Portfolios sold....................            --              --               --               --           45           33
Receivable for policy-related
 transactions.......................        12,009          32,625           86,572           18,824           --           --
                                       -----------     -----------      -----------      -----------   ----------     --------
   Total assets.....................    13,456,853      39,609,959       52,619,459       30,127,536    1,203,927      813,912
                                       -----------     -----------      -----------      -----------   ----------     --------

LIABILITIES:
Payable for shares of the
 Portfolios purchased...............        12,009          32,625           86,572           18,824           --           --
Payable for policy-related
 transactions.......................            --              --               --               --           45           33
                                       -----------     -----------      -----------      -----------   ----------     --------
   Total liabilities................        12,009          32,625           86,572           18,824           45           33
                                       -----------     -----------      -----------      -----------   ----------     --------
NET ASSETS..........................   $13,444,844     $39,577,334      $52,532,887      $30,108,712   $1,203,882     $813,879
                                       ===========     ===========      ===========      ===========   ==========     ========

NET ASSETS:
Accumulation unit values............   $13,443,162     $39,577,094      $52,504,187      $30,096,996   $1,203,505     $813,827
Retained by AXA Equitable in
 Separate Account No. 70............         1,682             240           28,700           11,716          377           52
                                       -----------     -----------      -----------      -----------   ----------     --------
TOTAL NET ASSETS....................   $13,444,844     $39,577,334      $52,532,887      $30,108,712   $1,203,882     $813,879
                                       ===========     ===========      ===========      ===========   ==========     ========

Investments in shares of the
 Portfolios, at cost................   $11,066,857     $36,869,252      $55,508,204      $30,490,262   $1,094,581     $772,451
The Portfolios shares held
   Class 2..........................       594,905       1,361,918        4,548,302               --           --           --
   Common Shares....................            --              --               --               --       57,685       34,182
   Service Shares...................            --              --               --        1,725,428           --           --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                   HARTFORD     HARTFORD    INVESCO V.I. INVESCO V.I.  INVESCO V.I. INVESCO V.I.
                                                   CAPITAL       GROWTH       AMERICAN   BALANCED-RISK DIVERSIFIED     GLOBAL
                                                 APPRECIATION OPPORTUNITIES  FRANCHISE    ALLOCATION     DIVIDEND   HEALTH CARE
                                                   HLS FUND     HLS FUND        FUND         FUND          FUND         FUND
                                                 ------------ ------------- ------------ ------------- ------------ ------------
ASSETS:
Investments in shares of the Portfolios, at
 fair value.....................................  $1,727,272   $1,602,513     $473,458    $2,918,050   $16,416,080   $1,046,365
Receivable for shares of the Portfolios sold....          65           58           19           100            --           --
Receivable for policy-related transactions......          --        1,142           --            --         3,760          296
                                                  ----------   ----------     --------    ----------   -----------   ----------
   Total assets.................................   1,727,337    1,603,713      473,477     2,918,150    16,419,840    1,046,661
                                                  ----------   ----------     --------    ----------   -----------   ----------

LIABILITIES:
Payable for shares of the Portfolios purchased..          --           --           --            --         3,760          296
Payable for policy-related transactions.........          65           --       18,894            75            --           --
                                                  ----------   ----------     --------    ----------   -----------   ----------
   Total liabilities............................          65           --       18,894            75         3,760          296
                                                  ----------   ----------     --------    ----------   -----------   ----------
NET ASSETS......................................  $1,727,272   $1,603,713     $454,583    $2,918,075   $16,416,080   $1,046,365
                                                  ==========   ==========     ========    ==========   ===========   ==========

NET ASSETS:
Accumulation unit values........................  $1,726,836   $1,603,634     $441,359    $2,918,055   $16,415,836   $1,034,840
Retained by AXA Equitable in Separate Account
 No. 70.........................................         436           79       13,224            20           244       11,525
                                                  ----------   ----------     --------    ----------   -----------   ----------
TOTAL NET ASSETS................................  $1,727,272   $1,603,713     $454,583    $2,918,075   $16,416,080   $1,046,365
                                                  ==========   ==========     ========    ==========   ===========   ==========

Investments in shares of the Portfolios, at cost  $1,756,292   $1,577,269     $463,381    $2,986,975   $14,461,724   $  994,931
The Portfolios shares held
   Class IC.....................................      31,641       41,355           --            --            --           --
   Series II....................................          --           --        8,828       239,774       710,345       31,901

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                   INVESCO V.I. INVESCO V.I. INVESCO V.I.  INVESCO V.I. INVESCO V.I.  IVY FUNDS
                                                   GLOBAL REAL   HIGH YIELD  INTERNATIONAL MID CAP CORE  SMALL CAP    VIP ASSET
                                                   ESTATE FUND      FUND      GROWTH FUND  EQUITY FUND  EQUITY FUND   STRATEGY
                                                   ------------ ------------ ------------- ------------ ------------ -----------
ASSETS:
Investments in shares of the Portfolios, at fair
 value............................................ $68,110,006  $25,344,438   $35,666,667   $9,313,984   $8,456,498  $53,506,220
Receivable for policy-related transactions........      45,385       12,558        13,246        8,741       10,694       12,277
                                                   -----------  -----------   -----------   ----------   ----------  -----------
   Total assets...................................  68,155,391   25,356,996    35,679,913    9,322,725    8,467,192   53,518,497
                                                   -----------  -----------   -----------   ----------   ----------  -----------

LIABILITIES:
Payable for shares of the Portfolios purchased....      45,385       12,508        13,246        8,741       10,694       12,077
                                                   -----------  -----------   -----------   ----------   ----------  -----------
   Total liabilities..............................      45,385       12,508        13,246        8,741       10,694       12,077
                                                   -----------  -----------   -----------   ----------   ----------  -----------
NET ASSETS........................................ $68,110,006  $25,344,488   $35,666,667   $9,313,984   $8,456,498  $53,506,420
                                                   ===========  ===========   ===========   ==========   ==========  ===========

NET ASSETS:
Accumulation unit values.......................... $68,108,277  $25,344,470   $35,666,664   $9,313,969   $8,456,270  $53,506,381
Retained by AXA Equitable in Separate Account
 No. 70...........................................       1,729           18             3           15          228           39
                                                   -----------  -----------   -----------   ----------   ----------  -----------
TOTAL NET ASSETS.................................. $68,110,006  $25,344,488   $35,666,667   $9,313,984   $8,456,498  $53,506,420
                                                   ===========  ===========   ===========   ==========   ==========  ===========

Investments in shares of the Portfolios, at cost.. $60,229,133  $26,281,010   $33,045,342   $9,354,415   $8,180,647  $56,300,843
The Portfolios shares held
   Common Shares..................................          --           --            --           --           --    4,923,145
   Series II......................................   4,056,582    4,608,080     1,036,219      672,976      368,154           --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                              IVY FUNDS VIP               IVY FUNDS VIP   IVY FUNDS   IVY FUNDS VIP IVY FUNDS VIP
                                                DIVIDEND    IVY FUNDS VIP GLOBAL NATURAL  VIP HIGH      MICRO CAP      MID CAP
                                              OPPORTUNITIES    ENERGY       RESOURCES      INCOME        GROWTH        GROWTH
                                              ------------- ------------- -------------- ------------ ------------- -------------
ASSETS:
Investments in shares of the Portfolios, at
 fair value..................................  $16,300,585   $29,365,869   $11,709,226   $111,385,223  $1,548,818    $40,842,535
Receivable for shares of the Portfolios sold.        2,724            --            --             --          31             --
Receivable for policy-related transactions...           --         1,881         2,454         59,835          --         36,019
                                               -----------   -----------   -----------   ------------  ----------    -----------
   Total assets..............................   16,303,309    29,367,750    11,711,680    111,445,058   1,548,849     40,878,554
                                               -----------   -----------   -----------   ------------  ----------    -----------

LIABILITIES:
Payable for shares of the Portfolios
 purchased...................................           --         1,831         2,454         59,835          --         36,019
Payable for policy-related transactions......        2,724            --            --             --          31             --
                                               -----------   -----------   -----------   ------------  ----------    -----------
   Total liabilities.........................        2,724         1,831         2,454         59,835          31         36,019
                                               -----------   -----------   -----------   ------------  ----------    -----------
NET ASSETS...................................  $16,300,585   $29,365,919   $11,709,226   $111,385,223  $1,548,818    $40,842,535
                                               ===========   ===========   ===========   ============  ==========    ===========

NET ASSETS:
Accumulation unit values.....................  $16,299,779   $29,365,891   $11,703,247   $111,378,282  $1,548,810    $40,842,529
Retained by AXA Equitable in Separate
 Account No. 70..............................          806            28         5,979          6,941           8              6
                                               -----------   -----------   -----------   ------------  ----------    -----------
TOTAL NET ASSETS.............................  $16,300,585   $29,365,919   $11,709,226   $111,385,223  $1,548,818    $40,842,535
                                               ===========   ===========   ===========   ============  ==========    ===========

Investments in shares of the Portfolios, at
 cost........................................  $13,734,875   $32,352,846   $13,558,190   $112,049,196  $1,580,153    $36,098,969
The Portfolios shares held
   Common Shares.............................    1,801,906     4,512,342     2,478,300     28,926,719      57,945      3,766,198

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                                                  JANUS ASPEN
                                                         IVY FUNDS  JANUS ASPEN   JANUS ASPEN       SERIES
                                         IVY FUNDS VIP   VIP SMALL    SERIES    SERIES FLEXIBLE INTECH U.S. LOW LAZARD RETIREMENT
                                            SCIENCE         CAP      BALANCED        BOND         VOLATILLITY   EMERGING MARKETS
                                         AND TECHNOLOGY   GROWTH     PORTFOLIO     PORTFOLIO       PORTFOLIO    EQUITY PORTFOLIO
                                         -------------- ----------- ----------- --------------- --------------- -----------------
ASSETS:
Investments in shares of the
 Portfolios, at fair value..............  $52,644,709   $17,570,116 $4,371,298    $3,255,705      $1,494,373       $73,892,717
Receivable for shares of the Portfolios
 sold...................................           --            --        148           109              51                --
Receivable for policy-related
 transactions...........................       14,837        15,780         --            --              --            21,926
                                          -----------   ----------- ----------    ----------      ----------       -----------
   Total assets.........................   52,659,546    17,585,896  4,371,446     3,255,814       1,494,424        73,914,643
                                          -----------   ----------- ----------    ----------      ----------       -----------

LIABILITIES:
Payable for shares of the Portfolios
 purchased..............................       14,837        15,780         --            --              --            21,926
Payable for policy-related transactions.           --            --        148             9              51                --
                                          -----------   ----------- ----------    ----------      ----------       -----------
   Total liabilities....................       14,837        15,780        148             9              51            21,926
                                          -----------   ----------- ----------    ----------      ----------       -----------
NET ASSETS..............................  $52,644,709   $17,570,116 $4,371,298    $3,255,805      $1,494,373       $73,892,717
                                          ===========   =========== ==========    ==========      ==========       ===========

NET ASSETS:
Accumulation unit values................  $52,643,268   $17,562,468 $4,371,294    $3,255,787      $1,494,286       $73,877,339
Retained by AXA Equitable in Separate
 Account No. 70.........................        1,441         7,648          4            18              87            15,378
                                          -----------   ----------- ----------    ----------      ----------       -----------
TOTAL NET ASSETS........................  $52,644,709   $17,570,116 $4,371,298    $3,255,805      $1,494,373       $73,892,717
                                          ===========   =========== ==========    ==========      ==========       ===========

Investments in shares of the
 Portfolios, at cost....................  $47,263,209   $16,612,178 $4,296,936    $3,276,730      $1,400,003       $79,645,769
The Portfolios shares held
   Common Shares........................    2,103,836     1,445,803         --            --              --                --
   Service Shares.......................           --            --    132,584       250,825         104,648         3,702,040

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                    LORD ABBETT
                                      LORD ABBETT     LORD ABBETT  SERIES FUND-
                                    SERIES FUND-BOND SERIES FUND-     GROWTH         MFS(R)      MFS(R) INVESTORS    MFS(R)
                                       DEBENTURE     CLASSIC STOCK OPPORTUNITIES  INTERNATIONAL    GROWTH STOCK    INVESTORS
                                       PORTFOLIO       PORTFOLIO     PORTFOLIO   VALUE PORTFOLIO      SERIES      TRUST SERIES
                                    ---------------- ------------- ------------- --------------- ---------------- ------------
ASSETS:
Investments in shares of the
 Portfolios, at fair value.........   $32,620,589     $5,069,874    $3,310,911     $95,246,180     $12,199,707     $8,262,995
Receivable for shares of the
 Portfolios sold...................            --             --            --              --              --          2,691
Receivable for policy-related
 transactions......................         4,228          6,132           852          75,351           6,689             --
                                      -----------     ----------    ----------     -----------     -----------     ----------
   Total assets....................    32,624,817      5,076,006     3,311,763      95,321,531      12,206,396      8,265,686
                                      -----------     ----------    ----------     -----------     -----------     ----------

LIABILITIES:
Payable for shares of the
 Portfolios purchased..............         4,228          6,132           852          75,351           6,689             --
Payable for policy-related
 transactions......................            --             --            --              --              --          2,691
                                      -----------     ----------    ----------     -----------     -----------     ----------
   Total liabilities...............         4,228          6,132           852          75,351           6,689          2,691
                                      -----------     ----------    ----------     -----------     -----------     ----------
NET ASSETS.........................   $32,620,589     $5,069,874    $3,310,911     $95,246,180     $12,199,707     $8,262,995
                                      ===========     ==========    ==========     ===========     ===========     ==========

NET ASSETS:
Accumulation unit values...........   $32,620,259     $5,069,803    $3,310,617     $95,242,721     $12,199,188     $8,262,923
Retained by AXA Equitable in
 Separate Account No. 70...........           330             71           294           3,459             519             72
                                      -----------     ----------    ----------     -----------     -----------     ----------
TOTAL NET ASSETS...................   $32,620,589     $5,069,874    $3,310,911     $95,246,180     $12,199,707     $8,262,995
                                      ===========     ==========    ==========     ===========     ===========     ==========

Investments in shares of the
 Portfolios, at cost...............   $34,730,291     $4,966,163    $3,724,435     $87,668,040     $10,552,374     $6,848,186
The Portfolios shares held
   Service Class...................            --             --            --       4,442,452         780,531        274,245
   VC Shares.......................     2,743,531        358,295       256,461              --              --             --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                    MFS(R)    MFS(R)      MFS(R)
                                                   RESEARCH TECHNOLOGY   UTILITIES     MFS(R)       MULTIMANAGER    MULTIMANAGER
                                                    SERIES  PORTFOLIO     SERIES    VALUE SERIES AGGRESSIVE EQUITY*  CORE BOND*
                                                   -------- ----------- ----------- ------------ ------------------ ------------
ASSETS:
Investments in shares of the Portfolios, at fair
 value............................................ $812,077 $15,442,461 $41,044,877  $2,475,758     $11,082,597     $ 97,870,116
Receivable for shares of the Portfolios sold......       --          --          --          85              --            1,440
Receivable for policy-related transactions........      100      46,066     191,734          --           1,073               --
                                                   -------- ----------- -----------  ----------     -----------     ------------
   Total assets...................................  812,177  15,488,527  41,236,611   2,475,843      11,083,670       97,871,556
                                                   -------- ----------- -----------  ----------     -----------     ------------

LIABILITIES:
Payable for shares of the Portfolios purchased....       --      46,066     191,734          --           1,073               --
Payable for policy-related transactions...........       --          --          --          60              --            1,440
                                                   -------- ----------- -----------  ----------     -----------     ------------
   Total liabilities..............................       --      46,066     191,734          60           1,073            1,440
                                                   -------- ----------- -----------  ----------     -----------     ------------
NET ASSETS........................................ $812,177 $15,442,461 $41,044,877  $2,475,783     $11,082,597     $ 97,870,116
                                                   ======== =========== ===========  ==========     ===========     ============

NET ASSETS:
Accumulation unit values.......................... $812,160 $15,441,851 $41,044,171  $2,475,772     $11,048,136     $ 97,870,101
Retained by AXA Equitable in Separate Account
 No. 70...........................................       17         610         706          11          34,461               15
                                                   -------- ----------- -----------  ----------     -----------     ------------
TOTAL NET ASSETS.................................. $812,177 $15,442,461 $41,044,877  $2,475,783     $11,082,597     $ 97,870,116
                                                   ======== =========== ===========  ==========     ===========     ============

Investments in shares of the Portfolios, at cost.. $802,379 $12,764,930 $38,851,759  $2,390,291     $ 8,850,758     $101,172,667
The Portfolios shares held
   Class B........................................       --          --          --          --         255,363        9,849,706
   Service Class..................................   28,158   1,378,791   1,225,952     123,479              --               --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                                   NEUBERGER BERMAN
                                            MULTIMANAGER MULTIMANAGER              ABSOLUTE RETURN  NEUBERGER BERMAN
                                              MID CAP      MID CAP    MULTIMANAGER  MULTI-MANAGER    INTERNATIONAL
                                              GROWTH*       VALUE*    TECHNOLOGY*     PORTFOLIO     EQUITY PORTFOLIO
                                            ------------ ------------ ------------ ---------------- ----------------
ASSETS:
Investments in shares of the Portfolios,
 at fair value............................. $13,571,359   $9,232,645   $9,451,312      $630,789         $766,446
Receivable for shares of the Portfolios
 sold......................................       1,123           --           --            --               --
Receivable for policy-related transactions.          --        1,079        1,232           505            7,121
                                            -----------   ----------   ----------      --------         --------
   Total assets............................  13,572,482    9,233,724    9,452,544       631,294          773,567
                                            -----------   ----------   ----------      --------         --------

LIABILITIES:
Payable for shares of the Portfolios
 purchased.................................          --        1,079        1,232           480            7,121
Payable for policy-related transactions....       1,123           --           --            --               --
                                            -----------   ----------   ----------      --------         --------
   Total liabilities.......................       1,123        1,079        1,232           480            7,121
                                            -----------   ----------   ----------      --------         --------
NET ASSETS................................. $13,571,359   $9,232,645   $9,451,312      $630,814         $766,446
                                            ===========   ==========   ==========      ========         ========

NET ASSETS:
Accumulation unit values................... $13,571,083   $9,232,475   $9,451,196      $630,792         $766,404
Retained by AXA Equitable in Separate
 Account No. 70............................         276          170          116            22               42
                                            -----------   ----------   ----------      --------         --------
TOTAL NET ASSETS........................... $13,571,359   $9,232,645   $9,451,312      $630,814         $766,446
                                            ===========   ==========   ==========      ========         ========

Investments in shares of the Portfolios,
 at cost................................... $14,945,923   $7,602,310   $7,810,131      $626,843         $777,242
The Portfolios shares held
   Advisor Class...........................          --           --           --            --               --
   Class B.................................   1,501,952      665,846      477,217            --               --
   Class S Shares..........................          --           --           --        63,079           68,925

                                                    PIMCO
                                            COMMODITYREALRETURN(R)
                                              STRATEGY PORTFOLIO
                                            ----------------------
ASSETS:
Investments in shares of the Portfolios,
 at fair value.............................      $18,981,114
Receivable for shares of the Portfolios
 sold......................................            4,537
Receivable for policy-related transactions.               --
                                                 -----------
   Total assets............................       18,985,651
                                                 -----------

LIABILITIES:
Payable for shares of the Portfolios
 purchased.................................               --
Payable for policy-related transactions....            4,537
                                                 -----------
   Total liabilities.......................            4,537
                                                 -----------
NET ASSETS.................................      $18,981,114
                                                 ===========

NET ASSETS:
Accumulation unit values...................      $18,954,279
Retained by AXA Equitable in Separate
 Account No. 70............................           26,835
                                                 -----------
TOTAL NET ASSETS...........................      $18,981,114
                                                 ===========

Investments in shares of the Portfolios,
 at cost...................................      $26,678,042
The Portfolios shares held
   Advisor Class...........................        3,865,807
   Class B.................................               --
   Class S Shares..........................               --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                         PIMCO        PIMCO          PIMCO
                                        EMERGING   GLOBAL BOND GLOBAL MULTI-ASSET    PIMCO       PIMCO
                                      MARKETS BOND  PORTFOLIO  MANAGED ALLOCATION REAL RETURN TOTAL RETURN PROFUND
                                       PORTFOLIO   (UNHEDGED)      PORTFOLIO       PORTFOLIO   PORTFOLIO   VP BEAR
                                      ------------ ----------- ------------------ ----------- ------------ --------
ASSETS:
Investments in shares of the
 Portfolios, at fair value........... $19,599,276   $553,593        $108,837      $67,221,061 $132,248,998 $338,663
Receivable for shares of the
 Portfolios sold.....................          --         19               4               --           --       14
Receivable for policy-related
 transactions........................       7,470         --              --           39,350        2,806       --
                                      -----------   --------        --------      ----------- ------------ --------
   Total assets......................  19,606,746    553,612         108,841       67,260,411  132,251,804  338,677
                                      -----------   --------        --------      ----------- ------------ --------

LIABILITIES:
Payable for shares of the Portfolios
 purchased...........................       7,470         --              --           39,350        2,806       --
Payable for policy-related
 transactions........................          --         19               4               --           --       14
                                      -----------   --------        --------      ----------- ------------ --------
   Total liabilities.................       7,470         19               4           39,350        2,806       14
                                      -----------   --------        --------      ----------- ------------ --------
NET ASSETS........................... $19,599,276   $553,593        $108,837      $67,221,061 $132,248,998 $338,663
                                      ===========   ========        ========      =========== ============ ========

NET ASSETS:
Accumulation unit values............. $19,571,021   $553,485        $108,790      $67,217,128 $132,247,279 $336,752
Retained by AXA Equitable in
 Separate Account No. 70.............      28,255        108              47            3,933        1,719    1,911
                                      -----------   --------        --------      ----------- ------------ --------
TOTAL NET ASSETS..................... $19,599,276   $553,593        $108,837      $67,221,061 $132,248,998 $338,663
                                      ===========   ========        ========      =========== ============ ========

Investments in shares of the
 Portfolios, at cost................. $21,872,231   $589,681        $111,107      $72,460,701 $133,527,172 $423,128
The Portfolios shares held
   Advisor Class.....................   1,544,466     46,326           9,374        5,247,546   11,807,946       --
   Common Shares.....................          --         --              --               --           --   34,735

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                 PUTNAM VT                 QS LEGG MASON
                                                                  ABSOLUTE      PUTNAM     DYNAMIC MULTI-
                                                    PROFUND VP   RETURN 500 VT DIVERSIFIED  STRATEGY VIT  SEI VP BALANCED
                                                   BIOTECHNOLOGY    FUND     INCOME FUND     PORTFOLIO     STRATEGY FUND
                                                   ------------- ---------- -------------- -------------- ---------------
ASSETS:
Investments in shares of the Portfolios, at fair
 value............................................  $40,205,661   $623,425    $2,010,452      $704,834      $2,275,870
Receivable for shares of the Portfolios sold......           --      1,372            --            27              78
Receivable for policy-related transactions........       80,511         --       204,031            --              --
                                                    -----------   --------    ----------      --------      ----------
   Total assets...................................   40,286,172    624,797     2,214,483       704,861       2,275,948
                                                    -----------   --------    ----------      --------      ----------

LIABILITIES:
Payable for shares of the Portfolios purchased....       80,511         --       203,931            --              --
Payable for policy-related transactions...........           --      1,372            --             2              78
                                                    -----------   --------    ----------      --------      ----------
   Total liabilities..............................       80,511      1,372       203,931             2              78
                                                    -----------   --------    ----------      --------      ----------
NET ASSETS........................................  $40,205,661   $623,425    $2,010,552      $704,859      $2,275,870
                                                    ===========   ========    ==========      ========      ==========

NET ASSETS:
Accumulation unit values..........................  $40,204,644   $623,389    $2,010,524      $704,836      $2,274,853
Retained by AXA Equitable in Separate Account
 No. 70...........................................        1,017         36            28            23           1,017
                                                    -----------   --------    ----------      --------      ----------
TOTAL NET ASSETS..................................  $40,205,661   $623,425    $2,010,552      $704,859      $2,275,870
                                                    ===========   ========    ==========      ========      ==========

Investments in shares of the Portfolios, at cost..  $32,095,300   $613,170    $2,035,927      $709,006      $2,317,723
The Portfolios shares held
   Class B........................................           --     58,428       286,798            --              --
   Class II.......................................           --         --            --        53,969              --
   Class III......................................           --         --            --            --         220,103
   Common Shares..................................      581,595         --            --            --              --

                                                      SEI VP
                                                   CONSERVATIVE
                                                   STRATEGY FUND
                                                   -------------
ASSETS:
Investments in shares of the Portfolios, at fair
 value............................................  $5,088,822
Receivable for shares of the Portfolios sold......         174
Receivable for policy-related transactions........          --
                                                    ----------
   Total assets...................................   5,088,996
                                                    ----------

LIABILITIES:
Payable for shares of the Portfolios purchased....          --
Payable for policy-related transactions...........         174
                                                    ----------
   Total liabilities..............................         174
                                                    ----------
NET ASSETS........................................  $5,088,822
                                                    ==========

NET ASSETS:
Accumulation unit values..........................  $5,088,797
Retained by AXA Equitable in Separate Account
 No. 70...........................................          25
                                                    ----------
TOTAL NET ASSETS..................................  $5,088,822
                                                    ==========

Investments in shares of the Portfolios, at cost..  $5,116,823
The Portfolios shares held
   Class B........................................          --
   Class II.......................................          --
   Class III......................................     496,470
   Common Shares..................................          --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                                                                    T. ROWE
                                                             SEI VP        SEI VP        SEI VP     T. ROWE PRICE PRICE HEALTH
                                                          MARKET GROWTH  MARKET PLUS    MODERATE    EQUITY INCOME   SCIENCES
                                                          STRATEGY FUND STRATEGY FUND STRATEGY FUND PORTFOLIO-II  PORTFOLIO-II
                                                          ------------- ------------- ------------- ------------- ------------
ASSETS:
Investments in shares of the Portfolios, at fair value...  $4,910,821    $  992,216    $4,222,538    $1,783,247   $76,000,426
Receivable for shares of the Portfolios sold.............         166         3,187           145            --            --
Receivable for policy-related transactions...............          --            --            --         7,486       104,606
                                                           ----------    ----------    ----------    ----------   -----------
   Total assets..........................................   4,910,987       995,403     4,222,683     1,790,733    76,105,032
                                                           ----------    ----------    ----------    ----------   -----------

LIABILITIES:
Payable for shares of the Portfolios purchased...........          --            --            --         7,386       104,606
Payable for policy-related transactions..................         166         3,187           145            --            --
                                                           ----------    ----------    ----------    ----------   -----------
   Total liabilities.....................................         166         3,187           145         7,386       104,606
                                                           ----------    ----------    ----------    ----------   -----------
NET ASSETS...............................................  $4,910,821    $  992,216    $4,222,538    $1,783,347   $76,000,426
                                                           ==========    ==========    ==========    ==========   ===========

NET ASSETS:
Accumulation unit values.................................  $4,910,739    $  992,169    $4,221,648    $1,783,340   $75,999,215
Retained by AXA Equitable in Separate Account No. 70.....          82            47           890             7         1,211
                                                           ----------    ----------    ----------    ----------   -----------
TOTAL NET ASSETS.........................................  $4,910,821    $  992,216    $4,222,538    $1,783,347   $76,000,426
                                                           ==========    ==========    ==========    ==========   ===========

Investments in shares of the Portfolios, at cost.........  $4,950,903    $1,001,462    $4,265,470    $1,742,594   $60,821,049
The Portfolios shares held
   Class 2...............................................          --            --            --            --            --
   Class II..............................................          --            --            --        59,561     2,096,563
   Class III.............................................     471,741        93,605       407,975            --            --

                                                           TEMPLETON
                                                          DEVELOPING
                                                          MARKETS VIP
                                                             FUND
                                                          -----------
ASSETS:
Investments in shares of the Portfolios, at fair value... $8,209,524
Receivable for shares of the Portfolios sold.............         --
Receivable for policy-related transactions...............     36,030
                                                          ----------
   Total assets..........................................  8,245,554
                                                          ----------

LIABILITIES:
Payable for shares of the Portfolios purchased...........     36,030
Payable for policy-related transactions..................         --
                                                          ----------
   Total liabilities.....................................     36,030
                                                          ----------
NET ASSETS............................................... $8,209,524
                                                          ==========

NET ASSETS:
Accumulation unit values................................. $8,172,632
Retained by AXA Equitable in Separate Account No. 70.....     36,892
                                                          ----------
TOTAL NET ASSETS......................................... $8,209,524
                                                          ==========

Investments in shares of the Portfolios, at cost......... $9,004,123
The Portfolios shares held
   Class 2...............................................    892,340
   Class II..............................................         --
   Class III.............................................         --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014


                                                                    TEMPLETON   TEMPLETON   TEMPLETON  VAN ECK VIP
                                                                     FOREIGN   GLOBAL BOND   GROWTH    GLOBAL HARD
                                                                    VIP FUND    VIP FUND    VIP FUND   ASSETS FUND
                                                                    ---------- ------------ ---------- -----------
ASSETS:
Investments in shares of the Portfolios, at fair value............. $9,634,325 $133,765,752 $2,144,259 $29,751,122
Receivable for shares of the Portfolios sold.......................         --           --         82       4,338
Receivable for policy-related transactions.........................     29,254       62,299         --          --
                                                                    ---------- ------------ ---------- -----------
   Total assets....................................................  9,663,579  133,828,051  2,144,341  29,755,460
                                                                    ---------- ------------ ---------- -----------

LIABILITIES:
Payable for shares of the Portfolios purchased.....................     29,254       62,299         --          --
Payable for policy-related transactions............................         --           --         82       4,338
                                                                    ---------- ------------ ---------- -----------
   Total liabilities...............................................     29,254       62,299         82       4,338
                                                                    ---------- ------------ ---------- -----------
NET ASSETS......................................................... $9,634,325 $133,765,752 $2,144,259 $29,751,122
                                                                    ========== ============ ========== ===========

NET ASSETS:
Accumulation unit values........................................... $9,632,345 $133,760,713 $2,144,005 $29,728,204
Retained by AXA Equitable in Separate Account No. 70...............      1,980        5,039        254      22,918
                                                                    ---------- ------------ ---------- -----------
TOTAL NET ASSETS................................................... $9,634,325 $133,765,752 $2,144,259 $29,751,122
                                                                    ========== ============ ========== ===========

Investments in shares of the Portfolios, at cost................... $9,887,065 $138,938,056 $1,920,500 $36,716,483
The Portfolios shares held
   Class 2.........................................................    640,154    7,435,562    146,767          --
   Class S Shares..................................................         --           --         --   1,207,432
   Initial Class...................................................         --           --         --          --

                                                                      VAN ECK VIP
                                                                     UNCONSTRAINED
                                                                    EMERGING MARKETS
                                                                       BOND FUND
                                                                    ----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.............     $320,417
Receivable for shares of the Portfolios sold.......................           --
Receivable for policy-related transactions.........................           50
                                                                        --------
   Total assets....................................................      320,467
                                                                        --------

LIABILITIES:
Payable for shares of the Portfolios purchased.....................           --
Payable for policy-related transactions............................           --
                                                                        --------
   Total liabilities...............................................           --
                                                                        --------
NET ASSETS.........................................................     $320,467
                                                                        ========

NET ASSETS:
Accumulation unit values...........................................     $320,442
Retained by AXA Equitable in Separate Account No. 70...............           25
                                                                        --------
TOTAL NET ASSETS...................................................     $320,467
                                                                        ========

Investments in shares of the Portfolios, at cost...................     $339,814
The Portfolios shares held
   Class 2.........................................................           --
   Class S Shares..................................................           --
   Initial Class...................................................       34,343

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

The following table provides units outstanding and unit values associated with the Variable Investment Options of the Account and is further categorized by share class and contract charges.

                                                                                                 UNITS
                                                          CONTRACT                            OUTSTANDING
                                                          CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                          -------- --------------- ---------- -----------
7TWELVE(TM) BALANCED PORTFOLIO...........................  1.20%    COMMON SHARES    $ 9.80        746
7TWELVE(TM) BALANCED PORTFOLIO...........................  1.25%    COMMON SHARES    $ 9.80        752
7TWELVE(TM) BALANCED PORTFOLIO...........................  1.30%    COMMON SHARES    $10.98      4,675
7TWELVE(TM) BALANCED PORTFOLIO...........................  1.55%    COMMON SHARES    $ 9.97         22
7TWELVE(TM) BALANCED PORTFOLIO...........................  1.55%    COMMON SHARES    $10.90        156
7TWELVE(TM) BALANCED PORTFOLIO...........................  1.65%    COMMON SHARES    $10.87      1,038
7TWELVE(TM) BALANCED PORTFOLIO...........................  1.70%    COMMON SHARES    $10.86        854

ALL ASSET AGGRESSIVE-ALT 25..............................  1.20%          B          $10.18        110
ALL ASSET AGGRESSIVE-ALT 25..............................  1.25%          B          $10.17         30
ALL ASSET AGGRESSIVE-ALT 25..............................  1.30%          B          $11.23        350
ALL ASSET AGGRESSIVE-ALT 25..............................  1.55%          B          $10.82         25
ALL ASSET AGGRESSIVE-ALT 25..............................  1.65%          B          $11.15         26
ALL ASSET AGGRESSIVE-ALT 25..............................  1.70%          B          $11.14         89

ALL ASSET AGGRESSIVE-ALT 50..............................  1.20%          B          $ 9.97         11
ALL ASSET AGGRESSIVE-ALT 50..............................  1.25%          B          $ 9.96         19

ALL ASSET AGGRESSIVE-ALT 75..............................  1.20%          B          $ 9.72         34
ALL ASSET AGGRESSIVE-ALT 75..............................  1.25%          B          $ 9.72         14

ALL ASSET GROWTH-ALT 20..................................  1.30%          A          $13.91        628
ALL ASSET GROWTH-ALT 20..................................  1.55%          A          $13.73         72
ALL ASSET GROWTH-ALT 20..................................  1.65%          A          $13.66        150
ALL ASSET GROWTH-ALT 20..................................  1.70%          A          $13.63         57

ALL ASSET MODERATE GROWTH-ALT 15.........................  1.30%          B          $10.78        662
ALL ASSET MODERATE GROWTH-ALT 15.........................  1.55%          B          $10.48          2
ALL ASSET MODERATE GROWTH-ALT 15.........................  1.65%          B          $10.71         75
ALL ASSET MODERATE GROWTH-ALT 15.........................  1.70%          B          $10.70         91

ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO.  1.30%       CLASS B       $14.29        244
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO.  1.55%       CLASS B       $14.11         22
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO.  1.65%       CLASS B       $14.03         87
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO.  1.70%       CLASS B       $14.00          6

ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO...  1.20%       CLASS B       $ 9.70          2
ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO...  1.25%       CLASS B       $ 9.70         --

ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO........  1.20%       CLASS B       $10.25         --
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO........  1.25%       CLASS B       $10.24         --

ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO.....  0.65%       CLASS B       $10.30          1
ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO.....  1.30%       CLASS B       $11.54        505
ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO.....  1.55%       CLASS B       $11.39         56
ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO.....  1.65%       CLASS B       $11.33        147
ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO.....  1.70%       CLASS B       $11.30         50

ALLIANCEBERNSTEIN VPS REAL ESTATE INVESTMENT PORTFOLIO...  1.20%       CLASS B       $10.74          5
ALLIANCEBERNSTEIN VPS REAL ESTATE INVESTMENT PORTFOLIO...  1.25%       CLASS B       $10.74          4

ALLIANCEBERNSTEIN VPS SMALL/MID CAP VALUE PORTFOLIO......  1.20%       CLASS B       $10.06          2
ALLIANCEBERNSTEIN VPS SMALL/MID CAP VALUE PORTFOLIO......  1.25%       CLASS B       $10.06         13

AMERICAN CENTURY VP INFLATION PROTECTION FUND............  1.20%      CLASS II       $ 9.92         81
AMERICAN CENTURY VP INFLATION PROTECTION FUND............  1.25%      CLASS II       $ 9.91        137

AMERICAN CENTURY VP LARGE COMPANY VALUE..................  1.30%      CLASS II       $18.19         81

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                                                       UNITS
                                                                CONTRACT                            OUTSTANDING
                                                                CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                                -------- --------------- ---------- -----------
AMERICAN CENTURY VP LARGE COMPANY VALUE........................  1.55%      CLASS II       $17.96         20
AMERICAN CENTURY VP LARGE COMPANY VALUE........................  1.65%      CLASS II       $17.87         39
AMERICAN CENTURY VP LARGE COMPANY VALUE........................  1.70%      CLASS II       $17.82          3

AMERICAN CENTURY VP MID CAP VALUE FUND.........................  0.65%      CLASS II       $17.99          3
AMERICAN CENTURY VP MID CAP VALUE FUND.........................  1.20%      CLASS II       $11.76        249
AMERICAN CENTURY VP MID CAP VALUE FUND.........................  1.25%      CLASS II       $11.76        188
AMERICAN CENTURY VP MID CAP VALUE FUND.........................  1.30%      CLASS II       $20.38      1,354
AMERICAN CENTURY VP MID CAP VALUE FUND.........................  1.55%      CLASS II       $20.11        115
AMERICAN CENTURY VP MID CAP VALUE FUND.........................  1.65%      CLASS II       $20.01        397
AMERICAN CENTURY VP MID CAP VALUE FUND.........................  1.70%      CLASS II       $19.96        238

AMERICAN FUNDS INSURANCE SERIES(R) ASSET ALLOCATION FUND/SM/...  1.20%       CLASS 4       $10.67        400
AMERICAN FUNDS INSURANCE SERIES(R) ASSET ALLOCATION FUND/SM/...  1.25%       CLASS 4       $10.67        318

AMERICAN FUNDS INSURANCE SERIES(R) BOND FUND/SM/...............  0.65%       CLASS 4       $10.10          1
AMERICAN FUNDS INSURANCE SERIES(R) BOND FUND/SM/...............  1.30%       CLASS 4       $10.07        627
AMERICAN FUNDS INSURANCE SERIES(R) BOND FUND/SM/...............  1.55%       CLASS 4       $ 9.95         24
AMERICAN FUNDS INSURANCE SERIES(R) BOND FUND/SM/...............  1.65%       CLASS 4       $10.01        191
AMERICAN FUNDS INSURANCE SERIES(R) BOND FUND/SM/...............  1.70%       CLASS 4       $10.00        186

AMERICAN FUNDS INSURANCE SERIES(R) GLOBAL GROWTH FUND/SM/......  1.20%       CLASS 4       $10.57         52
AMERICAN FUNDS INSURANCE SERIES(R) GLOBAL GROWTH FUND/SM/......  1.25%       CLASS 4       $10.57         77

AMERICAN FUNDS INSURANCE SERIES(R) GLOBAL SMALL CAPITALIZATION
 FUND/SM/......................................................  1.20%       CLASS 4       $10.37         55
AMERICAN FUNDS INSURANCE SERIES(R) GLOBAL SMALL CAPITALIZATION
 FUND/SM/......................................................  1.25%       CLASS 4       $10.37         57
AMERICAN FUNDS INSURANCE SERIES(R) GLOBAL SMALL CAPITALIZATION
 FUND/SM/......................................................  1.30%       CLASS 4       $11.75        326
AMERICAN FUNDS INSURANCE SERIES(R) GLOBAL SMALL CAPITALIZATION
 FUND/SM/......................................................  1.55%       CLASS 4       $11.18         19
AMERICAN FUNDS INSURANCE SERIES(R) GLOBAL SMALL CAPITALIZATION
 FUND/SM/......................................................  1.65%       CLASS 4       $11.67         56
AMERICAN FUNDS INSURANCE SERIES(R) GLOBAL SMALL CAPITALIZATION
 FUND/SM/......................................................  1.70%       CLASS 4       $11.66         91

AMERICAN FUNDS INSURANCE SERIES(R) GROWTH-INCOME FUND/SM/......  1.20%       CLASS 4       $11.42         45
AMERICAN FUNDS INSURANCE SERIES(R) GROWTH-INCOME FUND/SM/......  1.25%       CLASS 4       $11.42         91

AMERICAN FUNDS INSURANCE SERIES(R) INTERNATIONAL GROWTH AND
 INCOME FUND/SM/...............................................  1.20%       CLASS 4       $ 9.68         78
AMERICAN FUNDS INSURANCE SERIES(R) INTERNATIONAL GROWTH AND
 INCOME FUND/SM/...............................................  1.25%       CLASS 4       $ 9.68         94

AMERICAN FUNDS INSURANCE SERIES(R) MANAGED RISK ASSET
 ALLOCATION FUND/SM/...........................................  1.30%      CLASS P-2      $11.61        348
AMERICAN FUNDS INSURANCE SERIES(R) MANAGED RISK ASSET
 ALLOCATION FUND/SM/...........................................  1.65%      CLASS P-2      $11.53         64
AMERICAN FUNDS INSURANCE SERIES(R) MANAGED RISK ASSET
 ALLOCATION FUND/SM/...........................................  1.70%      CLASS P-2      $11.52         77

AMERICAN FUNDS INSURANCE SERIES(R) NEW WORLD FUND(R)...........  1.20%       CLASS 4       $ 9.17        158
AMERICAN FUNDS INSURANCE SERIES(R) NEW WORLD FUND(R)...........  1.25%       CLASS 4       $ 9.17        196
AMERICAN FUNDS INSURANCE SERIES(R) NEW WORLD FUND(R)...........  1.30%       CLASS 4       $ 9.82        960
AMERICAN FUNDS INSURANCE SERIES(R) NEW WORLD FUND(R)...........  1.55%       CLASS 4       $ 9.57         23
AMERICAN FUNDS INSURANCE SERIES(R) NEW WORLD FUND(R)...........  1.65%       CLASS 4       $ 9.76        307

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                                             UNITS
                                                      CONTRACT                            OUTSTANDING
                                                      CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                      -------- --------------- ---------- -----------
AMERICAN FUNDS INSURANCE SERIES(R) NEW WORLD FUND(R).  1.70%       CLASS 4       $ 9.75        425

AXA 400 MANAGED VOLATILITY...........................  0.65%          B          $15.82          2
AXA 400 MANAGED VOLATILITY...........................  1.30%          B          $12.77        118
AXA 400 MANAGED VOLATILITY...........................  1.30%          B          $18.43      2,183
AXA 400 MANAGED VOLATILITY...........................  1.55%          B          $18.19        833
AXA 400 MANAGED VOLATILITY...........................  1.65%          B          $12.68         37
AXA 400 MANAGED VOLATILITY...........................  1.65%          B          $18.10      1,034
AXA 400 MANAGED VOLATILITY...........................  1.70%          B          $12.67         38
AXA 400 MANAGED VOLATILITY...........................  1.70%          B          $18.05         60

AXA 500 MANAGED VOLATILITY...........................  0.65%          B          $16.36          6
AXA 500 MANAGED VOLATILITY...........................  1.30%          B          $13.46        149
AXA 500 MANAGED VOLATILITY...........................  1.30%          B          $17.53      5,463
AXA 500 MANAGED VOLATILITY...........................  1.55%          B          $17.30      1,981
AXA 500 MANAGED VOLATILITY...........................  1.65%          B          $13.38         58
AXA 500 MANAGED VOLATILITY...........................  1.65%          B          $17.21      2,822
AXA 500 MANAGED VOLATILITY...........................  1.70%          B          $13.36         48
AXA 500 MANAGED VOLATILITY...........................  1.70%          B          $17.17        179

AXA 2000 MANAGED VOLATILITY..........................  0.65%          B          $15.36          2
AXA 2000 MANAGED VOLATILITY..........................  1.30%          B          $12.83        102
AXA 2000 MANAGED VOLATILITY..........................  1.30%          B          $18.34      2,382
AXA 2000 MANAGED VOLATILITY..........................  1.55%          B          $18.10        907
AXA 2000 MANAGED VOLATILITY..........................  1.65%          B          $12.74         34
AXA 2000 MANAGED VOLATILITY..........................  1.65%          B          $18.01      1,091
AXA 2000 MANAGED VOLATILITY..........................  1.70%          B          $12.73         30
AXA 2000 MANAGED VOLATILITY..........................  1.70%          B          $17.96         69

AXA AGGRESSIVE ALLOCATION............................  1.30%          A          $15.23        835
AXA AGGRESSIVE ALLOCATION............................  1.55%          A          $15.03        255
AXA AGGRESSIVE ALLOCATION............................  1.65%          A          $14.96        241
AXA AGGRESSIVE ALLOCATION............................  1.70%          A          $14.92         17
AXA AGGRESSIVE ALLOCATION............................  1.20%          B          $10.66         57
AXA AGGRESSIVE ALLOCATION............................  1.25%          B          $10.65         37

AXA AGGRESSIVE STRATEGY..............................  1.30%          B          $13.39     78,119
AXA AGGRESSIVE STRATEGY..............................  1.55%          B          $13.30      2,300
AXA AGGRESSIVE STRATEGY..............................  1.65%          B          $13.26     13,125
AXA AGGRESSIVE STRATEGY..............................  1.70%          B          $13.24     25,298

AXA BALANCED STRATEGY................................  0.65%          B          $12.29         --
AXA BALANCED STRATEGY................................  1.30%          B          $13.08     91,852
AXA BALANCED STRATEGY................................  1.30%          B          $14.61     20,568
AXA BALANCED STRATEGY................................  1.55%          B          $12.91      9,199
AXA BALANCED STRATEGY................................  1.55%          B          $14.40      2,659
AXA BALANCED STRATEGY................................  1.65%          B          $12.84     22,803
AXA BALANCED STRATEGY................................  1.65%          B          $14.32      5,594
AXA BALANCED STRATEGY................................  1.70%          B          $12.81     14,966
AXA BALANCED STRATEGY................................  1.70%          B          $14.28        890

AXA CONSERVATIVE GROWTH STRATEGY.....................  0.65%          B          $11.79          7
AXA CONSERVATIVE GROWTH STRATEGY.....................  1.30%          B          $12.47     48,006
AXA CONSERVATIVE GROWTH STRATEGY.....................  1.30%          B          $13.82      8,046
AXA CONSERVATIVE GROWTH STRATEGY.....................  1.55%          B          $12.31      5,781
AXA CONSERVATIVE GROWTH STRATEGY.....................  1.55%          B          $13.62      1,378

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                                   UNITS
                                            CONTRACT                            OUTSTANDING
                                            CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                            -------- --------------- ---------- -----------
AXA CONSERVATIVE GROWTH STRATEGY...........  1.65%          B          $12.25     11,360
AXA CONSERVATIVE GROWTH STRATEGY...........  1.65%          B          $13.55      2,331
AXA CONSERVATIVE GROWTH STRATEGY...........  1.70%          B          $12.21      6,059
AXA CONSERVATIVE GROWTH STRATEGY...........  1.70%          B          $13.51        503

AXA CONSERVATIVE STRATEGY..................  0.65%          B          $10.83         --
AXA CONSERVATIVE STRATEGY..................  1.30%          B          $11.31     29,801
AXA CONSERVATIVE STRATEGY..................  1.30%          B          $12.06      5,505
AXA CONSERVATIVE STRATEGY..................  1.55%          B          $11.16      4,049
AXA CONSERVATIVE STRATEGY..................  1.55%          B          $11.89        807
AXA CONSERVATIVE STRATEGY..................  1.65%          B          $11.10      6,967
AXA CONSERVATIVE STRATEGY..................  1.65%          B          $11.82      1,661
AXA CONSERVATIVE STRATEGY..................  1.70%          B          $11.07      3,631
AXA CONSERVATIVE STRATEGY..................  1.70%          B          $11.79        359

AXA GLOBAL EQUITY MANAGED VOLATILITY.......  1.30%          A          $13.39        377
AXA GLOBAL EQUITY MANAGED VOLATILITY.......  1.55%          A          $13.21         47
AXA GLOBAL EQUITY MANAGED VOLATILITY.......  1.65%          A          $13.14        111
AXA GLOBAL EQUITY MANAGED VOLATILITY.......  1.70%          A          $13.11         27
AXA GLOBAL EQUITY MANAGED VOLATILITY.......  1.30%          B          $28.40        128
AXA GLOBAL EQUITY MANAGED VOLATILITY.......  1.55%          B          $20.76         94
AXA GLOBAL EQUITY MANAGED VOLATILITY.......  1.65%          B          $27.37         51
AXA GLOBAL EQUITY MANAGED VOLATILITY.......  1.70%          B          $20.22         21

AXA GROWTH STRATEGY........................  0.65%          B          $13.34          5
AXA GROWTH STRATEGY........................  1.30%          B          $14.35     91,406
AXA GROWTH STRATEGY........................  1.30%          B          $16.61     19,691
AXA GROWTH STRATEGY........................  1.55%          B          $14.16      3,580
AXA GROWTH STRATEGY........................  1.55%          B          $16.37      2,249
AXA GROWTH STRATEGY........................  1.65%          B          $14.09     15,228
AXA GROWTH STRATEGY........................  1.65%          B          $16.28      8,845
AXA GROWTH STRATEGY........................  1.70%          B          $14.05     22,820
AXA GROWTH STRATEGY........................  1.70%          B          $16.23      2,009

AXA INTERNATIONAL CORE MANAGED VOLATILITY..  1.30%          A          $11.02        263
AXA INTERNATIONAL CORE MANAGED VOLATILITY..  1.55%          A          $10.88         16
AXA INTERNATIONAL CORE MANAGED VOLATILITY..  1.65%          A          $10.82         80
AXA INTERNATIONAL CORE MANAGED VOLATILITY..  1.70%          A          $10.79         29
AXA INTERNATIONAL CORE MANAGED VOLATILITY..  1.30%          B          $15.33        243
AXA INTERNATIONAL CORE MANAGED VOLATILITY..  1.55%          B          $12.62        122
AXA INTERNATIONAL CORE MANAGED VOLATILITY..  1.65%          B          $14.76        137
AXA INTERNATIONAL CORE MANAGED VOLATILITY..  1.70%          B          $12.32         43

AXA INTERNATIONAL MANAGED VOLATILITY.......  0.65%          B          $10.59          2
AXA INTERNATIONAL MANAGED VOLATILITY.......  1.30%          B          $10.70         80
AXA INTERNATIONAL MANAGED VOLATILITY.......  1.30%          B          $10.87      5,585
AXA INTERNATIONAL MANAGED VOLATILITY.......  1.55%          B          $10.73      2,311
AXA INTERNATIONAL MANAGED VOLATILITY.......  1.65%          B          $10.63        125
AXA INTERNATIONAL MANAGED VOLATILITY.......  1.65%          B          $10.68      2,746
AXA INTERNATIONAL MANAGED VOLATILITY.......  1.70%          B          $10.62         97
AXA INTERNATIONAL MANAGED VOLATILITY.......  1.70%          B          $10.65        148

AXA INTERNATIONAL VALUE MANAGED VOLATILITY.  1.30%          A          $10.81        247
AXA INTERNATIONAL VALUE MANAGED VOLATILITY.  1.55%          A          $10.67         42
AXA INTERNATIONAL VALUE MANAGED VOLATILITY.  1.65%          A          $10.62         77

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                                   UNITS
                                            CONTRACT                            OUTSTANDING
                                            CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                            -------- --------------- ---------- -----------
AXA INTERNATIONAL VALUE MANAGED VOLATILITY.  1.70%          A          $10.59           9

AXA LARGE CAP CORE MANAGED VOLATILITY......  1.30%          B          $18.72         183
AXA LARGE CAP CORE MANAGED VOLATILITY......  1.55%          B          $13.95         143
AXA LARGE CAP CORE MANAGED VOLATILITY......  1.65%          B          $18.03         105
AXA LARGE CAP CORE MANAGED VOLATILITY......  1.70%          B          $13.62          33

AXA LARGE CAP GROWTH MANAGED VOLATILITY....  1.30%          A          $18.21         185
AXA LARGE CAP GROWTH MANAGED VOLATILITY....  1.55%          A          $17.98          10
AXA LARGE CAP GROWTH MANAGED VOLATILITY....  1.65%          A          $17.88          61
AXA LARGE CAP GROWTH MANAGED VOLATILITY....  1.70%          A          $17.84          33
AXA LARGE CAP GROWTH MANAGED VOLATILITY....  1.30%          B          $21.26         267
AXA LARGE CAP GROWTH MANAGED VOLATILITY....  1.55%          B          $23.72         202
AXA LARGE CAP GROWTH MANAGED VOLATILITY....  1.65%          B          $20.49         173
AXA LARGE CAP GROWTH MANAGED VOLATILITY....  1.70%          B          $23.09          78

AXA LARGE CAP VALUE MANAGED VOLATILITY.....  1.30%          A          $17.75         240
AXA LARGE CAP VALUE MANAGED VOLATILITY.....  1.55%          A          $17.52          32
AXA LARGE CAP VALUE MANAGED VOLATILITY.....  1.65%          A          $17.43          53
AXA LARGE CAP VALUE MANAGED VOLATILITY.....  1.70%          A          $17.39          24
AXA LARGE CAP VALUE MANAGED VOLATILITY.....  1.30%          B          $16.47         326
AXA LARGE CAP VALUE MANAGED VOLATILITY.....  1.55%          B          $18.67         116
AXA LARGE CAP VALUE MANAGED VOLATILITY.....  1.65%          B          $15.87         296
AXA LARGE CAP VALUE MANAGED VOLATILITY.....  1.70%          B          $18.19          67

AXA MID CAP VALUE MANAGED VOLATILITY.......  1.30%          A          $19.19         100
AXA MID CAP VALUE MANAGED VOLATILITY.......  1.55%          A          $18.94          15
AXA MID CAP VALUE MANAGED VOLATILITY.......  1.65%          A          $18.84          42
AXA MID CAP VALUE MANAGED VOLATILITY.......  1.70%          A          $18.79          15
AXA MID CAP VALUE MANAGED VOLATILITY.......  1.30%          B          $22.08         142
AXA MID CAP VALUE MANAGED VOLATILITY.......  1.55%          B          $23.82          52
AXA MID CAP VALUE MANAGED VOLATILITY.......  1.65%          B          $21.29         103
AXA MID CAP VALUE MANAGED VOLATILITY.......  1.70%          B          $23.19          25

AXA MODERATE ALLOCATION....................  1.30%          A          $12.93       4,693
AXA MODERATE ALLOCATION....................  1.55%          A          $12.76         469
AXA MODERATE ALLOCATION....................  1.65%          A          $12.70         758
AXA MODERATE ALLOCATION....................  1.70%          A          $12.66         480
AXA MODERATE ALLOCATION....................  1.20%          B          $10.30         103
AXA MODERATE ALLOCATION....................  1.25%          B          $10.30         540

AXA MODERATE GROWTH STRATEGY...............  0.65%          B          $12.81          15
AXA MODERATE GROWTH STRATEGY...............  1.30%          B          $13.71     202,854
AXA MODERATE GROWTH STRATEGY...............  1.30%          B          $15.87      24,682
AXA MODERATE GROWTH STRATEGY...............  1.55%          B          $13.53      31,930
AXA MODERATE GROWTH STRATEGY...............  1.55%          B          $15.65       3,742
AXA MODERATE GROWTH STRATEGY...............  1.65%          B          $13.46      58,408
AXA MODERATE GROWTH STRATEGY...............  1.65%          B          $15.56       8,617
AXA MODERATE GROWTH STRATEGY...............  1.70%          B          $13.42      25,325
AXA MODERATE GROWTH STRATEGY...............  1.70%          B          $15.51       2,048

AXA MODERATE-PLUS ALLOCATION...............  1.30%          A          $14.06       2,195
AXA MODERATE-PLUS ALLOCATION...............  1.55%          A          $13.88         331
AXA MODERATE-PLUS ALLOCATION...............  1.65%          A          $13.81         336
AXA MODERATE-PLUS ALLOCATION...............  1.70%          A          $13.77          80
AXA MODERATE-PLUS ALLOCATION...............  1.20%          B          $10.47         154

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                                             UNITS
                                                      CONTRACT                            OUTSTANDING
                                                      CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                      -------- --------------- ---------- -----------
AXA MODERATE-PLUS ALLOCATION.........................  1.25%          B          $10.46       440

AXA SMARTBETA EQUITY.................................  1.20%          B          $10.86        18
AXA SMARTBETA EQUITY.................................  1.25%          B          $10.85        12

AXA ULTRA CONSERVATIVE STRATEGY......................  1.30%          B          $10.23       155
AXA ULTRA CONSERVATIVE STRATEGY......................  1.55%          B          $10.14         7
AXA ULTRA CONSERVATIVE STRATEGY......................  1.65%          B          $10.11        33
AXA ULTRA CONSERVATIVE STRATEGY......................  1.70%          B          $10.09        61

AXA/FRANKLIN BALANCED MANAGED VOLATILITY.............  1.30%          A          $14.60       191
AXA/FRANKLIN BALANCED MANAGED VOLATILITY.............  1.55%          A          $14.41        23
AXA/FRANKLIN BALANCED MANAGED VOLATILITY.............  1.65%          A          $14.34        43
AXA/FRANKLIN BALANCED MANAGED VOLATILITY.............  1.70%          A          $14.30        11
AXA/FRANKLIN BALANCED MANAGED VOLATILITY.............  1.30%          B          $12.87       220
AXA/FRANKLIN BALANCED MANAGED VOLATILITY.............  1.55%          B          $12.60        76
AXA/FRANKLIN BALANCED MANAGED VOLATILITY.............  1.65%          B          $12.49       137
AXA/FRANKLIN BALANCED MANAGED VOLATILITY.............  1.70%          B          $12.44        12

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY......  1.30%          A          $18.24       109
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY......  1.55%          A          $18.00        19
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY......  1.65%          A          $17.91        40
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY......  1.70%          A          $17.86         3
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY......  1.30%          B          $13.94       218
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY......  1.55%          B          $13.64        70
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY......  1.65%          B          $13.53       256
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY......  1.70%          B          $13.47        59

AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY.  1.30%          A          $15.16       242
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY.  1.55%          A          $14.96        21
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY.  1.65%          A          $14.88       107
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY.  1.70%          A          $14.84        61
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY.  1.30%          B          $11.08       261
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY.  1.55%          B          $10.87        89
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY.  1.65%          B          $10.79       137
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY.  1.70%          B          $10.74        17

AXA/LOOMIS SAYLES GROWTH.............................  1.30%          A          $16.63       561
AXA/LOOMIS SAYLES GROWTH.............................  1.55%          A          $16.42        72
AXA/LOOMIS SAYLES GROWTH.............................  1.65%          A          $16.33       141
AXA/LOOMIS SAYLES GROWTH.............................  1.70%          A          $16.29        59
AXA/LOOMIS SAYLES GROWTH.............................  1.20%          B          $11.16        11
AXA/LOOMIS SAYLES GROWTH.............................  1.25%          B          $11.16        36
AXA/LOOMIS SAYLES GROWTH.............................  1.30%          B          $15.90        56
AXA/LOOMIS SAYLES GROWTH.............................  1.55%          B          $15.76        33
AXA/LOOMIS SAYLES GROWTH.............................  1.65%          B          $15.71        42
AXA/LOOMIS SAYLES GROWTH.............................  1.70%          B          $15.69         1

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY.......  1.30%          A          $16.70        41
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY.......  1.55%          A          $16.48         7
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY.......  1.65%          A          $16.39        26
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY.......  1.70%          A          $16.35         2
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY.......  1.30%          B          $13.15        98
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY.......  1.55%          B          $12.88        13
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY.......  1.65%          B          $12.77        73
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY.......  1.70%          B          $12.72        17

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                                       UNITS
                                                CONTRACT                            OUTSTANDING
                                                CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                -------- --------------- ---------- -----------

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY.  1.30%          A          $14.52        143
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY.  1.55%          A          $14.34         40
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY.  1.65%          A          $14.26         79
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY.  1.70%          A          $14.22          1
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY.  0.30%          B          $10.37         --
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY.  1.20%          B          $10.26         32
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY.  1.25%          B          $10.26         63
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY.  1.30%          B          $11.54        307
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY.  1.55%          B          $11.30        349
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY.  1.65%          B          $11.21        454
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY.  1.70%          B          $11.16         27

BLACKROCK GLOBAL ALLOCATION V.I. FUND..........  0.30%      CLASS III      $10.39          1
BLACKROCK GLOBAL ALLOCATION V.I. FUND..........  0.65%      CLASS III      $12.09         --
BLACKROCK GLOBAL ALLOCATION V.I. FUND..........  1.20%      CLASS III      $10.28        503
BLACKROCK GLOBAL ALLOCATION V.I. FUND..........  1.25%      CLASS III      $10.27        527
BLACKROCK GLOBAL ALLOCATION V.I. FUND..........  1.30%      CLASS III      $12.87      3,721
BLACKROCK GLOBAL ALLOCATION V.I. FUND..........  1.55%      CLASS III      $12.71        240
BLACKROCK GLOBAL ALLOCATION V.I. FUND..........  1.65%      CLASS III      $12.64      1,100
BLACKROCK GLOBAL ALLOCATION V.I. FUND..........  1.70%      CLASS III      $12.61        604

BLACKROCK GLOBAL OPPORTUNITIES V.I. FUND.......  0.30%      CLASS III      $ 9.98         11
BLACKROCK GLOBAL OPPORTUNITIES V.I. FUND.......  1.20%      CLASS III      $ 9.87         47
BLACKROCK GLOBAL OPPORTUNITIES V.I. FUND.......  1.25%      CLASS III      $ 9.86         86

BLACKROCK LARGE CAP GROWTH V.I. FUND...........  0.65%      CLASS III      $18.10         --
BLACKROCK LARGE CAP GROWTH V.I. FUND...........  1.30%      CLASS III      $19.80        900
BLACKROCK LARGE CAP GROWTH V.I. FUND...........  1.55%      CLASS III      $19.54         86
BLACKROCK LARGE CAP GROWTH V.I. FUND...........  1.65%      CLASS III      $19.44        157
BLACKROCK LARGE CAP GROWTH V.I. FUND...........  1.70%      CLASS III      $19.39        121

CHARTER/SM/ AGGRESSIVE GROWTH..................  1.20%          B          $10.16        211
CHARTER/SM/ AGGRESSIVE GROWTH..................  1.25%          B          $10.15         91

CHARTER/SM/ ALTERNATIVE 100 CONSERVATIVE PLUS..  1.20%          B          $ 9.93         67
CHARTER/SM/ ALTERNATIVE 100 CONSERVATIVE PLUS..  1.25%          B          $ 9.92        122

CHARTER/SM/ ALTERNATIVE 100 GROWTH.............  1.20%          B          $ 9.50        104
CHARTER/SM/ ALTERNATIVE 100 GROWTH.............  1.25%          B          $ 9.49         89

CHARTER/SM/ ALTERNATIVE 100 MODERATE...........  1.20%          B          $ 9.75        140
CHARTER/SM/ ALTERNATIVE 100 MODERATE...........  1.25%          B          $ 9.74        248

CHARTER/SM/ CONSERVATIVE.......................  1.20%          B          $10.08        344
CHARTER/SM/ CONSERVATIVE.......................  1.25%          B          $10.07        601

CHARTER/SM/ EQUITY.............................  1.20%          B          $10.45         34
CHARTER/SM/ EQUITY.............................  1.25%          B          $10.44         76

CHARTER/SM/ FIXED INCOME.......................  1.20%          B          $ 9.98         14
CHARTER/SM/ FIXED INCOME.......................  1.25%          B          $ 9.97         98

CHARTER/SM/ GROWTH.............................  1.20%          B          $10.17        572
CHARTER/SM/ GROWTH.............................  1.25%          B          $10.16        432

CHARTER/SM/ INCOME STRATEGIES..................  1.20%          B          $10.30        110
CHARTER/SM/ INCOME STRATEGIES..................  1.25%          B          $10.29        132

CHARTER/SM/ INTEREST RATE STRATEGIES...........  1.20%          B          $10.11        116
CHARTER/SM/ INTEREST RATE STRATEGIES...........  1.25%          B          $10.10        328

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                                               UNITS
                                                        CONTRACT                            OUTSTANDING
                                                        CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                        -------- --------------- ---------- -----------

CHARTER/SM/ INTERNATIONAL CONSERVATIVE.................  1.20%          B          $ 9.72         8
CHARTER/SM/ INTERNATIONAL CONSERVATIVE.................  1.25%          B          $ 9.71        37

CHARTER/SM/ INTERNATIONAL GROWTH.......................  1.20%          B          $ 9.82        40
CHARTER/SM/ INTERNATIONAL GROWTH.......................  1.25%          B          $ 9.82        19

CHARTER/SM/ INTERNATIONAL MODERATE.....................  1.20%          B          $ 9.75        50
CHARTER/SM/ INTERNATIONAL MODERATE.....................  1.25%          B          $ 9.74        34

CHARTER/SM/ MODERATE...................................  1.20%          B          $10.12       444
CHARTER/SM/ MODERATE...................................  1.25%          B          $10.11       903

CHARTER/SM/ MODERATE GROWTH............................  1.20%          B          $10.18       429
CHARTER/SM/ MODERATE GROWTH............................  1.25%          B          $10.17       421

CHARTER/SM/ MULTI-SECTOR BOND..........................  1.30%          B          $11.60       127
CHARTER/SM/ MULTI-SECTOR BOND..........................  1.55%          B          $28.52        12
CHARTER/SM/ MULTI-SECTOR BOND..........................  1.65%          B          $11.25        63
CHARTER/SM/ MULTI-SECTOR BOND..........................  1.70%          B          $27.33         7

CHARTER/SM/ REAL ASSETS................................  1.20%          B          $ 9.58        74
CHARTER/SM/ REAL ASSETS................................  1.25%          B          $ 9.58        17

CHARTER/SM/ SMALL CAP GROWTH...........................  0.30%          B          $10.27         9
CHARTER/SM/ SMALL CAP GROWTH...........................  1.20%          B          $10.16        16
CHARTER/SM/ SMALL CAP GROWTH...........................  1.25%          B          $10.16        21
CHARTER/SM/ SMALL CAP GROWTH...........................  1.30%          B          $ 6.38       421
CHARTER/SM/ SMALL CAP GROWTH...........................  1.55%          B          $10.63       186
CHARTER/SM/ SMALL CAP GROWTH...........................  1.65%          B          $10.46       208
CHARTER/SM/ SMALL CAP GROWTH...........................  1.70%          B          $10.38        31

CHARTER/SM/ SMALL CAP VALUE............................  1.20%          B          $ 9.81        17
CHARTER/SM/ SMALL CAP VALUE............................  1.25%          B          $ 9.80       124
CHARTER/SM/ SMALL CAP VALUE............................  1.30%          B          $17.06       242
CHARTER/SM/ SMALL CAP VALUE............................  1.55%          B          $21.62       117
CHARTER/SM/ SMALL CAP VALUE............................  1.65%          B          $16.44       179
CHARTER/SM/ SMALL CAP VALUE............................  1.70%          B          $21.07        52

CLEARBRIDGE VARIABLE AGGRESSIVE GROWTH PORTFOLIO.......  1.20%      CLASS II       $10.64       185
CLEARBRIDGE VARIABLE AGGRESSIVE GROWTH PORTFOLIO.......  1.25%      CLASS II       $10.63        85
CLEARBRIDGE VARIABLE AGGRESSIVE GROWTH PORTFOLIO.......  1.30%      CLASS II       $10.63       641
CLEARBRIDGE VARIABLE AGGRESSIVE GROWTH PORTFOLIO.......  1.65%      CLASS II       $10.61        27
CLEARBRIDGE VARIABLE AGGRESSIVE GROWTH PORTFOLIO.......  1.70%      CLASS II       $10.61       134

CLEARBRIDGE VARIABLE EQUITY INCOME PORTFOLIO...........  1.20%      CLASS II       $10.59        51
CLEARBRIDGE VARIABLE EQUITY INCOME PORTFOLIO...........  1.25%      CLASS II       $10.59        47
CLEARBRIDGE VARIABLE EQUITY INCOME PORTFOLIO...........  1.30%      CLASS II       $10.59       160
CLEARBRIDGE VARIABLE EQUITY INCOME PORTFOLIO...........  1.65%      CLASS II       $10.57         2
CLEARBRIDGE VARIABLE EQUITY INCOME PORTFOLIO...........  1.70%      CLASS II       $10.56        26

DELAWARE VIP(R) DIVERSIFIED INCOME SERIES..............  1.20%    SERVICE CLASS    $10.31       292
DELAWARE VIP(R) DIVERSIFIED INCOME SERIES..............  1.25%    SERVICE CLASS    $10.31       296

DELAWARE VIP(R) EMERGING MARKETS SERIES................  1.20%    SERVICE CLASS    $ 8.88        32
DELAWARE VIP(R) EMERGING MARKETS SERIES................  1.25%    SERVICE CLASS    $ 8.88        28

DELAWARE VIP(R) LIMITED-TERM DIVERSIFIED INCOME SERIES.  1.20%    SERVICE CLASS    $10.02        44
DELAWARE VIP(R) LIMITED-TERM DIVERSIFIED INCOME SERIES.  1.25%    SERVICE CLASS    $10.01       385

EATON VANCE VT FLOATING-RATE INCOME FUND...............  1.20%    INITIAL CLASS    $10.00       184
EATON VANCE VT FLOATING-RATE INCOME FUND...............  1.25%    INITIAL CLASS    $ 9.99       382

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                                            UNITS
                                                     CONTRACT                            OUTSTANDING
                                                     CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                     -------- --------------- ---------- -----------

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES......  0.65%          B          $12.30          --
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES......  1.20%          B          $10.53         214
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES......  1.25%          B          $10.52         155
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES......  1.30%          B          $11.45       2,698
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES......  1.30%          B          $12.00     103,758
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES......  1.55%          B          $11.88       9,160
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES......  1.65%          B          $11.37         480
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES......  1.65%          B          $11.83      29,589
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES......  1.70%          B          $11.36         714
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES......  1.70%          B          $11.81      23,726

EQ/ALLIANCEBERNSTEIN SHORT DURATION GOVERNMENT BOND.  1.20%          B          $ 9.80          11
EQ/ALLIANCEBERNSTEIN SHORT DURATION GOVERNMENT BOND.  1.25%          B          $ 9.79          46

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH...............  0.65%          A          $17.29           1
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH...............  1.30%          A          $22.11         739
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH...............  1.55%          A          $21.83          82
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH...............  1.65%          A          $21.71         203
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH...............  1.70%          A          $21.66         162
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH...............  1.20%          B          $10.58          98
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH...............  1.25%          B          $10.58         119
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH...............  1.30%          B          $24.70         197
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH...............  1.55%          B          $30.17         121
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH...............  1.65%          B          $23.81         180
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH...............  1.70%          B          $29.37          26

EQ/BLACKROCK BASIC VALUE EQUITY.....................  0.65%          A          $17.01           2
EQ/BLACKROCK BASIC VALUE EQUITY.....................  1.30%          A          $18.22       3,867
EQ/BLACKROCK BASIC VALUE EQUITY.....................  1.55%          A          $17.99         368
EQ/BLACKROCK BASIC VALUE EQUITY.....................  1.65%          A          $17.89       1,091
EQ/BLACKROCK BASIC VALUE EQUITY.....................  1.70%          A          $17.85         616
EQ/BLACKROCK BASIC VALUE EQUITY.....................  1.20%          B          $11.31         272
EQ/BLACKROCK BASIC VALUE EQUITY.....................  1.25%          B          $11.30         343

EQ/BOSTON ADVISORS EQUITY INCOME....................  1.30%          A          $18.56         682
EQ/BOSTON ADVISORS EQUITY INCOME....................  1.55%          A          $18.32          64
EQ/BOSTON ADVISORS EQUITY INCOME....................  1.65%          A          $18.23         209
EQ/BOSTON ADVISORS EQUITY INCOME....................  1.70%          A          $18.18         102
EQ/BOSTON ADVISORS EQUITY INCOME....................  1.20%          B          $11.26          35
EQ/BOSTON ADVISORS EQUITY INCOME....................  1.25%          B          $11.25          60
EQ/BOSTON ADVISORS EQUITY INCOME....................  1.30%          B          $ 3.80         677
EQ/BOSTON ADVISORS EQUITY INCOME....................  1.55%          B          $ 8.95         169
EQ/BOSTON ADVISORS EQUITY INCOME....................  1.65%          B          $ 8.81         331
EQ/BOSTON ADVISORS EQUITY INCOME....................  1.70%          B          $ 8.73          31

EQ/CALVERT SOCIALLY RESPONSIBLE.....................  1.20%          B          $11.75           9
EQ/CALVERT SOCIALLY RESPONSIBLE.....................  1.25%          B          $11.74          20
EQ/CALVERT SOCIALLY RESPONSIBLE.....................  1.30%          B          $17.38          31
EQ/CALVERT SOCIALLY RESPONSIBLE.....................  1.55%          B          $12.70          22
EQ/CALVERT SOCIALLY RESPONSIBLE.....................  1.65%          B          $16.73          11
EQ/CALVERT SOCIALLY RESPONSIBLE.....................  1.70%          B          $12.41           2

EQ/CAPITAL GUARDIAN RESEARCH........................  1.30%          A          $20.19         274
EQ/CAPITAL GUARDIAN RESEARCH........................  1.55%          A          $19.93          34
EQ/CAPITAL GUARDIAN RESEARCH........................  1.65%          A          $19.83         115

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                          UNITS
                                   CONTRACT                            OUTSTANDING
                                   CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                   -------- --------------- ---------- -----------
EQ/CAPITAL GUARDIAN RESEARCH......  1.70%          A          $19.78        135
EQ/CAPITAL GUARDIAN RESEARCH......  1.30%          B          $20.29        102
EQ/CAPITAL GUARDIAN RESEARCH......  1.55%          B          $18.86         29
EQ/CAPITAL GUARDIAN RESEARCH......  1.65%          B          $19.53         96
EQ/CAPITAL GUARDIAN RESEARCH......  1.70%          B          $18.41         27

EQ/COMMON STOCK INDEX.............  1.30%          A          $19.43        630
EQ/COMMON STOCK INDEX.............  1.55%          A          $19.17         64
EQ/COMMON STOCK INDEX.............  1.65%          A          $19.07        128
EQ/COMMON STOCK INDEX.............  1.70%          A          $19.03        107
EQ/COMMON STOCK INDEX.............  1.20%          B          $11.54        108
EQ/COMMON STOCK INDEX.............  1.25%          B          $11.53         69

EQ/CONVERTIBLE SECURITIES.........  1.20%          B          $11.00         27
EQ/CONVERTIBLE SECURITIES.........  1.25%          B          $10.99        201

EQ/CORE BOND INDEX................  0.65%          B          $10.36         13
EQ/CORE BOND INDEX................  1.20%          B          $10.02         95
EQ/CORE BOND INDEX................  1.25%          B          $10.01        126
EQ/CORE BOND INDEX................  1.30%          B          $10.70     14,262
EQ/CORE BOND INDEX................  1.30%          B          $10.85      1,432
EQ/CORE BOND INDEX................  1.55%          B          $10.57      5,106
EQ/CORE BOND INDEX................  1.55%          B          $13.80        676
EQ/CORE BOND INDEX................  1.65%          B          $10.45      1,374
EQ/CORE BOND INDEX................  1.65%          B          $10.51      6,457
EQ/CORE BOND INDEX................  1.70%          B          $10.48        505
EQ/CORE BOND INDEX................  1.70%          B          $13.45        169

EQ/EMERGING MARKETS EQUITY PLUS...  1.20%          B          $ 9.28          4
EQ/EMERGING MARKETS EQUITY PLUS...  1.25%          B          $ 9.27         42
EQ/EMERGING MARKETS EQUITY PLUS...  1.30%          B          $ 8.92        135
EQ/EMERGING MARKETS EQUITY PLUS...  1.65%          B          $ 8.87         26
EQ/EMERGING MARKETS EQUITY PLUS...  1.70%          B          $ 8.86         76

EQ/ENERGY ETF.....................  1.20%          B          $ 8.40         42
EQ/ENERGY ETF.....................  1.25%          B          $ 8.40         41

EQ/EQUITY 500 INDEX...............  1.30%          A          $19.20      2,626
EQ/EQUITY 500 INDEX...............  1.55%          A          $18.96        318
EQ/EQUITY 500 INDEX...............  1.65%          A          $18.86        953
EQ/EQUITY 500 INDEX...............  1.70%          A          $18.81      1,173
EQ/EQUITY 500 INDEX...............  1.20%          B          $11.66        443
EQ/EQUITY 500 INDEX...............  1.25%          B          $11.65        654

EQ/GAMCO MERGERS AND ACQUISITIONS.  1.30%          A          $12.64        459
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.55%          A          $12.48         42
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.65%          A          $12.42        172
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.70%          A          $12.38        154
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.20%          B          $10.14         54
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.25%          B          $10.14         92

EQ/GAMCO SMALL COMPANY VALUE......  0.65%          A          $16.95         --
EQ/GAMCO SMALL COMPANY VALUE......  1.30%          A          $21.56      4,915
EQ/GAMCO SMALL COMPANY VALUE......  1.55%          A          $21.28        604
EQ/GAMCO SMALL COMPANY VALUE......  1.65%          A          $21.17      1,451
EQ/GAMCO SMALL COMPANY VALUE......  1.70%          A          $21.11        839
EQ/GAMCO SMALL COMPANY VALUE......  1.20%          B          $10.70        434

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                        UNITS
                                 CONTRACT                            OUTSTANDING
                                 CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                 -------- --------------- ---------- -----------
EQ/GAMCO SMALL COMPANY VALUE....  1.25%          B          $10.70        518

EQ/GLOBAL BOND PLUS.............  0.65%          A          $10.06          1
EQ/GLOBAL BOND PLUS.............  1.30%          A          $10.50        395
EQ/GLOBAL BOND PLUS.............  1.55%          A          $10.36         49
EQ/GLOBAL BOND PLUS.............  1.65%          A          $10.31        112
EQ/GLOBAL BOND PLUS.............  1.70%          A          $10.28         64
EQ/GLOBAL BOND PLUS.............  1.30%          B          $12.04        170
EQ/GLOBAL BOND PLUS.............  1.55%          B          $11.77        143
EQ/GLOBAL BOND PLUS.............  1.65%          B          $11.66        123
EQ/GLOBAL BOND PLUS.............  1.70%          B          $11.60          9

EQ/HIGH YIELD BOND..............  1.20%          B          $10.14         63
EQ/HIGH YIELD BOND..............  1.25%          B          $10.13         42
EQ/HIGH YIELD BOND..............  1.30%          B          $10.59        308
EQ/HIGH YIELD BOND..............  1.55%          B          $10.15          1
EQ/HIGH YIELD BOND..............  1.65%          B          $10.52         43
EQ/HIGH YIELD BOND..............  1.70%          B          $10.51         76

EQ/INTERMEDIATE GOVERNMENT BOND.  0.65%          B          $10.07          1
EQ/INTERMEDIATE GOVERNMENT BOND.  1.20%          B          $ 9.94         20
EQ/INTERMEDIATE GOVERNMENT BOND.  1.25%          B          $ 9.93         14
EQ/INTERMEDIATE GOVERNMENT BOND.  1.30%          B          $10.25      6,321
EQ/INTERMEDIATE GOVERNMENT BOND.  1.30%          B          $11.07        717
EQ/INTERMEDIATE GOVERNMENT BOND.  1.55%          B          $10.12      2,208
EQ/INTERMEDIATE GOVERNMENT BOND.  1.55%          B          $19.39        219
EQ/INTERMEDIATE GOVERNMENT BOND.  1.65%          B          $10.07      2,521
EQ/INTERMEDIATE GOVERNMENT BOND.  1.65%          B          $10.71        263
EQ/INTERMEDIATE GOVERNMENT BOND.  1.70%          B          $10.04        227
EQ/INTERMEDIATE GOVERNMENT BOND.  1.70%          B          $18.70         27

EQ/INTERNATIONAL EQUITY INDEX...  0.65%          A          $11.05         --
EQ/INTERNATIONAL EQUITY INDEX...  1.30%          A          $11.43        614
EQ/INTERNATIONAL EQUITY INDEX...  1.55%          A          $11.29         67
EQ/INTERNATIONAL EQUITY INDEX...  1.65%          A          $11.23        171
EQ/INTERNATIONAL EQUITY INDEX...  1.70%          A          $11.20        510
EQ/INTERNATIONAL EQUITY INDEX...  1.20%          B          $ 9.31        157
EQ/INTERNATIONAL EQUITY INDEX...  1.25%          B          $ 9.30        343

EQ/INTERNATIONAL ETF............  1.30%          A          $11.61        239
EQ/INTERNATIONAL ETF............  1.55%          A          $11.46         24
EQ/INTERNATIONAL ETF............  1.65%          A          $11.40         76
EQ/INTERNATIONAL ETF............  1.70%          A          $11.38         15

EQ/INVESCO COMSTOCK.............  0.65%          A          $17.23         --
EQ/INVESCO COMSTOCK.............  1.30%          A          $18.91        827
EQ/INVESCO COMSTOCK.............  1.55%          A          $18.67         88
EQ/INVESCO COMSTOCK.............  1.65%          A          $18.57        357
EQ/INVESCO COMSTOCK.............  1.70%          A          $18.52        112
EQ/INVESCO COMSTOCK.............  1.30%          B          $16.68        280
EQ/INVESCO COMSTOCK.............  1.55%          B          $16.28         75
EQ/INVESCO COMSTOCK.............  1.65%          B          $16.12        204
EQ/INVESCO COMSTOCK.............  1.70%          B          $16.04         53

EQ/JPMORGAN VALUE OPPORTUNITIES.  0.65%          A          $17.41         --
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.30%          A          $18.54        238

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                        UNITS
                                 CONTRACT                            OUTSTANDING
                                 CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                 -------- --------------- ---------- -----------
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.55%          A          $18.30         61
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.65%          A          $18.20         49
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.70%          A          $18.16         17
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.30%          B          $19.85         69
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.55%          B          $21.00         32
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.65%          B          $19.13         42
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.70%          B          $20.44         13

EQ/LARGE CAP GROWTH INDEX.......  1.30%          A          $19.80        654
EQ/LARGE CAP GROWTH INDEX.......  1.55%          A          $19.55         87
EQ/LARGE CAP GROWTH INDEX.......  1.65%          A          $19.45        126
EQ/LARGE CAP GROWTH INDEX.......  1.70%          A          $19.39        126
EQ/LARGE CAP GROWTH INDEX.......  1.20%          B          $11.60         70
EQ/LARGE CAP GROWTH INDEX.......  1.25%          B          $11.59        208

EQ/LARGE CAP VALUE INDEX........  1.30%          A          $19.03        445
EQ/LARGE CAP VALUE INDEX........  1.55%          A          $18.79         42
EQ/LARGE CAP VALUE INDEX........  1.65%          A          $18.69         85
EQ/LARGE CAP VALUE INDEX........  1.70%          A          $18.64        338
EQ/LARGE CAP VALUE INDEX........  1.20%          B          $11.58         78
EQ/LARGE CAP VALUE INDEX........  1.25%          B          $11.58         73

EQ/LOW VOLATILITY GLOBAL ETF....  1.20%          B          $10.66         38
EQ/LOW VOLATILITY GLOBAL ETF....  1.25%          B          $10.65         37

EQ/MFS INTERNATIONAL GROWTH.....  1.30%          A          $12.71        797
EQ/MFS INTERNATIONAL GROWTH.....  1.55%          A          $12.55         77
EQ/MFS INTERNATIONAL GROWTH.....  1.65%          A          $12.48        311
EQ/MFS INTERNATIONAL GROWTH.....  1.70%          A          $12.45        170
EQ/MFS INTERNATIONAL GROWTH.....  1.20%          B          $ 9.40         77
EQ/MFS INTERNATIONAL GROWTH.....  1.25%          B          $ 9.39         82
EQ/MFS INTERNATIONAL GROWTH.....  1.30%          B          $ 7.20        337
EQ/MFS INTERNATIONAL GROWTH.....  1.55%          B          $15.83        125
EQ/MFS INTERNATIONAL GROWTH.....  1.65%          B          $15.68        157
EQ/MFS INTERNATIONAL GROWTH.....  1.70%          B          $15.60         31

EQ/MID CAP INDEX................  1.30%          A          $20.54        873
EQ/MID CAP INDEX................  1.55%          A          $20.27         88
EQ/MID CAP INDEX................  1.65%          A          $20.17        325
EQ/MID CAP INDEX................  1.70%          A          $20.11        386
EQ/MID CAP INDEX................  1.20%          B          $11.12        173
EQ/MID CAP INDEX................  1.25%          B          $11.11        386

EQ/MONEY MARKET.................  0.65%          A          $ 9.73          5
EQ/MONEY MARKET.................  1.30%          A          $ 9.36      2,305
EQ/MONEY MARKET.................  1.55%          A          $ 9.24        498
EQ/MONEY MARKET.................  1.65%          A          $ 9.19        757
EQ/MONEY MARKET.................  1.65%          A          $ 9.69      1,695
EQ/MONEY MARKET.................  1.70%          A          $ 9.17        577
EQ/MONEY MARKET.................  0.30%          B          $ 9.96          7
EQ/MONEY MARKET.................  1.20%          B          $ 9.86      1,730
EQ/MONEY MARKET.................  1.25%          B          $ 9.85      2,570
EQ/MONEY MARKET.................  1.30%          B          $ 9.86        629
EQ/MONEY MARKET.................  1.55%          B          $26.35         99
EQ/MONEY MARKET.................  1.65%          B          $ 9.59        469

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                         UNITS
                                  CONTRACT                            OUTSTANDING
                                  CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                  -------- --------------- ---------- -----------
EQ/MONEY MARKET..................  1.65%          B          $ 9.69        299
EQ/MONEY MARKET..................  1.70%          B          $25.04         76

EQ/MORGAN STANLEY MID CAP GROWTH.  0.65%          A          $14.09          1
EQ/MORGAN STANLEY MID CAP GROWTH.  1.30%          A          $17.56      1,315
EQ/MORGAN STANLEY MID CAP GROWTH.  1.55%          A          $17.33        253
EQ/MORGAN STANLEY MID CAP GROWTH.  1.65%          A          $17.24        449
EQ/MORGAN STANLEY MID CAP GROWTH.  1.70%          A          $17.20        175
EQ/MORGAN STANLEY MID CAP GROWTH.  1.20%          B          $10.46         90
EQ/MORGAN STANLEY MID CAP GROWTH.  1.25%          B          $10.45         93
EQ/MORGAN STANLEY MID CAP GROWTH.  1.30%          B          $22.24        210
EQ/MORGAN STANLEY MID CAP GROWTH.  1.55%          B          $21.70        171
EQ/MORGAN STANLEY MID CAP GROWTH.  1.65%          B          $21.49        170
EQ/MORGAN STANLEY MID CAP GROWTH.  1.70%          B          $21.38         36

EQ/NATURAL RESOURCES PLUS........  1.20%          B          $ 8.65         21
EQ/NATURAL RESOURCES PLUS........  1.25%          B          $ 8.65         28
EQ/NATURAL RESOURCES PLUS........  1.30%          B          $ 8.89         85
EQ/NATURAL RESOURCES PLUS........  1.55%          B          $ 9.08          1
EQ/NATURAL RESOURCES PLUS........  1.65%          B          $ 8.84          9
EQ/NATURAL RESOURCES PLUS........  1.70%          B          $ 8.83         13

EQ/OPPENHEIMER GLOBAL............  1.30%          A          $15.62      1,226
EQ/OPPENHEIMER GLOBAL............  1.55%          A          $15.42        105
EQ/OPPENHEIMER GLOBAL............  1.65%          A          $15.34        440
EQ/OPPENHEIMER GLOBAL............  1.70%          A          $15.30        284
EQ/OPPENHEIMER GLOBAL............  0.30%          B          $10.50         --
EQ/OPPENHEIMER GLOBAL............  1.20%          B          $10.39         68
EQ/OPPENHEIMER GLOBAL............  1.25%          B          $10.38         91
EQ/OPPENHEIMER GLOBAL............  1.30%          B          $14.14        216
EQ/OPPENHEIMER GLOBAL............  1.55%          B          $13.84         68
EQ/OPPENHEIMER GLOBAL............  1.65%          B          $13.72        131
EQ/OPPENHEIMER GLOBAL............  1.70%          B          $13.67         59

EQ/PIMCO GLOBAL REAL RETURN......  1.20%          B          $10.31         59
EQ/PIMCO GLOBAL REAL RETURN......  1.25%          B          $10.31         60
EQ/PIMCO GLOBAL REAL RETURN......  1.30%          B          $ 9.95        236
EQ/PIMCO GLOBAL REAL RETURN......  1.55%          B          $ 9.62          5
EQ/PIMCO GLOBAL REAL RETURN......  1.65%          B          $ 9.89         32
EQ/PIMCO GLOBAL REAL RETURN......  1.70%          B          $ 9.88         63

EQ/PIMCO ULTRA SHORT BOND........  1.30%          A          $ 9.60      1,378
EQ/PIMCO ULTRA SHORT BOND........  1.55%          A          $ 9.47        152
EQ/PIMCO ULTRA SHORT BOND........  1.65%          A          $ 9.42        416
EQ/PIMCO ULTRA SHORT BOND........  1.70%          A          $ 9.40        394
EQ/PIMCO ULTRA SHORT BOND........  1.20%          B          $ 9.84         88
EQ/PIMCO ULTRA SHORT BOND........  1.25%          B          $ 9.84        108
EQ/PIMCO ULTRA SHORT BOND........  1.30%          B          $ 9.13        105
EQ/PIMCO ULTRA SHORT BOND........  1.55%          B          $10.21         19
EQ/PIMCO ULTRA SHORT BOND........  1.65%          B          $10.11         60
EQ/PIMCO ULTRA SHORT BOND........  1.70%          B          $10.06          9

EQ/QUALITY BOND PLUS.............  1.30%          B          $11.11      1,058
EQ/QUALITY BOND PLUS.............  1.55%          B          $16.19        352
EQ/QUALITY BOND PLUS.............  1.65%          B          $10.73        574

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                                        UNITS
                                                 CONTRACT                            OUTSTANDING
                                                 CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                 -------- --------------- ---------- -----------
EQ/QUALITY BOND PLUS............................  1.70%          B          $15.67         93

EQ/REAL ESTATE PLUS.............................  0.65%          B          $10.22          1
EQ/REAL ESTATE PLUS.............................  1.20%          B          $10.90         27
EQ/REAL ESTATE PLUS.............................  1.25%          B          $10.89         79
EQ/REAL ESTATE PLUS.............................  1.30%          B          $11.15        271
EQ/REAL ESTATE PLUS.............................  1.55%          B          $10.07          5
EQ/REAL ESTATE PLUS.............................  1.65%          B          $11.07         58
EQ/REAL ESTATE PLUS.............................  1.70%          B          $11.06         81

EQ/SMALL COMPANY INDEX..........................  1.30%          A          $20.38        577
EQ/SMALL COMPANY INDEX..........................  1.55%          A          $20.11         59
EQ/SMALL COMPANY INDEX..........................  1.65%          A          $20.01        291
EQ/SMALL COMPANY INDEX..........................  1.70%          A          $19.96        235
EQ/SMALL COMPANY INDEX..........................  1.20%          B          $10.74         80
EQ/SMALL COMPANY INDEX..........................  1.25%          B          $10.73        169

EQ/T. ROWE PRICE GROWTH STOCK...................  0.65%          A          $17.41         --
EQ/T. ROWE PRICE GROWTH STOCK...................  1.30%          A          $19.82      2,063
EQ/T. ROWE PRICE GROWTH STOCK...................  1.55%          A          $19.56        177
EQ/T. ROWE PRICE GROWTH STOCK...................  1.65%          A          $19.46        659
EQ/T. ROWE PRICE GROWTH STOCK...................  1.70%          A          $19.41        489
EQ/T. ROWE PRICE GROWTH STOCK...................  1.20%          B          $11.23        243
EQ/T. ROWE PRICE GROWTH STOCK...................  1.25%          B          $11.23        291
EQ/T. ROWE PRICE GROWTH STOCK...................  1.30%          B          $10.32        545
EQ/T. ROWE PRICE GROWTH STOCK...................  1.55%          B          $25.23        168
EQ/T. ROWE PRICE GROWTH STOCK...................  1.65%          B          $24.56        145
EQ/T. ROWE PRICE GROWTH STOCK...................  1.70%          B          $24.23         23

EQ/UBS GROWTH & INCOME..........................  1.30%          B          $ 3.43        462
EQ/UBS GROWTH & INCOME..........................  1.55%          B          $ 8.39        295
EQ/UBS GROWTH & INCOME..........................  1.65%          B          $ 8.25        174
EQ/UBS GROWTH & INCOME..........................  1.70%          B          $ 8.18         29

EQ/WELLS FARGO OMEGA GROWTH.....................  1.30%          B          $14.50      3,541
EQ/WELLS FARGO OMEGA GROWTH.....................  1.30%          B          $23.63        240
EQ/WELLS FARGO OMEGA GROWTH.....................  1.55%          B          $14.36        432
EQ/WELLS FARGO OMEGA GROWTH.....................  1.55%          B          $16.81        170
EQ/WELLS FARGO OMEGA GROWTH.....................  1.65%          B          $14.30      1,101
EQ/WELLS FARGO OMEGA GROWTH.....................  1.65%          B          $22.75        237
EQ/WELLS FARGO OMEGA GROWTH.....................  1.70%          B          $14.27        638
EQ/WELLS FARGO OMEGA GROWTH.....................  1.70%          B          $16.41         44

FEDERATED HIGH INCOME BOND FUND II..............  0.30%    SERVICE CLASS    $10.29          4
FEDERATED HIGH INCOME BOND FUND II..............  1.20%    SERVICE CLASS    $10.18        167
FEDERATED HIGH INCOME BOND FUND II..............  1.25%    SERVICE CLASS    $10.18        352

FEDERATED KAUFMANN FUND II......................  1.20%    SERVICE CLASS    $11.42         38
FEDERATED KAUFMANN FUND II......................  1.25%    SERVICE CLASS    $11.42         28

FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO.  1.30%   SERVICE CLASS 2   $15.48         31
FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO.  1.55%   SERVICE CLASS 2   $15.28         10
FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO.  1.65%   SERVICE CLASS 2   $15.20         17
FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO.  1.70%   SERVICE CLASS 2   $15.16          1

FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.........  0.30%   SERVICE CLASS 2   $11.66         12
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.........  0.65%   SERVICE CLASS 2   $16.75         11

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                                           UNITS
                                                    CONTRACT                            OUTSTANDING
                                                    CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                    -------- --------------- ---------- -----------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO............  1.20%   SERVICE CLASS 2   $11.54        265
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO............  1.25%   SERVICE CLASS 2   $11.53        314
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO............  1.30%   SERVICE CLASS 2   $18.75      3,348
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO............  1.55%   SERVICE CLASS 2   $18.51        297
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO............  1.65%   SERVICE CLASS 2   $18.41      1,172
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO............  1.70%   SERVICE CLASS 2   $18.37        573

FIDELITY(R) VIP FREEDOM 2015 PORTFOLIO.............  1.30%   SERVICE CLASS 2   $12.33         36
FIDELITY(R) VIP FREEDOM 2015 PORTFOLIO.............  1.55%   SERVICE CLASS 2   $12.21          7
FIDELITY(R) VIP FREEDOM 2015 PORTFOLIO.............  1.65%   SERVICE CLASS 2   $12.16         21
FIDELITY(R) VIP FREEDOM 2015 PORTFOLIO.............  1.70%   SERVICE CLASS 2   $12.14          3

FIDELITY(R) VIP FREEDOM 2020 PORTFOLIO.............  1.30%   SERVICE CLASS 2   $12.49         40
FIDELITY(R) VIP FREEDOM 2020 PORTFOLIO.............  1.55%   SERVICE CLASS 2   $12.37          4
FIDELITY(R) VIP FREEDOM 2020 PORTFOLIO.............  1.65%   SERVICE CLASS 2   $12.32         12

FIDELITY(R) VIP FREEDOM 2025 PORTFOLIO.............  1.30%   SERVICE CLASS 2   $12.95         61
FIDELITY(R) VIP FREEDOM 2025 PORTFOLIO.............  1.55%   SERVICE CLASS 2   $12.82         --
FIDELITY(R) VIP FREEDOM 2025 PORTFOLIO.............  1.65%   SERVICE CLASS 2   $12.77          9

FIDELITY(R) VIP FREEDOM 2030 PORTFOLIO.............  1.30%   SERVICE CLASS 2   $13.06         36
FIDELITY(R) VIP FREEDOM 2030 PORTFOLIO.............  1.55%   SERVICE CLASS 2   $12.94         23
FIDELITY(R) VIP FREEDOM 2030 PORTFOLIO.............  1.65%   SERVICE CLASS 2   $12.89          5
FIDELITY(R) VIP FREEDOM 2030 PORTFOLIO.............  1.70%   SERVICE CLASS 2   $12.86         --

FIDELITY(R) VIP MID CAP PORTFOLIO..................  0.65%   SERVICE CLASS 2   $14.56         --
FIDELITY(R) VIP MID CAP PORTFOLIO..................  1.20%   SERVICE CLASS 2   $11.01        147
FIDELITY(R) VIP MID CAP PORTFOLIO..................  1.25%   SERVICE CLASS 2   $11.01        159
FIDELITY(R) VIP MID CAP PORTFOLIO..................  1.30%   SERVICE CLASS 2   $18.03      1,568
FIDELITY(R) VIP MID CAP PORTFOLIO..................  1.55%   SERVICE CLASS 2   $17.79        155
FIDELITY(R) VIP MID CAP PORTFOLIO..................  1.65%   SERVICE CLASS 2   $17.70        438
FIDELITY(R) VIP MID CAP PORTFOLIO..................  1.70%   SERVICE CLASS 2   $17.66        294

FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO.........  0.65%   SERVICE CLASS 2   $11.35         --
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO.........  1.20%   SERVICE CLASS 2   $10.15        299
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO.........  1.25%   SERVICE CLASS 2   $10.15        655
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO.........  1.30%   SERVICE CLASS 2   $12.32      2,133
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO.........  1.55%   SERVICE CLASS 2   $12.16        232
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO.........  1.65%   SERVICE CLASS 2   $12.10        874
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO.........  1.70%   SERVICE CLASS 2   $12.07        454

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO......  1.20%   CLASS I SHARES    $10.16         29
FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO......  1.25%   CLASS I SHARES    $10.16          4
FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO......  1.30%   CLASS I SHARES    $10.16         16
FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO......  1.65%   CLASS I SHARES    $10.14          1
FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO......  1.70%   CLASS I SHARES    $10.13          4

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION
 PORTFOLIO.........................................  1.20%   CLASS I SHARES    $11.01         47
FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION
 PORTFOLIO.........................................  1.25%   CLASS I SHARES    $11.01        100
FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION
 PORTFOLIO.........................................  1.30%   CLASS I SHARES    $12.51        432
FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION
 PORTFOLIO.........................................  1.55%   CLASS I SHARES    $11.24         12
FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION
 PORTFOLIO.........................................  1.55%   CLASS I SHARES    $12.42         --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                                           UNITS
                                                    CONTRACT                            OUTSTANDING
                                                    CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                    -------- --------------- ---------- -----------
FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION
 PORTFOLIO.........................................  1.65%   CLASS I SHARES    $12.39        108
FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION
 PORTFOLIO.........................................  1.70%   CLASS I SHARES    $12.37         96

FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND........  0.65%      CLASS 2        $14.20          1
FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND........  1.20%      CLASS 2        $10.39        132
FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND........  1.25%      CLASS 2        $10.39        222
FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND........  1.30%      CLASS 2        $14.57        703
FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND........  1.55%      CLASS 2        $14.39         18
FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND........  1.65%      CLASS 2        $14.31        222
FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND........  1.70%      CLASS 2        $14.28        142

FRANKLIN INCOME VIP FUND...........................  0.65%      CLASS 2        $13.55         10
FRANKLIN INCOME VIP FUND...........................  1.20%      CLASS 2        $10.50        716
FRANKLIN INCOME VIP FUND...........................  1.25%      CLASS 2        $10.50      1,000
FRANKLIN INCOME VIP FUND...........................  1.30%      CLASS 2        $14.19      2,040
FRANKLIN INCOME VIP FUND...........................  1.55%      CLASS 2        $14.01         63
FRANKLIN INCOME VIP FUND...........................  1.65%      CLASS 2        $13.94        667
FRANKLIN INCOME VIP FUND...........................  1.70%      CLASS 2        $13.90        684

FRANKLIN MUTUAL SHARES VIP FUND....................  1.20%      CLASS 2        $10.92         32
FRANKLIN MUTUAL SHARES VIP FUND....................  1.25%      CLASS 2        $10.91         19
FRANKLIN MUTUAL SHARES VIP FUND....................  1.30%      CLASS 2        $15.83        555
FRANKLIN MUTUAL SHARES VIP FUND....................  1.55%      CLASS 2        $15.63         55
FRANKLIN MUTUAL SHARES VIP FUND....................  1.65%      CLASS 2        $15.55        166
FRANKLIN MUTUAL SHARES VIP FUND....................  1.70%      CLASS 2        $15.51         42

FRANKLIN RISING DIVIDENDS VIP FUND.................  0.30%      CLASS 2        $11.19         13
FRANKLIN RISING DIVIDENDS VIP FUND.................  1.20%      CLASS 2        $11.07        153
FRANKLIN RISING DIVIDENDS VIP FUND.................  1.25%      CLASS 2        $11.07        441
FRANKLIN RISING DIVIDENDS VIP FUND.................  1.30%      CLASS 2        $12.84      1,550
FRANKLIN RISING DIVIDENDS VIP FUND.................  1.55%      CLASS 2        $12.07         65
FRANKLIN RISING DIVIDENDS VIP FUND.................  1.65%      CLASS 2        $12.75        439
FRANKLIN RISING DIVIDENDS VIP FUND.................  1.70%      CLASS 2        $12.74        516

FRANKLIN STRATEGIC INCOME VIP FUND.................  1.30%      CLASS 2        $12.84      2,500
FRANKLIN STRATEGIC INCOME VIP FUND.................  1.55%      CLASS 2        $12.67        204
FRANKLIN STRATEGIC INCOME VIP FUND.................  1.65%      CLASS 2        $12.60        722
FRANKLIN STRATEGIC INCOME VIP FUND.................  1.70%      CLASS 2        $12.57        695

GOLDMAN SACHS VIT MID CAP VALUE FUND...............  0.65%   SERVICE SHARES    $17.03         --
GOLDMAN SACHS VIT MID CAP VALUE FUND...............  1.30%   SERVICE SHARES    $20.29        889
GOLDMAN SACHS VIT MID CAP VALUE FUND...............  1.55%   SERVICE SHARES    $20.03         88
GOLDMAN SACHS VIT MID CAP VALUE FUND...............  1.65%   SERVICE SHARES    $19.92        345
GOLDMAN SACHS VIT MID CAP VALUE FUND...............  1.70%   SERVICE SHARES    $19.87        172

GUGGENHEIM VT GLOBAL MANAGED FUTURES STRATEGY FUND.  1.20%   COMMON SHARES     $11.53         24
GUGGENHEIM VT GLOBAL MANAGED FUTURES STRATEGY FUND.  1.25%   COMMON SHARES     $11.53         24
GUGGENHEIM VT GLOBAL MANAGED FUTURES STRATEGY FUND.  1.30%   COMMON SHARES     $ 8.82         38
GUGGENHEIM VT GLOBAL MANAGED FUTURES STRATEGY FUND.  1.55%   COMMON SHARES     $ 8.73         20
GUGGENHEIM VT GLOBAL MANAGED FUTURES STRATEGY FUND.  1.65%   COMMON SHARES     $ 8.70         15
GUGGENHEIM VT GLOBAL MANAGED FUTURES STRATEGY FUND.  1.70%   COMMON SHARES     $ 8.68          1

GUGGENHEIM VT MULTI-HEDGE STRATEGIES FUND..........  1.30%   COMMON SHARES     $ 9.76         39
GUGGENHEIM VT MULTI-HEDGE STRATEGIES FUND..........  1.55%   COMMON SHARES     $ 9.66         28
GUGGENHEIM VT MULTI-HEDGE STRATEGIES FUND..........  1.65%   COMMON SHARES     $ 9.62         16

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                                   UNITS
                                            CONTRACT                            OUTSTANDING
                                            CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                            -------- --------------- ---------- -----------
GUGGENHEIM VT MULTI-HEDGE STRATEGIES FUND..  1.70%    COMMON SHARES    $ 9.60          1

HARTFORD CAPITAL APPRECIATION HLS FUND.....  1.20%         IC          $10.14         17
HARTFORD CAPITAL APPRECIATION HLS FUND.....  1.25%         IC          $10.14          6
HARTFORD CAPITAL APPRECIATION HLS FUND.....  1.30%         IC          $10.14        118
HARTFORD CAPITAL APPRECIATION HLS FUND.....  1.65%         IC          $10.12         10
HARTFORD CAPITAL APPRECIATION HLS FUND.....  1.70%         IC          $10.11         20

HARTFORD GROWTH OPPORTUNITIES HLS FUND.....  1.20%         IC          $10.80         27
HARTFORD GROWTH OPPORTUNITIES HLS FUND.....  1.25%         IC          $10.80         13
HARTFORD GROWTH OPPORTUNITIES HLS FUND.....  1.30%         IC          $10.80         98
HARTFORD GROWTH OPPORTUNITIES HLS FUND.....  1.65%         IC          $10.78          5
HARTFORD GROWTH OPPORTUNITIES HLS FUND.....  1.70%         IC          $10.77          6

INVESCO V.I. AMERICAN FRANCHISE FUND.......  1.30%      SERIES II      $20.24         11
INVESCO V.I. AMERICAN FRANCHISE FUND.......  1.55%      SERIES II      $19.98          2
INVESCO V.I. AMERICAN FRANCHISE FUND.......  1.65%      SERIES II      $19.87          9
INVESCO V.I. AMERICAN FRANCHISE FUND.......  1.70%      SERIES II      $19.82          1

INVESCO V.I. BALANCED-RISK ALLOCATION FUND.  1.20%      SERIES II      $10.25         87
INVESCO V.I. BALANCED-RISK ALLOCATION FUND.  1.25%      SERIES II      $10.25        198

INVESCO V.I. DIVERSIFIED DIVIDEND FUND.....  1.30%      SERIES II      $17.58        582
INVESCO V.I. DIVERSIFIED DIVIDEND FUND.....  1.55%      SERIES II      $15.42         17
INVESCO V.I. DIVERSIFIED DIVIDEND FUND.....  1.55%      SERIES II      $17.35         49
INVESCO V.I. DIVERSIFIED DIVIDEND FUND.....  1.65%      SERIES II      $15.38         95
INVESCO V.I. DIVERSIFIED DIVIDEND FUND.....  1.65%      SERIES II      $17.26        104
INVESCO V.I. DIVERSIFIED DIVIDEND FUND.....  1.70%      SERIES II      $15.36        114
INVESCO V.I. DIVERSIFIED DIVIDEND FUND.....  1.70%      SERIES II      $17.22          4

INVESCO V.I. GLOBAL HEALTH CARE FUND.......  1.20%      SERIES II      $12.51         40
INVESCO V.I. GLOBAL HEALTH CARE FUND.......  1.25%      SERIES II      $12.51         43

INVESCO V.I. GLOBAL REAL ESTATE FUND.......  0.65%      SERIES II      $13.21          1
INVESCO V.I. GLOBAL REAL ESTATE FUND.......  1.20%      SERIES II      $10.76        168
INVESCO V.I. GLOBAL REAL ESTATE FUND.......  1.25%      SERIES II      $10.75        192
INVESCO V.I. GLOBAL REAL ESTATE FUND.......  1.30%      SERIES II      $15.68      2,423
INVESCO V.I. GLOBAL REAL ESTATE FUND.......  1.55%      SERIES II      $15.48        244
INVESCO V.I. GLOBAL REAL ESTATE FUND.......  1.65%      SERIES II      $15.40        918
INVESCO V.I. GLOBAL REAL ESTATE FUND.......  1.70%      SERIES II      $15.36        542

INVESCO V.I. HIGH YIELD FUND...............  0.30%      SERIES II      $10.25          2
INVESCO V.I. HIGH YIELD FUND...............  0.65%      SERIES II      $12.42         --
INVESCO V.I. HIGH YIELD FUND...............  1.20%      SERIES II      $10.14        180
INVESCO V.I. HIGH YIELD FUND...............  1.25%      SERIES II      $10.13        480
INVESCO V.I. HIGH YIELD FUND...............  1.30%      SERIES II      $11.82      1,045
INVESCO V.I. HIGH YIELD FUND...............  1.55%      SERIES II      $11.70         84
INVESCO V.I. HIGH YIELD FUND...............  1.65%      SERIES II      $11.66        255
INVESCO V.I. HIGH YIELD FUND...............  1.70%      SERIES II      $11.63        199

INVESCO V.I. INTERNATIONAL GROWTH FUND.....  0.30%      SERIES II      $10.17          4
INVESCO V.I. INTERNATIONAL GROWTH FUND.....  0.65%      SERIES II      $12.34         --
INVESCO V.I. INTERNATIONAL GROWTH FUND.....  1.20%      SERIES II      $10.06         99
INVESCO V.I. INTERNATIONAL GROWTH FUND.....  1.25%      SERIES II      $10.05        100
INVESCO V.I. INTERNATIONAL GROWTH FUND.....  1.30%      SERIES II      $13.77      1,681
INVESCO V.I. INTERNATIONAL GROWTH FUND.....  1.55%      SERIES II      $13.60        160
INVESCO V.I. INTERNATIONAL GROWTH FUND.....  1.65%      SERIES II      $13.53        383

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                               UNITS
                                        CONTRACT                            OUTSTANDING
                                        CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                        -------- --------------- ---------- -----------
INVESCO V.I. INTERNATIONAL GROWTH FUND.  1.70%      SERIES II      $13.49        230

INVESCO V.I. MID CAP CORE EQUITY FUND..  1.30%      SERIES II      $15.32        470
INVESCO V.I. MID CAP CORE EQUITY FUND..  1.55%      SERIES II      $15.13         26
INVESCO V.I. MID CAP CORE EQUITY FUND..  1.65%      SERIES II      $15.05         69
INVESCO V.I. MID CAP CORE EQUITY FUND..  1.70%      SERIES II      $15.01         46

INVESCO V.I. SMALL CAP EQUITY FUND.....  1.20%      SERIES II      $10.60         22
INVESCO V.I. SMALL CAP EQUITY FUND.....  1.25%      SERIES II      $10.60         41
INVESCO V.I. SMALL CAP EQUITY FUND.....  1.30%      SERIES II      $20.18        253
INVESCO V.I. SMALL CAP EQUITY FUND.....  1.55%      SERIES II      $19.92         50
INVESCO V.I. SMALL CAP EQUITY FUND.....  1.65%      SERIES II      $19.81         56
INVESCO V.I. SMALL CAP EQUITY FUND.....  1.70%      SERIES II      $19.76         30

IVY FUNDS VIP ASSET STRATEGY...........  0.30%    COMMON SHARES    $ 9.95          1
IVY FUNDS VIP ASSET STRATEGY...........  1.20%    COMMON SHARES    $ 9.85        266
IVY FUNDS VIP ASSET STRATEGY...........  1.25%    COMMON SHARES    $ 9.84        498
IVY FUNDS VIP ASSET STRATEGY...........  1.30%    COMMON SHARES    $12.25      1,962
IVY FUNDS VIP ASSET STRATEGY...........  1.55%    COMMON SHARES    $12.13         60
IVY FUNDS VIP ASSET STRATEGY...........  1.65%    COMMON SHARES    $12.08        831
IVY FUNDS VIP ASSET STRATEGY...........  1.70%    COMMON SHARES    $12.05        928

IVY FUNDS VIP DIVIDEND OPPORTUNITIES...  0.65%    COMMON SHARES    $15.73         --
IVY FUNDS VIP DIVIDEND OPPORTUNITIES...  1.30%    COMMON SHARES    $16.99        524
IVY FUNDS VIP DIVIDEND OPPORTUNITIES...  1.55%    COMMON SHARES    $16.78        147
IVY FUNDS VIP DIVIDEND OPPORTUNITIES...  1.65%    COMMON SHARES    $16.69        216
IVY FUNDS VIP DIVIDEND OPPORTUNITIES...  1.70%    COMMON SHARES    $16.64         80

IVY FUNDS VIP ENERGY...................  0.65%    COMMON SHARES    $11.40         --
IVY FUNDS VIP ENERGY...................  1.20%    COMMON SHARES    $ 8.56        127
IVY FUNDS VIP ENERGY...................  1.25%    COMMON SHARES    $ 8.56        416
IVY FUNDS VIP ENERGY...................  1.30%    COMMON SHARES    $12.42      1,315
IVY FUNDS VIP ENERGY...................  1.55%    COMMON SHARES    $12.26        198
IVY FUNDS VIP ENERGY...................  1.65%    COMMON SHARES    $12.19        313
IVY FUNDS VIP ENERGY...................  1.70%    COMMON SHARES    $12.16        176

IVY FUNDS VIP GLOBAL NATURAL RESOURCES.  0.65%    COMMON SHARES    $ 8.14          1
IVY FUNDS VIP GLOBAL NATURAL RESOURCES.  1.30%    COMMON SHARES    $ 8.51        858
IVY FUNDS VIP GLOBAL NATURAL RESOURCES.  1.55%    COMMON SHARES    $ 8.40         97
IVY FUNDS VIP GLOBAL NATURAL RESOURCES.  1.65%    COMMON SHARES    $ 8.36        308
IVY FUNDS VIP GLOBAL NATURAL RESOURCES.  1.70%    COMMON SHARES    $ 8.34        119

IVY FUNDS VIP HIGH INCOME..............  0.65%    COMMON SHARES    $13.82          2
IVY FUNDS VIP HIGH INCOME..............  1.30%    COMMON SHARES    $15.58      4,025
IVY FUNDS VIP HIGH INCOME..............  1.55%    COMMON SHARES    $15.38        371
IVY FUNDS VIP HIGH INCOME..............  1.65%    COMMON SHARES    $15.30      1,594
IVY FUNDS VIP HIGH INCOME..............  1.70%    COMMON SHARES    $15.26      1,216

IVY FUNDS VIP MICRO CAP GROWTH.........  0.30%    COMMON SHARES    $10.61          2
IVY FUNDS VIP MICRO CAP GROWTH.........  1.20%    COMMON SHARES    $10.50         75
IVY FUNDS VIP MICRO CAP GROWTH.........  1.25%    COMMON SHARES    $10.49         70

IVY FUNDS VIP MID CAP GROWTH...........  1.30%    COMMON SHARES    $20.34      1,320
IVY FUNDS VIP MID CAP GROWTH...........  1.55%    COMMON SHARES    $20.07        143
IVY FUNDS VIP MID CAP GROWTH...........  1.65%    COMMON SHARES    $19.97        293
IVY FUNDS VIP MID CAP GROWTH...........  1.70%    COMMON SHARES    $19.92        265

IVY FUNDS VIP SCIENCE AND TECHNOLOGY...  0.65%    COMMON SHARES    $19.46          3
IVY FUNDS VIP SCIENCE AND TECHNOLOGY...  1.20%    COMMON SHARES    $11.12        219

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                                                  UNITS
                                                           CONTRACT                            OUTSTANDING
                                                           CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                           -------- --------------- ---------- -----------
IVY FUNDS VIP SCIENCE AND TECHNOLOGY......................  1.25%   COMMON SHARES     $11.12        152
IVY FUNDS VIP SCIENCE AND TECHNOLOGY......................  1.30%   COMMON SHARES     $21.74      1,445
IVY FUNDS VIP SCIENCE AND TECHNOLOGY......................  1.55%   COMMON SHARES     $21.46        205
IVY FUNDS VIP SCIENCE AND TECHNOLOGY......................  1.65%   COMMON SHARES     $21.35        395
IVY FUNDS VIP SCIENCE AND TECHNOLOGY......................  1.70%   COMMON SHARES     $21.29        198

IVY FUNDS VIP SMALL CAP GROWTH............................  1.30%   COMMON SHARES     $17.46        605
IVY FUNDS VIP SMALL CAP GROWTH............................  1.55%   COMMON SHARES     $17.24         78
IVY FUNDS VIP SMALL CAP GROWTH............................  1.65%   COMMON SHARES     $17.15        213
IVY FUNDS VIP SMALL CAP GROWTH............................  1.70%   COMMON SHARES     $17.10        117

JANUS ASPEN SERIES BALANCED PORTFOLIO.....................  1.20%   SERVICE SHARES    $10.99        234
JANUS ASPEN SERIES BALANCED PORTFOLIO.....................  1.25%   SERVICE SHARES    $10.98        164

JANUS ASPEN SERIES FLEXIBLE BOND PORTFOLIO................  1.20%   SERVICE SHARES    $10.29        187
JANUS ASPEN SERIES FLEXIBLE BOND PORTFOLIO................  1.25%   SERVICE SHARES    $10.28        130

JANUS ASPEN SERIES INTECH U.S. LOW VOLATILITY PORTFOLIO...  1.20%   SERVICE SHARES    $11.80         47
JANUS ASPEN SERIES INTECH U.S. LOW VOLATILITY PORTFOLIO...  1.25%   SERVICE SHARES    $11.80         80

LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.......  0.65%   SERVICE SHARES    $ 9.12          1
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.......  1.20%   SERVICE SHARES    $ 9.02        147
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.......  1.25%   SERVICE SHARES    $ 9.01        121
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.......  1.30%   SERVICE SHARES    $11.06      3,914
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.......  1.55%   SERVICE SHARES    $10.92        575
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.......  1.65%   SERVICE SHARES    $10.86      1,318
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.......  1.70%   SERVICE SHARES    $10.83        699

LORD ABBETT SERIES FUND -- BOND DEBENTURE PORTFOLIO.......  0.30%     VC SHARES       $10.51          6
LORD ABBETT SERIES FUND -- BOND DEBENTURE PORTFOLIO.......  1.20%     VC SHARES       $10.40        241
LORD ABBETT SERIES FUND -- BOND DEBENTURE PORTFOLIO.......  1.25%     VC SHARES       $10.40        411
LORD ABBETT SERIES FUND -- BOND DEBENTURE PORTFOLIO.......  1.30%     VC SHARES       $12.28      1,193
LORD ABBETT SERIES FUND -- BOND DEBENTURE PORTFOLIO.......  1.55%     VC SHARES       $12.16        137
LORD ABBETT SERIES FUND -- BOND DEBENTURE PORTFOLIO.......  1.65%     VC SHARES       $12.11        340
LORD ABBETT SERIES FUND -- BOND DEBENTURE PORTFOLIO.......  1.70%     VC SHARES       $12.09        441

LORD ABBETT SERIES FUND -- CLASSIC STOCK PORTFOLIO........  1.30%     VC SHARES       $13.65        266
LORD ABBETT SERIES FUND -- CLASSIC STOCK PORTFOLIO........  1.55%     VC SHARES       $13.52         22
LORD ABBETT SERIES FUND -- CLASSIC STOCK PORTFOLIO........  1.65%     VC SHARES       $13.46         63
LORD ABBETT SERIES FUND -- CLASSIC STOCK PORTFOLIO........  1.70%     VC SHARES       $13.44         21

LORD ABBETT SERIES FUND -- GROWTH OPPORTUNITIES PORTFOLIO.  1.30%     VC SHARES       $13.26        157
LORD ABBETT SERIES FUND -- GROWTH OPPORTUNITIES PORTFOLIO.  1.55%     VC SHARES       $13.13         25
LORD ABBETT SERIES FUND -- GROWTH OPPORTUNITIES PORTFOLIO.  1.65%     VC SHARES       $13.08         47
LORD ABBETT SERIES FUND -- GROWTH OPPORTUNITIES PORTFOLIO.  1.70%     VC SHARES       $13.05         22

MFS(R) INTERNATIONAL VALUE PORTFOLIO......................  1.20%   SERVICE CLASS     $10.17        332
MFS(R) INTERNATIONAL VALUE PORTFOLIO......................  1.25%   SERVICE CLASS     $10.17        374
MFS(R) INTERNATIONAL VALUE PORTFOLIO......................  1.30%   SERVICE CLASS     $15.11      3,639
MFS(R) INTERNATIONAL VALUE PORTFOLIO......................  1.55%   SERVICE CLASS     $14.91        387
MFS(R) INTERNATIONAL VALUE PORTFOLIO......................  1.65%   SERVICE CLASS     $14.83      1,018
MFS(R) INTERNATIONAL VALUE PORTFOLIO......................  1.70%   SERVICE CLASS     $14.80        825

MFS(R) INVESTORS GROWTH STOCK SERIES......................  1.30%   SERVICE CLASS     $18.56        410
MFS(R) INVESTORS GROWTH STOCK SERIES......................  1.55%   SERVICE CLASS     $18.32         91
MFS(R) INVESTORS GROWTH STOCK SERIES......................  1.65%   SERVICE CLASS     $18.22        109
MFS(R) INVESTORS GROWTH STOCK SERIES......................  1.70%   SERVICE CLASS     $18.18         52

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                                                 UNITS
                                                          CONTRACT                            OUTSTANDING
                                                          CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                          -------- --------------- ---------- -----------
MFS(R) INVESTORS TRUST SERIES............................  0.65%   SERVICE CLASS     $16.91         --
MFS(R) INVESTORS TRUST SERIES............................  1.20%   SERVICE CLASS     $11.46         21
MFS(R) INVESTORS TRUST SERIES............................  1.25%   SERVICE CLASS     $11.45         27
MFS(R) INVESTORS TRUST SERIES............................  1.30%   SERVICE CLASS     $18.11        259
MFS(R) INVESTORS TRUST SERIES............................  1.55%   SERVICE CLASS     $17.88         47
MFS(R) INVESTORS TRUST SERIES............................  1.65%   SERVICE CLASS     $17.79         77
MFS(R) INVESTORS TRUST SERIES............................  1.70%   SERVICE CLASS     $17.74         46

MFS(R) RESEARCH SERIES...................................  1.20%   SERVICE CLASS     $11.40         26
MFS(R) RESEARCH SERIES...................................  1.25%   SERVICE CLASS     $11.39         46

MFS(R) TECHNOLOGY PORTFOLIO..............................  1.30%   SERVICE CLASS     $19.84        495
MFS(R) TECHNOLOGY PORTFOLIO..............................  1.55%   SERVICE CLASS     $19.59         82
MFS(R) TECHNOLOGY PORTFOLIO..............................  1.65%   SERVICE CLASS     $19.48        112
MFS(R) TECHNOLOGY PORTFOLIO..............................  1.70%   SERVICE CLASS     $19.43         95

MFS(R) UTILITIES SERIES..................................  1.20%   SERVICE CLASS     $11.03        168
MFS(R) UTILITIES SERIES..................................  1.25%   SERVICE CLASS     $11.03        356
MFS(R) UTILITIES SERIES..................................  1.30%   SERVICE CLASS     $18.25      1,258
MFS(R) UTILITIES SERIES..................................  1.55%   SERVICE CLASS     $18.02        104
MFS(R) UTILITIES SERIES..................................  1.65%   SERVICE CLASS     $17.92        318
MFS(R) UTILITIES SERIES..................................  1.70%   SERVICE CLASS     $17.88        265

MFS(R) VALUE SERIES......................................  1.20%   SERVICE CLASS     $11.43         71
MFS(R) VALUE SERIES......................................  1.25%   SERVICE CLASS     $11.42        145

MULTIMANAGER AGGRESSIVE EQUITY...........................  1.30%         B           $18.18        287
MULTIMANAGER AGGRESSIVE EQUITY...........................  1.55%         B           $78.58         26
MULTIMANAGER AGGRESSIVE EQUITY...........................  1.65%         B           $17.63        175
MULTIMANAGER AGGRESSIVE EQUITY...........................  1.70%         B           $75.19         10

MULTIMANAGER CORE BOND...................................  1.30%         B           $13.72      3,008
MULTIMANAGER CORE BOND...................................  1.55%         B           $14.23      1,456
MULTIMANAGER CORE BOND...................................  1.65%         B           $13.15      2,220
MULTIMANAGER CORE BOND...................................  1.70%         B           $13.95        482

MULTIMANAGER MID CAP GROWTH..............................  1.30%         B           $21.49        330
MULTIMANAGER MID CAP GROWTH..............................  1.55%         B           $16.95         89
MULTIMANAGER MID CAP GROWTH..............................  1.65%         B           $20.66        169
MULTIMANAGER MID CAP GROWTH..............................  1.70%         B           $16.62         88

MULTIMANAGER MID CAP VALUE...............................  1.30%         B           $22.18        198
MULTIMANAGER MID CAP VALUE...............................  1.55%         B           $19.98         44
MULTIMANAGER MID CAP VALUE...............................  1.65%         B           $21.33        128
MULTIMANAGER MID CAP VALUE...............................  1.70%         B           $19.59         63

MULTIMANAGER TECHNOLOGY..................................  1.20%         B           $11.97         14
MULTIMANAGER TECHNOLOGY..................................  1.25%         B           $11.96         59
MULTIMANAGER TECHNOLOGY..................................  1.30%         B           $21.70        195
MULTIMANAGER TECHNOLOGY..................................  1.55%         B           $17.95        127
MULTIMANAGER TECHNOLOGY..................................  1.65%         B           $20.86         72
MULTIMANAGER TECHNOLOGY..................................  1.70%         B           $17.60         32

NEUBERGER BERMAN ABSOLUTE RETURN MULTI-MANAGER PORTFOLIO.  1.20%   CLASS S SHARES    $ 9.84         20
NEUBERGER BERMAN ABSOLUTE RETURN MULTI-MANAGER PORTFOLIO.  1.25%   CLASS S SHARES    $ 9.84         28
NEUBERGER BERMAN ABSOLUTE RETURN MULTI-MANAGER PORTFOLIO.  1.30%   CLASS S SHARES    $ 9.84         10
NEUBERGER BERMAN ABSOLUTE RETURN MULTI-MANAGER PORTFOLIO.  1.65%   CLASS S SHARES    $ 9.82          2
NEUBERGER BERMAN ABSOLUTE RETURN MULTI-MANAGER PORTFOLIO.  1.70%   CLASS S SHARES    $ 9.81          5

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                                              UNITS
                                                       CONTRACT                            OUTSTANDING
                                                       CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                       -------- --------------- ---------- -----------
NEUBERGER BERMAN INTERNATIONAL EQUITY PORTFOLIO.......  1.20%   CLASS S SHARES    $ 9.35          4
NEUBERGER BERMAN INTERNATIONAL EQUITY PORTFOLIO.......  1.25%   CLASS S SHARES    $ 9.34          2
NEUBERGER BERMAN INTERNATIONAL EQUITY PORTFOLIO.......  1.30%   CLASS S SHARES    $ 9.34         37
NEUBERGER BERMAN INTERNATIONAL EQUITY PORTFOLIO.......  1.65%   CLASS S SHARES    $ 9.32         12
NEUBERGER BERMAN INTERNATIONAL EQUITY PORTFOLIO.......  1.70%   CLASS S SHARES    $ 9.32         28

PIMCO COMMODITYREALRETURN(R) STRATEGY PORTFOLIO.......  0.65%   ADVISOR CLASS     $ 6.81          1
PIMCO COMMODITYREALRETURN(R) STRATEGY PORTFOLIO.......  1.20%   ADVISOR CLASS     $ 7.82         54
PIMCO COMMODITYREALRETURN(R) STRATEGY PORTFOLIO.......  1.25%   ADVISOR CLASS     $ 7.81         61
PIMCO COMMODITYREALRETURN(R) STRATEGY PORTFOLIO.......  1.30%   ADVISOR CLASS     $ 8.29      1,326
PIMCO COMMODITYREALRETURN(R) STRATEGY PORTFOLIO.......  1.55%   ADVISOR CLASS     $ 8.18        119
PIMCO COMMODITYREALRETURN(R) STRATEGY PORTFOLIO.......  1.65%   ADVISOR CLASS     $ 8.14        484
PIMCO COMMODITYREALRETURN(R) STRATEGY PORTFOLIO.......  1.70%   ADVISOR CLASS     $ 8.12        265

PIMCO EMERGING MARKETS BOND PORTFOLIO.................  1.20%   ADVISOR CLASS     $ 9.80         53
PIMCO EMERGING MARKETS BOND PORTFOLIO.................  1.25%   ADVISOR CLASS     $ 9.79         40
PIMCO EMERGING MARKETS BOND PORTFOLIO.................  1.30%   ADVISOR CLASS     $12.44        849
PIMCO EMERGING MARKETS BOND PORTFOLIO.................  1.55%   ADVISOR CLASS     $12.28        146
PIMCO EMERGING MARKETS BOND PORTFOLIO.................  1.65%   ADVISOR CLASS     $12.21        326
PIMCO EMERGING MARKETS BOND PORTFOLIO.................  1.70%   ADVISOR CLASS     $12.18        193

PIMCO GLOBAL BOND PORTFOLIO (UNHEDGED)................  1.20%   ADVISOR CLASS     $ 9.70         26
PIMCO GLOBAL BOND PORTFOLIO (UNHEDGED)................  1.25%   ADVISOR CLASS     $ 9.70         31

PIMCO GLOBAL MULTI-ASSET MANAGED ALLOCATION PORTFOLIO.  1.20%   ADVISOR CLASS     $10.18          6
PIMCO GLOBAL MULTI-ASSET MANAGED ALLOCATION PORTFOLIO.  1.25%   ADVISOR CLASS     $10.18          4

PIMCO REAL RETURN PORTFOLIO...........................  1.30%   ADVISOR CLASS     $11.43      3,349
PIMCO REAL RETURN PORTFOLIO...........................  1.55%   ADVISOR CLASS     $11.28        392
PIMCO REAL RETURN PORTFOLIO...........................  1.65%   ADVISOR CLASS     $11.22      1,486
PIMCO REAL RETURN PORTFOLIO...........................  1.70%   ADVISOR CLASS     $11.19        700

PIMCO TOTAL RETURN PORTFOLIO..........................  0.65%   ADVISOR CLASS     $10.96          2
PIMCO TOTAL RETURN PORTFOLIO..........................  1.20%   ADVISOR CLASS     $10.17        221
PIMCO TOTAL RETURN PORTFOLIO..........................  1.25%   ADVISOR CLASS     $10.16        299
PIMCO TOTAL RETURN PORTFOLIO..........................  1.30%   ADVISOR CLASS     $11.68      6,307
PIMCO TOTAL RETURN PORTFOLIO..........................  1.55%   ADVISOR CLASS     $11.53        694
PIMCO TOTAL RETURN PORTFOLIO..........................  1.65%   ADVISOR CLASS     $11.47      2,541
PIMCO TOTAL RETURN PORTFOLIO..........................  1.70%   ADVISOR CLASS     $11.44      1,407

PROFUND VP BEAR.......................................  1.30%   COMMON SHARES     $ 3.56         36
PROFUND VP BEAR.......................................  1.55%   COMMON SHARES     $ 3.52         25
PROFUND VP BEAR.......................................  1.65%   COMMON SHARES     $ 3.50         33
PROFUND VP BEAR.......................................  1.70%   COMMON SHARES     $ 3.49          2

PROFUND VP BIOTECHNOLOGY..............................  0.65%   COMMON SHARES     $31.73          2
PROFUND VP BIOTECHNOLOGY..............................  1.30%   COMMON SHARES     $32.54        779
PROFUND VP BIOTECHNOLOGY..............................  1.55%   COMMON SHARES     $32.12         95
PROFUND VP BIOTECHNOLOGY..............................  1.65%   COMMON SHARES     $31.95        220
PROFUND VP BIOTECHNOLOGY..............................  1.70%   COMMON SHARES     $31.87        148

PUTNAM VT ABSOLUTE RETURN 500 FUND....................  1.20%         B           $10.34         24
PUTNAM VT ABSOLUTE RETURN 500 FUND....................  1.25%         B           $10.33         36

PUTNAM VT DIVERSIFIED INCOME FUND.....................  1.20%         B           $ 9.62         45
PUTNAM VT DIVERSIFIED INCOME FUND.....................  1.25%         B           $ 9.61         61
PUTNAM VT DIVERSIFIED INCOME FUND.....................  1.30%         B           $ 9.61         91
PUTNAM VT DIVERSIFIED INCOME FUND.....................  1.65%         B           $ 9.59         --
PUTNAM VT DIVERSIFIED INCOME FUND.....................  1.70%         B           $ 9.59         12

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                                           UNITS
                                                    CONTRACT                            OUTSTANDING
                                                    CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                    -------- --------------- ---------- -----------
QS LEGG MASON DYNAMIC MULTI-STRATEGY VIT PORTFOLIO.  1.20%      CLASS II       $10.05          7
QS LEGG MASON DYNAMIC MULTI-STRATEGY VIT PORTFOLIO.  1.25%      CLASS II       $10.05          5
QS LEGG MASON DYNAMIC MULTI-STRATEGY VIT PORTFOLIO.  1.30%      CLASS II       $10.05         41
QS LEGG MASON DYNAMIC MULTI-STRATEGY VIT PORTFOLIO.  1.65%      CLASS II       $10.03          5
QS LEGG MASON DYNAMIC MULTI-STRATEGY VIT PORTFOLIO.  1.70%      CLASS II       $10.02         12

SEI VP BALANCED STRATEGY FUND......................  1.20%     CLASS III       $10.29         70
SEI VP BALANCED STRATEGY FUND......................  1.25%     CLASS III       $10.28        151

SEI VP CONSERVATIVE STRATEGY FUND..................  1.20%     CLASS III       $10.18         93
SEI VP CONSERVATIVE STRATEGY FUND..................  1.25%     CLASS III       $10.17        408

SEI VP MARKET GROWTH STRATEGY FUND.................  1.20%     CLASS III       $10.33        268
SEI VP MARKET GROWTH STRATEGY FUND.................  1.25%     CLASS III       $10.32        207

SEI VP MARKET PLUS STRATEGY FUND...................  1.20%     CLASS III       $10.48         29
SEI VP MARKET PLUS STRATEGY FUND...................  1.25%     CLASS III       $10.47         65

SEI VP MODERATE STRATEGY FUND......................  1.20%     CLASS III       $10.38         87
SEI VP MODERATE STRATEGY FUND......................  1.25%     CLASS III       $10.37        320

T. ROWE PRICE EQUITY INCOME PORTFOLIO-II...........  1.20%      CLASS II       $10.89         45
T. ROWE PRICE EQUITY INCOME PORTFOLIO-II...........  1.25%      CLASS II       $10.88        119

T. ROWE PRICE HEALTH SCIENCES PORTFOLIO-II.........  0.30%      CLASS II       $13.78         --
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO-II.........  0.65%      CLASS II       $29.27          2
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO-II.........  1.20%      CLASS II       $13.63        284
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO-II.........  1.25%      CLASS II       $13.62        189
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO-II.........  1.30%      CLASS II       $32.49      1,356
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO-II.........  1.55%      CLASS II       $32.07        155
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO-II.........  1.65%      CLASS II       $31.91        349
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO-II.........  1.70%      CLASS II       $31.82        293

TEMPLETON DEVELOPING MARKETS VIP FUND..............  1.30%      CLASS 2        $ 9.80        503
TEMPLETON DEVELOPING MARKETS VIP FUND..............  1.55%      CLASS 2        $ 9.68         65
TEMPLETON DEVELOPING MARKETS VIP FUND..............  1.65%      CLASS 2        $ 9.63        178
TEMPLETON DEVELOPING MARKETS VIP FUND..............  1.70%      CLASS 2        $ 9.60         94

TEMPLETON FOREIGN VIP FUND.........................  1.30%      CLASS 2        $11.82        462
TEMPLETON FOREIGN VIP FUND.........................  1.55%      CLASS 2        $11.67         38
TEMPLETON FOREIGN VIP FUND.........................  1.65%      CLASS 2        $11.60        150
TEMPLETON FOREIGN VIP FUND.........................  1.70%      CLASS 2        $11.57        172

TEMPLETON GLOBAL BOND VIP FUND.....................  0.65%      CLASS 2        $11.40          1
TEMPLETON GLOBAL BOND VIP FUND.....................  1.20%      CLASS 2        $10.08        343
TEMPLETON GLOBAL BOND VIP FUND.....................  1.25%      CLASS 2        $10.07        574
TEMPLETON GLOBAL BOND VIP FUND.....................  1.30%      CLASS 2        $12.72      5,711
TEMPLETON GLOBAL BOND VIP FUND.....................  1.55%      CLASS 2        $12.56        616
TEMPLETON GLOBAL BOND VIP FUND.....................  1.65%      CLASS 2        $12.49      2,107
TEMPLETON GLOBAL BOND VIP FUND.....................  1.70%      CLASS 2        $12.46      1,431

TEMPLETON GROWTH VIP FUND..........................  1.30%      CLASS 2        $13.99        116
TEMPLETON GROWTH VIP FUND..........................  1.55%      CLASS 2        $13.82         15
TEMPLETON GROWTH VIP FUND..........................  1.65%      CLASS 2        $13.75         21
TEMPLETON GROWTH VIP FUND..........................  1.70%      CLASS 2        $13.71          2

VAN ECK VIP GLOBAL HARD ASSETS FUND................  0.65%   CLASS S SHARES    $ 8.24          1
VAN ECK VIP GLOBAL HARD ASSETS FUND................  1.20%   CLASS S SHARES    $ 7.77         51
VAN ECK VIP GLOBAL HARD ASSETS FUND................  1.25%   CLASS S SHARES    $ 7.77         43

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

DECEMBER 31, 2014

                                                                                             UNITS
                                                      CONTRACT                            OUTSTANDING
                                                      CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                      -------- --------------- ---------- -----------
VAN ECK VIP GLOBAL HARD ASSETS FUND..................  1.30%   CLASS S SHARES    $9.49       1,980
VAN ECK VIP GLOBAL HARD ASSETS FUND..................  1.55%   CLASS S SHARES    $9.36         246
VAN ECK VIP GLOBAL HARD ASSETS FUND..................  1.65%   CLASS S SHARES    $9.31         572
VAN ECK VIP GLOBAL HARD ASSETS FUND..................  1.70%   CLASS S SHARES    $9.29         277

VAN ECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND.  1.20%   INITIAL CLASS     $9.84          21
VAN ECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND.  1.25%   INITIAL CLASS     $9.84          12

-----------
The accompanying notes are an integral part of these financial statements.
* Contract charges reflect the annual mortality, expense risk, financial accounting and other expenses related to the Variable Investment Options.
** Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in Note 5 of these financial statements.
***Variable Investment Options where Units Outstanding are less than 500 are denoted by a --.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

                            7TWELVE/TM/                                                                            ALL ASSET
                              BALANCED       ALL ASSET          ALL ASSET          ALL ASSET        ALL ASSET       MODERATE
                             PORTFOLIO   AGGRESSIVE-ALT 25* AGGRESSIVE-ALT 50* AGGRESSIVE-ALT 75* GROWTH-ALT 20* GROWTH-ALT 15*
                            -----------  ------------------ ------------------ ------------------ -------------- --------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the
    Portfolios............. $   257,198      $  91,818           $122,219          $ 141,745        $ 178,502      $ 141,133
 Expenses:
   Asset-based charges.....   1,089,186         61,475              2,053              3,010          160,699         75,980
                            -----------      ---------           --------          ---------        ---------      ---------

NET INVESTMENT INCOME
 (LOSS)....................    (831,988)        30,343            120,166            138,735           17,803         65,153
                            -----------      ---------           --------          ---------        ---------      ---------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain
    (loss) on investments..     652,779         51,272                936                458           75,621         26,682
   Net realized gain
    distribution from
    the Portfolios.........     170,711         62,849                 --                 --          289,155         63,036
                            -----------      ---------           --------          ---------        ---------      ---------
 Net realized gain
   (loss) on investments...     823,490        114,121                936                458          364,776         89,718
                            -----------      ---------           --------          ---------        ---------      ---------

 Net change in
   unrealized
   appreciation
   (depreciation) of
   investments.............  (2,067,253)      (166,724)           (54,929)          (147,407)        (291,122)      (156,869)
                            -----------      ---------           --------          ---------        ---------      ---------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS............  (1,243,763)       (52,603)           (53,993)          (146,949)          73,654        (67,151)
                            -----------      ---------           --------          ---------        ---------      ---------

NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........... $(2,075,751)     $ (22,260)          $ 66,173          $  (8,214)       $  91,457      $  (1,998)
                            ===========      =========           ========          =========        =========      =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                            ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN
                              VPS BALANCED       VPS GLOBAL      VPS GROWTH AND   VPS INTERNATIONAL  VPS REAL ESTATE
                             WEALTH STRATEGY   THEMATIC GROWTH       INCOME            GROWTH          INVESTMENT
                               PORTFOLIO**     PORTFOLIO**(1)    PORTFOLIO**(1)      PORTFOLIO**     PORTFOLIO**(1)
                            ----------------- ----------------- ----------------- ----------------- -----------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the
    Portfolios.............     $ 127,058           $  --              $--            $      --          $   --
 Expenses:
   Asset-based charges.....        75,318               8                9              117,138             117
                                ---------           -----              ---            ---------          ------

NET INVESTMENT INCOME
 (LOSS)....................        51,740              (8)              (9)            (117,138)           (117)
                                ---------           -----              ---            ---------          ------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain
    (loss) on investments..       157,526              --                8               89,106               7
   Net realized gain
    distribution from
    the Portfolios.........       812,563              --               --                   --              --
                                ---------           -----              ---            ---------          ------
 Net realized gain
   (loss) on investments...       970,089              --                8               89,106               7
                                ---------           -----              ---            ---------          ------

 Net change in
   unrealized
   appreciation
   (depreciation) of
   investments.............      (735,266)           (152)              84             (240,800)          2,532
                                ---------           -----              ---            ---------          ------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS............       234,823            (152)              92             (151,694)          2,539
                                ---------           -----              ---            ---------          ------

NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS...........     $ 286,563           $(160)             $83            $(268,832)         $2,422
                                =========           =====              ===            =========          ======

                            ALLIANCEBERNSTEIN
                              VPS SMALL/MID
                                CAP VALUE
                             PORTFOLIO**(1)
                            -----------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the
    Portfolios.............      $   --
 Expenses:
   Asset-based charges.....         252
                                 ------

NET INVESTMENT INCOME
 (LOSS)....................        (252)
                                 ------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain
    (loss) on investments..           1
   Net realized gain
    distribution from
    the Portfolios.........          --
                                 ------
 Net realized gain
   (loss) on investments...           1
                                 ------

 Net change in
   unrealized
   appreciation
   (depreciation) of
   investments.............       3,988
                                 ------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS............       3,989
                                 ------

NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS...........      $3,737
                                 ======

-----------
The accompanying notes are an integral part of these financial statements. **Denotes Variable Investment Options that invest in shares of a Portfolio of
  AllianceBernstein Variable Product Series Fund, Inc., an affiliate of AXA Equitable.
(1)Units were made available on September 22, 2014.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                               AMERICAN                                       AMERICAN FUNDS       AMERICAN         AMERICAN
                              CENTURY VP        AMERICAN        AMERICAN    INSURANCE SERIES(R) FUNDS INSURANCE FUNDS INSURANCE
                               INFLATION    CENTURY VP LARGE CENTURY VP MID  ASSET ALLOCATION   SERIES(R) BOND  SERIES(R) GLOBAL
                            PROTECTION FUND  COMPANY VALUE   CAP VALUE FUND      FUND/SM/          FUND/SM/     GROWTH FUND/SM/
                            --------------- ---------------- -------------- ------------------- --------------- ----------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the
    Portfolios.............    $ 14,593         $ 31,283       $  365,600        $107,402          $170,546         $ 13,424
 Expenses:
   Asset-based charges.....      11,981           35,215          507,179          43,473            59,933            7,892
                               --------         --------       ----------        --------          --------         --------

NET INVESTMENT INCOME
 (LOSS)....................       2,612           (3,932)        (141,579)         63,929           110,613            5,532
                               --------         --------       ----------        --------          --------         --------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain
    (loss) on investments..         398          190,582          817,718          (1,135)            2,010          (10,215)
   Net realized gain
    distribution from
    the Portfolios.........       7,459               --        2,017,077         145,297             1,108           41,093
                               --------         --------       ----------        --------          --------         --------
 Net realized gain
   (loss) on investments...       7,857          190,582        2,834,795         144,162             3,118           30,878
                               --------         --------       ----------        --------          --------         --------

 Net change in
   unrealized
   appreciation
   (depreciation) of
   investments.............     (36,864)          68,190        2,292,870         (62,632)          (11,822)          (7,382)
                               --------         --------       ----------        --------          --------         --------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS............     (29,007)         258,772        5,127,665          81,530            (8,704)          23,496
                               --------         --------       ----------        --------          --------         --------

NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS...........    $(26,395)        $254,840       $4,986,086        $145,459          $101,909         $ 29,028
                               ========         ========       ==========        ========          ========         ========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                              AMERICAN FUNDS                          AMERICAN FUNDS      AMERICAN FUNDS
                            INSURANCE SERIES(R)   AMERICAN FUNDS    INSURANCE SERIES(R) INSURANCE SERIES(R)
                               GLOBAL SMALL     INSURANCE SERIES(R)    INTERNATIONAL       MANAGED RISK       AMERICAN FUNDS
                              CAPITALIZATION       GROWTH-INCOME        GROWTH AND       ASSET ALLOCATION   INSURANCE SERIES(R)
                                 FUND/SM/            FUND/SM/         INCOME FUND/SM/        FUND/SM/        NEW WORLD FUND(R)
                            ------------------- ------------------- ------------------- ------------------- -------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the
    Portfolios.............      $  4,734             $18,600            $  48,810           $  3,129           $   215,760
 Expenses:
   Asset-based charges.....        65,210               9,753               11,829             59,102               197,308
                                 --------             -------            ---------           --------           -----------

NET INVESTMENT INCOME
 (LOSS)....................       (60,476)              8,847               36,981            (55,973)               18,452
                                 --------             -------            ---------           --------           -----------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain
    (loss) on investments..        55,092               2,636               16,300             68,846               (41,562)
   Net realized gain
    distribution from
    the Portfolios.........        19,510              30,392                8,352                 --             1,171,824
                                 --------             -------            ---------           --------           -----------
 Net realized gain
   (loss) on investments...        74,602              33,028               24,652             68,846             1,130,262
                                 --------             -------            ---------           --------           -----------

 Net change in
   unrealized
   appreciation
   (depreciation) of
   investments.............       (69,093)             26,094             (143,952)            65,081            (3,075,855)
                                 --------             -------            ---------           --------           -----------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS............         5,509              59,122             (119,300)           133,927            (1,945,593)
                                 --------             -------            ---------           --------           -----------

NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS...........      $(54,967)            $67,969            $ (82,319)          $ 77,954           $(1,927,141)
                                 ========             =======            =========           ========           ===========



                            AXA 400 MANAGED
                              VOLATILITY*
                            ---------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the
    Portfolios.............   $  306,146
 Expenses:
   Asset-based charges.....    1,108,771
                              ----------

NET INVESTMENT INCOME
 (LOSS)....................     (802,625)
                              ----------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain
    (loss) on investments..    2,934,564
   Net realized gain
    distribution from
    the Portfolios.........    3,598,809
                              ----------
 Net realized gain
   (loss) on investments...    6,533,373
                              ----------

 Net change in
   unrealized
   appreciation
   (depreciation) of
   investments.............     (344,281)
                              ----------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS............    6,189,092
                              ----------

NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS...........   $5,386,467
                              ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                                                        AXA
                                             AXA 2000                                               CONSERVATIVE
                            AXA 500 MANAGED   MANAGED    AXA AGGRESSIVE AXA AGGRESSIVE AXA BALANCED    GROWTH
                              VOLATILITY*   VOLATILITY*   ALLOCATION*     STRATEGY*     STRATEGY*    STRATEGY*
                            --------------- -----------  -------------- -------------- ------------ ------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the
    Portfolios.............   $ 1,037,565   $   120,841   $   331,771    $22,878,076   $24,331,329  $10,421,262
 Expenses:
   Asset-based charges.....     2,647,612     1,172,318       307,600     16,590,477    27,648,601   13,334,703
                              -----------   -----------   -----------    -----------   -----------  -----------

NET INVESTMENT INCOME
 (LOSS)....................    (1,610,047)   (1,051,477)       24,171      6,287,599    (3,317,272)  (2,913,441)
                              -----------   -----------   -----------    -----------   -----------  -----------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain
    (loss) on investments..     8,497,439     2,144,807       466,417      6,880,343    18,277,001   10,523,992
   Net realized gain
    distribution from
    the Portfolios.........     6,224,773     4,004,145     1,909,446     28,003,494    35,977,834   13,635,124
                              -----------   -----------   -----------    -----------   -----------  -----------
 Net realized gain
   (loss) on investments...    14,722,212     6,148,952     2,375,863     34,883,837    54,254,835   24,159,116
                              -----------   -----------   -----------    -----------   -----------  -----------

 Net change in
   unrealized
   appreciation
   (depreciation) of
   investments.............     5,879,376    (2,915,103)   (1,723,630)    17,002,624     6,561,423      991,346
                              -----------   -----------   -----------    -----------   -----------  -----------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS............    20,601,588     3,233,849       652,233     51,886,461    60,816,258   25,150,462
                              -----------   -----------   -----------    -----------   -----------  -----------

NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS...........   $18,991,541   $ 2,182,372   $   676,404    $58,174,060   $57,498,986  $22,237,021
                              ===========   ===========   ===========    ===========   ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                                AXA           AXA           AXA
                                             AXA GLOBAL EQUITY     AXA     INTERNATIONAL INTERNATIONAL INTERNATIONAL
                            AXA CONSERVATIVE      MANAGED        GROWTH    CORE MANAGED     MANAGED    VALUE MANAGED
                               STRATEGY*        VOLATILITY*     STRATEGY*   VOLATILITY*   VOLATILITY*   VOLATILITY*
                            ---------------- ----------------- ----------- ------------- ------------- -------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the
    Portfolios.............   $ 4,530,344        $ 147,102     $31,938,890  $   168,316  $  1,030,630    $  70,380
 Expenses:
   Asset-based charges.....     7,750,094          204,291      27,560,563      152,020     1,788,616       61,591
                              -----------        ---------     -----------  -----------  ------------    ---------

NET INVESTMENT INCOME
 (LOSS)....................    (3,219,750)         (57,189)      4,378,327       16,296      (757,986)       8,789
                              -----------        ---------     -----------  -----------  ------------    ---------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain
    (loss) on investments..     5,319,349          375,873      14,898,681      348,938       745,973      116,665
   Net realized gain
    distribution from
    the Portfolios.........     4,260,117               --      49,734,730           --     2,093,706           --
                              -----------        ---------     -----------  -----------  ------------    ---------
 Net realized gain
   (loss) on investments...     9,579,466          375,873      64,633,411      348,938     2,839,679      116,665
                              -----------        ---------     -----------  -----------  ------------    ---------

 Net change in
   unrealized
   appreciation
   (depreciation) of
   investments.............        55,766         (309,319)     13,603,278   (1,515,429)  (11,680,619)    (486,336)
                              -----------        ---------     -----------  -----------  ------------    ---------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS............     9,635,232           66,554      78,236,689   (1,166,491)   (8,840,940)    (369,671)
                              -----------        ---------     -----------  -----------  ------------    ---------

NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS...........   $ 6,415,482        $   9,365     $82,615,016  $(1,150,195) $ (9,598,926)   $(360,882)
                              ===========        =========     ===========  ===========  ============    =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                           AXA LARGE
                            AXA LARGE CAP CAP GROWTH  AXA LARGE CAP AXA MID CAP VALUE              AXA MODERATE
                            CORE MANAGED    MANAGED   VALUE MANAGED      MANAGED      AXA MODERATE    GROWTH
                             VOLATILITY*  VOLATILITY*  VOLATILITY*     VOLATILITY*    ALLOCATION*   STRATEGY*
                            ------------- ----------- ------------- ----------------- ------------ ------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the
    Portfolios.............   $ 70,197    $   38,876   $  256,985      $   59,473     $   971,886  $ 58,587,809
 Expenses:
   Asset-based charges.....     83,774       244,892      202,075         141,656       1,082,385    63,090,532
                              --------    ----------   ----------      ----------     -----------  ------------

NET INVESTMENT INCOME
 (LOSS)....................    (13,577)     (206,016)      54,910         (82,183)       (110,499)   (4,502,723)
                              --------    ----------   ----------      ----------     -----------  ------------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain
    (loss) on investments..    252,197     1,183,275      573,251         586,937         671,800    53,239,839
   Net realized gain
    distribution from
    the Portfolios.........    305,797            --           --              --       3,741,955   101,635,370
                              --------    ----------   ----------      ----------     -----------  ------------
 Net realized gain
   (loss) on investments...    557,994     1,183,275      573,251         586,937       4,413,755   154,875,209
                              --------    ----------   ----------      ----------     -----------  ------------

 Net change in
   unrealized
   appreciation
   (depreciation) of
   investments.............      3,484       555,656      689,513         432,947      (3,065,698)    5,527,153
                              --------    ----------   ----------      ----------     -----------  ------------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS............    561,478     1,738,931    1,262,764       1,019,884       1,348,057   160,402,362
                              --------    ----------   ----------      ----------     -----------  ------------

NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS...........   $547,901    $1,532,915   $1,317,674      $  937,701     $ 1,237,558  $155,899,639
                              ========    ==========   ==========      ==========     ===========  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                                                     AXA/FRANKLIN
                                                                        AXA/FRANKLIN  AXA/FRANKLIN    TEMPLETON
                                                            AXA ULTRA     BALANCED   SMALL CAP VALUE  ALLOCATION
                             AXA MODERATE-   AXA SMARTBETA CONSERVATIVE   MANAGED        MANAGED       MANAGED
                            PLUS ALLOCATION*    EQUITY*     STRATEGY*   VOLATILITY*    VOLATILITY*   VOLATILITY*
                            ---------------- ------------- ------------ ------------ --------------- ------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the
    Portfolios.............   $   621,000      $204,949      $11,593      $211,976      $   1,758      $198,213
 Expenses:
   Asset-based charges.....       615,894         1,777       16,463       122,474        163,812       148,548
                              -----------      --------      -------      --------      ---------      --------

NET INVESTMENT INCOME
 (LOSS)....................         5,106       203,172       (4,870)       89,502       (162,054)       49,665
                              -----------      --------      -------      --------      ---------      --------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain
    (loss) on investments..       549,140           335        8,638       181,026        801,652       322,423
   Net realized gain
    distribution from
    the Portfolios.........     3,142,270        81,413        6,105            --             --        41,492
                              -----------      --------      -------      --------      ---------      --------
 Net realized gain
   (loss) on investments...     3,691,410        81,748       14,743       181,026        801,652       363,915
                              -----------      --------      -------      --------      ---------      --------

 Net change in
   unrealized
   appreciation
   (depreciation) of
   investments.............    (2,602,627)      484,377       (3,091)      105,215       (563,192)      (56,776)
                              -----------      --------      -------      --------      ---------      --------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS............     1,088,783       566,125       11,652       286,241        238,460       307,139
                              -----------      --------      -------      --------      ---------      --------

NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS...........   $ 1,093,889      $769,297      $ 6,782      $375,743      $  76,406      $356,804
                              ===========      ========      =======      ========      =========      ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                         AXA/MUTUAL
                                          LARGE CAP  AXA/TEMPLETON  BLACKROCK                       BLACKROCK
                             AXA/LOOMIS    EQUITY    GLOBAL EQUITY    GLOBAL     BLACKROCK GLOBAL   LARGE CAP
                               SAYLES      MANAGED      MANAGED     ALLOCATION  OPPORTUNITIES V.I.   GROWTH
                              GROWTH*    VOLATILITY*  VOLATILITY*   V.I. FUND          FUND         V.I. FUND
                            -----------  ----------- ------------- -----------  ------------------ -----------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the
    Portfolios............. $    17,815   $ 67,812     $ 248,064   $ 1,855,360      $  10,810      $    87,433
 Expenses:
   Asset-based charges.....     215,590     49,330       239,863     1,042,927          9,050          268,261
                            -----------   --------     ---------   -----------      ---------      -----------

NET INVESTMENT INCOME
 (LOSS)....................    (197,775)    18,482         8,201       812,433          1,760         (180,828)
                            -----------   --------     ---------   -----------      ---------      -----------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain
    (loss) on investments..     392,672    125,174       597,418       819,336           (704)         783,417
   Net realized gain
    distribution from
    the Portfolios.........   5,092,244         --            --     7,117,743         63,515        3,249,751
                            -----------   --------     ---------   -----------      ---------      -----------
 Net realized gain
   (loss) on investments...   5,484,916    125,174       597,418     7,937,079         62,811        4,033,168
                            -----------   --------     ---------   -----------      ---------      -----------

 Net change in
   unrealized
   appreciation
   (depreciation) of
   investments.............  (4,314,458)   108,579      (713,705)   (8,492,557)      (105,684)      (1,442,386)
                            -----------   --------     ---------   -----------      ---------      -----------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS............   1,170,458    233,753      (116,287)     (555,478)       (42,873)       2,590,782
                            -----------   --------     ---------   -----------      ---------      -----------

NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........... $   972,683   $252,235     $(108,086)  $   256,955      $ (41,113)     $ 2,409,954
                            ===========   ========     =========   ===========      =========      ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                          CHARTER/SM/
                            CHARTER/SM/ ALTERNATIVE 100    CHARTER/SM       CHARTER/SM
                            AGGRESSIVE   CONSERVATIVE   /ALTERNATIVE 100 /ALTERNATIVE 100  CHARTER/SM/
                             GROWTH*         PLUS*          GROWTH*         MODERATE*     CONSERVATIVE* CHARTER/SM/ EQUITY*
                            ----------  --------------- ---------------- ---------------- ------------- -----------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the
    Portfolios.............  $103,539      $101,946        $ 120,212        $ 138,373       $ 239,383       $ 58,631
 Expenses:
   Asset-based charges.....    21,180        16,223           13,526           26,198          55,903          5,682
                             --------      --------        ---------        ---------       ---------       --------

NET INVESTMENT INCOME
 (LOSS)....................    82,359        85,723          106,686          112,175         183,480         52,949
                             --------      --------        ---------        ---------       ---------       --------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain
    (loss) on investments..     9,986        13,950             (381)           6,986          (5,175)         5,265
   Net realized gain
    distribution from
    the Portfolios.........     9,181            --               --               --           3,181         66,937
                             --------      --------        ---------        ---------       ---------       --------
 Net realized gain
   (loss) on investments...    19,167        13,950             (381)           6,986          (1,994)        72,202
                             --------      --------        ---------        ---------       ---------       --------

 Net change in
   unrealized
   appreciation
   (depreciation) of
   investments.............   (97,687)      (94,512)        (282,922)        (265,950)       (180,438)       (16,887)
                             --------      --------        ---------        ---------       ---------       --------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS............   (78,520)      (80,562)        (283,303)        (258,964)       (182,432)        55,315
                             --------      --------        ---------        ---------       ---------       --------

NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS...........  $  3,839      $  5,161        $(176,617)       $(146,789)      $   1,048       $108,264
                             ========      ========        =========        =========       =========       ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                           CHARTER/SM/   CHARTER/SM/   CHARTER/SM/
                              CHARTER/SM   CHARTER/SM/ CHARTER/SM/ INCOME INTEREST RATE INTERNATIONAL INTERNATIONAL
                            /FIXED INCOME*  GROWTH*      STRATEGIES*       STRATEGIES*  CONSERVATIVE*    GROWTH*
                            -------------- ----------  ----------------   ------------- ------------- -------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the
    Portfolios.............    $114,004    $ 203,825       $191,780         $ 207,908     $ 132,137     $ 136,263
 Expenses:
   Asset-based charges.....       7,012       83,384         15,057            35,330         2,607         4,883
                               --------    ---------       --------         ---------     ---------     ---------

NET INVESTMENT INCOME
 (LOSS)....................     106,992      120,441        176,723           172,578       129,530       131,380
                               --------    ---------       --------         ---------     ---------     ---------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain
    (loss) on investments..       1,123       29,214          9,871            74,828          (566)       (7,417)
   Net realized gain
    distribution from
    the Portfolios.........          --       37,127         25,802            10,440            --            --
                               --------    ---------       --------         ---------     ---------     ---------
 Net realized gain
   (loss) on investments...       1,123       66,341         35,673            85,268          (566)       (7,417)
                               --------    ---------       --------         ---------     ---------     ---------

 Net change in
   unrealized
   appreciation
   (depreciation) of
   investments.............     (51,853)    (116,838)       (48,412)         (169,365)     (164,687)     (148,659)
                               --------    ---------       --------         ---------     ---------     ---------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS............     (50,730)     (50,497)       (12,739)          (84,097)     (165,253)     (156,076)
                               --------    ---------       --------         ---------     ---------     ---------

NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS...........    $ 56,262    $  69,944       $163,984         $  88,481     $ (35,723)    $ (24,696)
                               ========    =========       ========         =========     =========     =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                             CHARTER/SM/             CHARTER/SM/ CHARTER/SM/               CHARTER/SM/
                            INTERNATIONAL CHARTER/SM  MODERATE   MULTI-SECTOR CHARTER/SM/  SMALL CAP
                              MODERATE*   /MODERATE*  GROWTH*       BOND*     REAL ASSETS*  GROWTH*
                            ------------- ---------- ----------  ------------ ------------ ----------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the
    Portfolios.............   $ 137,216   $ 289,432  $ 188,210     $70,665     $ 123,441   $      --
 Expenses:
   Asset-based charges.....       4,736      93,404     51,407      40,980         3,502     101,428
                              ---------   ---------  ---------     -------     ---------   ---------

NET INVESTMENT INCOME
 (LOSS)....................     132,480     196,028    136,803      29,685       119,939    (101,428)
                              ---------   ---------  ---------     -------     ---------   ---------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain
    (loss) on investments..         990      20,721     17,480      (8,812)          600     275,081
   Net realized gain
    distribution from
    the Portfolios.........          --      21,406     36,704          --            --          --
                              ---------   ---------  ---------     -------     ---------   ---------
 Net realized gain
   (loss) on investments...         990      42,127     54,184      (8,812)          600     275,081
                              ---------   ---------  ---------     -------     ---------   ---------

 Net change in
   unrealized
   appreciation
   (depreciation) of
   investments.............    (179,083)   (295,355)  (168,480)      5,181      (143,885)   (380,520)
                              ---------   ---------  ---------     -------     ---------   ---------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS............    (178,093)   (253,228)  (114,296)     (3,631)     (143,285)   (105,439)
                              ---------   ---------  ---------     -------     ---------   ---------

NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS...........   $ (45,613)  $ (57,200) $  22,507     $26,054     $ (23,346)  $(206,867)
                              =========   =========  =========     =======     =========   =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                             CLEARBRIDGE
                                               VARIABLE     CLEARBRIDGE                                   DELAWARE VIP(R)
                                              AGGRESSIVE  VARIABLE EQUITY DELAWARE VIP(R) DELAWARE VIP(R)  LIMITED-TERM
                              CHARTER/SM/       GROWTH        INCOME        DIVERSIFIED      EMERGING       DIVERSIFIED
                            SMALL CAP VALUE* PORTFOLIO(2)  PORTFOLIO(2)    INCOME SERIES  MARKETS SERIES   INCOME SERIES
                            ---------------- ------------ --------------- --------------- --------------- ---------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the
    Portfolios.............   $    21,569     $      --       $43,632         $18,928        $    777        $ 44,388
 Expenses:
   Asset-based charges.....       166,683        27,555         7,193          26,622           3,858          35,482
                              -----------     ---------       -------         -------        --------        --------

NET INVESTMENT INCOME
 (LOSS)....................      (145,114)      (27,555)       36,439          (7,694)         (3,081)          8,906
                              -----------     ---------       -------         -------        --------        --------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain
    (loss) on investments..       483,494         6,141         2,580           3,277             (91)         (1,289)
   Net realized gain
    distribution from
    the Portfolios.........            --       514,964            --              --             731              --
                              -----------     ---------       -------         -------        --------        --------
 Net realized gain
   (loss) on investments...       483,494       521,105         2,580           3,277             640          (1,289)
                              -----------     ---------       -------         -------        --------        --------

 Net change in
   unrealized
   appreciation
   (depreciation) of
   investments.............    (1,099,904)     (213,256)       46,585          21,619         (55,529)        (15,438)
                              -----------     ---------       -------         -------        --------        --------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS............      (616,410)      307,849        49,165          24,896         (54,889)        (16,727)
                              -----------     ---------       -------         -------        --------        --------

NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS...........   $  (761,524)    $ 280,294       $85,604         $17,202        $(57,970)       $ (7,821)
                              ===========     =========       =======         =======        ========        ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(2)Units were made available on June 13, 2014.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                EATON                          EQ/ALLIANCEBERNSTEIN
                              VANCE VT    EQ/ALLIANCEBERNSTEIN    SHORT DURATION    EQ/ALLIANCEBERNSTEIN EQ/BLACKROCK
                            FLOATING-RATE    DYNAMIC WEALTH         GOVERNMENT           SMALL CAP       BASIC VALUE
                             INCOME FUND      STRATEGIES*             BOND*               GROWTH*          EQUITY*
                            ------------- -------------------- -------------------- -------------------- ------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the
    Portfolios.............   $ 124,534       $15,871,703            $    --            $    24,844       $1,184,901
 Expenses:
   Asset-based charges.....      48,968        24,208,335              3,669                530,416        1,379,928
                              ---------       -----------            -------            -----------       ----------

NET INVESTMENT INCOME
 (LOSS)....................      75,566        (8,336,632)            (3,669)              (505,572)        (195,027)
                              ---------       -----------            -------            -----------       ----------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain
    (loss) on investments..     (12,049)       13,918,357               (604)             1,053,794        3,048,221
   Net realized gain
    distribution from
    the Portfolios.........          --        16,197,354                 --              4,404,509               --
                              ---------       -----------            -------            -----------       ----------
 Net realized gain
   (loss) on investments...     (12,049)       30,115,711               (604)             5,458,303        3,048,221
                              ---------       -----------            -------            -----------       ----------

 Net change in
   unrealized
   appreciation
   (depreciation) of
   investments.............    (113,709)       34,080,892             (1,204)            (4,033,954)       4,773,710
                              ---------       -----------            -------            -----------       ----------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS............    (125,758)       64,196,603             (1,808)             1,424,349        7,821,931
                              ---------       -----------            -------            -----------       ----------

NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS...........   $ (50,192)      $55,859,971            $(5,477)           $   918,777       $7,626,904
                              =========       ===========            =======            ===========       ==========

                               EQ/BOSTON
                            ADVISORS EQUITY
                                INCOME*
                            ---------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the
    Portfolios.............   $   421,734
 Expenses:
   Asset-based charges.....       378,728
                              -----------

NET INVESTMENT INCOME
 (LOSS)....................        43,006
                              -----------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain
    (loss) on investments..     1,029,765
   Net realized gain
    distribution from
    the Portfolios.........     2,511,136
                              -----------
 Net realized gain
   (loss) on investments...     3,540,901
                              -----------

 Net change in
   unrealized
   appreciation
   (depreciation) of
   investments.............    (1,756,657)
                              -----------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS............     1,784,244
                              -----------

NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS...........   $ 1,827,250
                              ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                             EQ/CALVERT  EQ/CAPITAL                                           EQ/EMERGING
                              SOCIALLY    GUARDIAN    EQ/COMMON   EQ/CONVERTIBLE EQ/CORE BOND   MARKETS
                            RESPONSIBLE* RESEARCH*   STOCK INDEX*  SECURITIES*      INDEX*    EQUITY PLUS*
                            ------------ ----------  ------------ -------------- ------------ ------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the
    Portfolios.............   $  9,917   $  109,930   $  235,133     $224,648     $4,266,483   $  89,538
 Expenses:
   Asset-based charges.....     14,929      217,417      205,821       21,742      4,723,437      25,833
                              --------   ----------   ----------     --------     ----------   ---------

NET INVESTMENT INCOME
 (LOSS)....................     (5,012)    (107,487)      29,312      202,906       (456,954)     63,705
                              --------   ----------   ----------     --------     ----------   ---------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain
    (loss) on investments..     30,426      788,506      549,772        5,157        148,470      15,331
   Net realized gain
    distribution from
    the Portfolios.........     10,765           --           --      266,769             --      38,393
                              --------   ----------   ----------     --------     ----------   ---------
 Net realized gain
   (loss) on investments...     41,191      788,506      549,772      271,926        148,470      53,724
                              --------   ----------   ----------     --------     ----------   ---------

 Net change in
   unrealized
   appreciation
   (depreciation) of
   investments.............     91,009      620,659      966,925      486,594      3,296,537    (587,329)
                              --------   ----------   ----------     --------     ----------   ---------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS............    132,200    1,409,165    1,516,697      758,520      3,445,007    (533,605)
                              --------   ----------   ----------     --------     ----------   ---------

NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS...........   $127,188   $1,301,678   $1,546,009     $961,426     $2,988,053   $(469,900)
                              ========   ==========   ==========     ========     ==========   =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                           EQ/GAMCO                   EQ/GLOBAL
                                           EQ/EQUITY 500  MERGERS AND  EQ/GAMCO SMALL   BOND     EQ/HIGH YIELD
                            EQ/ENERGY ETF*    INDEX*     ACQUISITIONS* COMPANY VALUE*   PLUS*        BOND*
                            -------------- ------------- ------------- -------------- ---------  -------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the
    Portfolios.............   $  70,944     $1,418,760     $      --    $   470,412   $  80,414   $ 2,262,259
 Expenses:
   Asset-based charges.....       4,842      1,160,305       152,339      2,163,167     168,589        51,220
                              ---------     ----------     ---------    -----------   ---------   -----------

NET INVESTMENT INCOME
 (LOSS)....................      66,102        258,455      (152,339)    (1,692,755)    (88,175)    2,211,039
                              ---------     ----------     ---------    -----------   ---------   -----------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain
    (loss) on investments..      (1,045)     2,277,505        51,763      3,883,220    (179,369)       16,920
   Net realized gain
    distribution from
    the Portfolios.........      12,595      1,303,440       478,531      5,650,777     152,575        20,905
                              ---------     ----------     ---------    -----------   ---------   -----------
 Net realized gain
   (loss) on investments...      11,550      3,580,945       530,294      9,533,997     (26,794)       37,825
                              ---------     ----------     ---------    -----------   ---------   -----------

 Net change in
   unrealized
   appreciation
   (depreciation) of
   investments.............    (790,403)     5,192,991      (349,809)    (4,509,275)     42,385    (1,335,868)
                              ---------     ----------     ---------    -----------   ---------   -----------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS............    (778,853)     8,773,936       180,485      5,024,722      15,591    (1,298,043)
                              ---------     ----------     ---------    -----------   ---------   -----------

NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS...........   $(712,751)    $9,032,391     $  28,146    $ 3,331,967   $ (72,584)  $   912,996
                              =========     ==========     =========    ===========   =========   ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                                            EQ/JPMORGAN
                            EQ/INTERMEDIATE  EQ/INTERNATIONAL EQ/INTERNATIONAL EQ/INVESCO      VALUE      EQ/LARGE CAP
                            GOVERNMENT BOND*  EQUITY INDEX*         ETF*       COMSTOCK*   OPPORTUNITIES* GROWTH INDEX*
                            ---------------- ---------------- ---------------- ----------  -------------- -------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the
    Portfolios.............   $   533,457      $   647,822      $   113,801    $  486,216    $   97,334    $   196,489
 Expenses:
   Asset-based charges.....     1,900,624          212,127           64,043       314,000       128,061        236,535
                              -----------      -----------      -----------    ----------    ----------    -----------

NET INVESTMENT INCOME
 (LOSS)....................    (1,367,167)         435,695           49,758       172,216       (30,727)       (40,046)
                              -----------      -----------      -----------    ----------    ----------    -----------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain
    (loss) on investments..       115,695          244,509         (248,028)    1,094,910       385,541        461,416
   Net realized gain
    distribution from
    the Portfolios.........       112,774               --        2,412,419            --            --      2,444,282
                              -----------      -----------      -----------    ----------    ----------    -----------
 Net realized gain
   (loss) on investments...       228,469          244,509        2,164,391     1,094,910       385,541      2,905,698
                              -----------      -----------      -----------    ----------    ----------    -----------

 Net change in
   unrealized
   appreciation
   (depreciation) of
   investments.............     1,236,403       (2,504,313)      (2,592,625)      (48,147)      743,865     (1,105,965)
                              -----------      -----------      -----------    ----------    ----------    -----------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS............     1,464,872       (2,259,804)        (428,234)    1,046,763     1,129,406      1,799,733
                              -----------      -----------      -----------    ----------    ----------    -----------

NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS...........   $    97,705      $(1,824,109)     $  (378,476)   $1,218,979    $1,098,679    $ 1,759,687
                              ===========      ===========      ===========    ==========    ==========    ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                              EQ/MFS                                       EQ/MORGAN
                            EQ/LARGE CAP EQ/LOW VOLATILITY INTERNATIONAL                     EQ/MONEY   STANLEY MID CAP
                            VALUE INDEX*    GLOBAL ETF*       GROWTH*    EQ/MID CAP INDEX*   MARKET*        GROWTH*
                            ------------ ----------------- ------------- ----------------- -----------  ---------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the
    Portfolios.............  $  271,035      $116,866       $   255,852     $  303,393     $       119    $        --
 Expenses:
   Asset-based charges.....     200,134         3,147           360,770        429,152       1,585,817        743,626
                             ----------      --------       -----------     ----------     -----------    -----------

NET INVESTMENT INCOME
 (LOSS)....................      70,901       113,719          (104,918)      (125,759)     (1,585,698)      (743,626)
                             ----------      --------       -----------     ----------     -----------    -----------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain
    (loss) on investments..     869,098         2,421           407,564        800,326              (1)     1,316,167
   Net realized gain
    distribution from
    the Portfolios.........          --           290         1,062,396             --             238      6,473,719
                             ----------      --------       -----------     ----------     -----------    -----------
 Net realized gain
   (loss) on investments...     869,098         2,711         1,469,960        800,326             237      7,789,886
                             ----------      --------       -----------     ----------     -----------    -----------

 Net change in
   unrealized
   appreciation
   (depreciation) of
   investments.............     534,367       236,470        (2,998,417)     1,619,018             285     (8,298,274)
                             ----------      --------       -----------     ----------     -----------    -----------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS............   1,403,465       239,181        (1,528,457)     2,419,344             522       (508,388)
                             ----------      --------       -----------     ----------     -----------    -----------

NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS...........  $1,474,366      $352,900       $(1,633,375)    $2,293,585     $(1,585,176)   $(1,252,014)
                             ==========      ========       ===========     ==========     ===========    ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                            EQ/PIMCO
                              EQ/NATURAL    EQ/OPPENHEIMER EQ/PIMCO GLOBAL ULTRA SHORT EQ/QUALITY EQ/REAL ESTATE
                            RESOURCES PLUS*    GLOBAL*      REAL RETURN*      BOND*    BOND PLUS*     PLUS*
                            --------------- -------------- --------------- ----------- ---------- --------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the
    Portfolios.............   $    92,439     $ 196,295       $199,972      $ 101,754  $ 253,312     $325,279
 Expenses:
   Asset-based charges.....        14,714       488,673         39,260        369,079    353,830       50,904
                              -----------     ---------       --------      ---------  ---------     --------

NET INVESTMENT INCOME
 (LOSS)....................        77,725      (292,378)       160,712       (267,325)  (100,518)     274,375
                              -----------     ---------       --------      ---------  ---------     --------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain
    (loss) on investments..          (890)      892,913          5,368        (59,119)     9,364       61,552
   Net realized gain
    distribution from
    the Portfolios.........        55,110            --             --             --         --       58,234
                              -----------     ---------       --------      ---------  ---------     --------
 Net realized gain
   (loss) on investments...        54,220       892,913          5,368        (59,119)     9,364      119,786
                              -----------     ---------       --------      ---------  ---------     --------

 Net change in
   unrealized
   appreciation
   (depreciation) of
   investments.............    (1,068,508)     (576,296)       (17,123)       (68,972)   412,117        4,949
                              -----------     ---------       --------      ---------  ---------     --------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS............    (1,014,288)      316,617        (11,755)      (128,091)   421,481      124,735
                              -----------     ---------       --------      ---------  ---------     --------

NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS...........   $  (936,563)    $  24,239       $148,957      $(395,416) $ 320,963     $399,110
                              ===========     =========       ========      =========  =========     ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                            EQ/T. ROWE                                    FEDERATED
                               EQ/SMALL    PRICE GROWTH EQ/UBS GROWTH & EQ/WELLS FARGO HIGH INCOME BOND    FEDERATED
                            COMPANY INDEX*    STOCK*        INCOME*     OMEGA GROWTH*      FUND II      KAUFMANN FUND II
                            -------------- ------------ --------------- -------------- ---------------- ----------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the
    Portfolios.............  $   191,958   $        --     $ 32,787      $        --      $  79,217         $    --
 Expenses:
   Asset-based charges.....      304,842     1,025,080       78,360        1,263,609         34,224           3,145
                             -----------   -----------     --------      -----------      ---------         -------

NET INVESTMENT INCOME
 (LOSS)....................     (112,884)   (1,025,080)     (45,573)      (1,263,609)        44,993          (3,145)
                             -----------   -----------     --------      -----------      ---------         -------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain
    (loss) on investments..      566,005     2,716,127      287,937          590,416         (4,417)           (289)
   Net realized gain
    distribution from
    the Portfolios.........    2,077,625            --           --       10,956,247             --          11,471
                             -----------   -----------     --------      -----------      ---------         -------
 Net realized gain
   (loss) on investments...    2,643,630     2,716,127      287,937       11,546,663         (4,417)         11,182
                             -----------   -----------     --------      -----------      ---------         -------

 Net change in
   unrealized
   appreciation
   (depreciation) of
   investments.............   (1,710,335)    3,466,036      392,244       (8,048,207)      (101,127)         22,586
                             -----------   -----------     --------      -----------      ---------         -------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS............      933,295     6,182,163      680,181        3,498,456       (105,544)         33,768
                             -----------   -----------     --------      -----------      ---------         -------

NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS...........  $   820,411   $ 5,157,083     $634,608      $ 2,234,847      $ (60,551)        $30,623
                             ===========   ===========     ========      ===========      =========         =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                            FIDELITY(R) VIP  FIDELITY(R) VIP FIDELITY(R) VIP FIDELITY(R) VIP FIDELITY(R) VIP FIDELITY(R) VIP
                             ASSET MANAGER:   CONTRAFUND(R)   FREEDOM 2015    FREEDOM 2020    FREEDOM 2025    FREEDOM 2030
                            GROWTH PORTFOLIO    PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                            ---------------- --------------- --------------- --------------- --------------- ---------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the
    Portfolios.............     $  7,322       $  761,935       $ 11,655         $ 9,979         $12,940         $11,249
 Expenses:
   Asset-based charges.....       17,153        1,261,466         13,095          10,552          12,592           8,905
                                --------       ----------       --------         -------         -------         -------

NET INVESTMENT INCOME
 (LOSS)....................       (9,831)        (499,531)        (1,440)           (573)            348           2,344
                                --------       ----------       --------         -------         -------         -------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain
    (loss) on investments..      109,204        2,733,272         25,817          16,367          22,420          13,008
   Net realized gain
    distribution from
    the Portfolios.........          772        2,121,521         15,330          13,167          18,253          13,881
                                --------       ----------       --------         -------         -------         -------
 Net realized gain
   (loss) on investments...      109,976        4,854,793         41,147          29,534          40,673          26,889
                                --------       ----------       --------         -------         -------         -------

 Net change in
   unrealized
   appreciation
   (depreciation) of
   investments.............      (50,634)       4,301,060        (10,486)         (6,699)         (8,702)         (4,445)
                                --------       ----------       --------         -------         -------         -------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS............       59,342        9,155,853         30,661          22,835          31,971          22,444
                                --------       ----------       --------         -------         -------         -------

NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS...........     $ 49,511       $8,656,322       $ 29,221         $22,262         $32,319         $24,788
                                ========       ==========       ========         =======         =======         =======

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                              FIRST TRUST/DOW
                                                                 FIRST TRUST  JONES DIVIDEND &    FRANKLIN
                                                FIDELITY(R) VIP  MULTI INCOME      INCOME      FOUNDING FUNDS
                            FIDELITY(R) VIP MID STRATEGIC INCOME  ALLOCATION     ALLOCATION    ALLOCATION VIP FRANKLIN INCOME
                               CAP PORTFOLIO       PORTFOLIO     PORTFOLIO(2)    PORTFOLIO          FUND         VIP FUND
                            ------------------- ---------------- ------------ ---------------- -------------- ---------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the
    Portfolios.............     $    8,962         $1,572,423      $ 3,476        $ 59,234       $ 416,696      $ 2,281,082
 Expenses:
   Asset-based charges.....        556,600            641,978        1,867          86,944         217,551          690,345
                                ----------         ----------      -------        --------       ---------      -----------

NET INVESTMENT INCOME
 (LOSS)....................       (547,638)           930,445        1,609         (27,710)        199,145        1,590,737
                                ----------         ----------      -------        --------       ---------      -----------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain
    (loss) on investments..        399,230           (118,461)      (2,743)         63,583        (150,632)         507,957
   Net realized gain
    distribution from
    the Portfolios.........        892,213            629,917           --              --          12,710               --
                                ----------         ----------      -------        --------       ---------      -----------
 Net realized gain
   (loss) on investments...      1,291,443            511,456       (2,743)         63,583        (137,922)         507,957
                                ----------         ----------      -------        --------       ---------      -----------

 Net change in
   unrealized
   appreciation
   (depreciation) of
   investments.............      1,153,969           (925,815)       4,244         534,137        (178,600)      (1,930,059)
                                ----------         ----------      -------        --------       ---------      -----------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS............      2,445,412           (414,359)       1,501         597,720        (316,522)      (1,422,102)
                                ----------         ----------      -------        --------       ---------      -----------

NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS...........     $1,897,774         $  516,086      $ 3,110        $570,010       $(117,377)     $   168,635
                                ==========         ==========      =======        ========       =========      ===========

-----------
The accompanying notes are an integral part of these financial statements.
(2)Units were made available on June 13, 2014.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                                                  GUGGENHEIM VT
                                FRANKLIN      FRANKLIN RISING     FRANKLIN       GOLDMAN SACHS       GLOBAL       GUGGENHEIM VT
                            MUTUAL SHARES VIP    DIVIDENDS    STRATEGIC INCOME VIT MID CAP VALUE MANAGED FUTURES   MULTI-HEDGE
                                  FUND           VIP FUND         VIP FUND           FUND         STRATEGY FUND  STRATEGIES FUND
                            ----------------- --------------- ---------------- ----------------- --------------- ---------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the
    Portfolios.............     $244,524        $  374,121      $ 2,445,082       $   221,274       $     --        $     --
 Expenses:
   Asset-based charges.....      167,576           412,164          614,866           356,241         10,424          11,029
                                --------        ----------      -----------       -----------       --------        --------

NET INVESTMENT INCOME
 (LOSS)....................       76,948           (38,043)       1,830,216          (134,967)       (10,424)        (11,029)
                                --------        ----------      -----------       -----------       --------        --------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain
    (loss) on investments..      387,278           363,903         (298,189)          920,432         (6,829)          1,715
   Net realized gain
    distribution from
    the Portfolios.........       63,578           550,527          809,811         4,825,680             --              --
                                --------        ----------      -----------       -----------       --------        --------
 Net realized gain
   (loss) on investments...      450,856           914,430          511,622         5,746,112         (6,829)          1,715
                                --------        ----------      -----------       -----------       --------        --------

 Net change in
   unrealized
   appreciation
   (depreciation) of
   investments.............       82,656         1,534,348       (2,473,435)       (2,947,657)       127,332          34,499
                                --------        ----------      -----------       -----------       --------        --------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS............      533,512         2,448,778       (1,961,813)        2,798,455        120,503          36,214
                                --------        ----------      -----------       -----------       --------        --------

NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS...........     $610,460        $2,410,735      $  (131,597)      $ 2,663,488       $110,079        $ 25,185
                                ========        ==========      ===========       ===========       ========        ========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                HARTFORD         HARTFORD
                                CAPITAL           GROWTH        INVESCO V.I.   INVESCO V.I.   INVESCO V.I.  INVESCO V.I.
                            APPRECIATION HLS OPPORTUNITIES HLS    AMERICAN     BALANCED-RISK   DIVERSIFIED  GLOBAL HEALTH
                                FUND(2)           FUND(2)      FRANCHISE FUND ALLOCATION FUND DIVIDEND FUND   CARE FUND
                            ---------------- ----------------- -------------- --------------- ------------- -------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the
    Portfolios.............     $ 11,000          $   299        $      --       $     --      $  211,032     $     --
 Expenses:
   Asset-based charges.....        4,643            3,725            9,329         20,839         188,394        6,959
                                --------          -------        ---------       --------      ----------     --------

NET INVESTMENT INCOME
 (LOSS)....................        6,357           (3,426)          (9,329)       (20,839)         22,638       (6,959)
                                --------          -------        ---------       --------      ----------     --------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain
    (loss) on investments..       (5,245)          (3,638)         208,528          4,139         499,317      (51,659)
   Net realized gain
    distribution from
    the Portfolios.........       44,543           28,152               --        129,678              --       20,834
                                --------          -------        ---------       --------      ----------     --------
 Net realized gain
   (loss) on investments...       39,298           24,514          208,528        133,817         499,317      (30,825)
                                --------          -------        ---------       --------      ----------     --------

 Net change in
   unrealized
   appreciation
   (depreciation) of
   investments.............      (29,020)          25,244         (178,311)       (72,210)        851,821       51,410
                                --------          -------        ---------       --------      ----------     --------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS............       10,278           49,758           30,217         61,607       1,351,138       20,585
                                --------          -------        ---------       --------      ----------     --------

NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS...........     $ 16,635          $46,332        $  20,888       $ 40,768      $1,373,776     $ 13,626
                                ========          =======        =========       ========      ==========     ========

-----------
The accompanying notes are an integral part of these financial statements.
(2)Units were made available on June 13, 2014.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                            INVESCO V.I.                   INVESCO V.I.  INVESCO V.I. MID
                            GLOBAL REAL  INVESCO V.I. HIGH INTERNATIONAL CAP CORE EQUITY  INVESCO V.I. SMALL IVY FUNDS VIP
                            ESTATE FUND     YIELD FUND      GROWTH FUND        FUND        CAP EQUITY FUND   ASSET STRATEGY
                            ------------ ----------------- ------------- ---------------- ------------------ --------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the
    Portfolios.............  $  873,011     $ 1,026,939     $   462,738     $       --       $        --      $   235,194
 Expenses:
   Asset-based charges.....     828,211         278,263         433,015        112,138           103,728          720,969
                             ----------     -----------     -----------     ----------       -----------      -----------

NET INVESTMENT INCOME
 (LOSS)....................      44,800         748,676          29,723       (112,138)         (103,728)        (485,775)
                             ----------     -----------     -----------     ----------       -----------      -----------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain
    (loss) on investments..     571,814         102,692         651,290        156,557           749,987          663,735
   Net realized gain
    distribution from
    the Portfolios.........          --              --              --        961,363           670,607        6,234,154
                             ----------     -----------     -----------     ----------       -----------      -----------
 Net realized gain
   (loss) on investments...     571,814         102,692         651,290      1,117,920         1,420,594        6,897,889
                             ----------     -----------     -----------     ----------       -----------      -----------

 Net change in
   unrealized
   appreciation
   (depreciation) of
   investments.............   5,846,284      (1,077,208)     (1,255,617)      (822,807)       (1,179,031)      (9,772,203)
                             ----------     -----------     -----------     ----------       -----------      -----------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS............   6,418,098        (974,516)       (604,327)       295,113           241,563       (2,874,314)
                             ----------     -----------     -----------     ----------       -----------      -----------

NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS...........  $6,462,898     $  (225,840)    $  (574,604)    $  182,975       $   137,835      $(3,360,089)
                             ==========     ===========     ===========     ==========       ===========      ===========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                        IVY FUNDS
                            IVY FUNDS VIP               VIP GLOBAL                     IVY FUNDS VIP
                              DIVIDEND     IVY FUNDS     NATURAL    IVY FUNDS VIP HIGH     MICRO     IVY FUNDS VIP MID
                            OPPORTUNITIES  VIP ENERGY   RESOURCES         INCOME        CAP GROWTH      CAP GROWTH
                            ------------- -----------  -----------  ------------------ ------------- -----------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the
    Portfolios.............  $  170,172   $        --  $        --     $ 4,611,918       $      --      $       --
 Expenses:
   Asset-based charges.....     218,456       399,727      193,724       1,467,315          14,452         505,028
                             ----------   -----------  -----------     -----------       ---------      ----------

NET INVESTMENT INCOME
 (LOSS)....................     (48,284)     (399,727)    (193,724)      3,144,603         (14,452)       (505,028)
                             ----------   -----------  -----------     -----------       ---------      ----------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain
    (loss) on investments..     443,676       883,908     (242,028)        911,826        (172,266)        713,127
   Net realized gain
    distribution from
    the Portfolios.........   1,141,610       838,772           --         695,784         121,351       2,077,049
                             ----------   -----------  -----------     -----------       ---------      ----------
 Net realized gain
   (loss) on investments...   1,585,286     1,722,680     (242,028)      1,607,610         (50,915)      2,790,176
                             ----------   -----------  -----------     -----------       ---------      ----------

 Net change in
   unrealized
   appreciation
   (depreciation) of
   investments.............    (321,025)   (5,889,354)  (1,595,721)     (5,092,716)        (34,709)        (23,845)
                             ----------   -----------  -----------     -----------       ---------      ----------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS............   1,264,261    (4,166,674)  (1,837,749)     (3,485,106)        (85,624)      2,766,331
                             ----------   -----------  -----------     -----------       ---------      ----------

NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS...........  $1,215,977   $(4,566,401) $(2,031,473)    $  (340,503)      $(100,076)     $2,261,303
                             ==========   ===========  ===========     ===========       =========      ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                                          JANUS ASPEN       LAZARD
                                                                           JANUS ASPEN      SERIES        RETIREMENT
                               IVY FUNDS      IVY FUNDS     JANUS ASPEN      SERIES     INTECH U.S. LOW    EMERGING
                            VIP SCIENCE AND VIP SMALL CAP SERIES BALANCED FLEXIBLE BOND   VOLATILITY    MARKETS EQUITY
                              TECHNOLOGY       GROWTH        PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                            --------------- ------------- --------------- ------------- --------------- --------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the
    Portfolios.............   $        --    $        --     $ 30,133       $ 45,149        $ 6,088      $ 1,315,954
 Expenses:
   Asset-based charges.....       626,323        229,100       19,866         13,882          6,718        1,060,093
                              -----------    -----------     --------       --------        -------      -----------

NET INVESTMENT INCOME
 (LOSS)....................      (626,323)      (229,100)      10,267         31,267           (630)         255,861
                              -----------    -----------     --------       --------        -------      -----------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain
    (loss) on investments..     2,226,005        468,269          742          4,526          3,219           44,937
   Net realized gain
    distribution from
    the Portfolios.........     3,414,523      1,856,911       28,571             --            444          698,880
                              -----------    -----------     --------       --------        -------      -----------
 Net realized gain
   (loss) on investments...     5,640,528      2,325,180       29,313          4,526          3,663          743,817
                              -----------    -----------     --------       --------        -------      -----------

 Net change in
   unrealized
   appreciation
   (depreciation) of
   investments.............    (4,236,598)    (2,028,419)      73,780        (20,590)        94,437       (5,801,294)
                              -----------    -----------     --------       --------        -------      -----------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS............     1,403,930        296,761      103,093        (16,064)        98,100       (5,057,477)
                              -----------    -----------     --------       --------        -------      -----------

NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS...........   $   777,607    $    67,661     $113,360       $ 15,203        $97,470      $(4,801,616)
                              ===========    ===========     ========       ========        =======      ===========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                            LORD ABBETT   LORD ABBETT    LORD ABBETT
                              SERIES         SERIES        SERIES
                            FUND - BOND  FUND - CLASSIC FUND - GROWTH     MFS(R)      MFS(R) INVESTORS
                             DEBENTURE       STOCK      OPPORTUNITIES  INTERNATIONAL       GROWTH      MFS(R) INVESTORS
                             PORTFOLIO     PORTFOLIO      PORTFOLIO   VALUE PORTFOLIO   STOCK SERIES     TRUST SERIES
                            -----------  -------------- ------------- --------------- ---------------- ----------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the
    Portfolios............. $ 1,541,202    $  34,553      $      --     $ 1,510,964       $ 23,546        $  56,240
 Expenses:
   Asset-based charges.....     344,736       62,934         40,894       1,130,149        118,094          102,393
                            -----------    ---------      ---------     -----------       --------        ---------

NET INVESTMENT INCOME
 (LOSS)....................   1,196,466      (28,381)       (40,894)        380,815        (94,548)         (46,153)
                            -----------    ---------      ---------     -----------       --------        ---------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain
    (loss) on investments..      59,571      122,253         22,387       1,464,097        189,227          274,942
   Net realized gain
    distribution from
    the Portfolios.........     836,659      587,627        673,216              --        475,556          571,320
                            -----------    ---------      ---------     -----------       --------        ---------
 Net realized gain
   (loss) on investments...     896,230      709,880        695,603       1,464,097        664,783          846,262
                            -----------    ---------      ---------     -----------       --------        ---------

 Net change in
   unrealized
   appreciation
   (depreciation) of
   investments.............  (1,713,106)    (349,304)      (508,618)     (2,467,264)       210,055         (141,934)
                            -----------    ---------      ---------     -----------       --------        ---------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS............    (816,876)     360,576        186,985      (1,003,167)       874,838          704,328
                            -----------    ---------      ---------     -----------       --------        ---------

NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........... $   379,590    $ 332,195      $ 146,091     $  (622,352)      $780,290        $ 658,175
                            ===========    =========      =========     ===========       ========        =========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                                                   MULTIMANAGER
                            MFS(R) RESEARCH MFS(R) TECHNOLOGY MFS(R) UTILITIES                      AGGRESSIVE  MULTIMANAGER
                                SERIES          PORTFOLIO          SERIES      MFS(R) VALUE SERIES   EQUITY*     CORE BOND*
                            --------------- ----------------- ---------------- ------------------- ------------ ------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the
    Portfolios.............     $ 2,719        $       --        $  644,703         $ 19,593        $   10,703   $1,943,811
 Expenses:
   Asset-based charges.....       4,701           180,495           441,520           14,434           146,821    1,404,775
                                -------        ----------        ----------         --------        ----------   ----------

NET INVESTMENT INCOME
 (LOSS)....................      (1,982)         (180,495)          203,183            5,159          (136,118)     539,036
                                -------        ----------        ----------         --------        ----------   ----------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain
    (loss) on investments..      (1,229)          777,175           948,737             (517)          633,625     (632,779)
   Net realized gain
    distribution from
    the Portfolios.........      35,886           264,196         1,242,671           45,969                --      992,860
                                -------        ----------        ----------         --------        ----------   ----------
 Net realized gain
   (loss) on investments...      34,657         1,041,371         2,191,408           45,452           633,625      360,081
                                -------        ----------        ----------         --------        ----------   ----------

 Net change in
   unrealized
   appreciation
   (depreciation) of
   investments.............       8,990           249,457           126,926           83,254           371,287      958,728
                                -------        ----------        ----------         --------        ----------   ----------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS............      43,647         1,290,828         2,318,334          128,706         1,004,912    1,318,809
                                -------        ----------        ----------         --------        ----------   ----------

NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS...........     $41,665        $1,110,333        $2,521,517         $133,865        $  868,794   $1,857,845
                                =======        ==========        ==========         ========        ==========   ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                           NEUBERGER      NEUBERGER
                                                                        BERMAN ABSOLUTE    BERMAN
                                                                            RETURN      INTERNATIONAL  PIMCO COMMODITY
                             MULTIMANAGER    MULTIMANAGER  MULTIMANAGER  MULTI-MANAGER     EQUITY       REAL RETURN(R)
                            MID CAP GROWTH* MID CAP VALUE* TECHNOLOGY*   PORTFOLIO(2)   PORTFOLIO(2)  STRATEGY PORTFOLIO
                            --------------- -------------- ------------ --------------- ------------- ------------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the
    Portfolios.............   $       --       $ 40,826     $       --      $    --       $  2,054       $    58,409
 Expenses:
   Asset-based charges.....      176,450        120,207        116,852        1,980          3,075           314,734
                              ----------       --------     ----------      -------       --------       -----------

NET INVESTMENT INCOME
 (LOSS)....................     (176,450)       (79,381)      (116,852)      (1,980)        (1,021)         (256,325)
                              ----------       --------     ----------      -------       --------       -----------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain
    (loss) on investments..      (41,701)       272,516        478,420            6         (3,596)       (1,076,609)
   Net realized gain
    distribution from
    the Portfolios.........    1,474,278             --        660,189           --             --                --
                              ----------       --------     ----------      -------       --------       -----------
 Net realized gain
   (loss) on investments...    1,432,577        272,516      1,138,609            6         (3,596)       (1,076,609)
                              ----------       --------     ----------      -------       --------       -----------

 Net change in
   unrealized
   appreciation
   (depreciation) of
   investments.............     (791,082)       126,339        (91,402)       3,946        (10,796)       (3,389,817)
                              ----------       --------     ----------      -------       --------       -----------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS............      641,495        398,855      1,047,207        3,952        (14,392)       (4,466,426)
                              ----------       --------     ----------      -------       --------       -----------

NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS...........   $  465,045       $319,474     $  930,355      $ 1,972       $(15,413)      $(4,722,751)
                              ==========       ========     ==========      =======       ========       ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(2)Units were made available for sale on June 13, 2014.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                          PIMCO GLOBAL
                            PIMCO EMERGING  PIMCO GLOBAL  MULTI-ASSET   PIMCO REAL  PIMCO TOTAL
                             MARKETS BOND  BOND PORTFOLIO   MANAGED       RETURN      RETURN     PROFUND
                              PORTFOLIO      (UNHEDGED)    PORTFOLIO    PORTFOLIO    PORTFOLIO   VP BEAR
                            -------------- -------------- ------------ -----------  ----------- ---------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the
    Portfolios.............   $ 978,927       $  6,247      $ 2,213    $   868,618  $2,703,132  $      --
 Expenses:
   Asset-based charges.....     277,780          3,010          676        979,651   1,843,812      7,807
                              ---------       --------      -------    -----------  ----------  ---------

NET INVESTMENT INCOME
 (LOSS)....................     701,147          3,237        1,537       (111,033)    859,320     (7,807)
                              ---------       --------      -------    -----------  ----------  ---------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain
    (loss) on investments..    (270,528)           228          861     (1,466,844)   (522,142)  (122,981)
   Net realized gain
    distribution from
    the Portfolios.........     394,835         15,711           --             --          --         --
                              ---------       --------      -------    -----------  ----------  ---------
 Net realized gain
   (loss) on investments...     124,307         15,939          861     (1,466,844)   (522,142)  (122,981)
                              ---------       --------      -------    -----------  ----------  ---------

 Net change in
   unrealized
   appreciation
   (depreciation) of
   investments.............    (950,167)       (35,281)      (2,270)     2,467,619   2,921,919     48,276
                              ---------       --------      -------    -----------  ----------  ---------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS............    (825,860)       (19,342)      (1,409)     1,000,775   2,399,777    (74,705)
                              ---------       --------      -------    -----------  ----------  ---------

NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS...........   $(124,713)      $(16,105)     $   128    $   889,742  $3,259,097  $ (82,512)
                              =========       ========      =======    ===========  ==========  =========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                          QS LEGG MASON                      SEI VP
                                             PUTNAM VT      PUTNAM VT        DYNAMIC                      CONSERVATIVE
                             PROFUND VP      ABSOLUTE      DIVERSIFIED    MULTI-STRATEGY  SEI VP BALANCED   STRATEGY
                            BIOTECHNOLOGY RETURN 500 FUND INCOME FUND(2) VIT PORTFOLIO(2)  STRATEGY FUND      FUND
                            ------------- --------------- -------------- ---------------- --------------- ------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the
    Portfolios.............  $       --       $    --        $     --        $ 8,527         $ 54,650       $ 83,587
 Expenses:
   Asset-based charges.....     423,611         2,595           5,118          2,022           14,740         39,528
                             ----------       -------        --------        -------         --------       --------

NET INVESTMENT INCOME
 (LOSS)....................    (423,611)       (2,595)         (5,118)         6,505           39,910         44,059
                             ----------       -------        --------        -------         --------       --------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain
    (loss) on investments..   2,696,058           943          (4,771)            91            5,767          8,390
   Net realized gain
    distribution from
    the Portfolios.........   2,017,922           622              --             --            1,228          1,177
                             ----------       -------        --------        -------         --------       --------
 Net realized gain
   (loss) on investments...   4,713,980         1,565          (4,771)            91            6,995          9,567
                             ----------       -------        --------        -------         --------       --------

 Net change in
   unrealized
   appreciation
   (depreciation) of
   investments.............   2,977,021        10,253         (25,475)        (4,172)         (42,075)       (29,697)
                             ----------       -------        --------        -------         --------       --------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS............   7,691,001        11,818         (30,246)        (4,081)         (35,080)       (20,130)
                             ----------       -------        --------        -------         --------       --------

NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS...........  $7,267,390       $ 9,223        $(35,364)       $ 2,424         $  4,830       $ 23,929
                             ==========       =======        ========        =======         ========       ========

-----------
The accompanying notes are an integral part of these financial statements.
(2)Units were made available for sale on June 13, 2014.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                               SEI VP        SEI VP                     T. ROWE PRICE  T. ROWE PRICE     TEMPLETON
                            MARKET GROWTH  MARKET PLUS  SEI VP MODERATE EQUITY INCOME HEALTH SCIENCES    DEVELOPING
                            STRATEGY FUND STRATEGY FUND  STRATEGY FUND  PORTFOLIO-II   PORTFOLIO-II   MARKETS VIP FUND
                            ------------- ------------- --------------- ------------- --------------- ----------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the
    Portfolios.............   $130,864      $ 26,701       $113,736        $14,341      $        --      $ 123,209
 Expenses:
   Asset-based charges.....     43,831         9,479         28,058         10,330          755,630        119,316
                              --------      --------       --------        -------      -----------      ---------

NET INVESTMENT INCOME
 (LOSS)....................     87,033        17,222         85,678          4,011         (755,630)         3,893
                              --------      --------       --------        -------      -----------      ---------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain
    (loss) on investments..     10,561        17,604          2,747          2,735        3,381,993       (218,605)
   Net realized gain
    distribution from
    the Portfolios.........      4,673         2,453          5,513             --        5,413,325             --
                              --------      --------       --------        -------      -----------      ---------
 Net realized gain
   (loss) on investments...     15,234        20,057          8,260          2,735        8,795,318       (218,605)
                              --------      --------       --------        -------      -----------      ---------

 Net change in
   unrealized
   appreciation
   (depreciation) of
   investments.............    (42,941)      (12,329)       (45,107)        37,801        6,257,655       (677,703)
                              --------      --------       --------        -------      -----------      ---------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS............    (27,707)        7,728        (36,847)        40,536       15,052,973       (896,308)
                              --------      --------       --------        -------      -----------      ---------

NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS...........   $ 59,326      $ 24,950       $ 48,831        $44,547      $14,297,343      $(892,415)
                              ========      ========       ========        =======      ===========      =========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF OPERATIONS (CONCLUDED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                                            VAN ECK VIP
                                                TEMPLETON                    VAN ECK VIP   UNCONSTRAINED
                               TEMPLETON     GLOBAL BOND VIP    TEMPLETON    GLOBAL HARD  EMERGING MARKETS
                            FOREIGN VIP FUND      FUND       GROWTH VIP FUND ASSETS FUND     BOND FUND
                            ---------------- --------------- --------------- -----------  ----------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the
    Portfolios.............   $   177,383      $ 5,879,942      $  30,462    $        --      $  1,220
 Expenses:
   Asset-based charges.....       141,426        1,715,938         31,916        511,123         1,977
                              -----------      -----------      ---------    -----------      --------

NET INVESTMENT INCOME
 (LOSS)....................        35,957        4,164,004         (1,454)      (511,123)         (757)
                              -----------      -----------      ---------    -----------      --------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain
    (loss) on investments..       290,811         (705,909)       140,531       (773,722)         (494)
   Net realized gain
    distribution from
    the Portfolios.........            --               --             --             --         1,950
                              -----------      -----------      ---------    -----------      --------
 Net realized gain
   (loss) on investments...       290,811         (705,909)       140,531       (773,722)        1,456
                              -----------      -----------      ---------    -----------      --------

 Net change in
   unrealized
   appreciation
   (depreciation) of
   investments.............    (1,623,813)      (3,406,769)      (251,189)    (6,663,141)      (19,434)
                              -----------      -----------      ---------    -----------      --------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS............    (1,333,002)      (4,112,678)      (110,658)    (7,436,863)      (17,978)
                              -----------      -----------      ---------    -----------      --------

NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS...........   $(1,297,045)     $    51,326      $(112,112)   $(7,947,986)     $(18,735)
                              ===========      ===========      =========    ===========      ========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                                              ALL ASSET
                       7TWELVE(TM) BALANCED     ALL ASSET AGGRESSIVE-        AGGRESSIVE-
                             PORTFOLIO               ALT 25*(B)              ALT 50*(C)
                     ------------------------  ----------------------  ----------------------
                         2014         2013        2014        2013        2014        2013
                     -----------  -----------  ----------  ----------  ----------  ----------
INCREASE (DECREASE)
 IN NET ASSETS
FROM OPERATIONS:
 Net investment
   income (loss).... $  (831,988) $  (411,829) $   30,343  $   14,328  $  120,166  $  109,169
 Net realized gain
   (loss) on
   investments......     823,490      464,863     114,121      18,273         936          --
 Net change in
   unrealized
   appreciation
   (depreciation)
   of investments...  (2,067,253)   2,217,398    (166,724)    102,180     (54,929)   (125,012)
                     -----------  -----------  ----------  ----------  ----------  ----------
 Net Increase
   (decrease) in
   net assets
   resulting from
   operations.......  (2,075,751)   2,270,432     (22,260)    134,781      66,173     (15,843)
                     -----------  -----------  ----------  ----------  ----------  ----------

FROM CONTRACTOWNERS
 TRANSACTIONS:
 Payments received
   from
   contractowners...  34,566,738   35,844,897   3,745,226   1,862,571     168,821      17,773
 Transfers between
   Variable
   Investment
   Options
   including
   guaranteed
   interest
   account, net.....   1,357,061    1,952,932   1,008,258     244,682     123,855          --
 Redemptions for
   contract
   benefits and
   terminations.....  (2,094,208)  (1,382,322)    (61,764)     (3,037)     (7,174)         --
 Contract
   maintenance
   charges..........     (13,856)      (5,708)       (795)        (18)         --          --
                     -----------  -----------  ----------  ----------  ----------  ----------
 Net increase
   (decrease) in
   net assets
   resulting from
   contractowner
   transactions.....  33,815,735   36,409,799   4,690,925   2,104,198     285,502      17,773
                     -----------  -----------  ----------  ----------  ----------  ----------
 Net increase
   (decrease) in
   amount retained
   by AXA Equitable
   in Separate
   Account No. 70...         650        2,749         200         101          --   4,000,001
                     -----------  -----------  ----------  ----------  ----------  ----------

NET INCREASE
 (DECREASE) IN NET
 ASSETS.............  31,740,634   38,682,980   4,668,865   2,239,080     351,675   4,001,931
NET ASSETS --
 BEGINNING OF YEAR
 OR PERIOD..........  56,711,313   18,028,333   2,239,080          --   4,001,931          --
                     -----------  -----------  ----------  ----------  ----------  ----------

NET ASSETS -- END
 OF YEAR OR PERIOD.. $88,451,947  $56,711,313  $6,907,945  $2,239,080  $4,353,606  $4,001,931
                     ===========  ===========  ==========  ==========  ==========  ==========
CHANGES IN UNITS
 (000'S):
UNIT ACTIVITY CLASS
 B
 Issued.............          --           --         483         214          30           2
 Redeemed...........          --           --         (55)        (12)         (2)         --
                     -----------  -----------  ----------  ----------  ----------  ----------
 Net Increase
   (Decrease).......          --           --         428         202          28           2
                     ===========  ===========  ==========  ==========  ==========  ==========
UNIT ACTIVITY
 COMMON SHARES
 Issued.............       4,000        3,936          --          --          --          --
 Redeemed...........        (864)        (552)         --          --          --          --
                     -----------  -----------  ----------  ----------  ----------  ----------
 Net Increase
   (Decrease).......       3,136        3,384          --          --          --          --
                     ===========  ===========  ==========  ==========  ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(b)Units were made available on February 19, 2013.
(c)Units were made available on November 18, 2013.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                                             ALL ASSET
                            ALL ASSET               ALL ASSET                MODERATE
                      AGGRESSIVE-ALT 75*(C)     GROWTH-ALT 20*(A)        GROWTH-ALT 15*(B)
                     ----------------------  -----------------------  ----------------------
                        2014        2013         2014        2013        2014        2013
                     ----------  ----------  -----------  ----------  ----------  ----------
INCREASE (DECREASE)
 IN NET ASSETS
FROM OPERATIONS:
 Net investment
   income (loss).... $  138,735  $  109,699  $    17,803  $   14,037  $   65,153  $   17,963
 Net realized gain
   (loss) on
   investments......        458          --      364,776     583,034      89,718      17,449
 Net change in
   unrealized
   appreciation
   (depreciation)
   of investments...   (147,407)   (176,405)    (291,122)    324,925    (156,869)     54,599
                     ----------  ----------  -----------  ----------  ----------  ----------

 Net Increase
   (decrease) in
   net assets
   resulting from
   operations.......     (8,214)    (66,706)      91,457     921,996      (1,998)     90,011
                     ----------  ----------  -----------  ----------  ----------  ----------

FROM CONTRACTOWNERS
 TRANSACTIONS:
 Payments received
   from
   contractowners...    439,900      15,000    3,679,625   3,554,574   5,975,031   3,180,747
 Transfers from
   Separate Account
   No. 49...........         --          --           --   5,229,199          --          --
 Transfers between
   Variable
   Investment
   Options
   including
   guaranteed
   interest
   account, net.....     33,828          --     (452,149)   (396,672)    691,460    (639,212)
 Redemptions for
   contract
   benefits and
   terminations.....     (3,006)         --     (638,358)   (414,504)   (346,967)    (21,328)
 Contract
   maintenance
   charges..........         --          --       (2,946)     (2,089)     (1,108)         --
                     ----------  ----------  -----------  ----------  ----------  ----------

 Net increase
   (decrease) in
   net assets
   resulting from
   contractowner
   transactions.....    470,722      15,000    2,586,172   7,970,508   6,318,416   2,520,207
                     ----------  ----------  -----------  ----------  ----------  ----------

 Net increase
   (decrease) in
   amount retained
   by AXA Equitable
   in Separate
   Account No. 70...         --   3,999,999           --          --         249         101
                     ----------  ----------  -----------  ----------  ----------  ----------

NET INCREASE
 (DECREASE) IN NET
 ASSETS.............    462,508   3,948,293    2,677,629   8,892,504   6,316,667   2,610,319
NET ASSETS --
 BEGINNING OF YEAR
 OR PERIOD..........  3,948,293          --    9,868,324     975,820   2,610,319          --
                     ----------  ----------  -----------  ----------  ----------  ----------

NET ASSETS -- END
 OF YEAR OR PERIOD.. $4,410,801  $3,948,293  $12,545,953  $9,868,324  $8,926,986  $2,610,319
                     ==========  ==========  ===========  ==========  ==========  ==========
CHANGES IN UNITS
 (000'S):
UNIT ACTIVITY
 CLASS A
 Issued.............         --          --          303         339          --          --
 Transferred from
   Separate Account
   No. 49...........         --          --           --         430          --          --
 Redeemed...........         --          --         (117)       (129)         --          --
                     ----------  ----------  -----------  ----------  ----------  ----------
 Net Increase
   (Decrease).......         --          --          186         640          --          --
                     ==========  ==========  ===========  ==========  ==========  ==========

UNIT ACTIVITY CLASS
 B
 Issued.............         48           2           --          --         631         354
 Redeemed...........         (2)         --           --          --         (46)       (109)
                     ----------  ----------  -----------  ----------  ----------  ----------
 Net Increase
   (Decrease).......         46           2           --          --         585         245
                     ==========  ==========  ===========  ==========  ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units from the Accumulator 11 and Retirement Cornerstone Series were transferred from Separate Account No. 49 into Separate Account No. 70 on January 1, 2013.
(b)Units were made available on February 19, 2013.
(c)Units were made available on November 18, 2013.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                            ALLIANCEBERNSTEIN
                                                   VPS            ALLIANCEBERNSTEIN  ALLIANCEBERNSTEIN    ALLIANCEBERNSTEIN
                                             BALANCED WEALTH     VPS GLOBAL THEMATIC  VPS GROWTH AND      VPS INTERNATIONAL
                                                STRATEGY               GROWTH             INCOME               GROWTH
                                             PORTFOLIO**(A)        PORTFOLIO**(L)     PORTFOLIO**(L)       PORTFOLIO**(A)
                                         ----------------------  ------------------- ----------------- ----------------------
                                            2014        2013            2014               2014           2014        2013
                                         ----------  ----------  ------------------- ----------------- ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)........... $   51,740  $   41,144       $     (8)           $   (9)      $ (117,138) $  (42,287)
 Net realized gain (loss) on investments    970,089     118,719             --                 8           89,106      13,715
 Net change in unrealized appreciation
   (depreciation) of investments........   (735,266)    529,485           (152)               84         (240,800)    741,582
                                         ----------  ----------       --------            ------       ----------  ----------

 Net Increase (decrease) in net assets
   resulting from operations............    286,563     689,348           (160)               83         (268,832)    713,010
                                         ----------  ----------       --------            ------       ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..    320,306     518,849         18,000             3,742        1,838,907   1,496,016
 Transfers from Separate Account No. 49.         --   3,080,327             --                --               --   4,810,664
 Transfers between Variable Investment
   Options including guaranteed
   interest account, net................   (510,910)    103,654             --             1,167          (30,736)    121,500
 Redemptions for contract benefits and
   terminations.........................   (364,283)   (431,829)            --                --         (334,103)   (203,572)
 Contract maintenance charges...........       (591)       (589)            --                --           (1,168)       (993)
                                         ----------  ----------       --------            ------       ----------  ----------

 Net increase (decrease) in net assets
   resulting from contractowner
   transactions.........................   (555,478)  3,270,412         18,000             4,909        1,472,900   6,223,615
                                         ----------  ----------       --------            ------       ----------  ----------

 Net increase (decrease) in amount
   retained by AXA Equitable in
   Separate Account No. 70..............         --          --             25                25               --          --
                                         ----------  ----------       --------            ------       ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS...   (268,915)  3,959,760         17,865             5,017        1,204,068   6,936,625
NET ASSETS -- BEGINNING OF YEAR OR
 PERIOD.................................  5,367,215   1,407,455             --                --        7,506,352     569,727
                                         ----------  ----------       --------            ------       ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD..... $5,098,300  $5,367,215       $ 17,865            $5,017       $8,710,420  $7,506,352
                                         ==========  ==========       ========            ======       ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.................................         33          81              2                 1              196         182
 Transferred from Separate Account
   No. 49...............................         --         263             --                --               --         455
 Redeemed...............................        (72)        (65)            --                (1)             (74)        (54)
                                         ----------  ----------       --------            ------       ----------  ----------
 Net Increase (Decrease)................        (39)        279              2                --              122         583
                                         ==========  ==========       ========            ======       ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
** Denotes Variable Investment Options that invest in shares of a Portfolio of AllianceBernstein Variable Product Series Fund, Inc., an affiliate of AXA Equitable.
(a)Units from the Accumulator 11 and Retirement Cornerstone Series were transferred from Separate Account No. 49 into Separate Account No. 70 on January 1, 2013.
(l)Units were made available for sale on September 22, 2014.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                                                   AMERICAN CENTURY      AMERICAN CENTURY
                                    ALLIANCEBERNSTEIN VPS  ALLIANCEBERNSTEIN VPS     VP INFLATION            VP LARGE
                                    REAL ESTATE INVESTMENT  SMALL/MID CAP VALUE       PROTECTION              COMPANY
                                        PORTFOLIO**(L)        PORTFOLIO**(L)           FUND(C)              VALUE(A)(C)
                                    ---------------------- --------------------- -------------------  ----------------------
                                             2014                  2014             2014       2013      2014        2013
                                    ---------------------- --------------------- ----------  -------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)......        $   (117)             $   (252)       $    2,612  $   (51) $   (3,932) $   (1,146)
 Net realized gain (loss) on
   investments.....................               7                     1             7,857       (1)    190,582     306,055
 Net change in unrealized
   appreciation (depreciation) of
   investments.....................           2,532                 3,988           (36,864)    (349)     68,190     238,882
                                           --------              --------        ----------  -------  ----------  ----------
 Net Increase (decrease) in net
   assets resulting from operations           2,422                 3,737           (26,395)    (401)    254,840     543,791
                                           --------              --------        ----------  -------  ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from
   contractowners..................          98,241                52,567         1,501,446   83,864      58,666      85,899
 Transfers from Separate Account
   No. 49..........................              --                    --                --       --          --   1,608,903
 Transfers between Variable
   Investment Options including
   guaranteed interest account, net           3,010                90,834           675,596       --      40,574     182,098
 Redemptions for contract benefits
   and terminations................              --                  (777)          (64,541)    (473)   (127,692)    (65,748)
 Contract maintenance charges......              --                    --                --       --        (396)       (452)
                                           --------              --------        ----------  -------  ----------  ----------

 Net increase (decrease) in net
   assets resulting from
   contractowner transactions......         101,251               142,624         2,112,501   83,391     (28,848)  1,810,700
                                           --------              --------        ----------  -------  ----------  ----------

 Net increase (decrease) in amount
   retained by AXA Equitable in
   Separate Account No. 70.........              25                    26                66        9          --         999
                                           --------              --------        ----------  -------  ----------  ----------

NET INCREASE (DECREASE) IN NET
 ASSETS............................         103,698               146,387         2,086,172   82,999     225,992   2,355,490
NET ASSETS -- BEGINNING OF YEAR OR
 PERIOD............................              --                    --            82,999       --   2,355,490          --
                                           --------              --------        ----------  -------  ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD        $103,698              $146,387        $2,169,171  $82,999  $2,581,482  $2,355,490
                                           ========              ========        ==========  =======  ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued............................               9                    15                --       --          --          --
                                           --------              --------        ----------  -------  ----------  ----------
 Net Increase (Decrease)...........               9                    15                --       --          --          --
                                           ========              ========        ==========  =======  ==========  ==========

UNIT ACTIVITY CLASS II
 Issued............................              --                    --               220        8          43         107
 Transferred from Separate Account
   No. 49..........................              --                    --                --       --          --         128
 Redeemed..........................              --                    --               (10)      --         (44)        (91)
                                           --------              --------        ----------  -------  ----------  ----------
 Net Increase (Decrease)...........              --                    --               210        8          (1)        144
                                           ========              ========        ==========  =======  ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
** Denotes Variable Investment Options that invest in shares of a Portfolio of AllianceBernstein Variable Product Series Fund, Inc., an affiliate of AXA Equitable.
(a)Units from the Accumulator 11 and Retirement Cornerstone Series were transferred from Separate Account No. 49 into Separate Account No. 70 on January 1, 2013.
(c)Units were made available on November 18, 2013.
(l)Units were made available for sale on September 22, 2014.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                                                AMERICAN FUNDS
                                                                              INSURANCE SERIES(R)       AMERICAN FUNDS
                                                    AMERICAN CENTURY VP MID    ASSET ALLOCATION      INSURANCE SERIES(R)
                                                       CAP VALUE FUND(A)          FUND/SM/(B)          BOND FUND/SM/(C)
                                                   ------------------------  --------------------  -----------------------
                                                       2014         2013        2014       2013        2014        2013
                                                   -----------  -----------  ----------  --------  -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..................... $  (141,579) $   (68,648) $   63,929  $  1,715  $   110,613  $   15,603
 Net realized gain (loss) on investments..........   2,834,795      710,277     144,162        (1)       3,118       1,006
 Net change in unrealized appreciation
   (depreciation) of investments..................   2,292,870    3,953,287     (62,632)    2,935      (11,822)    (39,027)
                                                   -----------  -----------  ----------  --------  -----------  ----------

 Net Increase (decrease) in net assets resulting
   from operations................................   4,986,086    4,594,916     145,459     4,649      101,909     (22,418)
                                                   -----------  -----------  ----------  --------  -----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............  12,283,313    7,597,075   6,273,282   351,222    4,332,536   1,375,349
 Transfers from Separate Account No. 49...........          --    9,649,511          --        --           --          --
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....   3,945,627    3,819,278   1,128,537        --    4,605,189     108,573
 Redemptions for contract benefits and
   terminations...................................  (1,056,418)    (530,944)   (241,166)       --     (147,872)    (12,577)
 Contract maintenance charges.....................      (3,911)      (2,365)         --        --         (377)         (4)
                                                   -----------  -----------  ----------  --------  -----------  ----------

 Net increase (decrease) in net assets resulting
   from contractowner transactions................  15,168,611   20,532,555   7,160,653   351,222    8,789,476   1,471,341
                                                   -----------  -----------  ----------  --------  -----------  ----------

 Net increase (decrease) in amount retained by
   AXA Equitable in Separate Account No. 70.......          --          499         701        26          290          60
                                                   -----------  -----------  ----------  --------  -----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS.............  20,154,697   25,127,970   7,306,813   355,897    8,891,675   1,448,983
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.........  27,681,615    2,553,645     355,897        --    1,448,983          --
                                                   -----------  -----------  ----------  --------  -----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD............... $47,836,312  $27,681,615  $7,662,710  $355,897  $10,340,658  $1,448,983
                                                   ===========  ===========  ==========  ========  ===========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 4
 Issued...........................................          --           --         705        35          924         170
 Redeemed.........................................          --           --         (22)       --          (45)        (20)
                                                   -----------  -----------  ----------  --------  -----------  ----------
 Net Increase (Decrease)..........................          --           --         683        35          879         150
                                                   ===========  ===========  ==========  ========  ===========  ==========

UNIT ACTIVITY CLASS II
 Issued...........................................       1,192          814          --        --           --          --
 Transferred from Separate Account No. 49.........          --          700          --        --           --          --
 Redeemed.........................................        (219)        (128)         --        --           --          --
                                                   -----------  -----------  ----------  --------  -----------  ----------
 Net Increase (Decrease)..........................         973        1,386          --        --           --          --
                                                   ===========  ===========  ==========  ========  ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
(a)Units from the Accumulator 11 and Retirement Cornerstone Series were transferred from Separate Account No. 49 into Separate Account No. 70 on January 1, 2013.
(b)Units were made available on February 19, 2013.
(c)Units were made available on November 18, 2013.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                                 AMERICAN FUNDS
                                           AMERICAN FUNDS           INSURANCE             AMERICAN FUNDS
                                              INSURANCE         SERIES(R) GLOBAL             INSURANCE
                                          SERIES(R) GLOBAL            SMALL              SERIES(R) GROWTH-
                                         GROWTH FUND/SM/(C)  CAPITALIZATION FUND/SM/(C) INCOME FUND/SM/(C)
                                         ------------------- -------------------------  -------------------
                                            2014      2013      2014          2013         2014      2013
                                         ----------  -------  ----------   ----------   ----------  -------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)........... $    5,532  $   589 $  (60,476)   $   (5,436)  $    8,847  $     9
 Net realized gain (loss) on investments     30,878       --     74,602        13,451       33,028       --
 Net change in unrealized appreciation
   (depreciation) of investments........     (7,382)   1,649    (69,093)      106,369       26,094      858
                                         ----------  -------  ----------   ----------   ----------  -------

 Net Increase (decrease) in net assets
   resulting from operations............     29,028    2,238    (54,967)      114,384       67,969      867
                                         ----------  -------  ----------   ----------   ----------  -------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..    857,917   77,403  3,367,734     1,401,835    1,014,650   64,142
 Transfers between Variable Investment
   Options including guaranteed
   interest account, net................    434,692       --  1,836,339       366,086      427,421       --
 Redemptions for contract benefits and
   terminations.........................    (45,548)      --    (96,043)      (23,268)     (14,099)      --
 Contract maintenance charges...........         --       --       (407)           (8)          --       --
                                         ----------  -------  ----------   ----------   ----------  -------

 Net increase (decrease) in net assets
   resulting from contractowner
   transactions.........................  1,247,061   77,403  5,107,623     1,744,645    1,427,972   64,142
                                         ----------  -------  ----------   ----------   ----------  -------

 Net increase (decrease) in amount
   retained by AXA Equitable in
   Separate Account No. 70..............         45        4        100           198          390       11
                                         ----------  -------  ----------   ----------   ----------  -------

NET INCREASE (DECREASE) IN NET ASSETS...  1,276,134   79,645  5,052,756     1,859,227    1,496,331   65,020
NET ASSETS -- BEGINNING OF YEAR OR
 PERIOD.................................     79,645       --  1,859,227            --       65,020       --
                                         ----------  -------  ----------   ----------   ----------  -------

NET ASSETS -- END OF YEAR OR PERIOD..... $1,355,779  $79,645 $6,911,983    $1,859,227   $1,561,351  $65,020
                                         ==========  =======  ==========   ==========   ==========  =======

CHANGES IN UNITS (000'S):

UNIT ACTIVITY CLASS 4
 Issued.................................        135        7        532           176          147        6
 Redeemed...............................        (13)      --        (88)          (16)         (17)      --
                                         ----------  -------  ----------   ----------   ----------  -------
 Net Increase (Decrease)................        122        7        444           160          130        6
                                         ==========  =======  ==========   ==========   ==========  =======

-----------
The accompanying notes are an integral part of these financial statements.
(c)Units were made available on November 18, 2013.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013


                                                                         AMERICAN FUNDS
                                                 AMERICAN FUNDS        INSURANCE SERIES(R)
                                              INSURANCE SERIES(R)         MANAGED RISK            AMERICAN FUNDS
                                              INTERNATIONAL GROWTH      ASSET ALLOCATION     INSURANCE SERIES(R) NEW
                                              AND INCOME FUND/SM/(C)       FUND/SM/(C)           WORLD FUND(R)(B)
                                              ---------------------- ----------------------  -----------------------
                                                 2014        2013       2014        2013         2014        2013
                                              ----------   --------  ----------  ----------  -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................ $   36,981   $     17  $  (55,973) $    5,101  $    18,452  $   47,771
 Net realized gain (loss) on investments.....     24,652         26      68,846      41,624    1,130,262      21,229
 Net change in unrealized appreciation
   (depreciation) of investments.............   (143,952)     1,402      65,081      99,482   (3,075,855)    222,749
                                              ----------   --------  ----------  ----------  -----------  ----------
 Net Increase (decrease) in net assets
   resulting from operations.................    (82,319)     1,445      77,954     146,207   (1,927,141)    291,749
                                              ----------   --------  ----------  ----------  -----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners.......  1,123,332    123,699   3,405,698   1,120,469    9,908,242   3,267,446
 Transfers between Variable Investment
   Options including guaranteed interest
   account, net..............................    559,717         --     111,418     939,717    5,707,296   3,086,702
 Redemptions for contract benefits and
   terminations..............................    (63,912)        --    (110,647)    (26,471)    (282,618)    (21,099)
 Contract maintenance charges................         --         --        (184)         (4)        (883)        (54)
                                              ----------   --------  ----------  ----------  -----------  ----------

 Net increase (decrease) in net assets
   resulting from contractowner transactions.  1,619,137    123,699   3,406,285   2,033,711   15,332,037   6,332,995
                                              ----------   --------  ----------  ----------  -----------  ----------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account
   No. 70....................................        (10)        12         102         101           --         500
                                              ----------   --------  ----------  ----------  -----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS........  1,536,808    125,156   3,484,341   2,180,019   13,404,896   6,625,244
NET ASSETS -- BEGINNING OF YEAR OR PERIOD....    125,156         --   2,180,019          --    6,625,244          --
                                              ----------   --------  ----------  ----------  -----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD.......... $1,661,964   $125,156  $5,664,360  $2,180,019  $20,030,140  $6,625,244
                                              ==========   ========  ==========  ==========  ===========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 4
 Issued......................................        199         12          --          --        1,645         649
 Redeemed....................................        (39)        --          --          --         (191)        (34)
                                              ----------   --------  ----------  ----------  -----------  ----------
 Net Increase (Decrease).....................        160         12          --          --        1,454         615
                                              ==========   ========  ==========  ==========  ===========  ==========

UNIT ACTIVITY CLASS P-2
 Issued......................................         --         --         388         273           --          --
 Redeemed....................................         --         --         (90)        (82)          --          --
                                              ----------   --------  ----------  ----------  -----------  ----------
 Net Increase (Decrease).....................         --         --         298         191           --          --
                                              ==========   ========  ==========  ==========  ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
(b)Units were made available on February 19, 2013.
(c)Units were made available on November 18, 2013.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                              AXA 400 MANAGED            AXA 500 MANAGED            AXA 2000 MANAGED
                                              VOLATILITY*(A)             VOLATILITY*(A)              VOLATILITY*(A)
                                         ------------------------  --------------------------  -------------------------
                                             2014         2013         2014          2013          2014         2013
                                         -----------  -----------  ------------  ------------  -----------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)........... $  (802,625) $  (921,711) $ (1,610,047) $ (1,751,126) $(1,051,477) $ (1,038,458)
 Net realized gain (loss) on investments   6,533,373    7,035,043    14,722,212    20,581,045    6,148,952    11,261,332
 Net change in unrealized appreciation
   (depreciation) of investments........    (344,281)  12,177,449     5,879,376    24,278,948   (2,915,103)   12,972,416
                                         -----------  -----------  ------------  ------------  -----------  ------------

 Net Increase (decrease) in net assets
   resulting from operations............   5,386,467   18,290,781    18,991,541    43,108,867    2,182,372    23,195,290
                                         -----------  -----------  ------------  ------------  -----------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..   2,059,233    4,091,816     3,712,928     6,471,818    2,196,149     3,218,760
 Transfers from Separate Account No. 49.          --   63,476,172            --   152,408,774           --    69,827,439
 Transfers between Variable Investment
   Options including guaranteed
   interest account, net................  (2,542,503)  (5,665,923)   (8,796,011)  (12,092,600)     852,973   (10,106,118)
 Redemptions for contract benefits and
   terminations.........................  (3,101,842)  (2,271,104)   (8,891,125)   (4,790,865)  (3,586,702)   (2,389,437)
 Contract maintenance charges...........  (1,084,336)    (967,865)   (2,534,422)   (2,387,954)  (1,159,781)   (1,065,364)
                                         -----------  -----------  ------------  ------------  -----------  ------------

 Net increase (decrease) in net assets
   resulting from contractowner
   transactions.........................  (4,669,448)  58,663,096   (16,508,630)  139,609,173   (1,697,361)   59,485,280
                                         -----------  -----------  ------------  ------------  -----------  ------------

NET INCREASE (DECREASE) IN NET ASSETS...     717,019   76,953,877     2,482,911   182,718,040      485,011    82,680,570
NET ASSETS -- BEGINNING OF YEAR OR
 PERIOD.................................  76,953,877           --   182,718,040            --   82,680,570            --
                                         -----------  -----------  ------------  ------------  -----------  ------------

NET ASSETS -- END OF YEAR OR PERIOD..... $77,670,896  $76,953,877  $185,200,951  $182,718,040  $83,165,581  $ 82,680,570
                                         ===========  ===========  ============  ============  ===========  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.................................         365          694           886         1,607          482           533
 Transferred from Separate Account
   No. 49...............................          --        4,831            --        12,549           --         5,328
 Redeemed...............................        (605)        (980)       (1,870)       (2,466)        (546)       (1,180)
                                         -----------  -----------  ------------  ------------  -----------  ------------
 Net Increase (Decrease)................        (240)       4,545          (984)       11,690          (64)        4,681
                                         ===========  ===========  ============  ============  ===========  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units from the Accumulator 11 and Retirement Cornerstone Series were transferred from Separate Account No. 49 into Separate Account No. 70 on January 1, 2013.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                    AXA AGGRESSIVE              AXA AGGRESSIVE                  AXA BALANCED
                                    ALLOCATION*(A)                 STRATEGY*                    STRATEGY*(A)
                               ------------------------  ----------------------------  ------------------------------
                                   2014         2013          2014           2013           2014            2013
                               -----------  -----------  --------------  ------------  --------------  --------------
INCREASE (DECREASE) IN NET
 ASSETS
FROM OPERATIONS:
 Net investment income (loss). $    24,171  $   218,284  $    6,287,599  $ 13,677,720  $   (3,317,272) $   11,704,499
 Net realized gain (loss) on
   investments................   2,375,863    1,169,196      34,883,837     5,417,736      54,254,835      17,539,114
 Net change in unrealized
   appreciation
   (depreciation) of
   investments................  (1,723,630)   2,903,517      17,002,624    52,475,605       6,561,423     113,795,682
                               -----------  -----------  --------------  ------------  --------------  --------------

 Net Increase (decrease) in
   net assets resulting from
   operations.................     676,404    4,290,997      58,174,060    71,571,061      57,498,986     143,039,295
                               -----------  -----------  --------------  ------------  --------------  --------------

FROM CONTRACTOWNERS
 TRANSACTIONS:
 Payments received from
   contractowners.............   1,340,666    1,446,783     612,858,015   418,499,642     456,036,822     463,721,740
 Transfers from Separate
   Account No. 49.............          --   14,747,567              --            --              --     744,206,413
 Transfers between Variable
   Investment Options
   including guaranteed
   interest account, net......  (1,032,837)    (397,826)    200,877,467   139,904,372     146,540,662     182,313,676
 Redemptions for contract
   benefits and terminations..  (1,135,060)    (793,728)    (15,293,260)   (9,986,845)    (56,757,959)    (30,935,713)
 Contract maintenance charges.      (6,265)      (6,898)    (12,847,454)   (2,407,511)    (26,183,183)    (15,627,549)
                               -----------  -----------  --------------  ------------  --------------  --------------

 Net increase (decrease) in
   net assets resulting from
   contractowner transactions.    (833,496)  14,995,898     785,594,768   546,009,658     519,636,342   1,343,678,567
                               -----------  -----------  --------------  ------------  --------------  --------------

 Net increase (decrease) in
   amount retained by AXA
   Equitable in Separate
   Account No. 70.............          --          907          30,951        17,397          19,702           4,499
                               -----------  -----------  --------------  ------------  --------------  --------------

NET INCREASE (DECREASE) IN
 NET ASSETS...................    (157,092)  19,287,802     843,799,779   617,598,116     577,155,030   1,486,722,361
NET ASSETS -- BEGINNING OF
 YEAR OR PERIOD...............  21,568,388    2,280,586     741,515,374   123,917,258   1,658,531,964     171,809,603
                               -----------  -----------  --------------  ------------  --------------  --------------

NET ASSETS -- END OF YEAR OR
 PERIOD....................... $21,411,296  $21,568,388  $1,585,315,153  $741,515,374  $2,235,686,994  $1,658,531,964
                               ===========  ===========  ==============  ============  ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.......................          56          395              --            --              --              --
 Transferred from Separate
   Account No. 49.............          --        1,252              --            --              --              --
 Redeemed.....................        (177)        (372)             --            --              --              --
                               -----------  -----------  --------------  ------------  --------------  --------------
 Net Increase (Decrease)......        (121)       1,275              --            --              --              --
                               ===========  ===========  ==============  ============  ==============  ==============

UNIT ACTIVITY CLASS B
 Issued.......................          98            2          62,621        48,315          48,287          54,643
 Transferred from Separate
   Account No. 49.............          --           --              --            --              --          63,621
 Redeemed.....................          (6)          --          (1,990)       (1,938)         (7,818)         (5,448)
                               -----------  -----------  --------------  ------------  --------------  --------------
 Net Increase (Decrease)......          92            2          60,631        46,377          40,469         112,816
                               ===========  ===========  ==============  ============  ==============  ==============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units from the Accumulator 11 and Retirement Cornerstone Series were transferred from Separate Account No. 49 into Separate Account No. 70 on January 1, 2013.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                     AXA CONSERVATIVE             AXA CONSERVATIVE           AXA GLOBAL EQUITY
                                    GROWTH STRATEGY*(A)             STRATEGY*(A)          MANAGED VOLATILITY*(A)
                               ----------------------------  --------------------------  ------------------------
                                    2014           2013          2014          2013          2014         2013
                               --------------  ------------  ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS
FROM OPERATIONS:
 Net investment income (loss). $   (2,913,441) $  3,475,046  $ (3,219,750) $ (1,090,556) $   (57,189) $   (58,849)
 Net realized gain (loss) on
   investments................     24,159,116     9,900,090     9,579,466     5,424,947      375,873      260,697
 Net change in unrealized
   appreciation
   (depreciation) of
   investments................        991,346    42,543,114        55,766     7,702,854     (309,319)   1,724,575
                               --------------  ------------  ------------  ------------  -----------  -----------

 Net Increase (decrease) in
   net assets resulting from
   operations.................     22,237,021    55,918,250     6,415,482    12,037,245        9,365    1,926,423
                               --------------  ------------  ------------  ------------  -----------  -----------

FROM CONTRACTOWNERS
 TRANSACTIONS:
 Payments received from
   contractowners.............    204,198,825   219,631,938   108,482,504   135,826,745    2,190,593    2,174,768
 Transfers from Separate
   Account No. 49.............             --   389,754,452            --   269,945,716           --    8,586,219
 Transfers between Variable
   Investment Options
   including guaranteed
   interest account, net......     44,849,221    77,131,529    33,761,461    19,450,349      138,627      296,606
 Redemptions for contract
   benefits and terminations..    (35,021,980)  (20,396,892)  (31,553,368)  (16,932,667)    (534,618)    (253,430)
 Contract maintenance charges.    (12,598,616)   (8,416,003)   (7,663,037)   (5,643,400)    (128,675)     (97,349)
                               --------------  ------------  ------------  ------------  -----------  -----------

 Net increase (decrease) in
   net assets resulting from
   contractowner transactions.    201,427,450   657,705,024   103,027,560   402,646,743    1,665,927   10,706,814
                               --------------  ------------  ------------  ------------  -----------  -----------

 Net increase (decrease) in
   amount retained by AXA
   Equitable in Separate
   Account No. 70.............          4,501         7,502         1,500         5,999           --          500
                               --------------  ------------  ------------  ------------  -----------  -----------

NET INCREASE (DECREASE) IN
 NET ASSETS...................    223,668,972   713,630,776   109,444,542   414,689,987    1,675,292   12,633,737
NET ASSETS -- BEGINNING OF
 YEAR OR PERIOD...............    827,711,699   114,080,923   490,128,886    75,438,899   13,220,955      587,218
                               --------------  ------------  ------------  ------------  -----------  -----------

NET ASSETS -- END OF YEAR OR
 PERIOD....................... $1,051,380,671  $827,711,699  $599,573,428  $490,128,886  $14,896,247  $13,220,955
                               ==============  ============  ============  ============  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.......................             --            --            --            --          180          152
 Transferred from Separate
   Account No. 49.............             --            --            --            --           --          345
 Redeemed.....................             --            --            --            --          (99)         (68)
                               --------------  ------------  ------------  ------------  -----------  -----------
 Net Increase (Decrease)......             --            --            --            --           81          429
                               ==============  ============  ============  ============  ===========  ===========

UNIT ACTIVITY CLASS B
 Issued.......................         23,660        27,979        19,195        22,418           50           80
 Transferred from Separate
   Account No. 49.............             --        34,074            --        24,526           --          223
 Redeemed.....................         (7,201)       (5,300)       (9,970)      (10,376)         (27)         (32)
                               --------------  ------------  ------------  ------------  -----------  -----------
 Net Increase (Decrease)......         16,459        56,753         9,225        36,568           23          271
                               ==============  ============  ============  ============  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units from the Accumulator 11 and Retirement Cornerstone Series were transferred from Separate Account No. 49 into Separate Account No. 70 on January 1, 2013.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                         AXA GROWTH             AXA INTERNATIONAL CORE        AXA INTERNATIONAL
                                        STRATEGY*(A)           MANAGED VOLATILITY*(A)(I)   MANAGED VOLATILITY*(A)
                               ------------------------------  -----------------------   --------------------------
                                    2014            2013           2014         2013         2014          2013
                               --------------  --------------  -----------   ----------  ------------  ------------
INCREASE (DECREASE) IN NET
 ASSETS
FROM OPERATIONS:
 Net investment income (loss). $    4,378,327  $   20,135,098  $    16,296   $  (39,169) $   (757,986) $ (1,716,735)
 Net realized gain (loss) on
   investments................     64,633,411      15,006,738      348,938      108,225     2,839,679    12,017,270
 Net change in unrealized
   appreciation
   (depreciation) of
   investments................     13,603,278     117,719,383   (1,515,429)     963,041   (11,680,619)   10,621,652
                               --------------  --------------  -----------   ----------  ------------  ------------

 Net Increase (decrease) in
   net assets resulting from
   operations.................     82,615,016     152,861,219   (1,150,195)   1,032,097    (9,598,926)   20,922,187
                               --------------  --------------  -----------   ----------  ------------  ------------

FROM CONTRACTOWNERS
 TRANSACTIONS:
 Payments received from
   contractowners.............    713,446,311     611,461,248      962,677    1,315,249     3,645,588     4,802,686
 Transfers from Separate
   Account No. 49.............             --     338,942,925           --    5,692,035            --   111,590,130
 Transfers between Variable
   Investment Options
   including guaranteed
   interest account, net......    260,635,122     199,994,426    4,804,473     (234,516)    7,821,377    (6,943,783)
 Redemptions for contract
   benefits and terminations..    (36,043,647)    (15,349,878)    (363,030)    (148,446)   (5,525,673)   (3,632,855)
 Contract maintenance charges.    (23,972,357)     (9,386,638)    (103,660)     (59,196)   (1,753,025)   (1,679,029)
                               --------------  --------------  -----------   ----------  ------------  ------------

 Net increase (decrease) in
   net assets resulting from
   contractowner transactions.    914,065,429   1,125,662,083    5,300,460    6,565,126     4,188,267   104,137,149
                               --------------  --------------  -----------   ----------  ------------  ------------

 Net increase (decrease) in
   amount retained by AXA
   Equitable in Separate
   Account No. 70.............          8,002          19,501           --          499            --            --
                               --------------  --------------  -----------   ----------  ------------  ------------

NET INCREASE (DECREASE) IN
 NET ASSETS...................    996,688,447   1,278,542,803    4,150,265    7,597,722    (5,410,659)  125,059,336
NET ASSETS -- BEGINNING OF
 YEAR OR PERIOD...............  1,441,015,177     162,472,374    7,927,096      329,374   125,059,336            --
                               --------------  --------------  -----------   ----------  ------------  ------------

NET ASSETS -- END OF YEAR OR
 PERIOD....................... $2,437,703,624  $1,441,015,177  $12,077,361   $7,927,096  $119,648,677  $125,059,336
                               ==============  ==============  ===========   ==========  ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.......................             --              --          184           88            --            --
 Transferred from Separate
   Account No. 49.............             --              --           --          250            --            --
 Redeemed.....................             --              --          (81)         (85)           --            --
                               --------------  --------------  -----------   ----------  ------------  ------------
 Net Increase (Decrease)......             --              --          103          253            --            --
                               ==============  ==============  ===========   ==========  ============  ============

UNIT ACTIVITY CLASS B
 Issued.......................         69,244          64,207          322           95         1,256           964
 Transferred from Separate
   Account No. 49.............             --          26,085           --          236            --        11,384
 Redeemed.....................         (4,117)         (3,649)         (71)         (37)         (851)       (1,659)
                               --------------  --------------  -----------   ----------  ------------  ------------
 Net Increase (Decrease)......         65,127          86,643          251          294           405        10,689
                               ==============  ==============  ===========   ==========  ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units from the Accumulator 11 and Retirement Cornerstone Series were transferred from Separate Account No. 49 into Separate Account No. 70 on January 1, 2013.
(i)AXA International Core Managed Volatility replaced Multimanager International Equity due to a fund merger on June 13, 2014.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                  AXA INTERNATIONAL
                                    VALUE MANAGED        AXA LARGE CAP CORE        AXA LARGE CAP GROWTH
                                   VOLATILITY*(A)      MANAGED VOLATILITY*(A)(J) MANAGED VOLATILITY*(A)(K)
                               ----------------------  ------------------------  ------------------------
                                  2014        2013        2014         2013          2014         2013
                               ----------  ----------  ----------   ----------   -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS
FROM OPERATIONS:
 Net investment income (loss). $    8,789  $   (8,651) $  (13,577)  $  (23,058)  $  (206,016) $  (128,600)
 Net realized gain (loss) on
   investments................    116,665      88,270     557,994      262,314     1,183,275      570,293
 Net change in unrealized
   appreciation
   (depreciation) of
   investments................   (486,336)    525,679       3,484      404,904       555,656    2,422,841
                               ----------  ----------  ----------   ----------   -----------  -----------

 Net Increase (decrease) in
   net assets resulting from
   operations.................   (360,882)    605,298     547,901      644,160     1,532,915    2,864,534
                               ----------  ----------  ----------   ----------   -----------  -----------

FROM CONTRACTOWNERS
 TRANSACTIONS:
 Payments received from
   contractowners.............    538,601     558,427     417,989      453,369     2,398,598    2,518,003
 Transfers from Separate
   Account No. 49.............         --   3,700,927          --    1,627,035            --    7,647,896
 Transfers between Variable
   Investment Options
   including guaranteed
   interest account, net......    (54,547)   (700,837)  3,853,721      732,806     5,592,541     (412,221)
 Redemptions for contract
   benefits and terminations..   (269,207)    (92,521)   (361,861)     (34,497)     (606,339)    (295,752)
 Contract maintenance charges.       (627)       (638)    (88,091)     (36,839)     (221,647)    (125,858)
                               ----------  ----------  ----------   ----------   -----------  -----------

 Net increase (decrease) in
   net assets resulting from
   contractowner transactions.    214,220   3,465,358   3,821,758    2,741,874     7,163,153    9,332,068
                               ----------  ----------  ----------   ----------   -----------  -----------

 Net increase (decrease) in
   amount retained by AXA
   Equitable in Separate
   Account No. 70.............         --         251          --          251            --          500
                               ----------  ----------  ----------   ----------   -----------  -----------

NET INCREASE (DECREASE) IN
 NET ASSETS...................   (146,662)  4,070,907   4,369,659    3,386,285     8,696,068   12,197,102
NET ASSETS -- BEGINNING OF
 YEAR OR PERIOD...............  4,177,464     106,557   3,386,285           --    12,335,911      138,809
                               ----------  ----------  ----------   ----------   -----------  -----------

NET ASSETS -- END OF YEAR OR
 PERIOD....................... $4,030,802  $4,177,464  $7,755,944   $3,386,285   $21,031,979  $12,335,911
                               ==========  ==========  ==========   ==========   ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.......................        100          98          --           --           137          126
 Transferred from Separate
   Account No. 49.............         --         371          --           --            --          147
 Redeemed.....................        (81)       (124)         --           --           (53)         (79)
                               ----------  ----------  ----------   ----------   -----------  -----------
 Net Increase (Decrease)......         19         345          --           --            84          194
                               ==========  ==========  ==========   ==========   ===========  ===========

UNIT ACTIVITY CLASS B
 Issued.......................         --          --         334          135           407          138
 Transferred from Separate
   Account No. 49.............         --          --          --          138            --          388
 Redeemed.....................         --          --         (92)         (51)         (133)         (80)
                               ----------  ----------  ----------   ----------   -----------  -----------
 Net Increase (Decrease)......         --          --         242          222           274          446
                               ==========  ==========  ==========   ==========   ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units from the Accumulator 11 and Retirement Cornerstone Series were transferred from Separate Account No. 49 into Separate Account No. 70 on January 1, 2013.
(j)AXA Large Cap Core Managed Volatility replaced Multimanager Large Cap Core Equity due to a fund merger on June 20, 2014.
(k)AXA Large Cap Growth Managed Volatility replaced EQ/Equity Growth PLUS due to a fund merger on June 20, 2014.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                      AXA LARGE CAP VALUE        AXA MID CAP VALUE           AXA MODERATE
                                                    MANAGED VOLATILITY*(A)(F)  MANAGED VOLATILITY*(A)       ALLOCATION*(A)
                                                    -----------------------   -----------------------  ------------------------
                                                        2014         2013         2014        2013         2014         2013
                                                    -----------   ----------  -----------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)...................... $    54,910   $  (20,184) $   (82,183) $  (64,586) $  (110,499) $   271,833
 Net realized gain (loss) on investments...........     573,251      397,336      586,937     536,739    4,413,755    2,211,237
 Net change in unrealized appreciation
   (depreciation) of investments...................     689,513    1,276,175      432,947   1,163,319   (3,065,698)   3,158,897
                                                    -----------   ----------  -----------  ----------  -----------  -----------

 Net Increase (decrease) in net assets resulting
   from operations.................................   1,317,674    1,653,327      937,701   1,635,472    1,237,558    5,641,967
                                                    -----------   ----------  -----------  ----------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners.............   1,922,945    1,580,049    2,191,980   1,872,987   35,010,557   19,153,097
 Transfers from Separate Account No. 49............          --    4,300,347           --   3,841,441           --   35,337,619
 Transfers between Variable Investment Options
   including guaranteed interest account, net......   9,241,968      230,118      713,405    (356,129)  (8,109,181)    (786,767)
 Redemptions for contract benefits and terminations    (429,705)    (205,198)    (253,323)   (171,308)  (3,858,374)  (2,231,625)
 Contract maintenance charges......................    (153,218)     (62,783)    (100,289)    (75,628)     (17,705)     (13,089)
                                                    -----------   ----------  -----------  ----------  -----------  -----------

 Net increase (decrease) in net assets resulting
   from contractowner transactions.................  10,581,990    5,842,533    2,551,773   5,111,363   23,025,297   51,459,235
                                                    -----------   ----------  -----------  ----------  -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70............       3,999          749           --         498           --       65,002
                                                    -----------   ----------  -----------  ----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS..............  11,903,663    7,496,609    3,489,474   6,747,333   24,262,855   57,166,204
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..........   7,684,796      188,187    6,941,157     193,824   64,792,068    7,625,864
                                                    -----------   ----------  -----------  ----------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD................ $19,588,459   $7,684,796  $10,430,631  $6,941,157  $89,054,923  $64,792,068
                                                    ===========   ==========  ===========  ==========  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued............................................         203           83          293          80        2,498        2,107
 Transferred from Separate Account No. 49..........          --          126           --          57           --        3,113
 Redeemed..........................................         (39)         (39)        (226)        (46)      (1,187)        (802)
                                                    -----------   ----------  -----------  ----------  -----------  -----------
 Net Increase (Decrease)...........................         164          170           67          91        1,311        4,418
                                                    ===========   ==========  ===========  ==========  ===========  ===========

UNIT ACTIVITY CLASS B
 Issued............................................         580          143          105         160          662           30
 Transferred from Separate Account No. 49..........          --          237           --         196           --           --
 Redeemed..........................................         (86)         (69)         (34)       (105)         (49)          --
                                                    -----------   ----------  -----------  ----------  -----------  -----------
 Net Increase (Decrease)...........................         494          311           71         251          613           30
                                                    ===========   ==========  ===========  ==========  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units from the Accumulator 11 and Retirement Cornerstone Series were transferred from Separate Account No. 49 into Separate Account No. 70 on January 1, 2013.
(f)AXA Large Cap Value Managed Volatility replaced Multimanager Large Cap Value due to a fund merger on June 13, 2014.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                       AXA MODERATE GROWTH           AXA MODERATE-PLUS     AXA SMARTBETA
                                                          STRATEGY*(A)                ALLOCATION*(A)        EQUITY*(D)
                                                 ------------------------------  ------------------------  -------------
                                                      2014            2013           2014         2013         2014
                                                 --------------  --------------  -----------  -----------  -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................... $   (4,502,723) $   34,530,177  $     5,106  $   270,903   $   203,172
 Net realized gain (loss) on investments........    154,875,209      43,750,271    3,691,410    2,045,491        81,748
 Net change in unrealized appreciation
   (depreciation) of investments................      5,527,153     358,793,530   (2,602,627)   4,404,480       484,377
                                                 --------------  --------------  -----------  -----------   -----------
 Net Increase (decrease) in net assets
   resulting from operations....................    155,899,639     437,073,978    1,093,889    6,720,874       769,297
                                                 --------------  --------------  -----------  -----------   -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..........    866,763,539     847,711,476    6,810,476    3,814,766       249,606
 Transfers from Separate Account No. 49.........             --   2,092,578,678           --   32,282,190            --
 Transfers between Variable Investment Options
   including guaranteed interest account, net...    244,440,853     312,391,082     (926,655)  (2,375,358)       69,759
 Redemptions for contract benefits and
   terminations.................................   (144,815,446)    (70,096,546)  (1,824,424)  (2,751,949)         (614)
 Contract maintenance charges...................    (59,389,799)    (40,299,053)     (13,321)     (14,017)           --
                                                 --------------  --------------  -----------  -----------   -----------

 Net increase (decrease) in net assets
   resulting from contractowner transactions....    906,999,147   3,142,285,637    4,046,076   30,955,632       318,751
                                                 --------------  --------------  -----------  -----------   -----------

 Net increase (decrease) in amount retained by
   AXA Equitable in Separate Account No. 70.....             --              --           --       10,000            --
                                                 --------------  --------------  -----------  -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS...........  1,062,898,786   3,579,359,615    5,139,965   37,686,506     1,088,048
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.......  3,891,428,138     312,068,523   42,297,511    4,611,005    10,284,954
                                                 --------------  --------------  -----------  -----------   -----------

NET ASSETS -- END OF YEAR OR PERIOD............. $4,954,326,924  $3,891,428,138  $47,437,476  $42,297,511   $11,373,002
                                                 ==============  ==============  ===========  ===========   ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.........................................             --              --          226          467            --
 Transferred from Separate Account No. 49.......             --              --           --        2,787            --
 Redeemed.......................................             --              --         (339)        (597)           --
                                                 --------------  --------------  -----------  -----------   -----------
 Net Increase (Decrease)........................             --              --         (113)       2,657            --
                                                 ==============  ==============  ===========  ===========   ===========

UNIT ACTIVITY CLASS B
 Issued.........................................         83,308          92,728          566           47            30
 Transferred from Separate Account No. 49.......             --         178,809           --           --            --
 Redeemed.......................................        (15,698)         (8,848)         (19)          --            --
                                                 --------------  --------------  -----------  -----------   -----------
 Net Increase (Decrease)........................         67,610         262,689          547           47            30
                                                 ==============  ==============  ===========  ===========   ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units from the Accumulator 11 and Retirement Cornerstone Series were transferred from Separate Account No. 49 into Separate Account No. 70 on January 1, 2013.
(d)Units were made available on November 18, 2013, but at December 31, 2013 the fund had no change in net assets from shareholder contributions to report.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                                                                      AXA/FRANKLIN SMALL
                                                       AXA ULTRA            AXA/FRANKLIN BALANCED      CAP VALUE MANAGED
                                                 CONSERVATIVE STRATEGY*(A) MANAGED VOLATILITY*(A)       VOLATILITY*(A)
                                                 ------------------------  ----------------------  ------------------------
                                                    2014         2013         2014        2013         2014         2013
                                                  ----------    --------   ----------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................... $   (4,870)   $ (1,368)   $   89,502  $   78,240  $  (162,054) $  (127,408)
 Net realized gain (loss) on investments........     14,743       3,735       181,026     153,214      801,652      491,468
 Net change in unrealized appreciation
   (depreciation) of investments................     (3,091)        352       105,215     586,029     (563,192)   2,374,131
                                                  ----------    --------   ----------  ----------  -----------  -----------
 Net Increase (decrease) in net assets
   resulting from operations....................      6,782       2,719       375,743     817,483       76,406    2,738,191
                                                  ----------    --------   ----------  ----------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..........        347       6,050       796,718     693,329      919,003    1,337,047
 Transfers from Separate Account No. 49.........         --     192,887            --   4,927,715           --    7,172,427
 Transfers between Variable Investment Options
   including guaranteed interest account, net...  2,426,560     276,139       955,705   1,328,614     (143,753)    (239,422)
 Redemptions for contract benefits and
   terminations.................................   (214,374)    (79,363)     (260,856)   (327,859)    (464,159)    (200,798)
 Contract maintenance charges...................    (16,312)     (2,701)      (94,331)    (73,457)    (120,217)     (88,466)
                                                  ----------    --------   ----------  ----------  -----------  -----------

 Net increase (decrease) in net assets
   resulting from contractowner transactions....  2,196,221     393,012     1,397,236   6,548,342      190,874    7,980,788
                                                  ----------    --------   ----------  ----------  -----------  -----------

 Net increase (decrease) in amount retained by
   AXA Equitable in Separate Account No. 70.....         26          --            --         486           --          498
                                                  ----------    --------   ----------  ----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS...........  2,203,029     395,731     1,772,979   7,366,311      267,280   10,719,477
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.......    397,356       1,625     7,763,027     396,716   11,081,190      361,713
                                                  ----------    --------   ----------  ----------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD............. $2,600,385    $397,356    $9,536,006  $7,763,027  $11,348,470  $11,081,190
                                                  ==========    ========   ==========  ==========  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.........................................         --          --           102         118           49          101
 Transferred from Separate Account No. 49.......         --          --            --         133           --          163
 Redeemed.......................................         --          --           (47)        (70)        (108)         (61)
                                                  ----------    --------   ----------  ----------  -----------  -----------
 Net Increase (Decrease)........................         --          --            55         181          (59)         203
                                                  ==========    ========   ==========  ==========  ===========  ===========

UNIT ACTIVITY CLASS B
 Issued.........................................        377         105            90         135          156          138
 Transferred from Separate Account No. 49.......         --          19            --         306           --          494
 Redeemed.......................................       (160)        (85)          (42)        (44)         (63)        (122)
                                                  ----------    --------   ----------  ----------  -----------  -----------
 Net Increase (Decrease)........................        217          39            48         397           93          510
                                                  ==========    ========   ==========  ==========  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units from the Accumulator 11 and Retirement Cornerstone Series were transferred from Separate Account No. 49 into Separate Account No. 70 on January 1, 2013.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                     AXA/FRANKLIN
                                      TEMPLETON                AXA/LOOMIS          AXA/MUTUAL LARGE CAP
                                  ALLOCATION MANAGED             SAYLES                   EQUITY
                                    VOLATILITY*(A)             GROWTH*(A)         MANAGED VOLATILITY*(A)
                               -----------------------  ------------------------  ----------------------
                                   2014        2013         2014         2013        2014        2013
                               -----------  ----------  -----------  -----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS
FROM OPERATIONS:
 Net investment income (loss). $    49,665  $  (13,902) $  (197,775) $   (75,071) $   18,482  $  (21,203)
 Net realized gain (loss) on
   investments................     363,915     336,154    5,484,916    2,764,529     125,174     159,068
 Net change in unrealized
   appreciation
   (depreciation) of
   investments................     (56,776)  1,140,374   (4,314,458)     251,228     108,579     508,082
                               -----------  ----------  -----------  -----------  ----------  ----------

 Net Increase (decrease) in
   net assets resulting from
   operations.................     356,804   1,462,626      972,683    2,940,686     252,235     645,947
                               -----------  ----------  -----------  -----------  ----------  ----------

FROM CONTRACTOWNERS
 TRANSACTIONS:
 Payments received from
   contractowners.............   2,472,477   1,253,264    1,918,918    2,600,341     199,998     217,653
 Transfers from Separate
   Account No. 49.............          --   4,506,469           --    9,805,529          --   1,977,467
 Transfers between Variable
   Investment Options
   including guaranteed
   interest account, net......   1,371,392   1,005,865     (672,429)    (989,276)    526,597     231,722
 Redemptions for contract
   benefits and terminations..    (417,301)   (208,903)    (584,665)    (557,604)   (152,422)    (58,710)
 Contract maintenance charges.     (86,671)    (71,253)     (42,879)     (36,482)    (43,589)    (26,308)
                               -----------  ----------  -----------  -----------  ----------  ----------

 Net increase (decrease) in
   net assets resulting from
   contractowner transactions.   3,339,897   6,485,442      618,945   10,822,508     530,584   2,341,824
                               -----------  ----------  -----------  -----------  ----------  ----------

 Net increase (decrease) in
   amount retained by AXA
   Equitable in Separate
   Account No. 70.............          --         499           --        9,999          23          --
                               -----------  ----------  -----------  -----------  ----------  ----------

NET INCREASE (DECREASE) IN
 NET ASSETS...................   3,696,701   7,948,567    1,591,628   13,773,193     782,842   2,987,771
NET ASSETS -- BEGINNING OF
 YEAR OR PERIOD...............   8,303,105     354,538   14,792,027    1,018,834   3,037,156      49,385
                               -----------  ----------  -----------  -----------  ----------  ----------

NET ASSETS -- END OF YEAR OR
 PERIOD....................... $11,999,806  $8,303,105  $16,383,655  $14,792,027  $3,819,998  $3,037,156
                               ===========  ==========  ===========  ===========  ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.......................         228         913          150          454           6          25
 Transferred from Separate
   Account No. 49.............          --         100           --          664          --          85
 Redeemed.....................         (39)       (801)        (132)        (385)         (6)        (38)
                               -----------  ----------  -----------  -----------  ----------  ----------
 Net Increase (Decrease)......         189         212           18          733          --          72
                               ===========  ==========  ===========  ===========  ==========  ==========

UNIT ACTIVITY CLASS B
 Issued.......................         133         142           63           40          68          75
 Transferred from Separate
   Account No. 49.............          --         383           --          132          --         101
 Redeemed.....................         (85)        (69)         (25)         (31)        (22)        (21)
                               -----------  ----------  -----------  -----------  ----------  ----------
 Net Increase (Decrease)......          48         456           38          141          46         155
                               ===========  ==========  ===========  ===========  ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units from the Accumulator 11 and Retirement Cornerstone Series were transferred from Separate Account No. 49 into Separate Account No. 70 on January 1, 2013.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                               AXA/TEMPLETON GLOBAL EQUITY     BLACKROCK GLOBAL        BLACKROCK GLOBAL
                                MANAGED VOLATILITY*(A)      ALLOCATION V.I. FUND(A)  OPPORTUNITIES V.I. FUND(C)
                               --------------------------  ------------------------  --------------------------
                                   2014          2013          2014         2013        2014          2013
                               -----------   -----------   -----------  -----------   ----------     --------
INCREASE (DECREASE) IN NET
 ASSETS
FROM OPERATIONS:
 Net investment income (loss). $     8,201   $   (76,527)  $   812,433  $  (129,892) $    1,760     $      2
 Net realized gain (loss) on
   investments................     597,418       474,902     7,937,079    3,441,652      62,811           --
 Net change in unrealized
   appreciation
   (depreciation) of
   investments................    (713,705)    2,312,237    (8,492,557)   3,213,818    (105,684)         752
                               -----------   -----------   -----------  -----------   ----------     --------

 Net Increase (decrease) in
   net assets resulting from
   operations.................    (108,086)    2,710,612       256,955    6,525,578     (41,113)         754
                               -----------   -----------   -----------  -----------   ----------     --------

FROM CONTRACTOWNERS
 TRANSACTIONS:
 Payments received from
   contractowners.............   3,763,030     3,364,918    22,399,108   15,229,477   1,117,448       25,893
 Transfers from Separate
   Account No. 49.............          --     8,677,247            --   37,314,990          --           --
 Transfers between Variable
   Investment Options
   including guaranteed
   interest account, net......     598,584      (252,982)     (681,931)     448,051     399,866           --
 Redemptions for contract
   benefits and terminations..    (871,125)     (402,214)   (3,617,039)  (2,468,387)    (73,010)          --
 Contract maintenance charges.    (217,637)     (148,116)      (10,543)      (8,889)         --           --
                               -----------   -----------   -----------  -----------   ----------     --------

 Net increase (decrease) in
   net assets resulting from
   contractowner transactions.   3,272,852    11,238,853    18,089,595   50,515,242   1,444,304       25,893
                               -----------   -----------   -----------  -----------   ----------     --------

 Net increase (decrease) in
   amount retained by AXA
   Equitable in Separate
   Account No. 70.............          --         1,000           998          569         446            5
                               -----------   -----------   -----------  -----------   ----------     --------

NET INCREASE (DECREASE) IN
 NET ASSETS...................   3,164,766    13,950,465    18,347,548   57,041,389   1,403,637       26,652
NET ASSETS -- BEGINNING OF
 YEAR OR PERIOD...............  14,514,977       564,512    64,719,167    7,677,778      26,652           --
                               -----------   -----------   -----------  -----------   ----------     --------

NET ASSETS -- END OF YEAR OR
 PERIOD....................... $17,679,743   $14,514,977   $83,066,715  $64,719,167  $1,430,289     $ 26,652
                               ===========   ===========   ===========  ===========   ==========     ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A.........
 Issued.......................          52            92            --           --          --           --
 Transferred from Separate
   Account No. 49.............          --           157            --           --          --           --
 Redeemed.....................         (39)          (48)           --           --          --           --
                               -----------   -----------   -----------  -----------   ----------     --------
 Net Increase (Decrease)......          13           201            --           --          --           --
                               ===========   ===========   ===========  ===========   ==========     ========

UNIT ACTIVITY CLASS B
 Issued.......................         416           358            --           --          --           --
 Transferred from Separate
   Account No. 49.............          --           753            --           --          --           --
 Redeemed.....................        (139)         (156)           --           --          --           --
                               -----------   -----------   -----------  -----------   ----------     --------
 Net Increase (Decrease)......         277           955            --           --          --           --
                               ===========   ===========   ===========  ===========   ==========     ========

UNIT ACTIVITY CLASS III
 Issued.......................          --            --         2,504        1,877         155            3
 Transferred from Separate
   Account No. 49.............          --            --            --        3,309          --           --
 Redeemed.....................          --            --          (911)        (763)        (14)          --
                               -----------   -----------   -----------  -----------   ----------     --------
 Net Increase (Decrease)......          --            --         1,593        4,423         141            3
                               ===========   ===========   ===========  ===========   ==========     ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units from the Accumulator 11 and Retirement Cornerstone Series were transferred from Separate Account No. 49 into Separate Account No. 70 on January 1, 2013.
(c)Units were made available on November 18, 2013.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                                                                 CHARTER/SM
                                                                         CHARTER/SM           /ALTERNATIVE 100
                                            BLACKROCK LARGE CAP          /AGGRESSIVE            CONSERVATIVE
                                            GROWTH V.I. FUND(A)          GROWTH*(C)               PLUS*(C)
                                         ------------------------  ----------------------  ----------------------
                                             2014         2013        2014        2013        2014        2013
                                         -----------  -----------  ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)........... $  (180,828) $   (81,015) $   82,359  $   85,178  $   85,723  $   74,733
 Net realized gain (loss) on investments   4,033,168    1,401,194      19,167          --      13,950          --
 Net change in unrealized appreciation
   (depreciation) of investments........  (1,442,386)   1,768,049     (97,687)     (8,351)    (94,512)    (79,083)
                                         -----------  -----------  ----------  ----------  ----------  ----------

 Net Increase (decrease) in net assets
   resulting from operations............   2,409,954    3,088,228       3,839      76,827       5,161      (4,350)
                                         -----------  -----------  ----------  ----------  ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..   6,587,447    5,234,385   2,746,290     127,227   1,184,674     133,767
 Transfers from Separate Account No. 49.          --    6,521,118          --          --          --          --
 Transfers between Variable Investment
   Options including guaranteed
   interest account, net................   1,170,997      (89,337)    258,270          --     605,362          --
 Redemptions for contract benefits and
   terminations.........................    (744,394)    (458,475)    (25,099)         --     (19,173)         --
 Contract maintenance charges...........      (2,863)      (1,928)         --          --          --          --
                                         -----------  -----------  ----------  ----------  ----------  ----------

 Net increase (decrease) in net assets
   resulting from contractowner
   transactions.........................   7,011,187   11,205,763   2,979,461     127,227   1,770,863     133,767
                                         -----------  -----------  ----------  ----------  ----------  ----------

 Net increase (decrease) in amount
   retained by AXA Equitable in
   Separate Account No. 70..............      (3,601)       1,940          --   4,000,000          --   4,000,000
                                         -----------  -----------  ----------  ----------  ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS...   9,417,540   14,295,931   2,983,300   4,204,054   1,776,024   4,129,417
NET ASSETS -- BEGINNING OF YEAR OR
 PERIOD.................................  15,474,936    1,179,005   4,204,054          --   4,129,417          --
                                         -----------  -----------  ----------  ----------  ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD..... $24,892,476  $15,474,936  $7,187,354  $4,204,054  $5,905,441  $4,129,417
                                         ===========  ===========  ==========  ==========  ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.................................          --           --         334          13         326          14
 Redeemed...............................          --           --         (45)         --        (151)         --
                                         -----------  -----------  ----------  ----------  ----------  ----------
 Net Increase (Decrease)................          --           --         289          13         175          14
                                         ===========  ===========  ==========  ==========  ==========  ==========

UNIT ACTIVITY CLASS III
 Issued.................................         579          498          --          --          --          --
 Transferred from Separate Account
   No. 49...............................          --          490          --          --          --          --
 Redeemed...............................        (197)        (194)         --          --          --          --
                                         -----------  -----------  ----------  ----------  ----------  ----------
 Net Increase (Decrease)................         382          794          --          --          --          --
                                         ===========  ===========  ==========  ==========  ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units from the Accumulator 11 and Retirement Cornerstone Series were transferred from Separate Account No. 49 into Separate Account No. 70 on January 1, 2013.
(c)Units were made available on November 18, 2013.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                               CHARTER/SM/             CHARTER/SM/
                                             ALTERNATIVE 100         ALTERNATIVE 100           CHARTER/SM/
                                               GROWTH*(C)             MODERATE*(C)           CONSERVATIVE*(C)
                                         ----------------------  ----------------------  -----------------------
                                            2014        2013        2014        2013         2014        2013
                                         ----------  ----------  ----------  ----------  -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)........... $  106,686  $   55,717  $  112,175  $   70,259  $   183,480  $   62,717
 Net realized gain (loss) on investments       (381)         --       6,986          (1)      (1,994)        136
 Net change in unrealized appreciation
   (depreciation) of investments........   (282,922)   (128,557)   (265,950)   (107,125)    (180,438)    (49,543)
                                         ----------  ----------  ----------  ----------  -----------  ----------

 Net Increase (decrease) in net assets
   resulting from operations............   (176,617)    (72,840)   (146,789)    (36,867)       1,048      13,310
                                         ----------  ----------  ----------  ----------  -----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..  1,532,500      19,752   2,859,160     305,783    6,591,320     696,267
 Transfers between Variable Investment
   Options including guaranteed
   interest account, net................    390,441          --     826,903          --    2,509,182       2,216
 Redemptions for contract benefits and
   terminations.........................     (9,350)         --     (74,416)         --     (196,272)     (1,500)
                                         ----------  ----------  ----------  ----------  -----------  ----------

 Net increase (decrease) in net assets
   resulting from contractowner
   transactions.........................  1,913,591      19,752   3,611,647     305,783    8,904,230     696,983
                                         ----------  ----------  ----------  ----------  -----------  ----------

 Net increase (decrease) in amount
   retained by AXA Equitable in
   Separate Account No. 70..............         --   3,999,999          --   4,000,000           --   3,999,999
                                         ----------  ----------  ----------  ----------  -----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS...  1,736,974   3,946,911   3,464,858   4,268,916    8,905,278   4,710,292
NET ASSETS -- BEGINNING OF YEAR OR
 PERIOD.................................  3,946,911          --   4,268,916          --    4,710,292          --
                                         ----------  ----------  ----------  ----------  -----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD..... $5,683,885  $3,946,911  $7,733,774  $4,268,916  $13,615,570  $4,710,292
                                         ==========  ==========  ==========  ==========  ===========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.................................        206           2         383          31        1,015          76
 Redeemed...............................        (15)         --         (26)         --         (140)         (6)
                                         ----------  ----------  ----------  ----------  -----------  ----------
 Net Increase (Decrease)................        191           2         357          31          875          70
                                         ==========  ==========  ==========  ==========  ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(c)Units were made available on November 18, 2013.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                               CHARTER/SM/ EQUITY*(C)  CHARTER/SM/ FIXED INCOME*(C)  CHARTER/SM/ GROWTH*(C)
                               ----------------------- ---------------------------  -----------------------
                                  2014        2013        2014           2013           2014        2013
                               ----------  -----------  ----------    -----------   -----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS
FROM OPERATIONS:
 Net investment income (loss). $   52,949  $    75,439 $  106,992    $    59,621    $   120,441  $   70,122
 Net realized gain (loss) on
   investments................     72,202           --      1,123             --         66,341          (4)
 Net change in unrealized
   appreciation
   (depreciation) of
   investments................    (16,887)      67,736    (51,853)       (83,660)      (116,838)      7,971
                               ----------  -----------  ----------    -----------   -----------  ----------

 Net Increase (decrease) in
   net assets resulting from
   operations.................    108,264      143,175     56,262        (24,039)        69,944      78,089
                               ----------  -----------  ----------    -----------   -----------  ----------

FROM CONTRACTOWNERS
 TRANSACTIONS:
 Payments received from
   contractowners.............     55,733       35,657    927,302         53,549     10,097,269     470,628
 Transfers between Variable
   Investment Options
   including guaranteed
   interest account, net......  1,051,966           --    237,133          2,216      2,641,815   1,236,393
 Redemptions for contract
   benefits and terminations..    (14,323)          --    (81,697)            --     (4,269,683)         --
                               ----------  -----------  ----------    -----------   -----------  ----------

 Net increase (decrease) in
   net assets resulting from
   contractowner transactions.  1,093,376       35,657  1,082,738         55,765      8,469,401   1,707,021
                               ----------  -----------  ----------    -----------   -----------  ----------

 Net increase (decrease) in
   amount retained by AXA
   Equitable in Separate
   Account No. 70.............         --    3,999,999         --      4,000,000             --   4,000,000
                               ----------  -----------  ----------    -----------   -----------  ----------

NET INCREASE (DECREASE) IN
 NET ASSETS...................  1,201,640    4,178,831  1,139,000      4,031,726      8,539,345   5,785,110
NET ASSETS -- BEGINNING OF
 YEAR OR PERIOD...............  4,178,831           --  4,031,726             --      5,785,110          --
                               ----------  -----------  ----------    -----------   -----------  ----------

NET ASSETS -- END OF YEAR OR
 PERIOD....................... $5,380,471  $ 4,178,831 $5,170,726    $ 4,031,726    $14,324,455  $5,785,110
                               ==========  ===========  ==========    ===========   ===========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.......................        134            3        163              5          1,315         171
 Redeemed.....................        (27)          --        (56)            --           (482)         --
                               ----------  -----------  ----------    -----------   -----------  ----------
 Net Increase (Decrease)......        107            3        107              5            833         171
                               ==========  ===========  ==========    ===========   ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(c)Units were made available on November 18, 2013.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                                  CHARTER/SM/         CHARTER/SM         CHARTER/SM/
                                           CHARTER/SM /INCOME    INTEREST RATE      /INTERNATIONAL      INTERNATIONAL
                                             STRATEGIES*(C)      STRATEGIES*(D)    CONSERVATIVE*(C)      GROWTH*(D)
                                         ----------------------  -------------- ----------------------  -------------
                                            2014        2013          2014         2014        2013         2014
                                         ----------  ----------  -------------- ----------  ----------  -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)........... $  176,723  $   91,231    $  172,578   $  129,530  $   59,669   $  131,380
 Net realized gain (loss) on investments     35,673          --        85,268         (566)         --       (7,417)
 Net change in unrealized appreciation
   (depreciation) of investments........    (48,412)    (95,665)     (169,365)    (164,687)   (100,331)    (148,659)
                                         ----------  ----------    ----------   ----------  ----------   ----------

 Net Increase (decrease) in net assets
   resulting from operations............    163,984      (4,434)       88,481      (35,723)    (40,662)     (24,696)
                                         ----------  ----------    ----------   ----------  ----------   ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..  1,626,703      19,839     2,159,895      471,702      19,502      496,279
 Transfers between Variable Investment
   Options including guaranteed
   interest account, net................    950,424       1,583     2,430,826      (11,448)         --      114,483
 Redemptions for contract benefits and
   terminations.........................    (91,384)         --       (89,495)     (24,330)         --       (4,195)
                                         ----------  ----------    ----------   ----------  ----------   ----------

 Net increase (decrease) in net assets
   resulting from contractowner
   transactions.........................  2,485,743      21,422     4,501,226      435,924      19,502      606,567
                                         ----------  ----------    ----------   ----------  ----------   ----------

 Net increase (decrease) in amount
   retained by AXA Equitable in
   Separate Account No. 70..............         --   3,999,999            --           --   4,000,000           --
                                         ----------  ----------    ----------   ----------  ----------   ----------

NET INCREASE (DECREASE) IN NET ASSETS...  2,649,727   4,016,987     4,589,707      400,201   3,978,840      581,871
NET ASSETS -- BEGINNING OF YEAR OR
 PERIOD.................................  4,016,987          --     4,000,034    3,978,840          --    3,977,335
                                         ----------  ----------    ----------   ----------  ----------   ----------

NET ASSETS -- END OF YEAR OR PERIOD..... $6,666,714  $4,016,987    $8,589,741   $4,379,041  $3,978,840   $4,559,206
                                         ==========  ==========    ==========   ==========  ==========   ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.................................        281           2           614           53           2           81
 Redeemed...............................        (41)         --          (170)         (10)         --          (22)
                                         ----------  ----------    ----------   ----------  ----------   ----------
 Net Increase (Decrease)................        240           2           444           43           2           59
                                         ==========  ==========    ==========   ==========  ==========   ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(c)Units were made available on November 18, 2013.
(d)Units were made available on November 18, 2013, but at December 31, 2013 the fund had no change in net assets from shareholder contributions to report.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                               CHARTER/SM/                                       CHARTER/SM/
                                              INTERNATIONAL            CHARTER/SM/                MODERATE
                                              MODERATE*(C)             MODERATE*(C)              GROWTH*(C)
                                         ----------------------  -----------------------  ------------------------
                                            2014        2013         2014        2013         2014         2013
                                         ----------  ----------  -----------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)........... $  132,480  $   59,040  $   196,028  $   64,229  $   136,803  $    80,078
 Net realized gain (loss) on investments        990          --       42,127         (16)      54,184        2,670
 Net change in unrealized appreciation
   (depreciation) of investments........   (179,083)    (90,225)    (295,355)    (26,659)    (168,480)     (22,706)
                                         ----------  ----------  -----------  ----------  -----------  -----------

 Net Increase (decrease) in net assets
   resulting from operations............    (45,613)    (31,185)     (57,200)     37,554       22,507       60,042
                                         ----------  ----------  -----------  ----------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..    937,353       2,149   13,256,648     460,477    7,246,620    1,625,164
 Transfers between Variable Investment
   Options including guaranteed
   interest account, net................    (82,872)         --      562,977     (15,828)   1,242,114   (1,252,225)
 Redemptions for contract benefits and
   terminations.........................     (9,656)         --     (512,824)     (1,500)    (173,079)          --
                                         ----------  ----------  -----------  ----------  -----------  -----------

 Net increase (decrease) in net assets
   resulting from contractowner
   transactions.........................    844,825       2,149   13,306,801     443,149    8,315,655      372,939
                                         ----------  ----------  -----------  ----------  -----------  -----------

 Net increase (decrease) in amount
   retained by AXA Equitable in
   Separate Account No. 70..............         --   4,000,000           --   4,000,000           --    4,000,000
                                         ----------  ----------  -----------  ----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS...    799,212   3,970,964   13,249,601   4,480,703    8,338,162    4,432,981
NET ASSETS -- BEGINNING OF YEAR OR
 PERIOD.................................  3,970,964          --    4,480,703          --    4,432,981           --
                                         ----------  ----------  -----------  ----------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD..... $4,770,176  $3,970,964  $17,730,304  $4,480,703  $12,771,143  $ 4,432,981
                                         ==========  ==========  ===========  ==========  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.................................         98          --        1,398          46          915          163
 Redeemed...............................        (14)         --          (95)         (2)        (103)        (125)
                                         ----------  ----------  -----------  ----------  -----------  -----------
 Net Increase (Decrease)................         84          --        1,303          44          812           38
                                         ==========  ==========  ===========  ==========  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(c)Units were made available on November 18, 2013.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                               CHARTER/SM/ MULTI-SECTOR CHARTER/SM/ REAL  CHARTER/SM/ SMALL CAP
                                      BOND*(A)            ASSETS*(D)           GROWTH*(A)
                               ----------------------   --------------   ----------------------
                                  2014         2013          2014           2014        2013
                               ----------   ----------  --------------   ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS
FROM OPERATIONS:
 Net investment income (loss). $   29,685   $   62,904    $  119,939     $ (101,428) $  (79,741)
 Net realized gain (loss) on
   investments................     (8,812)       3,397           600        275,081     332,077
 Net change in unrealized
   appreciation
   (depreciation) of
   investments................      5,181     (131,176)     (143,885)      (380,520)  1,736,265
                               ----------   ----------    ----------     ----------  ----------
 Net Increase (decrease) in
   net assets resulting from
   operations.................     26,054      (64,875)      (23,346)      (206,867)  1,988,601
                               ----------   ----------    ----------     ----------  ----------

FROM CONTRACTOWNERS
 TRANSACTIONS:
 Payments received from
   contractowners.............      4,382      279,277       834,740      1,013,219   1,379,031
 Transfers from Separate
   Account No. 49.............         --    2,429,439            --             --   4,132,039
 Transfers between Variable
   Investment Options
   including guaranteed
   interest account, net......     29,827      268,041        90,116        869,357    (876,576)
 Redemptions for contract
   benefits and terminations..   (103,014)     (40,067)      (30,389)      (300,747)   (169,869)
 Contract maintenance charges.    (50,483)     (48,723)           --       (117,519)    (83,731)
                               ----------   ----------    ----------     ----------  ----------

 Net increase (decrease) in
   net assets resulting from
   contractowner transactions.   (119,288)   2,887,967       894,467      1,464,310   4,380,894
                               ----------   ----------    ----------     ----------  ----------

 Net increase (decrease) in
   amount retained by AXA
   Equitable in Separate
   Account No. 70.............         --          500            --             --         501
                               ----------   ----------    ----------     ----------  ----------

NET INCREASE (DECREASE) IN
 NET ASSETS...................    (93,234)   2,823,592       871,121      1,257,443   6,369,996
NET ASSETS -- BEGINNING OF
 YEAR OR PERIOD...............  2,823,592           --     3,886,402      6,369,996          --
                               ----------   ----------    ----------     ----------  ----------

NET ASSETS -- END OF YEAR OR
 PERIOD....................... $2,730,358   $2,823,592    $4,757,523     $7,627,439  $6,369,996
                               ==========   ==========    ==========     ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.......................         15           63           120            272         232
 Transferred from Separate
   Account No. 49.............         --          186            --             --         693
 Redeemed.....................        (24)         (31)          (29)          (118)       (187)
                               ----------   ----------    ----------     ----------  ----------
 Net Increase (Decrease)......         (9)         218            91            154         738
                               ==========   ==========    ==========     ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units from the Accumulator 11 and Retirement Cornerstone Series were transferred from Separate Account No. 49 into Separate Account No. 70 on January 1, 2013.
(d)Units were made available on November 18, 2013, but at December 31, 2013 the fund had no change in net assets from shareholder contributions to report.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                                              CLEARBRIDGE     CLEARBRIDGE
                                                                               VARIABLE        VARIABLE       DELAWARE VIP(R)
                                                     CHARTER/SM/ SMALL     AGGRESSIVE GROWTH EQUITY INCOME  DIVERSIFIED INCOME
                                                       CAP VALUE*(A)         PORTFOLIO(E)    PORTFOLIO(E)        SERIES(C)
                                                 ------------------------  ----------------- ------------- --------------------
                                                     2014         2013           2014            2014         2014       2013
                                                 -----------  -----------  ----------------- ------------- ----------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................... $  (145,114) $   (55,159)    $   (27,555)    $   36,439   $   (7,694) $    (62)
 Net realized gain (loss) on investments........     483,494      615,272         521,105          2,580        3,277        20
 Net change in unrealized appreciation
   (depreciation) of investments................  (1,099,904)   1,812,582        (213,256)        46,585       21,619       180
                                                 -----------  -----------     -----------     ----------   ----------  --------

 Net Increase (decrease) in net assets
   resulting from operations....................    (761,524)   2,372,695         280,294         85,604       17,202       138
                                                 -----------  -----------     -----------     ----------   ----------  --------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..........   2,334,257    4,176,241       7,893,413      2,226,676    5,021,293   144,533
 Transfers from Separate Account No. 49.........          --    4,319,713              --             --           --        --
 Transfers between Variable Investment Options
   including guaranteed interest account, net...    (295,096)     809,538       3,244,968        728,224    1,019,942        --
 Redemptions for contract benefits and
   terminations.................................    (425,691)    (295,498)        (20,920)        (8,499)    (142,043)   (1,129)
 Contract maintenance charges...................    (157,041)     (95,743)            (27)            (8)          --        --
                                                 -----------  -----------     -----------     ----------   ----------  --------

 Net increase (decrease) in net assets
   resulting from contractowner transactions....   1,456,429    8,914,251      11,117,434      2,946,393    5,899,192   143,404
                                                 -----------  -----------     -----------     ----------   ----------  --------

 Net increase (decrease) in amount retained by
   AXA Equitable in Separate Account No. 70.....          --       10,249              50             51       19,991        10
                                                 -----------  -----------     -----------     ----------   ----------  --------

NET INCREASE (DECREASE) IN NET ASSETS...........     694,905   11,297,195      11,397,778      3,032,048    5,936,385   143,552
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.......  11,414,526      117,331              --             --      143,552        --
                                                 -----------  -----------     -----------     ----------   ----------  --------

NET ASSETS -- END OF YEAR OR PERIOD............. $12,109,431  $11,414,526     $11,397,778     $3,032,048   $6,079,937  $143,552
                                                 ===========  ===========     ===========     ==========   ==========  ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.........................................         336          388              --             --           --        --
 Transferred from Separate Account No. 49.......          --          302              --             --           --        --
 Redeemed.......................................        (189)        (115)             --             --           --        --
                                                 -----------  -----------     -----------     ----------   ----------  --------
 Net Increase (Decrease)........................         147          575              --             --           --        --
                                                 ===========  ===========     ===========     ==========   ==========  ========

UNIT ACTIVITY CLASS II
 Issued.........................................          --           --           1,102            303           --        --
 Redeemed.......................................          --           --             (30)           (17)          --        --
                                                 -----------  -----------     -----------     ----------   ----------  --------
 Net Increase (Decrease)........................          --           --           1,072            286           --        --
                                                 ===========  ===========     ===========     ==========   ==========  ========

UNIT ACTIVITY SERVICE CLASS
 Issued.........................................          --           --              --             --          584        16
 Redeemed.......................................          --           --              --             --          (11)       (1)
                                                 -----------  -----------     -----------     ----------   ----------  --------
 Net Increase (Decrease)........................          --           --              --             --          573        15
                                                 ===========  ===========     ===========     ==========   ==========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units from the Accumulator 11 and Retirement Cornerstone Series were transferred from Separate Account No. 49 into Separate Account No. 70 on January 1, 2013.
(c)Units were made available on November 18, 2013.
(e)Units were made available for sale on June 13, 2014.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                                                        DELAWARE VIP(R)
                                                                      DELAWARE VIP(R)     LIMITED-TERM        EATON VANCE VT
                                                                      EMERGING MARKETS  DIVERSIFIED INCOME     FLOATING-RATE
                                                                         SERIES(C)         SERIES(C)          INCOME FUND(C)
                                                                     -----------------  ------------------ --------------------
                                                                       2014      2013      2014      2013     2014       2013
                                                                     --------  -------  ----------   ----  ----------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................................... $ (3,081) $   (24) $    8,906   $ --  $   75,566  $    318
 Net realized gain (loss) on investments............................      640       --      (1,289)    --     (12,049)       --
 Net change in unrealized appreciation (depreciation) of investments  (55,529)     631     (15,438)    --    (113,709)       --
                                                                     --------  -------  ----------   ----  ----------  --------

 Net Increase (decrease) in net assets resulting from operations....  (57,970)     607      (7,821)    --     (50,192)      318
                                                                     --------  -------  ----------   ----  ----------  --------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..............................  484,843   45,845   1,494,102    220   4,947,707   289,658
 Transfers from Separate Account No. 49.............................       --       --          --     --          --        --
 Transfers between Variable Investment Options including guaranteed
   interest account, net............................................   68,809       --   3,014,184     --     751,883       708
 Redemptions for contract benefits and terminations.................   (5,772)     (32)   (201,627)    --    (280,006)     (263)
 Contract maintenance charges.......................................       --       --          --     --          --        --
                                                                     --------  -------  ----------   ----  ----------  --------

 Net increase (decrease) in net assets resulting from contractowner
   transactions.....................................................  547,880   45,813   4,306,659    220   5,419,584   290,103
                                                                     --------  -------  ----------   ----  ----------  --------

 Net increase (decrease) in amount retained by AXA Equitable in
   Separate Account No. 70..........................................    1,595        6       7,499     --       4,657        34
                                                                     --------  -------  ----------   ----  ----------  --------

NET INCREASE (DECREASE) IN NET ASSETS...............................  491,505   46,426   4,306,337    220   5,374,049   290,455
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...........................   46,426       --         220     --     290,455        --
                                                                     --------  -------  ----------   ----  ----------  --------

NET ASSETS -- END OF YEAR OR PERIOD................................. $537,931  $46,426  $4,306,557   $220  $5,664,504  $290,455
                                                                     ========  =======  ==========   ====  ==========  ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY INITIAL CLASS
 Issued.............................................................       --       --          --     --         750        29
 Redeemed...........................................................       --       --          --     --        (213)       --
                                                                     --------  -------  ----------   ----  ----------  --------
 Net Increase (Decrease)............................................       --       --          --     --         537        29
                                                                     ========  =======  ==========   ====  ==========  ========

UNIT ACTIVITY SERVICE CLASS
 Issued.............................................................       66        5         564     --          --        --
 Redeemed...........................................................      (11)      --        (135)    --          --        --
                                                                     --------  -------  ----------   ----  ----------  --------
 Net Increase (Decrease)............................................       55        5         429     --          --        --
                                                                     ========  =======  ==========   ====  ==========  ========

-----------
The accompanying notes are an integral part of these financial statements.
(c)Units were made available on November 18, 2013.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                       EQ/ALLIANCEBERNSTEIN       EQ/ALLIANCEBERNSTEIN
                                                          DYNAMIC WEALTH            SHORT DURATION       EQ/ALLIANCEBERNSTEIN
                                                          STRATEGIES*(A)          GOVERNMENT BOND*(C)    SMALL CAP GROWTH*(A)
                                                  ------------------------------  ------------------   ------------------------
                                                       2014            2013         2014       2013        2014         2013
                                                  --------------  --------------  --------   --------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).................... $   (8,336,632) $   (9,743,010) $ (3,669)  $   (194) $  (505,572) $  (330,206)
 Net realized gain (loss) on investments.........     30,115,711      46,902,416      (604)   (20,770)   5,458,303    3,526,110
 Net change in unrealized appreciation
   (depreciation) of investments.................     34,080,892      82,917,964    (1,204)      (100)  (4,033,954)   3,902,036
                                                  --------------  --------------  --------   --------  -----------  -----------

 Net Increase (decrease) in net assets resulting
   from operations...............................     55,859,971     120,077,370    (5,477)   (21,064)     918,777    7,097,940
                                                  --------------  --------------  --------   --------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners...........    490,203,754     457,059,843   347,423    233,959   10,546,523    7,536,749
 Transfers from Separate Account No. 49..........             --     338,507,076        --         --           --   13,415,226
 Transfers between Variable Investment Options
   including guaranteed interest account, net....    218,527,178     220,114,220    (2,738)    (4,500)  (1,367,070)   3,843,221
 Redemptions for contract benefits and
   terminations..................................    (39,852,688)    (15,117,194)   (8,032)        --   (1,255,481)    (741,988)
 Contract maintenance charges....................    (21,946,155)    (10,425,083)       --         --     (250,019)    (171,443)
                                                  --------------  --------------  --------   --------  -----------  -----------

 Net increase (decrease) in net assets resulting
   from contractowner transactions...............    646,932,089     990,138,862   336,653    229,459    7,673,953   23,881,765
                                                  --------------  --------------  --------   --------  -----------  -----------

 Net increase (decrease) in amount retained by
   AXA Equitable in Separate Account No. 70......             --           3,434         5     20,788          201          998
                                                  --------------  --------------  --------   --------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS............    702,792,060   1,110,219,666   331,181    229,183    8,592,931   30,980,703
NET ASSETS -- BEGINNING OF YEAR OR PERIOD........  1,329,314,726     219,095,060   229,183         --   33,357,890    2,377,187
                                                  --------------  --------------  --------   --------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD.............. $2,032,106,786  $1,329,314,726  $560,364   $229,183  $41,950,821  $33,357,890
                                                  ==============  ==============  ========   ========  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued..........................................             --              --        --         --          457          536
 Transferred from Separate Account No. 49........             --              --        --         --           --          408
 Redeemed........................................             --              --        --         --         (250)        (116)
                                                  --------------  --------------  --------   --------  -----------  -----------
 Net Increase (Decrease).........................             --              --        --         --          207          828
                                                  ==============  ==============  ========   ========  ===========  ===========

UNIT ACTIVITY CLASS B
 Issued..........................................         61,598          64,278        57         23          366          206
 Transferred from Separate Account No. 49........             --          33,559        --         --           --          367
 Redeemed........................................         (6,250)         (4,405)      (23)        --         (111)         (87)
                                                  --------------  --------------  --------   --------  -----------  -----------
 Net Increase (Decrease).........................         55,348          93,432        34         23          255          486
                                                  ==============  ==============  ========   ========  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units from the Accumulator 11 and Retirement Cornerstone Series were transferred from Separate Account No. 49 into Separate Account No. 70 on January 1, 2013.
(c)Units were made available on November 18, 2013.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                          EQ/BLACKROCK BASIC VALUE     EQ/BOSTON ADVISORS      EQ/CALVERT SOCIALLY
                                                 EQUITY*(A)             EQUITY INCOME*(A)        RESPONSIBLE*(A)
                                         -------------------------  ------------------------  --------------------
                                             2014          2013         2014         2013        2014       2013
                                         ------------  -----------  -----------  -----------  ----------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)........... $   (195,027) $   269,272  $    43,006  $   175,868  $   (5,012) $ (4,618)
 Net realized gain (loss) on investments    3,048,221    2,265,874    3,540,901    3,327,499      41,191    72,645
 Net change in unrealized appreciation
   (depreciation) of investments........    4,773,710   14,375,195   (1,756,657)   1,372,694      91,009   131,537
                                         ------------  -----------  -----------  -----------  ----------  --------

 Net Increase (decrease) in net assets
   resulting from operations............    7,626,904   16,910,341    1,827,250    4,876,061     127,188   199,564
                                         ------------  -----------  -----------  -----------  ----------  --------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..   27,788,122   18,977,545    5,559,756    6,820,715     391,244    85,387
 Transfers from Separate Account No. 49.           --   33,521,596           --    9,294,112          --   654,969
 Transfers between Variable Investment
   Options including guaranteed
   interest account, net................    4,571,246    3,049,936   (3,517,770)   1,547,739      63,701   (41,297)
 Redemptions for contract benefits and
   terminations.........................   (3,285,948)  (1,601,267)    (939,670)    (516,946)    (18,941)  (61,709)
 Contract maintenance charges...........      (12,945)      (9,067)    (106,800)     (73,908)    (16,361)  (12,179)
                                         ------------  -----------  -----------  -----------  ----------  --------

 Net increase (decrease) in net assets
   resulting from contractowner
   transactions.........................   29,060,475   53,938,743      995,516   17,071,712     419,643   625,171
                                         ------------  -----------  -----------  -----------  ----------  --------

 Net increase (decrease) in amount
   retained by AXA Equitable in
   Separate Account No. 70..............         (574)      20,001           --          979        (200)      449
                                         ------------  -----------  -----------  -----------  ----------  --------

NET INCREASE (DECREASE) IN NET ASSETS...   36,686,805   70,869,085    2,822,766   21,948,752     546,631   825,184
NET ASSETS -- BEGINNING OF YEAR OR
 PERIOD.................................   77,939,687    7,070,602   25,006,096    3,057,344     825,184        --
                                         ------------  -----------  -----------  -----------  ----------  --------

NET ASSETS -- END OF YEAR OR PERIOD..... $114,626,492  $77,939,687  $27,828,862  $25,006,096  $1,371,815  $825,184
                                         ============  ===========  ===========  ===========  ==========  ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.................................        1,743        1,918          231          644          --        --
 Transferred from Separate Account
   No. 49...............................           --        2,719           --          438          --        --
 Redeemed...............................         (424)        (586)        (294)        (193)         --        --
                                         ------------  -----------  -----------  -----------  ----------  --------
 Net Increase (Decrease)................        1,319        4,051          (63)         889          --        --
                                         ============  ===========  ===========  ===========  ==========  ========

UNIT ACTIVITY CLASS B
 Issued.................................          602           45          406          413          42        16
 Transferred from Separate Account
   No. 49...............................           --           --           --          840          --        63
 Redeemed...............................          (32)          --         (204)        (152)         (8)      (18)
                                         ------------  -----------  -----------  -----------  ----------  --------
 Net Increase (Decrease)................          570           45          202        1,101          34        61
                                         ============  ===========  ===========  ===========  ==========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units from the Accumulator 11 and Retirement Cornerstone Series were transferred from Separate Account No. 49 into Separate Account No. 70 on January 1, 2013.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                  EQ/CAPITAL GUARDIAN         EQ/COMMON STOCK           EQ/CONVERTIBLE
                                     RESEARCH*(A)                INDEX*(A)              SECURITIES*(C)
                               ------------------------  ------------------------  -------------------------
                                   2014         2013         2014         2013         2014         2013
                               -----------  -----------  -----------  -----------  -----------  ------------
INCREASE (DECREASE) IN NET
 ASSETS
FROM OPERATIONS:
 Net investment income (loss). $  (107,487) $    24,193  $    29,312  $    24,269  $   202,906  $     86,194
 Net realized gain (loss) on
   investments................     788,506      622,484      549,772      227,457      271,926            --
 Net change in unrealized
   appreciation
   (depreciation) of
   investments................     620,659    1,891,867      966,925    1,501,911      486,594       184,846
                               -----------  -----------  -----------  -----------  -----------  ------------
 Net Increase (decrease) in
   net assets resulting from
   operations.................   1,301,678    2,538,544    1,546,009    1,753,637      961,426       271,040
                               -----------  -----------  -----------  -----------  -----------  ------------

FROM CONTRACTOWNERS
 TRANSACTIONS:
 Payments received from
   contractowners.............   2,574,610    4,732,959    5,933,538    3,821,958      260,165        26,575
 Transfers from Separate
   Account No. 49.............          --    5,440,661           --    2,984,123           --            --
 Transfers between Variable
   Investment Options
   including guaranteed
   interest account, net......    (453,476)     472,700    2,640,787    1,122,919    2,160,695            --
 Redemptions for contract
   benefits and terminations..    (346,474)    (429,944)    (479,955)    (242,940)      (4,349)           --
 Contract maintenance charges.     (77,782)     (62,441)      (2,109)        (936)          --            --
                               -----------  -----------  -----------  -----------  -----------  ------------

 Net increase (decrease) in
   net assets resulting from
   contractowner transactions.   1,696,878   10,153,935    8,092,261    7,685,124    2,416,511        26,575
                               -----------  -----------  -----------  -----------  -----------  ------------

 Net increase (decrease) in
   amount retained by AXA
   Equitable in Separate
   Account No. 70.............          --          501          301          249          340     9,999,659
                               -----------  -----------  -----------  -----------  -----------  ------------

NET INCREASE (DECREASE) IN
 NET ASSETS...................   2,998,556   12,692,980    9,638,571    9,439,010    3,378,277    10,297,274
NET ASSETS -- BEGINNING OF
 YEAR OR PERIOD...............  13,165,235      472,255   10,328,853      889,843   10,297,274            --
                               -----------  -----------  -----------  -----------  -----------  ------------

NET ASSETS -- END OF YEAR OR
 PERIOD....................... $16,163,791  $13,165,235  $19,967,424  $10,328,853  $13,675,551  $ 10,297,274
                               ===========  ===========  ===========  ===========  ===========  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.......................         204          411          431          364           --            --
 Transferred from Separate
   Account No. 49.............          --          146           --          223           --            --
 Redeemed.....................         (99)        (137)         (87)         (68)          --            --
                               -----------  -----------  -----------  -----------  -----------  ------------
 Net Increase (Decrease)......         105          420          344          519           --            --
                               ===========  ===========  ===========  ===========  ===========  ============

UNIT ACTIVITY CLASS B
 Issued.......................          37           86          230           10          235             3
 Transferred from Separate
   Account No. 49.............          --          242           --           --           --            --
 Redeemed.....................         (50)         (61)         (63)          --          (10)           --
                               -----------  -----------  -----------  -----------  -----------  ------------
 Net Increase (Decrease)......         (13)         267          167           10          225             3
                               ===========  ===========  ===========  ===========  ===========  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units from the Accumulator 11 and Retirement Cornerstone Series were transferred from Separate Account No. 49 into Separate Account No. 70 on January 1, 2013.
(c)Units were made available on November 18, 2013.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                                                  EQ/EMERGING MARKETS           EQ/ENERGY
                                                     EQ/CORE BOND INDEX*(A)         EQUITY PLUS*(B)              ETF*(C)
                                                   --------------------------  ------------------------  ----------------------
                                                       2014          2013          2014         2013        2014        2013
                                                   ------------  ------------  -----------  -----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..................... $   (456,954) $   (694,347) $    63,705  $    71,320  $   66,102  $   65,087
 Net realized gain (loss) on investments..........      148,470       267,394       53,724      (12,499)     11,550          --
 Net change in unrealized appreciation
   (depreciation) of investments..................    3,296,537    (8,908,327)    (587,329)    (680,454)   (790,403)     (7,241)
                                                   ------------  ------------  -----------  -----------  ----------  ----------
 Net Increase (decrease) in net assets resulting
   from operations................................    2,988,053    (9,335,280)    (469,900)    (621,633)   (712,751)     57,846
                                                   ------------  ------------  -----------  -----------  ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............   16,128,738    15,308,927    1,490,183      780,426     608,428       3,000
 Transfers from Separate Account No. 49...........           --   285,787,159           --           --          --          --
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....    8,378,158    37,840,482      465,931      (36,637)    198,085          --
 Redemptions for contract benefits and
   terminations...................................  (16,690,321)  (10,795,676)     (20,647)        (481)    (12,187)         --
 Contract maintenance charges.....................   (4,596,033)   (4,464,739)        (106)          --          --          --
                                                   ------------  ------------  -----------  -----------  ----------  ----------
 Net increase (decrease) in net assets resulting
   from contractowner transactions................    3,220,542   325,676,153    1,935,361      743,308     794,326       3,000
                                                   ------------  ------------  -----------  -----------  ----------  ----------
 Net increase (decrease) in amount retained by
   AXA Equitable in Separate Account No. 70.......           --            --           --   12,000,001          --   3,999,999
                                                   ------------  ------------  -----------  -----------  ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS.............    6,208,595   314,340,873    1,465,461   12,121,676      81,575   4,060,845
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.........  317,400,508     3,059,635   12,121,676           --   4,060,845          --
                                                   ------------  ------------  -----------  -----------  ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD............... $323,609,103  $317,400,508  $13,587,137  $12,121,676  $4,142,420  $4,060,845
                                                   ============  ============  ===========  ===========  ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued...........................................        3,340         6,109          317          164          87          --
 Transferred from Separate Account No. 49.........           --        26,138           --           --          --          --
 Redeemed.........................................       (3,040)       (2,613)        (112)         (86)         (4)         --
                                                   ------------  ------------  -----------  -----------  ----------  ----------
 Net Increase (Decrease)..........................          300        29,634          205           78          83          --
                                                   ============  ============  ===========  ===========  ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units from the Accumulator 11 and Retirement Cornerstone Series were transferred from Separate Account No. 49 into Separate Account No. 70 on January 1, 2013.
(b)Units were made available on February 19, 2013.
(c)Units were made available on November 18, 2013.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                                      EQ/GAMCO MERGERS AND         EQ/GAMCO SMALL
                                          EQ/EQUITY 500 INDEX*(A)       ACQUISITIONS*(A)          COMPANY VALUE*(A)
                                         -------------------------  -----------------------  --------------------------
                                             2014          2013         2014        2013         2014          2013
                                         ------------  -----------  -----------  ----------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)........... $    258,455  $   130,760  $  (152,339) $  (66,476) $ (1,692,755) $ (1,051,503)
 Net realized gain (loss) on investments    3,580,945    1,800,883      530,294     433,893     9,533,997     9,003,326
 Net change in unrealized appreciation
   (depreciation) of investments........    5,192,991    8,004,213     (349,809)    243,787    (4,509,275)   21,577,795
                                         ------------  -----------  -----------  ----------  ------------  ------------

 Net Increase (decrease) in net assets
   resulting from operations............    9,032,391    9,935,856       28,146     611,204     3,331,967    29,529,618
                                         ------------  -----------  -----------  ----------  ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..   33,468,499   16,255,703    3,449,806   2,135,261    43,268,938    31,924,983
 Transfers from Separate Account No. 49.           --   18,587,621           --   5,035,846            --    53,051,954
 Transfers between Variable Investment
   Options including guaranteed
   interest account, net................   14,378,170    5,267,951      263,698     456,106     5,956,144     6,100,358
 Redemptions for contract benefits and
   terminations.........................   (2,347,559)  (1,536,820)    (431,667)   (313,647)   (5,125,375)   (2,493,405)
 Contract maintenance charges...........       (8,183)      (4,536)      (1,208)       (946)      (21,276)      (14,749)
                                         ------------  -----------  -----------  ----------  ------------  ------------

 Net increase (decrease) in net assets
   resulting from contractowner
   transactions.........................   45,490,927   38,569,919    3,280,629   7,312,620    44,078,431    88,569,141
                                         ------------  -----------  -----------  ----------  ------------  ------------

 Net increase (decrease) in amount
   retained by AXA Equitable in
   Separate Account No. 70..............           --       35,002           --      30,000            --         5,000
                                         ------------  -----------  -----------  ----------  ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS...   54,523,318   48,540,777    3,308,775   7,953,824    47,410,398   118,103,759
NET ASSETS -- BEGINNING OF YEAR OR
 PERIOD.................................   54,798,445    6,257,668    8,585,773     631,949   130,033,735    11,929,976
                                         ------------  -----------  -----------  ----------  ------------  ------------

NET ASSETS -- END OF YEAR OR PERIOD..... $109,321,763  $54,798,445  $11,894,548  $8,585,773  $177,444,133  $130,033,735
                                         ============  ===========  ===========  ==========  ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.................................        2,274        1,844          292         299         2,315         2,624
 Transferred from Separate Account
   No. 49...............................           --        1,409           --         440            --         3,452
 Redeemed...............................         (398)        (532)        (144)       (114)         (641)         (717)
                                         ------------  -----------  -----------  ----------  ------------  ------------
 Net Increase (Decrease)................        1,876        2,721          148         625         1,674         5,359
                                         ============  ===========  ===========  ==========  ============  ============

UNIT ACTIVITY CLASS B
 Issued.................................        1,211           14          149           6           941            65
 Redeemed...............................         (128)          --           (9)         --           (54)           --
                                         ------------  -----------  -----------  ----------  ------------  ------------
 Net Increase (Decrease)................        1,083           14          140           6           887            65
                                         ============  ===========  ===========  ==========  ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units from the Accumulator 11 and Retirement Cornerstone Series were transferred from Separate Account No. 49 into Separate Account No. 70 on January 1, 2013.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                                                                   EQ/INTERMEDIATE
                                          EQ/GLOBAL BOND PLUS*(A)   EQ/HIGH YIELD BOND*(B)       GOVERNMENT BOND*(A)
                                         ------------------------  ------------------------  --------------------------
                                             2014         2013         2014         2013         2014          2013
                                         -----------  -----------  -----------  -----------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)........... $   (88,175) $  (164,560) $ 2,211,039  $ 2,468,252  $ (1,367,167) $ (1,620,891)
 Net realized gain (loss) on investments     (26,794)     137,711       37,825      118,109       228,469       580,398
 Net change in unrealized appreciation
   (depreciation) of investments........      42,385     (439,778)  (1,335,868)     419,069     1,236,403    (3,051,064)
                                         -----------  -----------  -----------  -----------  ------------  ------------

 Net Increase (decrease) in net assets
   resulting from operations............     (72,584)    (466,627)     912,996    3,005,430        97,705    (4,091,557)
                                         -----------  -----------  -----------  -----------  ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..   1,337,346    2,159,710    3,248,318    1,303,879     4,261,327     6,454,939
 Transfers from Separate Account No. 49.          --    9,156,339           --           --            --   128,813,746
 Transfers between Variable Investment
   Options including guaranteed
   interest account, net................     (84,823)     253,586      954,535      260,131     4,754,317     3,335,365
 Redemptions for contract benefits and
   terminations.........................    (636,082)    (542,685)    (122,378)     (10,794)   (6,311,696)   (4,684,275)
 Contract maintenance charges...........    (108,278)    (104,918)        (320)          (6)   (1,858,860)   (1,883,724)
                                         -----------  -----------  -----------  -----------  ------------  ------------

 Net increase (decrease) in net assets
   resulting from contractowner
   transactions.........................     508,163   10,922,032    4,080,155    1,553,210       845,088   132,036,051
                                         -----------  -----------  -----------  -----------  ------------  ------------

 Net increase (decrease) in amount
   retained by AXA Equitable in
   Separate Account No. 70..............          --          502     (200,001)  46,000,002            --         6,001
                                         -----------  -----------  -----------  -----------  ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS...     435,579   10,455,907    4,793,150   50,558,642       942,793   127,950,495
NET ASSETS -- BEGINNING OF YEAR OR
 PERIOD.................................  11,303,359      847,452   50,558,642           --   129,740,170     1,789,675
                                         -----------  -----------  -----------  -----------  ------------  ------------

NET ASSETS -- END OF YEAR OR PERIOD..... $11,738,938  $11,303,359  $55,351,792  $50,558,642  $130,682,963  $129,740,170
                                         ===========  ===========  ===========  ===========  ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.................................         209          204           --           --            --            --
 Transferred from Separate Account
   No. 49...............................          --          420           --           --            --            --
 Redeemed...............................        (150)        (140)          --           --            --            --
                                         -----------  -----------  -----------  -----------  ------------  ------------
 Net Increase (Decrease)................          59          484           --           --            --            --
                                         ===========  ===========  ===========  ===========  ============  ============

UNIT ACTIVITY CLASS B
 Issued.................................          49          201          470          169         2,013         2,786
 Transferred from Separate Account
   No. 49...............................          --          369           --           --            --        12,015
 Redeemed...............................         (58)        (116)         (89)         (17)       (1,938)       (2,509)
                                         -----------  -----------  -----------  -----------  ------------  ------------
 Net Increase (Decrease)................          (9)         454          381          152            75        12,292
                                         ===========  ===========  ===========  ===========  ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units from the Accumulator 11 and Retirement Cornerstone Series were transferred from Separate Account No. 49 into Separate Account No. 70 on January 1, 2013.
(b)Units were made available on February 19, 2013.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                         EQ/INTERNATIONAL EQUITY      EQ/INTERNATIONAL            EQ/INVESCO
                                                INDEX*(A)                 ETF*(A)             COMSTOCK*(A)(G)(H)
                                         -----------------------  -----------------------  -----------------------
                                             2014        2013         2014        2013         2014        2013
                                         -----------  ----------  -----------  ----------  -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)........... $   435,695  $   81,986  $    49,758  $   98,669  $   172,216  $  210,469
 Net realized gain (loss) on investments     244,509     201,101    2,164,391     481,711    1,094,910     373,827
 Net change in unrealized appreciation
   (depreciation) of investments........  (2,504,313)    745,149   (2,592,625)    155,658      (48,147)  1,132,039
                                         -----------  ----------  -----------  ----------  -----------  ----------

 Net Increase (decrease) in net assets
   resulting from operations............  (1,824,109)  1,028,236     (378,476)    736,038    1,218,979   1,716,335
                                         -----------  ----------  -----------  ----------  -----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..   6,726,582   3,097,061      106,950     351,837    4,427,153   1,507,668
 Transfers from Separate Account No. 49.          --   2,520,057           --   3,190,895           --   3,549,697
 Transfers between Variable Investment
   Options including guaranteed
   interest account, net................   7,543,713     740,949     (152,405)    (67,862)  23,050,589   1,082,498
 Redemptions for contract benefits and
   terminations.........................    (323,358)   (183,640)    (169,773)    (91,689)    (782,969)   (109,071)
 Contract maintenance charges...........      (1,330)       (713)        (714)       (686)    (102,847)    (27,337)
                                         -----------  ----------  -----------  ----------  -----------  ----------

 Net increase (decrease) in net assets
   resulting from contractowner
   transactions.........................  13,945,607   6,173,714     (215,942)  3,382,495   26,591,926   6,003,455
                                         -----------  ----------  -----------  ----------  -----------  ----------

 Net increase (decrease) in amount
   retained by AXA Equitable in
   Separate Account No. 70..............         550          50           --         477           --      19,999
                                         -----------  ----------  -----------  ----------  -----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS...  12,122,048   7,202,000     (594,418)  4,119,010   27,810,905   7,739,789
NET ASSETS -- BEGINNING OF YEAR OR
 PERIOD.................................   7,941,531     739,531    4,675,989     556,979    8,212,256     472,467
                                         -----------  ----------  -----------  ----------  -----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD..... $20,063,579  $7,941,531  $ 4,081,571  $4,675,989  $36,023,161  $8,212,256
                                         ===========  ==========  ===========  ==========  ===========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.................................         869         471           29          68        1,409         194
 Transferred from Separate Account
   No. 49...............................          --         244           --         301           --         185
 Redeemed...............................        (146)       (148)         (46)        (51)        (324)       (116)
                                         -----------  ----------  -----------  ----------  -----------  ----------
 Net Increase (Decrease)................         723         567          (17)        318        1,085         263
                                         ===========  ==========  ===========  ==========  ===========  ==========

UNIT ACTIVITY CLASS B
 Issued.................................         514           6           --          --          466         119
 Transferred from Separate Account
   No. 49...............................          --          --           --          --           --          97
 Redeemed...............................         (18)         (2)          --          --          (46)        (24)
                                         -----------  ----------  -----------  ----------  -----------  ----------
 Net Increase (Decrease)................         496           4           --          --          420         192
                                         ===========  ==========  ===========  ==========  ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units from the Accumulator 11 and Retirement Cornerstone Series were transferred from Separate Account No. 49 into Separate Account No. 70 on January 1, 2013.
(g)EQ/Invesco Comstock replaced EQ/Davis New York Venture due to a fund merger on June 13, 2014.
(h)EQ/Invesco Comstock replaced EQ/Lord Abbett Large Cap Core due to a fund merger on June 13, 2014.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                      EQ/JPMORGAN VALUE       EQ/LARGE CAP GROWTH       EQ/LARGE CAP VALUE
                                                      OPPORTUNITIES*(A)            INDEX*(A)                INDEX*(A)
                                                   ----------------------  ------------------------  -----------------------
                                                      2014        2013         2014         2013         2014        2013
                                                   ----------  ----------  -----------  -----------  -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..................... $  (30,727) $   46,403  $   (40,046) $   (32,601) $    70,901  $   21,809
 Net realized gain (loss) on investments..........    385,541     389,722    2,905,698    1,045,441      869,098     160,861
 Net change in unrealized appreciation
   (depreciation) of investments..................    743,865   1,590,565   (1,105,965)   1,537,643      534,367   1,536,597
                                                   ----------  ----------  -----------  -----------  -----------  ----------

 Net Increase (decrease) in net assets resulting
   from operations................................  1,098,679   2,026,690    1,759,687    2,550,483    1,474,366   1,719,267
                                                   ----------  ----------  -----------  -----------  -----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............    630,336     916,342    6,149,047    2,486,617    5,688,172   2,233,605
 Transfers from Separate Account No. 49...........         --   4,883,835           --    5,558,538           --   2,562,544
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....    300,303      (9,831)   2,824,870      433,870    2,677,529   1,179,346
 Redemptions for contract benefits and
   terminations...................................   (458,506)   (193,404)    (509,637)    (323,143)    (267,520)   (114,802)
 Contract maintenance charges.....................    (47,673)    (25,466)      (1,908)      (1,206)        (962)       (588)
                                                   ----------  ----------  -----------  -----------  -----------  ----------

 Net increase (decrease) in net assets resulting
   from contractowner transactions................    424,460   5,571,476    8,462,372    8,154,676    8,097,219   5,860,105
                                                   ----------  ----------  -----------  -----------  -----------  ----------

 Net increase (decrease) in amount retained by
   AXA Equitable in Separate Account No. 70.......         --         500        1,999          248           --      19,999
                                                   ----------  ----------  -----------  -----------  -----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS.............  1,523,139   7,598,666   10,224,058   10,705,407    9,571,585   7,599,371
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.........  8,341,915     743,249   12,556,552    1,851,145    9,337,766   1,738,395
                                                   ----------  ----------  -----------  -----------  -----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD............... $9,865,054  $8,341,915  $22,780,610  $12,556,552  $18,909,351  $9,337,766
                                                   ==========  ==========  ===========  ===========  ===========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued...........................................         41         195          390          314          574         270
 Transferred from Separate Account No. 49.........         --         293           --          408           --         195
 Redeemed.........................................        (47)       (178)         (95)        (160)        (208)        (54)
                                                   ----------  ----------  -----------  -----------  -----------  ----------
 Net Increase (Decrease)..........................         (6)        310          295          562          366         411
                                                   ==========  ==========  ===========  ===========  ===========  ==========

UNIT ACTIVITY CLASS B
 Issued...........................................         54          54          300           15          189           7
 Transferred from Separate Account No. 49.........         --          98           --           --           --          --
 Redeemed.........................................        (25)        (25)         (37)          --          (45)         --
                                                   ----------  ----------  -----------  -----------  -----------  ----------
 Net Increase (Decrease)..........................         29         127          263           15          144           7
                                                   ==========  ==========  ===========  ===========  ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units from the Accumulator 11 and Retirement Cornerstone Series were transferred from Separate Account No. 49 into Separate Account No. 70 on January 1, 2013.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                           EQ/LOW                   EQ/MFS
                                                         VOLATILITY              INTERNATIONAL              EQ/MID CAP
                                                       GLOBAL ETF*(C)             GROWTH*(A)                 INDEX*(A)
                                                   ----------------------  ------------------------  ------------------------
                                                      2014        2013         2014         2013         2014         2013
                                                   ----------  ----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..................... $  113,719  $   70,436  $  (104,918) $   (65,541) $  (125,759) $   (57,543)
 Net realized gain (loss) on investments..........      2,711          --    1,469,960      492,329      800,326      544,744
 Net change in unrealized appreciation
   (depreciation) of investments..................    236,470     (64,693)  (2,998,417)   1,596,388    1,619,018    2,844,053
                                                   ----------  ----------  -----------  -----------  -----------  -----------

 Net Increase (decrease) in net assets resulting
   from operations................................    352,900       5,743   (1,633,375)   2,023,176    2,293,585    3,331,254
                                                   ----------  ----------  -----------  -----------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............    548,059      51,253    5,446,591    5,895,405   12,197,538    5,391,545
 Transfers from Separate Account No. 49...........         --          --           --   10,441,359           --    5,340,142
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....    182,163          --      611,249    2,774,466    7,069,726    3,389,971
 Redemptions for contract benefits and
   terminations...................................     (1,902)         --     (840,454)    (456,760)    (653,160)    (326,421)
 Contract maintenance charges.....................         --          --     (133,357)    (105,110)      (2,616)      (1,432)
                                                   ----------  ----------  -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets resulting
   from contractowner transactions................    728,320      51,253    5,084,029   18,549,360   18,611,488   13,793,805
                                                   ----------  ----------  -----------  -----------  -----------  -----------

 Net increase (decrease) in amount retained by
   AXA Equitable in Separate Account No. 70.......         --   4,000,000           --          999           --       34,999
                                                   ----------  ----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.............  1,081,220   4,056,996    3,450,654   20,573,535   20,905,073   17,160,058
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.........  4,056,996          --   22,502,312    1,928,777   19,379,647    2,219,589
                                                   ----------  ----------  -----------  -----------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD............... $5,138,216  $4,056,996  $25,952,966  $22,502,312  $40,284,720  $19,379,647
                                                   ==========  ==========  ===========  ===========  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued...........................................         --          --          406          630          823          648
 Transferred from Separate Account No. 49.........         --          --           --          454           --          368
 Redeemed.........................................         --          --         (168)        (127)        (163)        (157)
                                                   ----------  ----------  -----------  -----------  -----------  -----------
 Net Increase (Decrease)..........................         --          --          238          957          660          859
                                                   ==========  ==========  ===========  ===========  ===========  ===========

UNIT ACTIVITY CLASS B
 Issued...........................................         73           5          288          217          583           14
 Transferred from Separate Account No. 49.........         --          --           --          449           --           --
 Redeemed.........................................         (3)         --          (92)         (53)         (38)          --
                                                   ----------  ----------  -----------  -----------  -----------  -----------
 Net Increase (Decrease)..........................         70           5          196          613          545           14
                                                   ==========  ==========  ===========  ===========  ===========  ===========

-----------
Theaccompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units from the Accumulator 11 and Retirement Cornerstone Series were transferred from Separate Account No. 49 into Separate Account No. 70 on January 1, 2013.
(b)Units were made available on February 19, 2013.
(c)Units were made available on November 18, 2013.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                                        EQ/MORGAN STANLEY MID     EQ/NATURAL RESOURCES
                                             EQ/MONEY MARKET*(A)           CAP GROWTH*(A)               PLUS*(B)
                                         ---------------------------  ------------------------  -----------------------
                                              2014          2013          2014         2013         2014        2013
                                         -------------  ------------  -----------  -----------  -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)........... $  (1,585,698) $ (1,092,983) $  (743,626) $  (554,710) $    77,725  $   68,636
 Net realized gain (loss) on investments           237         1,134    7,789,886    3,357,988       54,220         434
 Net change in unrealized appreciation
   (depreciation) of investments........           285          (648)  (8,298,274)   9,022,589   (1,068,508)    170,070
                                         -------------  ------------  -----------  -----------  -----------  ----------

 Net Increase (decrease) in net assets
   resulting from operations............    (1,585,176)   (1,092,497)  (1,252,014)  11,825,867     (936,563)    239,140
                                         -------------  ------------  -----------  -----------  -----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..   209,251,472   117,503,012   10,388,451    6,898,859    1,160,247     300,940
 Transfers from Separate Account No. 49.            --    39,045,330           --   27,159,815           --          --
 Transfers between Variable Investment
   Options including guaranteed
   interest account, net................  (147,713,819)  (97,059,884)  (1,682,256)    (629,577)     154,944      73,983
 Redemptions for contract benefits and
   terminations.........................   (27,922,680)   (5,399,806)  (1,825,763)  (1,069,137)     (43,770)       (270)
 Contract maintenance charges...........      (284,001)     (265,355)    (235,219)    (193,880)        (107)         --
                                         -------------  ------------  -----------  -----------  -----------  ----------

 Net increase (decrease) in net assets
   resulting from contractowner
   transactions.........................    33,330,972    53,823,297    6,645,213   32,166,080    1,271,314     374,653
                                         -------------  ------------  -----------  -----------  -----------  ----------

 Net increase (decrease) in amount
   retained by AXA Equitable in
   Separate Account No. 70..............          (202)       10,198           --          998           --   4,999,999
                                         -------------  ------------  -----------  -----------  -----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS...    31,745,594    52,740,998    5,393,199   43,992,945      334,751   5,613,792
NET ASSETS -- BEGINNING OF YEAR OR
 PERIOD.................................    83,737,296    30,996,298   47,552,217    3,559,272    5,613,792          --
                                         -------------  ------------  -----------  -----------  -----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD..... $ 115,482,890  $ 83,737,296  $52,945,416  $47,552,217  $ 5,948,543  $5,613,792
                                         =============  ============  ===========  ===========  ===========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.................................         9,525        10,677          728          635           --          --
 Transferred from Separate Account
   No. 49...............................            --         2,080           --        1,342           --          --
 Redeemed...............................        (9,337)      (10,361)        (511)        (273)          --          --
                                         -------------  ------------  -----------  -----------  -----------  ----------
 Net Increase (Decrease)................           188         2,396          217        1,704           --          --
                                         =============  ============  ===========  ===========  ===========  ==========

UNIT ACTIVITY CLASS B
 Issued.................................        12,787         4,082          397          154          171          42
 Transferred from Separate Account
   No. 49...............................            --         1,258           --          590           --          --
 Redeemed...............................        (9,651)       (2,597)        (196)        (175)         (52)         (4)
                                         -------------  ------------  -----------  -----------  -----------  ----------
 Net Increase (Decrease)................         3,136         2,743          201          569          119          38
                                         =============  ============  ===========  ===========  ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units from the Accumulator 11 and Retirement Cornerstone Series were transferred from Separate Account No. 49 into Separate Account No. 70 on January 1, 2013.
(b)Units were made available on February 19, 2013.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                                                    EQ/PIMCO                 EQ/PIMCO
                                                        EQ/OPPENHEIMER               GLOBAL                 ULTRA SHORT
                                                          GLOBAL*(A)             REAL RETURN*(B)             BOND*(A)
                                                   ------------------------  ----------------------  ------------------------
                                                       2014         2013        2014        2013         2014         2013
                                                   -----------  -----------  ----------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..................... $  (292,378) $   274,074  $  160,712  $   (6,991) $  (267,325) $  (151,892)
 Net realized gain (loss) on investments..........     892,913      985,031       5,368     (21,132)     (59,119)     (11,433)
 Net change in unrealized appreciation
   (depreciation) of investments..................    (576,296)   3,025,112     (17,123)    (43,209)     (68,972)    (160,608)
                                                   -----------  -----------  ----------  ----------  -----------  -----------

 Net Increase (decrease) in net assets resulting
   from operations................................      24,239    4,284,217     148,957     (71,332)    (395,416)    (323,933)
                                                   -----------  -----------  ----------  ----------  -----------  -----------
FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............   9,704,890    7,905,448   2,476,334   1,165,444    5,564,973    6,472,891
 Transfers from Separate Account No. 49...........          --   13,735,399          --          --           --   16,751,299
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....   4,199,711      726,240     606,282     315,734   (1,015,380)    (845,831)
 Redemptions for contract benefits and
   terminations...................................  (1,087,098)    (497,480)    (96,764)     (2,353)  (2,752,716)  (1,040,955)
 Contract maintenance charges.....................    (106,841)     (64,185)       (319)         (3)     (41,621)     (35,514)
                                                   -----------  -----------  ----------  ----------  -----------  -----------

 Net increase (decrease) in net assets resulting
   from contractowner transactions................  12,710,662   21,805,422   2,985,533   1,478,822    1,755,256   21,301,890
                                                   -----------  -----------  ----------  ----------  -----------  -----------

 Net increase (decrease) in amount retained by
   AXA Equitable in Separate Account No. 70.......         224        1,001         139      15,489           --       15,000
                                                   -----------  -----------  ----------  ----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.............  12,735,125   26,090,640   3,134,629   1,422,979    1,359,840   20,992,957
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.........  27,411,237    1,320,597   1,422,979          --   24,731,891    3,738,934
                                                   -----------  -----------  ----------  ----------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD............... $40,146,362  $27,411,237  $4,557,608  $1,422,979  $26,091,731  $24,731,891
                                                   ===========  ===========  ==========  ==========  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued...........................................         948          845          --          --          792        1,113
 Transferred from Separate Account No. 49.........          --          849          --          --           --        1,581
 Redeemed.........................................        (294)        (399)         --          --         (780)        (748)
                                                   -----------  -----------  ----------  ----------  -----------  -----------
 Net Increase (Decrease)..........................         654        1,295          --          --           12        1,946
                                                   ===========  ===========  ==========  ==========  ===========  ===========
UNIT ACTIVITY CLASS B
 Issued...........................................         275          199         374         189          386          121
 Transferred from Separate Account No. 49.........          --          287          --          --           --          127
 Redeemed.........................................         (58)         (70)        (72)        (36)        (225)         (20)
                                                   -----------  -----------  ----------  ----------  -----------  -----------
 Net Increase (Decrease)..........................         217          416         302         153          161          228
                                                   ===========  ===========  ==========  ==========  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units from the Accumulator 11 and Retirement Cornerstone Series were transferred from Separate Account No. 49 into Separate Account No. 70 on January 1, 2013.
(b)Units were made available on February 19, 2013.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                            EQ/QUALITY             EQ/REAL ESTATE          EQ/SMALL COMPANY
                                                           BOND PLUS*(A)              PLUS*(B)                 INDEX*(A)
                                                     ------------------------  ----------------------  ------------------------
                                                         2014         2013        2014        2013         2014         2013
                                                     -----------  -----------  ----------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................... $  (100,518) $  (224,561) $  274,375  $   16,765  $  (112,884) $   (16,149)
 Net realized gain (loss) on investments............       9,364      (41,348)    119,786     (23,695)   2,643,630    1,733,799
 Net change in unrealized appreciation
   (depreciation) of investments....................     412,117     (542,953)      4,949     (56,968)  (1,710,335)   1,789,849
                                                     -----------  -----------  ----------  ----------  -----------  -----------

 Net Increase (decrease) in net assets resulting
   from operations..................................     320,963     (808,862)    399,110     (63,898)     820,411    3,507,499
                                                     -----------  -----------  ----------  ----------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..............   2,451,287    4,839,268   2,734,523   1,094,273    7,359,762    3,632,055
 Transfers from Separate Account No. 49.............          --   18,636,389          --          --           --    4,460,360
 Transfers between Variable Investment Options
   including guaranteed interest account, net.......     910,599      816,653   1,262,612     424,982     (576,536)   5,539,635
 Redemptions for contract benefits and terminations.    (694,312)    (643,908)    (75,288)     (2,580)    (497,455)    (446,145)
 Contract maintenance charges.......................    (426,686)    (336,982)       (384)         (4)      (1,874)      (1,088)
                                                     -----------  -----------  ----------  ----------  -----------  -----------

 Net increase (decrease) in net assets resulting
   from contractowner transactions..................   2,240,888   23,311,420   3,921,463   1,516,671    6,283,897   13,184,817
                                                     -----------  -----------  ----------  ----------  -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.............          --        1,003         191      13,802           --       34,999
                                                     -----------  -----------  ----------  ----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS...............   2,561,851   22,503,561   4,320,764   1,466,575    7,104,308   16,727,315
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...........  22,503,561           --   1,466,575          --   19,080,909    2,353,594
                                                     -----------  -----------  ----------  ----------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD................. $25,065,412  $22,503,561  $5,787,339  $1,466,575  $26,185,217  $19,080,909
                                                     ===========  ===========  ==========  ==========  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.............................................          --           --          --          --          572          696
 Transferred from Separate Account No. 49...........          --           --          --          --           --          309
 Redeemed...........................................          --           --          --          --         (384)        (194)
                                                     -----------  -----------  ----------  ----------  -----------  -----------
 Net Increase (Decrease)............................          --           --          --          --          188          811
                                                     ===========  ===========  ==========  ==========  ===========  ===========

UNIT ACTIVITY CLASS B
 Issued.............................................         350          761         506         211          260            3
 Transferred from Separate Account No. 49...........          --        1,489          --          --           --           --
 Redeemed...........................................        (153)        (370)       (136)        (59)         (14)          --
                                                     -----------  -----------  ----------  ----------  -----------  -----------
 Net Increase (Decrease)............................         197        1,880         370         152          246            3
                                                     ===========  ===========  ==========  ==========  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units from the Accumulator 11 and Retirement Cornerstone Series were transferred from Separate Account No. 49 into Separate Account No. 70 on January 1, 2013.
(b)Units were made available on February 19, 2013.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                    EQ/T. ROWE PRICE GROWTH      EQ/UBS GROWTH &       EQ/WELLS FARGO OMEGA
                                                           STOCK*(A)               INCOME*(A)               GROWTH*(A)
                                                   ------------------------  ----------------------  ------------------------
                                                       2014         2013        2014        2013         2014         2013
                                                   -----------  -----------  ----------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..................... $(1,025,080) $  (600,473) $  (45,573) $  (16,542) $(1,263,609) $  (747,666)
 Net realized gain (loss) on investments..........   2,716,127    1,593,689     287,937     125,556   11,546,663   17,385,225
 Net change in unrealized appreciation
   (depreciation) of investments..................   3,466,036   12,106,835     392,244     983,223   (8,048,207)     (28,834)
                                                   -----------  -----------  ----------  ----------  -----------  -----------

 Net Increase (decrease) in net assets resulting
   from operations................................   5,157,083   13,100,051     634,608   1,092,237    2,234,847   16,608,725
                                                   -----------  -----------  ----------  ----------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............  21,579,775   14,185,525     781,698   1,550,193   21,838,609   22,699,799
 Transfers from Separate Account No. 49...........          --   23,349,236          --   2,750,945           --   23,145,639
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....   4,758,199    2,742,026    (272,791)   (340,106)    (787,952)   7,392,742
 Redemptions for contract benefits and
   terminations...................................  (2,296,841)  (1,098,783)   (212,173)    (79,350)  (2,509,733)  (1,169,857)
 Contract maintenance charges.....................    (252,379)    (172,208)   (107,086)    (64,938)    (236,456)    (171,621)
                                                   -----------  -----------  ----------  ----------  -----------  -----------

 Net increase (decrease) in net assets resulting
   from contractowner transactions................  23,788,754   39,005,796     189,648   3,816,744   18,304,468   51,896,702
                                                   -----------  -----------  ----------  ----------  -----------  -----------

 Net increase (decrease) in amount retained by
   AXA Equitable in Separate Account No. 70.......         999          999          --         500          250        2,000
                                                   -----------  -----------  ----------  ----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.............  28,946,836   52,106,846     824,256   4,909,481   20,539,565   68,507,427
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.........  57,691,534    5,584,688   4,909,481          --   76,479,313    7,971,886
                                                   -----------  -----------  ----------  ----------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD............... $86,638,370  $57,691,534  $5,733,737  $4,909,481  $97,018,878  $76,479,313
                                                   ===========  ===========  ==========  ==========  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued...........................................       1,357        1,096          --          --           --           --
 Transferred from Separate Account No. 49.........          --        1,130          --          --           --           --
 Redeemed.........................................        (364)        (245)         --          --           --           --
                                                   -----------  -----------  ----------  ----------  -----------  -----------
 Net Increase (Decrease)..........................         993        1,981          --          --           --           --
                                                   ===========  ===========  ==========  ==========  ===========  ===========

UNIT ACTIVITY CLASS B
 Issued...........................................         793          384         245         319        1,930        2,805
 Transferred from Separate Account No. 49.........          --          734          --         675           --        2,020
 Redeemed.........................................        (311)        (185)       (155)       (124)        (677)        (450)
                                                   -----------  -----------  ----------  ----------  -----------  -----------
 Net Increase (Decrease)..........................         482          933          90         870        1,253        4,375
                                                   ===========  ===========  ==========  ==========  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units from the Accumulator 11 and Retirement Cornerstone Series were transferred from Separate Account No. 49 into Separate Account No. 70 on January 1, 2013.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                                                               FIDELITY(R) VIP ASSET
                                                      FEDERATED HIGH         FEDERATED            MANAGER: GROWTH
                                                   INCOME BOND FUND II(C) KAUFMANN FUND II(C)      PORTFOLIO(A)
                                                   --------------------   ------------------- ----------------------
                                                      2014        2013      2014       2013      2014        2013
                                                   ----------   --------   --------   ------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..................... $   44,993   $    (29) $ (3,145)   $   --  $   (9,831) $   (7,828)
 Net realized gain (loss) on investments..........     (4,417)        --    11,182        --     109,976      25,175
 Net change in unrealized appreciation
   (depreciation) of investments..................   (101,127)       213    22,586        32     (50,634)    178,917
                                                   ----------   --------   --------   ------  ----------  ----------
 Net Increase (decrease) in net assets resulting
   from operations................................    (60,551)       184    30,623        32      49,511     196,264
                                                   ----------   --------   --------   ------  ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............  4,582,638    107,185   538,292     5,376      22,732      46,967
 Transfers from Separate Account No. 49...........         --         --        --        --          --     956,171
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....    884,129        500   189,543        --     (30,957)     14,172
 Redemptions for contract benefits and
   terminations...................................   (187,007)        --    (2,625)       --    (261,607)    (67,098)
 Contract maintenance charges.....................         --         --        --        --        (229)       (273)
                                                   ----------   --------   --------   ------  ----------  ----------

 Net increase (decrease) in net assets resulting
   from contractowner transactions................  5,279,760    107,685   725,210     5,376    (270,061)    949,939
                                                   ----------   --------   --------   ------  ----------  ----------

 Net increase (decrease) in amount retained by
   AXA Equitable in Separate Account No. 70.......        (10)        11        --        --          --         252
                                                   ----------   --------   --------   ------  ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS.............  5,219,199    107,880   755,833     5,408    (220,550)  1,146,455
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.........    107,880         --     5,408        --   1,146,455          --
                                                   ----------   --------   --------   ------  ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD............... $5,327,079   $107,880  $761,241    $5,408  $  925,905  $1,146,455
                                                   ==========   ========   ========   ======  ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS
 Issued...........................................        525         11        65         1          --          --
 Redeemed.........................................        (13)        --        --        --          --          --
                                                   ----------   --------   --------   ------  ----------  ----------
 Net Increase (Decrease)..........................        512         11        65         1          --          --
                                                   ==========   ========   ========   ======  ==========  ==========
UNIT ACTIVITY SERVICE CLASS 2
 Issued...........................................         --         --        --        --           9          11
 Transferred from Separate Account No. 49.........         --         --        --        --          --          78
 Redeemed.........................................         --         --        --        --         (29)        (10)
                                                   ----------   --------   --------   ------  ----------  ----------
 Net Increase (Decrease)..........................         --         --        --        --         (20)         79
                                                   ==========   ========   ========   ======  ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
(a)Units from the Accumulator 11 and Retirement Cornerstone Series were transferred from Separate Account No. 49 into Separate Account No. 70 on January 1, 2013.
(c)Units were made available on November 18, 2013.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                   FIDELITY(R) VIP CONTRAFUND(R) FIDELITY(R) VIP FREEDOM FIDELITY(R) VIP FREEDOM
                                                          PORTFOLIO(A)            2015 PORTFOLIO(A)       2020 PORTFOLIO(A)
                                                   ----------------------------  ----------------------  ----------------------
                                                       2014            2013         2014        2013       2014        2013
                                                    ------------   -----------    ---------   --------    --------    --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..................... $   (499,531)   $  (246,261)  $  (1,440)   $    916   $   (573)   $  1,282
 Net realized gain (loss) on investments..........    4,854,793      1,530,584      41,147      33,470     29,534      18,879
 Net change in unrealized appreciation
   (depreciation) of investments..................    4,301,060     12,642,136     (10,486)     63,408     (6,699)     71,533
                                                    ------------   -----------    ---------   --------    --------    --------

 Net Increase (decrease) in net assets resulting
   from operations................................    8,656,322     13,926,459      29,221      97,794     22,262      91,694
                                                    ------------   -----------    ---------   --------    --------    --------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............   25,602,106     18,649,310       3,365       2,840      4,161      32,775
 Transfers from Separate Account No. 49...........           --     30,990,000          --     744,899         --     685,807
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....    2,693,295      3,405,909     (63,803)    137,170    (12,243)    (55,168)
 Redemptions for contract benefits and
   terminations...................................   (3,005,557)    (1,358,951)    (47,260)    (78,648)   (59,326)     (7,697)
 Contract maintenance charges.....................      (11,934)        (8,534)        (79)        (30)      (213)       (268)
                                                    ------------   -----------    ---------   --------    --------    --------

 Net increase (decrease) in net assets resulting
   from contractowner transactions................   25,277,910     51,677,734    (107,777)    806,231    (67,621)    655,449
                                                    ------------   -----------    ---------   --------    --------    --------

 Net increase (decrease) in amount retained by
   AXA Equitable in Separate Account No. 70.......        2,124             --          --         250         --         248
                                                    ------------   -----------    ---------   --------    --------    --------

NET INCREASE (DECREASE) IN NET ASSETS.............   33,936,356     65,604,193     (78,556)    904,275    (45,359)    747,391
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.........   73,474,285      7,870,092     904,275          --    747,391          --
                                                    ------------   -----------    ---------   --------    --------    --------

NET ASSETS -- END OF YEAR OR PERIOD............... $107,410,641    $73,474,285   $ 825,719    $904,275   $702,032    $747,391
                                                    ============   ===========    =========   ========    ========    ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS 2
 Issued...........................................        2,145          1,707           3          30          1          11
 Transferred from Separate Account No. 49.........           --          2,364          --          70         --          65
 Redeemed.........................................         (505)          (319)        (13)        (23)        (7)        (14)
                                                    ------------   -----------    ---------   --------    --------    --------
 Net Increase (Decrease)..........................        1,640          3,752         (10)         77         (6)         62
                                                    ============   ===========    =========   ========    ========    ========

-----------
The accompanying notes are an integral part of these financial statements.
(a)Units from the Accumulator 11 and Retirement Cornerstone Series were transferred from Separate Account No. 49 into Separate Account No. 70 on January 1, 2013.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                           FIDELITY(R) VIP     FIDELITY(R) VIP
                                                            FREEDOM 2025        FREEDOM 2030      FIDELITY(R) VIP MID CAP
                                                            PORTFOLIO(A)        PORTFOLIO(A)           PORTFOLIO(A)
                                                         ------------------  ------------------  ------------------------
                                                           2014      2013      2014      2013        2014         2013
                                                         --------  --------  --------  --------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)........................... $    348  $  3,701  $  2,344  $  1,609  $  (547,638) $  (254,948)
 Net realized gain (loss) on investments................   40,673    17,237    26,889    14,740    1,291,443    4,060,553
 Net change in unrealized appreciation (depreciation)
   of investments.......................................   (8,702)   96,913    (4,445)   72,065    1,153,969    2,904,876
                                                         --------  --------  --------  --------  -----------  -----------
 Net Increase (decrease) in net assets resulting from
   operations...........................................   32,319   117,851    24,788    88,414    1,897,774    6,710,481
                                                         --------  --------  --------  --------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..................   18,054    49,010     1,600     2,131   13,251,177    9,540,072
 Transfers from Separate Account No. 49.................       --   359,408        --   321,492           --   12,720,867
 Transfers between Variable Investment Options
   including guaranteed interest account, net...........  (20,700)  387,809   213,640   221,448    1,674,854      731,450
 Redemptions for contract benefits and terminations.....  (19,910)   (7,277)  (14,537)  (19,243)  (1,208,914)    (708,216)
 Contract maintenance charges...........................     (270)     (280)      (83)      (90)      (5,246)      (3,476)
                                                         --------  --------  --------  --------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowner transactions...........................  (22,826)  788,670   200,620   525,738   13,711,871   22,280,697
                                                         --------  --------  --------  --------  -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.................       --       250        --       250           --           --
                                                         --------  --------  --------  --------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS...................    9,493   906,771   225,408   614,402   15,609,645   28,991,178
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...............  906,771        --   614,402        --   31,759,250    2,768,072
                                                         --------  --------  --------  --------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD..................... $916,264  $906,771  $839,810  $614,402  $47,368,895  $31,759,250
                                                         ========  ========  ========  ========  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS 2
 Issued.................................................        4        43        20        26        1,142          908
 Transferred from Separate Account No. 49...............       --        34        --        31           --          994
 Redeemed...............................................       (7)       (4)       (5)       (8)        (240)        (260)
                                                         --------  --------  --------  --------  -----------  -----------
 Net Increase (Decrease)................................       (3)       73        15        49          902        1,642
                                                         ========  ========  ========  ========  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
(a)Units from the Accumulator 11 and Retirement Cornerstone Series were transferred from Separate Account No. 49 into Separate Account No. 70 on January 1, 2013.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                   FIDELITY(R) VIP STRATEGIC    FIRST TRUST MULTI     FIRST TRUST/DOW JONES
                                                            INCOME                   INCOME             DIVIDEND & INCOME
                                                         PORTFOLIO(A)        ALLOCATION PORTFOLIO(E)  ALLOCATION PORTFOLIO
                                                   ------------------------  ----------------------- ----------------------
                                                       2014         2013              2014              2014        2013
                                                   -----------  -----------  ----------------------- ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..................... $   930,445  $   952,033         $  1,609         $  (27,710) $    5,281
 Net realized gain (loss) on investments..........     511,456      197,986           (2,743)            63,583      85,852
 Net change in unrealized appreciation
   (depreciation) of investments..................    (925,815)  (1,674,429)           4,244            534,137      86,342
                                                   -----------  -----------         --------         ----------  ----------
 Net Increase (decrease) in net assets resulting
   from operations................................     516,086     (524,410)           3,110            570,010     177,475
                                                   -----------  -----------         --------         ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............  18,517,668   10,573,458          247,095          4,154,595   1,444,130
 Transfers from Separate Account No. 49...........          --   24,500,985               --                 --          --
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....   1,167,617   (2,908,344)         309,846          1,467,711   1,540,108
 Redemptions for contract benefits and
   terminations...................................  (1,857,673)  (1,225,008)          (2,025)          (200,114)    (40,904)
 Contract maintenance charges.....................      (4,512)      (3,654)              --               (437)        (60)
                                                   -----------  -----------         --------         ----------  ----------

 Net increase (decrease) in net assets resulting
   from contractowner transactions................  17,823,100   30,937,437          554,916          5,421,755   2,943,274
                                                   -----------  -----------         --------         ----------  ----------

 Net increase (decrease) in amount retained by
   AXA Equitable in Separate Account No. 70.......          --           --               53                 65          85
                                                   -----------  -----------         --------         ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS.............  18,339,186   30,413,027          558,079          5,991,830   3,120,834
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.........  36,494,190    6,081,163               --          3,696,214     575,380
                                                   -----------  -----------         --------         ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD............... $54,833,376  $36,494,190         $558,079         $9,688,044  $3,696,214
                                                   ===========  ===========         ========         ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS I SHARES
 Issued...........................................          --           --               67                580         331
 Redeemed.........................................          --           --              (13)              (109)        (62)
                                                   -----------  -----------         --------         ----------  ----------
 Net Increase (Decrease)..........................          --           --               54                471         269
                                                   ===========  ===========         ========         ==========  ==========
UNIT ACTIVITY SERVICE CLASS 2
 Issued...........................................       2,163        1,222               --                 --          --
 Transferred from Separate Account No. 49.........          --        2,015               --                 --          --
 Redeemed.........................................        (561)        (691)              --                 --          --
                                                   -----------  -----------         --------         ----------  ----------
 Net Increase (Decrease)..........................       1,602        2,546               --                 --          --
                                                   ===========  ===========         ========         ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
(a)Units from the Accumulator 11 and Retirement Cornerstone Series were transferred from Separate Account No. 49 into Separate Account No. 70 on January 1, 2013.
(e)Units were made available for sale on June 13, 2014.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                                                               FRANKLIN FOUNDING
                                                                                              FUNDS ALLOCATION VIP
                                                                                                    FUND(A)
                                                                                            -----------------------
                                                                                                2014        2013
                                                                                            -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   199,145  $  553,232
  Net realized gain (loss) on investments..................................................    (137,922)    697,340
  Net change in unrealized appreciation (depreciation) of investments......................    (178,600)   (263,540)
                                                                                            -----------  ----------

  Net Increase (decrease) in net assets resulting from operations..........................    (117,377)    987,032
                                                                                            -----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................   8,312,988   2,525,105
  Transfers from Separate Account No. 49...................................................          --   1,848,213
  Transfers between Variable Investment Options including guaranteed interest account, net.   2,860,920   3,594,371
  Redemptions for contract benefits and terminations.......................................    (805,865)   (140,294)
  Contract maintenance charges.............................................................      (1,104)       (639)
                                                                                            -----------  ----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........  10,366,939   7,826,756
                                                                                            -----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 70...          --         (13)
                                                                                            -----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................  10,249,562   8,813,775
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................   9,134,970     321,195
                                                                                            -----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $19,384,532  $9,134,970
                                                                                            ===========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued...................................................................................       1,084         608
  Transferred from Separate Account No. 49.................................................          --         158
  Redeemed.................................................................................        (285)       (152)
                                                                                            -----------  ----------
  Net Increase (Decrease)..................................................................         799         614
                                                                                            ===========  ==========

                                                                                                 FRANKLIN INCOME
                                                                                                   VIP FUND(A)
                                                                                            ------------------------
                                                                                                2014         2013
                                                                                            -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $ 1,590,737  $   918,613
  Net realized gain (loss) on investments..................................................     507,957      169,405
  Net change in unrealized appreciation (depreciation) of investments......................  (1,930,059)   1,234,779
                                                                                            -----------  -----------

  Net Increase (decrease) in net assets resulting from operations..........................     168,635    2,322,797
                                                                                            -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................  25,410,392    9,120,644
  Transfers from Separate Account No. 49...................................................          --    9,654,829
  Transfers between Variable Investment Options including guaranteed interest account, net.  13,521,835    5,898,278
  Redemptions for contract benefits and terminations.......................................  (2,320,856)    (911,636)
  Contract maintenance charges.............................................................      (2,902)      (1,405)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........  36,608,469   23,760,710
                                                                                            -----------  -----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 70...         701          998
                                                                                            -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................  36,777,805   26,084,505
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  29,986,330    3,901,825
                                                                                            -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $66,764,135  $29,986,330
                                                                                            ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued...................................................................................       3,400        1,632
  Transferred from Separate Account No. 49.................................................          --          795
  Redeemed.................................................................................        (431)        (538)
                                                                                            -----------  -----------
  Net Increase (Decrease)..................................................................       2,969        1,889
                                                                                            ===========  ===========

                                                                                                 FRANKLIN MUTUAL
                                                                                               SHARES VIP FUND(A)
                                                                                            ------------------------
                                                                                                2014         2013
                                                                                            -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $    76,948  $    81,133
  Net realized gain (loss) on investments..................................................     450,856      364,020
  Net change in unrealized appreciation (depreciation) of investments......................      82,656    1,784,936
                                                                                            -----------  -----------

  Net Increase (decrease) in net assets resulting from operations..........................     610,460    2,230,089
                                                                                            -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................   2,397,016    1,937,689
  Transfers from Separate Account No. 49...................................................          --    6,987,930
  Transfers between Variable Investment Options including guaranteed interest account, net.     (89,215)    (782,020)
  Redemptions for contract benefits and terminations.......................................    (337,170)    (377,117)
  Contract maintenance charges.............................................................      (1,619)      (1,590)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   1,969,012    7,764,892
                                                                                            -----------  -----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 70...          --           --
                                                                                            -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................   2,579,472    9,994,981
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  10,865,372      870,391
                                                                                            -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $13,444,844  $10,865,372
                                                                                            ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued...................................................................................         245          258
  Transferred from Separate Account No. 49.................................................          --          593
  Redeemed.................................................................................        (106)        (195)
                                                                                            -----------  -----------
  Net Increase (Decrease)..................................................................         139          656
                                                                                            ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
(a)Units from the Accumulator 11 and Retirement Cornerstone Series were transferred from Separate Account No. 49 into Separate Account No. 70 on January 1, 2013.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                        FRANKLIN RISING         FRANKLIN STRATEGIC         GOLDMAN SACHS VIT
                                                     DIVIDENDS VIP FUND(B)      INCOME VIP FUND(A)       MID CAP VALUE FUND(A)
                                                   ------------------------  ------------------------  ------------------------
                                                       2014         2013         2014         2013         2014         2013
                                                   -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..................... $   (38,043) $   (45,750) $ 1,830,216  $ 1,305,672  $  (134,967) $  (105,842)
 Net realized gain (loss) on investments..........     914,430      120,302      511,622      191,367    5,746,112    2,105,467
 Net change in unrealized appreciation
   (depreciation) of investments..................   1,534,348    1,173,734   (2,473,435)  (1,028,260)  (2,947,657)   1,784,010
                                                   -----------  -----------  -----------  -----------  -----------  -----------

 Net Increase (decrease) in net assets resulting
   from operations................................   2,410,735    1,248,286     (131,597)     468,779    2,663,488    3,783,635
                                                   -----------  -----------  -----------  -----------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............  14,981,052    9,898,587   13,814,503   11,181,320    6,295,051    5,268,336
 Transfers from Separate Account No. 49...........          --           --           --   16,964,343           --    8,239,902
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....   5,754,820    6,255,274    6,491,454    2,222,043    2,207,670      960,570
 Redemptions for contract benefits and
   terminations...................................    (904,945)     (66,731)  (1,999,194)  (1,241,164)    (734,412)    (377,598)
 Contract maintenance charges.....................      (1,891)        (100)      (4,545)      (3,321)      (3,206)      (2,295)
                                                   -----------  -----------  -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets resulting
   from contractowner transactions................  19,829,036   16,087,030   18,302,218   29,123,221    7,765,103   14,088,915
                                                   -----------  -----------  -----------  -----------  -----------  -----------

 Net increase (decrease) in amount retained by
   AXA Equitable in Separate Account No. 70.......       1,498          749           --           --           --        9,695
                                                   -----------  -----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.............  22,241,269   17,336,065   18,170,621   29,592,000   10,428,591   17,882,245
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.........  17,336,065           --   34,362,266    4,770,266   19,680,121    1,797,876
                                                   -----------  -----------  -----------  -----------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD............... $39,577,334  $17,336,065  $52,532,887  $34,362,266  $30,108,712  $19,680,121
                                                   ===========  ===========  ===========  ===========  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
 Issued...........................................       2,051        1,581        1,811        1,491           --           --
 Transferred from Separate Account No. 49.........          --           --           --        1,359           --           --
 Redeemed.........................................        (331)        (124)        (395)        (529)          --           --
                                                   -----------  -----------  -----------  -----------  -----------  -----------
 Net Increase (Decrease)..........................       1,720        1,457        1,416        2,321           --           --
                                                   ===========  ===========  ===========  ===========  ===========  ===========

UNIT ACTIVITY SERVICE SHARES
 Issued...........................................          --           --           --           --          604          558
 Transferred from Separate Account No. 49.........          --           --           --           --           --          597
 Redeemed.........................................          --           --           --           --         (200)        (196)
                                                   -----------  -----------  -----------  -----------  -----------  -----------
 Net Increase (Decrease)..........................          --           --           --           --          404          959
                                                   ===========  ===========  ===========  ===========  ===========  ===========

-----------
Theaccompanying notes are an integral part of these financial statements.
(a)Units from the Accumulator 11 and Retirement Cornerstone Series were transferred from Separate Account No. 49 into Separate Account No. 70 on January 1, 2013.
(b)Units were made available on February 19, 2013.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                             GUGGENHEIM VT                            HARTFORD     HARTFORD
                                                                 GLOBAL             GUGGENHEIM        CAPITAL       GROWTH
                                                            MANAGED FUTURES       VT MULTI-HEDGE    APPRECIATION OPPORTUNITIES
                                                            STRATEGY FUND(A)    STRATEGIES FUND(A)  HLS FUND(E)   HLS FUND(E)
                                                         ---------------------  ------------------  ------------ -------------
                                                            2014        2013      2014      2013        2014         2014
                                                         ----------  ---------  --------  --------  ------------ -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)........................... $  (10,424) $  (8,227) $(11,029) $(10,106)  $    6,357   $   (3,426)
 Net realized gain (loss) on investments................     (6,829)   (33,793)    1,715    (6,278)      39,298       24,514
 Net change in unrealized appreciation (depreciation)
   of investments.......................................    127,332     48,936    34,499    20,152      (29,020)      25,244
                                                         ----------  ---------  --------  --------   ----------   ----------

 Net Increase (decrease) in net assets resulting from
   operations...........................................    110,079      6,916    25,185     3,768       16,635       46,332
                                                         ----------  ---------  --------  --------   ----------   ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..................    281,024     77,573     7,703    21,312      951,653    1,031,074
 Transfers from Separate Account No. 49.................         --    646,284        --   564,889           --           --
 Transfers between Variable Investment Options
   including guaranteed interest account, net...........    258,428   (107,350)   26,087   195,664      760,176      529,261
 Redemptions for contract benefits and terminations.....    (49,496)   (19,680)  (13,117)  (17,425)      (1,189)      (4,304)
 Contract maintenance charges...........................        (67)       (80)     (101)      (86)          (3)          (1)
                                                         ----------  ---------  --------  --------   ----------   ----------

 Net increase (decrease) in net assets resulting from
   contractowner transactions...........................    489,889    596,747    20,572   764,354    1,710,637    1,556,030
                                                         ----------  ---------  --------  --------   ----------   ----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.................         --        251        --        --           --        1,351
                                                         ----------  ---------  --------  --------   ----------   ----------

NET INCREASE (DECREASE) IN NET ASSETS...................    599,968    603,914    45,757   768,122    1,727,272    1,603,713
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...............    603,914         --   768,122        --           --           --
                                                         ----------  ---------  --------  --------   ----------   ----------

NET ASSETS -- END OF YEAR OR PERIOD..................... $1,203,882  $ 603,914  $813,879  $768,122   $1,727,272   $1,603,713
                                                         ==========  =========  ========  ========   ==========   ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS IC
 Issued.................................................         --         --        --        --          174          155
 Redeemed...............................................         --         --        --        --           (3)          (6)
                                                         ----------  ---------  --------  --------   ----------   ----------
 Net Increase (Decrease)................................         --         --        --        --          171          149
                                                         ==========  =========  ========  ========   ==========   ==========

UNIT ACTIVITY COMMON SHARES
 Issued.................................................         61         19        13        61           --           --
 Transferred from Separate Account No. 49...............         --         82        --        60           --           --
 Redeemed...............................................        (14)       (26)      (10)      (40)          --           --
                                                         ----------  ---------  --------  --------   ----------   ----------
 Net Increase (Decrease)................................         47         75         3        81           --           --
                                                         ==========  =========  ========  ========   ==========   ==========

-----------
The accompanying notes are an integral part of these financial statements.
(a)Units from the Accumulator 11 and Retirement Cornerstone Series were transferred from Separate Account No. 49 into Separate Account No. 70 on January 1, 2013.
(e)Units were made available for sale on June 13, 2014.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                              INVESCO V.I.           INVESCO V.I.            INVESCO V.I.
                                                           AMERICAN FRANCHISE        BALANCED-RISK            DIVERSIFIED
                                                                 FUND(A)          ALLOCATION FUND(C)       DIVIDEND FUND(A)
                                                         ----------------------  --------------------  ------------------------
                                                            2014        2013        2014       2013        2014         2013
                                                         ----------  ----------  ----------  --------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)........................... $   (9,329) $   (6,418) $  (20,839) $   (414) $    22,638  $    67,528
 Net realized gain (loss) on investments................    208,528      18,158     133,817        (2)     499,317      589,600
 Net change in unrealized appreciation (depreciation)
   of investments.......................................   (178,311)    165,783     (72,210)    3,285      851,821      889,388
                                                         ----------  ----------  ----------  --------  -----------  -----------

 Net Increase (decrease) in net assets resulting from
   operations...........................................     20,888     177,523      40,768     2,869    1,373,776    1,546,516
                                                         ----------  ----------  ----------  --------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..................     18,978       3,650   1,828,998   445,251    3,971,339    3,031,962
 Transfers from Separate Account No. 49.................         --     388,492          --        --           --    2,186,458
 Transfers between Variable Investment Options
   including guaranteed interest account, net...........   (598,847)    483,949     672,890        --    1,110,562    2,838,700
 Redemptions for contract benefits and terminations.....    (10,184)    (10,845)    (72,726)       --     (374,002)    (177,057)
 Contract maintenance charges...........................        (85)        (61)         --        --       (1,489)        (727)
                                                         ----------  ----------  ----------  --------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowner transactions...........................   (590,138)    865,185   2,429,162   445,251    4,706,410    7,879,336
                                                         ----------  ----------  ----------  --------  -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.................    (18,875)         --          --        25        1,501          999
                                                         ----------  ----------  ----------  --------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS...................   (588,125)  1,042,708   2,469,930   448,145    6,081,687    9,426,851
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...............  1,042,708          --     448,145        --   10,334,393      907,542
                                                         ----------  ----------  ----------  --------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD..................... $  454,583  $1,042,708  $2,918,075  $448,145  $16,416,080  $10,334,393
                                                         ==========  ==========  ==========  ========  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERIES II
 Issued.................................................         32          33         248        46          457          611
 Transferred from Separate Account No. 49...............         --          27          --        --           --          179
 Redeemed...............................................        (63)         (6)         (9)       --         (166)        (195)
                                                         ----------  ----------  ----------  --------  -----------  -----------
 Net Increase (Decrease)................................        (31)         54         239        46          291          595
                                                         ==========  ==========  ==========  ========  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
(a)Units from the Accumulator 11 and Retirement Cornerstone Series were transferred from Separate Account No. 49 into Separate Account No. 70 on January 1, 2013.
(c)Units were made available on November 18, 2013.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                        INVESCO V.I. GLOBAL INVESCO V.I. GLOBAL REAL   INVESCO V.I. HIGH YIELD
                                                        HEALTH CARE FUND(C)      ESTATE FUND(A)                FUND(A)
                                                        ------------------  ------------------------  ------------------------
                                                           2014      2013       2014         2013         2014         2013
                                                        ----------  ------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).......................... $   (6,959) $   (1) $    44,800  $ 1,047,504  $   748,676  $   416,681
 Net realized gain (loss) on investments...............    (30,825)     --      571,814      594,006      102,692      198,666
 Net change in unrealized appreciation (depreciation)
   of investments......................................     51,410      24    5,846,284   (1,674,216)  (1,077,208)    (122,639)
                                                        ----------  ------  -----------  -----------  -----------  -----------

 Net Increase (decrease) in net assets resulting from
   operations..........................................     13,626      23    6,462,898      (32,706)    (225,840)     492,708
                                                        ----------  ------  -----------  -----------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners.................    756,384   2,360   14,487,959   11,932,677   11,142,844    5,447,051
 Transfers from Separate Account No. 49................         --      --           --   25,033,843           --    4,476,111
 Transfers between Variable Investment Options
   including guaranteed interest account, net..........    281,126      --    2,768,738    4,570,788    1,873,268      431,694
 Redemptions for contract benefits and terminations....    (17,154)     --   (1,753,746)  (1,154,508)    (814,743)    (302,086)
 Contract maintenance charges..........................         --      --       (7,215)      (5,741)      (1,881)      (1,180)
                                                        ----------  ------  -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowner transactions..........................  1,020,356   2,360   15,495,736   40,377,059   12,199,488   10,051,590
                                                        ----------  ------  -----------  -----------  -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70................     10,000      --           --        1,499          400           --
                                                        ----------  ------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS..................  1,043,982   2,383   21,958,634   40,345,852   11,974,048   10,544,298
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..............      2,383      --   46,151,372    5,805,520   13,370,440    2,826,142
                                                        ----------  ------  -----------  -----------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD.................... $1,046,365  $2,383  $68,110,006  $46,151,372  $25,344,488  $13,370,440
                                                        ==========  ======  ===========  ===========  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERIES II
 Issued................................................        170      --        1,407        1,343        1,387          775
 Transferred from Separate Account No. 49..............         --      --           --        1,830           --          401
 Redeemed..............................................        (87)     --         (270)        (246)        (283)        (289)
                                                        ----------  ------  -----------  -----------  -----------  -----------
 Net Increase (Decrease)...............................         83      --        1,137        2,927        1,104          887
                                                        ==========  ======  ===========  ===========  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
(a)Units from the Accumulator 11 and Retirement Cornerstone Series were transferred from Separate Account No. 49 into Separate Account No. 70 on January 1, 2013.
(c)Units were made available on November 18, 2013.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                           INVESCO V.I.
                                                       INTERNATIONAL GROWTH     INVESCO V.I. MID CAP      INVESCO V.I. SMALL
                                                              FUND(A)            CORE EQUITY FUND(A)      CAP EQUITY FUND(A)
                                                     ------------------------  ----------------------  -----------------------
                                                         2014         2013        2014        2013         2014        2013
                                                     -----------  -----------  ----------  ----------  -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....................... $    29,723  $   (60,342) $ (112,138) $  (46,360) $  (103,728) $  (73,605)
 Net realized gain (loss) on investments............     651,290      329,790   1,117,920     641,403    1,420,594     511,785
 Net change in unrealized appreciation
   (depreciation) of investments....................  (1,255,617)   3,007,638    (822,807)    657,660   (1,179,031)  1,074,673
                                                     -----------  -----------  ----------  ----------  -----------  ----------

 Net Increase (decrease) in net assets resulting
   from operations..................................    (574,604)   3,277,086     182,975   1,252,703      137,835   1,512,853
                                                     -----------  -----------  ----------  ----------  -----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..............   9,996,391    5,640,291   2,688,647   1,771,808    2,281,720   1,135,991
 Transfers from Separate Account No. 49.............          --   12,411,982          --   3,257,234           --   3,222,606
 Transfers between Variable Investment Options
   including guaranteed interest account, net.......     841,855    2,338,982    (203,210)    124,699      (88,469)    226,426
 Redemptions for contract benefits and terminations.    (798,042)    (499,077)   (275,364)   (178,006)    (309,652)   (171,976)
 Contract maintenance charges.......................      (3,790)      (2,853)     (1,149)       (918)        (763)       (631)
                                                     -----------  -----------  ----------  ----------  -----------  ----------

 Net increase (decrease) in net assets resulting
   from contractowner transactions..................  10,036,414   19,889,325   2,208,924   4,974,817    1,882,836   4,412,416
                                                     -----------  -----------  ----------  ----------  -----------  ----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.............         750          985         160         143           --          --
                                                     -----------  -----------  ----------  ----------  -----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS...............   9,462,560   23,167,396   2,392,059   6,227,663    2,020,671   5,925,269
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...........  26,204,107    3,036,711   6,921,925     694,262    6,435,827     510,558
                                                     -----------  -----------  ----------  ----------  -----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD................. $35,666,667  $26,204,107  $9,313,984  $6,921,925  $ 8,456,498  $6,435,827
                                                     ===========  ===========  ==========  ==========  ===========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERIES II
 Issued.............................................       1,058          748         218         244          340         167
 Transferred from Separate Account No. 49...........          --        1,047          --         278           --         219
 Redeemed...........................................        (291)        (161)        (73)       (116)        (212)        (97)
                                                     -----------  -----------  ----------  ----------  -----------  ----------
 Net Increase (Decrease)............................         767        1,634         145         406          128         289
                                                     ===========  ===========  ==========  ==========  ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
(a)Units from the Accumulator 11 and Retirement Cornerstone Series were transferred from Separate Account No. 49 into Separate Account No. 70 on January 1, 2013.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                      IVY FUNDS VIP ASSET     IVY FUNDS VIP DIVIDEND         IVY FUNDS VIP
                                                          STRATEGY(A)            OPPORTUNITIES(A)              ENERGY(A)
                                                   ------------------------  ------------------------  ------------------------
                                                       2014         2013         2014         2013         2014         2013
                                                   -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..................... $  (485,775) $   (53,329) $   (48,284) $    11,646  $  (399,727) $  (222,502)
 Net realized gain (loss) on investments..........   6,897,889      582,295    1,585,286      490,435    1,722,680      171,498
 Net change in unrealized appreciation
   (depreciation) of investments..................  (9,772,203)   5,700,162     (321,025)   2,364,600   (5,889,354)   3,374,815
                                                   -----------  -----------  -----------  -----------  -----------  -----------
 Net Increase (decrease) in net assets resulting
   from operations................................  (3,360,089)   6,229,128    1,215,977    2,866,681   (4,566,401)   3,323,811
                                                   -----------  -----------  -----------  -----------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............  16,209,382   14,385,584    1,774,639    1,686,745    8,588,130    4,623,997
 Transfers from Separate Account No. 49...........          --   10,829,937           --    8,978,934           --    9,828,736
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....   2,283,136    4,609,971      154,908     (394,158)   5,708,762    1,662,992
 Redemptions for contract benefits and
   terminations...................................  (1,516,954)    (698,819)    (654,030)    (301,719)    (972,112)    (454,455)
 Contract maintenance charges.....................      (4,552)      (3,211)      (1,778)      (1,592)      (3,029)      (2,333)
                                                   -----------  -----------  -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets resulting
   from contractowner transactions................  16,971,012   29,123,462    1,273,739    9,968,210   13,321,751   15,658,937
                                                   -----------  -----------  -----------  -----------  -----------  -----------

 Net increase (decrease) in amount retained by
   AXA Equitable in Separate Account No. 70.......         202        1,499           --           --          676          225
                                                   -----------  -----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.............  13,611,125   35,354,089    2,489,716   12,834,891    8,756,026   18,982,973
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.........  39,895,295    4,541,206   13,810,869      975,978   20,609,893    1,626,920
                                                   -----------  -----------  -----------  -----------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD............... $53,506,420  $39,895,295  $16,300,585  $13,810,869  $29,365,919  $20,609,893
                                                   ===========  ===========  ===========  ===========  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
 Issued...........................................       2,231        1,882          201          198        1,429          712
 Transferred from Separate Account No. 49.........          --        1,025           --          736           --          885
 Redeemed.........................................        (755)        (267)        (121)        (126)        (367)        (260)
                                                   -----------  -----------  -----------  -----------  -----------  -----------
 Net Increase (Decrease)..........................       1,476        2,640           80          808        1,062        1,337
                                                   ===========  ===========  ===========  ===========  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
(a)Units from the Accumulator 11 and Retirement Cornerstone Series were transferred from Separate Account No. 49 into Separate Account No. 70 on January 1, 2013.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                                                                           IVY FUNDS VIP
                                                     IVY FUNDS VIP GLOBAL        IVY FUNDS VIP HIGH          MICRO CAP
                                                     NATURAL RESOURCES(A)            INCOME(A)               GROWTH(C)
                                                   ------------------------  -------------------------  -------------------
                                                       2014         2013         2014          2013        2014       2013
                                                   -----------  -----------  ------------  -----------  ----------  -------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..................... $  (193,724) $  (157,799) $  3,144,603  $ 1,913,655  $  (14,452) $   (59)
 Net realized gain (loss) on investments..........    (242,028)    (375,468)    1,607,610    1,531,745     (50,915)       1
 Net change in unrealized appreciation
   (depreciation) of investments..................  (1,595,721)   1,224,093    (5,092,716)   1,383,117     (34,709)   3,374
                                                   -----------  -----------  ------------  -----------  ----------  -------

 Net Increase (decrease) in net assets resulting
   from operations................................  (2,031,473)     690,826      (340,503)   4,828,517    (100,076)   3,316
                                                   -----------  -----------  ------------  -----------  ----------  -------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............   2,269,244    2,582,837    29,879,846   22,780,628   1,279,177   89,255
 Transfers from Separate Account No. 49...........          --    8,496,383            --   34,459,343          --       --
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....    (364,941)     (99,824)    5,578,754    9,208,626     314,295       --
 Redemptions for contract benefits and
   terminations...................................    (648,905)    (344,844)   (3,602,674)  (1,982,209)    (37,298)      --
 Contract maintenance charges.....................      (1,903)      (1,699)       (9,943)      (6,389)         --       --
                                                   -----------  -----------  ------------  -----------  ----------  -------

 Net increase (decrease) in net assets resulting
   from contractowner transactions................   1,253,495   10,632,853    31,845,983   64,459,999   1,556,174   89,255
                                                   -----------  -----------  ------------  -----------  ----------  -------

 Net increase (decrease) in amount retained by
   AXA Equitable in Separate Account No. 70.......          --            2            --           --         139       10
                                                   -----------  -----------  ------------  -----------  ----------  -------

NET INCREASE (DECREASE) IN NET ASSETS.............    (777,978)  11,323,681    31,505,480   69,288,516   1,456,237   92,581
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.........  12,487,204    1,163,523    79,879,743   10,591,227      92,581       --
                                                   -----------  -----------  ------------  -----------  ----------  -------

NET ASSETS -- END OF YEAR OR PERIOD............... $11,709,226  $12,487,204  $111,385,223  $79,879,743  $1,548,818  $92,581
                                                   ===========  ===========  ============  ===========  ==========  =======

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
 Issued...........................................         375          503         2,775        3,161         240        8
 Transferred from Separate Account No. 49.........          --          915            --        2,440          --       --
 Redeemed.........................................        (257)        (278)         (759)      (1,159)       (101)      --
                                                   -----------  -----------  ------------  -----------  ----------  -------
 Net Increase (Decrease)..........................         118        1,140         2,016        4,442         139        8
                                                   ===========  ===========  ============  ===========  ==========  =======

-----------
The accompanying notes are an integral part of these financial statements.
(a)Units from the Accumulator 11 and Retirement Cornerstone Series were transferred from Separate Account No. 49 into Separate Account No. 70 on January 1, 2013.
(c)Units were made available on November 18, 2013.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                         IVY FUNDS VIP             IVY FUNDS VIP             IVY FUNDS VIP
                                                            MID CAP                 SCIENCE AND                SMALL CAP
                                                           GROWTH(A)               TECHNOLOGY(A)               GROWTH(A)
                                                   ------------------------  ------------------------  ------------------------
                                                       2014         2013         2014         2013         2014         2013
                                                   -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..................... $  (505,028) $  (344,200) $  (626,323) $  (343,150) $  (229,100) $  (157,614)
 Net realized gain (loss) on investments..........   2,790,176    1,317,110    5,640,528    2,034,170    2,325,180      538,089
 Net change in unrealized appreciation
   (depreciation) of investments..................     (23,845)   4,812,365   (4,236,598)   8,750,919   (2,028,419)   3,350,730
                                                   -----------  -----------  -----------  -----------  -----------  -----------
 Net Increase (decrease) in net assets resulting
   from operations................................   2,261,303    5,785,275      777,607   10,441,939       67,661    3,731,205
                                                   -----------  -----------  -----------  -----------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............   7,872,182    8,309,614   16,248,125    8,532,809    4,194,619    3,502,239
 Transfers from Separate Account No. 49...........          --   14,647,014           --   10,480,537           --    6,008,556
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....   1,042,641     (275,733)    (660,774)   5,480,072     (503,568)     419,138
 Redemptions for contract benefits and
   terminations...................................  (1,335,177)    (690,976)  (1,260,654)    (590,711)    (701,371)    (362,257)
 Contract maintenance charges.....................      (5,191)      (3,418)      (4,484)      (2,734)      (2,153)      (1,636)
                                                   -----------  -----------  -----------  -----------  -----------  -----------

 Net increase (decrease) in net assets resulting
   from contractowner transactions................   7,574,455   21,986,501   14,322,213   23,899,973    2,987,527    9,566,040
                                                   -----------  -----------  -----------  -----------  -----------  -----------

 Net increase (decrease) in amount retained by
   AXA Equitable in Separate Account No. 70.......         550          979           --          502           --           --
                                                   -----------  -----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.............   9,836,308   27,772,755   15,099,820   34,342,414    3,055,188   13,297,245
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.........  31,006,227    3,233,472   37,544,889    3,202,475   14,514,928    1,217,683
                                                   -----------  -----------  -----------  -----------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD............... $40,842,535  $31,006,227  $52,644,709  $37,544,889  $17,570,116  $14,514,928
                                                   ===========  ===========  ===========  ===========  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
 Issued...........................................         635          842        1,221        1,039          335          448
 Transferred from Separate Account No. 49.........          --          988           --          759           --          490
 Redeemed.........................................        (246)        (416)        (372)        (261)        (159)        (200)
                                                   -----------  -----------  -----------  -----------  -----------  -----------
 Net Increase (Decrease)..........................         389        1,414          849        1,537          176          738
                                                   ===========  ===========  ===========  ===========  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
(a)Units from the Accumulator 11 and Retirement Cornerstone Series were transferred from Separate Account No. 49 into Separate Account No. 70 on January 1, 2013.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                                                                JANUS ASPEN SERIES
                                                                          JANUS ASPEN SERIES     INTECH U.S. LOW
                                                   JANUS ASPEN SERIES        FLEXIBLE BOND          VOLATILITY
                                                   BALANCED PORTFOLIO(C)     PORTFOLIO(C)          PORTFOLIO(C)
                                                   --------------------- --------------------  -------------------
                                                      2014       2013       2014       2013       2014       2013
                                                   ----------   -------  ----------  --------  ----------  -------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..................... $   10,267   $    25  $   31,267  $    245  $     (630) $    93
 Net realized gain (loss) on investments..........     29,313        --       4,526        --       3,663       46
 Net change in unrealized appreciation
   (depreciation) of investments..................     73,780       582     (20,590)     (435)     94,437      (67)
                                                   ----------   -------  ----------  --------  ----------  -------

 Net Increase (decrease) in net assets resulting
   from operations................................    113,360       607      15,203      (190)     97,470       72
                                                   ----------   -------  ----------  --------  ----------  -------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............  2,849,250    61,678   2,548,433   115,843   1,176,598   28,727
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....  1,360,892        --     597,272       500     219,415       --
 Redemptions for contract benefits and
   terminations...................................    (14,639)       --     (21,356)       --     (27,908)      --
                                                   ----------   -------  ----------  --------  ----------  -------

 Net increase (decrease) in net assets resulting
   from contractowner transactions................  4,195,503    61,678   3,124,349   116,343   1,368,105   28,727
                                                   ----------   -------  ----------  --------  ----------  -------

 Net increase (decrease) in amount retained by
   AXA Equitable in Separate Account No. 70.......        140        10          65        35          (5)       4
                                                   ----------   -------  ----------  --------  ----------  -------

NET INCREASE (DECREASE) IN NET ASSETS.............  4,309,003    62,295   3,139,617   116,188   1,465,570   28,803
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.........     62,295        --     116,188        --      28,803       --
                                                   ----------   -------  ----------  --------  ----------  -------

NET ASSETS -- END OF YEAR OR PERIOD............... $4,371,298   $62,295  $3,255,805  $116,188  $1,494,373  $28,803
                                                   ==========   =======  ==========  ========  ==========  =======

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE SHARES
 Issued...........................................        396         6         328        12         127        3
 Redeemed.........................................         (4)       --         (23)       --          (3)      --
                                                   ----------   -------  ----------  --------  ----------  -------
 Net Increase (Decrease)..........................        392         6         305        12         124        3
                                                   ==========   =======  ==========  ========  ==========  =======

-----------
The accompanying notes are an integral part of these financial statements.
(c)Units were made available on November 18, 2013.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                       LAZARD RETIREMENT        LORD ABBETT SERIES       LORD ABBETT SERIES
                                                       EMERGING MARKETS        FUND - BOND DEBENTURE    FUND - CLASSIC STOCK
                                                      EQUITY PORTFOLIO(A)          PORTFOLIO(A)             PORTFOLIO(A)
                                                   ------------------------  ------------------------  ----------------------
                                                       2014         2013         2014         2013        2014        2013
                                                   -----------  -----------  -----------  -----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..................... $   255,861  $    63,287  $ 1,196,466  $   515,123  $  (28,381) $   (7,834)
 Net realized gain (loss) on investments..........     743,817      115,502      896,230      302,215     709,880     485,760
 Net change in unrealized appreciation
   (depreciation) of investments..................  (5,801,294)  (1,568,207)  (1,713,106)    (347,311)   (349,304)    324,154
                                                   -----------  -----------  -----------  -----------  ----------  ----------

 Net Increase (decrease) in net assets resulting
   from operations................................  (4,801,616)  (1,389,418)     379,590      470,027     332,195     802,080
                                                   -----------  -----------  -----------  -----------  ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............  15,862,126   16,487,854   14,081,597    5,598,804   1,295,184   1,086,147
 Transfers from Separate Account No. 49...........          --   41,131,431           --    2,337,327          --   1,552,038
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....  (1,037,345)   1,761,577    5,777,673    3,843,864    (596,960)     19,513
 Redemptions for contract benefits and
   terminations...................................  (2,442,338)  (1,656,445)  (1,007,701)    (260,057)   (150,265)    (87,549)
 Contract maintenance charges.....................     (11,011)      (9,357)      (1,444)        (556)       (491)       (411)
                                                   -----------  -----------  -----------  -----------  ----------  ----------

 Net increase (decrease) in net assets resulting
   from contractowner transactions................  12,371,432   57,715,060   18,850,125   11,519,382     547,468   2,569,738
                                                   -----------  -----------  -----------  -----------  ----------  ----------

 Net increase (decrease) in amount retained by
   AXA Equitable in Separate Account No. 70.......          --           --        1,249          500          --         500
                                                   -----------  -----------  -----------  -----------  ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS.............   7,569,816   56,325,642   19,230,964   11,989,909     879,663   3,372,318
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.........  66,322,901    9,997,259   13,389,625    1,399,716   4,190,211     817,893
                                                   -----------  -----------  -----------  -----------  ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD............... $73,892,717  $66,322,901  $32,620,589  $13,389,625  $5,069,874  $4,190,211
                                                   ===========  ===========  ===========  ===========  ==========  ==========

CHANGES IN UNITS (000'S):

UNIT ACTIVITY SERVICE SHARES
 Issued...........................................       2,019        2,143           --           --          --          --
 Transferred from Separate Account No. 49.........          --        3,427           --           --          --          --
 Redeemed.........................................        (923)        (724)          --           --          --          --
                                                   -----------  -----------  -----------  -----------  ----------  ----------
 Net Increase (Decrease)..........................       1,096        4,846           --           --          --          --
                                                   ===========  ===========  ===========  ===========  ==========  ==========

UNIT ACTIVITY VC SHARES
 Issued...........................................          --           --        1,981        1,037         109         127
 Transferred from Separate Account No. 49.........          --           --           --          210          --         157
 Redeemed.........................................          --           --         (346)        (239)        (69)        (34)
                                                   -----------  -----------  -----------  -----------  ----------  ----------
 Net Increase (Decrease)..........................          --           --        1,635        1,008          40         250
                                                   ===========  ===========  ===========  ===========  ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
(a)Units from the Accumulator 11 and Retirement Cornerstone Series were transferred from Separate Account No. 49 into Separate Account No. 70 on January 1, 2013.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                   LORD ABBETT SERIES
                                                      FUND - GROWTH
                                                      OPPORTUNITIES        MFS(R) INTERNATIONAL    MFS(R) INVESTORS GROWTH
                                                      PORTFOLIO(A)          VALUE PORTFOLIO(A)         STOCK SERIES(A)
                                                 ----------------------  ------------------------  -----------------------
                                                    2014        2013         2014         2013         2014        2013
                                                 ----------  ----------  -----------  -----------  -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................... $  (40,894) $  (26,445) $   380,815  $    11,636  $   (94,548) $  (56,572)
 Net realized gain (loss) on investments........    695,603     399,696    1,464,097    1,084,784      664,783     287,760
 Net change in unrealized appreciation
   (depreciation) of investments................   (508,618)    175,753   (2,467,264)   7,941,890      210,055   1,162,131
                                                 ----------  ----------  -----------  -----------  -----------  ----------

 Net Increase (decrease) in net assets
   resulting from operations....................    146,091     549,004     (622,352)   9,038,310      780,290   1,393,319
                                                 ----------  ----------  -----------  -----------  -----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners..........    904,731     742,215   31,066,224   18,303,569    1,554,657   1,316,577
 Transfers from Separate Account No. 49.........         --   1,104,108           --   20,448,744           --   4,049,472
 Transfers between Variable Investment Options
   including guaranteed interest account, net...     (8,075)   (106,195)   4,732,446    9,526,220    3,032,906     203,360
 Redemptions for contract benefits and
   terminations.................................   (154,453)   (136,995)  (2,356,765)  (1,064,045)    (361,198)   (201,166)
 Contract maintenance charges...................       (339)       (272)      (8,860)      (5,770)        (813)       (766)
                                                 ----------  ----------  -----------  -----------  -----------  ----------

 Net increase (decrease) in net assets
   resulting from contractowner transactions....    741,864   1,602,861   33,433,045   47,208,718    4,225,552   5,367,477
                                                 ----------  ----------  -----------  -----------  -----------  ----------

 Net increase (decrease) in amount retained by
   AXA Equitable in Separate Account No. 70.....         --       1,000           --           --           --          --
                                                 ----------  ----------  -----------  -----------  -----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS...........    887,955   2,152,865   32,810,693   56,247,028    5,005,842   6,760,796
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.......  2,422,956     270,091   62,435,487    6,188,459    7,193,865     433,069
                                                 ----------  ----------  -----------  -----------  -----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD............. $3,310,911  $2,422,956  $95,246,180  $62,435,487  $12,199,707  $7,193,865
                                                 ==========  ==========  ===========  ===========  ===========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS
 Issued.........................................         --          --        2,841        2,272          274         125
 Transferred from Separate Account No. 49.......         --          --           --        1,708           --         309
 Redeemed.......................................         --          --         (426)        (337)         (39)        (40)
                                                 ----------  ----------  -----------  -----------  -----------  ----------
 Net Increase (Decrease)........................         --          --        2,415        3,643          235         394
                                                 ==========  ==========  ===========  ===========  ===========  ==========

UNIT ACTIVITY VC SHARES
 Issued.........................................         99         102           --           --           --          --
 Transferred from Separate Account No. 49.......         --         118           --           --           --          --
 Redeemed.......................................        (40)        (57)          --           --           --          --
                                                 ----------  ----------  -----------  -----------  -----------  ----------
 Net Increase (Decrease)........................         59         163           --           --           --          --
                                                 ==========  ==========  ===========  ===========  ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
(a)Units from the Accumulator 11 and Retirement Cornerstone Series were transferred from Separate Account No. 49 into Separate Account No. 70 on January 1, 2013.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                            MFS(R) INVESTORS TRUST    MFS(R) RESEARCH       MFS(R) TECHNOLOGY
                                                                   SERIES(A)             SERIES(C)            PORTFOLIO(A)
                                                            ----------------------  ------------------  ------------------------
                                                               2014        2013       2014      2013        2014         2013
                                                            ----------  ----------  --------  --------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).............................. $  (46,153) $  (21,206) $ (1,982) $    (12) $  (180,495) $  (110,558)
 Net realized gain (loss) on investments...................    846,262     163,049    34,657        --    1,041,371      345,581
 Net change in unrealized appreciation (depreciation) of
   investments.............................................   (141,934)  1,156,586     8,990       708      249,457    2,072,403
                                                            ----------  ----------  --------  --------  -----------  -----------

 Net Increase (decrease) in net assets resulting from
   operations..............................................    658,175   1,298,429    41,665       696    1,110,333    2,307,426
                                                            ----------  ----------  --------  --------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners.....................  1,399,574     914,172   540,304    15,841    3,680,918    1,983,851
 Transfers from Separate Account No. 49....................         --   3,636,516        --        --           --    4,792,944
 Transfers between Variable Investment Options including
   guaranteed interest account, net........................    512,588     234,235   241,880       500      555,007      525,369
 Redemptions for contract benefits and terminations........   (463,317)   (189,129)  (28,808)       --     (366,307)    (288,371)
 Contract maintenance charges..............................       (741)       (545)       --        --       (1,918)      (1,398)
                                                            ----------  ----------  --------  --------  -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowner transactions..............................  1,448,104   4,595,249   753,376    16,341    3,867,700    7,012,395
                                                            ----------  ----------  --------  --------  -----------  -----------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70....................         --          --        94         5           --           (2)
                                                            ----------  ----------  --------  --------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS......................  2,106,279   5,893,678   795,135    17,042    4,978,033    9,319,819
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................  6,156,716     263,038    17,042        --   10,464,428    1,144,609
                                                            ----------  ----------  --------  --------  -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD........................ $8,262,995  $6,156,716  $812,177  $ 17,042  $15,442,461  $10,464,428
                                                            ==========  ==========  ========  ========  ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS
 Issued....................................................        165         107        73         2          342          246
 Transferred from Separate Account No. 49..................         --         286        --        --           --          351
 Redeemed..................................................        (61)        (41)       (3)       --         (137)        (102)
                                                            ----------  ----------  --------  --------  -----------  -----------
 Net Increase (Decrease)...................................        104         352        70         2          205          495
                                                            ==========  ==========  ========  ========  ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
(a)Units from the Accumulator 11 and Retirement Cornerstone Series were transferred from Separate Account No. 49 into Separate Account No. 70 on January 1, 2013.
(c)Units were made available on November 18, 2013.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                       MFS(R) UTILITIES          MFS(R) VALUE            MULTIMANAGER
                                                           SERIES(A)               SERIES(C)        AGGRESSIVE EQUITY*(A)
                                                   ------------------------  --------------------  -----------------------
                                                       2014         2013        2014       2013        2014        2013
                                                   -----------  -----------  ----------  --------  -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..................... $   203,183  $   129,195  $    5,159  $    (53) $  (136,118) $  (89,069)
 Net realized gain (loss) on investments..........   2,191,408      928,527      45,452         1      633,625     400,278
 Net change in unrealized appreciation
   (depreciation) of investments..................     126,926    1,529,560      83,254     2,213      371,287   1,711,420
                                                   -----------  -----------  ----------  --------  -----------  ----------

 Net Increase (decrease) in net assets resulting
   from operations................................   2,521,517    2,587,282     133,865     2,161      868,794   2,022,629
                                                   -----------  -----------  ----------  --------  -----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............  12,348,647    5,420,284   1,775,338    96,333    2,036,208   1,783,585
 Transfers from Separate Account No. 49...........          --    8,995,689          --        --           --   4,625,223
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....   6,138,500    2,159,260     513,157     2,400     (168,902)    809,745
 Redemptions for contract benefits and
   terminations...................................  (1,219,692)    (589,771)    (47,845)       --     (394,931)   (359,046)
 Contract maintenance charges.....................      (3,101)      (2,007)         --        --     (161,160)   (104,182)
                                                   -----------  -----------  ----------  --------  -----------  ----------

 Net increase (decrease) in net assets resulting
   from contractowner transactions................  17,264,354   15,983,455   2,240,650    98,733    1,311,215   6,755,325
                                                   -----------  -----------  ----------  --------  -----------  ----------

 Net increase (decrease) in amount retained by
   AXA Equitable in Separate Account No. 70.......          --            3         364        10           --         500
                                                   -----------  -----------  ----------  --------  -----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS.............  19,785,871   18,570,740   2,374,879   100,904    2,180,009   8,778,454
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.........  21,259,006    2,688,266     100,904        --    8,902,588     124,134
                                                   -----------  -----------  ----------  --------  -----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD............... $41,044,877  $21,259,006  $2,475,783  $100,904  $11,082,597  $8,902,588
                                                   ===========  ===========  ==========  ========  ===========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued...........................................          --           --          --        --          149         232
 Transferred from Separate Account No. 49.........          --           --          --        --           --         302
 Redeemed.........................................          --           --          --        --         (102)        (92)
                                                   -----------  -----------  ----------  --------  -----------  ----------
 Net Increase (Decrease)..........................          --           --          --        --           47         442
                                                   ===========  ===========  ==========  ========  ===========  ==========

UNIT ACTIVITY SERVICE CLASS
 Issued...........................................       1,417          738         229        10           --          --
 Transferred from Separate Account No. 49.........          --          652          --        --           --          --
 Redeemed.........................................        (255)        (278)        (23)       --           --          --
                                                   -----------  -----------  ----------  --------  -----------  ----------
 Net Increase (Decrease)..........................       1,162        1,112         206        10           --          --
                                                   ===========  ===========  ==========  ========  ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units from the Accumulator 11 and Retirement Cornerstone Series were transferred from Separate Account No. 49 into Separate Account No. 70 on January 1, 2013.
(c)Units were made available on November 18, 2013.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                               MULTIMANAGER
                                     MULTIMANAGER                 MID CAP               MULTIMANAGER
                                     CORE BOND*(A)              GROWTH*(A)            MID CAP VALUE*(A)
                               ------------------------  ------------------------  ----------------------
                                   2014         2013         2014         2013        2014        2013
                               -----------  -----------  -----------  -----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS
FROM OPERATIONS:
 Net investment income (loss). $   539,036  $    82,536  $  (176,450) $  (115,107) $  (79,381) $  (56,219)
 Net realized gain (loss) on
   investments................     360,081     (325,989)   1,432,577    3,380,528     272,516     282,972
 Net change in unrealized
   appreciation
   (depreciation) of
   investments................     958,728   (2,567,346)    (791,082)    (795,843)    126,339   1,272,395
                               -----------  -----------  -----------  -----------  ----------  ----------
 Net Increase (decrease) in
   net assets resulting from
   operations.................   1,857,845   (2,810,799)     465,045    2,469,578     319,474   1,499,148
                               -----------  -----------  -----------  -----------  ----------  ----------

FROM CONTRACTOWNERS
 TRANSACTIONS:
 Payments received from
   contractowners.............  11,378,151   19,487,474    2,390,839    3,224,185   1,880,739   2,195,020
 Transfers from Separate
   Account No. 49.............          --   58,868,335           --    4,629,195          --   3,489,719
 Transfers between Variable
   Investment Options
   including guaranteed
   interest account, net......     122,772   17,124,292      585,727      505,763     128,340      96,785
 Redemptions for contract
   benefits and terminations..  (3,477,180)  (1,755,137)    (384,273)    (317,236)   (279,527)    (79,977)
 Contract maintenance charges.  (1,679,468)  (1,254,417)    (179,517)    (111,359)   (103,612)    (70,481)
                               -----------  -----------  -----------  -----------  ----------  ----------

 Net increase (decrease) in
   net assets resulting from
   contractowner transactions.   6,344,275   92,470,547    2,412,776    7,930,548   1,625,940   5,631,066
                               -----------  -----------  -----------  -----------  ----------  ----------

 Net increase (decrease) in
   amount retained by AXA
   Equitable in Separate
   Account No. 70.............       3,250        4,998           --          498          --         250
                               -----------  -----------  -----------  -----------  ----------  ----------

NET INCREASE (DECREASE) IN
 NET ASSETS...................   8,205,370   89,664,746    2,877,821   10,400,624   1,945,414   7,130,464
NET ASSETS -- BEGINNING OF
 YEAR OR PERIOD...............  89,664,746           --   10,693,538      292,914   7,287,231     156,767
                               -----------  -----------  -----------  -----------  ----------  ----------

NET ASSETS -- END OF YEAR OR
 PERIOD....................... $97,870,116  $89,664,746  $13,571,359  $10,693,538  $9,232,645  $7,287,231
                               ===========  ===========  ===========  ===========  ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued.......................       1,739        3,058          199          342         125         189
 Transferred from Separate
   Account No. 49.............          --        4,216           --          336          --         226
 Redeemed.....................      (1,257)        (590)         (71)        (150)        (45)        (72)
                               -----------  -----------  -----------  -----------  ----------  ----------
 Net Increase (Decrease)......         482        6,684          128          528          80         343
                               ===========  ===========  ===========  ===========  ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units from the Accumulator 11 and Retirement Cornerstone Series were transferred from Separate Account No. 49 into Separate Account No. 70 on January 1, 2013.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                       NEUBERGER BERMAN NEUBERGER BERMAN
                                                       ABSOLUTE RETURN   INTERNATIONAL             PIMCO
                                    MULTIMANAGER        MULTI-MANAGER        EQUITY       COMMODITYREALRETURN(R)
                                   TECHNOLOGY*(A)        PORTFOLIO(E)     PORTFOLIO(E)     STRATEGY PORTFOLIO(A)
                               ----------------------  ---------------- ---------------- ------------------------
                                  2014        2013           2014             2014           2014         2013
                               ----------  ----------  ---------------- ---------------- -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS
FROM OPERATIONS:
 Net investment income (loss). $ (116,852) $  (95,061)     $ (1,980)        $ (1,021)    $  (256,325) $    25,635
 Net realized gain (loss) on
   investments................  1,138,609     364,144             6           (3,596)     (1,076,609)  (1,117,476)
 Net change in unrealized
   appreciation
   (depreciation) of
   investments................    (91,402)  1,622,780         3,946          (10,796)     (3,389,817)  (2,161,872)
                               ----------  ----------      --------         --------     -----------  -----------
 Net Increase (decrease) in
   net assets resulting from
   operations.................    930,355   1,891,863         1,972          (15,413)     (4,722,751)  (3,253,713)
                               ----------  ----------      --------         --------     -----------  -----------
FROM CONTRACTOWNERS
 TRANSACTIONS:
 Payments received from
   contractowners.............  1,742,754   1,036,361       288,521          671,410       4,310,946    5,390,464
 Transfers from Separate
   Account No. 49.............         --   5,150,185            --               --              --   14,966,114
 Transfers between Variable
   Investment Options
   including guaranteed
   interest account, net......   (175,187)   (583,374)      362,894          116,459         674,513      (20,022)
 Redemptions for contract
   benefits and terminations..   (195,427)   (107,421)      (22,598)          (6,010)       (894,945)    (512,120)
 Contract maintenance charges.   (133,201)   (106,096)           --               --          (2,800)      (2,605)
                               ----------  ----------      --------         --------     -----------  -----------
 Net increase (decrease) in
   net assets resulting from
   contractowner transactions.  1,238,939   5,389,655       628,817          781,859       4,087,714   19,821,831
                               ----------  ----------      --------         --------     -----------  -----------
 Net increase (decrease) in
   amount retained by AXA
   Equitable in Separate
   Account No. 70.............         --         500            25               --              --          999
                               ----------  ----------      --------         --------     -----------  -----------
NET INCREASE (DECREASE) IN
 NET ASSETS...................  2,169,294   7,282,018       630,814          766,446        (635,037)  16,569,117
NET ASSETS -- BEGINNING OF
 YEAR OR PERIOD...............  7,282,018          --            --               --      19,616,151    3,047,034
                               ----------  ----------      --------         --------     -----------  -----------

NET ASSETS -- END OF YEAR OR
 PERIOD....................... $9,451,312  $7,282,018      $630,814         $766,446     $18,981,114  $19,616,151
                               ==========  ==========      ========         ========     ===========  ===========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY ADVISOR CLASS
 Issued.......................         --          --            --               --             691          719
 Transferred from Separate
   Account No. 49.............                                                                    --        1,225
 Redeemed.....................         --          --            --               --            (291)        (283)
                               ----------  ----------      --------         --------     -----------  -----------
 Net Increase (Decrease)......         --          --            --               --             400        1,661
                               ==========  ==========      ========         ========     ===========  ===========
UNIT ACTIVITY CLASS B
 Issued.......................        210         128            --               --              --           --
 Transferred from Separate
   Account No. 49.............         --         385            --               --              --           --
 Redeemed.....................       (119)       (105)           --               --              --           --
                               ----------  ----------      --------         --------     -----------  -----------
 Net Increase (Decrease)......         91         408            --               --              --           --
                               ==========  ==========      ========         ========     ===========  ===========
UNIT ACTIVITY CLASS S SHARES
 Issued.......................         --          --            68               88              --           --
 Redeemed.....................         --          --            (3)              (5)             --           --
                               ----------  ----------      --------         --------     -----------  -----------
 Net Increase (Decrease)......         --          --            65               83              --           --
                               ==========  ==========      ========         ========     ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units from the Accumulator 11 and Retirement Cornerstone Series were transferred from Separate Account No. 49 into Separate Account No. 70 on January 1, 2013.
(e)Units were made available for sale on June 13, 2014.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                             PIMCO                 PIMCO                     PIMCO
                                                       EMERGING MARKETS      GLOBAL BOND PORTFOLIO GLOBAL MULTI-ASSET MANAGED
                                                       BOND PORTFOLIO(A)       (UNHEDGED)(C)        ALLOCATION PORTFOLIO(D)
                                                   ------------------------  --------------------  --------------------------
                                                       2014         2013       2014        2013               2014
                                                   -----------  -----------   --------   -------   --------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..................... $   701,147  $   623,507  $  3,237    $   (28)           $  1,537
 Net realized gain (loss) on investments..........     124,307      326,458    15,939        196                 861
 Net change in unrealized appreciation
   (depreciation) of investments..................    (950,167)  (2,570,739)  (35,281)      (807)             (2,270)
                                                   -----------  -----------   --------   -------            --------
 Net Increase (decrease) in net assets resulting
   from operations................................    (124,713)  (1,620,774)  (16,105)      (639)                128
                                                   -----------  -----------   --------   -------            --------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............   3,645,754    4,365,430   371,712     33,797              29,385
 Transfers from Separate Account No. 49...........          --   14,427,796        --         --                  --
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....    (743,865)  (2,488,273)  171,869         --              80,404
 Redemptions for contract benefits and
   terminations...................................    (760,935)    (626,903)   (7,029)        --              (1,231)
 Contract maintenance charges.....................      (2,553)      (2,252)       --         --                  --
                                                   -----------  -----------   --------   -------            --------

 Net increase (decrease) in net assets resulting
   from contractowner transactions................   2,138,401   15,675,798   536,552     33,797             108,558
                                                   -----------  -----------   --------   -------            --------

 Net increase (decrease) in amount retained by
   AXA Equitable in Separate Account No. 70.......        (231)        (134)      (17)         5                 151
                                                   -----------  -----------   --------   -------            --------

NET INCREASE (DECREASE) IN NET ASSETS.............   2,013,457   14,054,890   520,430     33,163             108,837
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.........  17,585,819    3,530,929    33,163         --                  --
                                                   -----------  -----------   --------   -------            --------

NET ASSETS -- END OF YEAR OR PERIOD............... $19,599,276  $17,585,819  $553,593    $33,163            $108,837
                                                   ===========  ===========   ========   =======            ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY ADVISOR CLASS
 Issued...........................................         521          594        57          3                  13
 Transferred from Separate Account No. 49.........          --        1,069        --         --                  --
 Redeemed.........................................        (337)        (502)       (3)        --                  (3)
                                                   -----------  -----------   --------   -------            --------
 Net Increase (Decrease)..........................         184        1,161        54          3                  10
                                                   ===========  ===========   ========   =======            ========

-----------
The accompanying notes are an integral part of these financial statements.
(a)Units from the Accumulator 11 and Retirement Cornerstone Series were transferred from Separate Account No. 49 into Separate Account No. 70 on January 1, 2013.
(c)Units were made available on November 18, 2013.
(d)Units were made available on November 18, 2013, but at December 31, 2013 the fund had no change in net assets from shareholder contributions to report.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                                                   PIMCO
                                                        PIMCO                  TOTAL RETURN
                                              REAL RETURN PORTFOLIO(A)         PORTFOLIO(A)          PROFUND VP BEAR(A)
                                              ------------------------  --------------------------  --------------------
                                                  2014         2013         2014          2013         2014       2013
                                              -----------  -----------  ------------  ------------  ---------  ---------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)................ $  (111,033) $   116,094  $    859,320  $    747,655  $  (7,807) $  (8,162)
 Net realized gain (loss) on investments.....  (1,466,844)    (104,333)     (522,142)      642,201   (122,981)  (126,015)
 Net change in unrealized appreciation
   (depreciation) of investments.............   2,467,619   (7,652,585)    2,921,919    (5,845,056)    48,276    (67,542)
                                              -----------  -----------  ------------  ------------  ---------  ---------
 Net Increase (decrease) in net assets
   resulting from operations.................     889,742   (7,640,824)    3,259,097    (4,455,200)   (82,512)  (201,719)
                                              -----------  -----------  ------------  ------------  ---------  ---------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners.......   9,615,899   17,487,908    25,376,622    40,230,837     14,333     17,813
 Transfers from Separate Account No. 49......          --   50,082,506            --    79,826,566         --    712,279
 Transfers between Variable Investment
   Options including guaranteed interest
   account, net..............................  (4,464,734)  (9,536,607)   (8,911,002)  (16,077,771)     2,191    (86,276)
 Redemptions for contract benefits and
   terminations..............................  (2,875,658)  (2,129,514)   (6,362,237)   (4,333,227)   (29,756)    (7,535)
 Contract maintenance charges................      (9,212)      (8,667)      (15,715)      (13,513)       (65)       (90)
                                              -----------  -----------  ------------  ------------  ---------  ---------

 Net increase (decrease) in net assets
   resulting from contractowner transactions.   2,266,295   55,895,626    10,087,668    99,632,892    (13,297)   636,191
                                              -----------  -----------  ------------  ------------  ---------  ---------

 Net increase (decrease) in amount retained
   by AXA Equitable in Separate Account
   No. 70....................................       5,440        1,942           766           462         --         --
                                              -----------  -----------  ------------  ------------  ---------  ---------

NET INCREASE (DECREASE) IN NET ASSETS........   3,161,477   48,256,744    13,347,531    95,178,154    (95,809)   434,472
NET ASSETS -- BEGINNING OF YEAR OR PERIOD....  64,059,584   15,802,840   118,901,467    23,723,313    434,472         --
                                              -----------  -----------  ------------  ------------  ---------  ---------

NET ASSETS -- END OF YEAR OR PERIOD.......... $67,221,061  $64,059,584  $132,248,998  $118,901,467  $ 338,663  $ 434,472
                                              ===========  ===========  ============  ============  =========  =========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY ADVISOR CLASS
 Issued......................................       1,399        2,079         3,171         4,357         --         --
 Transferred from Separate Account No. 49....          --        4,008            --         6,826         --         --
 Redeemed....................................      (1,207)      (1,616)       (2,235)       (2,678)        --         --
                                              -----------  -----------  ------------  ------------  ---------  ---------
 Net Increase (Decrease).....................         192        4,471           936         8,505         --         --
                                              ===========  ===========  ============  ============  =========  =========

UNIT ACTIVITY COMMON SHARES
 Issued......................................          --           --            --            --        450        363
 Transferred from Separate Account No. 49....          --           --            --            --         --        123
 Redeemed....................................          --           --            --            --       (457)      (383)
                                              -----------  -----------  ------------  ------------  ---------  ---------
 Net Increase (Decrease).....................          --           --            --            --         (7)       103
                                              ===========  ===========  ============  ============  =========  =========

-----------
The accompanying notes are an integral part of these financial statements.
(a)Units from the Accumulator 11 and Retirement Cornerstone Series were transferred from Separate Account No. 49 into Separate Account No. 70 on January 1, 2013.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                          PROFUND VP         PUTNAM VT ABSOLUTE PUTNAM VT DIVERSIFIED
                                                       BIOTECHNOLOGY(A)      RETURN 500 FUND(C)    INCOME FUND(E)
                                                   ------------------------  ------------------ ---------------------
                                                       2014         2013       2014      2013           2014
                                                   -----------  -----------  --------   ------  ---------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..................... $  (423,611) $  (180,868) $ (2,595)  $   --       $   (5,118)
 Net realized gain (loss) on investments..........   4,713,980    1,509,170     1,565       --           (4,771)
 Net change in unrealized appreciation
   (depreciation) of investments..................   2,977,021    4,224,544    10,253        2          (25,475)
                                                   -----------  -----------  --------   ------       ----------

 Net Increase (decrease) in net assets resulting
   from operations................................   7,267,390    5,552,846     9,223        2          (35,364)
                                                   -----------  -----------  --------   ------       ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............   9,727,027    6,593,424   392,947    1,276        1,468,258
 Transfers from Separate Account No. 49...........          --    4,226,860        --       --          607,351
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....   1,561,875    5,064,940   241,761       --               --
 Redemptions for contract benefits and
   terminations...................................    (724,198)    (227,943)  (22,184)      --          (29,787)
 Contract maintenance charges.....................      (2,513)      (1,127)       --       --               (5)
                                                   -----------  -----------  --------   ------       ----------

 Net increase (decrease) in net assets resulting
   from contractowner transactions................  10,562,191   15,656,154   612,524    1,276        2,045,817
                                                   -----------  -----------  --------   ------       ----------

 Net increase (decrease) in amount retained by
   AXA Equitable in Separate Account No. 70.......          --           --       400       --               99
                                                   -----------  -----------  --------   ------       ----------

NET INCREASE (DECREASE) IN NET ASSETS.............  17,829,581   21,209,000   622,147    1,278        2,010,552
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.........  22,376,080    1,167,080     1,278       --               --
                                                   -----------  -----------  --------   ------       ----------

NET ASSETS -- END OF YEAR OR PERIOD............... $40,205,661  $22,376,080  $623,425   $1,278       $2,010,552
                                                   ===========  ===========  ========   ======       ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued...........................................          --           --        72       --              246
 Redeemed.........................................          --           --       (12)      --              (37)
                                                   -----------  -----------  --------   ------       ----------
 Net Increase (Decrease)..........................          --           --        60       --              209
                                                   ===========  ===========  ========   ======       ==========

UNIT ACTIVITY COMMON SHARES
 Issued...........................................         623          698        --       --               --
 Transferred from Separate Account No. 49.........          --          278        --       --               --
 Redeemed.........................................        (265)        (167)       --       --               --
                                                   -----------  -----------  --------   ------       ----------
 Net Increase (Decrease)..........................         358          809        --       --               --
                                                   ===========  ===========  ========   ======       ==========

-----------
The accompanying notes are an integral part of these financial statements.
(a)Units from the Accumulator 11 and Retirement Cornerstone Series were transferred from Separate Account No. 49 into Separate Account No. 70 on January 1, 2013.
(c)Units were made available on November 18, 2013.
(e)Units were made available for sale on June 13, 2014.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                   QS LEGG MASON DYNAMIC
                                                      MULTI-STRATEGY       SEI VP BALANCED     SEI VP CONSERVATIVE
                                                     VIT PORTFOLIO(E)      STRATEGY FUND(C)     STRATEGY FUND(C)
                                                   --------------------- -------------------  --------------------
                                                           2014             2014       2013      2014       2013
                                                   --------------------- ----------  -------  ----------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).....................       $  6,505        $   39,910  $   (12) $   44,059  $   (210)
 Net realized gain (loss) on investments..........             91             6,995       --       9,567        --
 Net change in unrealized appreciation
   (depreciation) of investments..................         (4,172)          (42,075)     222     (29,697)    1,696
                                                         --------        ----------  -------  ----------  --------

 Net Increase (decrease) in net assets resulting
   from operations................................          2,424             4,830      210      23,929     1,486
                                                         --------        ----------  -------  ----------  --------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............        550,466         1,813,199   22,339   4,082,464   322,987
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....        151,945           461,032       --     897,650        --
 Redemptions for contract benefits and
   terminations...................................             --           (25,740)      --    (239,844)       --
 Contract maintenance charges.....................             --                --       --          --        --
                                                         --------        ----------  -------  ----------  --------

 Net increase (decrease) in net assets resulting
   from contractowner transactions................        702,411         2,248,491   22,339   4,740,270   322,987
                                                         --------        ----------  -------  ----------  --------

 Net increase (decrease) in amount retained by
   AXA Equitable in Separate Account No. 70.......             24                (5)       5         140        10
                                                         --------        ----------  -------  ----------  --------

NET INCREASE (DECREASE) IN NET ASSETS.............        704,859         2,253,316   22,554   4,764,339   324,483
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.........             --            22,554       --     324,483        --
                                                         --------        ----------  -------  ----------  --------

NET ASSETS -- END OF YEAR OR PERIOD...............       $704,859        $2,275,870  $22,554  $5,088,822  $324,483
                                                         ========        ==========  =======  ==========  ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS II
 Issued...........................................             87                --       --          --        --
 Redeemed.........................................            (17)               --       --          --        --
                                                         --------        ----------  -------  ----------  --------
 Net Increase (Decrease)..........................             70                --       --          --        --
                                                         ========        ==========  =======  ==========  ========

UNIT ACTIVITY CLASS III
 Issued...........................................             --               238        3         496        32
 Redeemed.........................................             --               (20)      --         (27)       --
                                                         --------        ----------  -------  ----------  --------
 Net Increase (Decrease)..........................             --               218        3         469        32
                                                         ========        ==========  =======  ==========  ========

-----------
The accompanying notes are an integral part of these financial statements.
(c)Units were made available on November 18, 2013.
(e)Units were made available for sale on June 13, 2014.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                                                      SEI VP MARKET        SEI VP MODERATE
                                                             SEI VP MARKET GROWTH     PLUS STRATEGY           STRATEGY
                                                               STRATEGY FUND(C)          FUND(C)               FUND(C)
                                                             --------------------  -------------------  --------------------
                                                                2014       2013       2014      2013       2014       2013
                                                             ----------  --------  ---------  --------  ----------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)............................... $   87,033  $   (257) $  17,222  $    (73) $   85,678  $   (312)
 Net realized gain (loss) on investments....................     15,234        --     20,057         1       8,260        --
 Net change in unrealized appreciation (depreciation) of
   investments..............................................    (42,941)    2,859    (12,329)    3,083     (45,107)    2,175
                                                             ----------  --------  ---------  --------  ----------  --------

 Net Increase (decrease) in net assets resulting from
   operations...............................................     59,326     2,602     24,950     3,011      48,831     1,863
                                                             ----------  --------  ---------  --------  ----------  --------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners......................  3,987,457   447,078    372,360   103,237   2,177,847   336,438
 Transfers between Variable Investment Options including
   guaranteed interest account, net.........................    435,385        --    531,959   202,394   1,720,819        --
 Redemptions for contract benefits and terminations.........    (21,727)       --   (246,195)       --     (63,259)       --
                                                             ----------  --------  ---------  --------  ----------  --------

 Net increase (decrease) in net assets resulting from
   contractowner transactions...............................  4,401,115   447,078    658,124   305,631   3,835,407   336,438
                                                             ----------  --------  ---------  --------  ----------  --------

 Net increase (decrease) in amount retained by AXA
   Equitable in Separate Account No. 70.....................        675        25        474        26         (26)       25
                                                             ----------  --------  ---------  --------  ----------  --------

NET INCREASE (DECREASE) IN NET ASSETS.......................  4,461,116   449,705    683,548   308,668   3,884,212   338,326
NET ASSETS -- BEGINNING OF YEAR OR PERIOD...................    449,705        --    308,668        --     338,326        --
                                                             ----------  --------  ---------  --------  ----------  --------

NET ASSETS -- END OF YEAR OR PERIOD......................... $4,910,821  $449,705  $ 992,216  $308,668  $4,222,538  $338,326
                                                             ==========  ========  =========  ========  ==========  ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS III
 Issued.....................................................        459        45        104        30         377        34
 Redeemed...................................................        (29)       --        (40)       --          (4)       --
                                                             ----------  --------  ---------  --------  ----------  --------
 Net Increase (Decrease)....................................        430        45         64        30         373        34
                                                             ==========  ========  =========  ========  ==========  ========

-----------
The accompanying notes are an integral part of these financial statements.
(c)Units were made available on November 18, 2013.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                                                                           TEMPLETON
                                                   T. ROWE PRICE EQUITY     T. ROWE PRICE HEALTH      DEVELOPING MARKETS
                                                   INCOME PORTFOLIO-II(C) SCIENCES PORTFOLIO-II(A)        VIP FUND(A)
                                                   --------------------   ------------------------  ----------------------
                                                      2014        2013        2014         2013        2014        2013
                                                   ----------   --------  -----------  -----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..................... $    4,011   $    200  $  (755,630) $  (388,871) $    3,893  $   30,217
 Net realized gain (loss) on investments..........      2,735         21    8,795,318    3,023,071    (218,605)    (88,054)
 Net change in unrealized appreciation
   (depreciation) of investments..................     37,801      2,852    6,257,655    7,363,795    (677,703)   (116,959)
                                                   ----------   --------  -----------  -----------  ----------  ----------

 Net Increase (decrease) in net assets resulting
   from operations................................     44,547      3,073   14,297,343    9,997,995    (892,415)   (174,796)
                                                   ----------   --------  -----------  -----------  ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............  1,416,809    117,102   19,436,256    9,585,915   1,790,424   2,044,652
 Transfers from Separate Account No. 49...........         --         --           --   10,684,272          --   5,134,989
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....    264,201         --    4,876,333    5,429,687    (836,182)  1,113,960
 Redemptions for contract benefits and
   terminations...................................    (61,637)      (845)  (1,849,361)    (547,385)   (363,508)   (281,908)
 Contract maintenance charges.....................         --         --       (5,211)      (2,908)     (1,225)     (1,076)
                                                   ----------   --------  -----------  -----------  ----------  ----------

 Net increase (decrease) in net assets resulting
   from contractowner transactions................  1,619,373    116,257   22,458,017   25,149,581     589,509   8,010,617
                                                   ----------   --------  -----------  -----------  ----------  ----------

 Net increase (decrease) in amount retained by
   AXA Equitable in Separate Account No. 70.......         88          9        1,499          501          --          --
                                                   ----------   --------  -----------  -----------  ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS.............  1,664,008    119,339   36,756,859   35,148,077    (302,906)  7,835,821
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.........    119,339         --   39,243,567    4,095,490   8,512,430     676,609
                                                   ----------   --------  -----------  -----------  ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD............... $1,783,347   $119,339  $76,000,426  $39,243,567  $8,209,524  $8,512,430
                                                   ==========   ========  ===========  ===========  ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
 Issued...........................................         --         --           --           --         350         404
 Transferred from Separate Account No. 49.........         --         --           --           --          --         462
 Redeemed.........................................         --         --           --           --        (297)       (140)
                                                   ----------   --------  -----------  -----------  ----------  ----------
 Net Increase (Decrease)..........................         --         --           --           --          53         726
                                                   ==========   ========  ===========  ===========  ==========  ==========

UNIT ACTIVITY CLASS II
 Issued...........................................        161         12        1,402          907          --          --
 Transferred from Separate Account No. 49.........         --         --           --          635          --          --
 Redeemed.........................................         (9)        --         (354)        (206)         --          --
                                                   ----------   --------  -----------  -----------  ----------  ----------
 Net Increase (Decrease)..........................        152         12        1,048        1,336          --          --
                                                   ==========   ========  ===========  ===========  ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
(a)Units from the Accumulator 11 and Retirement Cornerstone Series were transferred from Separate Account No. 49 into Separate Account No. 70 on January 1, 2013.
(c)Units were made available on November 18, 2013.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                    TEMPLETON FOREIGN VIP        TEMPLETON GLOBAL          TEMPLETON GROWTH
                                                           FUND(A)               BOND VIP FUND(A)             VIP FUND(A)
                                                   -----------------------  --------------------------  ----------------------
                                                       2014        2013         2014          2013         2014        2013
                                                   -----------  ----------  ------------  ------------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..................... $    35,957  $   60,953  $  4,164,004  $  2,959,559  $   (1,454) $   20,420
 Net realized gain (loss) on investments..........     290,811     174,245      (705,909)      809,900     140,531      93,169
 Net change in unrealized appreciation
   (depreciation) of investments..................  (1,623,813)  1,179,537    (3,406,769)   (3,683,051)   (251,189)    352,370
                                                   -----------  ----------  ------------  ------------  ----------  ----------

 Net Increase (decrease) in net assets resulting
   from operations................................  (1,297,045)  1,414,735        51,326        86,408    (112,112)    465,959
                                                   -----------  ----------  ------------  ------------  ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............   2,443,189   2,131,872    34,694,857    28,534,608      58,785     207,890
 Transfers from Separate Account No. 49...........          --   5,073,783            --    60,042,912          --   1,183,469
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....    (146,571)     59,734     2,003,026     2,015,838     (36,643)    324,326
 Redemptions for contract benefits and
   terminations...................................    (298,269)   (264,043)   (4,723,992)   (3,066,729)    (82,441)    (58,549)
 Contract maintenance charges.....................      (1,142)     (1,019)      (13,660)      (11,259)       (332)       (289)
                                                   -----------  ----------  ------------  ------------  ----------  ----------

 Net increase (decrease) in net assets resulting
   from contractowner transactions................   1,997,207   7,000,327    31,960,231    87,515,370     (60,631)  1,656,847
                                                   -----------  ----------  ------------  ------------  ----------  ----------

 Net increase (decrease) in amount retained by
   AXA Equitable in Separate Account No. 70.......          --          --            --            --          --           2
                                                   -----------  ----------  ------------  ------------  ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS.............     700,162   8,415,062    32,011,557    87,601,778    (172,743)  2,122,808
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.........   8,934,163     519,101   101,754,195    14,152,417   2,317,002     194,194
                                                   -----------  ----------  ------------  ------------  ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD............... $ 9,634,325  $8,934,163  $133,765,752  $101,754,195  $2,144,259  $2,317,002
                                                   ===========  ==========  ============  ============  ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
 Issued...........................................         286         315         3,563         3,217          38          89
 Transferred from Separate Account No. 49.........          --         459            --         4,782          --         105
 Redeemed.........................................        (131)       (153)         (883)       (1,023)        (43)        (52)
                                                   -----------  ----------  ------------  ------------  ----------  ----------
 Net Increase (Decrease)..........................         155         621         2,680         6,976          (5)        142
                                                   ===========  ==========  ============  ============  ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
(a)Units from the Accumulator 11 and Retirement Cornerstone Series were transferred from Separate Account No. 49 into Separate Account No. 70 on January 1, 2013.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2014 AND 2013

                                                                                 VAN ECK VIP
                                                                                UNCONSTRAINED
                                                    VAN ECK VIP GLOBAL HARD   EMERGING MARKETS
                                                        ASSETS FUND(A)          BOND FUND(C)
                                                   ------------------------  ------------------
                                                       2014         2013       2014      2013
                                                   -----------  -----------  --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)..................... $  (511,123) $  (280,805) $   (757) $    (20)
 Net realized gain (loss) on investments..........    (773,722)      37,671     1,456        --
 Net change in unrealized appreciation
   (depreciation) of investments..................  (6,663,141)   2,773,917   (19,434)       37
                                                   -----------  -----------  --------  --------

 Net Increase (decrease) in net assets resulting
   from operations................................  (7,947,986)   2,530,783   (18,735)       17
                                                   -----------  -----------  --------  --------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners............   6,385,026    6,680,344   276,995    23,283
 Transfers from Separate Account No. 49...........          --   19,614,046        --        --
 Transfers between Variable Investment Options
   including guaranteed interest account, net.....    (225,017)  (1,580,988)   46,189        --
 Redemptions for contract benefits and
   terminations...................................  (1,198,691)    (838,690)   (7,331)       --
 Contract maintenance charges.....................      (5,242)      (4,455)       --        --
                                                   -----------  -----------  --------  --------

 Net increase (decrease) in net assets resulting
   from contractowner transactions................   4,956,076   23,870,257   315,853    23,283
                                                   -----------  -----------  --------  --------

 Net increase (decrease) in amount retained by
   AXA Equitable in Separate Account No. 70.......          --       10,000        45         4
                                                   -----------  -----------  --------  --------

NET INCREASE (DECREASE) IN NET ASSETS.............  (2,991,910)  26,411,040   297,163    23,304
NET ASSETS -- BEGINNING OF YEAR OR PERIOD.........  32,743,032    6,331,992    23,304        --
                                                   -----------  -----------  --------  --------

NET ASSETS -- END OF YEAR OR PERIOD............... $29,751,122  $32,743,032  $320,467  $ 23,304
                                                   ===========  ===========  ========  ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS S SHARES
 Issued...........................................         991          929        --        --
 Transferred from Separate Account No. 49.........          --        1,800        --        --
 Redeemed.........................................        (581)        (550)       --        --
                                                   -----------  -----------  --------  --------
 Net Increase (Decrease)..........................         410        2,179        --        --
                                                   ===========  ===========  ========  ========

UNIT ACTIVITY INITIAL CLASS
 Issued...........................................          --           --        40         2
 Transferred from Separate Account No. 49.........          --           --        --        --
 Redeemed.........................................          --           --        (9)       --
                                                   -----------  -----------  --------  --------
 Net Increase (Decrease)..........................          --           --        31         2
                                                   ===========  ===========  ========  ========

-----------
The accompanying notes are an integral part of these financial statements.
(a)Units from the Accumulator 11 and Retirement Cornerstone Series were transferred from Separate Account No. 49 into Separate Account No. 70 on January 1, 2013.
(c)Units were made available on November 18, 2013.
   The -- on the Changes in Units section may represent no units issued and units redeemed or units redeemed or units issued and units redeemed of less than 500.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2014

1. Organization

   AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account
   No. 70 ("the Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Account follows the investment company and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America ("GAAP"). The Account has Variable Investment Options, each of which invests in shares of a mutual fund portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), AllianceBernstein Variable Product Series Fund, Inc., American Century Variable Portfolios, Inc., American Funds Insurance Series, AXA Premier VIP Trust ("VIP"), BlackRock Variable Series Funds, Inc., Delaware Variable Insurance Product (VIP)/(R)/ Trust, Eaton Vance Variable Trust, EQ Advisors Trust ("EQAT"), Federated Insurance Series, Fidelity(R) Variable Insurance Products Fund, First Trust Variable Insurance Trust, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Guggenheim Variable Insurance Funds, Hartford, Ivy Funds Variable Insurance Portfolios, Janus Aspen Series, Lazard Retirement Series, Inc., Legg Mason Partners Variable Equity Trust, Lord Abbett Series Fund, Inc., MFS Variable Insurance Trusts, Neuberger Berman Advisers Management Trust, Northern Lights Variable Trust, PIMCO Variable Insurance Trust, ProFunds VP, Putnam Variable Trust, SEI Insurance Products Trust, T. Rowe Price Equity Series, Inc., and Van Eck VIP Trust, (collectively, "the Trusts"). The Trusts are open-ended investment management companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of the Trusts has separate investment objectives. These financial statements and notes are those of the Variable Investment Options of the Account.

   The Account consists of the following Variable Investment Options:
     AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
   .   Invesco V.I. American Franchise Fund
   .   Invesco V.I. Balanced-Risk Allocation Fund
   .   Invesco V.I. Diversified Dividend Fund
   .   Invesco V.I. Global Health Care Fund
   .   Invesco V.I. Global Real Estate Fund
   .   Invesco V.I. High Yield Fund
   .   Invesco V.I. International Growth Fund
   .   Invesco V.I. Mid Cap Core Equity Fund
   .   Invesco V.I. Small Cap Equity Fund

     ALLIANCEBERNSTEIN VARIABLE PRODUCT SERIES FUND, INC.*
   .   AllianceBernstein VPS Balanced Wealth Strategy Portfolio
   .   AllianceBernstein VPS Global Thematic Growth Portfolio
   .   AllianceBernstein VPS Growth and Income Portfolio
   .   AllianceBernstein VPS International Growth Portfolio
   .   AllianceBernstein VPS Real Estate Investment Portfolio
   .   AllianceBernstein VPS Small/Mid Cap Value Portfolio

     AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
   .   American Century VP Inflation Protection Fund
   .   American Century VP Large Company Value
   .   American Century VP Mid Cap Value Fund

     AMERICAN FUNDS INSURANCE SERIES(R)
   .   American Funds Insurance Series(R) Asset Allocation Fund/SM/
   .   American Funds Insurance Series(R) Bond Fund/SM/
   .   American Funds Insurance Series(R) Global Growth Fund/SM/
   .   American Funds Insurance Series(R) Global Small Capitalization Fund/SM/
   .   American Funds Insurance Series(R) Growth-Income Fund/SM/
   .   American Funds Insurance Series(R) International Growth and Income
       Fund/SM/
   .   American Funds Insurance Series(R) Managed Risk Asset Allocation Fund/SM/
   .   American Funds Insurance Series(R) New World Fund(R)

     AXA PREMIER VIP TRUST*
   .   AXA Aggressive Allocation
   .   AXA Moderate Allocation
   .   AXA Moderate-Plus Allocation
   .   Charter/SM/ Aggressive Growth
   .   Charter/SM/ Alternative 100 Conservative Plus
   .   Charter/SM/ Alternative 100 Growth
   .   Charter/SM/ Alternative 100 Moderate
   .   Charter/SM/ Conservative
   .   Charter/SM/ Equity
   .   Charter/SM/ Fixed Income
   .   Charter/SM/ Growth
   .   Charter/SM/ Income Strategies
   .   Charter/SM/ Interest Rate Strategies
   .   Charter/SM/ International Conservative
   .   Charter/SM/ International Growth
   .   Charter/SM/ International Moderate
   .   Charter/SM/ Moderate
   .   Charter/SM/ Moderate Growth
   .   Charter/sm/ Multi-Sector Bond/(1)/
   .   Charter/SM/ Real Assets
   .   Charter/sm/ Small Cap Growth/(2)/
   .   Charter/sm/ Small Cap Value/(3)/

     BLACKROCK VARIABLE SERIES FUNDS, INC.
   .   BlackRock Global Allocation V.I. Fund
   .   BlackRock Global Opportunities V.I. Fund
   .   BlackRock Large Cap Growth V.I. Fund

     DELAWARE VARIABLE INSURANCE PRODUCT (VIP)(R) TRUST
   .   Delaware VIP(R) Diversified Income Series
   .   Delaware VIP(R) Emerging Markets Series
   .   Delaware VIP(R) Limited-Term Diversified Income Series

     EATON VANCE VARIABLE TRUST
   .   Eaton Vance VT Floating-Rate Income Fund

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

1. Organization (Continued)


     EQ ADVISORS TRUST*
   .   All Asset Aggressive-Alt 25
   .   All Asset Aggressive-Alt 50
   .   All Asset Aggressive-Alt 75
   .   All Asset Growth-Alt 20
   .   All Asset Moderate Growth-Alt 15
   .   AXA 400 Managed Volatility/(4)/
   .   AXA 500 Managed Volatility/(5)/
   .   AXA 2000 Managed Volatility/(6)/
   .   AXA Aggressive Strategy
   .   AXA Balanced Strategy
   .   AXA Conservative Growth Strategy
   .   AXA Conservative Strategy
   .   AXA Global Equity Managed Volatility/(7)/
   .   AXA Growth Strategy
   .   AXA International Core Managed Volatility/(8)/
   .   AXA International Managed Volatility/(9)/
   .   AXA International Value Managed Volatility/(10)/
   .   AXA Large Cap Core Managed Volatility/(11)/
   .   AXA Large Cap Growth Managed Volatility/(12)/
   .   AXA Large Cap Value Managed Volatility/(13)/
   .   AXA Mid Cap Value Managed Volatility/(14)/
   .   AXA Moderate Growth Strategy
   .   AXA Smartbeta Equity
   .   AXA Ultra Conservative Strategy
   .   AXA/Franklin Balanced Managed Volatility/(15)/
   .   AXA/Franklin Small Cap Value Managed Volatility/(16)/
   .   AXA/Franklin Templeton Allocation Managed Volatility/(17)/
   .   AXA/Loomis Sayles Growth/(18)/
   .   AXA/Mutual Large Cap Equity Managed Volatility/(19)/
   .   AXA/Templeton Global Equity Managed Volatility/(20)/
   .   EQ/AllianceBernstein Dynamic Wealth Strategies
   .   EQ/AllianceBernstein Short Duration Government Bond
   .   EQ/AllianceBernstein Small Cap Growth
   .   EQ/BlackRock Basic Value Equity
   .   EQ/Boston Advisors Equity Income
   .   EQ/Calvert Socially Responsible
   .   EQ/Capital Guardian Research
   .   EQ/Common Stock Index
   .   EQ/Convertible Securities
   .   EQ/Core Bond Index
   .   EQ/Emerging Markets Equity PLUS
   .   EQ/Energy ETF
   .   EQ/Equity 500 Index
   .   EQ/GAMCO Mergers and Acquisitions
   .   EQ/GAMCO Small Company Value
   .   EQ/Global Bond PLUS
   .   EQ/High Yield Bond
   .   EQ/Intermediate Government Bond
   .   EQ/International Equity Index
   .   EQ/International ETF
   .   EQ/Invesco Comstock
   .   EQ/JPMorgan Value Opportunities
   .   EQ/Large Cap Growth Index
   .   EQ/Large Cap Value Index
   .   EQ/Low Volatility Global ETF
   .   EQ/MFS International Growth
   .   EQ/Mid Cap Index
   .   EQ/Money Market
   .   EQ/Morgan Stanley Mid Cap Growth
   .   EQ/Natural Resources PLUS
   .   EQ/Oppenheimer Global
   .   EQ/PIMCO Global Real Return
   .   EQ/PIMCO Ultra Short Bond
   .   EQ/Quality Bond PLUS
   .   EQ/Real Estate PLUS
   .   EQ/Small Company Index
   .   EQ/T. Rowe Price Growth Stock
   .   EQ/UBS Growth & Income
   .   EQ/Wells Fargo Omega Growth
   .   Multimanager Aggressive Equity
   .   Multimanager Core Bond
   .   Multimanager Mid Cap Growth
   .   Multimanager Mid Cap Value
   .   Multimanager Technology

     FEDERATED INSURANCE SERIES
   .   Federated High Income Bond Fund II
   .   Federated Kaufmann Fund II

     FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND
   .   Fidelity(R) VIP Asset Manager: Growth Portfolio
   .   Fidelity(R) VIP Contrafund(R) Portfolio
   .   Fidelity(R) VIP Freedom 2015 Portfolio
   .   Fidelity(R) VIP Freedom 2020 Portfolio
   .   Fidelity(R) VIP Freedom 2025 Portfolio
   .   Fidelity(R) VIP Freedom 2030 Portfolio
   .   Fidelity(R) VIP Mid Cap Portfolio
   .   Fidelity(R) VIP Strategic Income Portfolio

     FIRST TRUST VARIABLE INSURANCE TRUST
   .   First Trust Multi Income Allocation Portfolio
   .   First Trust/Dow Jones Dividend & Income Allocation Portfolio

     FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
   .   Franklin Founding Funds Allocation VIP Fund/(21)/
   .   Franklin Income VIP Fund/(22)/
   .   Franklin Mutual Shares VIP Fund/(23)/
   .   Franklin Rising Dividends VIP Fund/(24)/
   .   Franklin Strategic Income VIP Fund/(25)/
   .   Templeton Developing Markets VIP Fund/(26)/
   .   Templeton Foreign VIP Fund/(27)/
   .   Templeton Global Bond VIP Fund/(28)/
   .   Templeton Growth VIP Fund/(29)/

     GOLDMAN SACHS VARIABLE INSURANCE TRUST
   .   Goldman Sachs VIT Mid Cap Value Fund

     GUGGENHEIM VARIABLE INSURANCE FUNDS
   .   Guggenheim VT Global Managed Futures Strategy Fund
   .   Guggenheim VT Multi-Hedge Strategies Fund

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

1. Organization (Continued)


     HARTFORD
   .   Hartford Capital Appreciation HLS Fund
   .   Hartford Growth Opportunities HLS Fund

     IVY FUNDS VARIABLE INSURANCE PORTFOLIOS
   .   Ivy Funds VIP Asset Strategy
   .   Ivy Funds VIP Dividend Opportunities
   .   Ivy Funds VIP Energy
   .   Ivy Funds VIP Global Natural Resources
   .   Ivy Funds VIP High Income
   .   Ivy Funds VIP Micro Cap Growth
   .   Ivy Funds VIP Mid Cap Growth
   .   Ivy Funds VIP Science and Technology
   .   Ivy Funds VIP Small Cap Growth

     JANUS ASPEN SERIES
   .   Janus Aspen Series Balanced Portfolio
   .   Janus Aspen Series Flexible Bond Portfolio
   .   Janus Aspen Series Intech U.S. Low Volatility Portfolio

     LAZARD RETIREMENT SERIES, INC.
   .   Lazard Retirement Emerging Markets Equity Portfolio

     LEGG MASON PARTNERS VARIABLE EQUITY TRUST
   .   Clearbridge Variable Aggressive Growth Portfolio
   .   Clearbridge Variable Equity Income Portfolio
   .   QS Legg Mason Dynamic Multi-Strategy VIT Portfolio/(31)/

     LORD ABBETT SERIES FUND, INC.
   .   Lord Abbett Series Fund -- Bond Debenture Portfolio
   .   Lord Abbett Series Fund -- Classic Stock Portfolio
   .   Lord Abbett Series Fund -- Growth Opportunities Portfolio

     MFS(R) VARIABLE INSURANCE TRUSTS
   .   MFS(R) International Value Portfolio
   .   MFS(R) Investors Growth Stock Series
   .   MFS(R) Investors Trust Series
   .   MFS(R) Research Series
   .   MFS(R) Technology Portfolio
   .   MFS(R) Utilities Series
   .   MFS(R) Value Series

     NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
   .   Neuberger Berman Absolute Return Multi-Manager Portfolio
   .   Neuberger Berman International Equity Portfolio

     NORTHERN LIGHTS VARIABLE TRUST
   .   7Twelve/TM/ Balanced Portfolio

     PIMCO VARIABLE INSURANCE TRUST
   .   PIMCO CommodityRealReturn(R) Strategy Portfolio
   .   PIMCO Emerging Markets Bond Portfolio
   .   PIMCO Global Bond Portfolio (Unhedged)
   .   PIMCO Global Multi-Asset Managed Allocation Portfolio/(30)/
   .   PIMCO Real Return Portfolio
   .   PIMCO Total Return Portfolio

     PROFUNDS VP
   .   ProFund VP Bear
   .   ProFund VP Biotechnology

     PUTNAM VARIABLE TRUST
   .   Putnam VT Absolute Return 500 Fund
   .   Putnam VT Diversified Income Fund

     SEI INSURANCE PRODUCTS TRUST
   .   SEI VP Balanced Strategy Fund
   .   SEI VP Conservative Strategy Fund
   .   SEI VP Market Growth Strategy Fund
   .   SEI VP Market Plus Strategy Fund
   .   SEI VP Moderate Strategy Fund

     T. ROWE PRICE EQUITY SERIES, INC.
   .   T. Rowe Price Equity Income Portfolio-II
   .   T. Rowe Price Health Sciences Portfolio-II

     VAN ECK VIP TRUST
   .   Van Eck VIP Global Hard Assets Fund
   .   Van Eck VIP Unconstrained Emerging Markets Bond Fund

   * An affiliate of AXA Equitable providing advisory and other services to one or more Portfolios of this Trust, as further described in Note 5 of these financial statements.
   Note: Separate Account No. 70 also includes four Variable Investment Options that have not been offered to the public and for which the financial statements have not been included herein.

  (1)Formerly known as Multimanager Multi-Sector Bond.
  (2)Formerly known as Multimanager Small Cap Growth.
  (3)Formerly known as Multimanager Small Cap Value.
  (4)Formerly known as AXA Tactical Manager 400.
  (5)Formerly known as AXA Tactical Manager 500.
  (6)Formerly known as AXA Tactical Manager 2000.
  (7)Formerly known as EQ/Global Multi-Sector Equity.
  (8)Formerly known as EQ/International Core PLUS.
  (9)Formerly known as AXA Tactical Manager International.
 (10)Formerly known as EQ/International Value PLUS.
 (11)Formerly known as EQ/Large Cap Core PLUS.
 (12)Formerly known as EQ/Large Cap Growth PLUS.
 (13)Formerly known as EQ/Large Cap Value PLUS.
 (14)Formerly known as EQ/Mid Cap Value PLUS.
 (15)Formerly known as EQ/Franklin Core Balanced.
 (16)Formerly known as EQ/AXA Franklin Small Cap Value Core.

 (17)Formerly known as EQ/Franklin Templeton Allocation.
 (18)Formerly known as EQ/Montag & Caldwell Growth.
 (19)Formerly known as EQ/Mutual Large Cap Equity.
 (20)Formerly known as EQ/Templeton Global Equity.
 (21)Formerly known as Franklin Templeton VIP Founding Funds Allocation Fund.
 (22)Formerly known as Franklin Income Securities Fund.
 (23)Formerly known as Mutual Shares Securities Fund.
 (24)Formerly known as Franklin Rising Dividends Securities Fund.
 (25)Formerly known as Franklin Strategic Income Securities Fund.
 (26)Formerly known as Templeton Developing Markets Securities Fund.
 (27)Formerly known as Templeton Foreign Securities Fund.
 (28)Formerly known as Templeton Global Bond Securities Fund.
 (29)Formerly known as Templeton Growth Securities Fund.
 (30)Formerly known as PIMCO VIT Global Multi-Asset Portfolio.
 (31)Formerly known as Legg Mason Multi-Strategy VIT Portfolio.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

1. Organization (Concluded)


   The Account is used to fund benefits for variable annuities issued by AXA Equitable for the Accumulator and the Retirement Cornerstone Series (collectively, the "Contracts"). These annuities in the Accumulator Series, Investment Edge and Retirement Cornerstone Series are offered with the same Variable Investment Options for use as a nonqualified annuity for after-tax contributions only, or when used as an investment vehicle for certain qualified plans, an individual retirement annuity or a tax-shelter annuity. The Accumulator and Retirement Cornerstone Series of annuities are offered under group and individual variable annuity forms.

   Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Account are the property of AXA Equitable. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct.

   The amount retained by AXA Equitable in the Account arises primarily from
   (1) contributions from AXA Equitable, (2) mortality and expense risk charges, asset-based administration charges and distribution charges accumulated in the Account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets attributable to accumulation units. Amounts retained by AXA Equitable are not subject to charges for mortality and expense risks, asset-based administration charges and distribution charges. Amounts retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account ("General Account").

   Each of the Variable Investment Options of the Account bears indirect exposure to the market, credit, and liquidity risks of the Portfolio in which it invests. These financial statements and footnotes should be read in conjunction with the financial statements and footnotes of the Portfolios of the Trusts, which are distributed by AXA Equitable to the Contractowners of the Variable Investment Options of the Account.

   In the normal course of business, AXA Equitable on behalf of the Variable Investment Options may have agreements to indemnify another party under given circumstances. The maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the Variable Investment Options of the Account. Based on experience, the risk of material loss is expected to be remote.

2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with GAAP. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   INVESTMENTS:

   Investments are made in shares of the Portfolios and are valued at the reported net asset values per share of the respective Portfolios. The net asset value is determined by the Trusts using the fair value of the underlying assets of the Portfolio less liabilities.

   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME:

   Investment transactions are recorded on the trade date. Dividend income and distributions of net realized gains from the Portfolios are recorded and automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of investments in the Portfolios (determined on the identified cost basis) and (2) distributions of net realized gains on investment transactions of the Portfolios.

   DUE TO AND DUE FROM:

   Receivable/payable for policy-related transactions represent amounts due to/from AXA Equitable's General Account primarily related to premiums, surrenders, death benefits and amounts transferred among the various Portfolios by Contractowners. Receivable/payable for shares of the Portfolios sold/purchased represent unsettled trades.

   CONTRACT PAYMENTS AND TRANSFERS:

   Payments received from Contractowners represent participant contributions under the Contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by deductions and charges, including premium charges, as applicable, and state premium taxes. Contractowners may allocate amounts in their individual accounts to Variable Investment Options of the Account and/or to the guaranteed interest account of AXA Equitable's General Account, and/or fixed maturity options of Separate Account No. 46.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

2. Significant Accounting Policies (Concluded)


   Transfers between Variable Investment Options including the guaranteed interest account, net, are amounts that participants have directed to be moved among Portfolios, including permitted transfers to and from the guaranteed interest account and the fixed maturity options of Separate Account No. 46. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that Variable Investment Option. AXA Equitable is required by state insurance laws to set aside additional assets in AXA Equitable's General Account to provide for other policy benefits. AXA Equitable's General Account is subject to creditor rights.

   Redemptions for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them or applied to the purchase of annuities. Withdrawal charges, if any, are included in Redemptions for contract benefits and terminations to the extent that such charges apply to the contracts. Administrative charges, if any, are included in Contract maintenance charges to the extent that such charges apply to the Contracts.

   TAXES:

   The operations of the Account are included in the federal income tax return of AXA Equitable which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.

3. Fair Value Disclosures

   Under GAAP, fair value is the price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1 - Quoted prices for identical assets in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   Level 2 - Observable inputs other than Level 1 prices, such as quoted prices for similar assets quoted prices in markets that are not active, and inputs to model-derived valuations that are not directly observable or can be corroborated by observable market data.

   Level 3 - Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   All investments of each Variable Investment Option of the Account have been classified as Level 1. There were no transfers between Level 1, Level 2 and Level 3 during the year.

4. Purchases and Sales of Portfolios

   The cost of purchases and proceeds from sales of Portfolios for the year ended December 31, 2014 were as follows:

                                                           PURCHASES     SALES
                                                          ----------- -----------
7Twelve/TM/ Balanced Portfolio........................... $43,644,792 $10,489,734
All Asset Aggressive-Alt 25..............................   5,461,311     676,894
All Asset Aggressive-Alt 50..............................     428,325      22,657
All Asset Aggressive-Alt 75..............................     636,973      27,516
All Asset Growth-Alt 20..................................   4,673,183   1,780,053
All Asset Moderate Growth-Alt 15.........................   7,021,276     574,322
AllianceBernstein VPS Balanced Wealth Strategy Portfolio.   1,379,371   1,070,546
AllianceBernstein VPS Global Thematic Growth Portfolio...      18,000           8
AllianceBernstein VPS Growth and Income Portfolio........      10,558       5,658
AllianceBernstein VPS International Growth Portfolio.....   2,351,670     995,908
AllianceBernstein VPS Real Estate Investment Portfolio...     101,251         117
AllianceBernstein VPS Small/Mid Cap Value Portfolio......     143,402       1,029

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

4. Purchases and Sales of Portfolios (Continued)

                                                                               PURCHASES       SALES
                                                                             -------------- ------------
American Century VP Inflation Protection Fund............................... $    2,237,850 $    115,277
American Century VP Large Company Value.....................................        742,888      775,668
American Century VP Mid Cap Value Fund......................................     21,371,005    4,326,896
American Funds Insurance Series(R) Asset Allocation Fund/SM/................      7,645,143      274,563
American Funds Insurance Series(R) Bond Fund/SM/............................      9,409,186      507,689
American Funds Insurance Series(R) Global Growth Fund/SM/...................      1,442,412      148,726
American Funds Insurance Series(R) Global Small Capitalization Fund/SM/.....      6,128,016    1,061,059
American Funds Insurance Series(R) Growth-Income Fund/SM/...................      1,667,261      199,650
American Funds Insurance Series(R) International Growth and Income Fund/SM/.      2,084,333      419,863
American Funds Insurance Series(R) Managed Risk Asset Allocation Fund/SM/...      4,436,603    1,086,089
American Funds Insurance Series(R) New World Fund(R)........................     18,740,726    2,218,413
AXA 400 Managed Volatility..................................................      9,752,791   11,626,055
AXA 500 Managed Volatility..................................................     21,209,481   33,103,385
AXA 2000 Managed Volatility.................................................     11,956,836   10,701,529
AXA Aggressive Allocation...................................................      4,087,977    2,987,856
AXA Aggressive Strategy.....................................................    862,323,829   42,406,467
AXA Balanced Strategy.......................................................    682,443,575  130,137,169
AXA Conservative Growth Strategy............................................    315,329,012  103,176,878
AXA Conservative Strategy...................................................    224,872,493  120,803,066
AXA Global Equity Managed Volatility........................................      3,851,806    2,243,068
AXA Growth Strategy.........................................................  1,056,506,436   88,327,948
AXA International Core Managed Volatility...................................      2,552,700    2,209,888
AXA International Managed Volatility........................................     17,262,818   11,738,831
AXA International Value Managed Volatility..................................      1,241,674    1,018,665
AXA Large Cap Core Managed Volatility.......................................      2,163,406    1,517,383
AXA Large Cap Growth Managed Volatility.....................................      4,176,544    3,932,047
AXA Large Cap Value Managed Volatility......................................      4,624,443    2,214,058
AXA Mid Cap Value Managed Volatility........................................      7,506,487    5,036,897
AXA Moderate Allocation.....................................................     43,365,760   16,709,007
AXA Moderate Growth Strategy................................................  1,281,078,248  276,946,454
AXA Moderate-Plus Allocation................................................     12,695,015    5,501,563
AXA Smartbeta Equity........................................................        607,644        4,308
AXA Ultra Conservative Strategy.............................................      3,836,729    1,639,272
AXA/Franklin Balanced Managed Volatility....................................      2,818,474    1,331,736
AXA/Franklin Small Cap Value Managed Volatility.............................      2,946,292    2,917,472
AXA/Franklin Templeton Allocation Managed Volatility........................      5,081,363    1,650,309
AXA/Loomis Sayles Growth....................................................      8,181,332    2,667,918
AXA/Mutual Large Cap Equity Managed Volatility..............................        998,284      449,220
AXA/Templeton Global Equity Managed Volatility..............................      5,700,642    2,419,589
BlackRock Global Allocation V.I. Fund.......................................     38,643,009   12,621,440
BlackRock Global Opportunities V.I. Fund....................................      1,654,823      144,793
BlackRock Large Cap Growth V.I. Fund........................................     13,984,050    3,907,541
Charter/SM/ Aggressive Growth...............................................      3,556,118      485,117
Charter/SM/ Alternative 100 Conservative Plus...............................      3,408,718    1,552,132
Charter/SM/ Alternative 100 Growth..........................................      2,181,345      161,068
Charter/SM/ Alternative 100 Moderate........................................      4,018,804      294,982
Charter/SM/ Conservative....................................................     10,559,093    1,468,202
Charter/SM/ Equity..........................................................      1,503,644      290,382
Charter/SM/ Fixed Income....................................................      1,761,758      572,028
Charter/SM/ Growth..........................................................     13,627,042    5,000,073
Charter/SM/ Income Strategies...............................................      3,117,955      429,687
Charter/SM/ Interest Rate Strategies........................................      6,476,959    1,792,715
Charter/SM/ International Conservative......................................        663,806       98,352
Charter/SM/ International Growth............................................        961,133      223,186

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

4. Purchases and Sales of Portfolios (Continued)

                                                         PURCHASES      SALES
                                                        ------------ ------------
Charter/SM/ International Moderate..................... $  1,123,351 $    146,046
Charter/SM/ Moderate...................................   14,583,441    1,059,206
Charter/SM/ Moderate Growth............................    9,579,790    1,090,628
Charter/SM/ Multi-Sector Bond..........................      287,938      377,541
Charter/SM/ Real Assets................................    1,305,737      291,331
Charter/SM/ Small Cap Growth...........................    2,378,573    1,015,691
Charter/SM/ Small Cap Value............................    5,167,250    3,855,935
ClearBridge Variable Aggressive Growth Portfolio.......   11,947,446      342,603
ClearBridge Variable Equity Income Portfolio...........    3,162,951      180,118
Delaware VIP(R) Diversified Income Series..............    6,050,997      139,498
Delaware VIP(R) Emerging Markets Series................      655,580      108,450
Delaware VIP(R) Limited-Term Diversified Income Series.    5,703,787    1,386,575
Eaton Vance VT Floating-Rate Income Fund...............    7,703,522    2,204,180
EQ/AllianceBernstein Dynamic Wealth Strategies.........  752,042,984   97,250,173
EQ/AllianceBernstein Short Duration Government Bond....      560,361      227,377
EQ/AllianceBernstein Small Cap Growth..................   20,079,127    8,506,086
EQ/BlackRock Basic Value Equity........................   37,938,700    9,073,826
EQ/Boston Advisors Equity Income.......................   10,138,900    6,589,242
EQ/Calvert Socially Responsible........................      554,342      129,146
EQ/Capital Guardian Research...........................    4,597,852    3,008,461
EQ/Common Stock Index..................................   10,618,036    2,496,162
EQ/Convertible Securities..............................    3,012,458      126,272
EQ/Core Bond Index.....................................   39,871,544   37,107,956
EQ/Emerging Markets Equity PLUS........................    3,100,883    1,063,424
EQ/Energy ETF..........................................      910,068       37,045
EQ/Equity 500 Index....................................   56,718,537    9,665,715
EQ/GAMCO Mergers and Acquisitions......................    5,635,302    2,028,481
EQ/GAMCO Small Company Value...........................   64,061,596   16,025,143
EQ/Global Bond PLUS....................................    3,031,999    2,459,436
EQ/High Yield Bond.....................................    7,308,025    1,195,927
EQ/Intermediate Government Bond........................   22,245,707   22,655,012
EQ/International Equity Index..........................   16,554,105    2,172,203
EQ/International ETF...................................    2,877,696      631,461
EQ/Invesco Comstock....................................    9,395,457    6,986,632
EQ/JPMorgan Value Opportunities........................    1,781,680    1,387,947
EQ/Large Cap Growth Index..............................   13,245,099    2,376,492
EQ/Large Cap Value Index...............................   12,479,024    4,310,904
EQ/Low Volatility Global ETF...........................      873,816       31,487
EQ/MFS International Growth............................    9,667,095    3,625,588
EQ/Mid Cap Index.......................................   22,479,763    3,994,034
EQ/Money Market........................................  219,053,003  187,307,693
EQ/Morgan Stanley Mid Cap Growth.......................   25,431,726   13,056,420
EQ/Natural Resources PLUS..............................    1,942,681      538,532
EQ/Oppenheimer Global..................................   18,149,203    5,730,720
EQ/Pimco Global Real Return............................    3,893,699      747,255
EQ/Pimco Ultra Short Bond..............................   11,534,148   10,046,217
EQ/Quality Bond PLUS...................................    4,314,046    2,173,676
EQ/Real Estate PLUS....................................    5,729,654    1,475,331
EQ/Small Company Index.................................   16,046,788    7,798,150
EQ/T. Rowe Price Growth Stock..........................   34,296,182   11,531,509
EQ/UBS Growth & Income.................................    1,101,722      957,647
EQ/Wells Fargo Omega Growth............................   39,103,922   11,106,566
Federated High Income Bond Fund II.....................    5,494,147      169,394
Federated Kaufmann Fund II.............................      739,695        6,159

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

4. Purchases and Sales of Portfolios (Continued)

                                                               PURCHASES     SALES
                                                              ----------- -----------
Fidelity(R) VIP Asset Manager: Growth Portfolio.............. $   171,690 $   450,810
Fidelity(R) VIP Contrafund(R) Portfolio......................  36,720,668   9,818,769
Fidelity(R) VIP Freedom 2015 Portfolio.......................      73,990     167,877
Fidelity(R) VIP Freedom 2020 Portfolio.......................      39,550      94,577
Fidelity(R) VIP Freedom 2025 Portfolio.......................      96,188     100,413
Fidelity(R) VIP Freedom 2030 Portfolio.......................     286,844      69,999
Fidelity(R) VIP Mid Cap Portfolio............................  18,682,609   4,626,163
Fidelity(R) VIP Strategic Income Portfolio...................  26,904,237   7,520,775
First Trust Multi Income Allocation Portfolio................     686,248     129,720
First Trust/Dow Jones Dividend & Income Allocation Portfolio.   6,743,958   1,349,763
Franklin Founding Funds Allocation VIP Fund..................  14,739,711   4,160,917
Franklin Income VIP Fund.....................................  44,872,709   6,672,802
Franklin Mutual Shares VIP Fund..............................   3,877,141   1,767,603
Franklin Rising Dividends VIP Fund...........................  24,656,539   4,313,521
Franklin Strategic Income VIP Fund...........................  26,659,403   5,717,158
Goldman Sachs VIT Mid Cap Value Fund.........................  16,572,574   4,116,758
Guggenheim VT Global Managed Futures Strategy Fund...........     608,039     128,574
Guggenheim VT Multi-Hedge Strategies Fund....................     116,150     106,607
Hartford Capital Appreciation HLS Fund.......................   1,794,496      32,959
Hartford Growth Opportunities HLS Fund.......................   1,652,227      71,320
Invesco V.I. American Franchise Fund.........................     621,967   1,221,434
Invesco V.I. Balanced-Risk Allocation Fund...................   2,654,019     116,018
Invesco V.I. Diversified Dividend Fund.......................   7,572,717   2,842,168
Invesco V.I. Global Health Care Fund.........................   1,976,730     932,499
Invesco V.I. Global Real Estate Fund.........................  20,309,602   4,769,066
Invesco V.I. High Yield Fund.................................  16,592,887   3,644,373
Invesco V.I. International Growth Fund.......................  14,484,455   4,417,568
Invesco V.I. Mid Cap Core Equity Fund........................   4,283,940   1,225,491
Invesco V.I. Small Cap Equity Fund...........................   6,662,367   4,212,652
Ivy Funds VIP Asset Strategy.................................  32,469,515   9,750,122
Ivy Funds VIP Dividend Opportunities.........................   4,537,902   2,170,837
Ivy Funds VIP Energy.........................................  19,276,405   5,514,758
Ivy Funds VIP Global Natural Resources.......................   3,835,821   2,776,050
Ivy Funds VIP High Income....................................  49,123,304  13,436,934
Ivy Funds VIP Micro Cap Growth...............................   2,658,587     995,365
Ivy Funds VIP Mid Cap Growth.................................  14,343,015   5,194,889
Ivy Funds VIP Science and Technology.........................  25,449,292   8,338,879
Ivy Funds VIP Small Cap Growth...............................   7,504,944   2,889,606
Janus Aspen Series Balanced Portfolio........................   4,298,836      64,345
Janus Aspen Series Flexible Bond Portfolio...................   3,403,219     247,603
Janus Aspen Intech U.S. Low Volatility Portfolio.............   1,407,229      39,310
Lazard Retirement Emerging Markets Equity Portfolio..........  25,373,817  12,047,644
Lord Abbett Series Fund -- Bond Debenture Portfolio..........  25,354,920   4,470,421
Lord Abbett Series Fund -- Classic Stock Portfolio...........   2,051,917     945,203
Lord Abbett Series Fund -- Growth Opportunities Portfolio....   1,924,418     550,232
MFS(R) International Value Portfolio.........................  41,270,988   7,457,128
MFS(R) Investors Growth Stock Series.........................   5,390,693     784,133
MFS(R) Investors Trust Series................................   3,129,616   1,156,345
MFS(R) Research Series.......................................     824,043      36,764
MFS(R) Technology Portfolio..................................   6,656,248   2,704,847
MFS(R) Utilities Series......................................  23,575,499   4,865,291
MFS(R) Value Series..........................................   3,299,419   1,007,292
Multimanager Aggressive Equity...............................   3,416,300   2,241,203
Multimanager Core Bond.......................................  26,587,418  18,707,997

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

4. Purchases and Sales of Portfolios (Concluded)

                                                           PURCHASES     SALES
                                                          ----------- -----------
Multimanager Mid Cap Growth.............................. $ 5,270,581 $ 1,559,977
Multimanager Mid Cap Value...............................   2,620,775   1,074,216
Multimanager Technology..................................   3,896,230   2,113,954
Neuberger Berman Absolute Return Multi-Manager Portfolio.     657,094      30,257
Neuberger Berman International Equity Portfolio..........     826,417      45,579
PIMCO CommodityRealReturn(R) Strategy Portfolio..........   7,115,024   3,283,635
PIMCO Emerging Markets Bond Portfolio....................   7,803,124   4,568,972
PIMCO Global Bond Portfolio (Unhedged)...................     592,526      37,038
PIMCO Global Multi-Asset Managed Allocation Portfolio....     142,968      32,722
PIMCO Real Return Portfolio..............................  17,038,444  14,877,742
PIMCO Total Return Portfolio.............................  38,442,915  27,495,161
ProFund VP Bear..........................................   1,769,840   1,790,944
ProFund VP Biotechnology.................................  19,901,614   7,745,112
Putnam VT Absolute Return 500 Fund.......................     738,040     127,089
Putnam VT Diversified Income Fund........................   2,406,003     365,305
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio.......     879,709     170,794
SEI VP Balanced Strategy Fund............................   2,507,668     218,039
SEI VP Conservative Strategy Fund........................   5,102,531     316,875
SEI VP Market Growth Strategy Fund.......................   4,830,394     336,873
SEI VP Market Plus Strategy Fund.........................   1,101,952     423,654
SEI VP Moderate Strategy Fund............................   3,997,835      71,238
T. Rowe Price Equity Income Portfolio-II.................   1,722,379      98,997
T. Rowe Price Health Sciences Portfolio-II...............  36,602,911   9,485,200
Templeton Developing Markets VIP Fund....................   3,834,701   3,241,299
Templeton Foreign VIP Fund...............................   3,882,996   1,849,832
Templeton Global Bond VIP Fund...........................  48,935,039  12,810,804
Templeton Growth VIP Fund................................     580,153     642,238
Van Eck VIP Global Hard Assets Fund......................  11,185,507   6,740,554
Van Eck VIP Unconstrained Emerging Markets Bond Fund.....     415,258      98,212

5. Expenses and Related Party Transactions

   The assets in each Variable Investment Option are invested in shares of a corresponding Portfolio of the Trusts. Shares are offered by the Portfolios at net asset value. Shares in which the Variable Investment Options invest are categorized by the share class of the Portfolio. All share classes issued by EQAT and VIP are subject to fees for investment management and advisory services and other Portfolio expenses and are subject to distribution fees imposed under a distribution plan (herein the "Rule 12b-1 Plans") approved by EQAT and VIP Trusts' Board of Trustees and adopted by the applicable Trust. The Rule 12b-1 Plans provide that the EQAT and VIP Trusts, on behalf of each related Portfolio, may charge a maximum annual distribution and/or service (12b-1) fee of 0.25% of the average daily net assets of a Portfolio attributable to its Class A or Class B shares in respect of activities primarily intended to result in the sale of the respective shares. The class-specific expenses attributable to the investment in each share class of the Portfolios in which the Variable Investment Option invest are borne by the specific unit classes of the Variable Investment Options to which the investments are attributable. These fees and expenses are reflected in the net asset value of the shares of the Portfolios and the total returns of the Variable Investment Options, but are not included in the expenses or expense ratios of the Variable Investment Options.

   AXA Equitable and its affiliates serve as investment managers of the Portfolios of EQAT and VIP. Each investment manager receives management fees for services performed in their capacity as investment manager of the Portfolios. Investment managers either oversee the activities of the investment advisors with respect to the Portfolios and are responsible for retaining and discontinuing the services of those advisors or directly managing the Portfolios. Expenses of the Portfolios of EQAT and VIP generally vary, depending on net asset levels for individual Portfolios, and range from a low annual rate of 0.09% to a high of 1.37% of the average daily net assets of the Portfolios of EQAT and VIP. AXA Equitable, as investment manager of EQAT and VIP, pays expenses for providing investment advisory services to the respective Portfolios, including the fees to the advisors of each Portfolio. In addition, AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("Distributors"), affiliates of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above. These fees and expenses are reflected in the net asset value of the shares of the Portfolios and the total returns of the Variable Investment Options, but are not included in the expenses or expense ratios of the Variable Investment Options.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

5. Expenses and Related Party Transactions (Concluded)


   AXA Equitable, AXA Advisors or Distributors may directly or indirectly receive 12b-1 fees and additional payments from certain unaffiliated Portfolios, their advisers, sub-advisers, distributors or affiliates, for providing certain administrative, marketing, distribution and/or shareholder support services in connection with the Variable Investment Options' investment in the Portfolios. These fees and payments range from 0.20% to 0.60% of the unaffiliated Portfolios' average daily net assets. AXA Advisors or Distributors may also receive payments from the advisers or sub-advisers of the unaffiliated Portfolios or their affiliates for certain distribution services, including expenses for sales meetings or seminar sponsorships that may relate to the policies and/or the advisers' respective Portfolios.

   AllianceBernstein L.P. ("AllianceBernstein") serves as an investment advisor for a number of Portfolios in EQAT and VIP, including the EQ/AllianceBernstein Dynamic Wealth Strategies, EQ/AllianceBernstein Short Duration Government Bond, EQ/AllianceBerstein Small Cap Growth, EQ/Common Stock Index, EQ/Equity 500 Index, EQ/International Equity Index, EQ/Large Cap Growth Index, and EQ/Small Company Index; as well as a portion of EQ/Emerging Markets Equity PLUS, EQ/Natural Resources, EQ/Quality Bond PLUS, EQ/Real Estate PLUS, Multimanager Aggressive Equity and Multimanager Mid Cap Growth. AllianceBernstein is a limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent to AXA Equitable).

   AXA Advisors and AXA Distributors are distributors and principal underwriters of the Contracts and the Account. They are both registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority ("FINRA").

   The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network LLC, or its subsidiaries ("AXA Network") (affiliates of AXA Equitable). AXA Network receives commissions under its General Sales Agreement with AXA Equitable and its Networking Agreement with AXA Advisors. AXA Advisors receives service-related payments under its Supervisory and Distribution Agreement with AXA Equitable. The financial professionals are compensated on a commission basis by AXA Network. The Contracts are also sold through licensed insurance agencies (both affiliated and unaffiliated with AXA Equitable) and their affiliated broker-dealers (who are registered with the SEC and members of the FINRA) that have entered into selling agreements with Distributors. The licensed insurance agents who sell AXA Equitable policies for these companies are appointed as agents of AXA Equitable and are registered representatives of the broker-dealers under contract with Distributors.

6. Reorganizations

   In 2014, several fund reorganizations occurred within EQAT and VIP. The corresponding reorganizations occurred within the Variable Investment Options of the Account. The purpose of the reorganizations was to combine or substitute, via tax free exchanges, two Variable Investment Options managed by AXA Equitable with comparable investment objectives.

   In June 2014, pursuant to a Plan of Reorganization and Termination, mergers were approved by shareholders, whereby, certain Portfolios of EQ Advisors Trust and AXA Premier VIP Trust (the "Removed Portfolios") exchanged substantially all of their assets and liabilities for equivalent interests in certain other Portfolios of EQ Advisors Trust and AXA Premier VIP Trust ( the "Surviving Portfolios"). Correspondingly, the Variable Investment Options that invested in the Removed Portfolios (the "Removed Investment Options") were replaced with the Variable Investment Options that invest in the Surviving Portfolios (the "Surviving Investment Options"). The shares in the Removed Investment Options were replaced with either Class A or Class B shares in the Surviving Investment Options within the same product and with similar contract charge applicable to each policy holder. For accounting purposes reorganizations which occurred in 2014 were treated as mergers.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

6. Reorganizations (Continued)


----------------------------------------------------------------------------------------------
                            REMOVED PORTFOLIO                 SURVIVING PORTFOLIO
----------------------------------------------------------------------------------------------
 JUNE 13, 2014              EQ/DAVIS NEW YORK VENTURE         EQ/INVESCO COMSTOCK
                            EQ/LORD ABBETT LARGE CAP CORE
----------------------------------------------------------------------------------------------
                            EQ/DAVIS NEW YORK VENTURE
Shares -- Class A              1,325,445
Value -- Class A            $      13.87
Net Assets Before Merger    $ 18,378,274
Net Assets After Merger     $         --
Shares -- Class B                312,055
Value -- Class B            $      13.86
Net Assets Before Merger    $  4,325,586
Net Assets After Merger     $         --
Unrealized Gain             $  4,473,179

                            EQ/LORD ABBETT LARGE CAP CORE
Shares -- Class A                                               1,610,090
Value -- Class A                                              $     14.81
Net Assets Before Merger                                      $ 5,461,185
Net Assets After Merger     $         --                      $23,839,459
Shares -- Class B                127,414                          622,605
Value -- Class B            $      12.96                            14.82
Net Assets Before Merger    $  1,651,457                        3,248,997
Net Assets After Merger     $         --                      $ 9,226,040
Unrealized Gain             $     21,265
----------------------------------------------------------------------------------------------
 JUNE 13, 2014              MULTIMANAGER INTERNATIONAL EQUITY AXA INTERNATIONAL CORE MANAGED
                                                              VOLATILITY
----------------------------------------------------------------------------------------------
Shares -- Class A                                                 194,695
Value -- Class A                                              $     10.79
Net Assets Before Merger                                      $ 1,097,300
Net Assets After Merger     $         --                      $ 2,101,440
Shares -- Class B                408,217                          770,401
Value -- Class B            $      12.18                      $     10.81
Net Assets Before Merger    $  4,973,944                      $ 4,355,453
Net Assets After Merger     $         --                      $ 8,325,257
Unrealized Gain             $    739,356
----------------------------------------------------------------------------------------------
 JUNE 13, 2014              MULTIMANAGER LARGE CAP VALUE      AXA LARGE CAP VALUE MANAGED
                                                              VOLATILITY
----------------------------------------------------------------------------------------------
Shares -- Class A                                                 195,543
Value -- Class A                                              $     15.21
Net Assets Before Merger                                      $ 1,356,988
Net Assets After Merger     $         --                      $ 2,973,266
Shares -- Class B                580,607                          810,737
Value -- Class B            $      14.18                      $     15.17
Net Assets Before Merger    $  8,230,514                      $ 5,684,603
Net Assets After Merger     $         --                      $12,298,839
Unrealized Gain             $  1,683,171
----------------------------------------------------------------------------------------------
 JUNE 20, 2014              EQ/EQUITY GROWTH PLUS             AXA LARGE CAP GROWTH MANAGED
                                                              VOLATILITY
----------------------------------------------------------------------------------------------
Shares -- Class B                309,165                          607,429
Value -- Class B            $      21.71                      $     25.54
Net Assets Before Merger    $  6,712,640                      $ 8,803,729
Net Assets After Merger     $         --                      $15,516,369
Unrealized Gain             $  1,457,208

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

6. Reorganizations (Continued)

-------------------------------------------------------------------------------------------
 JUNE 20, 2014              MULTIMANAGER LARGE CAP CORE EQUITY AXA LARGE CAP CORE MANAGED
                                                               VOLATILITY
-------------------------------------------------------------------------------------------
Shares -- Class B              229,932                            783,100
Value -- Class B            $    15.08                         $     9.21
Net Assets Before Merger    $3,467,955                         $3,748,576
Net Assets After Merger     $       --                         $7,216,531
Unrealized Gain             $  797,367

   On January 1, 2013 Separate Account No. 70 participated in a reorganization in which certain new and existing Variable Investment Options of Separate Account No. 70 received assets and liabilities attributable to the units of the Variable Investment Options of Separate Account No. 49, associated with the Contracts of the Retirement Cornerstone Series, Retirement Cornerstone 11 Series, and Accumulator 11 Series ("Transferred Contract Units"). In this reorganization, the assets and liabilities, attributable to Transferred Contract Units were received by the corresponding existing and new Variable Investment Options of Separate, Account No. 70 in exchange for units of such Variable Investment Options of the same unit class with an equivalent aggregate net unit value.

   The units and the aggregate value of the units issued by the Variable Investment Option of Separate Account No. 70 in connection with the reorganization were as follows:

                                                                                 ACCUMULATED UNIT VALUE
                                                                                TRANSFERRED TO SEPARATE
                                                                      UNITS   ACCOUNT NO. 49 FROM SEPARATE
FUND                                                      SHARE CLASS (000S)     ACCOUNT NO. 70 (000S)
----                                                      ----------- ------- ----------------------------
All Asset Growth-Alt 20..................................     A           430          $    5,228
AllianceBernstein VPS Balanced Wealth Strategy Portfolio.     B           263               3,080
AllianceBernstein VPS International Growth Portfolio.....     B           455               4,810
American Century VP Large Company Value..................  Class II       128               1,609
American Century VP Mid Cap Value Fund...................  Class II       700               9,642
AXA 400 Managed Volatility...............................     B         4,831              63,469
AXA 500 Managed Volatility...............................     B        12,549             152,429
AXA 2000 Managed Volatility..............................     B         5,328              69,819
AXA Aggressive Allocation................................     A         1,252              14,751
AXA Balanced Strategy....................................     B        63,621             744,243
AXA Conservative Growth Strategy.........................     B        34,074             389,730
AXA Conservative Strategy................................     B        24,526             269,970
AXA Global Equity Managed Volatility.....................     A           345               3,856
AXA Global Equity Managed Volatility.....................     B           223               4,731
AXA Growth Strategy......................................     B        26,085             339,000
AXA International Core Managed Volatility................     A           250               2,555
AXA International Core Managed Volatility................     B           236               3,137
AXA International Value Managed Volatility...............     B        11,384             111,588
AXA Mid Cap Value Managed Volatility.....................     A            57                 764
AXA Mid Cap Value Managed Volatility.....................     B           196               3,077
AXA Moderate Allocation..................................     A         3,113              35,344
AXA Moderate Growth Strategy.............................     B       178,809           2,092,361
AXA Moderate-PLUS Allocation.............................     A         2,787              32,275
AXA Ultra Conservative Strategy..........................     B            19                 193
AXA/Franklin Balanced Managed Volatility.................     A           133               1,638
AXA/Franklin Balanced Managed Volatility.................     B           306               3,289
AXA/Franklin Small Cap Value Managed Volatility..........     A           163               2,174
AXA/Franklin Small Cap Value Managed Volatility..........     B           494               4,999
AXA/Franklin Templeton Allocation Managed Volatility.....     A           100               1,186
AXA/Franklin Templeton Allocation Managed Volatility.....     B           383               3,320
AXA/Loomis Sayles Growth.................................     A           664               8,237
AXA/Loomis Sayles Growth.................................     B           132               1,571
AXA/Mutual Large Cap Equity Managed Volatility...........     A            85               1,023
AXA/Mutual Large Cap Equity Managed Volatility...........     B           101                 954
AXA/Templeton Global Equity Managed Volatility...........     A           157               1,810
AXA/Templeton Global Equity Managed Volatility...........     B           753               6,868

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

6. Reorganizations (Continued)

                                                                           ACCUMULATED UNIT VALUE
                                                                          TRANSFERRED TO SEPARATE
                                                                 UNITS  ACCOUNT NO. 49 FROM SEPARATE
FUND                                               SHARE CLASS   (000S)    ACCOUNT NO. 70 (000S)
----                                             --------------- ------ ----------------------------
BlackRock Global Allocation V.I. Fund...........    Class III     3,309           $ 37,203
BlackRock Large Cap Growth V.I. Fund............    Class III       490              6,031
Charter/SM/ Multi-Sector Bond...................        B           186              2,430
Charter/SM/ Small Cap Growth....................        B           693              4,130
Charter/SM/ Small Cap Value.....................        B           302              4,320
EQ/AllianceBernstein Dynamic Wealth Strategies..        B        33,559            338,570
EQ/AllianceBernstein Small Cap Growth...........        A           408              6,446
EQ/AllianceBernstein Small Cap Growth...........        B           367              6,970
AXA International Value Managed Volatility......        A           371              3,701
AXA Large Cap Core Managed Volatility...........        B           138              1,627
AXA Large Cap Value Managed Volatility..........        A           126              1,541
AXA Large Cap Value Managed Volatility..........        B           237              2,760
AXA Large Growth Managed Volatility.............        A           147              1,825
AXA Large Growth Managed Volatility.............        B           388              5,822
EQ/BlackRock Basic Value Equity.................        A         2,719             33,524
EQ/Boston Advisors Equity Income................        A           438              5,808
EQ/Boston Advisors Equity Income................        B           840              3,486
EQ/Calvert Socially Responsible.................        B            63                655
EQ/Capital Guardian Research....................        A           146              2,072
EQ/Capital Guardian Research....................        B           242              3,368
EQ/Common Stock Index...........................        A           223              2,984
EQ/Core Bond Index..............................        B        26,138            285,770
EQ/Equity 500 Index.............................        A         1,409             18,589
EQ/GAMCO Mergers and Acquisitions...............        A           440              5,037
EQ/GAMCO Small Company Value....................        A         3,452             53,045
EQ/Global Bond PLUS.............................        A           420              4,579
EQ/Global Bond PLUS.............................        B           369              4,578
EQ/Intermediate Government Bond.................        B        12,015            128,831
EQ/International Equity Index...................        A           244              2,520
EQ/International ETF............................        A           301              3,191
EQ/Invesco Comstock.............................        A           185              2,431
EQ/Invesco Comstock.............................        B            97              1,119
EQ/JPMorgan Value Opportunities.................        A           293              3,572
EQ/JPMorgan Value Opportunities.................        B            98              1,311
EQ/Large Cap Growth Index.......................        A           408              5,559
EQ/Large Cap Value Index........................        A           195              2,562
EQ/MFS International Growth.....................        A           454              5,464
EQ/MFS International Growth.....................        B           449              4,978
EQ/Mid Cap Index................................        A           368              5,341
EQ/Money Market.................................        A         2,080             19,879
EQ/Money Market.................................        B         1,258             19,160
EQ/Morgan Stanley Mid Cap Growth................        A         1,342             17,512
EQ/Morgan Stanley Mid Cap Growth................        B           590              9,649
EQ/Oppenheimer Global...........................        A           849             10,538
EQ/Oppenheimer Global...........................        B           287              3,199
EQ/PIMCO Ultra Short Bond.......................        A         1,581             15,507
EQ/PIMCO Ultra Short Bond.......................        B           127              1,248
EQ/Quality Bond PLUS............................        B         1,489             18,634
EQ/Small Company Index..........................        A           309              4,462
EQ/T. Rowe Price Growth Stock...................        A         1,130             15,272
EQ/T. Rowe Price Growth Stock...................        B           734              8,074
EQ/UBS Growth & Income..........................        B           675              2,751
EQ/Wells Fargo Omega Growth.....................        B         2,020             23,148
Fidelity(R) VIP Asset Manager: Growth Portfolio. Service Class 2     78                956
Fidelity(R) VIP Contrafund(R) Portfolio......... Service Class 2  2,364             30,979

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

6. Reorganizations (Continued)

                                                                                   ACCUMULATED UNIT VALUE
                                                                                  TRANSFERRED TO SEPARATE
                                                                         UNITS  ACCOUNT NO. 49 FROM SEPARATE
FUND                                                       SHARE CLASS   (000S)    ACCOUNT NO. 70 (000S)
----                                                     --------------- ------ ----------------------------
Fidelity(R) VIP Freedom 2015 Portfolio.................. Service Class 2    70            $   745
Fidelity(R) VIP Freedom 2020 Portfolio.................. Service Class 2    65                686
Fidelity(R) VIP Freedom 2025 Portfolio.................. Service Class 2    34                359
Fidelity(R) VIP Freedom 2030 Portfolio.................. Service Class 2    31                322
Fidelity(R) VIP Mid Cap Portfolio....................... Service Class 2   994             12,706
Fidelity(R) VIP Strategic Income Portfolio.............. Service Class 2 2,015             24,497
Franklin Founding Funds Allocation VIP Fund.............     Class 2       158              1,847
Franklin Income VIP Fund................................     Class 2       795              9,657
Franklin Mutual Shares VIP Fund.........................     Class 2       593              6,989
Franklin Strategic Income VIP Fund......................     Class 2     1,359             16,934
Goldman Sachs VIT Mid Cap Value Fund.................... Service Shares    597              8,246
Guggenheim VT Global Managed Futures Strategy Fund......  Common Shares     82                646
Guggenheim VT Multi-Hedge Strategies Fund...............  Common Shares     60                565
Invesco V.I. Diversified Dividend Fund..................    Series II      179              2,187
Invesco V.I. Global Real Estate Fund....................    Series II    1,830             25,034
Invesco V.I. High Yield Fund............................    Series II      401              4,476
Invesco V.I. International Growth Fund..................    Series II    1,047             12,414
Invesco V.I. Mid Cap Core Equity Fund...................    Series II      278              3,258
Invesco V.I. Small Cap Equity Fund......................    Series II      219              3,223
Invesco V.I. American Franchise Fund....................    Series II       27                367
Ivy Funds VIP Asset Strategy............................  Common Shares  1,025             10,827
Ivy Funds VIP Dividend Opportunities....................  Common Shares    736              8,977
Ivy Funds VIP Energy....................................  Common Shares    885              9,829
Ivy Funds VIP Global Natural Resources..................  Common Shares    915              8,488
Ivy Funds VIP High Income...............................  Common Shares  2,440             34,445
Ivy Funds VIP Mid Cap Growth............................  Common Shares    988             14,646
Ivy Funds VIP Science And Technology....................  Common Shares    759             10,482
Ivy Funds VIP Small Cap Growth..........................  Common Shares    490              6,004
Lazard Retirement Emerging Markets Equity Portfolio..... Service Shares  3,427             41,109
Lord Abbett Series Fund--Bond Debenture Portfolio.......    VC Shares      210              2,338
Lord Abbett Series Fund--Classic Stock Portfolio........    VC Shares      157              1,553
Lord Abbett Series Fund--Growth Opportunities Portfolio.    VC Shares      118              1,105
MFS(R) International Value Portfolio....................  Service Class  1,708             20,430
MFS(R) Investors Growth Stock Series....................  Service Class    309              4,049
MFS(R) Investors Trust Series...........................  Service Class    286              3,637
MFS(R) Technology Portfolio.............................  Service Class    351              4,792
MFS(R) Utilities Series.................................  Service Class    652              8,997
Multimanager Aggressive Equity..........................        B          302              4,626
Multimanager Core Bond..................................        B        4,216             58,877
Multimanager Mid Cap Growth.............................        B          336              4,630
Multimanager Mid Cap Value..............................        B          226              3,490
Multimanager Technology.................................        B          385              5,150
PIMCO CommodityRealReturn(R) Strategy Portfolio.........  Advisor Class  1,225             14,964
PIMCO Emerging Markets Bond Portfolio...................  Advisor Class  1,069             14,404
PIMCO Real Return Portfolio.............................  Advisor Class  4,008             50,076
PIMCO Total Return Portfolio............................  Advisor Class  6,826             79,789
Profund VP Bear.........................................  Common ShareS    123                709
Profund VP Biotechnology................................  Common Shares    278              4,227

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

6. Reorganizations (Concluded)

                                                                     ACCUMULATED UNIT VALUE
                                                                    TRANSFERRED TO SEPARATE
                                                           UNITS  ACCOUNT NO. 49 FROM SEPARATE
FUND                                         SHARE CLASS   (000S)    ACCOUNT NO. 70 (000S)
----                                        -------------- ------ ----------------------------
T. Rowe Price Health Sciences Portfolio-II.    Class II      635            $ 10,684
Templeton Developing Markets VIP Fund......    Class 2       462               5,098
Templeton Foreign VIP Fund.................    Class 2       459               5,072
Templeton Global Bond VIP Fund.............    Class 2     4,782              60,048
Templeton Growth VIP Fund..................    Class 2       105               1,182
Van Eck VIP Global Hard Assets Fund........ Class S Shares 1,800              19,612

7. Contractowner Charges

   Charges are made directly against the net assets of the Account and are reflected daily in the computation of the unit values of the Contracts. These charges are reflected as "Asset-based Charges" in the Statement of Operations. Under the Contracts, AXA Equitable charges the account for the following:

                                                        ASSET-BASED                 CURRENT   MAXIMUM
                                         MORTALITY AND ADMINISTRATION DISTRIBUTION AGGREGATE AGGREGATE
                                         EXPENSE RISKS     CHARGE        CHARGE     CHARGE    CHARGE
                                         ------------- -------------- ------------ --------- ---------

Accumulator 11.0 -- Series B............     0.80%          0.30%         0.20%      1.30%     1.30%

Accumulator 11.0 -- Series CP...........     0.95%          0.35%         0.25%      1.55%     1.55%

Accumulator 11.0 -- Series L............     1.10%          0.30%         0.25%      1.65%     1.65%

Accumulator 11.0 -- Series C............     1.10%          0.25%         0.35%      1.70%     1.70%

Accumulator 13.0 -- Series B............     0.80%          0.30%         0.20%      1.30%     1.30%

Accumulator 13.0 -- Series CP...........     1.05%          0.35%         0.25%      1.65%     1.65%

Accumulator 13.0 -- Series L............     1.10%          0.35%         0.25%      1.70%     1.70%

Investment Edge.........................     0.70%          0.30%         0.20%      1.20%     1.20%

Investment Edge ADV.....................     0.20%          0.10%         0.00%      0.30%     0.30%

Investment Edge Select..................     0.75%          0.30%         0.20%      1.25%     1.25%

Retirement Cornerstone Series CP........     0.95%          0.35%         0.25%      1.55%     1.55%

Retirement Cornerstone Series B.........     0.80%          0.30%         0.20%      1.30%     1.30%

Retirement Cornerstone Series L.........     1.10%          0.30%         0.25%      1.65%     1.65%

Retirement Cornerstone Series C.........     1.10%          0.25%         0.35%      1.70%     1.70%

Retirement Cornerstone 11 -- Series B...     0.80%          0.30%         0.20%      1.30%     1.30%

Retirement Cornerstone 11 -- Series CP..     0.95%          0.35%         0.25%      1.55%     1.55%

Retirement Cornerstone 11 -- Series C...     1.10%          0.25%         0.35%      1.70%     1.70%

Retirement Cornerstone 11 -- Series L...     1.10%          0.30%         0.25%      1.65%     1.65%

Retirement Cornerstone 11 -- Series ADV.     0.35%          0.20%         0.10%      0.65%     0.65%

Retirement Cornerstone 12 -- Series B...     0.80%          0.30%         0.20%      1.30%     1.30%

Retirement Cornerstone 12 -- Series C...     1.10%          0.25%         0.35%      1.70%     1.70%

Retirement Cornerstone 12 -- Series CP..     0.95%          0.35%         0.25%      1.55%     1.55%

Retirement Cornerstone 12 -- Series L...     1.10%          0.30%         0.25%      1.65%     1.65%

Retirement Cornerstone 12 -- Series ADV.     0.35%          0.20%         0.10%      0.65%     0.65%

Retirement Cornerstone 13 -- Series B...     0.80%          0.30%         0.20%      1.30%     1.30%

Retirement Cornerstone 13 -- Series CP..     1.05%          0.35%         0.25%      1.65%     1.65%

Retirement Cornerstone 13 -- Series L...     1.10%          0.35%         0.25%      1.70%     1.70%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

7. Contractowner Charges (Continued)


   Included as part of "Contract Maintenance Charges" in the Statements of Changes in Net Assets are certain administrative charges which are deducted from the Contractowners account value as a redemption of units.

   The table below lists the fees charged by the Variable Investment Option assessed as a redemption of units. The range presented represents the fees that are actually assessed. Actual amounts may vary or may be zero depending on the Contract or a Contractowner's account value. These charges are reflected as part of "Contractowners Transactions" in the Statement of Changes in Net Assets.

                                                 WHEN CHARGE
                CHARGES                          IS DEDUCTED                  AMOUNT DEDUCTED                HOW DEDUCTED
                 -------                         -----------                  ---------------                 ------------

Charges for state premium and other       At time of transaction     Varies by state                     Applied to an annuity
applicable taxes                                                                                         payout option

Annual Administrative charge              Annually on each contract  Depending on account value, in      Unit liquidation from
                                          date anniversary.          Years 1 to 2 lesser of $30 or 2%    account value
                                                                     of account value, thereafter $30

Withdrawal charge                         At time of transaction     LOW - 0%                            Unit liquidation from
                                                                                                         account value

                                                                     HIGH - 8% in contract years 1 and
                                                                     2. The charge declines 1% each
                                                                     contract year until it reaches 0%
                                                                     in contract year 10.

                                                                     *  Note - Depending on the
                                                                        contract and/or certain
                                                                        elections made under the
                                                                        contract, the withdrawal charge
                                                                        may or may not apply.

Charge for each additional transfer in    At time of transaction     Maximum Charge $35                  Unit liquidation from
excess of 12 transfers per contract year                             Current Charge $0                   account value

Special service charges

Express mail charge                       At time of transaction     Current and Maximum Charge: $35     Unit liquidation from
                                                                                                         account value

Wire transfer charge                      At time of transaction     Current and Maximum Charge: $90     Unit liquidation from
                                                                                                         account value

Duplicate contract charge                 At time of transaction     Current and Maximum Charge: $35     Unit liquidation from
                                                                                                         account value

Check preparation charge                  At time of transaction     Maximum Charge: $85. Current        Unit liquidation from
                                                                     charge: $0.                         account value

Charge for third party transfer or        At time of transaction     Maximum Charge: $125. Current       Unit liquidation from
exchange                                                             charge: $65.                        account value

Guaranteed Minimum Income Benefit                                    Current charge: 1.05%. Maximum      Unit liquidation from
                                                                     charge 2.00%. AXA Equitable has     account value
                                                                     the discretion to change the
                                                                     current fee after the first two
                                                                     contract years but it will never
                                                                     exceed the maximum fee.

Guaranteed Minimum Death Benefit
Options:

Highest Anniversary Value Death           Annually on each contract  0.35% of the Annual ratchet to age  Unit liquidation from
Benefit                                   date anniversary           80 benefit base                     account value

Guaranteed Minimum Death Benefit          Annually on each contract  Current charge: 1.05%. Maximum      Unit liquidation from
                                          anniversary                charge 2.00%. AXA Equitable has     account value
                                                                     the discretion to change the
                                                                     current fee after the first two
                                                                     contract years but it will never
                                                                     exceed the maximum fee.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

7. Contractowner Charges  (Concluded)

                                               WHEN CHARGE
               CHARGES                         IS DEDUCTED                   AMOUNT DEDUCTED                HOW DEDUCTED
                -------                         -----------                  ---------------                 ------------

Greater of death benefit                Annually on each contract   Current Charge 0.90%. Maximum       Unit liquidation from
                                        date anniversary            charge can be increased to 1.05%    account value
                                                                    if the roll-up benefit base to age
                                                                    85 resets

                                        Annually on each contract   Current Charge 0.95%. Maximum       Unit liquidation from
                                        date anniversary            charge can be increased to 1.10%    account value
                                                                    if the roll-up benefit base to age
                                                                    85 resets

Greater of GMDB I                       Annually on each contract   GMBD I election: 1.10% (max 1.25%)  Unit liquidation from
                                        date anniversary                                                account value

Greater of GMBD II                      Annually on each contract   GMBD II election: 1.25% (max 1.40%) Unit liquidation from
                                        date anniversary                                                account value

Greater of GMIB I                       Annually on each contract   GMIB I election: 1.15% (max 1.30%)  Unit liquidation from
                                        date anniversary                                                account value

Greater of GMIB II                      Annually on each contract   GMIB II election: 1.15% (max 1.45%) Unit liquidation from
                                        date anniversary                                                account value

Guaranteed Income Benefit Charge        Annually on each contract   Current Charge 0.90%. Maximum       Unit liquidation from
                                        date anniversary            charge can be increased to 1.20%    account value
                                                                    if the GIB benefit base resets.

                                        Annually on each contract   Current Charge 0.95%. Maximum       Unit liquidation from
                                        date anniversary            charge can be increased to 1.25%    account value
                                                                    if the GIB benefit base resets

Return of Principal Death Benefit       Annually on each contract   No Charge
Charge                                  date anniversary

Highest Anniversary Value Death         Annually on each contract   0.25% -- Current Charge (Maximum    Unit liquidation from
Benefit Charger                         date anniversary            0.25%)                              account value

Annual Ratchet Death Benefit Charge     Annually on each contract   0.25% -- Current Charge (Maximum    Unit liquidation from
                                        date anniversary            0.25%)                              account value

Earnings Enhancement Benefit            Annually on each contract   0.35%                               Unit liquidation from
                                        date anniversary for which                                      account value
                                        the benefit is in effect.

Guaranteed Withdrawal Benefit for Life  Annually on each contract   GMIB I Conversion: Current charge   Unit liquidation from
                                        date anniversary for which  1.10%. Maximum charge can be be     account value
                                        the benefit is in effect.   increased to 1.40%, if the GMIB is
                                                                    reset or if the GWBL benefit
                                                                    ratchets after conversion

                                                                    GMIB II Conversion: Current charge
                                                                    1.25%. Maximum charge can be be
                                                                    increased to 1.55%, if the GMIB II
                                                                    is reset or if the GWBL benefit
                                                                    ratchets after conversion.

8. Financial Highlights

   The ranges for the total return ratios and unit values correspond to the product groupings that produced the lowest and highest expense ratios. Due to the timing of the introduction of new products into the Account, contract charges and related unit values and total returns may fall outside of the ranges presented in the financial highlights.

                                                                          YEARS ENDED DECEMBER 31,
                                                   ---------------------------------------------------------------------
                                                              UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                   UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                   ---------- ----------------- ----------------- -------------- ---------
7TWELVE/TM/ BALANCED PORTFOLIO
      Unit Value 1.20% to 1.70%*
2014  Lowest contract charge 1.20% Common Shares     $ 9.80            --                 --             --        (1.51)%
      Highest contract charge 1.70% Common Shares    $10.86            --                 --             --        (1.99)%
      All contract charges                               --         8,243            $88,452           0.33%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                                 YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------------------------------------
                                                                     UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                          UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                          ---------- ----------------- ----------------- -------------- ---------
7TWELVE/TM/ BALANCED PORTFOLIO (CONTINUED)
   2013  Lowest contract charge 1.20% Common Shares (h)     $ 9.95            --                 --             --         0.40%
         Highest contract charge 1.70% Common Shares        $11.08            --                 --             --         6.13%
         All contract charges                                   --         5,107            $56,709           0.36%
   2012  Lowest contract charge 1.30% Common Shares (e)     $10.47            --                 --             --         4.70%
         Highest contract charge 1.70% Common Shares (e)    $10.44            --                 --             --         4.50%
         All contract charges                                   --         1,723            $18,028           0.00%
ALL ASSET AGGRESSIVE-ALT 25
         Unit Value 1.20% to 1.70%*
   2014  Lowest contract charge 1.20% Class B               $10.18            --                 --             --         1.09%
         Highest contract charge 1.70% Class B              $11.14            --                 --             --         0.54%
         All contract charges                                   --           630            $ 6,908           2.11%
   2013  Lowest contract charge 1.25% Class B (h)           $10.07            --                 --             --         1.41%
         Highest contract charge 1.70% Class B (f)          $11.08            --                 --             --        10.58%
         All contract charges                                   --           202            $ 2,239           2.74%
ALL ASSET AGGRESSIVE-ALT 50
         Unit Value 1.20% to 1.25%*
   2014  Lowest contract charge 1.20% Class B               $ 9.97            --                 --             --         0.40%
         Highest contract charge 1.25% Class B              $ 9.96            --                 --             --         0.30%
         All contract charges                                   --            30            $   299           2.86%
   2013  Lowest contract charge 1.20% Class B (h)           $ 9.93            --                 --             --         0.51%
         Highest contract charge 1.20% Class B (f)          $ 9.93            --                 --             --         0.51%
         All contract charges                                   --             2            $    18           2.77%
ALL ASSET AGGRESSIVE-ALT 75
         Unit Value 1.20% to 1.25%*
   2014  Lowest contract charge 1.20% Class B               $ 9.72            --                 --             --        (0.92)%
         Highest contract charge 1.25% Class B              $ 9.72            --                 --             --        (0.92)%
         All contract charges                                   --            48            $   458           3.28%
   2013  Lowest contract charge 1.25% Class B (h)           $ 9.81            --                 --             --        (0.20)%
         Highest contract charge 1.25% Class B (h)          $ 9.81            --                 --             --        (0.20)%
         All contract charges                                   --             2            $    15           2.82%
ALL ASSET GROWTH-ALT 20
         Unit Value 1.30% to 1.70%*
   2014  Lowest contract charge 1.30% Class A               $13.91            --                 --             --         1.02%
         Highest contract charge 1.70% Class A              $13.63            --                 --             --         0.66%
         All contract charges                                   --           907            $12,546           1.58%
2013(t)  Lowest contract charge 1.30% Class A               $13.77            --                 --             --        12.68%
         Highest contract charge 1.70% Class A              $13.54            --                 --             --        12.18%
         All contract charges                                   --           721            $ 9,868           1.63%
2012(r)  Lowest contract charge 1.30% Class A (e)           $12.22            --                 --             --         2.35%
         Highest contract charge 1.70% Class A (e)          $12.07            --                 --             --         2.12%
         All contract charges                                   --            81            $   976           2.74%
2012(s)  Lowest contract charge 1.30% Class A               $12.22            --                 --             --        10.49%
         Highest contract charge 1.70% Class A              $12.07            --                 --             --        10.13%
         All contract charges                                   --           429            $ 5,229           1.59%
2011(s)  Lowest contract charge 1.30% Class A               $11.06            --                 --             --        (4.49)%
         Highest contract charge 1.70% Class A              $10.96            --                 --             --        (4.94)%
         All contract charges                                   --           365            $ 4,020           2.31%
2010(s)  Lowest contract charge 1.30% Class A               $11.58            --                 --             --        13.75%
         Highest contract charge 1.70% Class A              $11.53            --                 --             --        13.37%
         All contract charges                                   --           150            $ 1,728           3.84%
ALL ASSET MODERATE GROWTH-ALT 15
         Unit Value 1.30% to 1.70%*
   2014  Lowest contract charge 1.30% Class B               $10.78            --                 --             --         1.13%
         Highest contract charge 1.70% Class B              $10.70            --                 --             --         0.75%
         All contract charges                                   --           830            $ 8,927           2.56%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                                 YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------------------------------------
                                                                     UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                          UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                          ---------- ----------------- ----------------- -------------- ---------
ALL ASSET MODERATE GROWTH-ALT 15 (CONTINUED)
   2013     Lowest contract charge 1.30% Class B (f)        $10.66           --                 --              --         6.39%
            Highest contract charge 1.70% Class B (f)       $10.62           --                 --              --         5.99%
            All contract charges                                --          245             $2,610            2.73%
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO
            Unit Value 1.30% to 1.70%*
   2014     Lowest contract charge 1.30% Class B            $14.29           --                 --              --         5.70%
            Highest contract charge 1.70% Class B           $14.00           --                 --              --         5.34%
            All contract charges                                --          359             $5,097            2.41%
2013(t)     Lowest contract charge 1.30% Class B            $13.52           --                 --              --        14.77%
            Highest contract charge 1.70% Class B           $13.29           --                 --              --        14.27%
            All contract charges                                --          398             $5,366            2.25%
2012(r)     Lowest contract charge 1.30% Class B (e)        $11.78           --                 --              --         3.33%
            Highest contract charge 1.70% Class B (e)       $11.63           --                 --              --         3.01%
            All contract charges                                --          119             $1,407            1.43%
2012(s)     Lowest contract charge 1.30% Class B            $11.78           --                 --              --        11.87%
            Highest contract charge 1.70% Class B           $11.63           --                 --              --        11.40%
            All contract charges                                --          263             $3,080            2.04%
2011(s)     Lowest contract charge 1.30% Class B            $10.53           --                 --              --        (4.27)%
            Highest contract charge 1.70% Class B           $10.44           --                 --              --        (4.66)%
            All contract charges                                --          209             $2,189            2.01%
2010(s)     Lowest contract charge 1.30% Class B            $11.00           --                 --              --         8.80%
            Highest contract charge 1.70% Class B           $10.95           --                 --              --         8.42%
            All contract charges                                --          184             $2,018            1.04%
ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO
            Unit Value 1.20% to 1.25%*
   2014     Lowest contract charge 1.20% Class B (q)        $ 9.70           --                 --              --        (0.72)%
            Highest contract charge 1.25% Class B (q)       $ 9.70           --                 --              --        (0.72)%
            All contract charges                                --            2             $   18            0.00%
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO
            Unit Value 1.20% to 1.25%*
   2014     Lowest contract charge 1.20% Class B (q)        $10.25           --                 --              --         3.02%
            Highest contract charge 1.25% Class B (q)       $10.24           --                 --              --         2.91%
            All contract charges                                --           --             $    5            0.00%
ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO
            Unit Value 0.65% to 1.70%*
   2014     Lowest contract charge 0.65% Class B            $10.30           --                 --              --        (2.09)%
            Highest contract charge 1.70% Class B           $11.30           --                 --              --        (3.09)%
            All contract charges                                --          759             $8,710            0.00%
2013(t)     Lowest contract charge 0.65% Class B            $10.52           --                 --              --        12.63%
            Highest contract charge 1.70% Class B           $11.66           --                 --              --        11.37%
            All contract charges                                --          637             $7,506            0.76%
2012(r)     Lowest contract charge 1.30% Class B (e)        $10.60           --                 --              --         1.73%
            Highest contract charge 1.65% Class B (e)       $10.49           --                 --              --         1.55%
            All contract charges                                --           54             $  570            1.05%
2012(s)     Lowest contract charge 0.65% Class B            $ 9.34           --                 --              --        14.46%
            Highest contract charge 1.70% Class B           $10.47           --                 --              --        13.31%
            All contract charges                                --          456             $4,810            1.50%
2011(s)     Lowest contract charge 0.65% Class B (b)        $ 8.16           --                 --              --       (17.16)%
            Highest contract charge 1.70% Class B           $ 9.24           --                 --              --       (17.50)%
            All contract charges                                --          393             $3,650            2.67%
2010(s)     Lowest contract charge 1.30% Class B            $11.25           --                 --              --        11.17%
            Highest contract charge 1.70% Class B           $11.20           --                 --              --        10.67%
            All contract charges                                --          144             $1,621            0.54%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                               YEARS ENDED DECEMBER 31,
                                                        ---------------------------------------------------------------------
                                                                   UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                        UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                        ---------- ----------------- ----------------- -------------- ---------
ALLIANCEBERNSTEIN VPS REAL ESTATE INVESTMENT PORTFOLIO
           Unit Value 1.20% to 1.25%*
   2014    Lowest contract charge 1.20% Class B (q)       $10.74            --                 --             --        11.99%
           Highest contract charge 1.25% Class B (q)      $10.74            --                 --             --        11.99%
           All contract charges                               --             9            $   104           0.00%
ALLIANCEBERNSTEIN VPS SMALL/MID CAP VALUE PORTFOLIO
           Unit Value 1.20% to 1.25%*
   2014    Lowest contract charge 1.20% Class B (q)       $10.06            --                 --             --         3.60%
           Highest contract charge 1.25% Class B (q)      $10.06            --                 --             --         3.60%
           All contract charges                               --            15            $   146           0.00%
AMERICAN CENTURY VP INFLATION PROTECTION FUND
           Unit Value 1.20% to 1.25%*
   2014    Lowest contract charge 1.20% Class II          $ 9.92            --                 --             --         2.06%
           Highest contract charge 1.25% Class II         $ 9.91            --                 --             --         1.95%
           All contract charges                               --           218            $ 2,169           1.51%
   2013    Lowest contract charge 1.20% Class II (h)      $ 9.72            --                 --             --        (2.02)%
           Highest contract charge 1.25% Class II (h)     $ 9.72            --                 --             --        (2.02)%
           All contract charges                               --             8            $    83           0.00%
AMERICAN CENTURY VP LARGE COMPANY VALUE
           Unit Value 1.30% to 1.70%*
   2014    Lowest contract charge 1.30% Class II          $18.19            --                 --             --        11.25%
           Highest contract charge 1.70% Class II         $17.82            --                 --             --        10.89%
           All contract charges                               --           143            $ 2,581           1.29%
2013(t)    Lowest contract charge 1.30% Class II          $16.35            --                 --             --        29.35%
           Highest contract charge 1.70% Class II         $16.07            --                 --             --        28.77%
           All contract charges                               --           144            $ 2,355           1.40%
2012(s)    Lowest contract charge 1.30% Class II          $12.64            --                 --             --        14.91%
           Highest contract charge 1.70% Class II         $12.48            --                 --             --        14.39%
           All contract charges                               --           127            $ 1,609           1.72%
2011(s)    Lowest contract charge 1.30% Class II          $11.00            --                 --             --        (0.45)%
           Highest contract charge 1.70% Class II         $10.91            --                 --             --        (0.82)%
           All contract charges                               --           108            $ 1,180           1.66%
2010(s)    Lowest contract charge 1.30% Class II          $11.05            --                 --             --         9.30%
           Highest contract charge 1.70% Class II         $11.00            --                 --             --         8.91%
           All contract charges                               --            35            $   385           1.67%
AMERICAN CENTURY VP MID CAP VALUE FUND
           Unit Value 0.65% to 1.70%*
   2014    Lowest contract charge 0.65% Class II          $17.99            --                 --             --        15.47%
           Highest contract charge 1.70% Class II         $19.96            --                 --             --        14.32%
           All contract charges                               --         2,544            $47,809           1.03%
2013(t)    Lowest contract charge 0.65% Class II          $15.58            --                 --             --        29.08%
           Highest contract charge 1.70% Class II         $17.46            --                 --             --        27.63%
           All contract charges                               --         1,571            $27,657           1.11%
2012(r)    Lowest contract charge 1.30% Class II (e)      $13.85            --                 --             --         5.64%
           Highest contract charge 1.70% Class II (e)     $13.68            --                 --             --         5.39%
           All contract charges                               --           185            $ 2,554           1.63%
2012(s)    Lowest contract charge 0.65% Class II          $12.07            --                 --             --        15.50%
           Highest contract charge 1.70% Class II         $13.68            --                 --             --        14.29%
           All contract charges                               --           701            $ 9,649           1.93%
2011(s)    Lowest contract charge 0.65% Class II (b)      $10.45            --                 --             --        (3.24)%
           Highest contract charge 1.70% Class II         $11.97            --                 --             --        (2.52)%
           All contract charges                               --           550            $ 6,610           1.36%
2010(s)    Lowest contract charge 1.30% Class II          $12.34            --                 --             --        17.41%
           Highest contract charge 1.70% Class II         $12.28            --                 --             --        16.95%
           All contract charges                               --           216            $ 2,654           3.23%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                                 YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------------------------------------
                                                                     UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                          UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                          ---------- ----------------- ----------------- -------------- ---------
AMERICAN FUNDS INSURANCE SERIES(R) ASSET ALLOCATION
FUND/SM/
      Unit Value 1.20% to 1.25%*
2014  Lowest contract charge 1.20% Class 4                  $10.67            --                 --             --         3.89%
      Highest contract charge 1.25% Class 4                 $10.67            --                 --             --         3.89%
      All contract charges                                      --           718            $ 7,663           3.06%
2013  Lowest contract charge 1.20% Class 4 (h)              $10.27            --                 --             --         2.09%
      Highest contract charge 1.25% Class 4 (h)             $10.27            --                 --             --         2.09%
      All contract charges                                      --            35            $   356           1.45%
AMERICAN FUNDS INSURANCE SERIES(R) BOND FUND/SM/
      Unit Value 0.65% to 1.70%*
2014  Lowest contract charge 0.65% Class 4                  $10.10            --                 --             --         4.45%
      Highest contract charge 1.70% Class 4                 $10.00            --                 --             --         3.41%
      All contract charges                                      --         1,029            $10,341           4.09%
2013  Lowest contract charge 1.30% Class 4 (f)              $ 9.71            --                 --             --        (2.80)%
      Highest contract charge 1.70% Class 4 (f)             $ 9.67            --                 --             --        (3.20)%
      All contract charges                                      --           150            $ 1,449           3.39%
AMERICAN FUNDS INSURANCE SERIES(R) GLOBAL GROWTH FUND/SM/
      Unit Value 1.20% to 1.25%*
2014  Lowest contract charge 1.20% Class 4                  $10.57            --                 --             --         0.76%
      Highest contract charge 1.25% Class 4                 $10.57            --                 --             --         0.76%
      All contract charges                                      --           129            $ 1,356           2.11%
2013  Lowest contract charge 1.20% Class 4 (h)              $10.49            --                 --             --         4.48%
      Highest contract charge 1.25% Class 4 (h)             $10.49            --                 --             --         4.48%
      All contract charges                                      --             7            $    80           1.53%
AMERICAN FUNDS INSURANCE SERIES(R) GLOBAL SMALL
CAPITALIZATION FUND/SM/
      Unit Value 1.20% to 1.70%*
2014  Lowest contract charge 1.20% Class 4                  $10.37            --                 --             --         0.58%
      Highest contract charge 1.70% Class 4                 $11.66            --                 --             --         0.17%
      All contract charges                                      --           604            $ 6,910           0.10%
2013  Lowest contract charge 1.25% Class 4 (h)              $10.31            --                 --             --         3.31%
      Highest contract charge 1.70% Class 4 (f)             $11.64            --                 --             --        15.94%
      All contract charges                                      --           160            $ 1,859           0.34%
AMERICAN FUNDS INSURANCE SERIES(R) GROWTH-INCOME FUND/SM/
      Unit Value 1.20% to 1.25%*
2014  Lowest contract charge 1.20% Class 4                  $11.42            --                 --             --         8.97%
      Highest contract charge 1.25% Class 4                 $11.42            --                 --             --         8.97%
      All contract charges                                      --           136            $ 1,561           2.38%
2013  Lowest contract charge 1.20% Class 4 (h)              $10.48            --                 --             --         4.07%
      Highest contract charge 1.25% Class 4 (h)             $10.48            --                 --             --         4.17%
      All contract charges                                      --             6            $    65           0.21%
AMERICAN FUNDS INSURANCE SERIES(R) INTERNATIONAL GROWTH
AND INCOME FUND/SM/
      Unit Value 1.20% to 1.25%*
2014  Lowest contract charge 1.20% Class 4                  $ 9.68            --                 --             --        (4.63)%
      Highest contract charge 1.25% Class 4                 $ 9.68            --                 --             --        (4.63)%
      All contract charges                                      --           172            $ 1,662           5.12%
2013  Lowest contract charge 1.20% Class 4 (h)              $10.15            --                 --             --         2.22%
      Highest contract charge 1.25% Class 4 (h)             $10.15            --                 --             --         2.22%
      All contract charges                                      --            12            $   125           0.24%
AMERICAN FUNDS INSURANCE SERIES(R) MANAGED RISK ASSET
ALLOCATION FUND/SM/
      Unit Value 1.30% to 1.70%*
2014  Lowest contract charge 1.30% Class P-2                $11.61            --                 --             --         1.57%
      Highest contract charge 1.70% Class P-2               $11.52            --                 --             --         1.14%
      All contract charges                                      --           489            $ 5,664           0.08%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                             YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------------------------------------
                                                                 UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                      UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                      ---------- ----------------- ----------------- -------------- ---------
AMERICAN FUNDS INSURANCE SERIES(R) MANAGED RISK ASSET
ALLOCATION FUND/SM/ (CONTINUED)
   2013  Lowest contract charge 1.00% Class P-2 (f)     $11.43            --                 --             --        13.62%
         Highest contract charge 1.70% Class P-2 (f)    $11.39            --                 --             --        13.22%
         All contract charges                               --           191           $  2,180           1.77%
AMERICAN FUNDS INSURANCE SERIES(R) NEW WORLD FUND(R)
         Unit Value 1.20% to 1.70%*
   2014  Lowest contract charge 1.20% Class 4           $ 9.17            --                 --             --        (9.30)%
         Highest contract charge 1.70% Class 4          $ 9.75            --                 --             --        (9.64)%
         All contract charges                               --         2,069           $ 20,029           1.59%
   2013  Lowest contract charge 1.20% Class 4 (h)       $10.11            --                 --             --         1.61%
         Highest contract charge 1.70% Class 4 (f)      $10.79            --                 --             --         7.79%
         All contract charges                               --           615           $  6,625           3.55%
AXA 400 MANAGED VOLATILITY
         Unit Value 0.65% to 1.70%*
   2014  Lowest contract charge 0.65% Class B           $15.82            --                 --             --         8.06%
         Highest contract charge 1.70% Class B          $18.05            --                 --             --         6.93%
         All contract charges                               --         4,305           $ 77,669           0.40%
2013(t)  Lowest contract charge 0.65% Class B           $14.64            --                 --             --        30.83%
         Highest contract charge 1.70% Class B          $16.88            --                 --             --        29.45%
         All contract charges                               --         4,545           $ 76,952           0.16%
2012(s)  Lowest contract charge 1.65% Class II          $11.19            --                 --             --        15.72%
         Highest contract charge 1.70% Class II         $13.04            --                 --             --        14.49%
         All contract charges                               --         4,830           $ 63,475           0.23%
2011(s)  Lowest contract charge 0.65% Class B (b)       $ 9.67            --                 --             --       (11.93)%
         Highest contract charge 1.70% Class B          $11.39            --                 --             --        (9.75)%
         All contract charges                               --         3,936           $ 45,056           0.05%
2010(s)  Lowest contract charge 1.30% Class B           $12.68            --                 --             --        21.34%
         Highest contract charge 1.70% Class B          $12.62            --                 --             --        20.88%
         All contract charges                               --         1,775           $ 22,475             --
AXA 500 MANAGED VOLATILITY
         Unit Value 0.65% to 1.70%*
   2014  Lowest contract charge 0.65% Class B           $16.36            --                 --             --        11.83%
         Highest contract charge 1.70% Class B          $17.17            --                 --             --        10.70%
         All contract charges                               --        10,706           $185,193           0.57%
2013(t)  Lowest contract charge 0.65% Class B           $14.63            --                 --             --        30.04%
         Highest contract charge 1.70% Class B          $15.51            --                 --             --        28.71%
         All contract charges                               --        11,690           $182,711           0.44%
2012(s)  Lowest contract charge 0.65% Class B           $11.25            --                 --             --        14.10%
         Highest contract charge 1.70% Class B          $12.05            --                 --             --        12.83%
         All contract charges                               --        12,550           $152,404           0.63%
2011(s)  Lowest contract charge 0.65% Class B (b)       $ 9.86            --                 --             --        (7.24)%
         Highest contract charge 1.70% Class B          $10.68            --                 --             --        (5.40)%
         All contract charges                               --         9,807           $105,270           0.61%
2010(s)  Lowest contract charge 1.30% Class B           $11.34            --                 --             --        10.85%
         Highest contract charge 1.70% Class B          $11.29            --                 --             --        10.36%
         All contract charges                               --         4,542           $ 51,399           0.65%
AXA 2000 MANAGED VOLATILITY
         Unit Value 0.65% to 1.70%*
   2014  Lowest contract charge 0.65% Class B           $15.36            --                 --             --         3.36%
         Highest contract charge 1.70% Class B          $17.96            --                 --             --         2.28%
         All contract charges                               --         4,617           $ 83,163           0.15%
2013(t)  Lowest contract charge 0.65% Class B           $14.86            --                 --             --        36.46%
         Highest contract charge 1.70% Class B          $17.56            --                 --             --        35.08%
         All contract charges                               --         4,681           $ 82,678           0.11%
2012(s)  Lowest contract charge 0.65% Class B           $10.89            --                 --             --        14.75%
         Highest contract charge 1.70% Class B          $13.00            --                 --             --        13.44%
         All contract charges                               --         5,328           $ 69,826           0.33%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                           YEARS ENDED DECEMBER 31,
                                                    ---------------------------------------------------------------------
                                                               UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                    UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                    ---------- ----------------- ----------------- -------------- ---------
AXA 2000 MANAGED VOLATILITY (CONTINUED)
2011(s)  Lowest contract charge 0.65% Class B (b)     $ 9.49             --                 --            --       (13.81)%
         Highest contract charge 1.70% Class B        $11.46             --                 --            --       (12.05)%
         All contract charges                             --          4,308         $   49,629          0.03%
2010(s)  Lowest contract charge 1.30% Class B         $13.09             --                 --            --        21.77%
         Highest contract charge 1.70% Class B        $13.03             --                 --            --        21.32%
         All contract charges                             --          1,905         $   24,898          0.08%
AXA AGGRESSIVE ALLOCATION
         Unit Value 1.30% to 1.70%*
   2014  Lowest contract charge 1.30% Class A         $15.23             --                 --            --         3.32%
         Highest contract charge 1.70% Class A        $14.92             --                 --            --         2.97%
         All contract charges                             --          1,348         $   20,405          1.53%
2013(t)  Lowest contract charge 1.30% Class A         $14.74             --                 --            --        24.81%
         Highest contract charge 1.70% Class A        $14.49             --                 --            --        24.27%
         All contract charges                             --          1,469         $   21,547          2.52%
2012(r)  Lowest contract charge 1.30% Class A (e)     $11.81             --                 --            --         2.96%
         Highest contract charge 1.65% Class A (e)    $11.68             --                 --            --         2.73%
         All contract charges                             --            194         $    2,281          3.61%
2012(s)  Lowest contract charge 1.30% Class A         $11.81             --                 --            --        12.69%
         Highest contract charge 1.70% Class A        $11.66             --                 --            --        12.22%
         All contract charges                             --          1,253         $   14,748          0.83%
2011(s)  Lowest contract charge 1.30% Class A         $10.48             --                 --            --        (8.47)%
         Highest contract charge 1.70% Class A        $10.39             --                 --            --        (8.86)%
         All contract charges                             --          1,194         $   12,486          1.24%
2010(s)  Lowest contract charge 1.30% Class A         $11.45             --                 --            --        11.93%
         Highest contract charge 1.70% Class A        $11.40             --                 --            --        11.44%
         All contract charges                             --            686         $    7,851          1.55%
AXA AGGRESSIVE ALLOCATION
         Unit Value 1.20% to 1.25%*
   2014  Lowest contract charge 1.20% Class B         $10.66             --                 --            --         3.50%
         Highest contract charge 1.25% Class B        $10.65             --                 --            --         3.40%
         All contract charges                             --             94         $    1,006          1.53%
   2013  Lowest contract charge 1.25% Class B         $10.30             --                 --            --         2.59%
         Highest contract charge 1.25% Class B        $10.30             --                 --            --         2.59%
         All contract charges                             --              2         $       21          2.52%
AXA AGGRESSIVE STRATEGY
         Unit Value 1.30% to 1.70%*
   2014  Lowest contract charge 1.30% Class B         $13.39             --                 --            --         4.86%
         Highest contract charge 1.70% Class B        $13.24             --                 --            --         4.42%
         All contract charges                             --        118,842         $1,585,315          1.99%
   2013  Lowest contract charge 1.30% Class B         $12.77             --                 --            --        21.85%
         Highest contract charge 1.70% Class B        $12.68             --                 --            --        21.34%
         All contract charges                             --         58,211         $  741,515          5.11%
   2012  Lowest contract charge 1.30% Class B (e)     $10.48             --                 --            --         3.25%
         Highest contract charge 1.70% Class B (e)    $10.45             --                 --            --         2.96%
         All contract charges                             --         11,834         $  123,880          2.25%
AXA BALANCED STRATEGY
         Unit Value 0.65% to 1.70%*
   2014  Lowest contract charge 0.65% Class B         $12.29             --                 --            --         3.71%
         Highest contract charge 1.70% Class B        $12.81             --                 --            --         2.64%
         All contract charges                             --        168,531         $2,235,687          1.25%
2013(t)  Lowest contract charge 1.30% Class B         $12.69             --                 --            --        12.20%
         Highest contract charge 1.70% Class B        $12.48             --                 --            --        11.73%
         All contract charges                             --        128,062         $1,658,532          2.35%
2012(r)  Lowest contract charge 1.30% Class B (e)     $11.31             --                 --            --         1.71%
         Highest contract charge 1.70% Class B (e)    $11.17             --                 --            --         1.45%
         All contract charges                             --         15,246         $  171,809          1.82%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                           YEARS ENDED DECEMBER 31,
                                                    ---------------------------------------------------------------------
                                                               UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                    UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                    ---------- ----------------- ----------------- -------------- ---------
AXA BALANCED STRATEGY (CONTINUED)
2012(s)  Lowest contract charge 1.30% Class B         $11.31             --                 --            --         7.10%
         Highest contract charge 1.70% Class B        $11.17             --                 --            --         6.69%
         All contract charges                             --        102,120         $1,228,875          0.83%
2011(s)  Lowest contract charge 1.30% Class B         $10.56             --                 --            --        (3.65)%
         Highest contract charge 1.70% Class B        $10.47             --                 --            --        (4.03)%
         All contract charges                             --         77,122         $  864,298          1.41%
2010(s)  Lowest contract charge 1.30% Class B         $10.96             --                 --            --         8.62%
         Highest contract charge 1.70% Class B        $10.91             --                 --            --         8.13%
         All contract charges                             --         43,235         $  508,706          2.00%
AXA CONSERVATIVE GROWTH STRATEGY
         Unit Value 0.65% to 1.70%*
   2014  Lowest contract charge 0.65% Class B         $11.79             --                 --            --         3.15%
         Highest contract charge 1.70% Class B        $12.21             --                 --            --         2.01%
         All contract charges                             --         83,471         $1,051,381          1.11%
2013(t)  Lowest contract charge 0.65% Class B         $11.43             --                 --            --         9.80%
         Highest contract charge 1.70% Class B        $11.97             --                 --            --         8.62%
         All contract charges                             --         67,012         $  827,711          1.96%
2012(r)  Lowest contract charge 1.30% Class B (e)     $11.16             --                 --            --         1.45%
         Highest contract charge 1.70% Class B (e)    $11.02             --                 --            --         1.19%
         All contract charges                             --         10,259         $  114,078          1.85%
2012(s)  Lowest contract charge 0.65% Class B         $10.41             --                 --            --         6.55%
         Highest contract charge 1.70% Class B        $11.02             --                 --            --         5.45%
         All contract charges                             --         52,553         $  617,051          0.85%
2011(s)  Lowest contract charge 1.30% Class B         $10.55             --                 --            --        (2.68)%
         Highest contract charge 1.70% Class B        $10.45             --                 --            --        (3.15)%
         All contract charges                             --         41,147         $  456,027          1.49%
2010(s)  Lowest contract charge 1.30% Class B         $10.84             --                 --            --         7.75%
         Highest contract charge 1.70% Class B        $10.79             --                 --            --         7.36%
         All contract charges                             --         24,643         $  283,665          1.91%
AXA CONSERVATIVE STRATEGY
         Unit Value 0.65% to 1.70%*
   2014  Lowest contract charge 0.65% Class B         $10.83             --                 --            --         1.98%
         Highest contract charge 1.70% Class B        $11.07             --                 --            --         0.82%
         All contract charges                             --         52,780         $  599,559          0.83%
2013(t)  Lowest contract charge 0.65% Class B         $10.62             --                 --            --         3.71%
         Highest contract charge 1.70% Class B        $10.98             --                 --            --         2.62%
         All contract charges                             --         43,555         $  490,129          1.18%
2012(r)  Lowest contract charge 1.30% Class B (e)     $10.84             --                 --            --         0.84%
         Highest contract charge 1.70% Class B (e)    $10.70             --                 --            --         0.47%
         All contract charges                             --          6,987         $   75,437          1.90%
2012(s)  Lowest contract charge 0.65% Class B         $10.24             --                 --            --         3.75%
         Highest contract charge 1.70% Class B        $10.70             --                 --            --         2.69%
         All contract charges                             --         38,516         $  430,809          0.91%
2011(s)  Lowest contract charge 0.65% Class B (b)     $ 9.87             --                 --            --        (0.50)%
         Highest contract charge 1.70% Class B        $10.42             --                 --            --        (0.95)%
         All contract charges                             --         28,161         $  305,265          1.76%
2010(s)  Lowest contract charge 1.30% Class B         $10.57             --                 --            --         5.91%
         Highest contract charge 1.70% Class B        $10.52             --                 --            --         5.41%
         All contract charges                             --         15,143         $  166,345          2.01%
AXA GLOBAL EQUITY MANAGED VOLATILITY
         Unit Value 1.30% to 1.70%*
   2014  Lowest contract charge 1.30% Class A         $13.39             --                 --            --         0.37%
         Highest contract charge 1.70% Class A        $13.11             --                 --            --        (0.08)%
         All contract charges                             --            562         $    7,487          1.04%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                           YEARS ENDED DECEMBER 31,
                                                    ---------------------------------------------------------------------
                                                               UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                    UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                    ---------- ----------------- ----------------- -------------- ---------
AXA GLOBAL EQUITY MANAGED VOLATILITY (CONTINUED)
2013(t)  Lowest contract charge 1.30% Class A         $13.34             --                 --            --        18.79%
         Highest contract charge 1.70% Class A        $13.12             --                 --            --        18.30%
         All contract charges                             --            481         $    6,377          0.91%
2012(r)  Lowest contract charge 1.30% Class A (e)     $11.23             --                 --            --         4.86%
         Highest contract charge 1.70% Class A (e)    $11.09             --                 --            --         4.52%
         All contract charges                             --             52         $      587          2.62%
2012(s)  Lowest contract charge 1.30% Class A         $11.23             --                 --            --        15.53%
         Highest contract charge 1.70% Class A        $11.09             --                 --            --        15.04%
         All contract charges                             --            344         $    3,855          1.40%
2011(s)  Lowest contract charge 1.30% Class A         $ 9.72             --                 --            --       (13.21)%
         Highest contract charge 1.70% Class A        $ 9.64             --                 --            --       (13.54)%
         All contract charges                             --            304         $    2,952          1.70%
2010(s)  Lowest contract charge 1.30% Class A         $11.20             --                 --            --        10.24%
         Highest contract charge 1.70% Class A        $11.15             --                 --            --         9.74%
         All contract charges                             --            174         $    1,953          1.10%
AXA GLOBAL EQUITY MANAGED VOLATILITY
         Unit Value 1.30% to 1.70%*
   2014  Lowest contract charge 1.30% Class B         $28.40             --                 --            --         0.35%
         Highest contract charge 1.70% Class B        $20.22             --                 --            --         0.00%
         All contract charges                             --            294         $    7,409          1.04%
2013(t)  Lowest contract charge 1.30% Class B         $28.30             --                 --            --        18.81%
         Highest contract charge 1.70% Class B        $20.22             --                 --            --        18.31%
         All contract charges                             --            271         $    6,844          0.91%
2012(s)  Lowest contract charge 0.95% Class B         $19.21             --                 --            --        15.86%
         Highest contract charge 1.90% Class B        $16.57             --                 --            --        14.75%
         All contract charges                             --         42,150         $  893,065          1.40%
2011(s)  Lowest contract charge 0.95% Class B         $16.58             --                 --            --       (13.15)%
         Highest contract charge 1.90% Class B        $14.44             --                 --            --       (13.95)%
         All contract charges                             --         46,594         $  856,342          1.70%
2010(s)  Lowest contract charge 0.50% Class B         $20.28             --                 --            --        10.88%
         Highest contract charge 1.90% Class B        $16.78             --                 --            --         9.32%
         All contract charges                             --         53,486         $1,134,438          1.10%
AXA GROWTH STRATEGY
         Unit Value 0.65% to 1.70%*
   2014  Lowest contract charge 0.65% Class B         $13.34             --                 --            --         4.96%
         Highest contract charge 1.70% Class B        $14.05             --                 --            --         3.84%
         All contract charges                             --        165,833         $2,437,544          1.66%
2013(t)  Lowest contract charge 0.65% Class B         $12.71             --                 --            --        19.45%
         Highest contract charge 1.70% Class B        $13.53             --                 --            --        18.17%
         All contract charges                             --        100,706         $1,440,835          3.63%
2012(r)  Lowest contract charge 1.30% Class B (e)     $11.60             --                 --            --         2.29%
         Highest contract charge 1.70% Class B (e)    $11.45             --                 --            --         1.96%
         All contract charges                             --         14,063         $  162,471          1.83%
2012(s)  Lowest contract charge 0.65% Class B         $10.64             --                 --            --        10.49%
         Highest contract charge 1.70% Class B        $11.45             --                 --            --         9.26%
         All contract charges                             --         77,432         $1,024,880          0.82%
2011(s)  Lowest contract charge 1.30% Class B         $10.57             --                 --            --        (5.62)%
         Highest contract charge 1.70% Class B        $10.48             --                 --            --        (6.01)%
         All contract charges                             --         60,162         $  726,066          1.28%
2010(s)  Lowest contract charge 1.30% Class B         $11.20             --                 --            --        10.24%
         Highest contract charge 1.70% Class B        $11.15             --                 --            --         9.74%
         All contract charges                             --         44,484         $  517,788          1.51%
AXA INTERNATIONAL CORE MANAGED VOLATILITY(N)
         Unit Value 1.30% to 1.70%*
   2014  Lowest contract charge 1.30% Class A         $11.02             --                 --            --        (7.47)%
         Highest contract charge 1.70% Class A        $10.79             --                 --            --        (7.86)%
         All contract charges                             --            388         $    4,253          1.62%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                                 YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------------------------------------
                                                                     UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                          UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                          ---------- ----------------- ----------------- -------------- ---------
AXA INTERNATIONAL CORE MANAGED VOLATILITY(N) (CONTINUED)
2013(t)     Lowest contract charge 1.30% Class A            $11.91            --                 --             --        15.97%
            Highest contract charge 1.70% Class A           $11.71            --                 --             --        15.48%
            All contract charges                                --           285           $  3,370           0.92%
2012(r)     Lowest contract charge 1.30% Class A (e)        $10.27            --                 --             --         5.88%
            Highest contract charge 1.70% Class A (e)       $10.14            --                 --             --         5.52%
            All contract charges                                --            32           $    329           2.83%
2012(s)     Lowest contract charge 1.30% Class A            $10.27            --                 --             --        14.75%
            Highest contract charge 1.70% Class A           $10.14            --                 --             --        14.32%
            All contract charges                                --           250           $  2,555           1.44%
2011(s)     Lowest contract charge 1.30% Class A            $ 8.95            --                 --             --       (17.74)%
            Highest contract charge 1.70% Class A           $ 8.87            --                 --             --       (18.10)%
            All contract charges                                --           267           $  2,376           2.70%
2010(s)     Lowest contract charge 1.30% Class A            $10.88            --                 --             --         8.04%
            Highest contract charge 1.70% Class A           $10.83            --                 --             --         7.55%
            All contract charges                                --           189           $  2,052           1.80%
AXA INTERNATIONAL CORE MANAGED VOLATILITY(N)
            Unit Value 1.30% to 1.70%*
   2014     Lowest contract charge 1.30% Class B            $15.33            --                 --             --        (7.48)%
            Highest contract charge 1.70% Class B           $12.32            --                 --             --        (7.85)%
            All contract charges                                --           545           $  7,822           1.62%
2013(t)     Lowest contract charge 1.30% Class B            $16.57            --                 --             --        16.04%
            Highest contract charge 1.70% Class B           $13.37            --                 --             --        15.56%
            All contract charges                                --           294           $  4,557           0.92%
2012(s)     Lowest contract charge 0.95% Class B            $12.84            --                 --             --        15.26%
            Highest contract charge 1.90% Class B           $11.25            --                 --             --        14.10%
            All contract charges                                --        47,756           $629,076           1.44%
2011(s)     Lowest contract charge 0.95% Class B            $11.14            --                 --             --       (17.73)%
            Highest contract charge 1.90% Class B           $ 9.86            --                 --             --       (18.51)%
            All contract charges                                --        52,811           $606,445           2.70%
2010(s)     Lowest contract charge 0.50% Class B            $14.28            --                 --             --         8.68%
            Highest contract charge 1.90% Class B           $12.10            --                 --             --         7.17%
            All contract charges                                --        56,037           $784,792           1.80%
AXA INTERNATIONAL MANAGED VOLATILITY
            Unit Value 0.65% to 1.70%*
   2014     Lowest contract charge 0.65% Class B            $10.59            --                 --             --        (7.11)%
            Highest contract charge 1.70% Class B           $10.65            --                 --             --        (8.03)%
            All contract charges                                --        11,094           $119,622           0.84%
2013(t)     Lowest contract charge 0.65% Class B            $11.40            --                 --             --        20.38%
            Highest contract charge 1.70% Class B           $11.58            --                 --             --        19.01%
            All contract charges                                --        10,689           $125,030           0.00%
2012(s)     Lowest contract charge 0.65% Class B            $ 9.47            --                 --             --        15.77%
            Highest contract charge 1.70% Class B           $ 9.73            --                 --             --        14.61%
            All contract charges                                --        11,384           $111,566           0.65%
2011(s)     Lowest contract charge 0.65% Class B (b)        $ 8.18            --                 --             --       (19.09)%
            Highest contract charge 1.70% Class B           $ 8.49            --                 --             --       (17.41)%
            All contract charges                                --         9,274           $ 79,116           1.87%
2010(s)     Lowest contract charge 1.30% Class B            $10.33            --                 --             --         3.30%
            Highest contract charge 1.70% Class B           $10.28            --                 --             --         2.90%
            All contract charges                                --         4,133           $ 42,628           1.38%
AXA INTERNATIONAL VALUE MANAGED VOLATILITY
            Unit Value 1.30% to 1.70%*
   2014     Lowest contract charge 1.30% Class A            $10.81            --                 --             --        (8.39)%
            Highest contract charge 1.70% Class A           $10.59            --                 --             --        (8.71)%
            All contract charges                                --           375           $  4,031           1.63%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                               YEARS ENDED DECEMBER 31,
                                                        ---------------------------------------------------------------------
                                                                   UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                        UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                        ---------- ----------------- ----------------- -------------- ---------
AXA INTERNATIONAL VALUE MANAGED VOLATILITY (CONTINUED)
2013(t)    Lowest contract charge 1.30% Class A           $11.80            --                 --             --        17.76%
           Highest contract charge 1.70% Class A          $11.60            --                 --             --        17.29%
           All contract charges                               --           356           $  4,177           1.19%
2012(r)    Lowest contract charge 1.30% Class A (e)       $10.02            --                 --             --         7.40%
           Highest contract charge 1.65% Class A (e)      $ 9.91            --                 --             --         7.14%
           All contract charges                               --            11           $    106           4.45%
2012(s)    Lowest contract charge 1.30% Class A           $10.02            --                 --             --        15.97%
           Highest contract charge 1.70% Class A          $ 9.89            --                 --             --        15.40%
           All contract charges                               --           371           $  3,701           1.78%
2011(s)    Lowest contract charge 1.30% Class A           $ 8.64            --                 --             --       (17.00)%
           Highest contract charge 1.70% Class A          $ 8.57            --                 --             --       (17.36)%
           All contract charges                               --           354           $  3,054           1.92%
2010(s)    Lowest contract charge 1.30% Class A           $10.41            --                 --             --         4.94%
           Highest contract charge 1.70% Class A          $10.37            --                 --             --         4.54%
           All contract charges                               --           291           $  3,029           0.76%
AXA LARGE CAP CORE MANAGED VOLATILITY(O)
           Unit Value 1.30% to 1.70%*
   2014    Lowest contract charge 1.30% Class B           $18.72            --                 --             --        10.18%
           Highest contract charge 1.70% Class B          $13.62            --                 --             --         9.75%
           All contract charges                               --           464           $  7,756           1.24%
2013(t)    Lowest contract charge 1.30% Class B           $16.99            --                 --             --        29.79%
           Highest contract charge 1.70% Class B          $12.41            --                 --             --        29.27%
           All contract charges                               --           222           $  3,386           0.59%
2012(s)    Lowest contract charge 0.95% Class B           $10.67            --                 --             --        13.87%
           Highest contract charge 1.90% Class B          $ 9.33            --                 --             --        12.82%
           All contract charges                               --        12,776           $137,932           1.12%
2011(s)    Lowest contract charge 0.95% Class B           $ 9.37            --                 --             --        (5.16)%
           Highest contract charge 1.90% Class B          $ 8.27            --                 --             --        (6.02)%
           All contract charges                               --        14,134           $134,375           1.03%
2010(s)    Lowest contract charge 0.50% Class B           $10.43            --                 --             --        13.62%
           Highest contract charge 1.90% Class B          $ 8.80            --                 --             --        11.96%
           All contract charges                               --        15,828           $158,846           1.00%
AXA LARGE CAP GROWTH MANAGED VOLATILITY(P)
           Unit Value 1.30% to 1.70%*
   2014    Lowest contract charge 1.30% Class A           $18.21            --                 --             --         9.63%
           Highest contract charge 1.70% Class A          $17.84            --                 --             --         9.25%
           All contract charges                               --           289           $  5,230           0.24%
2013(t)    Lowest contract charge 1.30% Class A           $16.61            --                 --             --        33.63%
           Highest contract charge 1.70% Class A          $16.33            --                 --             --        33.09%
           All contract charges                               --           205           $  3,406           0.19%
2012(r)    Lowest contract charge 1.30% Class A (e)       $12.43            --                 --             --        (1.74)%
           Highest contract charge 1.65% Class A (e)      $12.29            --                 --             --        (1.99)%
           All contract charges                               --            11           $    139           1.35%
2012(s)    Lowest contract charge 1.30% Class A           $12.43            --                 --             --        12.29%
           Highest contract charge 1.70% Class A          $12.27            --                 --             --        11.75%
           All contract charges                               --           147           $  1,825           0.56%
2011(s)    Lowest contract charge 1.30% Class A           $11.07            --                 --             --        (4.57)%
           Highest contract charge 1.70% Class A          $10.98            --                 --             --        (4.94)%
           All contract charges                               --           170           $  1,871           0.50%
2010(s)    Lowest contract charge 1.30% Class A           $11.60            --                 --             --        12.84%
           Highest contract charge 1.70% Class A          $11.55            --                 --             --        12.46%
           All contract charges                               --            79           $    909           0.38%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                               YEARS ENDED DECEMBER 31,
                                                        ---------------------------------------------------------------------
                                                                   UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                        UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                        ---------- ----------------- ----------------- -------------- ---------
AXA LARGE CAP GROWTH MANAGED VOLATILITY(P) (CONTINUED)
           Unit Value 1.30% to 1.70%*
   2014    Lowest contract charge 1.30% Class B           $21.26             --                 --            --         9.64%
           Highest contract charge 1.70% Class B          $23.09             --                 --            --         9.22%
           All contract charges                               --            720         $   15,801          0.24%
2013(t)    Lowest contract charge 1.30% Class B           $19.39             --                 --            --        33.63%
           Highest contract charge 1.70% Class B          $21.14             --                 --            --        33.04%
           All contract charges                               --            446         $    8,930          0.19%
2012(s)    Lowest contract charge 0.95% Class B           $17.90             --                 --            --        12.65%
           Highest contract charge 1.90% Class B          $15.39             --                 --            --        11.60%
           All contract charges                               --         33,585         $  512,891          0.56%
2011(s)    Lowest contract charge 0.95% Class B           $15.89             --                 --            --        (4.56)%
           Highest contract charge 1.90% Class B          $13.79             --                 --            --        (5.48)%
           All contract charges                               --         37,076         $  505,607          0.50%
2010(s)    Lowest contract charge 0.50% Class B           $17.71             --                 --            --        13.89%
           Highest contract charge 1.90% Class B          $14.59             --                 --            --        12.23%
           All contract charges                               --         17,859         $  261,108          0.38%
AXA LARGE CAP VALUE MANAGED VOLATILITY(K)
           Unit Value 1.30% to 1.70%*
   2014    Lowest contract charge 1.30% Class A           $17.75             --                 --            --        10.73%
           Highest contract charge 1.70% Class A          $17.39             --                 --            --        10.34%
           All contract charges                               --            349         $    6,155          1.87%
2013(t)    Lowest contract charge 1.30% Class A           $16.03             --                 --            --        30.75%
           Highest contract charge 1.70% Class A          $15.76             --                 --            --        30.25%
           All contract charges                               --            185         $    2,945          1.14%
2012(r)    Lowest contract charge 1.30% Class A (e)       $12.26             --                 --            --         4.16%
           Highest contract charge 1.65% Class A (e)      $12.12             --                 --            --         3.86%
           All contract charges                               --             15         $      188          3.57%
2012(s)    Lowest contract charge 1.30% Class A           $12.26             --                 --            --        14.37%
           Highest contract charge 1.70% Class A          $12.10             --                 --            --        13.83%
           All contract charges                               --            127         $    1,541          1.54%
2011(s)    Lowest contract charge 1.30% Class A           $10.72             --                 --            --        (6.05)%
           Highest contract charge 1.70% Class A          $10.63             --                 --            --        (6.43)%
           All contract charges                               --            117         $    1,254          1.10%
2010(s)    Lowest contract charge 1.30% Class A           $11.41             --                 --            --        11.43%
           Highest contract charge 1.70% Class A          $11.36             --                 --            --        11.05%
           All contract charges                               --            102         $    1,161          1.13%
AXA LARGE CAP VALUE MANAGED VOLATILITY(K)
           Unit Value 1.30% to 1.70%*
   2014    Lowest contract charge 1.30% Class B           $16.47             --                 --            --        10.76%
           Highest contract charge 1.70% Class B          $18.19             --                 --            --        10.31%
           All contract charges                               --            805         $   13,433          1.87%
2013(t)    Lowest contract charge 1.30% Class B           $14.87             --                 --            --        30.78%
           Highest contract charge 1.70% Class B          $16.49             --                 --            --        30.25%
           All contract charges                               --            311         $    4,740          1.14%
2012(s)    Lowest contract charge 0.95% Class B           $14.19             --                 --            --        14.71%
           Highest contract charge 1.90% Class B          $12.28             --                 --            --        13.60%
           All contract charges                               --         80,831         $  983,911          1.54%
2011(s)    Lowest contract charge 0.95% Class B           $12.37             --                 --            --        (5.93)%
           Highest contract charge 1.90% Class B          $10.81             --                 --            --        (6.81)%
           All contract charges                               --         91,140         $  971,826          1.10%
2010(s)    Lowest contract charge 0.50% Class B           $13.95             --                 --            --        12.14%
           Highest contract charge 1.90% Class B          $11.60             --                 --            --        10.48%
           All contract charges                               --        102,373         $1,167,606          1.13%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                           YEARS ENDED DECEMBER 31,
                                                    ---------------------------------------------------------------------
                                                               UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                    UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                    ---------- ----------------- ----------------- -------------- ---------
AXA MID CAP VALUE MANAGED VOLATILITY
         Unit Value 1.30% to 1.70%*
   2014  Lowest contract charge 1.30% Class A         $19.19            --                  --            --         9.47%
         Highest contract charge 1.70% Class A        $18.79            --                  --            --         8.99%
         All contract charges                             --           172          $    3,272          0.63%
2013(t)  Lowest contract charge 1.30% Class A         $17.53            --                  --            --        31.31%
         Highest contract charge 1.70% Class A        $17.24            --                  --            --        30.80%
         All contract charges                             --           105          $    1,821          0.50%
2012(r)  Lowest contract charge 1.30% Class A (e)     $13.35            --                  --            --         4.71%
         Highest contract charge 1.65% Class A (e)    $13.20            --                  --            --         4.43%
         All contract charges                             --            14          $      194          2.68%
2012(s)  Lowest contract charge 1.30% Class A         $13.35            --                  --            --        17.11%
         Highest contract charge 1.70% Class A        $13.18            --                  --            --        16.64%
         All contract charges                             --            57          $      764          1.20%
2011(s)  Lowest contract charge 1.30% Class A         $11.40            --                  --            --       (10.31)%
         Highest contract charge 1.70% Class A        $11.30            --                  --            --       (10.67)%
         All contract charges                             --            55          $      627          0.84%
2010(s)  Lowest contract charge 1.30% Class A         $12.71            --                  --            --        20.93%
         Highest contract charge 1.70% Class A        $12.65            --                  --            --        20.48%
         All contract charges                             --            25          $      321          0.98%
AXA MID CAP VALUE MANAGED VOLATILITY
         Unit Value 1.30% to 1.70%*
   2014  Lowest contract charge 1.30% Class B         $22.08            --                  --            --         9.42%
         Highest contract charge 1.70% Class B        $23.19            --                  --            --         8.98%
         All contract charges                             --           322          $    7,158          0.63%
2013(t)  Lowest contract charge 1.30% Class B         $20.18            --                  --            --        31.38%
         Highest contract charge 1.70% Class B        $21.28            --                  --            --        30.87%
         All contract charges                             --           251          $    5,120          0.50%
2012(s)  Lowest contract charge 0.95% Class B         $18.32            --                  --            --        17.51%
         Highest contract charge 1.90% Class B        $15.75            --                  --            --        16.32%
         All contract charges                             --        60,166          $  946,778          1.20%
2011(s)  Lowest contract charge 0.95% Class B         $15.59            --                  --            --       (10.30)%
         Highest contract charge 1.90% Class B        $13.54            --                  --            --       (11.15)%
         All contract charges                             --        66,819          $  899,832          0.84%
2010(s)  Lowest contract charge 0.50% Class B         $18.49            --                  --            --        21.81%
         Highest contract charge 1.90% Class B        $15.24            --                  --            --        20.19%
         All contract charges                             --        75,286          $1,136,423          0.98%
AXA MODERATE ALLOCATION
         Unit Value 1.30% to 1.70%*
   2014  Lowest contract charge 1.30% Class A         $12.93            --                  --            --         1.73%
         Highest contract charge 1.70% Class A        $12.66            --                  --            --         1.28%
         All contract charges                             --         6,400          $   82,370          1.26%
2013(t)  Lowest contract charge 1.30% Class A         $12.71            --                  --            --        11.59%
         Highest contract charge 1.70% Class A        $12.50            --                  --            --        11.21%
         All contract charges                             --         5,089          $   64,425          1.93%
2012(r)  Lowest contract charge 1.30% Class A (e)     $11.39            --                  --            --         1.97%
         Highest contract charge 1.70% Class A (e)    $11.24            --                  --            --         1.63%
         All contract charges                             --           671          $    7,626          1.55%
2012(s)  Lowest contract charge 1.30% Class A         $11.39            --                  --            --         7.45%
         Highest contract charge 1.70% Class A        $11.24            --                  --            --         6.95%
         All contract charges                             --         3,113          $   35,339          0.76%
2011(s)  Lowest contract charge 1.30% Class A         $10.60            --                  --            --        (3.46)%
         Highest contract charge 1.70% Class A        $10.51            --                  --            --        (3.84)%
         All contract charges                             --         2,717          $   28,735          1.47%
2010(s)  Lowest contract charge 1.30% Class A         $10.98            --                  --            --         8.71%
         Highest contract charge 1.70% Class A        $10.93            --                  --            --         8.33%
         All contract charges                             --         1,305          $   14,308          2.12%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                           YEARS ENDED DECEMBER 31,
                                                    ---------------------------------------------------------------------
                                                               UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                    UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                    ---------- ----------------- ----------------- -------------- ---------
AXA MODERATE ALLOCATION
         Unit Value 1.20% to 1.25%*
   2014  Lowest contract charge 1.20% Class B         $10.30             --                 --            --         1.78%
         Highest contract charge 1.25% Class B        $10.30             --                 --            --         1.78%
         All contract charges                             --            643         $    6,617          1.26%
   2013  Lowest contract charge 1.20% Class B (h)     $10.12             --                 --            --         1.10%
         Highest contract charge 1.25% Class B (h)    $10.12             --                 --            --         1.10%
         All contract charges                             --             30         $      299          1.93%
AXA MODERATE GROWTH STRATEGY
         Unit Value 0.65% to 1.70%*
   2014  Lowest contract charge 0.65% Class B         $12.81             --                 --            --         4.32%
         Highest contract charge 1.70% Class B        $13.42             --                 --            --         3.23%
         All contract charges                             --        357,621         $4,954,307          1.33%
2013(t)  Lowest contract charge 0.65% Class B         $12.28             --                 --            --        16.18%
         Highest contract charge 1.70% Class B        $13.00             --                 --            --        14.84%
         All contract charges                             --        290,011         $3,891,368          2.54%
2012(r)  Lowest contract charge 1.30% Class B (e)     $11.46             --                 --            --         1.96%
         Highest contract charge 1.70% Class B (e)    $11.32             --                 --            --         1.71%
         All contract charges                             --         27,322         $  312,066          1.69%
2012(s)  Lowest contract charge 0.65% Class B         $10.57             --                 --            --         9.08%
         Highest contract charge 1.70% Class B        $11.32             --                 --            --         8.02%
         All contract charges                             --        245,253         $2,970,451          0.75%
2011(s)  Lowest contract charge 0.65% Class B (b)     $ 9.69             --                 --            --        (5.65)%
         Highest contract charge 1.70% Class B        $10.48             --                 --            --        (4.99)%
         All contract charges                             --        201,465         $2,244,950          1.33%
2010(s)  Lowest contract charge 1.30% Class B         $11.08             --                 --            --         9.38%
         Highest contract charge 1.70% Class B        $11.03             --                 --            --         8.99%
         All contract charges                             --        106,632         $1,269,198          1.99%
AXA MODERATE-PLUS ALLOCATION
         Unit Value 1.30% to 1.70%*
   2014  Lowest contract charge 1.30% Class A         $14.06             --                 --            --         2.40%
         Highest contract charge 1.70% Class A        $13.77             --                 --            --         2.00%
         All contract charges                             --          2,942         $   41,212          1.39%
2013(t)  Lowest contract charge 1.30% Class A         $13.73             --                 --            --        18.26%
         Highest contract charge 1.70% Class A        $13.50             --                 --            --        17.70%
         All contract charges                             --          3,055         $   41,813          2.05%
2012(r)  Lowest contract charge 1.30% Class A (e)     $11.61             --                 --            --         2.47%
         Highest contract charge 1.70% Class A (e)    $11.47             --                 --            --         2.23%
         All contract charges                             --            398         $    4,611          1.62%
2012(s)  Lowest contract charge 1.30% Class A         $11.61             --                 --            --        10.05%
         Highest contract charge 1.70% Class A        $11.47             --                 --            --         9.66%
         All contract charges                             --          2,788         $   32,283          0.77%
2011(s)  Lowest contract charge 1.30% Class A         $10.55             --                 --            --        (5.97)%
         Highest contract charge 1.70% Class A        $10.46             --                 --            --        (6.36)%
         All contract charges                             --          2,878         $   30,294          1.37%
2010(s)  Lowest contract charge 1.30% Class A         $11.22             --                 --            --        10.32%
         Highest contract charge 1.70% Class A        $11.17             --                 --            --         9.94%
         All contract charges                             --          1,401         $   15,700          1.70%
AXA MODERATE-PLUS ALLOCATION
         Unit Value 1.20% to 1.25%*
   2014  Lowest contract charge 1.20% Class B         $10.47             --                 --            --         2.55%
         Highest contract charge 1.25% Class B        $10.46             --                 --            --         2.45%
         All contract charges                             --            594         $    6,215          1.39%
   2013  Lowest contract charge 1.20% Class B (h)     $10.21             --                 --            --         1.90%
         Highest contract charge 1.25% Class B (h)    $10.21             --                 --            --         1.90%
         All contract charges                             --             47         $      481          2.05%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                           YEARS ENDED DECEMBER 31,
                                                    ---------------------------------------------------------------------
                                                               UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                    UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                    ---------- ----------------- ----------------- -------------- ---------
AXA SMARTBETA EQUITY
         All contract charges
   2014  Lowest contract charge 1.20% Class B (i)     $10.86            --                 --             --         5.95%
         Highest contract charge 1.25% Class B (i)    $10.85            --                 --             --         5.85%
         All contract charges                             --            30           $    328           1.90%
AXA ULTRA CONSERVATIVE STRATEGY
         Unit Value 1.30% to 1.70%*
   2014  Lowest contract charge 1.30% Class B         $10.23            --                 --             --         0.59%
         Highest contract charge 1.70% Class B        $10.09            --                 --             --         0.20%
         All contract charges                             --           256           $  2,600           1.04%
2013(t)  Lowest contract charge 1.30% Class B         $10.17            --                 --             --         0.79%
         Highest contract charge 1.70% Class B        $10.07            --                 --             --         0.30%
         All contract charges                             --            39           $    397           0.78%
2012(r)  Lowest contract charge 1.30% Class B (e)     $10.09            --                 --             --        (0.69)%
         Highest contract charge 1.55% Class B (e)    $10.06            --                 --             --        (0.89)%
         All contract charges                             --            --           $      2           1.49%
2012(s)  Lowest contract charge 1.30% Class B         $10.09            --                 --             --         0.40%
         Highest contract charge 1.70% Class B        $10.04            --                 --             --         0.00%
         All contract charges                             --            19           $     --           0.65%
2011(s)  Lowest contract charge 1.30% Class B (d)     $10.05            --                 --             --         0.50%
         Highest contract charge 1.30% Class B (d)    $10.05            --                 --             --         0.50%
         All contract charges                             --            --                 --           0.42%
AXA/FRANKLIN BALANCED MANAGED VOLATILITY
         Unit Value 1.30% to 1.70%*
   2014  Lowest contract charge 1.30% Class A         $14.60            --                 --             --         4.81%
         Highest contract charge 1.70% Class A        $14.30            --                 --             --         4.38%
         All contract charges                             --           268           $  3,905           2.50%
2013(t)  Lowest contract charge 1.30% Class A         $13.93            --                 --             --        13.07%
         Highest contract charge 1.70% Class A        $13.70            --                 --             --        12.66%
         All contract charges                             --           213           $  2,948           2.60%
2012(r)  Lowest contract charge 1.30% Class A (e)     $12.32            --                 --             --         3.79%
         Highest contract charge 1.70% Class A (e)    $12.16            --                 --             --         3.49%
         All contract charges                             --            32           $    397           9.85%
2012(s)  Lowest contract charge 1.30% Class A         $12.32            --                 --             --         9.80%
         Highest contract charge 1.70% Class A        $12.16            --                 --             --         9.25%
         All contract charges                             --           133           $  1,638           3.26%
2011(s)  Lowest contract charge 1.30% Class A         $11.22            --                 --             --        (0.97)%
         Highest contract charge 1.70% Class A        $11.13            --                 --             --        (1.33)%
         All contract charges                             --            93           $  1,047           3.36%
2010(s)  Lowest contract charge 1.30% Class A         $11.33            --                 --             --        10.11%
         Highest contract charge 1.70% Class A        $11.28            --                 --             --         9.73%
         All contract charges                             --            62           $    703           2.96%
AXA/FRANKLIN BALANCED MANAGED VOLATILITY
         Unit Value 1.30% to 1.70%*
   2014  Lowest contract charge 1.30% Class B         $12.87            --                 --             --         4.89%
         Highest contract charge 1.70% Class B        $12.44            --                 --             --         4.45%
         All contract charges                             --           445           $  5,631           2.50%
2013(t)  Lowest contract charge 1.30% Class B         $12.27            --                 --             --        13.09%
         Highest contract charge 1.70% Class B        $11.91            --                 --             --        12.57%
         All contract charges                             --           397           $  4,815           2.60%
2012(s)  Lowest contract charge 0.95% Class B         $11.10            --                 --             --        10.23%
         Highest contract charge 1.80% Class B        $10.51            --                 --             --         9.25%
         All contract charges                             --        58,584           $627,808           3.26%
2011(s)  Lowest contract charge 0.95% Class B         $10.07            --                 --             --        (0.89)%
         Highest contract charge 1.80% Class B        $ 9.62            --                 --             --        (1.74)%
         All contract charges                             --        53,542           $523,704           3.36%
2010(s)  Lowest contract charge 0.50% Class B         $10.36            --                 --             --        10.68%
         Highest contract charge 1.90% Class B        $ 9.75            --                 --             --         9.18%
         All contract charges                             --        54,951           $545,194           2.96%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                             YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------------------------------------
                                                                 UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                      UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                      ---------- ----------------- ----------------- -------------- ---------
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY
          Unit Value 1.30% to 1.70%*
   2014   Lowest contract charge 1.30% Class A          $18.24            --                 --             --         0.83%
          Highest contract charge 1.70% Class A         $17.86            --                 --             --         0.39%
          All contract charges                              --           171           $  3,093           0.02%
2013(t)   Lowest contract charge 1.30% Class A          $18.09            --                 --             --        34.90%
          Highest contract charge 1.70% Class A         $17.79            --                 --             --        34.37%
          All contract charges                              --           230           $  4,119           0.12%
2012(r)   Lowest contract charge 1.30% Class A (e)      $13.41            --                 --             --         5.18%
          Highest contract charge 1.70% Class A (e)     $13.24            --                 --             --         4.91%
          All contract charges                              --            27           $    362           1.79%
2012(s)   Lowest contract charge 1.30% Class A          $13.41            --                 --             --        15.31%
          Highest contract charge 1.70% Class A         $13.24            --                 --             --        14.83%
          All contract charges                              --           163           $  2,174           0.70%
2011(s)   Lowest contract charge 1.30% Class A          $11.63            --                 --             --       (10.54)%
          Highest contract charge 1.70% Class A         $11.53            --                 --             --       (10.90)%
          All contract charges                              --           170           $  1,967           0.14%
2010(s)   Lowest contract charge 1.30% Class A          $13.00            --                 --             --        22.99%
          Highest contract charge 1.70% Class A         $12.94            --                 --             --        22.42%
          All contract charges                              --           109           $  1,418           0.19%
AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY
          Unit Value 1.30% to 1.70%*
   2014   Lowest contract charge 1.30% Class B          $13.94            --                 --             --         0.87%
          Highest contract charge 1.70% Class B         $13.47            --                 --             --         0.37%
          All contract charges                              --           603           $  8,255           0.02%
2013(t)   Lowest contract charge 1.30% Class B          $13.82            --                 --             --        34.83%
          Highest contract charge 1.70% Class B         $13.42            --                 --             --        34.33%
          All contract charges                              --           510           $  6,962           0.12%
2012(s)   Lowest contract charge 1.20% Class B          $10.31            --                 --             --        15.32%
          Highest contract charge 1.70% Class B         $ 9.99            --                 --             --        14.83%
          All contract charges                              --        13,174           $133,342           0.70%
2011(s)   Lowest contract charge 1.20% Class B          $ 8.94            --                 --             --       (10.60)%
          Highest contract charge 1.90% Class B         $ 8.60            --                 --             --       (11.34)%
          All contract charges                              --        14,016           $123,318           0.14%
2010(s)   Lowest contract charge 0.50% Class B          $10.31            --                 --             --        23.62%
          Highest contract charge 1.90% Class B         $ 9.70            --                 --             --        21.86%
          All contract charges                              --        13,485           $133,212           0.19%
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY
          Unit Value 1.30% to 1.70%*
   2014   Lowest contract charge 1.30% Class A          $15.16            --                 --             --         4.12%
          Highest contract charge 1.70% Class A         $14.84            --                 --             --         3.63%
          All contract charges                              --           431           $  6,475           1.96%
2013(t)   Lowest contract charge 1.30% Class A          $14.56            --                 --             --        21.74%
          Highest contract charge 1.70% Class A         $14.32            --                 --             --        21.25%
          All contract charges                              --           242           $  3,504           1.27%
2012(r)   Lowest contract charge 1.30% Class A (e)      $11.96            --                 --             --         4.91%
          Highest contract charge 1.65% Class A (e)     $11.83            --                 --             --         4.69%
          All contract charges                              --            30           $    354           5.82%
2012(s)   Lowest contract charge 1.30% Class A          $11.96            --                 --             --        13.15%
          Highest contract charge 1.70% Class A         $11.81            --                 --             --        12.80%
          All contract charges                              --           101           $  1,186           1.75%
2011(s)   Lowest contract charge 1.30% Class A          $10.57            --                 --             --        (5.37)%
          Highest contract charge 1.70% Class A         $10.47            --                 --             --        (5.85)%
          All contract charges                              --            89           $    940           1.78%
2010(s)   Lowest contract charge 1.30% Class A          $11.17            --                 --             --         9.19%
          Highest contract charge 1.70% Class A         $11.12            --                 --             --         8.70%
          All contract charges                              --            40           $    455           1.99%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                             YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------------------------------------
                                                                 UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                      UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                      ---------- ----------------- ----------------- -------------- ---------
AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY
          Unit Value 1.30% to 1.70%*
   2014   Lowest contract charge 1.30% Class B          $11.08             --                 --            --         4.14%
          Highest contract charge 1.70% Class B         $10.74             --                 --            --         3.67%
          All contract charges                              --            504         $    5,525          1.96%
2013(t)   Lowest contract charge 1.30% Class B          $10.64             --                 --            --        21.60%
          Highest contract charge 1.70% Class B         $10.36             --                 --            --        21.17%
          All contract charges                              --            456         $    4,799          1.27%
2012(s)   Lowest contract charge 1.15% Class B          $ 8.82             --                 --            --        13.37%
          Highest contract charge 1.70% Class B         $ 8.55             --                 --            --        12.80%
          All contract charges                              --        146,245         $1,264,387          1.75%
2011(s)   Lowest contract charge 1.15% Class B          $ 7.78             --                 --            --        (5.58)%
          Highest contract charge 1.90% Class B         $ 7.51             --                 --            --        (6.24)%
          All contract charges                              --        158,716         $1,214,424          1.78%
2010(s)   Lowest contract charge 0.50% Class B          $ 8.43             --                 --            --         9.77%
          Highest contract charge 1.90% Class B         $ 8.01             --                 --            --         8.24%
          All contract charges                              --        169,484         $1,377,768          1.99%
AXA/LOOMIS SAYLES GROWTH
          Unit Value 1.30% to 1.70%*
   2014   Lowest contract charge 1.30% Class A          $16.63             --                 --            --         6.40%
          Highest contract charge 1.70% Class A         $16.29             --                 --            --         5.99%
          All contract charges                              --            833         $   13,769          0.12%
2013(t)   Lowest contract charge 1.30% Class A          $15.63             --                 --            --        25.54%
          Highest contract charge 1.70% Class A         $15.37             --                 --            --        25.06%
          All contract charges                              --            815         $   12,676          0.86%
2012(r)   Lowest contract charge 1.30% Class A (e)      $12.45             --                 --            --         1.14%
          Highest contract charge 1.70% Class A (e)     $12.29             --                 --            --         0.82%
          All contract charges                              --             82         $    1,019          1.86%
2012(s)   Lowest contract charge 1.30% Class A          $12.45             --                 --            --        11.16%
          Highest contract charge 1.70% Class A         $12.29             --                 --            --        10.72%
          All contract charges                              --            664         $    8,235          0.84%
2011(s)   Lowest contract charge 1.30% Class A          $11.20             --                 --            --        (1.82)%
          Highest contract charge 1.70% Class A         $11.10             --                 --            --         1.37%
          All contract charges                              --            665         $    7,428          0.52%
2010(s)   Lowest contract charge 1.30% Class A          $11.00             --                 --            --         7.00%
          Highest contract charge 1.70% Class A         $10.95             --                 --            --         6.62%
          All contract charges                              --            458         $    5,029          0.56%
AXA/LOOMIS SAYLES GROWTH
          Unit Value 1.20% to 1.70%*
   2014   Lowest contract charge 1.20% Class B          $11.16             --                 --            --         6.49%
          Highest contract charge 1.70% Class B         $15.69             --                 --            --         6.01%
          All contract charges                              --            179         $    2,603          0.12%
2013(t)   Lowest contract charge 1.30% Class B          $14.94             --                 --            --        25.65%
          Highest contract charge 1.70% Class B         $14.80             --                 --            --        25.11%
          All contract charges                              --            141         $    2,105          0.86%
2012(s)   Lowest contract charge 1.20% Class B          $ 6.09             --                 --            --        11.13%
          Highest contract charge 1.80% Class B         $ 5.59             --                 --            --        10.47%
          All contract charges                              --         33,604         $  164,631          0.84%
2011(s)   Lowest contract charge 1.20% Class B          $ 5.48             --                 --            --         1.67%
          Highest contract charge 1.90% Class B         $ 4.99             --                 --            --         0.81%
          All contract charges                              --         34,861         $  153,640          0.52%
2010(s)   Lowest contract charge 0.50% Class B          $ 5.87             --                 --            --         7.71%
          Highest contract charge 1.90% Class B         $ 4.95             --                 --            --         6.22%
          All contract charges                              --         38,121         $  169,152          0.56%
AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY
          Unit Value 1.30% to 1.70%*
   2014   Lowest contract charge 1.30% Class A          $16.70             --                 --            --         8.30%
          Highest contract charge 1.70% Class A         $16.35             --                 --            --         7.85%
          All contract charges                              --             76         $    1,232          2.03%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                          YEARS ENDED DECEMBER 31,
                                   ---------------------------------------------------------------------
                                              UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                   UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                   ---------- ----------------- ----------------- -------------- ---------
AXA/MUTUAL LARGE CAP EQUITY
MANAGED VOLATILITY (CONTINUED)
2013(t)  Lowest contract charge
          1.30% Class A              $15.42            --                 --             --        27.54%
         Highest contract charge
          1.70% Class A              $15.16            --                 --             --        27.07%
         All contract charges            --            76           $  1,172           0.71%
2012(r)  Lowest contract charge
          1.30% Class A (e)          $12.09            --                 --             --         3.51%
         Highest contract charge
          1.70% Class A (e)          $11.93            --                 --             --         3.20%
         All contract charges            --             4           $     49           2.13%
2012(s)  Lowest contract charge
          1.30% Class A              $12.09            --                 --             --        12.78%
         Highest contract charge
          1.70% Class A              $11.93            --                 --             --        12.23%
         All contract charges            --            84           $  1,023           1.34%
2011(s)  Lowest contract charge
          1.30% Class A              $10.72            --                 --             --        (5.47)%
         Highest contract charge
          1.70% Class A              $10.63            --                 --             --        (5.85)%
         All contract charges            --            77           $    816           0.90%
2010(s)  Lowest contract charge
          1.30% Class A              $11.34            --                 --             --        10.74%
         Highest contract charge
          1.70% Class A              $11.29            --                 --             --        10.25%
         All contract charges            --            47           $    529           1.81%
AXA/MUTUAL LARGE CAP EQUITY
MANAGED VOLATILITY
         Unit Value 1.30% to
          1.70%*
   2014  Lowest contract charge
          1.30% Class B              $13.15            --                 --             --         8.23%
         Highest contract charge
          1.70% Class B              $12.72            --                 --             --         7.89%
         All contract charges            --           201           $  2,588           2.03%
2013(t)  Lowest contract charge
          1.30% Class B              $12.15            --                 --             --        27.63%
         Highest contract charge
          1.70% Class B (f)          $11.79            --                 --             --        18.61%
         All contract charges            --           155           $  1,865           0.71%
2012(s)  Lowest contract charge
          0.95% Class B              $ 9.74            --                 --             --        13.12%
         Highest contract charge
          1.80% Class B              $ 9.22            --                 --             --        12.17%
         All contract charges            --        20,477           $192,474           1.34%
2011(s)  Lowest contract charge
          0.95% Class B              $ 8.61            --                 --             --        (5.38)%
         Highest contract charge
          1.80% Class B              $ 8.22            --                 --             --        (6.16)%
         All contract charges            --        23,086           $192,936           0.90%
2010(s)  Lowest contract charge
          0.50% Class B              $ 9.28            --                 --             --        11.40%
         Highest contract charge
          1.90% Class B              $ 8.73            --                 --             --         9.81%
         All contract charges            --        25,932           $230,267           1.81%
AXA/TEMPLETON GLOBAL EQUITY
MANAGED VOLATILITY
         Unit Value 1.30% to
          1.70%*
   2014  Lowest contract charge
          1.30% Class A              $14.52            --                 --             --        (0.27)%
         Highest contract charge
          1.70% Class A              $14.22            --                 --             --        (0.63)%
         All contract charges            --           263           $  3,814           1.55%
2013(t)  Lowest contract charge
          1.30% Class A              $14.56            --                 --             --        25.30%
         Highest contract charge
          1.70% Class A              $14.31            --                 --             --        24.76%
         All contract charges            --           250           $  3,628           0.87%
2012(r)  Lowest contract charge
          1.30% Class A (e)          $11.62            --                 --             --         7.89%
         Highest contract charge
          1.65% Class A (e)          $11.49            --                 --             --         7.69%
         All contract charges            --            49           $    564           3.60%
2012(s)  Lowest contract charge
          1.30% Class A              $11.62            --                 --             --        17.85%
         Highest contract charge
          1.70% Class A              $11.47            --                 --             --        17.28%
         All contract charges            --           156           $  1,810           1.34%
2011(s)  Lowest contract charge
          1.30% Class A              $ 9.86            --                 --             --        (9.29)%
         Highest contract charge
          1.70% Class A              $ 9.78            --                 --             --        (9.61)%
         All contract charges            --           144           $  1,418           1.77%
2010(s)  Lowest contract charge
          1.30% Class A              $10.87            --                 --             --         6.88%
         Highest contract charge
          1.70% Class A              $10.82            --                 --             --         6.39%
         All contract charges            --            87           $    941           1.48%
AXA/TEMPLETON GLOBAL EQUITY
MANAGED VOLATILITY
         Unit Value 0.30% to
          1.70%*
   2014  Lowest contract charge
          0.30% Class B              $10.37            --                 --             --         0.78%
         Highest contract charge
          1.70% Class B              $11.16            --                 --             --        (0.62)%
         All contract charges            --         1,232           $ 13,865           1.55%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                          YEARS ENDED DECEMBER 31,
                                   ---------------------------------------------------------------------
                                              UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                   UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                   ---------- ----------------- ----------------- -------------- ---------
AXA/TEMPLETON GLOBAL EQUITY
MANAGED VOLATILITY (CONTINUED)
2013(t)  Lowest contract charge
          1.30% Class B              $11.57            --                 --             --        25.35%
         Highest contract charge
          1.70% Class B              $11.23            --                 --             --        24.78%
         All contract charges            --           955           $ 10,886           0.87%
2012(s)  Lowest contract charge
          0.95% Class B              $ 9.44            --                 --             --        18.15%
         Highest contract charge
          1.80% Class B              $ 8.94            --                 --             --        17.17%
         All contract charges            --        21,501           $196,029           1.34%
2011(s)  Lowest contract charge
          0.95% Class B              $ 7.99            --                 --             --        (9.20)%
         Highest contract charge
          1.80% Class B              $ 7.63            --                 --             --        (9.92)%
         All contract charges            --        21,852           $169,531           1.77%
2010(s)  Lowest contract charge
          0.50% Class B              $ 8.97            --                 --             --         7.43%
         Highest contract charge
          1.90% Class B              $ 8.44            --                 --             --         6.03%
         All contract charges            --        22,506           $193,279           1.48%
BLACKROCK GLOBAL ALLOCATION V.I.
FUND
         Unit Value 0.30% to
          1.70%*
   2014  Lowest contract charge
          0.30% Class III            $10.39            --                 --             --         1.66%
         Highest contract charge
          1.70% Class III            $12.61            --                 --             --         0.24%
         All contract charges            --         6,696           $ 83,065           2.52%
2013(t)  Lowest contract charge
          0.65% Class III            $11.94            --                 --             --        13.61%
         Highest contract charge
          1.70% Class III            $12.58            --                 --             --        12.42%
         All contract charges            --         5,103           $ 64,719           1.20%
2012(r)  Lowest contract charge
          1.30% Class III (e)        $11.33            --                 --             --         2.16%
         Highest contract charge
          1.70% Class III (e)        $11.19            --                 --             --         1.91%
         All contract charges            --           680           $  7,678           3.42%
2012(s)  Lowest contract charge
          0.65% Class III            $10.51            --                 --             --         9.25%
         Highest contract charge
          1.70% Class III            $11.19            --                 --             --         8.12%
         All contract charges            --         3,309           $     37           1.52%
2011(s)  Lowest contract charge
          0.65% Class III (b)        $ 9.62            --                 --             --        (5.59)%
         Highest contract charge
          1.70% Class III            $10.35            --                 --             --        (5.31)%
         All contract charges            --         2,891           $ 30,083           3.14%
2010(s)  Lowest contract charge
          1.30% Class III            $10.98            --                 --             --         8.39%
         Highest contract charge
          1.70% Class III            $10.93            --                 --             --         7.90%
         All contract charges            --         1,831           $ 20,063           2.23%
BLACKROCK GLOBAL OPPORTUNITIES
V.I. FUND
         Unit Value 0.30% to
          1.25%*
   2014  Lowest contract charge
          0.30% Class III            $ 9.98            --                 --             --        (4.68)%
         Highest contract charge
          1.25% Class III            $ 9.86            --                 --             --        (5.65)%
         All contract charges            --           144           $  1,430           1.36%
   2013  Lowest contract charge
          1.20% Class III (h)        $10.45            --                 --             --         5.03%
         Highest contract charge
          1.25% Class III (h)        $10.45            --                 --             --         5.03%
         All contract charges            --             3           $     27           0.17%
BLACKROCK LARGE CAP GROWTH V.I
FUND
         Unit Value 0.65% to
          1.70%*
   2014  Lowest contract charge
          0.65% Class III            $18.10            --                 --             --        13.27%
         Highest contract charge
          1.70% Class III            $19.39            --                 --             --        12.02%
         All contract charges            --         1,264           $ 24,892           0.46%
2013(t)  Lowest contract charge
          0.65% Class III            $15.98            --                 --             --        32.72%
         Highest contract charge
          1.70% Class III            $17.31            --                 --             --        31.34%
         All contract charges            --           882           $ 15,474           0.66%
2012(r)  Lowest contract charge
          1.30% Class III (e)        $13.35            --                 --             --        (1.55)%
         Highest contract charge
          1.65% Class III (e)        $13.20            --                 --             --        (1.79)%
         All contract charges            --            88           $  1,179           2.94%
2012(s)  Lowest contract charge
          0.65% Class III            $12.04            --                 --             --        14.02%
         Highest contract charge
          1.70% Class III            $13.18            --                 --             --        12.84%
         All contract charges            --           490           $      7           1.21%
2011(s)  Lowest contract charge
          0.65% Class III (b)        $10.56            --                 --             --        (2.22)%
         Highest contract charge
          1.70% Class III            $11.68            --                 --             --         0.60%
         All contract charges            --           429           $  5,041           0.95%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                           YEARS ENDED DECEMBER 31,
                                                    ---------------------------------------------------------------------
                                                               UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                    UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                    ---------- ----------------- ----------------- -------------- ---------
BLACKROCK LARGE CAP GROWTH V.I FUND (CONTINUED)
2010(s)  Lowest contract charge 1.30% Class III       $11.67           --                 --              --        13.63%
         Highest contract charge 1.70% Class III      $11.61           --                 --              --        13.16%
         All contract charges                             --          158             $1,845            1.10%
CHARTER/SM/ AGGRESSIVE GROWTH
         Unit Value 1.20% to 1.25%*
   2014  Lowest contract charge 1.20% Class B         $10.16           --                 --              --         0.00%
         Highest contract charge 1.25% Class B        $10.15           --                 --              --        (0.10)%
         All contract charges                             --          302             $3,066            1.76%
   2013  Lowest contract charge 1.20% Class B (h)     $10.16           --                 --              --         1.80%
         Highest contract charge 1.25% Class B (h)    $10.16           --                 --              --         1.80%
         All contract charges                             --           13             $  130            2.10%
CHARTER/SM/ ALTERNATIVE 100 CONSERVATIVE PLUS
         Unit Value 1.20% to 1.25%*
   2014  Lowest contract charge 1.20% Class B         $ 9.93           --                 --              --        (0.30)%
         Highest contract charge 1.25% Class B        $ 9.92           --                 --              --        (0.40)%
         All contract charges                             --          189             $1,877            1.89%
   2013  Lowest contract charge 1.20% Class B (h)     $ 9.96           --                 --              --         0.40%
         Highest contract charge 1.25% Class B (h)    $ 9.96           --                 --              --         0.50%
         All contract charges                             --           14             $  136            1.87%
CHARTER/SM/ ALTERNATIVE 100 GROWTH
         Unit Value 1.20% to 1.25%*
   2014  Lowest contract charge 1.20% Class B         $ 9.50           --                 --              --        (3.06)%
         Highest contract charge 1.25% Class B        $ 9.49           --                 --              --        (3.16)%
         All contract charges                             --          193             $1,830            2.34%
   2013  Lowest contract charge 1.20% Class B (h)     $ 9.80           --                 --              --        (0.31)%
         Highest contract charge 1.20% Class B (h)    $ 9.80           --                 --              --        (0.31)%
         All contract charges                             --            2             $   20            1.43%
CHARTER/SM/ ALTERNATIVE 100 MODERATE
         Unit Value 1.20% to 1.25%*
   2014  Lowest contract charge 1.20% Class B         $ 9.75           --                 --              --        (1.32)%
         Highest contract charge 1.25% Class B        $ 9.74           --                 --              --        (1.42)%
         All contract charges                             --          388             $3,780            2.24%
   2013  Lowest contract charge 1.20% Class B (h)     $ 9.88           --                 --              --         0.10%
         Highest contract charge 1.25% Class B (h)    $ 9.88           --                 --              --         0.10%
         All contract charges                             --           31             $  309            1.74%
CHARTER/SM/ CONSERVATIVE
         Unit Value 1.20% to 1.25%*
   2014  Lowest contract charge 1.20% Class B         $10.08           --                 --              --         0.80%
         Highest contract charge 1.25% Class B        $10.07           --                 --              --         0.70%
         All contract charges                             --          945             $9,527            2.79%
   2013  Lowest contract charge 1.20% Class B (h)     $10.00           --                 --              --         0.30%
         Highest contract charge 1.25% Class B (h)    $10.00           --                 --              --         0.30%
         All contract charges                             --           70             $  700            1.50%
CHARTER/SM/ EQUITY
         Unit Value 1.20% to 1.25%*
   2014  Lowest contract charge 1.20% Class B         $10.45           --                 --              --         1.06%
         Highest contract charge 1.25% Class B        $10.44           --                 --              --         0.97%
         All contract charges                             --          110             $1,142            1.26%
   2013  Lowest contract charge 1.20% Class B (h)     $10.34           --                 --              --         2.89%
         Highest contract charge 1.20% Class B (h)    $10.34           --                 --              --         2.89%
         All contract charges                             --            3             $   36            1.87%
CHARTER/SM/ FIXED INCOME
         Unit Value 1.20% to 1.25%*
   2014  Lowest contract charge 1.20% Class B         $ 9.98           --                 --              --         0.60%
         Highest contract charge 1.25% Class B        $ 9.97           --                 --              --         0.50%
         All contract charges                             --          112             $1,124            2.46%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                            UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                 UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                 ---------- ----------------- ----------------- -------------- ---------
CHARTER/SM/ FIXED INCOME (CONTINUED)
2013  Lowest contract charge 1.20% Class B (h)     $ 9.92            --                 --             --        (0.20)%
      Highest contract charge 1.25% Class B (h)    $ 9.92            --                 --             --        (0.20)%
      All contract charges                             --             5            $    56           1.49%
CHARTER/SM/ GROWTH
      Unit Value 1.20% to 1.25%*
2014  Lowest contract charge 1.20% Class B         $10.17            --                 --             --         0.49%
      Highest contract charge 1.25% Class B        $10.16            --                 --             --         0.40%
      All contract charges                             --         1,004            $10,199           1.88%
2013  Lowest contract charge 1.20% Class B (h)     $10.12            --                 --             --         1.40%
      Highest contract charge 1.25% Class B (h)    $10.12            --                 --             --         1.40%
      All contract charges                             --           171            $ 1,727           1.54%
CHARTER/SM/ INCOME STRATEGIES
      Unit Value 1.20% to 1.25%*
2014  Lowest contract charge 1.20% Class B         $10.30            --                 --             --         3.31%
      Highest contract charge 1.25% Class B        $10.29            --                 --             --         3.21%
      All contract charges                             --           242            $ 2,490           3.58%
2013  Lowest contract charge 1.20% Class B (h)     $ 9.97            --                 --             --         0.10%
      Highest contract charge 1.25% Class B (h)    $ 9.97            --                 --             --         0.10%
      All contract charges                             --             2            $    22           2.30%
CHARTER/SM/ INTEREST RATE STRATEGIES
      Unit Value 1.20% to 1.25%*
2014  Lowest contract charge 1.20% Class B (i)     $10.11            --                 --             --         1.30%
      Highest contract charge 1.25% Class B (i)    $10.10            --                 --             --         1.20%
      All contract charges                             --           444            $ 4,489           3.00%
CHARTER/SM/ INTERNATIONAL CONSERVATIVE
      Unit Value 1.20% to 1.25%*
2014  Lowest contract charge 1.20% Class B         $ 9.72            --                 --             --        (1.62)%
      Highest contract charge 1.25% Class B        $ 9.71            --                 --             --        (1.72)%
      All contract charges                             --            45            $   436           3.10%
2013  Lowest contract charge 1.20% Class B (h)     $ 9.88            --                 --             --         0.20%
      Highest contract charge 1.25% Class B (h)    $ 9.88            --                 --             --         0.20%
      All contract charges                             --             2            $    20           1.51%
CHARTER/SM/ INTERNATIONAL GROWTH
      Unit Value 1.20% to 1.25%*
2014  Lowest contract charge 1.20% Class B (i)     $ 9.82            --                 --             --        (1.01)%
      Highest contract charge 1.25% Class B (i)    $ 9.82            --                 --             --        (1.01)%
      All contract charges                             --            59            $   574           3.04%
CHARTER/SM/ INTERNATIONAL MODERATE
      Unit Value 1.20% to 1.25%*
2014  Lowest contract charge 1.20% Class B         $ 9.75            --                 --             --        (1.52)%
      Highest contract charge 1.25% Class B        $ 9.74            --                 --             --        (1.62)%
      All contract charges                             --            84            $   815           3.08%
2013  Lowest contract charge 1.25% Class B (h)     $ 9.90            --                 --             --         0.30%
      Highest contract charge 1.25% Class B (h)    $ 9.90            --                 --             --         0.30%
      All contract charges                             --            --            $     2           1.50%
CHARTER/SM/ MODERATE
      Unit Value 1.20% to 1.25%*
2014  Lowest contract charge 1.20% Class B         $10.12            --                 --             --         0.60%
      Highest contract charge 1.25% Class B        $10.11            --                 --             --         0.50%
      All contract charges                             --         1,347            $13,626           2.50%
2013  Lowest contract charge 1.20% Class B (h)     $10.06            --                 --             --         0.80%
      Highest contract charge 1.25% Class B (h)    $10.06            --                 --             --         0.80%
      All contract charges                             --            44            $   446           1.57%
CHARTER/SM/ MODERATE GROWTH
      Unit Value 1.20% to 1.25%*
2014  Lowest contract charge 1.20% Class B         $10.18            --                 --             --         0.69%
      Highest contract charge 1.25% Class B        $10.17            --                 --             --         0.59%
      All contract charges                             --           850            $ 8,641           2.28%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                           YEARS ENDED DECEMBER 31,
                                                    ---------------------------------------------------------------------
                                                               UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                    UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                    ---------- ----------------- ----------------- -------------- ---------
CHARTER/SM/ MODERATE GROWTH (CONTINUED)
   2013  Lowest contract charge 1.20% Class B (h)     $10.11            --                 --             --         1.30%
         Highest contract charge 1.25% Class B (h)    $10.11            --                 --             --         1.30%
         All contract charges                             --            38           $    380           1.83%
CHARTER/SM/ MULTI-SECTOR BOND
         Unit Value 1.30% to 1.70%*
   2014  Lowest contract charge 1.30% Class B         $11.60            --                 --             --         1.05%
         Highest contract charge 1.70% Class B        $27.33            --                 --             --         0.63%
         All contract charges                             --           209           $  2,730           2.51%
2013(t)  Lowest contract charge 1.30% Class B         $11.48            --                 --             --        (2.21)%
         Highest contract charge 1.70% Class B        $27.16            --                 --             --        (2.55)%
         All contract charges                             --           218           $  2,823           3.77%
2012(s)  Lowest contract charge 0.95% Class B         $33.96            --                 --             --         4.33%
         Highest contract charge 1.90% Class B        $26.43            --                 --             --         3.32%
         All contract charges                             --        39,559           $646,802           2.34%
2011(s)  Lowest contract charge 0.95% Class B         $32.55            --                 --             --         4.09%
         Highest contract charge 1.90% Class B        $25.58            --                 --             --         3.06%
         All contract charges                             --        38,474           $614,218           3.81%
2010(s)  Lowest contract charge 0.50% Class B         $34.87            --                 --             --         6.12%
         Highest contract charge 1.90% Class B        $24.82            --                 --             --         4.64%
         All contract charges                             --        39,770           $619,466           2.62%
CHARTER/SM/ REAL ASSETS
         Unit Value 1.20% to 1.25%*
   2014  Lowest contract charge 1.20% Class B (i)     $ 9.58            --                 --             --        (1.24)%
         Highest contract charge 1.25% Class B (i)    $ 9.58            --                 --             --        (1.14)%
         All contract charges                             --            91           $    869           2.86%
CHARTER/SM/ SMALL CAP GROWTH
         Unit Value 0.30% to 1.70%*
   2014  Lowest contract charge 0.30% Class B         $10.27            --                 --             --        (2.93)%
         Highest contract charge 1.70% Class B        $10.38            --                 --             --        (4.24)%
         All contract charges                             --           892           $  7,627           0.00%
2013(t)  Lowest contract charge 1.30% Class B         $ 6.64            --                 --             --        45.93%
         Highest contract charge 1.70% Class B        $10.84            --                 --             --        45.31%
         All contract charges                             --           738           $  6,370           0.00%
2012(s)  Lowest contract charge 0.95% Class B         $ 8.30            --                 --             --        10.23%
         Highest contract charge 1.80% Class B        $ 7.35            --                 --             --         9.38%
         All contract charges                             --        26,202           $179,471           0.00%
2011(s)  Lowest contract charge 0.95% Class B         $ 7.53            --                 --             --       (16.43)%
         Highest contract charge 1.80% Class B        $ 6.72            --                 --             --       (17.24)%
         All contract charges                             --        28,274           $177,376             --
2010(s)  Lowest contract charge 0.50% Class B         $ 9.52            --                 --             --        26.93%
         Highest contract charge 1.90% Class B        $ 8.02            --                 --             --        25.12%
         All contract charges                             --        31,439           $238,081             --
CHARTER/SM/ SMALL CAP VALUE
         Unit Value 1.20% to 1.70%*
   2014  Lowest contract charge 1.20% Class B         $ 9.81            --                 --             --        (6.21)%
         Highest contract charge 1.70% Class B        $21.07            --                 --             --        (6.73)%
         All contract charges                             --           731           $ 12,106           0.19%
2013(t)  Lowest contract charge 1.20% Class B (h)     $10.46            --                 --             --         4.70%
         Highest contract charge 1.70% Class B        $22.59            --                 --             --        40.31%
         All contract charges                             --           584           $ 11,411           0.75%
2012(r)  Lowest contract charge 1.30% Class B (e)     $12.93            --                 --             --         3.94%
         Highest contract charge 1.65% Class B (e)    $12.55            --                 --             --         3.72%
         All contract charges                             --             9           $    117           1.05%
2012(s)  Lowest contract charge 0.95% Class B         $18.04            --                 --             --        15.64%
         Highest contract charge 1.90% Class B        $15.61            --                 --             --        14.53%
         All contract charges                             --        26,271           $381,733           0.57%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                                 YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------------------------------------
                                                                     UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                          UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                          ---------- ----------------- ----------------- -------------- ---------
CHARTER/SM/ SMALL CAP VALUE (CONTINUED)
2011(s)  Lowest contract charge 0.95% Class B               $15.60             --                 --            --        (9.88)%
         Highest contract charge 1.90% Class B              $13.63             --                 --            --       (10.74)%
         All contract charges                                   --         28,939         $  365,540          0.07%
2010(s)  Lowest contract charge 0.50% Class B               $18.36             --                 --            --        23.89%
         Highest contract charge 1.90% Class B              $15.27             --                 --            --        22.16%
         All contract charges                                   --         32,868         $  463,526          0.15%
CLEARBRIDGE VARIABLE AGGRESSIVE GROWTH PORTFOLIO
         Unit Value 1.20% to 1.70%*
   2014  Lowest contract charge 1.20% Class II (j)          $10.64             --                 --            --         6.93%
         Highest contract charge 1.70% Class II (j)         $10.61             --                 --            --         6.63%
         All contract charges                                   --          1,072         $   11,398          0.00%
CLEARBRIDGE VARIABLE EQUITY INCOME PORTFOLIO
         Unit Value 1.20% to 1.70%*
   2014  Lowest contract charge 1.20% Class II (j)          $10.59             --                 --            --         6.54%
         Highest contract charge 1.70% Class II (j)         $10.56             --                 --            --         6.24%
         All contract charges                                   --            286         $    3,032          4.46%
DELAWARE VIP(R) DIVERSIFIED INCOME SERIES
         Unit Value 1.20% to 1.25%*
   2014  Lowest contract charge 1.20% Service Class         $10.31             --                 --            --         3.72%
         Highest contract charge 1.25% Service Class        $10.31             --                 --            --         3.72%
         All contract charges                                   --            588         $    6,060          0.88%
   2013  Lowest contract charge 1.20% Service Class (h)     $ 9.94             --                 --            --        (0.10)%
         Highest contract charge 1.25% Service Class (h)    $ 9.94             --                 --            --        (0.10)%
         All contract charges                                   --             15         $      144          0.00%
DELAWARE VIP(R) EMERGING MARKETS SERIES
         Unit Value 1.20% to 1.25%*
   2014  Lowest contract charge 1.20% Service Class         $ 8.88             --                 --            --        (9.39)%
         Highest contract charge 1.25% Service Class        $ 8.88             --                 --            --        (9.39)%
         All contract charges                                   --             60         $      537          0.25%
   2013  Lowest contract charge 1.20% Service Class (h)     $ 9.80             --                 --            --         0.72%
         Highest contract charge 1.25% Service Class (h)    $ 9.80             --                 --            --         0.72%
         All contract charges                                   --              5         $       46          0.00%
DELAWARE VIP(R) LIMITED-TERM DIVERSIFIED INCOME SERIES
         Unit Value 1.20% to 1.25%*
   2014  Lowest contract charge 1.20% Service Class         $10.02             --                 --            --         0.40%
         Highest contract charge 1.25% Service Class        $10.01             --                 --            --         0.30%
         All contract charges                                   --            429         $    4,300          1.57%
   2013  Lowest contract charge 1.25% Service Class (h)     $ 9.98             --                 --            --        (0.10)%
         Highest contract charge 1.25% Service Class (h)    $ 9.98             --                 --            --        (0.10)%
         All contract charges                                   --             --         $       --          0.00%
EATON VANCE VT FLOATING-RATE INCOME FUND
         Unit Value 1.20% to 1.25%*
   2014  Lowest contract charge 1.20% Initial Class         $10.00             --                 --            --        (0.50)%
         Highest contract charge 1.25% Initial Class        $ 9.99             --                 --            --        (0.60)%
         All contract charges                                   --            566         $    5,664          3.17%
   2013  Lowest contract charge 1.20% Initial Class (h)     $10.05             --                 --            --         0.20%
         Highest contract charge 1.25% Initial Class (h)    $10.05             --                 --            --         0.20%
         All contract charges                                   --             29         $      290          0.48%
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES
         Unit Value 0.65% to 1.70%*
   2014  Lowest contract charge 0.65% Class B               $12.30             --                 --            --         4.06%
         Highest contract charge 1.70% Class B              $11.81             --                 --            --         2.96%
         All contract charges                                   --        170,494         $2,031,930          0.95%
2013(t)  Lowest contract charge 0.65% Class B               $11.82             --                 --            --        15.43%
         Highest contract charge 1.70% Class B              $11.47             --                 --            --        14.24%
         All contract charges                                   --        115,146         $1,329,120          0.37%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                               YEARS ENDED DECEMBER 31,
                                        ---------------------------------------------------------------------
                                                   UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                        UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                        ---------- ----------------- ----------------- -------------- ---------
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH
STRATEGIES (CONTINUED)
2012(r)  Lowest contract charge 1.30%
          Class B (e)                     $10.12            --                 --             --         1.10%
         Highest contract charge 1.70%
          Class B (e)                     $10.04            --                 --             --         0.80%
         All contract charges                 --        21,714           $219,067           0.86%
2012(s)  Lowest contract charge 0.65%
          Class B                         $10.24            --                 --             --         7.00%
         Highest contract charge 1.70%
          Class B                         $10.04            --                 --             --         5.91%
         All contract charges                 --        33,558           $338,311           0.61%
2011(s)  Lowest contract charge 1.30%
          Class B (c)                     $ 9.51            --                 --             --        (4.90)%
         Highest contract charge 1.70%
          Class B (c)                     $ 9.48            --                 --             --        (5.20)%
         All contract charges                 --         5,946           $ 56,477             --
EQ/ALLIANCEBERNSTEIN SHORT DURATION
GOVERNMENT BOND
         Unit Value 1.20% to 1.25%*
   2014  Lowest contract charge 1.20%
          Class B                         $ 9.80            --                 --             --        (1.71)%
         Highest contract charge 1.25%
          Class B                         $ 9.79            --                 --             --        (1.81)%
         All contract charges                 --            57           $    560           0.00%
   2013  Lowest contract charge 1.20%
          Class B (h)                     $ 9.97            --                 --             --        (0.20)%
         Highest contract charge 1.25%
          Class B (h)                     $ 9.97            --                 --             --        (0.20)%
         All contract charges                 --            23           $    229           0.00%
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
         Unit Value 0.65% to 1.70%*
   2014  Lowest contract charge 0.65%
          Class A                         $17.29            --                 --             --         2.86%
         Highest contract charge 1.70%
          Class A                         $21.66            --                 --             --         1.83%
         All contract charges                 --         1,187           $ 26,079           0.07%
2013(t)  Lowest contract charge 0.65%
          Class A                         $16.81            --                 --             --        37.34%
         Highest contract charge 1.70%
          Class A                         $21.27            --                 --             --        35.82%
         All contract charges                 --           980           $ 21,064           0.06%
2012(r)  Lowest contract charge 1.30%
          Class A (e)                     $15.86            --                 --             --         1.47%
         Highest contract charge 1.70%
          Class A (e)                     $15.66            --                 --             --         1.16%
         All contract charges                 --           152           $  2,377           0.57%
2012(s)  Lowest contract charge 0.65%
          Class A                         $12.24            --                 --             --        14.82%
         Highest contract charge 1.70%
          Class A                         $15.66            --                 --             --        13.64%
         All contract charges                 --           407           $  6,446           0.22%
2011(s)  Lowest contract charge 0.65%
          Class A (b)                     $10.66            --                 --             --        (4.65)%
         Highest contract charge 1.70%
          Class A                         $13.78            --                 --             --        (2.13)%
         All contract charges                 --           258           $  3,572             --
2010(s)  Lowest contract charge 1.30%
          Class A                         $14.14            --                 --             --        31.78%
         Highest contract charge 1.70%
          Class A                         $14.08            --                 --             --        31.34%
         All contract charges                 --           168           $  2,379             --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
         Unit Value 1.20% to 1.70%*
   2014  Lowest contract charge 1.20%
          Class B                         $10.58            --                 --             --         2.32%
         Highest contract charge 1.70%
          Class B                         $29.37            --                 --             --         1.80%
         All contract charges                 --           741           $ 15,872           0.07%
2013(t)  Lowest contract charge 1.20%
          Class B (h)                     $10.34            --                 --             --         4.23%
         Highest contract charge 1.70%
          Class B                         $28.85            --                 --             --        35.83%
         All contract charges                 --           486           $ 12,294           0.06%
2012(s)  Lowest contract charge 0.95%
          Class B                         $23.92            --                 --             --        14.45%
         Highest contract charge 1.90%
          Class B                         $20.57            --                 --             --        13.40%
         All contract charges                 --        23,849           $463,084           0.22%
2011(s)  Lowest contract charge 0.95%
          Class B                         $20.90            --                 --             --        (1.55)%
         Highest contract charge 1.90%
          Class B                         $18.14            --                 --             --        (2.53)%
         All contract charges                 --        25,346           $432,523             --
2010(s)  Lowest contract charge 0.50%
          Class B                         $22.59            --                 --             --        32.57%
         Highest contract charge 1.90%
          Class B                         $18.61            --                 --             --        30.69%
         All contract charges                 --        26,419           $462,036             --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                           YEARS ENDED DECEMBER 31,
                                                    ---------------------------------------------------------------------
                                                               UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                    UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                    ---------- ----------------- ----------------- -------------- ---------
EQ/BLACKROCK BASIC VALUE EQUITY
         Unit Value 0.65% to 1.70%*
   2014  Lowest contract charge 0.65% Class A         $17.01            --                 --             --         9.04%
         Highest contract charge 1.70% Class A        $17.85            --                 --             --         7.85%
         All contract charges                             --         5,944           $107,665           1.22%
2013(t)  Lowest contract charge 0.65% Class A         $15.60            --                 --             --        36.84%
         Highest contract charge 1.70% Class A        $16.55            --                 --             --        35.43%
         All contract charges                             --         4,625           $ 77,441           1.90%
2012(r)  Lowest contract charge 1.30% Class A (e)     $12.38            --                 --             --         1.39%
         Highest contract charge 1.70% Class A (e)    $12.22            --                 --             --         1.08%
         All contract charges                             --           574           $  7,070           3.26%
2012(s)  Lowest contract charge 0.65% Class A         $11.40            --                 --             --        12.87%
         Highest contract charge 1.70% Class A        $12.22            --                 --             --        11.70%
         All contract charges                             --         2,719           $ 33,523           1.53%
2011(s)  Lowest contract charge 0.65% Class A (b)     $10.10            --                 --             --        (6.57)%
         Highest contract charge 1.70% Class A        $10.94            --                 --             --        (4.54)%
         All contract charges                             --         2,342           $ 25,770           1.26%
2010(s)  Lowest contract charge 1.30% Class A         $11.51            --                 --             --        11.10%
         Highest contract charge 1.70% Class A        $11.46            --                 --             --        10.62%
         All contract charges                             --         1,070           $ 12,298           1.30%
EQ/BLACKROCK BASIC VALUE EQUITY
         Unit Value 1.20% to 1.25%*
   2014  Lowest contract charge 1.20% Class B         $11.31            --                 --             --         8.33%
         Highest contract charge 1.25% Class B        $11.30            --                 --             --         8.34%
         All contract charges                             --           615           $  6,959           1.22%
   2013  Lowest contract charge 1.20% Class B (h)     $10.44            --                 --             --         3.06%
         Highest contract charge 1.25% Class B (h)    $10.43            --                 --             --         2.96%
         All contract charges                             --            45           $    475           1.90%
EQ/BOSTON ADVISORS EQUITY INCOME
         Unit Value 1.30% to 1.70%*
   2014  Lowest contract charge 1.30% Class A         $18.56            --                 --             --         7.28%
         Highest contract charge 1.70% Class A        $18.18            --                 --             --         6.82%
         All contract charges                             --         1,057           $ 19,484           1.61%
2013(t)  Lowest contract charge 1.30% Class A         $17.30            --                 --             --        29.98%
         Highest contract charge 1.70% Class A        $17.02            --                 --             --        29.53%
         All contract charges                             --         1,120           $ 19,272           2.37%
2012(r)  Lowest contract charge 1.30% Class A (e)     $13.31            --                 --             --         4.72%
         Highest contract charge 1.70% Class A (e)    $13.14            --                 --             --         4.37%
         All contract charges                             --           231           $  3,057           4.91%
2012(s)  Lowest contract charge 1.30% Class A         $13.31            --                 --             --        16.24%
         Highest contract charge 1.70% Class A        $13.14            --                 --             --        15.77%
         All contract charges                             --           439           $  5,807           2.13%
2011(s)  Lowest contract charge 1.30% Class A         $11.45            --                 --             --        (1.46)%
         Highest contract charge 1.70% Class A        $11.35            --                 --             --        (1.90)%
         All contract charges                             --           221           $  2,525           1.90%
2010(s)  Lowest contract charge 1.30% Class A         $11.62            --                 --             --        14.48%
         Highest contract charge 1.70% Class A        $11.57            --                 --             --        14.10%
         All contract charges                             --            77           $    889           2.49%
EQ/BOSTON ADVISORS EQUITY INCOME
         Unit Value 1.20% to 1.70%*
   2014  Lowest contract charge 1.20% Class B         $11.26            --                 --             --         7.44%
         Highest contract charge 1.70% Class B        $ 8.73            --                 --             --         6.72%
         All contract charges                             --         1,303           $  8,344           1.61%
2013(t)  Lowest contract charge 1.30% Class B (h)     $10.48            --                 --             --         3.05%
         Highest contract charge 1.70% Class B        $ 8.18            --                 --             --        29.64%
         All contract charges                             --         1,101           $  5,734           2.37%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                           YEARS ENDED DECEMBER 31,
                                                    ---------------------------------------------------------------------
                                                               UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                    UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                    ---------- ----------------- ----------------- -------------- ---------
EQ/BOSTON ADVISORS EQUITY INCOME (CONTINUED)
2012(s)  Lowest contract charge 0.95% Class B         $ 7.03            --                 --             --        16.58%
         Highest contract charge 1.90% Class B        $ 6.13            --                 --             --        15.44%
         All contract charges                             --        53,849           $285,945           2.13%
2011(s)  Lowest contract charge 0.95% Class B         $ 6.03            --                 --             --        (1.31)%
         Highest contract charge 1.90% Class B        $ 5.31            --                 --             --        (2.39)%
         All contract charges                             --        46,896           $212,989           1.90%
2010(s)  Lowest contract charge 0.50% Class B         $ 6.45            --                 --             --        15.18%
         Highest contract charge 1.90% Class B        $ 5.44            --                 --             --        13.57%
         All contract charges                             --        45,605           $214,535           2.49%
EQ/CALVERT SOCIALLY RESPONSIBLE
         Unit Value 1.20% to 1.70%*
   2014  Lowest contract charge 1.20% Class B         $11.75            --                 --             --        12.33%
         Highest contract charge 1.70% Class B        $12.41            --                 --             --        11.70%
         All contract charges                             --            95           $  1,372           0.94%
2013(t)  Lowest contract charge 1.30% Class B         $15.50            --                 --             --        32.59%
         Highest contract charge 1.70% Class B (f)    $11.11            --                 --             --        23.17%
         All contract charges                             --            61           $    825           0.79%
2012(s)  Lowest contract charge 1.20% Class B         $ 9.00            --                 --             --        15.24%
         Highest contract charge 1.80% Class B        $ 8.30            --                 --             --        14.64%
         All contract charges                             --         4,542           $ 47,200           0.98%
2011(s)  Lowest contract charge 1.20% Class B         $ 7.81            --                 --             --        (0.89)%
         Highest contract charge 1.80% Class B        $ 7.24            --                 --             --        (1.50)%
         All contract charges                             --         4,681           $ 42,315           0.35%
2010(s)  Lowest contract charge 0.50% Class B         $ 8.54            --                 --             --        11.93%
         Highest contract charge 1.90% Class B        $ 7.27            --                 --             --        10.49%
         All contract charges                             --         5,101           $ 46,879           0.05%
EQ/CAPITAL GUARDIAN RESEARCH
         Unit Value 1.30% to 1.70%*
   2014  Lowest contract charge 1.30% Class A         $20.19            --                 --             --         9.08%
         Highest contract charge 1.70% Class A        $19.78            --                 --             --         8.62%
         All contract charges                             --           558           $ 11,176           0.76%
2013(t)  Lowest contract charge 1.30% Class A         $18.51            --                 --             --        30.08%
         Highest contract charge 1.70% Class A        $18.21            --                 --             --        29.61%
         All contract charges                             --           453           $  8,324           1.76%
2012(r)  Lowest contract charge 1.30% Class A (e)     $14.23            --                 --             --         5.10%
         Highest contract charge 1.65% Class A (e)    $14.07            --                 --             --         4.84%
         All contract charges                             --            33           $    472           2.26%
2012(s)  Lowest contract charge 1.30% Class A         $14.23            --                 --             --        15.88%
         Highest contract charge 1.70% Class A        $14.05            --                 --             --        15.35%
         All contract charges                             --           146           $  2,073           0.89%
2011(s)  Lowest contract charge 1.30% Class A         $12.28            --                 --             --         2.85%
         Highest contract charge 1.70% Class A        $12.18            --                 --             --         2.53%
         All contract charges                             --            90           $  1,098           0.71%
2010(s)  Lowest contract charge 1.30% Class A         $11.94            --                 --             --        14.59%
         Highest contract charge 1.70% Class A        $11.88            --                 --             --        14.12%
         All contract charges                             --            50           $    602           0.74%
EQ/CAPITAL GUARDIAN RESEARCH
         Unit Value 1.30% to 1.70%*
   2014  Lowest contract charge 1.30% Class B         $20.29            --                 --             --         9.09%
         Highest contract charge 1.70% Class B        $18.41            --                 --             --         8.61%
         All contract charges                             --           254           $  4,987           0.76%
2013(t)  Lowest contract charge 1.30% Class B         $18.60            --                 --             --        30.07%
         Highest contract charge 1.70% Class B        $16.95            --                 --             --        29.49%
         All contract charges                             --           267           $  4,841           1.76%
2012(s)  Lowest contract charge 0.95% Class B         $14.52            --                 --             --        16.25%
         Highest contract charge 1.90% Class B        $12.73            --                 --             --        15.20%
         All contract charges                             --        63,706           $880,226           0.89%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                           YEARS ENDED DECEMBER 31,
                                                    ---------------------------------------------------------------------
                                                               UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                    UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                    ---------- ----------------- ----------------- -------------- ---------
EQ/CAPITAL GUARDIAN RESEARCH (CONTINUED)
2011(s)  Lowest contract charge 0.95% Class B         $12.49             --                 --            --         3.05%
         Highest contract charge 1.90% Class B        $11.05             --                 --            --         2.03%
         All contract charges                             --         69,996         $  835,757          0.71%
2010(s)  Lowest contract charge 0.50% Class B         $12.78             --                 --            --        15.24%
         Highest contract charge 1.90% Class B        $10.83             --                 --            --        13.64%
         All contract charges                             --         77,666         $  904,589          0.74%
EQ/COMMON STOCK INDEX
         Unit Value 1.30% to 1.70%*
   2014  Lowest contract charge 1.30% Class A         $19.43             --                 --            --        10.65%
         Highest contract charge 1.70% Class A        $19.03             --                 --            --        10.19%
         All contract charges                             --            929         $   17,926          1.61%
2013(t)  Lowest contract charge 1.30% Class A         $17.56             --                 --            --        30.75%
         Highest contract charge 1.70% Class A        $17.27             --                 --            --        30.24%
         All contract charges                             --            585         $   10,230          1.76%
2012(r)  Lowest contract charge 1.30% Class A (e)     $13.43             --                 --            --         2.36%
         Highest contract charge 1.70% Class A (e)    $13.26             --                 --            --         2.08%
         All contract charges                             --             66         $      890          3.28%
2012(s)  Lowest contract charge 1.30% Class A         $13.43             --                 --            --        14.10%
         Highest contract charge 1.70% Class A        $13.26             --                 --            --        13.62%
         All contract charges                             --            224         $    2,984          1.55%
2011(s)  Lowest contract charge 1.30% Class A         $11.77             --                 --            --        (0.59)%
         Highest contract charge 1.70% Class A        $11.67             --                 --            --        (0.93)%
         All contract charges                             --            166         $    1,957          1.24%
2010(s)  Lowest contract charge 1.30% Class A         $11.84             --                 --            --        14.73%
         Highest contract charge 1.70% Class A        $11.78             --                 --            --        14.15%
         All contract charges                             --             93         $    1,103          1.26%
EQ/COMMON STOCK INDEX
         Unit Value 1.20% to 1.25%*
   2014  Lowest contract charge 1.20% Class B         $11.54             --                 --            --        10.75%
         Highest contract charge 1.25% Class B        $11.53             --                 --            --        10.65%
         All contract charges                             --            177         $    2,041          1.61%
   2013  Lowest contract charge 1.20% Class B (h)     $10.42             --                 --            --         3.37%
         Highest contract charge 1.25% Class B (h)    $10.42             --                 --            --         3.37%
         All contract charges                             --             10         $       99          1.76%
EQ/CONVERTIBLE SECURITIES
         Unit Value 1.20% to 1.25%*
   2014  Lowest contract charge 1.20% Class B         $11.00             --                 --            --         7.32%
         Highest contract charge 1.25% Class B        $10.99             --                 --            --         7.22%
         All contract charges                             --            228         $    2,501          1.78%
   2013  Lowest contract charge 1.20% Class B (h)     $10.25             --                 --            --         2.60%
         Highest contract charge 1.20% Class B (h)    $10.25             --                 --            --         2.60%
         All contract charges                             --              3         $       27          0.85%
EQ/CORE BOND INDEX
         Unit Value 0.65% to 1.70%*
   2014  Lowest contract charge 0.65% Class B         $10.36             --                 --            --         1.77%
         Highest contract charge 1.70% Class B        $10.48             --                 --            --         0.67%
         All contract charges                             --         30,215         $  323,566          1.32%
2013(t)  Lowest contract charge 0.65% Class B         $10.18             --                 --            --        (2.21)%
         Highest contract charge 1.70% Class B        $10.41             --                 --            --        (3.34)%
         All contract charges                             --         29,915         $  317,364          1.23%
2012(r)  Lowest contract charge 1.30% Class B (e)     $10.90             --                 --            --         0.93%
         Highest contract charge 1.70% Class B (e)    $10.77             --                 --            --         0.75%
         All contract charges                             --            281         $    3,060          3.07%
2012(s)  Lowest contract charge 0.65% Class B         $10.41             --                 --            --         2.46%
         Highest contract charge 1.90% Class B        $13.39             --                 --            --         1.21%
         All contract charges                             --        104,051         $1,241,073          1.47%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                           YEARS ENDED DECEMBER 31,
                                                    ---------------------------------------------------------------------
                                                               UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                    UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                    ---------- ----------------- ----------------- -------------- ---------
EQ/CORE BOND INDEX (CONTINUED)
2011(s)  Lowest contract charge 0.65% Class B         $10.16            --                  --            --         4.21%
         Highest contract charge 1.90% Class B        $13.23            --                  --            --         2.80%
         All contract charges                             --        97,647          $1,156,460          1.89%
2010(s)  Lowest contract charge 0.50% Class B         $15.47            --                  --            --         5.24%
         Highest contract charge 1.90% Class B        $12.87            --                  --            --         3.79%
         All contract charges                             --        94,923          $1,102,809          2.24%
EQ/EMERGING MARKETS EQUITY PLUS
         Unit Value 1.20% to 1.70%*
   2014  Lowest contract charge 1.20% Class B         $ 9.28            --                  --            --        (4.33)%
         Highest contract charge 1.70% Class B        $ 8.86            --                  --            --        (4.73)%
         All contract charges                             --           283          $    2,543          0.67%
   2013  Lowest contract charge 1.30% Class B (f)     $ 9.34            --                  --            --        (6.22)%
         Highest contract charge 1.70% Class B (f)    $ 9.30            --                  --            --        (6.63)%
         All contract charges                             --            78          $      732          0.69%
EQ/ENERGY ETF
         Unit Value 1.20% to 1.25%*
   2014  Lowest contract charge 1.20% Class B         $ 8.40            --                  --            --       (16.25)%
         Highest contract charge 1.25% Class B        $ 8.40            --                  --            --       (16.25)%
         All contract charges                             --            83          $      697          1.58%
   2013  Lowest contract charge 1.20% Class B (h)     $10.03            --                  --            --         1.42%
         Highest contract charge 1.20% Class B (h)    $10.03            --                  --            --         1.42%
         All contract charges                             --            --          $        3          1.64%
EQ/EQUITY 500 INDEX
         Unit Value 1.30% to 1.70%*
   2014  Lowest contract charge 1.30% Class A         $19.20            --                  --            --        11.50%
         Highest contract charge 1.70% Class A        $18.81            --                  --            --        11.04%
         All contract charges                             --         5,070          $   96,494          1.80%
2013(t)  Lowest contract charge 1.30% Class A         $17.22            --                  --            --        29.77%
         Highest contract charge 1.70% Class A        $16.94            --                  --            --        29.31%
         All contract charges                             --         3,194          $   54,612          1.82%
2012(r)  Lowest contract charge 1.30% Class A (e)     $13.27            --                  --            --         2.39%
         Highest contract charge 1.70% Class A (e)    $13.10            --                  --            --         2.02%
         All contract charges                             --           473          $    6,257          3.68%
2012(s)  Lowest contract charge 1.30% Class A         $13.27            --                  --            --        13.71%
         Highest contract charge 1.70% Class A        $13.10            --                  --            --        13.22%
         All contract charges                             --         1,409          $       19          1.70%
2011(s)  Lowest contract charge 1.30% Class A         $11.67            --                  --            --         0.52%
         Highest contract charge 1.70% Class A        $11.57            --                  --            --         0.09%
         All contract charges                             --         1,156          $   13,434          1.45%
2010(s)  Lowest contract charge 1.30% Class A         $11.61            --                  --            --        13.16%
         Highest contract charge 1.70% Class A        $11.56            --                  --            --        12.67%
         All contract charges                             --           501          $    5,807          1.43%
EQ/EQUITY 500 INDEX
         Unit Value 1.20% to 1.25%*
   2014  Lowest contract charge 1.20% Class B         $11.66            --                  --            --        11.69%
         Highest contract charge 1.25% Class B        $11.65            --                  --            --        11.59%
         All contract charges                             --         1,097          $   12,785          1.80%
   2013  Lowest contract charge 1.20% Class B (h)     $10.44            --                  --            --         3.16%
         Highest contract charge 1.25% Class B (h)    $10.44            --                  --            --         3.16%
         All contract charges                             --            14          $      146          1.82%
EQ/GAMCO MERGERS AND ACQUISITIONS
         Unit Value 1.30% to 1.70%*
   2014  Lowest contract charge 1.30% Class A         $12.64            --                  --            --         0.32%
         Highest contract charge 1.70% Class A        $12.38            --                  --            --        (0.08)%
         All contract charges                             --           827          $   10,378          0.00%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                           YEARS ENDED DECEMBER 31,
                                                    ---------------------------------------------------------------------
                                                               UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                    UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                    ---------- ----------------- ----------------- -------------- ---------
EQ/GAMCO MERGERS AND ACQUISITIONS (CONTINUED)
2013(t)  Lowest contract charge 1.30% Class A         $12.60            --                 --             --         9.47%
         Highest contract charge 1.70% Class A        $12.39            --                 --             --         9.07%
         All contract charges                             --           679           $  8,497           0.50%
2012(r)  Lowest contract charge 1.30% Class A (e)     $11.51            --                 --             --         1.14%
         Highest contract charge 1.70% Class A (e)    $11.36            --                 --             --         0.80%
         All contract charges                             --            54           $    632           0.00%
2012(s)  Lowest contract charge 1.30% Class A         $11.51            --                 --             --         3.88%
         Highest contract charge 1.70% Class A        $11.36            --                 --             --         3.46%
         All contract charges                             --           440           $  5,036           0.00%
2011(s)  Lowest contract charge 1.30% Class A         $11.08            --                 --             --         0.27%
         Highest contract charge 1.70% Class A        $10.98            --                 --             --        (0.09)%
         All contract charges                             --           360           $  3,979           0.19%
2010(s)  Lowest contract charge 1.30% Class A         $11.05            --                 --             --         8.55%
         Highest contract charge 1.70% Class A        $10.99            --                 --             --         7.96%
         All contract charges                             --           163           $  1,798             --
EQ/GAMCO MERGERS AND ACQUISITIONS
         Unit Value 1.20% to 1.25%*
   2014  Lowest contract charge 1.20% Class B         $10.14            --                 --             --         0.40%
         Highest contract charge 1.25% Class B        $10.14            --                 --             --         0.40%
         All contract charges                             --           146           $  1,485           0.00%
   2013  Lowest contract charge 1.20% Class B (h)     $10.10            --                 --             --         1.41%
         Highest contract charge 1.25% Class B (h)    $10.10            --                 --             --         1.41%
         All contract charges                             --             6           $     57           0.50%
EQ/GAMCO SMALL COMPANY VALUE
         Unit Value 0.65% to 1.70%*
   2014  Lowest contract charge 0.65% Class A         $16.95            --                 --             --         2.36%
         Highest contract charge 1.70% Class A        $21.11            --                 --             --         1.30%
         All contract charges                             --         7,809           $167,255           0.31%
2013(t)  Lowest contract charge 0.65% Class A         $16.56            --                 --             --        38.23%
         Highest contract charge 1.70% Class A        $20.84            --                 --             --        36.75%
         All contract charges                             --         6,135           $129,348           0.32%
2012(r)  Lowest contract charge 1.30% Class A (e)     $15.43            --                 --             --         6.27%
         Highest contract charge 1.70% Class A (e)    $15.24            --                 --             --         5.98%
         All contract charges                             --           776           $ 11,930           2.69%
2012(s)  Lowest contract charge 0.65% Class A         $11.98            --                 --             --        17.11%
         Highest contract charge 1.70% Class A        $15.24            --                 --             --        15.89%
         All contract charges                             --         3,453           $ 53,054           1.24%
2011(s)  Lowest contract charge 0.65% Class A (b)     $10.23            --                 --             --        (5.45)%
         Highest contract charge 1.70% Class A        $13.15            --                 --             --        (4.92)%
         All contract charges                             --         2,853           $ 37,738           0.08%
2010(s)  Lowest contract charge 1.30% Class A         $13.89            --                 --             --        31.16%
         Highest contract charge 1.70% Class A        $13.83            --                 --             --        30.72%
         All contract charges                             --         1,235           $ 17,130           0.37%
EQ/GAMCO SMALL COMPANY VALUE
         Unit Value 1.20% to 1.25%*
   2014  Lowest contract charge 1.20% Class B         $10.70            --                 --             --         1.81%
         Highest contract charge 1.25% Class B        $10.70            --                 --             --         1.81%
         All contract charges                             --           952           $ 10,188           0.31%
   2013  Lowest contract charge 1.20% Class B (h)     $10.51            --                 --             --         5.10%
         Highest contract charge 1.25% Class B (h)    $10.51            --                 --             --         5.10%
         All contract charges                             --            65           $    683           0.32%
EQ/GLOBAL BOND PLUS
         Unit Value 0.65% to 1.70%
   2014  Lowest contract charge 0.65% Class A         $10.06            --                 --             --         0.20%
         Highest contract charge 1.70% Class A        $10.28            --                 --             --        (0.77)%
         All contract charges                             --           621           $  6,477           0.70%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                           YEARS ENDED DECEMBER 31,
                                                    ---------------------------------------------------------------------
                                                               UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                    UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                    ---------- ----------------- ----------------- -------------- ---------
EQ/GLOBAL BOND PLUS (CONTINUED)
2013(t)  Lowest contract charge 1.30% Class A         $10.54            --                 --             --        (3.83)%
         Highest contract charge 1.70% Class A        $10.36            --                 --             --        (4.25)%
         All contract charges                             --           562           $  5,899           0.01%
2012(r)  Lowest contract charge 1.30% Class A (e)     $10.96            --                 --             --         0.00%
         Highest contract charge 1.70% Class A (e)    $10.82            --                 --             --         0.00%
         All contract charges                             --            78           $ 11,303           0.41%
2012(s)  Lowest contract charge 1.30% Class A         $10.96            --                 --             --         2.43%
         Highest contract charge 1.70% Class A        $10.82            --                 --             --         1.98%
         All contract charges                             --           420           $  4,579           1.41%
2011(s)  Lowest contract charge 1.30% Class A         $10.70            --                 --             --         3.28%
         Highest contract charge 1.70% Class A        $10.61            --                 --             --         2.91%
         All contract charges                             --           350           $  3,728           3.36%
2010(s)  Lowest contract charge 1.30% Class A         $10.36            --                 --             --         5.18%
         Highest contract charge 1.70% Class A        $10.31            --                 --             --         4.67%
         All contract charges                             --           140           $  1,442           2.92%
EQ/GLOBAL BOND PLUS
         Unit Value 1.30% to 1.70%*
   2014  Lowest contract charge 1.30% Class B         $12.04            --                 --             --        (0.50)%
         Highest contract charge 1.70% Class B        $11.60            --                 --             --        (0.85)%
         All contract charges                             --           445           $  5,262           0.70%
2013(t)  Lowest contract charge 1.30% Class B         $12.10            --                 --             --        (3.74)%
         Highest contract charge 1.70% Class B        $11.70            --                 --             --        (4.18)%
         All contract charges                             --           454           $  5,404           0.01%
2012(s)  Lowest contract charge 0.95% Class B         $12.90            --                 --             --         2.79%
         Highest contract charge 1.90% Class B        $12.03            --                 --             --         1.78%
         All contract charges                             --        39,823           $493,953           1.41%
2011(s)  Lowest contract charge 0.95% Class B         $12.55            --                 --             --         3.38%
         Highest contract charge 1.90% Class B        $11.82            --                 --             --         2.43%
         All contract charges                             --        41,863           $508,159           3.36%
2010(s)  Lowest contract charge 0.50% Class B         $12.43            --                 --             --         5.79%
         Highest contract charge 1.90% Class B        $11.54            --                 --             --         4.25%
         All contract charges                             --        40,077           $473,013           2.92%
EQ/HIGH YIELD BOND
         Unit Value 1.20% to 1.70%*
   2014  Lowest contract charge 120% Class B          $10.14            --                 --             --         0.70%
         Highest contract charge 1.70% Class B        $10.51            --                 --             --         0.19%
         All contract charges                             --           533           $  5,586           4.19%
   2013  Lowest contract charge 120% Class B (h)      $10.07            --                 --             --         0.80%
         Highest contract charge 1.70% Class B (f)    $10.49            --                 --             --         4.69%
         All contract charges                             --           152           $  1,585           5.16%
EQ/INTERMEDIATE GOVERNMENT BOND
         Unit Value 0.65% to 1.70%*
   2014  Lowest contract charge 0.65% Class B         $10.07            --                 --             --         0.80%
         Highest contract charge 1.70% Class B        $10.04            --                 --             --        (0.20)%
         All contract charges                             --        12,538           $130,682           0.41%
2013(t)  Lowest contract charge 0.65% Class B         $ 9.99            --                 --             --        (2.25)%
         Highest contract charge 1.70% Class B        $10.06            --                 --             --        (3.36)%
         All contract charges                             --        12,463           $129,739           0.22%
2012(r)  Lowest contract charge 1.30% Class B (e)     $10.54            --                 --             --        (0.09)%
         Highest contract charge 1.70% Class B (e)    $10.41            --                 --             --        (0.38)%
         All contract charges                             --           171           $  1,790           0.50%
2012(s)  Lowest contract charge 0.65% Class B         $10.22            --                 --             --         0.29%
         Highest contract charge 1.90% Class B        $18.54            --                 --             --        (0.91)%
         All contract charges                             --        33,728           $440,306           0.24%
2011(s)  Lowest contract charge 0.95% Class B         $22.86            --                 --             --         4.34%
         Highest contract charge 1.90% Class B        $18.71            --                 --             --         3.26%
         All contract charges                             --        33,208           $447,386           0.43%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                           YEARS ENDED DECEMBER 31,
                                                    ---------------------------------------------------------------------
                                                               UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                    UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                    ---------- ----------------- ----------------- -------------- ---------
EQ/INTERMEDIATE GOVERNMENT BOND (CONTINUED)
2010(s)  Lowest contract charge 0.50% Class B         $23.97            --                 --             --         3.72%
         Highest contract charge 1.90% Class B        $18.12            --                 --             --         2.26%
         All contract charges                             --        28,642           $391,601           1.22%
EQ/INTERNATIONAL EQUITY INDEX
         Unit Value 0.65% to 1.70%*
   2014  Lowest contract charge 0.65% Class A         $11.05            --                 --             --        (7.53)%
         Highest contract charge 1.70% Class A        $11.20            --                 --             --        (8.50)%
         All contract charges                             --         1,362           $ 15,412           4.42%
2013(t)  Lowest contract charge 0.65% Class A         $11.95            --                 --             --        20.71%
         Highest contract charge 1.70% Class A        $12.24            --                 --             --        19.41%
         All contract charges                             --           639           $  7,902           2.96%
2012(r)  Lowest contract charge 1.30% Class A (e)     $10.38            --                 --             --         8.46%
         Highest contract charge 1.70% Class A (e)    $10.25            --                 --             --         8.12%
         All contract charges                             --            72           $    739           6.02%
2012(s)  Lowest contract charge 0.65% Class A         $ 9.90            --                 --             --        15.52%
         Highest contract charge 1.70% Class A        $10.25            --                 --             --        14.27%
         All contract charges                             --           244           $  2,520           3.00%
2011(s)  Lowest contract charge 0.65% Class A (b)     $ 8.57            --                 --             --       (15.48)%
         Highest contract charge 1.70% Class A        $ 8.97            --                 --             --       (13.42)%
         All contract charges                             --           184           $  1,657           2.76%
2010(s)  Lowest contract charge 1.30% Class A         $10.41            --                 --             --         4.10%
         Highest contract charge 1.70% Class A        $10.36            --                 --             --         3.70%
         All contract charges                             --           102           $  1,062           2.24%
EQ/INTERNATIONAL EQUITY INDEX
         Unit Value 1.20% to 1.25%*
   2014  Lowest contract charge 1.20% Class B         $ 9.31            --                 --             --        (8.00)%
         Highest contract charge 1.25% Class B        $ 9.30            --                 --             --        (8.10)%
         All contract charges                             --           500           $  4,652           4.42%
   2013  Lowest contract charge 1.20% Class B (h)     $10.12            --                 --             --         1.10%
         Highest contract charge 1.25% Class B (h)    $10.12            --                 --             --         1.10%
         All contract charges                             --             4           $     40           2.96%
EQ/INTERNATIONAL ETF
         Unit Value 1.30% to 1.70%*
   2014  Lowest contract charge 1.30% Class A         $11.61            --                 --             --        (8.29)%
         Highest contract charge 1.70% Class A        $11.38            --                 --             --        (8.59)%
         All contract charges                             --           354           $  4,081           2.52%
2013(t)  Lowest contract charge 1.30% Class A         $12.66            --                 --             --        19.10%
         Highest contract charge 1.70% Class A        $12.45            --                 --             --        18.57%
         All contract charges                             --           371           $  4,676           3.75%
2012(r)  Lowest contract charge 1.30% Class A (e)     $10.63            --                 --             --         7.81%
         Highest contract charge 1.70% Class A (e)    $10.50            --                 --             --         7.58%
         All contract charges                             --            53           $    557           5.71%
2012(s)  Lowest contract charge 1.30% Class A         $10.63            --                 --             --        16.30%
         Highest contract charge 1.70% Class A        $10.50            --                 --             --        15.89%
         All contract charges                             --           302           $  3,191           2.92%
2011(s)  Lowest contract charge 1.30% Class A         $ 9.14            --                 --             --       (14.02)%
         Highest contract charge 1.70% Class A        $ 9.06            --                 --             --       (14.37)%
         All contract charges                             --           251           $  2,293           2.55%
2010(s)  Lowest contract charge 1.30% Class A         $10.63            --                 --             --         6.30%
         Highest contract charge 1.70% Class A        $10.58            --                 --             --         5.91%
         All contract charges                             --           125           $  1,330           2.43%
EQ/INVESCO COMSTOCK(L)(M)
         Unit Value 0.65% to 1.70%*
   2014  Lowest contract charge 0.65% Class A         $17.23            --                 --             --         8.23%
         Highest contract charge 1.70% Class A        $18.52            --                 --             --         7.05%
         All contract charges                             --         1,384           $ 25,986           2.26%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                           YEARS ENDED DECEMBER 31,
                                                    ---------------------------------------------------------------------
                                                               UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                    UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                    ---------- ----------------- ----------------- -------------- ---------
EQ/INVESCO COMSTOCK(L)(M) (CONTINUED)
2013(t)  Lowest contract charge 0.65% Class A         $15.92            --                 --             --        34.23%
         Highest contract charge 1.70% Class A        $17.30            --                 --             --        32.77%
         All contract charges                             --           299           $  5,249           4.77%
2012(r)  Lowest contract charge 1.30% Class A (e)     $13.20            --                 --             --         5.43%
         Highest contract charge 1.70% Class A (e)    $13.03            --                 --             --         5.08%
         All contract charges                             --            36           $    472           3.37%
2012(s)  Lowest contract charge 0.65% Class A         $11.86            --                 --             --        17.66%
         Highest contract charge 1.70% Class A        $13.03            --                 --             --        16.44%
         All contract charges                             --           185           $  2,431           1.27%
2011(s)  Lowest contract charge 0.65% Class A (b)     $10.08            --                 --             --        (5.08)%
         Highest contract charge 1.70% Class A        $11.19            --                 --             --        (3.45)%
         All contract charges                             --           142           $  1,598           1.38%
2010(s)  Lowest contract charge 1.30% Class A         $11.64            --                 --             --        14.01%
         Highest contract charge 1.70% Class A        $11.59            --                 --             --        13.52%
         All contract charges                             --            83           $    969           1.26%
EQ/INVESCO COMSTOCK(L)(M)
         Unit Value 1.30% to 1.70%*
   2014  Lowest contract charge 1.30% Class B         $16.68            --                 --             --         7.47%
         Highest contract charge 1.70% Class B        $16.04            --                 --             --         7.00%
         All contract charges                             --           612           $ 10,036           2.26%
2013(t)  Lowest contract charge 1.30% Class B         $15.52            --                 --             --        33.33%
         Highest contract charge 1.70% Class B        $14.99            --                 --             --        32.77%
         All contract charges                             --           192           $  2,939           4.77%
2012(s)  Lowest contract charge 0.95% Class B         $11.97            --                 --             --        17.35%
         Highest contract charge 1.80% Class B        $11.20            --                 --             --        16.30%
         All contract charges                             --        22,874           $262,341           1.27%
2011(s)  Lowest contract charge 0.95% Class B         $10.20            --                 --             --        (2.95)%
         Highest contract charge 1.90% Class B        $ 9.57            --                 --             --        (3.82)%
         All contract charges                             --        24,155           $237,419           1.38%
2010(s)  Lowest contract charge 0.50% Class B         $10.78            --                 --             --        14.56%
         Highest contract charge 1.90% Class B        $ 9.95            --                 --             --        13.07%
         All contract charges                             --        23,369           $237,948           1.26%
EQ/JPMORGAN VALUE OPPORTUNITIES
         Unit Value 0.65% to 1.70%*
   2014  Lowest contract charge 0.65% Class A         $17.41            --                 --             --        13.64%
         Highest contract charge 1.70% Class A        $18.16            --                 --             --        12.45%
         All contract charges                             --           365           $  6,734           1.09%
2013(t)  Lowest contract charge 0.65% Class A         $15.32            --                 --             --        34.98%
         Highest contract charge 1.70% Class A        $16.15            --                 --             --        33.47%
         All contract charges                             --           371           $  6,078           2.08%
2012(r)  Lowest contract charge 1.30% Class A (e)     $12.25            --                 --             --         3.38%
         Highest contract charge 1.70% Class A (e)    $12.10            --                 --             --         3.15%
         All contract charges                             --            61           $    743           1.87%
2012(s)  Lowest contract charge 0.65% Class A         $11.35            --                 --             --        15.23%
         Highest contract charge 1.70% Class A        $12.10            --                 --             --        14.15%
         All contract charges                             --           292           $  3,573           0.95%
2011(s)  Lowest contract charge 0.65% Class A (b)     $ 9.85            --                 --             --        (8.46)%
         Highest contract charge 1.70% Class A        $10.60            --                 --             --        (6.61)%
         All contract charges                             --           266           $  2,845           1.03%
2010(s)  Lowest contract charge 1.30% Class A         $11.41            --                 --             --        11.21%
         Highest contract charge 1.70% Class A        $11.35            --                 --             --        10.62%
         All contract charges                             --           163           $  1,852           1.32%
EQ/JPMORGAN VALUE OPPORTUNITIES
         Unit Value 1.30% to 1.70%*
   2014  Lowest contract charge 1.30% Class B         $19.85            --                 --             --        12.91%
         Highest contract charge 1.70% Class B        $20.44            --                 --             --        12.43%
         All contract charges                             --           156           $  3,131           1.09%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                           YEARS ENDED DECEMBER 31,
                                                    ---------------------------------------------------------------------
                                                               UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                    UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                    ---------- ----------------- ----------------- -------------- ---------
EQ/JPMORGAN VALUE OPPORTUNITIES (CONTINUED)
2013(t)  Lowest contract charge 1.30% Class B         $17.58            --                 --             --        33.99%
         Highest contract charge 1.70% Class B        $18.18            --                 --             --        33.48%
         All contract charges                             --           127           $  2,263           2.08%
2012(s)  Lowest contract charge 0.95% Class B         $15.34            --                 --             --        14.91%
         Highest contract charge 1.90% Class B        $13.19            --                 --             --        13.81%
         All contract charges                             --        17,582           $242,364           0.95%
2011(s)  Lowest contract charge 0.95% Class B         $13.35            --                 --             --        (6.12)%
         Highest contract charge 1.90% Class B        $11.59            --                 --             --        (7.06)%
         All contract charges                             --        19,801           $238,926           1.03%
2010(s)  Lowest contract charge 0.50% Class B         $15.13            --                 --             --        11.74%
         Highest contract charge 1.90% Class B        $12.47            --                 --             --        10.26%
         All contract charges                             --        21,596           $279,401           1.32%
EQ/LARGE CAP GROWTH INDEX
         Unit Value 1.30% to 1.70%*
   2014  Lowest contract charge 1.30% Class A         $19.80            --                 --             --        10.74%
         Highest contract charge 1.70% Class A        $19.39            --                 --             --        10.30%
         All contract charges                             --           993           $ 19,557           1.17%
2013(t)  Lowest contract charge 1.30% Class A         $17.88            --                 --             --        30.80%
         Highest contract charge 1.70% Class A        $17.58            --                 --             --        30.22%
         All contract charges                             --           698           $ 12,399           1.10%
2012(r)  Lowest contract charge 1.30% Class A (e)     $13.67            --                 --             --        (0.44)%
         Highest contract charge 1.70% Class A (e)    $13.50            --                 --             --        (0.66)%
         All contract charges                             --           136           $  1,851           2.54%
2012(s)  Lowest contract charge 1.30% Class A         $13.67            --                 --             --        13.26%
         Highest contract charge 1.70% Class A        $13.50            --                 --             --        12.78%
         All contract charges                             --           408           $  5,559           1.20%
2011(s)  Lowest contract charge 1.30% Class A         $12.07            --                 --             --         1.26%
         Highest contract charge 1.70% Class A        $11.97            --                 --             --         0.93%
         All contract charges                             --           320           $  3,850           0.88%
2010(s)  Lowest contract charge 1.30% Class A         $11.92            --                 --             --        14.73%
         Highest contract charge 1.70% Class A        $11.86            --                 --             --        14.26%
         All contract charges                             --           155           $  1,848           0.97%
EQ/LARGE CAP GROWTH INDEX
         Unit Value 1.20% to 1.25%*
   2014  Lowest contract charge 1.20% Class B         $11.60            --                 --             --        10.90%
         Highest contract charge 1.25% Class B        $11.59            --                 --             --        10.80%
         All contract charges                             --           278           $  3,223           1.17%
   2013  Lowest contract charge 1.30% Class B (h)     $10.46            --                 --             --         3.87%
         Highest contract charge 1.70% Class B (h)    $10.46            --                 --             --         3.87%
         All contract charges                             --            15           $    157           1.10%
EQ/LARGE CAP VALUE INDEX
         Unit Value 1.30% to 1.70%*
   2014  Lowest contract charge 1.30% Class A         $19.03            --                 --             --        11.16%
         Highest contract charge 1.70% Class A        $18.64            --                 --             --        10.69%
         All contract charges                             --           910           $ 17,135           2.02%
2013(t)  Lowest contract charge 1.30% Class A         $17.12            --                 --             --        29.89%
         Highest contract charge 1.70% Class A        $16.84            --                 --             --        29.34%
         All contract charges                             --           544           $  9,242           1.80%
2012(r)  Lowest contract charge 1.30% Class A (e)     $13.18            --                 --             --         5.27%
         Highest contract charge 1.70% Class A (e)    $13.02            --                 --             --         5.08%
         All contract charges                             --           133           $  1,738           4.46%
2012(s)  Lowest contract charge 1.30% Class A         $13.18            --                 --             --        15.01%
         Highest contract charge 1.70% Class A        $13.02            --                 --             --        14.61%
         All contract charges                             --           195           $  2,563           1.91%
2011(s)  Lowest contract charge 1.30% Class A         $11.46            --                 --             --        (1.38)%
         Highest contract charge 1.70% Class A        $11.36            --                 --             --        (1.73)%
         All contract charges                             --           155           $  1,774           1.77%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                           YEARS ENDED DECEMBER 31,
                                                    ---------------------------------------------------------------------
                                                               UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                    UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                    ---------- ----------------- ----------------- -------------- ---------
EQ/LARGE CAP VALUE INDEX (CONTINUED)
2010(s)  Lowest contract charge 1.30% Class A         $11.62            --                 --             --        13.48%
         Highest contract charge 1.70% Class A        $11.56            --                 --             --        12.89%
         All contract charges                             --            82           $    948           1.54%
EQ/LARGE CAP VALUE INDEX
         Unit Value 1.20% to 1.25%*
   2014  Lowest contract charge 1.20% Class B         $11.58            --                 --             --        11.24%
         Highest contract charge 1.25% Class B        $11.58            --                 --             --        11.24%
         All contract charges                             --           151           $  1,749           2.02%
   2013  Lowest contract charge 1.20% Class B (h)     $10.41            --                 --             --         2.76%
         Highest contract charge 1.25% Class B (h)    $10.41            --                 --             --         2.76%
         All contract charges                             --             7           $     73           1.80%
EQ/LOW VOLATILITY GLOBAL ETF
         Unit Value 1.20% to 1.25%*
   2014  Lowest contract charge 1.20% Class B         $10.66            --                 --             --         6.92%
         Highest contract charge 1.25% Class B        $10.65            --                 --             --         6.82%
         All contract charges                             --            75           $    798           2.64%
   2013  Lowest contract charge 1.20% Class B (h)     $ 9.97            --                 --             --         0.20%
         Highest contract charge 1.25% Class B (h)    $ 9.97            --                 --             --         0.20%
         All contract charges                             --             5           $     52           1.77%
EQ/MFS INTERNATIONAL GROWTH
         Unit Value 1.30% to 1.70%*
   2014  Lowest contract charge 1.30% Class A         $12.71            --                 --             --        (6.27)%
         Highest contract charge 1.70% Class A        $12.45            --                 --             --        (6.60)%
         All contract charges                             --         1,355           $ 17,105           1.04%
2013(t)  Lowest contract charge 1.30% Class A         $13.56            --                 --             --        12.16%
         Highest contract charge 1.70% Class A        $13.33            --                 --             --        11.74%
         All contract charges                             --         1,117           $ 15,044           1.10%
2012(r)  Lowest contract charge 1.30% Class A (e)     $12.09            --                 --             --         4.86%
         Highest contract charge 1.70% Class A (e)    $11.93            --                 --             --         4.56%
         All contract charges                             --           160           $  1,929           2.50%
2012(s)  Lowest contract charge 1.30% Class A         $12.09            --                 --             --        18.18%
         Highest contract charge 1.70% Class A        $11.93            --                 --             --        17.65%
         All contract charges                             --           454           $  5,463           0.99%
2011(s)  Lowest contract charge 1.30% Class A         $10.23            --                 --             --       (11.66)%
         Highest contract charge 1.70% Class A        $10.14            --                 --             --       (12.06)%
         All contract charges                             --           334           $  3,412           0.64%
2010(s)  Lowest contract charge 1.30% Class A         $11.58            --                 --             --        13.75%
         Highest contract charge 1.70% Class A        $11.53            --                 --             --        13.26%
         All contract charges                             --           126           $  1,453           0.98%
EQ/MFS INTERNATIONAL GROWTH
         Unit Value 1.20% to 1.70%*
   2014  Lowest contract charge 1.20% Class B         $ 9.40            --                 --             --        (6.19)%
         Highest contract charge 1.70% Class B        $15.60            --                 --             --        (6.64)%
         All contract charges                             --           809           $  8,848           1.04%
2013(t)  Lowest contract charge 1.20% Class B (h)     $10.02            --                 --             --         0.50%
         Highest contract charge 1.70% Class B        $16.71            --                 --             --        11.70%
         All contract charges                             --           613           $  7,458           1.10%
2012(s)  Lowest contract charge 1.20% Class B         $15.55            --                 --             --        18.25%
         Highest contract charge 1.80% Class B        $14.84            --                 --             --        17.59%
         All contract charges                             --        31,803           $398,332           0.99%
2011(s)  Lowest contract charge 1.20% Class B         $13.15            --                 --             --       (11.74)%
         Highest contract charge 1.90% Class B        $12.54            --                 --             --       (12.43)%
         All contract charges                             --        30,869           $328,558           0.64%
2010(s)  Lowest contract charge 0.50% Class B         $15.51            --                 --             --        14.38%
         Highest contract charge 1.90% Class B        $14.32            --                 --             --        12.76%
         All contract charges                             --        30,667           $376,915           0.98%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                           YEARS ENDED DECEMBER 31,
                                                    ---------------------------------------------------------------------
                                                               UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                    UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                    ---------- ----------------- ----------------- -------------- ---------
EQ/MID CAP INDEX
         Unit Value 1.30% to 1.70%*
   2014  Lowest contract charge 1.30% Class A         $20.54            --                 --             --         7.60%
         Highest contract charge 1.70% Class A        $20.11            --                 --             --         7.14%
         All contract charges                             --         1,672            $34,038           1.03%
2013(t)  Lowest contract charge 1.30% Class A         $19.09            --                 --             --        30.84%
         Highest contract charge 1.70% Class A        $18.77            --                 --             --        30.35%
         All contract charges                             --         1,012            $19,196           1.02%
2012(r)  Lowest contract charge 1.30% Class A (e)     $14.59            --                 --             --         2.67%
         Highest contract charge 1.70% Class A (e)    $14.40            --                 --             --         2.35%
         All contract charges                             --           153            $ 2,219           2.25%
2012(s)  Lowest contract charge 1.30% Class A         $14.59            --                 --             --        15.52%
         Highest contract charge 1.70% Class A        $14.40            --                 --             --        15.02%
         All contract charges                             --           367            $ 5,340           0.99%
2011(s)  Lowest contract charge 1.30% Class A         $12.63            --                 --             --        (3.37)%
         Highest contract charge 1.70% Class A        $12.52            --                 --             --        (3.77)%
         All contract charges                             --           302            $ 3,804           0.61%
2010(s)  Lowest contract charge 1.30% Class A         $13.07            --                 --             --        24.36%
         Highest contract charge 1.70% Class A        $13.01            --                 --             --        23.90%
         All contract charges                             --           185            $ 2,418           0.74%
EQ/MID CAP INDEX
         Unit Value 1.20% to 1.25%*
   2014  Lowest contract charge 1.20% Class B         $11.12            --                 --             --         7.65%
         Highest contract charge 1.25% Class B        $11.11            --                 --             --         7.66%
         All contract charges                             --           559            $ 6,207           1.03%
   2013  Lowest contract charge 1.20% Class B (h)     $10.33            --                 --             --         3.09%
         Highest contract charge 1.25% Class B (h)    $10.32            --                 --             --         2.99%
         All contract charges                             --            14            $   144           1.02%
EQ/MONEY MARKET
         Unit Value 0.65% to 1.70%*
   2014  Lowest contract charge 0.65% Class A         $ 9.73            --                 --             --        (0.71)%
         Highest contract charge 1.70% Class A        $ 9.17            --                 --             --        (1.71)%
         All contract charges                             --         5,837            $54,908           0.00%
2013(t)  Lowest contract charge 0.65% Class A         $ 9.80            --                 --             --        (0.61)%
         Highest contract charge 1.70% Class A        $ 9.33            --                 --             --        (1.69)%
         All contract charges                             --         5,649            $54,098           0.00%
2012(r)  Lowest contract charge 1.30% Class A (e)     $ 9.61            --                 --             --        (0.83)%
         Highest contract charge 1.70% Class A (e)    $ 9.49            --                 --             --        (1.15)%
         All contract charges                             --         3,253            $30,995           0.00%
2012(s)  Lowest contract charge 0.65% Class A         $ 9.86            --                 --             --        (0.70)%
         Highest contract charge 1.70% Class A        $ 9.49            --                 --             --        (1.66)%
         All contract charges                             --         2,080            $19,884           0.00%
2011(s)  Lowest contract charge 0.65% Class A (b)     $ 9.93            --                 --             --        (0.60)%
         Highest contract charge 1.70% Class A        $ 9.65            --                 --             --        (1.73)%
         All contract charges                             --         4,907            $47,537           0.01%
2010(s)  Lowest contract charge 1.30% Class A         $ 9.87            --                 --             --        (1.20)%
         Highest contract charge 1.70% Class A        $ 9.82            --                 --             --        (1.60)%
         All contract charges                             --         2,179            $21,441             --
EQ/MONEY MARKET
         Unit Value 0.30% to 1.70%*
   2014  Lowest contract charge 0.30% Class B         $ 9.96            --                 --             --        (0.30)%
         Highest contract charge 1.70% Class B        $25.04            --                 --             --        (1.69)%
         All contract charges                             --         5,879            $60,569           0.00%
2013(t)  Lowest contract charge 1.20% Class B (h)     $ 9.98            --                 --             --        (0.10)%
         Highest contract charge 1.70% Class B        $25.47            --                 --             --        (1.70)%
         All contract charges                             --         2,743            $29,635           0.00%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                           YEARS ENDED DECEMBER 31,
                                                    ---------------------------------------------------------------------
                                                               UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                    UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                    ---------- ----------------- ----------------- -------------- ---------
EQ/MONEY MARKET (CONTINUED)
2012(s)  Lowest contract charge 0.00% Class B         $44.43             --                --             --         0.00%
         Highest contract charge 1.90% Class B        $24.30             --                --             --        (1.94)%
         All contract charges                             --        180,902          $645,099           0.00%
2011(s)  Lowest contract charge 0.00% Class B         $44.43             --                --             --         0.00%
         Highest contract charge 1.90% Class B        $24.78             --                --             --        (1.86)%
         All contract charges                             --         85,545          $655,858           0.01%
2010(s)  Lowest contract charge 0.00% Class B         $44.43             --                --             --         0.00%
         Highest contract charge 1.90% Class B        $25.25             --                --             --        (1.90)%
         All contract charges                             --         65,197          $653,462             --
EQ/MORGAN STANLEY MID CAP GROWTH
         Unit Value 0.65% to 1.70%*
   2014  Lowest contract charge 0.65% Class A         $14.09             --                --             --        (1.40)%
         Highest contract charge 1.70% Class A        $17.20             --                --             --        (2.38)%
         All contract charges                             --          2,193          $ 38,236           0.00%
2013(t)  Lowest contract charge 0.65% Class A         $14.29             --                --             --        37.67%
         Highest contract charge 1.70% Class A        $17.62             --                --             --        36.17%
         All contract charges                             --          1,976          $ 35,165           0.00%
2012(r)  Lowest contract charge 1.30% Class A (e)     $13.10             --                --             --         1.14%
         Highest contract charge 1.70% Class A (e)    $12.94             --                --             --         0.82%
         All contract charges                             --            272          $  3,559           0.97%
2012(s)  Lowest contract charge 0.65% Class A         $10.38             --                --             --         8.01%
         Highest contract charge 1.70% Class A        $12.94             --                --             --         6.94%
         All contract charges                             --          1,342          $ 17,512           0.44%
2011(s)  Lowest contract charge 0.65% Class A (b)     $ 9.61             --                --             --       (11.35)%
         Highest contract charge 1.70% Class A        $12.10             --                --             --        (9.02)%
         All contract charges                             --          1,182          $ 14,382           0.25%
2010(s)  Lowest contract charge 1.30% Class A         $13.36             --                --             --        30.85%
         Highest contract charge 1.70% Class A        $13.30             --                --             --        30.39%
         All contract charges                             --            456          $  6,078           0.12%
EQ/MORGAN STANLEY MID CAP GROWTH
         Unit Value 1.20% to 1.70%*
   2014  Lowest contract charge 1.20% Class B         $10.46             --                --             --        (1.88)%
         Highest contract charge 1.70% Class B        $21.38             --                --             --        (2.42)%
         All contract charges                             --            770          $ 14,709           0.00%
2013(t)  Lowest contract charge 1.20% Class B (h)     $10.66             --                --             --         4.61%
         Highest contract charge 1.70% Class B        $21.91             --                --             --        36.17%
         All contract charges                             --            569          $ 12,387           0.00%
2012(s)  Lowest contract charge 0.95% Class B         $17.05             --                --             --         7.71%
         Highest contract charge 1.90% Class B        $15.84             --                --             --         6.67%
         All contract charges                             --         33,732          $552,320           0.44%
2011(s)  Lowest contract charge 0.95% Class B         $15.83             --                --             --        (8.60)%
         Highest contract charge 1.90% Class B        $14.85             --                --             --        (9.45)%
         All contract charges                             --         36,425          $556,589           0.25%
2010(s)  Lowest contract charge 0.50% Class B         $17.77             --                --             --        31.63%
         Highest contract charge 1.90% Class B        $16.40             --                --             --        29.85%
         All contract charges                             --         36,207          $608,343           0.12%
EQ/NATURAL RESOURCES PLUS
         Unit Value 1.20% to 1.70%*
   2014  Lowest contract charge 1.20% Class B         $ 8.65             --                --             --       (13.84)%
         Highest contract charge 1.70% Class B        $ 8.83             --                --             --       (14.19)%
         All contract charges                             --            157          $  1,387           1.45%
   2013  Lowest contract charge 1.30% Class B (f)     $10.33             --                --             --         3.61%
         Highest contract charge 1.70% Class B (f)    $10.29             --                --             --         3.21%
         All contract charges                             --             38          $    393           1.47%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                           YEARS ENDED DECEMBER 31,
                                                    ---------------------------------------------------------------------
                                                               UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                    UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                    ---------- ----------------- ----------------- -------------- ---------
EQ/OPPENHEIMER GLOBAL
         Unit Value 1.30% to 1.70%*
   2014  Lowest contract charge 1.30% Class A         $15.62            --                 --             --         0.45%
         Highest contract charge 1.70% Class A        $15.30            --                 --             --         0.07%
         All contract charges                             --         2,055           $ 31,876           0.58%
2013(t)  Lowest contract charge 1.30% Class A         $15.55            --                 --             --        24.70%
         Highest contract charge 1.70% Class A        $15.29            --                 --             --        24.21%
         All contract charges                             --         1,401           $ 21,649           2.86%
2012(r)  Lowest contract charge 1.30% Class A (e)     $12.47            --                 --             --         8.06%
         Highest contract charge 1.70% Class A (e)    $12.31            --                 --             --         7.79%
         All contract charges                             --           106           $  1,321           1.79%
2012(s)  Lowest contract charge 1.30% Class A         $12.47            --                 --             --        18.88%
         Highest contract charge 1.70% Class A        $12.31            --                 --             --        18.37%
         All contract charges                             --           849           $ 10,536           0.87%
2011(s)  Lowest contract charge 1.30% Class A         $10.49            --                 --             --        (9.65)%
         Highest contract charge 1.70% Class A        $10.40            --                 --             --        (9.96)%
         All contract charges                             --           718           $  7,507           0.78%
2010(s)  Lowest contract charge 1.30% Class A         $11.61            --                 --             --        14.05%
         Highest contract charge 1.70% Class A        $11.55            --                 --             --        13.46%
         All contract charges                             --           264           $  3,054           0.65%
EQ/OPPENHEIMER GLOBAL
         Unit Value 0.30% to 1.70%*
   2014  Lowest contract charge 0.30% Class B         $10.50            --                 --             --         1.45%
         Highest contract charge 1.70% Class B        $13.67            --                 --             --         0.07%
         All contract charges                             --           633           $  8,270           0.58%
2013(t)  Lowest contract charge 1.30% Class B (h)     $10.33            --                 --             --         3.40%
         Highest contract charge 1.70% Class B        $13.66            --                 --             --        24.18%
         All contract charges                             --           416           $  5,762           2.86%
2012(s)  Lowest contract charge 0.95% Class B         $11.54            --                 --             --        19.21%
         Highest contract charge 1.80% Class B        $10.93            --                 --             --        18.16%
         All contract charges                             --        29,044           $323,779           0.87%
2011(s)  Lowest contract charge 0.95% Class B         $ 9.68            --                 --             --        (9.45)%
         Highest contract charge 1.90% Class B        $ 9.20            --                 --             --       (10.33)%
         All contract charges                             --        29,008           $272,754           0.78%
2010(s)  Lowest contract charge 0.50% Class B         $10.90            --                 --             --        14.62%
         Highest contract charge 1.90% Class B        $10.26            --                 --             --        13.00%
         All contract charges                             --        23,163           $241,951           0.65%
EQ/PIMCO GLOBAL REAL RETURN
         Unit Value 1.20% to 1.70%*
   2014  Lowest contract charge 1.20% Class B         $10.31            --                 --             --         6.51%
         Highest contract charge 1.70% Class B        $ 9.88            --                 --             --         6.01%
         All contract charges                             --           455           $  4,558           7.08%
   2013  Lowest contract charge 1.20% Class B (h)     $ 9.68            --                 --             --        (2.22)%
         Highest contract charge 1.70% Class B (f)    $ 9.32            --                 --             --        (6.61)%
         All contract charges                             --           153           $  1,423           0.17%
EQ/PIMCO ULTRA SHORT BOND
         Unit Value 1.30% to 1.70%*
   2014  Lowest contract charge 1.30% Class A         $ 9.60            --                 --             --        (1.34)%
         Highest contract charge 1.70% Class A        $ 9.40            --                 --             --        (1.78)%
         All contract charges                             --         2,340           $ 22,300           0.40%
2013(t)  Lowest contract charge 1.30% Class A         $ 9.73            --                 --             --        (1.32)%
         Highest contract charge 1.70% Class A        $ 9.57            --                 --             --        (1.64)%
         All contract charges                             --         2,328           $ 22,491           0.80%
2012(r)  Lowest contract charge 1.30% Class A (e)     $ 9.86            --                 --             --        (0.20)%
         Highest contract charge 1.70% Class A (e)    $ 9.73            --                 --             --        (0.51)%
         All contract charges                             --           382           $  3,738           0.99%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                           YEARS ENDED DECEMBER 31,
                                                    ---------------------------------------------------------------------
                                                               UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                    UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                    ---------- ----------------- ----------------- -------------- ---------
EQ/PIMCO ULTRA SHORT BOND (CONTINUED)
2012(s)  Lowest contract charge 1.30% Class A         $ 9.86             --                 --            --         0.20%
         Highest contract charge 1.70% Class A        $ 9.73             --                 --            --        (0.31)%
         All contract charges                             --          1,581         $   15,504          0.53%
2011(s)  Lowest contract charge 0.65% Class A (b)     $ 9.92             --                 --            --        (0.70)%
         Highest contract charge 1.70% Class A        $ 9.76             --                 --            --        (1.61)%
         All contract charges                             --          1,850         $   18,121          0.51%
2010(s)  Lowest contract charge 1.30% Class A         $ 9.96             --                 --            --        (0.30)%
         Highest contract charge 1.70% Class A        $ 9.92             --                 --            --        (0.60)%
         All contract charges                             --          1,339         $   13,301          0.32%
EQ/PIMCO ULTRA SHORT BOND
         Unit Value 1.20% to 1.70%*
   2014  Lowest contract charge 1.20% Class B         $ 9.84             --                 --            --        (1.30)%
         Highest contract charge 1.70% Class B        $10.06             --                 --            --        (1.85)%
         All contract charges                             --            389         $    3,788          0.40%
2013(t)  Lowest contract charge 1.20% Class B (h)     $ 9.97             --                 --            --        (0.20)%
         Highest contract charge 1.70% Class B        $10.25             --                 --            --        (1.35)%
         All contract charges                             --            228         $    2,227          0.80%
2012(s)  Lowest contract charge 0.95% Class B         $11.04             --                 --            --         0.55%
         Highest contract charge 1.90% Class B        $10.25             --                 --            --        (0.49)%
         All contract charges                             --         99,739         $1,034,575          0.53%
2011(s)  Lowest contract charge 0.95% Class B         $10.98             --                 --            --        (1.17)%
         Highest contract charge 1.90% Class B        $10.30             --                 --            --        (2.09)%
         All contract charges                             --        110,963         $1,151,604          0.51%
2010(s)  Lowest contract charge 0.50% Class B         $11.40             --                 --            --         0.35%
         Highest contract charge 1.90% Class B        $10.52             --                 --            --        (1.03)%
         All contract charges                             --        121,269         $1,281,207          0.32%
EQ/QUALITY BOND PLUS
         Unit Value 1.30% to 1.70%*
   2014  Lowest contract charge 1.30% Class B         $11.11             --                 --            --         1.55%
         Highest contract charge 1.70% Class B        $15.67             --                 --            --         1.16%
         All contract charges                             --          2,077         $   25,065          1.06%
2013(t)  Lowest contract charge 1.30% Class B         $10.94             --                 --            --        (3.53)%
         Highest contract charge 1.70% Class B        $15.49             --                 --            --        (3.97)%
         All contract charges                             --          1,880         $   22,503          0.40%
2012(s)  Lowest contract charge 1.20% Class B         $17.78             --                 --            --         1.43%
         Highest contract charge 1.90% Class B        $15.51             --                 --            --         0.71%
         All contract charges                             --         38,915         $  505,313          0.62%
2011(s)  Lowest contract charge 0.95% Class B         $18.36             --                 --            --         0.27%
         Highest contract charge 1.90% Class B        $15.40             --                 --            --        (0.71)%
         All contract charges                             --         40,402         $  519,876          2.32%
2010(s)  Lowest contract charge 0.50% Class B         $19.80             --                 --            --         5.71%
         Highest contract charge 1.90% Class B        $15.51             --                 --            --         4.23%
         All contract charges                             --         43,644         $  565,217         10.49%
EQ/REAL ESTATE PLUS
         Unit Value 0.65% to 1.70%*
   2014  Lowest contract charge 0.65% Class B         $10.22             --                 --            --        15.87%
         Highest contract charge 1.70% Class B        $11.06             --                 --            --        14.61%
         All contract charges                             --            522         $    5,787          8.97%
   2013  Lowest contract charge 1.30% Class B (f)     $ 9.68             --                 --            --        (3.39)%
         Highest contract charge 1.70% Class B (f)    $ 9.65             --                 --            --        (3.69)%
         All contract charges                             --            152         $    1,467          3.06%
EQ/SMALL COMPANY INDEX
         Unit Value 1.30% to 1.70%*
   2014  Lowest contract charge 1.30% Class A         $20.38             --                 --            --         3.50%
         Highest contract charge 1.70% Class A        $19.96             --                 --            --         3.10%
         All contract charges                             --          1,162         $   23,463          0.93%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                           YEARS ENDED DECEMBER 31,
                                                    ---------------------------------------------------------------------
                                                               UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                    UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                    ---------- ----------------- ----------------- -------------- ---------
EQ/SMALL COMPANY INDEX (CONTINUED)
2013(t)  Lowest contract charge 1.30% Class A         $19.69            --                 --             --        35.61%
         Highest contract charge 1.70% Class A        $19.36            --                 --             --        35.10%
         All contract charges                             --           974           $ 19,005           1.36%
2012(r)  Lowest contract charge 1.30% Class A (e)     $14.52            --                 --             --         3.86%
         Highest contract charge 1.70% Class A (e)    $14.33            --                 --             --         3.54%
         All contract charges                             --           163           $  2,354           3.35%
2012(s)  Lowest contract charge 1.30% Class A         $14.52            --                 --             --        14.06%
         Highest contract charge 1.70% Class A        $14.33            --                 --             --        13.55%
         All contract charges                             --           308           $  4,461           1.49%
2011(s)  Lowest contract charge 1.30% Class A         $12.73            --                 --             --        (5.00)%
         Highest contract charge 1.70% Class A        $12.62            --                 --             --        (5.40)%
         All contract charges                             --           272           $  3,450           0.66%
2010(s)  Lowest contract charge 1.30% Class A         $13.40            --                 --             --        24.54%
         Highest contract charge 1.70% Class A        $13.34            --                 --             --        23.98%
         All contract charges                             --           193           $  2,581           0.97%
EQ/SMALL COMPANY INDEX
         Unit Value 1.20% to 1.25%*
   2014  Lowest contract charge 1.20% Class B         $10.74            --                 --             --         3.67%
         Highest contract charge 1.25% Class B        $10.73            --                 --             --         3.57%
         All contract charges                             --           249           $  2,679           0.93%
   2013  Lowest contract charge 1.25% Class B (h)     $10.36            --                 --             --         4.75%
         Highest contract charge 1.25% Class B (h)    $10.36            --                 --             --         4.75%
         All contract charges                             --             3           $     34           1.36%
EQ/T. ROWE PRICE GROWTH STOCK
         Unit Value 0.65% to 1.70%*
   2014  Lowest contract charge 0.65% Class A         $17.41            --                 --             --         7.94%
         Highest contract charge 1.70% Class A        $19.41            --                 --             --         6.82%
         All contract charges                             --         3,388           $ 66,665           0.00%
2013(t)  Lowest contract charge 0.65% Class A         $16.13            --                 --             --        37.04%
         Highest contract charge 1.70% Class A        $18.17            --                 --             --        35.60%
         All contract charges                             --         2,395           $ 44,014           0.00%
2012(r)  Lowest contract charge 1.30% Class A (e)     $13.57            --                 --             --        (0.95)%
         Highest contract charge 1.70% Class A (e)    $13.40            --                 --             --        (1.25)%
         All contract charges                             --           414           $  5,584           0.00%
2012(s)  Lowest contract charge 0.65% Class A         $11.77            --                 --             --        18.17%
         Highest contract charge 1.70% Class A        $13.40            --                 --             --        16.93%
         All contract charges                             --         1,130           $ 15,276             --
2011(s)  Lowest contract charge 0.65% Class A (b)     $ 9.96            --                 --             --        (5.77)%
         Highest contract charge 1.70% Class A        $11.46            --                 --             --        (3.37)%
         All contract charges                             --           889           $ 10,249             --
2010(s)  Lowest contract charge 1.30% Class A         $11.92            --                 --             --        15.17%
         Highest contract charge 1.70% Class A        $11.86            --                 --             --        14.70%
         All contract charges                             --           443           $  5,276             --
EQ/T. ROWE PRICE GROWTH STOCK
         Unit Value 1.20% to 1.70%*
   2014  Lowest contract charge 1.20% Class B         $11.23            --                 --             --         7.26%
         Highest contract charge 1.70% Class B        $24.23            --                 --             --         6.79%
         All contract charges                             --         1,415           $ 19,973           0.00%
2013(t)  Lowest contract charge 1.20% Class B (h)     $10.47            --                 --             --         5.23%
         Highest contract charge 1.70% Class B        $22.69            --                 --             --        35.54%
         All contract charges                             --           933           $ 13,678           0.00%
2012(s)  Lowest contract charge 0.95% Class B         $20.15            --                 --             --        17.77%
         Highest contract charge 1.90% Class B        $15.93            --                 --             --        16.70%
         All contract charges                             --        34,500           $487,982           0.00%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                                 YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------------------------------------
                                                                     UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                          UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                          ---------- ----------------- ----------------- -------------- ---------
EQ/T. ROWE PRICE GROWTH STOCK (CONTINUED)
2011(s)  Lowest contract charge 0.95% Class B               $17.11            --                 --             --        (2.84)%
         Highest contract charge 1.90% Class B              $13.65            --                 --             --        (3.81)%
         All contract charges                                   --        31,860           $385,451             --
2010(s)  Lowest contract charge 0.50% Class B               $19.50            --                 --             --        15.80%
         Highest contract charge 1.90% Class B              $14.19            --                 --             --        14.16%
         All contract charges                                   --        31,081           $396,968             --
EQ/UBS GROWTH & INCOME
         Unit Value 1.30% to 1.70%*
   2014  Lowest contract charge 1.30% Class B               $ 3.43            --                 --             --        12.83%
         Highest contract charge 1.70% Class B              $ 8.18            --                 --             --        12.52%
         All contract charges                                   --           960           $  5,733           0.64%
2013(t)  Lowest contract charge 1.30% Class B               $ 3.04            --                 --             --        33.92%
         Highest contract charge 1.70% Class B              $ 7.27            --                 --             --        33.15%
         All contract charges                                   --           870           $  4,909           1.10%
2012(s)  Lowest contract charge 1.20% Class B               $ 5.86            --                 --             --        11.41%
         Highest contract charge 1.70% Class B              $ 5.46            --                 --             --        10.98%
         All contract charges                                   --        17,570           $ 79,009           0.84%
2011(s)  Lowest contract charge 1.20% Class B               $ 5.26            --                 --             --        (4.01)%
         Highest contract charge 1.70% Class B              $ 4.92            --                 --             --        (4.47)%
         All contract charges                                   --        17,356           $ 70,447           0.80%
2010(s)  Lowest contract charge 0.50% Class B               $ 5.97            --                 --             --        12.64%
         Highest contract charge 1.90% Class B              $ 5.03            --                 --             --        11.04%
         All contract charges                                   --        16,460           $ 70,007           0.72%
EQ/WELLS FARGO OMEGA GROWTH
         Unit Value 1.30% to 1.70%*
   2014  Lowest contract charge 1.30% Class B               $14.50            --                 --             --         2.47%
         Highest contract charge 1.70% Class B              $14.27            --                 --             --         2.00%
         All contract charges                                   --         6,403           $ 97,019           0.00%
2013(t)  Lowest contract charge 1.30% Class B               $14.15            --                 --             --        37.25%
         Highest contract charge 1.70% Class B              $13.99            --                 --             --        36.75%
         All contract charges                                   --         5,150           $ 76,479           0.00%
2012(r)  Lowest contract charge 1.30% Class B (e)           $10.31            --                 --             --        (0.48)%
         Highest contract charge 1.70% Class B (e)          $10.23            --                 --             --        (0.78)%
         All contract charges                                   --           775           $  7,971           0.03%
2012(s)  Lowest contract charge 0.95% Class B               $13.08            --                 --             --        19.23%
         Highest contract charge 1.90% Class B              $11.43            --                 --             --        18.08%
         All contract charges                                   --        43,932           $634,754           0.01%
2011(s)  Lowest contract charge 0.95% Class B               $10.97            --                 --             --        (6.72)%
         Highest contract charge 1.90% Class B              $ 9.68            --                 --             --        (7.63)%
         All contract charges                                   --        40,399           $495,316             --
2010(s)  Lowest contract charge 0.50% Class B               $12.42            --                 --             --        16.73%
         Highest contract charge 1.90% Class B              $10.48            --                 --             --        15.04%
         All contract charges                                   --        31,147           $413,230           0.01%
FEDERATED HIGH INCOME BOND FUND II
         Unit Value 0.30% to 1.25%*
   2014  Lowest contract charge 0.30% Service Class         $10.29            --                 --             --         2.08%
         Highest contract charge 1.25% Service Class        $10.18            --                 --             --         1.19%
         All contract charges                                   --           523           $  5,327           2.87%
   2013  Lowest contract charge 1.20% Service Class (h)     $10.06            --                 --             --         0.70%
         Highest contract charge 1.25% Service Class (h)    $10.06            --                 --             --         0.70%
         All contract charges                                   --            11           $    108           0.00%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                               YEARS ENDED DECEMBER 31,
                                                        ---------------------------------------------------------------------
                                                                   UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                        UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                        ---------- ----------------- ----------------- -------------- ---------
FEDERATED KAUFMANN FUND II
         Unit Value 1.20% to 1.25%*
   2014  Lowest contract charge 1.20% Service Class       $11.42            --                 --             --         8.14%
         Highest contract charge 1.25% Service Class      $11.42            --                 --             --         8.14%
         All contract charges                                 --            66           $    761           0.00%
   2013  Lowest contract charge 1.20% Service Class (h)   $10.56            --                 --             --         5.39%
         Highest contract charge 1.25% Service
          Class (h)                                       $10.56            --                 --             --         5.39%
         All contract charges                                 --             1           $      5           0.00%
FIDELITY(R) VIP ASSET MANAGER : GROWTH PORTFOLIO
         Unit Value 1.30% to 1.70%*
   2014  Lowest contract charge 1.30% Service Class 2     $15.48            --                 --             --         4.17%
         Highest contract charge 1.70% Service Class 2    $15.16            --                 --             --         3.76%
         All contract charges                                 --            59           $    926           0.63%
2013(t)  Lowest contract charge 0.65% Service Class 2     $13.05            --                 --             --        21.28%
         Highest contract charge 1.70% Service Class 2    $14.61            --                 --             --        20.05%
         All contract charges                                 --            79           $  1,146           0.73%
2012(s)  Lowest contract charge 0.65% Service Class 2     $10.76            --                 --             --        14.35%
         Highest contract charge 1.70% Service Class 2    $12.17            --                 --             --        13.10%
         All contract charges                                 --            80           $    956           1.16%
2011(s)  Lowest contract charge 1.30% Service Class 2     $10.85            --                 --             --        (7.66)%
         Highest contract charge 1.70% Service Class 2    $10.76            --                 --             --        (8.03)%
         All contract charges                                 --            74           $    801           1.43%
2010(s)  Lowest contract charge 1.30% Service Class 2     $11.75            --                 --             --        14.52%
         Highest contract charge 1.70% Service Class 2    $11.70            --                 --             --        14.04%
         All contract charges                                 --            66           $    773           1.41%
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO
         Unit Value 0.30% to 1.70%*
   2014  Lowest contract charge 0.30% Service Class 2     $11.66            --                 --             --        11.26%
         Highest contract charge 1.70% Service Class 2    $18.37            --                 --             --         9.80%
         All contract charges                                 --         5,992           $107,411           0.87%
2013(t)  Lowest contract charge 0.65% Service Class 2     $15.10            --                 --             --        30.17%
         Highest contract charge 1.70% Service Class 2    $16.73            --                 --             --        28.69%
         All contract charges                                 --         4,352           $ 73,472           1.00%
2012(r)  Lowest contract charge 1.30% Service
          Class 2 (e)                                     $13.17            --                 --             --         2.09%
         Highest contract charge 1.70% Service
          Class 2 (e)                                     $13.00            --                 --             --         1.80%
         All contract charges                                 --           600           $  7,870           2.45%
2012(s)  Lowest contract charge 0.65% Service Class 2     $11.60            --                 --             --        15.31%
         Highest contract charge 1.70% Service Class 2    $13.00            --                 --             --        14.14%
         All contract charges                                 --         2,363           $ 30,986           1.18%
2011(s)  Lowest contract charge 0.65% Service Class 2
          (b)                                             $10.06            --                 --             --        (6.68)%
         Highest contract charge 1.70% Service Class 2    $11.39            --                 --             --        (4.37)%
         All contract charges                                 --         2,017           $ 23,085           1.01%
2010(s)  Lowest contract charge 1.30% Service Class 2     $11.97            --                 --             --        15.43%
         Highest contract charge 1.70% Service Class 2    $11.91            --                 --             --        14.85%
         All contract charges                                 --         1,053           $ 12,580           2.01%
FIDELITY(R) VIP FREEDOM 2015 PORTFOLIO
         Unit Value 1.30% to 1.70%*
   2014  Lowest contract charge 1.30% Service Class 2     $12.33            --                 --             --         3.09%
         Highest contract charge 1.70% Service Class 2    $12.14            --                 --             --         2.71%
         All contract charges                                 --            67           $    825           1.29%
2013(t)  Lowest contract charge 1.30% Service Class 2     $11.96            --                 --             --        12.62%
         Highest contract charge 1.70% Service Class 2    $11.82            --                 --             --        12.14%
         All contract charges                                 --            77           $    904           1.56%
2012(s)  Lowest contract charge 1.30% Service Class 2     $10.62            --                 --             --        10.40%
         Highest contract charge 1.70% Service Class 2    $10.54            --                 --             --        10.02%
         All contract charges                                 --            71           $    745           1.91%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                               YEARS ENDED DECEMBER 31,
                                                        ---------------------------------------------------------------------
                                                                   UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                        UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                        ---------- ----------------- ----------------- -------------- ---------
FIDELITY(R) VIP FREEDOM 2015 PORTFOLIO (CONTINUED)
2011(s)  Lowest contract charge 1.30% Service
          Class 2 (b)                                     $ 9.62            --                 --             --        (3.90)%
         Highest contract charge 1.70% Service
          Class 2 (b)                                     $ 9.58            --                 --             --        (4.30)%
         All contract charges                                 --            46            $   442           2.91%
FIDELITY(R) VIP FREEDOM 2020 PORTFOLIO
         Unit Value 1.30% to 1.65%*
   2014  Lowest contract charge 1.30% Service Class 2     $12.49            --                 --             --         3.22%
         Highest contract charge 1.65% Service Class 2    $12.32            --                 --             --         2.84%
         All contract charges                                 --            56            $   702           1.34%
2013(t)  Lowest contract charge 1.30% Service Class 2     $12.10            --                 --             --        14.15%
         Highest contract charge 1.65% Service Class 2    $11.98            --                 --             --        13.77%
         All contract charges                                 --            62            $   747           1.60%
2012(s)  Lowest contract charge 1.30% Service Class 2     $10.60            --                 --             --        11.58%
         Highest contract charge 1.65% Service Class 2    $10.53            --                 --             --        11.19%
         All contract charges                                 --            66            $   686           2.02%
2011(s)  Lowest contract charge 1.30% Service
          Class 2 (b)                                     $ 9.50            --                 --             --        (5.00)%
         Highest contract charge 1.65% Service
          Class 2 (b)                                     $ 9.47            --                 --             --        (5.30)%
         All contract charges                                 --            48            $   455           5.03%
FIDELITY(R) VIP FREEDOM 2025 PORTFOLIO
         Unit Value 1.30% to 1.65%*
   2014  Lowest contract charge 1.30% Service Class 2     $12.95            --                 --             --         3.43%
         Highest contract charge 1.65% Service Class 2    $12.77            --                 --             --         3.07%
         All contract charges                                 --            70            $   916           1.39%
2013(t)  Lowest contract charge 1.30% Service Class 2     $12.52            --                 --             --        18.22%
         Highest contract charge 1.65% Service Class 2    $12.39            --                 --             --        17.78%
         All contract charges                                 --            73            $   907           1.85%
2012(s)  Lowest contract charge 1.30% Service Class 2     $10.59            --                 --             --        13.26%
         Highest contract charge 1.65% Service Class 2    $10.52            --                 --             --        12.88%
         All contract charges                                 --            33            $   359           2.07%
2011(s)  Lowest contract charge 1.30% Service
          Class 2 (b)                                     $ 9.35            --                 --             --        (6.41)%
         Highest contract charge 1.65% Service
          Class 2 (b)                                     $ 9.32            --                 --             --        (6.71)%
         All contract charges                                 --            13            $   118           5.69%
FIDELITY(R) VIP FREEDOM 2030 PORTFOLIO
         Unit Value 1.30% to 1.70%*
   2014  Lowest contract charge 1.30% Service Class 2     $13.06            --                 --             --         3.32%
         Highest contract charge 1.70% Service Class 2    $12.86            --                 --             --         2.96%
         All contract charges                                 --            64            $   840           1.76%
2013(t)  Lowest contract charge 1.30% Service Class 2     $12.64            --                 --             --        19.81%
         Highest contract charge 1.65% Service Class 2    $12.51            --                 --             --        19.37%
         All contract charges                                 --            49            $   614           1.73%
2012(s)  Lowest contract charge 1.30% Service Class 2     $10.55            --                 --             --        13.69%
         Highest contract charge 1.65% Service Class 2    $10.48            --                 --             --        13.30%
         All contract charges                                 --            31            $   322           2.22%
2011(s)  Lowest contract charge 1.30% Service
          Class 2 (b)                                     $ 9.28            --                 --             --        (6.92)%
         Highest contract charge 1.65% Service
          Class 2 (b)                                     $ 9.25            --                 --             --        (7.22)%
         All contract charges                                 --            18            $   168           4.18%
FIDELITY(R) VIP MID CAP PORTFOLIO
         Unit Value 0.65% to 1.70%*
   2014  Lowest contract charge 0.65% Service Class 2     $14.56            --                 --             --         5.35%
         Highest contract charge 1.70% Service Class 2    $17.66            --                 --             --         4.25%
         All contract charges                                 --         2,761            $47,363           0.02%
2013(t)  Lowest contract charge 0.65% Service Class 2     $13.82            --                 --             --        34.96%
         Highest contract charge 1.70% Service Class 2    $16.94            --                 --             --        33.60%
         All contract charges                                 --         1,859            $31,753           0.33%
2012(r)  Lowest contract charge 1.30% Service
          Class 2 (e)                                     $12.84            --                 --             --         1.10%
         Highest contract charge 1.70% Service
          Class 2 (e)                                     $12.68            --                 --             --         0.79%
         All contract charges                                 --           217            $ 2,768           0.84%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                               YEARS ENDED DECEMBER 31,
                                                        ---------------------------------------------------------------------
                                                                   UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                        UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                        ---------- ----------------- ----------------- -------------- ---------
FIDELITY(R) VIP MID CAP PORTFOLIO (CONTINUED)
2012(s)  Lowest contract charge 0.65% Service Class 2     $10.24            --                 --             --        13.78%
         Highest contract charge 1.70% Service Class 2    $12.68            --                 --             --        12.61%
         All contract charges                                 --           995            $12,716           0.40%
2011(s)  Lowest contract charge 0.65% Service
          Class 2 (b)                                     $ 9.00            --                 --             --       (12.54)%
         Highest contract charge 1.70% Service Class 2    $11.26            --                 --             --       (12.37)%
         All contract charges                                 --           890            $10,073           0.03%
2010(s)  Lowest contract charge 1.30% Service Class 2     $12.91            --                 --             --        26.94%
         Highest contract charge 1.70% Service Class 2    $12.85            --                 --             --        26.35%
         All contract charges                                 --           417            $ 5,377           0.33%
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO
         Unit Value 0.65% to 1.70%*
   2014  Lowest contract charge 0.65% Service Class 2     $11.35            --                 --             --         2.71%
         Highest contract charge 1.70% Service Class 2    $12.07            --                 --             --         1.68%
         All contract charges                                 --         4,647            $54,833           3.55%
2013(t)  Lowest contract charge 1.30% Service
          Class 2 (h)                                     $ 9.94            --                 --             --        (0.10)%
         Highest contract charge 1.70% Service Class 2    $11.87            --                 --             --        (1.66)%
         All contract charges                                 --         3,045            $36,493           4.28%
2012(r)  Lowest contract charge 1.30% Service
          Class 2 (e)                                     $12.23            --                 --             --         4.80%
         Highest contract charge 1.70% Service
          Class 2 (e)                                     $12.07            --                 --             --         4.50%
         All contract charges                                 --           499            $ 6,081           7.15%
2012(s)  Lowest contract charge 1.30% Service Class 2     $12.23            --                 --             --         8.81%
         Highest contract charge 1.70% Service Class 2    $12.07            --                 --             --         8.35%
         All contract charges                                 --         2,015            $24,501           3.66%
2011(s)  Lowest contract charge 1.30% Service
          Class 2 (b)                                     $11.24            --                 --             --         3.12%
         Highest contract charge 1.70% Service Class 2    $11.14            --                 --             --         2.67%
         All contract charges                                 --         1,512            $16,925           5.63%
2010(s)  Lowest contract charge 1.30% Service Class 2     $10.90            --                 --             --         7.50%
         Highest contract charge 1.70% Service Class 2    $10.85            --                 --             --         7.11%
         All contract charges                                 --           631            $ 6,871          10.45%
FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
         Unit Value 1.20% to 1.70%*
   2014  Lowest contract charge 1.20% Class I Shares
          (j)                                             $10.16            --                 --             --         2.11%
         Highest contract charge 1.70% Class I
          Shares (j)                                      $10.13            --                 --             --         1.81%
         All contract charges                                 --            54            $   558           1.33%
FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION
PORTFOLIO
         Unit Value 1.20% to 1.70%*
   2014  Lowest contract charge 1.20% Class I Shares      $11.01            --                 --             --         8.69%
         Highest contract charge 1.70% Class I Shares     $12.37            --                 --             --         8.13%
         All contract charges                                 --           795            $ 9,688           0.96%
   2013  Lowest contract charge 1.20% Class I
          Shares (h)                                      $10.13            --                 --             --         1.10%
         Highest contract charge 1.70% Class I Shares     $11.44            --                 --             --        10.85%
         All contract charges                                 --           324            $ 3,696           1.72%
   2012  Lowest contract charge 1.30% Class I Shares
          (e)                                             $10.35            --                 --             --         3.50%
         Highest contract charge 1.70% Class I Shares
          (e)                                             $10.32            --                 --             --         3.30%
         All contract charges                                 --            55            $   575           2.79%
FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND
         Unit Value 0.65% to 1.70%*
   2014  Lowest contract charge 0.65% Class 2             $14.20            --                 --             --         2.23%
         Highest contract charge 1.70% Class 2            $14.28            --                 --             --         1.13%
         All contract charges                                 --         1,440            $19,384           2.72%
2013(t)  Lowest contract charge 1.20% Class 2 (h)         $10.23            --                 --             --         1.49%
         Highest contract charge 1.70% Class 2            $14.12            --                 --             --        21.62%
         All contract charges                                 --           641            $ 9,134          11.93%
2012(r)  Lowest contract charge 1.30% Class 2 (e)         $11.75            --                 --             --         6.92%
         Highest contract charge 1.65% Class 2 (e)        $11.62            --                 --             --         6.61%
         All contract charges                                 --            27            $   321           0.00%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                                YEARS ENDED DECEMBER 31,
                                                         ---------------------------------------------------------------------
                                                                    UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                         UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                         ---------- ----------------- ----------------- -------------- ---------
FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND (CONTINUED)
2012(s)     Lowest contract charge 1.30% Class 2           $11.75            --                 --             --        13.86%
            Highest contract charge 1.70% Class 2          $11.61            --                 --             --        13.38%
            All contract charges                               --           158            $ 1,847           2.77%
2011(s)     Lowest contract charge 1.30% Class 2           $10.32            --                 --             --        (2.82)%
            Highest contract charge 1.70% Class 2          $10.24            --                 --             --        (3.21)%
            All contract charges                               --           141            $ 1,446           0.01%
2010(s)     Lowest contract charge 1.30% Class 2 (a)       $10.62            --                 --             --         9.82%
            Highest contract charge 1.70% Class 2 (a)      $10.58            --                 --             --         9.41%
            All contract charges                               --           104            $ 1,103           5.07%
FRANKLIN INCOME VIP FUND
            Unit Value 0.65% to 1.70%*
   2014     Lowest contract charge 0.65% Class 2           $13.55            --                 --             --         3.91%
            Highest contract charge 1.70% Class 2          $13.90            --                 --             --         2.81%
            All contract charges                               --         5,180            $66,764           4.72%
2013(t)     Lowest contract charge 1.30% Class 2           $13.04            --                 --             --        13.19%
            Highest contract charge 1.70% Class 2          $13.52            --                 --             --        12.01%
            All contract charges                               --         2,211            $29,986           5.98%
2012(r)     Lowest contract charge 1.30% Class 2 (e)       $12.22            --                 --             --         6.26%
            Highest contract charge 1.70% Class 2 (e)      $12.07            --                 --             --         5.88%
            All contract charges                               --           322            $ 3,901           0.53%
2012(s)     Lowest contract charge 1.30% Class 2           $12.22            --                 --             --        11.19%
            Highest contract charge 1.70% Class 2          $12.07            --                 --             --        10.73%
            All contract charges                               --           796            $ 9,655           6.60%
2011(s)     Lowest contract charge 1.30% Class 2           $10.99            --                 --             --         1.10%
            Highest contract charge 1.70% Class 2          $10.90            --                 --             --         0.65%
            All contract charges                               --           577            $ 6,314           5.60%
2010(s)     Lowest contract charge 1.30% Class 2 (a)       $10.87            --                 --             --        11.49%
            Highest contract charge 1.70% Class 2 (a)      $10.83            --                 --             --        11.08%
            All contract charges                               --           352            $ 3,815           2.89%
FRANKLIN MUTUAL SHARES VIP FUND
            Unit Value 1.20% to 1.70%*
   2014     Lowest contract charge 1.20% Class 2           $10.92            --                 --             --         5.81%
            Highest contract charge 1.70% Class 2          $15.51            --                 --             --         5.30%
            All contract charges                               --           869            $13,443           2.07%
2013(t)     Lowest contract charge 1.20% Class 2 (h)       $10.32            --                 --             --         2.18%
            Highest contract charge 1.70% Class 2          $14.73            --                 --             --        26.11%
            All contract charges                               --           730            $10,864           2.26%
2012(r)     Lowest contract charge 1.30% Class 2 (e)       $11.83            --                 --             --         5.06%
            Highest contract charge 1.65% Class 2 (e)      $11.70            --                 --             --         4.74%
            All contract charges                               --            74            $   870           2.03%
2012(s)     Lowest contract charge 1.30% Class 2           $11.83            --                 --             --        12.77%
            Highest contract charge 1.70% Class 2          $11.68            --                 --             --        12.31%
            All contract charges                               --           594            $ 6,988           2.13%
2011(s)     Lowest contract charge 1.30% Class 2           $10.49            --                 --             --        (2.33)%
            Highest contract charge 1.70% Class 2          $10.40            --                 --             --        (2.80)%
            All contract charges                               --           539            $ 5,643           2.86%
2010(s)     Lowest contract charge 1.30% Class 2 (a)       $10.74            --                 --             --        10.84%
            Highest contract charge 1.70% Class 2 (a)      $10.70            --                 --             --        10.42%
            All contract charges                               --           146            $ 1,562           1.66%
FRANKLIN RISING DIVIDENDS VIP FUND
            Unit Value 0.30% to 1.70%*
   2014     Lowest contract charge 0.30% Class 2           $11.19            --                 --             --         8.43%
            Highest contract charge 1.70% Class 2          $12.74            --                 --             --         6.88%
            All contract charges                               --         3,177            $39,577           1.29%
   2013     Lowest contract charge 1.20% Class 2 (h)       $10.31            --                 --             --         1.78%
            Highest contract charge 1.70% Class 2 (f)      $11.92            --                 --             --        18.61%
            All contract charges                               --         1,457            $17,336           0.56%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                                  YEARS ENDED DECEMBER 31,
                                                           -------------------------------------------------------------
                                                                      UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT
                                                           UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO**
                                                           ---------- ----------------- ----------------- --------------
FRANKLIN STRATEGIC INCOME VIP FUND
         Unit Value 1.30% to 1.70%*
   2014  Lowest contract charge 1.30% Class 2                $12.84            --                 --             --
         Highest contract charge 1.70% Class 2               $12.57            --                 --             --
         All contract charges                                    --         4,121            $52,504           5.75%
2013(t)  Lowest contract charge 1.30% Class 2                $12.77            --                 --             --
         Highest contract charge 1.70% Class 2               $12.55            --                 --             --
         All contract charges                                    --         2,705            $34,333           6.10%
2012(r)  Lowest contract charge 1.30% Class 2 (e)            $12.52            --                 --             --
         Highest contract charge 1.70% Class 2 (e)           $12.36            --                 --             --
         All contract charges                                    --           384            $ 4,770           1.55%
2012(s)  Lowest contract charge 0.65% Class 2                $11.33            --                 --             --
         Highest contract charge 1.70% Class 2               $12.36            --                 --             --
         All contract charges                                    --         1,359            $16,935           7.04%
2011(s)  Lowest contract charge 1.30% Class 2                $11.25            --                 --             --
         Highest contract charge 1.70% Class 2               $11.15            --                 --             --
         All contract charges                                    --         1,039            $11,646           5.65%
2010(s)  Lowest contract charge 1.30% Class 2                $11.11            --                 --             --
         Highest contract charge 1.70% Class 2               $11.06            --                 --             --
         All contract charges                                    --           440            $ 4,880           3.69%
GOLDMAN SACHS VIT MID CAP VALUE FUND
         Unit Value 0.65% to 1.70%*
   2014  Lowest contract charge 0.65% Service Shares         $17.03            --                 --             --
         Highest contract charge 1.70% Service Shares        $19.87            --                 --             --
         All contract charges                                    --         1,494            $30,097           0.90%
2013(t)  Lowest contract charge 0.65% Service Shares         $15.13            --                 --             --
         Highest contract charge 1.70% Service Shares        $17.84            --                 --             --
         All contract charges                                    --         1,090            $19,669           0.74%
2012(r)  Lowest contract charge 1.30% Service Shares (e)     $13.87            --                 --             --
         Highest contract charge 1.70% Service Shares (e)    $13.69            --                 --             --
         All contract charges                                    --           131            $ 1,798           2.06%
2012(s)  Lowest contract charge 0.65% Service Shares         $11.49            --                 --             --
         Highest contract charge 1.70% Service Shares        $13.69            --                 --             --
         All contract charges                                    --           597            $ 8,245           0.98%
2011(s)  Lowest contract charge 0.65% Service Shares (b)     $ 9.79            --                 --             --
         Highest contract charge 1.70% Service Shares        $11.79            --                 --             --
         All contract charges                                    --           542            $ 6,426           0.75%
2010(s)  Lowest contract charge 1.30% Service Shares         $12.90            --                 --             --
         Highest contract charge 1.70% Service Shares        $12.84            --                 --             --
         All contract charges                                    --           243            $ 3,129           1.08%
GUGGENHEIM VT GLOBAL MANAGED FUTURES STRATEGY FUND
         Unit Value 1.20% to 1.70%*
   2014  Lowest contract charge 1.20% Common Shares          $11.53            --                 --             --
         Highest contract charge 1.70% Common Shares         $ 8.68            --                 --             --
         All contract charges                                    --           122            $ 1,204           0.00%
2013(t)  Lowest contract charge 1.20% Common Shares (h)      $10.42            --                 --             --
         Highest contract charge 1.70% Common Shares         $ 7.88            --                 --             --
         All contract charges                                    --            75            $   604           0.00%
2012(s)  Lowest contract charge 1.30% Common Shares          $ 7.87            --                 --             --
         Highest contract charge 1.70% Common Shares         $ 7.81            --                 --             --
         All contract charges                                    --            83            $   646           0.00%
2011(s)  Lowest contract charge 1.30% Common Shares (b)      $ 8.98            --                 --             --
         Highest contract charge 1.70% Common Shares (b)     $ 8.95            --                 --             --
         All contract charges                                    --            41            $   371             --

--------
  TOTAL
RETURN***
---------

Unit Value 1.30% to 1.70%*
Lowest contract charge 1.30% Class 2                 0.55%
Highest contract charge 1.70% Class 2                0.16%
All contract charges
Lowest contract charge 1.30% Class 2                 2.00%
Highest contract charge 1.70% Class 2                1.54%
All contract charges
Lowest contract charge 1.30% Class 2 (e)             5.65%
Highest contract charge 1.70% Class 2 (e)            5.37%
All contract charges
Lowest contract charge 0.65% Class 2                11.96%
Highest contract charge 1.70% Class 2               10.85%
All contract charges
Lowest contract charge 1.30% Class 2                 1.26%
Highest contract charge 1.70% Class 2                0.81%
All contract charges
Lowest contract charge 1.30% Class 2                 9.46%
Highest contract charge 1.70% Class 2                8.97%
All contract charges

Unit Value 0.65% to 1.70%*
Lowest contract charge 0.65% Service Shares         12.56%
Highest contract charge 1.70% Service Shares        11.38%
All contract charges
Lowest contract charge 0.65% Service Shares         31.68%
Highest contract charge 1.70% Service Shares        30.31%
All contract charges
Lowest contract charge 1.30% Service Shares (e)      4.68%
Highest contract charge 1.70% Service Shares (e)     4.42%
All contract charges
Lowest contract charge 0.65% Service Shares         17.36%
Highest contract charge 1.70% Service Shares        16.12%
All contract charges
Lowest contract charge 0.65% Service Shares (b)    (10.35)%
Highest contract charge 1.70% Service Shares        (8.18)%
All contract charges
Lowest contract charge 1.30% Service Shares         23.09%
Highest contract charge 1.70% Service Shares        22.64%
All contract charges

Unit Value 1.20% to 1.70%*
Lowest contract charge 1.20% Common Shares          10.65%
Highest contract charge 1.70% Common Shares         10.15%
All contract charges
Lowest contract charge 1.20% Common Shares (h)       3.17%
Highest contract charge 1.70% Common Shares          0.90%
All contract charges
Lowest contract charge 1.30% Common Shares         (12.36)%
Highest contract charge 1.70% Common Shares        (12.74)%
All contract charges
Lowest contract charge 1.30% Common Shares (b)      (9.38)%
Highest contract charge 1.70% Common Shares (b)     (9.69)%
All contract charges

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                               YEARS ENDED DECEMBER 31,
                                                        ---------------------------------------------------------------------
                                                                   UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                        UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                        ---------- ----------------- ----------------- -------------- ---------
GUGGENHEIM VT MULTI-HEDGE STRATEGIES FUND
         Unit Value 1.30% to 1.70%*
   2014  Lowest contract charge 1.30% Common Shares       $ 9.76           --                  --             --         3.28%
         Highest contract charge 1.70% Common Shares      $ 9.60           --                  --             --         2.78%
         All contract charges                                 --           84             $   814           0.00%
2013(t)  Lowest contract charge 1.30% Common Shares       $ 9.45           --                  --             --         0.43%
         Highest contract charge 1.70% Common Shares      $ 9.34           --                  --             --         0.00%
         All contract charges                                 --           81             $   768           0.00%
2012(s)  Lowest contract charge 1.30% Common Shares       $ 9.41           --                  --             --         0.11%
         Highest contract charge 1.70% Common Shares      $ 9.34           --                  --             --        (0.11)%
         All contract charges                                 --           60             $   565           0.58%
HARTFORD CAPITAL APPRECIATION HLS FUND
         Unit Value 1.20% to 1.70%*
   2014  Lowest contract charge 1.20% Class IC (j)        $10.14           --                  --             --         1.91%
         Highest contract charge 1.70% Class IC (j)       $10.11           --                  --             --         1.61%
         All contract charges                                 --          171             $ 1,727           1.82%
HARTFORD GROWTH OPPORTUNITIES HLS FUND
         Unit Value 1.20% to 1.70%*
   2014  Lowest contract charge 1.20% Class IC (j)        $10.80           --                  --             --         8.22%
         Highest contract charge 1.70% Class IC (j)       $10.77           --                  --             --         7.92%
         All contract charges                                 --          149             $ 1,604           0.06%
INVESCO V.I. AMERICAN FRANCHISE FUND
         Unit Value 1.30% to 1.70%*
   2014  Lowest contract charge 1.30% Series II           $20.24           --                  --             --         6.75%
         Highest contract charge 1.70% Series II          $19.82           --                  --             --         6.33%
         All contract charges                                 --           23             $   441           0.00%
2013(t)  Lowest contract charge 1.30% Series II           $18.96           --                  --             --        37.99%
         Highest contract charge 1.70% Series II          $18.64           --                  --             --        37.36%
         All contract charges                                 --           54             $ 1,013           0.19%
2012(s)  Lowest contract charge 1.30% Series II           $13.74           --                  --             --        (2.90)%
         Highest contract charge 1.70% Series II          $13.57           --                  --             --        (3.07)%
         All contract charges                                 --           28             $   367           0.00%
INVESCO V.I. BALANCED-RISK ALLOCATION FUND
         Unit Value 1.20% to 1.25%*
   2014  Lowest contract charge 1.20% Series II           $10.25           --                  --             --         4.38%
         Highest contract charge 1.25% Series II          $10.25           --                  --             --         4.38%
         All contract charges                                 --          285             $ 2,918           0.00%
   2013  Lowest contract charge 1.20% Series II (h)       $ 9.82           --                  --             --        (0.61)%
         Highest contract charge 1.25% Series II (h)      $ 9.82           --                  --             --        (0.61)%
         All contract charges                                 --           46             $   448           0.00%
INVESCO V.I. DIVERSIFIED DIVIDEND FUND
         Unit Value 1.30% to 1.70%*
   2014  Lowest contract charge 1.30% Series II           $17.58           --                  --             --        11.05%
         Highest contract charge 1.70% Series II          $15.36           --                  --             --        10.66%
         All contract charges                                 --          965             $16,416           1.62%
2013(t)  Lowest contract charge 1.30% Series II           $15.83           --                  --             --        29.12%
         Highest contract charge 1.70% Series II          $13.88           --                  --             --        28.52%
         All contract charges                                 --          674             $10,334           2.45%
2012(r)  Lowest contract charge 1.30% Series II (e)       $12.26           --                  --             --         6.52%
         Highest contract charge 1.65% Series II (e)      $10.80           --                  --             --         6.19%
         All contract charges                                 --           79             $   907           1.88%
2012(s)  Lowest contract charge 1.30% Series II           $12.26           --                  --             --        16.76%
         Highest contract charge 1.70% Series II          $12.11           --                  --             --        16.33%
         All contract charges                                 --          179             $ 2,187           2.07%
2011(s)  Lowest contract charge 1.30% Series II           $10.50           --                  --             --        (8.70)%
         Highest contract charge 1.70% Series II          $10.41           --                  --             --        (8.92)%
         All contract charges                                 --          110             $ 1,155           0.14%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                             YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------------------------------------
                                                                 UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                      UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                      ---------- ----------------- ----------------- -------------- ---------
INVESCO V.I. GLOBAL HEALTH CARE FUND
         Unit Value 1.20% to 1.25%*
   2014  Lowest contract charge 1.20% Series II         $12.51            --                 --             --        17.91%
         Highest contract charge 1.25% Series II        $12.51            --                 --             --        17.91%
         All contract charges                               --            83            $ 1,035           0.00%
   2013  Lowest contract charge 1.20% Series II (h)     $10.61            --                 --             --         4.53%
         Highest contract charge 1.25% Series II (h)    $10.61            --                 --             --         4.53%
         All contract charges                               --            --            $     2           0.00%
INVESCO V.I. GLOBAL REAL ESTATE FUND
         Unit Value 0.65% to 1.70%*
   2014  Lowest contract charge 0.65% Series II         $13.21            --                 --             --        13.59%
         Highest contract charge 1.70% Series II        $15.36            --                 --             --        12.45%
         All contract charges                               --         4,488            $68,108           1.53%
2013(t)  Lowest contract charge 0.65% Series II         $11.63            --                 --             --         1.84%
         Highest contract charge 1.70% Series II        $13.66            --                 --             --         0.66%
         All contract charges                               --         3,351            $46,150           4.09%
2012(r)  Lowest contract charge 1.30% Series II (e)     $13.74            --                 --             --        10.54%
         Highest contract charge 1.70% Series II (e)    $13.57            --                 --             --        10.24%
         All contract charges                               --           424            $ 5,805           0.53%
2012(s)  Lowest contract charge 0.65% Series II         $11.42            --                 --             --        27.03%
         Highest contract charge 1.70% Series II        $13.57            --                 --             --        25.65%
         All contract charges                               --         1,829            $25,035           0.48%
2011(s)  Lowest contract charge 0.65% Series II (b)     $ 8.99            --                 --             --        (9.28)%
         Highest contract charge 1.70% Series II        $10.80            --                 --             --        (8.24)%
         All contract charges                               --         1,479            $16,049           4.81%
2010(s)  Lowest contract charge 1.30% Series II         $11.83            --                 --             --        15.75%
         Highest contract charge 1.70% Series II        $11.77            --                 --             --        15.17%
         All contract charges                               --           483            $ 5,702           7.92%
INVESCO V.I. HIGH YIELD FUND
         Unit Value 0.30% to 1.70%*
   2014  Lowest contract charge 0.30% Series II         $10.25            --                 --             --         1.28%
         Highest contract charge 1.70% Series II        $11.63            --                 --             --        (0.17)%
         All contract charges                               --         2,245            $25,344           5.18%
2013(t)  Lowest contract charge 0.65% Series II         $12.31            --                 --             --         6.12%
         Highest contract charge 1.70% Series II        $11.65            --                 --             --         4.95%
         All contract charges                               --         1,141            $13,370           5.59%
2012(r)  Lowest contract charge 1.30% Series II (e)     $11.19            --                 --             --         7.80%
         Highest contract charge 1.70% Series II (e)    $11.10            --                 --             --         7.45%
         All contract charges                               --           254            $ 2,826           6.30%
2012(s)  Lowest contract charge 0.65% Series II         $11.60            --                 --             --        16.12%
         Highest contract charge 1.70% Series II        $11.10            --                 --             --        14.91%
         All contract charges                               --           402            $ 4,476           5.97%
2011(s)  Lowest contract charge 0.65% Series II (b)     $ 9.99            --                 --             --        (1.28)%
         Highest contract charge 1.70% Series II (b)    $ 9.66            --                 --             --        (3.69)%
         All contract charges                               --           207            $ 2,006           1.33%
INVESCO V.I. INTERNATIONAL GROWTH FUND
         Unit Value 0.30% to 1.70%*
   2014  Lowest contract charge 0.30% Series II         $10.17            --                 --             --        (0.20)%
         Highest contract charge 1.70% Series II        $13.49            --                 --             --        (1.60)%
         All contract charges                               --         2,657            $35,667           1.51%
2013(t)  Lowest contract charge 0.65% Series II         $12.41            --                 --             --        17.97%
         Highest contract charge 1.70% Series II        $13.71            --                 --             --        16.68%
         All contract charges                               --         1,890            $26,203           1.12%
2012(r)  Lowest contract charge 1.30% Series II (e)     $11.90            --                 --             --         4.11%
         Highest contract charge 1.70% Series II (e)    $11.75            --                 --             --         3.80%
         All contract charges                               --           256            $ 3,037           1.55%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                                YEARS ENDED DECEMBER 31,
                                                         ---------------------------------------------------------------------
                                                                    UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                         UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                         ---------- ----------------- ----------------- -------------- ---------
INVESCO V.I. INTERNATIONAL GROWTH FUND (CONTINUED)
2012(s)  Lowest contract charge 0.65% Series II            $10.52            --                 --             --        14.47%
         Highest contract charge 1.70% Series II           $11.75            --                 --             --        13.31%
         All contract charges                                  --         1,048            $12,413           1.38%
2011(s)  Lowest contract charge 0.65% Series II (b)        $ 9.19            --                 --             --        (9.01)%
         Highest contract charge 1.70% Series II           $10.37            --                 --             --        (8.55)%
         All contract charges                                  --           904            $ 9,432           0.95%
2010(s)  Lowest contract charge 1.30% Series II            $11.40            --                 --             --        11.22%
         Highest contract charge 1.70% Series II           $11.34            --                 --             --        10.63%
         All contract charges                                  --           366            $ 4,164           2.80%
INVESCO V.I. MID CAP CORE EQUITY FUND
         Unit Value 1.30% to 1.70%*
   2014  Lowest contract charge 1.30% Series II            $15.32            --                 --             --         2.75%
         Highest contract charge 1.70% Series II           $15.01            --                 --             --         2.39%
         All contract charges                                  --           611            $ 9,314           0.00%
2013(t)  Lowest contract charge 1.30% Series II            $14.91            --                 --             --        26.79%
         Highest contract charge 1.70% Series II           $14.66            --                 --             --        26.27%
         All contract charges                                  --           466            $ 6,922           0.56%
2012(r)  Lowest contract charge 1.30% Series II (e)        $11.76            --                 --             --         0.09%
         Highest contract charge 1.70% Series II (e)       $11.61            --                 --             --        (0.17)%
         All contract charges                                  --            60            $   694           0.00%
2012(s)  Lowest contract charge 1.30% Series II            $11.76            --                 --             --         9.19%
         Highest contract charge 1.70% Series II           $11.61            --                 --             --         8.81%
         All contract charges                                  --           278            $ 3,257           0.00%
2011(s)  Lowest contract charge 1.30% Series II            $10.77            --                 --             --        (7.71)%
         Highest contract charge 1.70% Series II           $10.67            --                 --             --        (8.10)%
         All contract charges                                  --           234            $ 2,516           0.10%
2010(s)  Lowest contract charge 1.30% Series II            $11.67            --                 --             --        12.32%
         Highest contract charge 1.70% Series II           $11.61            --                 --             --        11.85%
         All contract charges                                  --           123            $ 1,433           0.49%
INVESCO V.I. SMALL CAP EQUITY FUND
         Unit Value 1.20% to 1.70%*
   2014  Lowest contract charge 1.20% Series II            $10.60            --                 --             --         0.86%
         Highest contract charge 1.70% Series II           $19.76            --                 --             --         0.36%
         All contract charges                                  --           452            $ 8,456           0.00%
2013(t)  Lowest contract charge 1.25% Series II (h)        $10.51            --                 --             --         5.10%
         Highest contract charge 1.70% Series II           $19.69            --                 --             --        34.77%
         All contract charges                                  --           324            $ 6,436           0.00%
2012(r)  Lowest contract charge 1.30% Series II (e)        $14.80            --                 --             --         1.93%
         Highest contract charge 1.70% Series II (e)       $14.61            --                 --             --         1.60%
         All contract charges                                  --            35            $   510           0.00%
2012(s)  Lowest contract charge 1.30% Series II            $14.80            --                 --             --        12.21%
         Highest contract charge 1.70% Series II           $14.61            --                 --             --        11.70%
         All contract charges                                  --           220            $ 3,223           0.00%
2011(s)  Lowest contract charge 1.30% Series II            $13.19            --                 --             --        (2.30)%
         Highest contract charge 1.70% Series II           $13.08            --                 --             --        (2.68)%
         All contract charges                                  --           186            $ 2,442             --
2010(s)  Lowest contract charge 1.30% Series II            $13.50            --                 --             --        26.52%
         Highest contract charge 1.70% Series II           $13.44            --                 --             --        26.08%
         All contract charges                                  --            71            $   950             --
IVY FUNDS VIP ASSET STRATEGY
         Unit Value 0.30% to 1.70%*
   2014  Lowest contract charge 0.30% Common Shares        $ 9.95            --                 --             --        (5.60)%
         Highest contract charge 1.70% Common Shares       $12.05            --                 --             --        (6.88)%
         All contract charges                                  --         4,546            $53,506           0.48%
   2013  Lowest contract charge 1.20% Common Shares (h)    $10.52            --                 --             --         4.26%
         Highest contract charge 1.70% Common Shares       $12.94            --                 --             --        23.00%
         All contract charges                                  --         3,070            $39,895           1.31%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                                 YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------------------------------------
                                                                     UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                          UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                          ---------- ----------------- ----------------- -------------- ---------
IVY FUNDS VIP ASSET STRATEGY (CONTINUED)
2012(r)  Lowest contract charge 1.30% Common Shares (e)     $10.60            --                 --             --         2.51%
         Highest contract charge 1.70% Common Shares (e)    $10.52            --                 --             --         2.33%
         All contract charges                                   --           430            $ 4,541           0.05%
2012(s)  Lowest contract charge 1.30% Common Shares         $10.60            --                 --             --        17.52%
         Highest contract charge 1.70% Common Shares        $10.52            --                 --             --        17.15%
         All contract charges                                   --         1,025            $10,831           1.15%
2011(s)  Lowest contract charge 1.30% Common Shares (b)     $ 9.02            --                 --             --        (9.62)%
         Highest contract charge 1.70% Common Shares (b)    $ 8.98            --                 --             --       (10.02)%
         All contract charges                                   --           718            $ 6,460           0.42%
IVY FUNDS VIP DIVIDEND OPPORTUNITIES
         Unit Value 0.65% to 1.70%*
   2014  Lowest contract charge 0.65% Common Shares         $15.73            --                 --             --         9.16%
         Highest contract charge 1.70% Common Shares        $16.64            --                 --             --         7.91%
         All contract charges                                   --           967            $16,300           1.14%
2013(t)  Lowest contract charge 0.65% Common Shares         $14.41            --                 --             --        28.78%
         Highest contract charge 1.70% Common Shares        $15.42            --                 --             --        27.44%
         All contract charges                                   --           887            $13,810           1.56%
2012(r)  Lowest contract charge 1.30% Common Shares (e)     $12.25            --                 --             --         0.74%
         Highest contract charge 1.70% Common Shares (e)    $12.10            --                 --             --         0.50%
         All contract charges                                   --            79            $   976           0.02%
2012(s)  Lowest contract charge 1.30% Common Shares         $11.19            --                 --             --        12.35%
         Highest contract charge 1.70% Common Shares        $12.10            --                 --             --        11.21%
         All contract charges                                   --           737            $ 8,977           1.10%
2011(s)  Lowest contract charge 1.30% Common Shares (b)     $ 9.96            --                 --             --        (8.37)%
         Highest contract charge 1.70% Common Shares        $10.88            --                 --             --        (6.29)%
         All contract charges                                   --           696            $ 7,611           0.99%
2010(s)  Lowest contract charge 1.30% Common Shares         $11.66            --                 --             --        14.88%
         Highest contract charge 1.70% Common Shares        $11.61            --                 --             --        14.38%
         All contract charges                                   --           378            $ 4,399           0.51%
IVY FUNDS VIP ENERGY
         Unit Value 0.65% to 1.70%*
   2014  Lowest contract charge 0.65% Common Shares         $11.40            --                 --             --       (11.15)%
         Highest contract charge 1.70% Common Shares        $12.16            --                 --             --       (12.08)%
         All contract charges                                   --         2,545            $29,366           0.00%
2013(t)  Lowest contract charge 0.65% Common Shares         $12.83            --                 --             --        26.90%
         Highest contract charge 1.70% Common Shares        $13.83            --                 --             --        25.50%
         All contract charges                                   --         1,483            $20,610           0.00%
2012(r)  Lowest contract charge 1.30% Common Shares (e)     $11.16            --                 --             --        (4.04)%
         Highest contract charge 1.70% Common Shares (e)    $11.02            --                 --             --        (4.26)%
         All contract charges                                   --           146            $ 1,627           0.00%
2012(s)  Lowest contract charge 0.65% Common Shares (b)     $10.11            --                 --             --         0.70%
         Highest contract charge 1.70% Common Shares        $11.02            --                 --             --        (0.36)%
         All contract charges                                   --           885            $ 9,829           0.00%
2011(s)  Lowest contract charge 0.65% Common Shares (b)     $10.04            --                 --             --       (12.24)%
         Highest contract charge 1.70% Common Shares        $11.06            --                 --             --       (10.59)%
         All contract charges                                   --           771            $ 8,578             --
2010(s)  Lowest contract charge 1.30% Common Shares         $12.43            --                 --             --        20.45%
         Highest contract charge 1.70% Common Shares        $12.37            --                 --             --        19.86%
         All contract charges                                   --           229            $ 2,846           0.13%
IVY FUNDS VIP GLOBAL NATURAL RESOURCES
         Unit Value 0.65% to 1.70%*
   2014  Lowest contract charge 0.65% Common Shares         $ 8.14            --                 --             --       (13.68)%
         Highest contract charge 1.70% Common Shares        $ 8.34            --                 --             --       (14.46)%
         All contract charges                                   --         1,383            $11,703           0.00%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                                 YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------------------------------------
                                                                     UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                          UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                          ---------- ----------------- ----------------- -------------- ---------
IVY FUNDS VIP GLOBAL NATURAL RESOURCES (CONTINUED)
2013(t)  Lowest contract charge 0.65% Common Shares         $ 9.43            --                 --             --         7.16%
         Highest contract charge 1.70% Common Shares        $ 9.75            --                 --             --         5.86%
         All contract charges                                   --         1,265           $ 12,480           0.00%
2012(r)  Lowest contract charge 1.30% Common Shares (e)     $ 9.32            --                 --             --        (2.71)%
         Highest contract charge 1.70% Common Shares (e)    $ 9.21            --                 --             --        (2.95)%
         All contract charges                                   --           125           $  1,163           0.00%
2012(s)  Lowest contract charge 0.65% Common Shares         $ 8.80            --                 --             --         1.27%
         Highest contract charge 1.70% Common Shares        $ 9.21            --                 --             --         0.22%
         All contract charges                                   --           915           $  8,490           0.00%
2011(s)  Lowest contract charge 0.65% Common Shares (b)     $ 8.69            --                 --             --       (23.91)%
         Highest contract charge 1.70% Common Shares        $ 9.19            --                 --             --       (22.77)%
         All contract charges                                   --           852           $  7,871             --
2010(s)  Lowest contract charge 1.30% Common Shares         $11.96            --                 --             --        15.56%
         Highest contract charge 1.70% Common Shares        $11.90            --                 --             --        15.09%
         All contract charges                                   --           419           $  5,015             --
IVY FUNDS VIP HIGH INCOME
         Unit Value 0.65% to 1.70%*
   2014  Lowest contract charge 0.65% Common Shares         $13.82            --                 --             --         1.25%
         Highest contract charge 1.70% Common Shares        $15.26            --                 --             --         0.20%
         All contract charges                                   --         7,208           $111,378           4.62%
2013(t)  Lowest contract charge 0.65% Common Shares         $13.65            --                 --             --         9.81%
         Highest contract charge 1.70% Common Shares        $15.23            --                 --             --         8.63%
         All contract charges                                   --         5,192           $ 79,871           4.69%
2012(r)  Lowest contract charge 1.30% Common Shares (e)     $14.20            --                 --             --         8.31%
         Highest contract charge 1.70% Common Shares (e)    $14.02            --                 --             --         8.01%
         All contract charges                                   --           750           $ 10,591           0.10%
2012(s)  Lowest contract charge 0.65% Common Shares         $12.43            --                 --             --        17.82%
         Highest contract charge 1.70% Common Shares        $14.02            --                 --             --        16.64%
         All contract charges                                   --         2,440           $ 34,450           6.65%
2011(s)  Lowest contract charge 0.65% Common Shares (b)     $10.55            --                 --             --         3.03%
         Highest contract charge 1.70% Common Shares        $12.02            --                 --             --         3.44%
         All contract charges                                   --         1,926           $ 23,256           6.46%
2010(s)  Lowest contract charge 1.30% Common Shares         $11.67            --                 --             --        13.30%
         Highest contract charge 1.70% Common Shares        $11.62            --                 --             --        12.93%
         All contract charges                                   --           778           $  9,066           4.09%
IVY FUNDS VIP MICRO CAP GROWTH
         Unit Value 0.30% to 1.25%*
   2014  Lowest contract charge 0.30% Common Shares         $10.61            --                 --             --        (2.03)%
         Highest contract charge 1.25% Common Shares        $10.49            --                 --             --        (3.05)%
         All contract charges                                   --           147           $  1,549           0.00%
   2013  Lowest contract charge 1.20% Common Shares (h)     $10.82            --                 --             --         8.09%
         Highest contract charge 1.25% Common Shares (h)    $10.82            --                 --             --         8.09%
         All contract charges                                   --             8           $     93           0.00%
IVY FUNDS VIP MID CAP GROWTH
         Unit Value 1.30% to 1.70%*
   2014  Lowest contract charge 1.30% Common Shares         $20.34            --                 --             --         6.49%
         Highest contract charge 1.70% Common Shares        $19.92            --                 --             --         6.07%
         All contract charges                                   --         2,021           $ 40,843           0.00%
2013(t)  Lowest contract charge 1.30% Common Shares         $19.10            --                 --             --        28.27%
         Highest contract charge 1.70% Common Shares        $18.78            --                 --             --        27.67%
         All contract charges                                   --         1,632           $ 31,006           0.00%
2012(r)  Lowest contract charge 1.30% Common Shares (e)     $14.89            --                 --             --         1.43%
         Highest contract charge 1.70% Common Shares (e)    $14.71            --                 --             --         1.24%
         All contract charges                                   --           218           $  3,233           0.00%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                               YEARS ENDED DECEMBER 31,
                                                        ---------------------------------------------------------------------
                                                                   UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                        UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                        ---------- ----------------- ----------------- -------------- ---------
IVY FUNDS VIP MID CAP GROWTH (CONTINUED)
2012(s)  Lowest contract charge 1.30% Common Shares       $14.89            --                 --             --        12.04%
         Highest contract charge 1.70% Common Shares      $14.71            --                 --             --        11.69%
         All contract charges                                 --           989            $14,647           0.00%
2011(s)  Lowest contract charge 1.30% Common Shares       $13.29            --                 --             --        (1.85)%
         Highest contract charge 1.70% Common Shares      $13.17            --                 --             --        (2.30)%
         All contract charges                                 --           816            $10,801           3.11%
2010(s)  Lowest contract charge 1.30% Common Shares       $13.54            --                 --             --        29.82%
         Highest contract charge 1.70% Common Shares      $13.48            --                 --             --        29.37%
         All contract charges                                 --           328            $ 4,427           0.01%
IVY FUNDS VIP SCIENCE AND TECHNOLOGY
         Unit Value 0.65% to 1.70%*
   2014  Lowest contract charge 0.65% Common Shares       $19.46            --                 --             --         2.26%
         Highest contract charge 1.70% Common Shares      $21.29            --                 --             --         1.14%
         All contract charges                                 --         2,617            $52,643           0.00%
2013(t)  Lowest contract charge 0.65% Common Shares       $19.03            --                 --             --        55.35%
         Highest contract charge 1.70% Common Shares      $21.05            --                 --             --        53.76%
         All contract charges                                 --         1,768            $37,545           0.00%
2012(r)  Lowest contract charge 1.30% Common Shares (e)   $13.87            --                 --             --         9.38%
         Highest contract charge 1.70% Common
          Shares (e)                                      $13.69            --                 --             --         9.00%
         All contract charges                                 --           231            $ 3,202           0.00%
2012(s)  Lowest contract charge 1.30% Common Shares       $13.87            --                 --             --        26.21%
         Highest contract charge 1.70% Common Shares      $13.69            --                 --             --        25.60%
         All contract charges                                 --           759            $10,481           0.00%
2011(s)  Lowest contract charge 1.30% Common Shares       $10.99            --                 --             --        (7.02)%
         Highest contract charge 1.70% Common Shares      $10.90            --                 --             --        (7.31)%
         All contract charges                                 --           614            $ 6,730           3.30%
2010(s)  Lowest contract charge 1.30% Common Shares       $11.82            --                 --             --        11.30%
         Highest contract charge 1.70% Common Shares      $11.76            --                 --             --        10.84%
         All contract charges                                 --           227            $ 2,680             --
IVY FUNDS VIP SMALL CAP GROWTH
         Unit Value 1.30% to 1.70%*
   2014  Lowest contract charge 1.30% Common Shares       $17.46            --                 --             --         0.23%
         Highest contract charge 1.70% Common Shares      $17.10            --                 --             --        (0.18)%
         All contract charges                                 --         1,013            $17,562           0.00%
2013(t)  Lowest contract charge 1.30% Common Shares       $17.42            --                 --             --        41.51%
         Highest contract charge 1.70% Common Shares      $17.13            --                 --             --        40.99%
         All contract charges                                 --           837            $14,507           0.00%
2012(r)  Lowest contract charge 1.30% Common Shares (e)   $12.31            --                 --             --        (8.88)%
         Highest contract charge 1.70% Common
          Shares (e)                                      $12.15            --                 --             --        (9.19)%
         All contract charges                                 --            99            $ 1,218           0.00%
2012(s)  Lowest contract charge 1.30% Common Shares       $12.31            --                 --             --         3.79%
         Highest contract charge 1.70% Common Shares      $12.15            --                 --             --         3.32%
         All contract charges                                 --           490            $ 6,003           0.00%
2011(s)  Lowest contract charge 1.30% Common Shares       $11.86            --                 --             --       (11.76)%
         Highest contract charge 1.70% Common Shares      $11.76            --                 --             --       (12.11)%
         All contract charges                                 --           497            $ 5,876           0.82%
2010(s)  Lowest contract charge 1.30% Common Shares       $13.44            --                 --             --        27.15%
         Highest contract charge 1.70% Common Shares      $13.38            --                 --             --        26.70%
         All contract charges                                 --           279            $ 3,472             --
JANUS ASPEN SERIES BALANCED PORTFOLIO
         Unit Value 1.20% to 1.25%*
   2014  Lowest contract charge 1.20% Service Shares      $10.99            --                 --             --         7.01%
         Highest contract charge 1.25% Service Shares     $10.98            --                 --             --         6.91%
         All contract charges                                 --           398            $ 4,371           1.87%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                                  YEARS ENDED DECEMBER 31,
                                                           -------------------------------------------------------------
                                                                      UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT
                                                           UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO**
                                                           ---------- ----------------- ----------------- --------------
JANUS ASPEN SERIES BALANCED PORTFOLIO (CONTINUED)
   2013  Lowest contract charge 1.20% Service Shares (h)     $10.27            --                 --             --
         Highest contract charge 1.25% Service Shares (h)    $10.27            --                 --             --
         All contract charges                                    --             6            $    62           0.29%
JANUS ASPEN SERIES FLEXIBLE BOND PORTFOLIO
         Unit Value 1.20% to 1.25%*
   2014  Lowest contract charge 1.20% Service Shares         $10.29            --                 --             --
         Highest contract charge 1.25% Service Shares        $10.28            --                 --             --
         All contract charges                                    --           317            $ 3,256           4.01%
   2013  Lowest contract charge 1.20% Service Shares (h)     $ 9.94            --                 --             --
         Highest contract charge 1.25% Service Shares (h)    $ 9.94            --                 --             --
         All contract charges                                    --            12            $   116           0.73%
JANUS ASPEN SERIES INTECH U.S. LOW VOLATILITY PORTFOLIO
         Unit Value 1.20% to 1.25%*
   2014  Lowest contract charge 1.20% Service Shares         $11.80            --                 --             --
         Highest contract charge 1.25% Service Shares        $11.80            --                 --             --
         All contract charges                                    --           127            $ 1,494           1.12%
   2013  Lowest contract charge 1.20% Service Shares (h)     $10.15            --                 --             --
         Highest contract charge 1.25% Service Shares (h)    $10.15            --                 --             --
         All contract charges                                    --             3            $    29           0.88%
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO
         Unit Value 0.65% to 1.70%*
   2014  Lowest contract charge 0.65% Service Shares         $ 9.12            --                 --             --
         Highest contract charge 1.70% Service Shares        $10.83            --                 --             --
         All contract charges                                    --         6,775            $73,877           1.79%
2013(t)  Lowest contract charge 0.65% Service Shares         $ 9.63            --                 --             --
         Highest contract charge 1.70% Service Shares        $11.55            --                 --             --
         All contract charges                                    --         5,679            $66,307           1.56%
2012(r)  Lowest contract charge 1.30% Service Shares (e)     $12.05            --                 --             --
         Highest contract charge 1.70% Service Shares (e)    $11.90            --                 --             --
         All contract charges                                    --           833            $ 9,997           3.48%
2012(s)  Lowest contract charge 0.65% Service Shares         $ 9.81            --                 --             --
         Highest contract charge 1.70% Service Shares        $11.90            --                 --             --
         All contract charges                                    --         3,427            $41,114           1.73%
2011(s)  Lowest contract charge 0.65% Service Shares (b)     $ 8.09            --                 --             --
         Highest contract charge 1.70% Service Shares        $ 9.92            --                 --             --
         All contract charges                                    --         2,736            $27,284           2.67%
2010(s)  Lowest contract charge 1.30% Service Shares         $12.37            --                 --             --
         Highest contract charge 1.70% Service Shares        $12.31            --                 --             --
         All contract charges                                    --         1,064            $13,133           2.91%
LORD ABBETT SERIES FUND - BOND DEBENTURE PORTFOLIO
         Unit Value 0.30% to 1.70%*
   2014  Lowest contract charge 0.30% VC Shares              $10.51            --                 --             --
         Highest contract charge 1.70% VC Shares             $12.09            --                 --             --
         All contract charges                                    --         2,769            $32,620           6.45%
2013(t)  Lowest contract charge 1.20% VC Shares (h)          $10.09            --                 --             --
         Highest contract charge 1.70% VC Shares             $11.79            --                 --             --
         All contract charges                                    --         1,134            $13,390           8.34%
2012(r)  Lowest contract charge 1.30% VC Shares (e)          $11.17            --                 --             --
         Highest contract charge 1.70% VC Shares (e)         $11.08            --                 --             --
         All contract charges                                    --           126            $ 1,400          12.49%
2012(s)  Lowest contract charge 1.30% VC Shares              $11.17            --                 --             --
         Highest contract charge 1.70% VC Shares             $11.08            --                 --             --
         All contract charges                                    --           211            $ 2,337           7.35%
2011(s)  Lowest contract charge 1.30% VC Shares (b)          $10.06            --                 --             --
         Highest contract charge 1.70% VC Shares (b)         $10.02            --                 --             --
         All contract charges                                    --            82            $   827          15.38%

--------
  TOTAL
RETURN***
---------

Lowest contract charge 1.20% Service Shares (h)      2.09%
Highest contract charge 1.25% Service Shares (h)     2.09%
All contract charges

Unit Value 1.20% to 1.25%*
Lowest contract charge 1.20% Service Shares          3.52%
Highest contract charge 1.25% Service Shares         3.42%
All contract charges
Lowest contract charge 1.20% Service Shares (h)     (0.50)%
Highest contract charge 1.25% Service Shares (h)    (0.50)%
All contract charges

Unit Value 1.20% to 1.25%*
Lowest contract charge 1.20% Service Shares         16.26%
Highest contract charge 1.25% Service Shares        16.26%
All contract charges
Lowest contract charge 1.20% Service Shares (h)      0.30%
Highest contract charge 1.25% Service Shares (h)     0.30%
All contract charges

Unit Value 0.65% to 1.70%*
Lowest contract charge 0.65% Service Shares         (5.30)%
Highest contract charge 1.70% Service Shares        (6.23)%
All contract charges
Lowest contract charge 0.65% Service Shares         (1.83)%
Highest contract charge 1.70% Service Shares        (2.94)%
All contract charges
Lowest contract charge 1.30% Service Shares (e)      5.98%
Highest contract charge 1.70% Service Shares (e)     5.68%
All contract charges
Lowest contract charge 0.65% Service Shares         21.26%
Highest contract charge 1.70% Service Shares        19.96%
All contract charges
Lowest contract charge 0.65% Service Shares (b)    (18.03)%
Highest contract charge 1.70% Service Shares       (19.42)%
All contract charges
Lowest contract charge 1.30% Service Shares         21.16%
Highest contract charge 1.70% Service Shares        20.57%
All contract charges

Unit Value 0.30% to 1.70%*
Lowest contract charge 0.30% VC Shares               3.96%
Highest contract charge 1.70% VC Shares              2.54%
All contract charges
Lowest contract charge 1.20% VC Shares (h)           1.00%
Highest contract charge 1.70% VC Shares              6.41%
All contract charges
Lowest contract charge 1.30% VC Shares (e)           5.48%
Highest contract charge 1.70% VC Shares (e)          5.12%
All contract charges
Lowest contract charge 1.30% VC Shares              11.03%
Highest contract charge 1.70% VC Shares             10.58%
All contract charges
Lowest contract charge 1.30% VC Shares (b)           0.10%
Highest contract charge 1.70% VC Shares (b)         (0.30)%
All contract charges

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                                 YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------------------------------------
                                                                     UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                          UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                          ---------- ----------------- ----------------- -------------- ---------
LORD ABBETT SERIES FUND - CLASSIC STOCK PORTFOLIO
         Unit Value 1.30% to 1.70%*
   2014  Lowest contract charge 1.30% VC Shares             $13.65            --                 --             --         7.73%
         Highest contract charge 1.70% VC Shares            $13.44            --                 --             --         7.35%
         All contract charges                                   --           372            $ 5,070           0.77%
2013(t)  Lowest contract charge 1.30% VC Shares             $12.67            --                 --             --        28.11%
         Highest contract charge 1.70% VC Shares            $12.52            --                 --             --        27.62%
         All contract charges                                   --           332            $ 4,190           1.17%
2012(r)  Lowest contract charge 1.30% VC Shares (e)         $ 9.89            --                 --             --         0.71%
         Highest contract charge 1.70% VC Shares (e)        $ 9.81            --                 --             --         0.41%
         All contract charges                                   --            82            $   818           2.47%
2012(s)  Lowest contract charge 1.30% VC Shares             $ 9.89            --                 --             --        13.68%
         Highest contract charge 1.70% VC Shares            $ 9.81            --                 --             --        13.15%
         All contract charges                                   --           159            $ 1,552           1.08%
2011(s)  Lowest contract charge 1.30% VC Shares (b)         $ 8.70            --                 --             --       (11.59)%
         Highest contract charge 1.65% VC Shares (b)        $ 8.68            --                 --             --       (11.79)%
         All contract charges                                   --           121            $ 1,050           1.75%
LORD ABBETT SERIES FUND - GROWTH OPPORTUNITIES PORTFOLIO
         Unit Value 1.30% to 1.70%*
   2014  Lowest contract charge 1.30% VC Shares             $13.26            --                 --             --         4.66%
         Highest contract charge 1.70% VC Shares            $13.05            --                 --             --         4.23%
         All contract charges                                   --           251            $ 3,311           0.00%
2013(t)  Lowest contract charge 1.30% VC Shares             $12.67            --                 --             --        35.36%
         Highest contract charge 1.70% VC Shares            $12.52            --                 --             --        34.77%
         All contract charges                                   --           192            $ 2,423           0.00%
2012(r)  Lowest contract charge 1.30% VC Shares (e)         $ 9.36            --                 --             --        (3.80)%
         Highest contract charge 1.70% VC Shares (e)        $ 9.29            --                 --             --        (4.03)%
         All contract charges                                   --            29            $   270           0.22%
2012(s)  Lowest contract charge 1.30% VC Shares             $ 9.36            --                 --             --        12.64%
         Highest contract charge 1.70% VC Shares            $ 9.29            --                 --             --        12.20%
         All contract charges                                   --           119            $ 1,105           0.26%
2011(s)  Lowest contract charge 1.30% VC Shares (b)         $ 8.31            --                 --             --       (15.55)%
         Highest contract charge 1.70% VC Shares (b)        $ 8.28            --                 --             --       (15.85)%
         All contract charges                                   --            73            $   603             --
MFS(R) INTERNATIONAL VALUE PORTFOLIO
         Unit Value 1.20% to 1.70%*
   2014  Lowest contract charge 1.20% Service Class         $10.17            --                 --             --        (0.10)%
         Highest contract charge 1.70% Service Class        $14.80            --                 --             --        (0.54)%
         All contract charges                                   --         6,575            $95,243           1.92%
2013(t)  Lowest contract charge 1.20% Service Class (h)     $10.18            --                 --             --         0.59%
         Highest contract charge 1.70% Service Class        $14.88            --                 --             --        25.46%
         All contract charges                                   --         4,160            $62,430           1.47%
2012(r)  Lowest contract charge 1.30% Service Class (e)     $12.01            --                 --             --         5.72%
         Highest contract charge 1.70% Service Class (e)    $11.86            --                 --             --         5.42%
         All contract charges                                   --           517            $ 6,188           1.06%
2012(s)  Lowest contract charge 1.30% Service Class         $12.01            --                 --             --        14.38%
         Highest contract charge 1.70% Service Class        $11.86            --                 --             --        13.93%
         All contract charges                                   --         1,708            $20,448           1.46%
2011(s)  Lowest contract charge 1.30% Service Class         $10.50            --                 --             --        (3.05)%
         Highest contract charge 1.70% Service Class        $10.41            --                 --             --        (3.43)%
         All contract charges                                   --         1,354            $14,175           1.24%
2010(s)  Lowest contract charge 1.30% Service Class         $10.83            --                 --             --         7.33%
         Highest contract charge 1.70% Service Class        $10.78            --                 --             --         6.94%
         All contract charges                                   --           501            $ 5,419           0.32%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                                 YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------------------------------------
                                                                     UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                          UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                          ---------- ----------------- ----------------- -------------- ---------
MFS(R) INVESTORS GROWTH STOCK SERIES
         Unit Value 1.30% to 1.70%*
   2014  Lowest contract charge 1.30% Service Class         $18.56           --                  --             --         9.69%
         Highest contract charge 1.70% Service Class        $18.18           --                  --             --         9.25%
         All contract charges                                   --          662             $12,199           0.29%
2013(t)  Lowest contract charge 1.30% Service Class         $16.92           --                  --             --        28.38%
         Highest contract charge 1.70% Service Class        $16.64           --                  --             --        27.80%
         All contract charges                                   --          427             $ 7,193           0.43%
2012(r)  Lowest contract charge 1.30% Service Class (e)     $13.18           --                  --             --         2.41%
         Highest contract charge 1.70% Service Class (e)    $13.02           --                  --             --         2.20%
         All contract charges                                   --           33             $   433           0.20%
2012(s)  Lowest contract charge 1.30% Service Class         $13.18           --                  --             --        15.11%
         Highest contract charge 1.70% Service Class        $13.02           --                  --             --        14.71%
         All contract charges                                   --          309             $ 4,049           0.23%
2011(s)  Lowest contract charge 1.30% Service Class         $11.45           --                  --             --        (0.87)%
         Highest contract charge 1.70% Service Class        $11.35           --                  --             --        (1.30)%
         All contract charges                                   --          286             $ 3,267           0.26%
2010(s)  Lowest contract charge 1.30% Service Class         $11.55           --                  --             --        10.63%
         Highest contract charge 1.70% Service Class        $11.50           --                  --             --        10.26%
         All contract charges                                   --          162             $ 1,874           0.07%
MFS(R) INVESTORS TRUST SERIES
         Unit Value 0.65% to 1.70%*
   2014  Lowest contract charge 0.65% Service Class         $16.91           --                  --             --        10.02%
         Highest contract charge 1.70% Service Class        $17.74           --                  --             --         8.83%
         All contract charges                                   --          477             $ 8,263           0.79%
2013(t)  Lowest contract charge 0.65% Service Class         $15.37           --                  --             --        30.81%
         Highest contract charge 1.70% Service Class        $16.30           --                  --             --        29.47%
         All contract charges                                   --          373             $ 6,157           1.01%
2012(r)  Lowest contract charge 1.30% Service Class (e)     $12.75           --                  --             --         4.08%
         Highest contract charge 1.70% Service Class (e)    $12.59           --                  --             --         3.79%
         All contract charges                                   --           21             $   263           0.61%
2012(s)  Lowest contract charge 0.65% Service Class         $11.75           --                  --             --        18.09%
         Highest contract charge 1.70% Service Class        $12.59           --                  --             --        16.79%
         All contract charges                                   --          287             $ 3,636           0.78%
2011(s)  Lowest contract charge 0.65% Service Class (b)     $ 9.95           --                  --             --        (5.42)%
         Highest contract charge 1.70% Service Class        $10.78           --                  --             --        (4.01)%
         All contract charges                                   --          243             $ 2,631           0.85%
2010(s)  Lowest contract charge 1.30% Service Class         $11.29           --                  --             --         9.51%
         Highest contract charge 1.70% Service Class        $11.23           --                  --             --         8.92%
         All contract charges                                   --          111             $ 1,249           0.06%
MFS(R) RESEARCH SERIES
         Unit Value 1.20% to 1.25%*
   2014  Lowest contract charge 1.20% Service Class         $11.40           --                  --             --         8.67%
         Highest contract charge 1.25% Service Class        $11.39           --                  --             --         8.58%
         All contract charges                                   --           72             $   812           0.72%
   2013  Lowest contract charge 1.25% Service Class (h)     $10.49           --                  --             --         3.96%
         Highest contract charge 1.25% Service Class (h)    $10.49           --                  --             --         3.96%
         All contract charges                                   --            2             $    17           0.00%
MFS(R) TECHNOLOGY PORTFOLIO
         Unit Value 1.30% to 1.70%*
   2014  Lowest contract charge 1.30% Service Class         $19.84           --                  --             --         8.95%
         Highest contract charge 1.70% Service Class        $19.43           --                  --             --         8.49%
         All contract charges                                   --          784             $15,442           0.00%
2013(t)  Lowest contract charge 1.30% Service Class         $18.21           --                  --             --        33.02%
         Highest contract charge 1.70% Service Class        $17.91           --                  --             --        32.47%
         All contract charges                                   --          579             $10,464           0.00%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                                 YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------------------------------------
                                                                     UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                          UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                          ---------- ----------------- ----------------- -------------- ---------
MFS(R) TECHNOLOGY PORTFOLIO (CONTINUED)
2012(r)  Lowest contract charge 1.30% Service Class (e)     $13.69            --                 --             --        (2.42)%
         Highest contract charge 1.70% Service Class (e)    $13.52            --                 --             --        (2.66)%
         All contract charges                                   --            84           $  1,144           0.00%
2012(s)  Lowest contract charge 1.30% Service Class         $13.69            --                 --             --        12.77%
         Highest contract charge 1.70% Service Class        $13.52            --                 --             --        12.29%
         All contract charges                                   --           352           $  4,793           0.00%
2011(s)  Lowest contract charge 1.30% Service Class         $12.14            --                 --             --        (0.25)%
         Highest contract charge 1.70% Service Class        $12.04            --                 --             --        (0.66)%
         All contract charges                                   --           297           $  3,597             --
2010(s)  Lowest contract charge 1.30% Service Class         $12.17            --                 --             --        18.62%
         Highest contract charge 1.70% Service Class        $12.12            --                 --             --        18.24%
         All contract charges                                   --           156           $  1,899             --
MFS(R) UTILITIES SERIES
         Unit Value 1.20% to 1.70%*
   2014  Lowest contract charge 1.20% Service Class         $11.03            --                 --             --        11.08%
         Highest contract charge 1.70% Service Class        $17.88            --                 --             --        10.58%
         All contract charges                                   --         2,469           $ 41,044           2.08%
2013(t)  Lowest contract charge 1.20% Service Class (h)     $ 9.93            --                 --             --         0.00%
         Highest contract charge 1.70% Service Class        $16.17            --                 --             --        18.20%
         All contract charges                                   --         1,307           $ 21,259           2.22%
2012(r)  Lowest contract charge 1.30% Service Class (e)     $13.86            --                 --             --         6.21%
         Highest contract charge 1.70% Service Class (e)    $13.68            --                 --             --         5.88%
         All contract charges                                   --           195           $  2,688           4.45%
2012(s)  Lowest contract charge 0.65% Service Class         $12.05            --                 --             --        12.41%
         Highest contract charge 1.70% Service Class        $13.68            --                 --             --        11.22%
         All contract charges                                   --           652           $  8,995           6.82%
2011(s)  Lowest contract charge 0.65% Service Class (b)     $10.72            --                 --             --         4.38%
         Highest contract charge 1.70% Service Class        $12.30            --                 --             --         4.77%
         All contract charges                                   --           491           $  6,062           3.16%
2010(s)  Lowest contract charge 1.30% Service Class         $11.80            --                 --             --        12.06%
         Highest contract charge 1.70% Service Class        $11.74            --                 --             --        11.49%
         All contract charges                                   --           140           $  1,648           1.49%
MFS(R) VALUE SERIES
         Unit Value 1.20% to 1.25%*
   2014  Lowest contract charge 1.20% Service Class         $11.43            --                 --             --         8.86%
         Highest contract charge 1.25% Service Class        $11.42            --                 --             --         8.76%
         All contract charges                                   --           216           $  2,476           1.69%
   2013  Lowest contract charge 1.20% Service Class (h)     $10.50            --                 --             --         2.94%
         Highest contract charge 1.25% Service Class (h)    $10.50            --                 --             --         2.94%
         All contract charges                                   --            10           $    101           0.00%
MULTIMANAGER AGGRESSIVE EQUITY
         Unit Value 1.30% to 1.70%*
   2014  Lowest contract charge 1.30% Class B               $18.18            --                 --             --         9.19%
         Highest contract charge 1.70% Class B              $75.19            --                 --             --         8.78%
         All contract charges                                   --           498           $ 11,048           0.11%
2013(t)  Lowest contract charge 1.30% Class B               $16.65            --                 --             --        35.37%
         Highest contract charge 1.70% Class B              $69.12            --                 --             --        34.82%
         All contract charges                                   --           451           $  8,871           0.14%
2012(r)  Lowest contract charge 1.30% Class B (e)           $12.30            --                 --             --        (1.91)%
         Highest contract charge 1.65% Class B (e)          $12.01            --                 --             --        (2.20)%
         All contract charges                                   --             9           $    124           0.36%
2012(s)  Lowest contract charge 0.95% Class B               $62.92            --                 --             --        13.12%
         Highest contract charge 1.90% Class B              $48.53            --                 --             --        12.03%
         All contract charges                                   --        24,945           $470,489           0.23%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                           YEARS ENDED DECEMBER 31,
                                                    ---------------------------------------------------------------------
                                                               UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                    UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                    ---------- ----------------- ----------------- -------------- ---------
MULTIMANAGER AGGRESSIVE EQUITY (CONTINUED)
2011(s)  Lowest contract charge 0.95% Class B         $55.62             --                 --            --        (7.18)%
         Highest contract charge 1.90% Class B        $43.32             --                 --            --        (8.06)%
         All contract charges                             --         27,864         $  467,297            --
2010(s)  Lowest contract charge 0.50% Class B         $67.09             --                 --            --        17.02%
         Highest contract charge 1.90% Class B        $47.12             --                 --            --        15.38%
         All contract charges                             --         31,493         $  579,330          0.61%
MULTIMANAGER CORE BOND
         Unit Value 1.30% to 1.70%*
   2014  Lowest contract charge 1.30% Class B         $13.72             --                 --            --         2.46%
         Highest contract charge 1.70% Class B        $13.95             --                 --            --         1.97%
         All contract charges                             --          7,166         $   97,870          2.07%
2013(t)  Lowest contract charge 1.30% Class B         $13.39             --                 --            --        (3.67)%
         Highest contract charge 1.70% Class B        $13.68             --                 --            --        (4.00)%
         All contract charges                             --          6,684         $   89,558          1.60%
2012(s)  Lowest contract charge 1.20% Class B         $15.07             --                 --            --         4.22%
         Highest contract charge 1.90% Class B        $13.93             --                 --            --         3.41%
         All contract charges                             --        107,224         $1,504,061          2.07%
2011(s)  Lowest contract charge 1.20% Class B         $14.46             --                 --            --         4.56%
         Highest contract charge 1.90% Class B        $13.47             --                 --            --         3.86%
         All contract charges                             --         95,905         $1,295,330          2.58%
2010(s)  Lowest contract charge 0.50% Class B         $14.74             --                 --            --         5.66%
         Highest contract charge 1.90% Class B        $12.97             --                 --            --         4.18%
         All contract charges                             --         88,517         $1,150,810          2.78%
MULTIMANAGER MID CAP GROWTH
         Unit Value 1.30% to 1.70%*
   2014  Lowest contract charge 1.30% Class B         $21.49             --                 --            --         3.52%
         Highest contract charge 1.70% Class B        $16.62             --                 --            --         3.10%
         All contract charges                             --            676         $   13,571          0.00%
2013(t)  Lowest contract charge 1.30% Class B         $20.76             --                 --            --        38.31%
         Highest contract charge 1.70% Class B        $16.12             --                 --            --        37.78%
         All contract charges                             --            548         $   10,693          0.00%
2012(r)  Lowest contract charge 1.30% Class B (e)     $15.01             --                 --            --         0.20%
         Highest contract charge 1.70% Class B (e)    $11.70             --                 --            --        (0.09)%
         All contract charges                             --             20         $      293          0.00%
2012(s)  Lowest contract charge 0.95% Class B         $12.72             --                 --            --        14.39%
         Highest contract charge 1.90% Class B        $11.44             --                 --            --        13.27%
         All contract charges                             --         23,072         $  307,702          0.00%
2011(s)  Lowest contract charge 0.95% Class B         $11.12             --                 --            --        (8.78)%
         Highest contract charge 1.90% Class B        $10.10             --                 --            --        (9.66)%
         All contract charges                             --         24,402         $  286,163            --
2010(s)  Lowest contract charge 0.50% Class B         $12.70             --                 --            --        26.24%
         Highest contract charge 1.90% Class B        $11.18             --                 --            --        24.50%
         All contract charges                             --         27,305         $  351,919            --
MULTIMANAGER MID CAP VALUE
         Unit Value 1.30% to 1.70%*
   2014  Lowest contract charge 1.30% Class B         $22.18             --                 --            --         3.94%
         Highest contract charge 1.70% Class B        $19.59             --                 --            --         3.60%
         All contract charges                             --            433         $    9,232          0.50%
2013(t)  Lowest contract charge 1.30% Class B         $21.34             --                 --            --        33.88%
         Highest contract charge 1.70% Class B        $18.91             --                 --            --        33.26%
         All contract charges                             --            353         $    7,287          0.44%
2012(r)  Lowest contract charge 1.30% Class B (e)     $15.94             --                 --            --         4.25%
         Highest contract charge 1.70% Class B (e)    $14.19             --                 --            --         4.03%
         All contract charges                             --            353         $    7,287          0.70%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                                  YEARS ENDED DECEMBER 31,
                                                           -------------------------------------------------------------
                                                                      UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT
                                                           UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO**
                                                           ---------- ----------------- ----------------- --------------
MULTIMANAGER MID CAP VALUE (CONTINUED)
2012(s)  Lowest contract charge 0.95% Class B                $15.43            --                 --             --
         Highest contract charge 1.90% Class B               $13.88            --                 --             --
         All contract charges                                    --        23,404           $355,687           0.37%
2011(s)  Lowest contract charge 0.95% Class B                $13.57            --                 --             --
         Highest contract charge 1.90% Class B               $12.32            --                 --             --
         All contract charges                                    --        25,568           $343,363           0.02%
2010(s)  Lowest contract charge 0.50% Class B                $16.46            --                 --             --
         Highest contract charge 1.90% Class B               $14.49            --                 --             --
         All contract charges                                    --        26,265           $412,452           0.77%
MULTIMANAGER TECHNOLOGY
         Unit Value 1.20% to 1.70%*
   2014  Lowest contract charge 1.20% Class B                $11.97            --                 --             --
         Highest contract charge 1.70% Class B               $17.60            --                 --             --
         All contract charges                                    --           499           $  9,451           0.00%
2013(t)  Lowest contract charge 1.20% Class B (h)            $10.67            --                 --             --
         Highest contract charge 1.70% Class B               $15.77            --                 --             --
         All contract charges                                    --           408           $  7,282           0.00%
2012(s)  Lowest contract charge 0.95% Class B                $12.86            --                 --             --
         Highest contract charge 1.80% Class B               $11.70            --                 --             --
         All contract charges                                    --        28,995           $385,649           0.00%
2011(s)  Lowest contract charge 0.95% Class B                $11.45            --                 --             --
         Highest contract charge 1.90% Class B               $10.40            --                 --             --
         All contract charges                                    --        30,531           $363,492             --
2010(s)  Lowest contract charge 0.50% Class B                $12.65            --                 --             --
         Highest contract charge 1.90% Class B               $11.14            --                 --             --
         All contract charges                                    --        32,400           $410,547             --
NEUBERGER BERMAN ABSOLUTE RETURN MULTI-MANAGER PORTFOLIO
         Unit Value 1.20% to 1.70%*
   2014  Lowest contract charge 1.20% Class S Shares (j)     $ 9.84            --                 --             --
         Highest contract charge 1.70% Class S Shares (j)    $ 9.81            --                 --             --
         All contract charges                                    --            65           $    631           0.00%
NEUBERGER BERMAN INTERNATIONAL EQUITY PORTFOLIO
         Unit Value 1.20% to 1.70%*
   2014  Lowest contract charge 1.20% Class S Shares (j)     $ 9.35            --                 --             --
         Highest contract charge 1.70% Class S Shares (j)    $ 9.32            --                 --             --
         All contract charges                                    --            83           $    766           0.55%
PIMCO COMMODITYREALRETURN(R) STRATEGY PORTFOLIO
         Unit Value 0.65% to 1.70%*
   2014  Lowest contract charge 0.65% Advisor Class          $ 6.81            --                 --             --
         Highest contract charge 1.70% Advisor Class         $ 8.12            --                 --             --
         All contract charges                                    --         2,310           $ 18,954           0.27%
2013(t)  Lowest contract charge 0.65% Advisor Class          $ 8.43            --                 --             --
         Highest contract charge 1.70% Advisor Class         $10.16            --                 --             --
         All contract charges                                    --         1,910           $ 19,615           1.59%
2012(r)  Lowest contract charge 1.30% Advisor Class (e)      $12.27            --                 --             --
         Highest contract charge 1.70% Advisor Class (e)     $12.12            --                 --             --
         All contract charges                                    --           249           $  3,047           2.13%
2012(s)  Lowest contract charge 0.65% Advisor Class          $ 9.95            --                 --             --
         Highest contract charge 1.70% Advisor Class         $12.12            --                 --             --
         All contract charges                                    --         1,225           $ 14,967           2.46%
2011(s)  Lowest contract charge 0.65% Advisor Class (b)      $ 9.53            --                 --             --
         Highest contract charge 1.70% Advisor Class         $11.73            --                 --             --
         All contract charges                                    --           900           $ 10,608          14.13%
2010(s)  Lowest contract charge 1.30% Advisor Class          $12.96            --                 --             --
         Highest contract charge 1.70% Advisor Class         $12.90            --                 --             --
         All contract charges                                    --           316           $  4,086          16.49%

--------
  TOTAL
RETURN***
---------

Lowest contract charge 0.95% Class B                13.71%
Highest contract charge 1.90% Class B               12.66%
All contract charges
Lowest contract charge 0.95% Class B               (14.11)%
Highest contract charge 1.90% Class B              (14.98)%
All contract charges
Lowest contract charge 0.50% Class B                24.32%
Highest contract charge 1.90% Class B               22.59%
All contract charges

Unit Value 1.20% to 1.70%*
Lowest contract charge 1.20% Class B                12.18%
Highest contract charge 1.70% Class B               11.60%
All contract charges
Lowest contract charge 1.20% Class B (h)             6.49%
Highest contract charge 1.70% Class B               33.31%
All contract charges
Lowest contract charge 0.95% Class B                12.31%
Highest contract charge 1.80% Class B               11.43%
All contract charges
Lowest contract charge 0.95% Class B                (5.68)%
Highest contract charge 1.90% Class B               (6.64)%
All contract charges
Lowest contract charge 0.50% Class B                17.13%
Highest contract charge 1.90% Class B               15.56%
All contract charges

Unit Value 1.20% to 1.70%*
Lowest contract charge 1.20% Class S Shares (j)     (1.40)%
Highest contract charge 1.70% Class S Shares (j)    (1.70)%
All contract charges

Unit Value 1.20% to 1.70%*
Lowest contract charge 1.20% Class S Shares (j)     (5.75)%
Highest contract charge 1.70% Class S Shares (j)    (6.05)%
All contract charges

Unit Value 0.65% to 1.70%*
Lowest contract charge 0.65% Advisor Class         (19.22)%
Highest contract charge 1.70% Advisor Class        (20.08)%
All contract charges
Lowest contract charge 0.65% Advisor Class         (15.28)%
Highest contract charge 1.70% Advisor Class        (16.17)%
All contract charges
Lowest contract charge 1.30% Advisor Class (e)       0.57%
Highest contract charge 1.70% Advisor Class (e)      0.33%
All contract charges
Lowest contract charge 0.65% Advisor Class           4.41%
Highest contract charge 1.70% Advisor Class          3.32%
All contract charges
Lowest contract charge 0.65% Advisor Class (b)      (8.80)%
Highest contract charge 1.70% Advisor Class         (9.07)%
All contract charges
Lowest contract charge 1.30% Advisor Class          22.61%
Highest contract charge 1.70% Advisor Class         22.04%
All contract charges

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                                 YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------------------------------------
                                                                     UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                          UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                          ---------- ----------------- ----------------- -------------- ---------
PIMCO EMERGING MARKETS BOND PORTFOLIO
         Unit Value 1.20% to 1.70%*
   2014  Lowest contract charge 1.20% Advisor Class         $ 9.80            --                 --             --         0.20%
         Highest contract charge 1.70% Advisor Class        $12.18            --                 --             --        (0.33)%
         All contract charges                                   --         1,607            $19,571           5.14%
2013(t)  Lowest contract charge 1.20% Advisor Class (h)     $ 9.78            --                 --             --        (0.10)%
         Highest contract charge 1.70% Advisor Class        $12.22            --                 --             --        (8.60)%
         All contract charges                                   --         1,423            $17,557           4.90%
2012(r)  Lowest contract charge 1.30% Advisor Class (e)     $13.55            --                 --             --         8.84%
         Highest contract charge 1.70% Advisor Class (e)    $13.37            --                 --             --         8.43%
         All contract charges                                   --           262            $ 3,531           3.20%
2012(s)  Lowest contract charge 0.65% Advisor Class         $11.79            --                 --             --        17.08%
         Highest contract charge 1.70% Advisor Class        $13.37            --                 --             --        15.76%
         All contract charges                                   --         1,069            $14,427           4.82%
2011(s)  Lowest contract charge 0.65% Advisor Class (b)     $10.07            --                 --             --         4.90%
         Highest contract charge 1.70% Advisor Class        $11.55            --                 --             --         4.43%
         All contract charges                                   --           835            $ 9,691           5.23%
2010(s)  Lowest contract charge 1.30% Advisor Class         $11.11            --                 --             --        10.55%
         Highest contract charge 1.70% Advisor Class        $11.06            --                 --             --        10.16%
         All contract charges                                   --           472            $ 5,238           4.65%
PIMCO GLOBAL BOND PORTFOLIO (UNHEDGED)
         Unit Value 1.20% to 1.25%*
   2014  Lowest contract charge 1.20% Advisor Class         $ 9.70            --                 --             --         0.94%
         Highest contract charge 1.25% Advisor Class        $ 9.70            --                 --             --         0.94%
         All contract charges                                   --            57            $   553           2.56%
   2013  Lowest contract charge 1.20% Advisor Class (h)     $ 9.61            --                 --             --        (2.54)%
         Highest contract charge 1.25% Advisor Class (h)    $ 9.61            --                 --             --        (2.54)%
         All contract charges                                   --             3            $    33           0.03%
PIMCO GLOBAL MULTI-ASSET MANAGER ALLOCATION PORTFOLIO
         Unit Value 1.20% to 1.25%*
   2014  Lowest contract charge 1.20% Advisor Class (i)     $10.18            --                 --             --         3.46%
         Highest contract charge 1.25% Advisor Class (i)    $10.18            --                 --             --         3.46%
         All contract charges                                   --            10            $   109           4.02%
PIMCO REAL RETURN PORTFOLIO
         Unit Value 1.30% to 1.70%*
   2014  Lowest contract charge 1.30% Advisor Class         $11.43            --                 --             --         1.69%
         Highest contract charge 1.70% Advisor Class        $11.19            --                 --             --         1.18%
         All contract charges                                   --         5,927            $67,217           1.30%
2013(t)  Lowest contract charge 1.30% Advisor Class         $11.24            --                 --             --       (10.51)%
         Highest contract charge 1.70% Advisor Class        $11.06            --                 --             --       (10.81)%
         All contract charges                                   --         5,735            $64,059           1.65%
2012(r)  Lowest contract charge 1.30% Advisor Class (e)     $12.56            --                 --             --         4.15%
         Highest contract charge 1.70% Advisor Class (e)    $12.40            --                 --             --         3.85%
         All contract charges                                   --         1,264            $15,803           0.33%
2012(s)  Lowest contract charge 0.65% Advisor Class         $11.44            --                 --             --         7.92%
         Highest contract charge 1.70% Advisor Class        $12.40            --                 --             --         6.80%
         All contract charges                                   --         4,008            $50,084           0.98%
2011(s)  Lowest contract charge 0.65% Advisor Class (b)     $10.60            --                 --             --        10.65%
         Highest contract charge 1.70% Advisor Class        $11.61            --                 --             --         9.63%
         All contract charges                                   --         2,919            $34,062           1.80%
2010(s)  Lowest contract charge 1.30% Advisor Class         $10.64            --                 --             --         6.61%
         Highest contract charge 1.70% Advisor Class        $10.59            --                 --             --         6.22%
         All contract charges                                   --           940            $ 9,982           3.10%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                                 YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------------------------------------
                                                                     UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                          UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                          ---------- ----------------- ----------------- -------------- ---------
PIMCO TOTAL RETURN PORTFOLIO
         Unit Value 0.65% to 1.70%*
   2014  Lowest contract charge 0.65% Advisor Class         $10.96            --                 --             --         3.49%
         Highest contract charge 1.70% Advisor Class        $11.44            --                 --             --         2.42%
         All contract charges                                   --        11,471           $132,247           2.13%
2013(t)  Lowest contract charge 0.65% Advisor Class         $10.59            --                 --             --        (2.67)%
         Highest contract charge 1.70% Advisor Class        $11.17            --                 --             --        (3.71)%
         All contract charges                                   --        10,535           $118,898           2.11%
2012(r)  Lowest contract charge 1.30% Advisor Class (e)     $11.75            --                 --             --         4.35%
         Highest contract charge 1.70% Advisor Class (e)    $11.60            --                 --             --         4.04%
         All contract charges                                   --         2,030           $ 23,720           1.57%
2012(s)  Lowest contract charge 0.65% Advisor Class         $10.88            --                 --             --         8.69%
         Highest contract charge 1.70% Advisor Class        $11.60            --                 --             --         7.61%
         All contract charges                                   --         6,826           $ 79,827           2.47%
2011(s)  Lowest contract charge 0.65% Advisor Class (b)     $10.01            --                 --             --         2.67%
         Highest contract charge 1.70% Advisor Class        $10.78            --                 --             --         1.70%
         All contract charges                                   --         5,177           $ 56,086           2.56%
2010(s)  Lowest contract charge 1.30% Advisor Class         $10.64            --                 --             --         6.61%
         Highest contract charge 1.70% Advisor Class        $10.60            --                 --             --         6.21%
         All contract charges                                   --         2,268           $ 24,095           8.03%
PROFUND VP BEAR
         Unit Value 1.30% to 1.70%*
   2014  Lowest contract charge 1.30% Common Shares         $ 3.56            --                 --             --       (15.44)%
         Highest contract charge 1.70% Common Shares        $ 3.49            --                 --             --       (15.70)%
         All contract charges                                   --            96           $    337           0.00%
2013(t)  Lowest contract charge 1.30% Common Shares         $ 4.21            --                 --             --       (27.54)%
         Highest contract charge 1.70% Common Shares        $ 4.14            --                 --             --       (27.75)%
         All contract charges                                   --           103           $    432           0.00%
2012(s)  Lowest contract charge 1.30% Common Shares         $ 5.81            --                 --             --       (17.59)%
         Highest contract charge 1.70% Common Shares        $ 5.73            --                 --             --       (18.03)%
         All contract charges                                   --           123           $    709           0.00%
2011(s)  Lowest contract charge 1.30% Common Shares         $ 7.05            --                 --             --       (10.08)%
         Highest contract charge 1.70% Common Shares        $ 6.99            --                 --             --       (10.50)%
         All contract charges                                   --           118           $    827             --
2010(s)  Lowest contract charge 1.30% Common Shares         $ 7.84            --                 --             --       (18.92)%
         Highest contract charge 1.70% Common Shares        $ 7.81            --                 --             --       (19.15)%
         All contract charges                                   --            55           $    424             --
PROFUND VP BIOTECHNOLOGY
         Unit Value 0.65% to 1.70%*
   2014  Lowest contract charge 0.65% Common Shares         $31.73            --                 --             --        28.88%
         Highest contract charge 1.70% Common Shares        $31.87            --                 --             --        27.53%
         All contract charges                                   --         1,244           $ 40,205           0.00%
2013(t)  Lowest contract charge 0.65% Common Shares         $24.62            --                 --             --        67.37%
         Highest contract charge 1.70% Common Shares        $24.99            --                 --             --        65.61%
         All contract charges                                   --           886           $ 22,376           0.00%
2012(r)  Lowest contract charge 1.30% Common Shares (e)     $15.29            --                 --             --        16.19%
         Highest contract charge 1.70% Common Shares (e)    $15.09            --                 --             --        15.81%
         All contract charges                                   --            77           $  1,167           0.00%
2012(s)  Lowest contract charge 1.30% Common Shares         $15.29            --                 --             --        38.87%
         Highest contract charge 1.70% Common Shares        $15.09            --                 --             --        38.31%
         All contract charges                                   --           278           $  4,227           0.00%
2011(s)  Lowest contract charge 1.30% Common Shares         $11.01            --                 --             --         5.16%
         Highest contract charge 1.70% Common Shares        $10.91            --                 --             --         4.70%
         All contract charges                                   --           195           $  2,142             --
2010(s)  Lowest contract charge 1.30% Common Shares         $10.47            --                 --             --         3.77%
         Highest contract charge 1.70% Common Shares        $10.42            --                 --             --         3.37%
         All contract charges                                   --            71           $    742             --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                          YEARS ENDED DECEMBER 31,
                                                   ---------------------------------------------------------------------
                                                              UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                   UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                   ---------- ----------------- ----------------- -------------- ---------
PUTNAM VT ABSOLUTE RETURN 500 FUND
      Unit Value 1.20% to 1.25%*
2014  Lowest contract charge 1.20% Class B           $10.34           --                 --              --         2.58%
      Highest contract charge 1.25% Class B          $10.33           --                 --              --         2.48%
      All contract charges                               --           60             $  623            0.00%
2013  Lowest contract charge 1.25% Class B (h)       $10.08           --                 --              --         0.60%
      Highest contract charge 1.25% Class B (h)      $10.08           --                 --              --         0.60%
      All contract charges                               --           --             $    1            0.00%
PUTNAM VT DIVERSIFIED INCOME FUND
      Unit Value 1.20% to 1.70%*
2014  Lowest contract charge 1.20% Class B (j)       $ 9.62           --                 --              --        (4.09)%
      Highest contract charge 1.70% Class B (j)      $ 9.59           --                 --              --        (4.29)%
      All contract charges                               --          209             $2,011            0.00%
QS LEGG MASON DYNAMIC MULTI-STRATEGY VIT PORTFOLIO
      Unit Value 1.20% to 1.70%*
2014  Lowest contract charge 1.20% Class II (j)      $10.05           --                 --              --         0.90%
      Highest contract charge 1.70% Class II (j)     $10.02           --                 --              --         0.60%
      All contract charges                               --           70             $  705            3.20%
SEI VP BALANCED STRATEGY FUND
      Unit Value 1.20% to 1.25%*
2014  Lowest contract charge 1.20% Class III         $10.29           --                 --              --         2.69%
      Highest contract charge 1.25% Class III        $10.28           --                 --              --         2.59%
      All contract charges                               --          221             $2,275            4.62%
2013  Lowest contract charge 1.20% Class III (h)     $10.02           --                 --              --         0.40%
      Highest contract charge 1.25% Class III (h)    $10.02           --                 --              --         0.40%
      All contract charges                               --            3             $   23            0.00%
SEI VP CONSERVATIVE STRATEGY FUND
      Unit Value 1.20% to 1.25%*
2014  Lowest contract charge 1.20% Class III         $10.18           --                 --              --         1.80%
      Highest contract charge 1.25% Class III        $10.17           --                 --              --         1.70%
      All contract charges                               --          501             $5,089            2.65%
2013  Lowest contract charge 1.25% Class III (h)     $10.00           --                 --              --         0.00%
      Highest contract charge 1.25% Class III (h)    $10.00           --                 --              --         0.00%
      All contract charges                               --           32             $  324            0.00%
SEI VP MARKET GROWTH STRATEGY FUND
      Unit Value 1.20% to 1.25%*
2014  Lowest contract charge 1.20% Class III         $10.33           --                 --              --         2.58%
      Highest contract charge 1.25% Class III        $10.32           --                 --              --         2.48%
      All contract charges                               --          475             $4,911            3.68%
2013  Lowest contract charge 1.20% Class III (h)     $10.07           --                 --              --         0.80%
      Highest contract charge 1.25% Class III (h)    $10.07           --                 --              --         0.80%
      All contract charges                               --           45             $  450            0.00%
SEI VP MARKET PLUS STRATEGY FUND
      Unit Value 1.20% to 1.25%*
2014  Lowest contract charge 1.20% Class III         $10.48           --                 --              --         3.05%
      Highest contract charge 1.25% Class III        $10.47           --                 --              --         2.95%
      All contract charges                               --           94             $  992            3.52%
2013  Lowest contract charge 1.20% Class III (h)     $10.17           --                 --              --         1.60%
      Highest contract charge 1.25% Class III (h)    $10.17           --                 --              --         1.60%
      All contract charges                               --           30             $  309            0.00%
SEI VP MODERATE STRATEGY FUND
      Unit Value 1.20% to 1.25%*
2014  Lowest contract charge 1.20% Class III         $10.38           --                 --              --         3.80%
      Highest contract charge 1.25% Class III        $10.37           --                 --              --         3.70%
      All contract charges                               --          407             $4,222            5.07%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                             YEARS ENDED DECEMBER 31,
                                                      ---------------------------------------------------------------------
                                                                 UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                      UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                      ---------- ----------------- ----------------- -------------- ---------
SEI VP MODERATE STRATEGY FUND (CONTINUED)
   2013  Lowest contract charge 1.20% Class III (h)     $10.00            --                 --             --         0.00%
         Highest contract charge 1.25% Class III (h)    $10.00            --                 --             --         0.00%
         All contract charges                               --            34            $   338           0.00%
T. ROWE PRICE EQUITY INCOME PORTFOLIO-II
         Unit Value 1.20% to 1.25%*
   2014  Lowest contract charge 1.20% Class II          $10.89            --                 --             --         5.83%
         Highest contract charge 1.25% Class II         $10.88            --                 --             --         5.73%
         All contract charges                               --           164            $ 1,783           1.73%
   2013  Lowest contract charge 1.20% Class II (h)      $10.29            --                 --             --         2.39%
         Highest contract charge 1.25% Class II (h)     $10.29            --                 --             --         2.39%
         All contract charges                               --            12            $   119           0.63%
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO-II
         Unit Value 0.30% to 1.70%*
   2014  Lowest contract charge 0.30% Class II          $13.78            --                 --             --        30.86%
         Highest contract charge 1.70% Class II         $31.82            --                 --             --        28.98%
         All contract charges                               --         2,628            $75,999           0.00%
2013(t)  Lowest contract charge 0.65% Class II          $22.45            --                 --             --        49.57%
         Highest contract charge 1.70% Class II         $24.67            --                 --             --        47.99%
         All contract charges                               --         1,580            $39,244           0.00%
2012(r)  Lowest contract charge 1.30% Class II (e)      $16.89            --                 --             --         8.69%
         Highest contract charge 1.70% Class II (e)     $16.67            --                 --             --         8.32%
         All contract charges                               --           244            $ 4,095           0.00%
2012(s)  Lowest contract charge 0.65% Class II          $15.01            --                 --             --        30.18%
         Highest contract charge 1.70% Class II         $16.67            --                 --             --        28.73%
         All contract charges                               --           635            $10,683           0.00%
2011(s)  Lowest contract charge 1.30% Class II          $13.06            --                 --             --         8.92%
         Highest contract charge 1.70% Class II         $12.95            --                 --             --         8.55%
         All contract charges                               --           420            $ 5,467             --
2010(s)  Lowest contract charge 1.30% Class II          $11.99            --                 --             --        13.87%
         Highest contract charge 1.70% Class II         $11.93            --                 --             --        13.30%
         All contract charges                               --           153            $ 1,827             --
TEMPLETON DEVELOPING MARKETS VIP FUND
         Unit Value 1.30% to 1.70%*
   2014  Lowest contract charge 1.30% Class 2           $ 9.80            --                 --             --        (9.59)%
         Highest contract charge 1.70% Class 2          $ 9.60            --                 --             --        (9.94)%
         All contract charges                               --           840            $ 8,173           1.50%
2013(t)  Lowest contract charge 1.30% Class 2           $10.84            --                 --             --        (2.25)%
         Highest contract charge 1.70% Class 2          $10.66            --                 --             --        (2.65)%
         All contract charges                               --           787            $ 8,472           1.90%
2012(r)  Lowest contract charge 1.30% Class 2 (e)       $11.09            --                 --             --         1.84%
         Highest contract charge 1.70% Class 2 (e)      $10.95            --                 --             --         1.58%
         All contract charges                               --            61            $   676           0.22%
2012(s)  Lowest contract charge 1.30% Class 2           $11.09            --                 --             --        11.68%
         Highest contract charge 1.70% Class 2          $10.95            --                 --             --        11.28%
         All contract charges                               --           462            $ 5,098           1.40%
2011(s)  Lowest contract charge 1.30% Class 2           $ 9.93            --                 --             --       (16.90)%
         Highest contract charge 1.70% Class 2          $ 9.84            --                 --             --       (17.31)%
         All contract charges                               --           478            $ 4,730           0.96%
2010(s)  Lowest contract charge 1.30% Class 2           $11.95            --                 --             --        16.02%
         Highest contract charge 1.70% Class 2          $11.90            --                 --             --        15.65%
         All contract charges                               --           280            $ 3,345           1.35%
TEMPLETON FOREIGN VIP FUND
         Unit Value 1.30% to 1.70%*
   2014  Lowest contract charge 1.30% Class 2           $11.82            --                 --             --       (12.25)%
         Highest contract charge 1.70% Class 2          $11.57            --                 --             --       (12.68)%
         All contract charges                               --           822            $ 9,632           1.84%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                           YEARS ENDED DECEMBER 31,
                                                    ---------------------------------------------------------------------
                                                               UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT     TOTAL
                                                    UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO** RETURN***
                                                    ---------- ----------------- ----------------- -------------- ---------
TEMPLETON FOREIGN VIP FUND (CONTINUED)
2013(t)  Lowest contract charge 1.30% Class 2         $13.47            --                 --             --        21.35%
         Highest contract charge 1.70% Class 2        $13.25            --                 --             --        20.89%
         All contract charges                             --           667           $  8,932           2.32%
2012(r)  Lowest contract charge 1.30% Class 2 (e)     $11.10            --                 --             --         8.82%
         Highest contract charge 1.70% Class 2 (e)    $10.96            --                 --             --         8.62%
         All contract charges                             --            46           $    519           0.73%
2012(s)  Lowest contract charge 0.65% Class 2         $10.31            --                 --             --        17.43%
         Highest contract charge 1.70% Class 2        $10.96            --                 --             --        16.22%
         All contract charges                             --           459           $  5,072           3.12%
2011(s)  Lowest contract charge 0.65% Class 2 (b)     $ 8.78            --                 --             --       (14.26)%
         Highest contract charge 1.70% Class 2        $ 9.43            --                 --             --       (12.20)%
         All contract charges                             --           517           $  4,901           1.78%
2010(s)  Lowest contract charge 1.30% Class 2         $10.79            --                 --             --         7.04%
         Highest contract charge 1.70% Class 2        $10.74            --                 --             --         6.65%
         All contract charges                             --           264           $  2,838           1.29%
TEMPLETON GLOBAL BOND VIP FUND
         Unit Value 0.65% to 1.70%*
   2014  Lowest contract charge 0.65% Class 2         $11.40            --                 --             --         1.24%
         Highest contract charge 1.70% Class 2        $12.46            --                 --             --         0.08%
         All contract charges                             --        10,783           $133,761           4.98%
2013(t)  Lowest contract charge 0.65% Class 2         $11.26            --                 --             --         0.90%
         Highest contract charge 1.70% Class 2        $12.45            --                 --             --        (0.08)%
         All contract charges                             --         8,103           $101,747           4.76%
2012(r)  Lowest contract charge 1.30% Class 2 (e)     $12.62            --                 --             --         7.13%
         Highest contract charge 1.70% Class 2 (e)    $12.46            --                 --             --         6.86%
         All contract charges                             --         1,127           $ 14,152           1.72%
2012(s)  Lowest contract charge 0.65% Class 2         $11.16            --                 --             --        14.34%
         Highest contract charge 1.70% Class 2        $12.46            --                 --             --        13.17%
         All contract charges                             --         4,781           $ 60,036           6.61%
2011(s)  Lowest contract charge 0.65% Class 2 (b)     $ 9.76            --                 --             --        (1.21)%
         Highest contract charge 1.70% Class 2        $11.01            --                 --             --        (2.57)%
         All contract charges                             --         3,946           $ 43,690           5.18%
2010(s)  Lowest contract charge 1.30% Class 2         $11.35            --                 --             --        12.94%
         Highest contract charge 1.70% Class 2        $11.30            --                 --             --        12.44%
         All contract charges                             --         1,492           $ 16,914           0.97%
TEMPLETON GROWTH VIP FUND
         Unit Value 1.30% to 1.70%*
   2014  Lowest contract charge 1.30% Class 2         $13.99            --                 --             --        (4.11)%
         Highest contract charge 1.70% Class 2        $13.71            --                 --             --        (4.53)%
         All contract charges                             --           154           $  2,144           1.33%
2013(t)  Lowest contract charge 1.30% Class 2         $14.59            --                 --             --        29.12%
         Highest contract charge 1.70% Class 2        $14.36            --                 --             --        28.67%
         All contract charges                             --           159           $  2,317           2.47%
2012(r)  Lowest contract charge 1.30% Class 2 (e)     $11.30            --                 --             --        10.46%
         Highest contract charge 1.70% Class 2 (e)    $11.18            --                 --             --        10.15%
         All contract charges                             --            17           $    194           0.29%
2012(s)  Lowest contract charge 1.30% Class 2         $11.30            --                 --             --        19.45%
         Highest contract charge 1.70% Class 2        $11.16            --                 --             --        18.98%
         All contract charges                             --           104           $  1,182           2.11%
2011(s)  Lowest contract charge 1.30% Class 2         $ 9.46            --                 --             --        (8.16)%
         Highest contract charge 1.70% Class 2        $ 9.38            --                 --             --        (8.58)%
         All contract charges                             --            97           $    918           1.40%
2010(s)  Lowest contract charge 1.30% Class 2 (a)     $10.30            --                 --             --         7.85%
         Highest contract charge 1.70% Class 2 (a)    $10.26            --                 --             --         7.43%
         All contract charges                             --            60           $    619           1.23%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                                  YEARS ENDED DECEMBER 31,
                                                           -------------------------------------------------------------
                                                                      UNITS OUTSTANDING ACCUMULATION UNIT   INVESTMENT
                                                           UNIT VALUE      (000'S)       VALUES (000'S)   INCOME RATIO**
                                                           ---------- ----------------- ----------------- --------------
VAN ECK VIP GLOBAL HARD ASSETS FUND
         Unit Value 0.65% to 1.70%*
   2014  Lowest contract charge 0.65% Class S Shares         $ 8.24            --                 --             --
         Highest contract charge 1.70% Class S Shares        $ 9.29            --                 --             --
         All contract charges                                    --         3,170            $29,728           0.00%
2013(t)  Lowest contract charge 0.65% Class S Shares         $10.29            --                 --             --
         Highest contract charge 1.70% Class S Shares        $11.72            --                 --             --
         All contract charges                                    --         2,760            $32,721           0.48%
2012(r)  Lowest contract charge 1.30% Class S Shares (e)     $10.95            --                 --             --
         Highest contract charge 1.70% Class S Shares (e)    $10.81            --                 --             --
         All contract charges                                    --           581            $ 6,332           0.94%
2012(s)  Lowest contract charge 0.65% Class S Shares         $ 9.39            --                 --             --
         Highest contract charge 1.70% Class S Shares        $10.81            --                 --             --
         All contract charges                                    --         1,801            $19,619           0.65%
2011(s)  Lowest contract charge 0.65% Class S Shares (b)     $ 9.16            --                 --             --
         Highest contract charge 1.70% Class S Shares        $10.66            --                 --             --
         All contract charges                                    --         1,523            $16,330           0.65%
2010(s)  Lowest contract charge 1.30% Class S Shares         $13.08            --                 --             --
         Highest contract charge 1.70% Class S Shares        $13.02            --                 --             --
         All contract charges                                    --           588            $ 7,685           0.01%
VAN ECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND
         Unit Value 1.20% to 1.25%*
   2014  Lowest contract charge 1.20% Initial Class          $ 9.84            --                 --             --
         Highest contract charge 1.25% Initial Class         $ 9.84            --                 --             --
         All contract charges                                    --            33            $   320           0.76%
   2013  Lowest contract charge 1.20% Initial Class (h)      $ 9.74            --                 --             --
         Highest contract charge 1.25% Initial Class (h)     $ 9.74            --                 --             --
         All contract charges                                    --             2            $    23           0.00%

--------
  TOTAL
RETURN***
---------

Unit Value 0.65% to 1.70%*
Lowest contract charge 0.65% Class S Shares        (19.92)%
Highest contract charge 1.70% Class S Shares       (20.73)%
All contract charges
Lowest contract charge 0.65% Class S Shares          9.58%
Highest contract charge 1.70% Class S Shares         8.42%
All contract charges
Lowest contract charge 1.30% Class S Shares (e)     (2.75)%
Highest contract charge 1.70% Class S Shares (e)    (3.05)%
All contract charges
Lowest contract charge 0.65% Class S Shares          2.51%
Highest contract charge 1.70% Class S Shares         1.41%
All contract charges
Lowest contract charge 0.65% Class S Shares (b)    (18.58)%
Highest contract charge 1.70% Class S Shares       (18.13)%
All contract charges
Lowest contract charge 1.30% Class S Shares         26.99%
Highest contract charge 1.70% Class S Shares        26.41%
All contract charges

Unit Value 1.20% to 1.25%*
Lowest contract charge 1.20% Initial Class           1.03%
Highest contract charge 1.25% Initial Class          1.03%
All contract charges
Lowest contract charge 1.20% Initial Class (h)      (0.61)%
Highest contract charge 1.25% Initial Class (h)     (0.61)%
All contract charges

   ----------
  (a)Units were made available on January 25, 2010.
  (b)Units were made available on January 18, 2011.
  (c)Units were made available on February 22, 2011.
  (d)Units were made available on October 10, 2011.
  (e)Units were made available on April 30, 2012.
  (f)Units were made available on February 19, 2013.
  (g)Units were made available on May 20, 2013.
  (h)Units were made available on November 18, 2013.
  (i)Units were made available on November 18, 2013, but at December 31, 2013 the fund had no accumulation ratios to report.
  (j)Units were made available for sale on June 13, 2014.
  (k)AXA Large Cap Value Managed Volatility replaced Multimanager Large Cap Value due to a fund merger on June 13, 2014.
  (l)EQ/Invesco Comstock replaced EQ/Davis New York Venture due to a fund merger on June 13, 2014.
  (m)EQ/Invesco Comstock replaced EQ/Lord Abbett Large Cap Core due to a fund merger on June 13, 2014.
  (n)AXA International Core Managed Volatility replaced Multimanager International Equity due to a fund merger on June 13, 2014.
  (o)AXA Large Cap Core Managed Volatility replaced Multimanager Large Cap Core Equity due to a fund merger on June 20, 2014.
  (p)AXA Large Cap Growth Managed Volatility replaced EQ/Equity Growth PLUS due to a fund merger on June 20, 2014.
  (q)Units were made available for sale on September 22, 2014.
  (r)The information shown as of and for the year ended December 31, 2012 is for units outstanding of Separate Account 70 prior to the transfer of units from Accumulator 11 and Retirement Cornerstone Series from Separate Account No. 49 into Separate Account No. 70 on January 1, 2013.
  (s)The information shown as of and for the year ended December 31, 2012 and earlier is for units outstanding of Separate Account No. 49 prior to the transfer of Accumulator 11 and Retirement Cornerstone Series to Separate Account No. 70 on January 1, 2013.
  (t)The total return ratios for the lowest and highest contract charges represent the ratio of the corresponding unit value for the lowest or highest expense charge in Separate Account No. 70 at December 31,2013 compared to the corresponding unit value for that expense charge on December 31, 2012 whether the charges and unit values were reported in Separate Account No. 49 or Separate Account No. 70 on December 31, 2012.
  * This ratio represents the annual contract expenses consisting of mortality, expense risk, financial accounting and other expenses, for each period indicated. This ratio includes only those expenses that result in direct reduction to unit value. Charges made directly to Contractowner account through the redemption of units and expenses of the respective Portfolio have been excluded. The summary may not reflect the minimum and maximum contract charges offered by the Company as Contractowners may not have selected all available and applicable contract options.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 70

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 2014

8. Financial Highlights (Concluded)

  ** This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the Variable Investment Option from the Portfolio, divided by the average daily net assets. This ratio excludes those expenses, such as asset-based charges, that result in direct reductions in the unit value. The recognition of dividend income by the Variable Investment Option is affected by the timing of the declaration of dividends by the Portfolio in which the Variable Investment Options invests.
  ***This ratio represents the total return for the periods indicated, including changes in the value of the Portfolio, and expenses assessed through the reduction of unit value. This ratio does not include any expenses, such as premium and withdrawal charges, as applicable, or expenses assessed through the redemption of units. The total return would have been lower had such expenses been included in the calculation. Variable Investment Options with a date notation indicate the effective date of the Variable Investment Option. The total return is calculated for each period indicated from the effective date through the end of the reporting period. For those Variable Investment Options with less than a year of operations, the total return is not annualized but calculated from the effective date through the end of the reporting period.

9. Subsequent Events

All material subsequent transactions and events have been evaluated for the period from December 31, 2014 through the date on which the financial statements were issued. It has been determined that there are no transactions or events that require adjustment or disclosure in the financial statements.

                  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

           INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

                     AXA EQUITABLE LIFE INSURANCE COMPANY

Report of Independent Registered Public Accounting Firm............................................... F-1

Consolidated Financial Statements:
 Consolidated Balance Sheets, December 31, 2014 and 2013.............................................. F-2
 Consolidated Statements of Earnings (Loss), Years Ended December 31, 2014, 2013 and 2012............. F-3
 Consolidated Statements of Comprehensive Income (Loss), Years Ended December 31, 2014, 2013 and 2012. F-4
 Consolidated Statements of Equity, Years Ended December 31, 2014, 2013 and 2012...................... F-5
 Consolidated Statements of Cash Flows, Years Ended December 31, 2014, 2013 and 2012.................. F-6
 Notes to Consolidated Financial Statements........................................................... F-8

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of AXA Equitable Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings (loss), of comprehensive income (loss), of equity and of cash flows present fairly, in all material respects, the financial position of AXA Equitable Life Insurance Company and its subsidiaries (the "Company") at December 31, 2014 and December 2013, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2014 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York

March 10, 2015

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2014 AND 2013

                                                                                        2014       2013
                                                                                     ---------- ----------
                                                                                         (IN MILLIONS)
ASSETS
Investments:
 Fixed maturities available for sale, at fair value................................. $   33,034 $   29,419
 Mortgage loans on real estate......................................................      6,463      5,684
 Policy loans.......................................................................      3,408      3,434
 Other equity investments...........................................................      1,757      1,866
 Trading securities.................................................................      5,143      4,221
 Other invested assets..............................................................      1,978      1,353
                                                                                     ---------- ----------
   Total investments................................................................     51,783     45,977
Cash and cash equivalents...........................................................      2,716      2,283
Cash and securities segregated, at fair value.......................................        476        981
Broker-dealer related receivables...................................................      1,899      1,539
Deferred policy acquisition costs...................................................      4,271      3,874
Goodwill and other intangible assets, net...........................................      3,762      3,703
Amounts due from reinsurers.........................................................      4,051      3,934
Loans to affiliates.................................................................      1,087      1,088
Guaranteed minimum income benefit reinsurance asset, at fair value..................     10,711      6,747
Other assets........................................................................      4,190      4,418
Separate Accounts' assets...........................................................    111,059    108,857
                                                                                     ---------- ----------

TOTAL ASSETS........................................................................ $  196,005 $  183,401
                                                                                     ========== ==========

LIABILITIES
Policyholders' account balances..................................................... $   31,848 $   30,340
Future policy benefits and other policyholders liabilities..........................     23,484     21,697
Broker-dealer related payables......................................................      1,501        538
Customers related payables..........................................................      1,501      1,698
Amounts due to reinsurers...........................................................         74         71
Short-term and long-term debt.......................................................        689        468
Loans from affiliates...............................................................         --        825
Current and deferred income taxes...................................................      4,785      2,813
Other liabilities...................................................................      2,939      2,653
Separate Accounts' liabilities......................................................    111,059    108,857
                                                                                     ---------- ----------
   Total liabilities................................................................    177,880    169,960
                                                                                     ---------- ----------
Redeemable Noncontrolling Interest.................................................. $       17 $       --
                                                                                     ---------- ----------

Commitments and contingent liabilities (Notes 2, 7, 10, 11, 12, 13, 16 and 17)

EQUITY
AXA Equitable's equity:
 Common stock, $1.25 par value, 2 million shares authorized, issued and outstanding. $        2 $        2
 Capital in excess of par value.....................................................      5,957      5,934
 Retained earnings..................................................................      8,809      5,205
 Accumulated other comprehensive income (loss)......................................        351       (603)
                                                                                     ---------- ----------
   Total AXA Equitable's equity.....................................................     15,119     10,538
                                                                                     ---------- ----------
Noncontrolling interest.............................................................      2,989      2,903
                                                                                     ---------- ----------
   Total equity.....................................................................     18,108     13,441
                                                                                     ---------- ----------

TOTAL LIABILITIES, REDEEMABLE NONCONTROLLING INTEREST AND EQUITY.................... $  196,005 $  183,401
                                                                                     ========== ==========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                  CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)
                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

                                                                           2014      2013      2012
                                                                         --------  --------  --------
                                                                                 (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fee income............ $  3,475  $  3,546  $  3,334
Premiums................................................................      514       496       514
Net investment income (loss):
 Investment income (loss) from derivative instruments...................    1,605    (2,866)     (978)
 Other investment income (loss).........................................    2,210     2,237     2,316
                                                                         --------  --------  --------
   Total net investment income (loss)...................................    3,815      (629)    1,338
                                                                         --------  --------  --------
Investment gains (losses), net:
 Total other-than-temporary impairment losses...........................      (72)      (81)      (96)
 Portion of loss recognized in other comprehensive income (loss)........       --        15         2
                                                                         --------  --------  --------
   Net impairment losses recognized.....................................      (72)      (66)      (94)
 Other investment gains (losses), net...................................       14       (33)       (3)
                                                                         --------  --------  --------
     Total investment gains (losses), net...............................      (58)      (99)      (97)
                                                                         --------  --------  --------
Commissions, fees and other income......................................    3,930     3,823     3,574
Increase (decrease) in the fair value of the reinsurance contract asset.    3,964    (4,297)      497
                                                                         --------  --------  --------
     Total revenues.....................................................   15,640     2,840     9,160
                                                                         --------  --------  --------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits.................................................    3,708     1,691     2,989
Interest credited to policyholders' account balances....................    1,186     1,373     1,166
Compensation and benefits...............................................    1,739     1,743     1,672
Commissions.............................................................    1,147     1,160     1,248
Distribution related payments...........................................      413       423       367
Amortization of deferred sales commissions..............................       42        41        40
Interest expense........................................................       53        88       108
Amortization of deferred policy acquisition costs.......................      215       580       576
Capitalization of deferred policy acquisition costs.....................     (628)     (655)     (718)
Rent expense............................................................      163       169       201
Amortization of other intangible assets.................................       27        24        24
Other operating costs and expenses......................................    1,460     1,512     1,429
                                                                         --------  --------  --------
     Total benefits and other deductions................................    9,525     8,149     9,102
                                                                         --------  --------  --------
Earnings (loss) from operations, before income taxes.................... $  6,115  $ (5,309) $     58
Income tax (expense) benefit............................................   (1,695)    2,073       158
                                                                         --------  --------  --------

Net earnings (loss).....................................................    4,420    (3,236)      216
 Less: net (earnings) loss attributable to the noncontrolling interest..     (387)     (337)     (121)
                                                                         --------  --------  --------

Net Earnings (Loss) Attributable to AXA Equitable....................... $  4,033  $ (3,573) $     95
                                                                         ========  ========  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

                                                                                  2014       2013     2012
                                                                                --------  ---------  ------
                                                                                       (IN MILLIONS)
COMPREHENSIVE INCOME (LOSS)
 Net earnings (loss)........................................................... $  4,420  $  (3,236) $  216
                                                                                --------  ---------  ------

   Other comprehensive income (loss) net of income taxes:
     Change in unrealized gains (losses), net of reclassification adjustment...      948     (1,211)    580
     Change in defined benefit plans...........................................      (23)       299      26
                                                                                --------  ---------  ------
          Total other comprehensive income (loss), net of income taxes.........      925       (912)    606
                                                                                --------  ---------  ------

Comprehensive income (loss)....................................................    5,345     (4,148)    822

 Less: Comprehensive (income) loss attributable to noncontrolling interest.....     (358)      (345)   (113)
                                                                                --------  ---------  ------

Comprehensive Income (Loss) Attributable to AXA Equitable...................... $  4,987  $  (4,493) $  709
                                                                                ========  =========  ======

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EQUITY
                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

                                                                               2014       2013       2012
                                                                            ---------  ---------  ---------
                                                                                     (IN MILLIONS)
EQUITY
AXA Equitable's Equity:
 Common stock, at par value, beginning and end of year..................... $       2  $       2  $       2
                                                                            ---------  ---------  ---------

 Capital in excess of par value, beginning of year.........................     5,934      5,992      5,743
 Deferred tax on dividend of AllianceBernstein Units.......................       (26)        --         --
 Changes in capital in excess of par value.................................        49        (58)       249
                                                                            ---------  ---------  ---------
 Capital in excess of par value, end of year...............................     5,957      5,934      5,992
                                                                            ---------  ---------  ---------

 Retained earnings, beginning of year......................................     5,205      9,125      9,392
 Net earnings (loss).......................................................     4,033     (3,573)        95
 Stockholder dividends.....................................................      (429)      (347)      (362)
                                                                            ---------  ---------  ---------
 Retained earnings, end of year............................................     8,809      5,205      9,125
                                                                            ---------  ---------  ---------

 Accumulated other comprehensive income (loss), beginning of year..........      (603)       317       (297)
 Other comprehensive income (loss).........................................       954       (920)       614
                                                                            ---------  ---------  ---------
 Accumulated other comprehensive income (loss), end of year................       351       (603)       317
                                                                            ---------  ---------  ---------

   TOTAL AXA EQUITABLE'S EQUITY, END OF YEAR...............................    15,119     10,538     15,436
                                                                            ---------  ---------  ---------
 Noncontrolling interest, beginning of year................................     2,903      2,494      2,703
 Repurchase of AllianceBernstein Holding units.............................       (62)       (76)      (145)
 Net earnings (loss) attributable to noncontrolling interest...............       387        337        121
 Dividends paid to noncontrolling interest.................................      (401)      (306)      (219)
 Dividend of AllianceBernstein Units by AXA Equitable to AXA Financial.....        48        113         --
 Other comprehensive income (loss) attributable to noncontrolling interest.       (29)         8         (8)
 Other changes in noncontrolling interest..................................       143        333         42
                                                                            ---------  ---------  ---------

     Noncontrolling interest, end of year..................................     2,989      2,903      2,494
                                                                            ---------  ---------  ---------

TOTAL EQUITY, END OF YEAR.................................................. $  18,108  $  13,441  $  17,930
                                                                            =========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

                                                                                               2014        2013       2012
                                                                                            ----------- ---------- ----------

                                                                                                      (IN MILLIONS)
Net earnings (loss)........................................................................ $     4,420 $  (3,236) $      216
Adjustments to reconcile net earnings (loss) to net cash provided by operating activities:
 Interest credited to policyholders' account balances......................................       1,186      1,373      1,166
 Universal life and investment-type product policy fee income..............................     (3,475)    (3,546)    (3,334)
 Net change in broker-dealer and customer related receivables/payables.....................       (525)      (740)        383
 (Income) loss related to derivative instruments...........................................     (1,605)      2,866        978
 Change in reinsurance recoverable with affiliate..........................................       (128)      (176)      (207)
 Investment (gains) losses, net............................................................          58         99         97
 Change in segregated cash and securities, net.............................................         505        571      (272)
 Change in deferred policy acquisition costs...............................................       (413)       (74)      (142)
 Change in future policy benefits..........................................................       1,647      (384)        876
 Change in current and deferred income taxes...............................................       1,448    (1,754)      (254)
 Real estate related write-off charges.....................................................          25         56         42
 Change in accounts payable and accrued expenses...........................................       (259)         33         18
 Change in the fair value of the reinsurance contract asset................................     (3,964)      4,297      (497)
 Contribution to pension plans.............................................................         (6)         --         --
 Amortization of deferred compensation.....................................................         171        159         22
 Amortization of deferred sales commission.................................................          42         41         40
 Amortization of reinsurance cost..........................................................         280        280         47
 Other depreciation and amortization.......................................................          44        122        157
 Amortization of other intangibles.........................................................          27         24         24
 Other, net................................................................................        (95)        150      (145)
                                                                                            ----------- ---------- ----------

Net cash provided by (used in) operating activities........................................       (617)        161      (785)
                                                                                            ----------- ---------- ----------

Cash flows from investing activities:
 Maturities and repayments of fixed maturities and mortgage loans on real estate...........       2,975      3,691      3,551
 Sales of investments......................................................................       7,186      3,442      1,951
 Purchases of investments..................................................................    (13,775)    (7,956)    (7,893)
 Cash settlements related to derivative instruments........................................         999    (2,500)      (287)
 Purchase of business, net of cash acquired................................................        (61)         --         --
 Change in short-term investments..........................................................         (5)         --         34
 Decrease in loans to affiliates...........................................................          --          5          4
 Additional loans to affiliates............................................................          --       (56)         --
 Investment in capitalized software, leasehold improvements and EDP equipment..............        (83)       (67)       (66)
 Other, net................................................................................         (9)         12         14
                                                                                            ----------- ---------- ----------

Net cash provided by (used in) investing activities........................................     (2,773)    (3,429)    (2,692)
                                                                                            ----------- ---------- ----------

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012
                                  (CONTINUED)

                                                                                      2014      2013      2012
                                                                                    --------  --------  --------
                                                                                            (IN MILLIONS)

Cash flows from financing activities:
 Policyholders' account balances:
   Deposits........................................................................ $  5,034  $  5,469  $  5,437
   Withdrawals and transfers to Separate Accounts..................................   (1,075)   (1,188)     (982)
Change in short-term financings....................................................      221       (55)     (122)
Change in collateralized pledged liabilities.......................................      430      (663)     (288)
Change in collateralized pledged assets............................................      (12)      (18)       (5)
Repayment of Loans from Affiliates.................................................     (825)     (500)       --
Capital contribution...............................................................       --        --       195
Shareholder dividends paid.........................................................     (382)     (234)     (362)
Repurchase of AllianceBernstein Holding units......................................      (90)     (113)     (238)
Distribution to noncontrolling interest in consolidated subsidiaries...............     (401)     (306)     (219)
Increase (decrease) in Securities sold under agreement to repurchase...............      950        --        --
Other, net.........................................................................       (7)       --        (9)
                                                                                    --------  --------  --------

Net cash provided by (used in) financing activities................................    3,843     2,392     3,407
                                                                                    --------  --------  --------

Effect of exchange rate changes on cash and cash equivalents.......................      (20)       (3)        5
Change in cash and cash equivalents................................................      433      (879)      (65)
Cash and cash equivalents, beginning of year.......................................    2,283     3,162     3,227
                                                                                    --------  --------  --------

Cash and Cash Equivalents, End of Year............................................. $  2,716  $  2,283  $  3,162
                                                                                    ========  ========  ========

Supplemental cash flow information:
 Interest Paid..................................................................... $     72  $     91  $    107
                                                                                    ========  ========  ========
 Income Taxes (Refunded) Paid...................................................... $    272  $   (214) $    271
                                                                                    ========  ========  ========
 Issuance of FHLBNY funding agreements included in policyholder's account balances. $    500  $     --  $     --
                                                                                    ========  ========  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1) ORGANIZATION

   AXA Equitable Life Insurance Company ("AXA Equitable," and collectively with its consolidated subsidiaries the "Company") is an indirect, wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial," and collectively with its consolidated subsidiaries, "AXA Financial Group"). AXA Financial is an indirect wholly owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

   The Company conducts operations in two business segments: the Insurance and Investment Management segments. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

   Insurance

   The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, variable and fixed-interest annuity products, investment products including mutual funds, asset management and other services, principally to individuals and small and medium size businesses and professional and trade associations. This segment also includes Separate Accounts for individual insurance and annuity products.

   The Company's insurance business is conducted principally by AXA Equitable.

   Investment Management

   The Investment Management segment is principally comprised of the investment management business of AllianceBernstein L.P., a Delaware limited partnership (together with its consolidated subsidiaries "AllianceBernstein"). AllianceBernstein provides research, diversified investment management and related services globally to a broad range of clients. This segment also includes institutional Separate Accounts principally managed by AllianceBernstein that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

   AllianceBernstein is a private partnership for Federal income tax purposes and, accordingly, is not subject to Federal and state corporate income taxes. However, AllianceBernstein is subject to a 4.0% New York City unincorporated business tax ("UBT"). Domestic corporate subsidiaries of AllianceBernstein are subject to Federal, state and local income taxes. Foreign corporate subsidiaries are generally subject to taxes in the foreign jurisdictions where they are located. The Company provides Federal and state income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States.

   At December 31, 2014 and 2013, the Company's economic interest in AllianceBernstein was 32.2% and 32.7%, respectively. At December 31, 2014 and 2013, respectively, AXA and its subsidiaries' economic interest in AllianceBernstein (including AXA Financial Group) was approximately 62.7% and 63.7%. AXA Equitable as the parent of AllianceBernstein Corporation, the general partner ("General Partner") of the limited partnership, consolidates AllianceBernstein in the Company's consolidated financial statements.

2) SIGNIFICANT ACCOUNTING POLICIES

   Basis of Presentation and Principles of Consolidation

   The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management for a fair presentation of the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

   The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiaries engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally AllianceBernstein; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

   All significant intercompany transactions and balances have been eliminated in consolidation. The years "2014", "2013" and "2012" refer to the years ended December 31, 2014, 2013 and 2012, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

   Accounting for Variable Annuities with GMDB and GMIB Features

   Future claims exposure on products with guaranteed minimum death benefit ("GMDB") and guaranteed minimum income benefit ("GMIB") features are sensitive to movements in the equity markets and interest rates. The Company has in place various hedging programs utilizing derivatives that are designed to mitigate the impact of movements in equity markets and interest rates. These various hedging programs do not qualify for hedge accounting treatment. As a result, changes in the value of the derivatives will be recognized in the period in which they occur while offsetting changes in reserves and deferred policy acquisition costs ("DAC") will be recognized over time in accordance with policies described below under "Policyholders' Account Balances and Future Policy Benefits" and "DAC". These differences in recognition contribute to earnings volatility.

   GMIB reinsurance contracts are used to cede to affiliated and non-affiliated reinsurers a portion of the exposure on variable annuity products that offer the GMIB feature. The GMIB reinsurance contracts are accounted for as derivatives and are reported at fair value. Gross reserves for GMIB are calculated on the basis of assumptions related to projected benefits and related contract charges over the lives of the contracts and therefore will not immediately reflect the offsetting impact on future claims exposure resulting from the same capital market and/or interest rate fluctuations that cause gains or losses on the fair value of the GMIB reinsurance contracts. The changes in the fair value of the GMIB reinsurance contracts are recorded in the period in which they occur while offsetting changes in gross reserves and DAC for GMIB are recognized over time in accordance with policies described below under "Policyholders' Account Balances and Future Policy Benefits" and "DAC". These differences in recognition contribute to earnings volatility.

   Accounting and Consolidation of VIE's

   At December 31, 2013, the Insurance Group's General Account held $3 million of investment assets issued by VIEs and determined to be significant variable interests under Financial Accounting Standards Board ("FASB") guidance Consolidation of Variable Interest Entities - Revised. The investment in this VIE was sold in 2014. At December 31, 2013, as reported in the consolidated balance sheet, this investment included $3 million of other equity investments (principally investment limited partnership interests) and was subject to ongoing review for impairment in value. This VIE did not require consolidation because management determined that the Insurance Group is not the primary beneficiary. The Insurance Group had no further economic interest in this VIE in the form of related guarantees, commitments, derivatives, credit enhancements or similar instruments and obligations.

   For all new investment products and entities developed by AllianceBernstein (other than Collaterized Debt Obligations ("CDOs")), AllianceBernstein first determines whether the entity is a VIE, which involves determining an entity's variability and variable interests, identifying the holders of the equity investment at risk and assessing the five characteristics of a VIE. Once an entity has been determined to be a VIE, AllianceBernstein then identifies the primary beneficiary of the VIE. If AllianceBernstein is deemed to be the primary beneficiary of the VIE, then AllianceBernstein and the Company consolidate the entity.

   AllianceBernstein provides seed capital to its investment teams to develop new products and services for their clients. AllianceBernstein's original seed investment typically represents all or a majority of the equity investment in the new product is temporary in nature. AllianceBernstein evaluates its seed investments on a quarterly basis and consolidates such investments as required pursuant to U.S. GAAP.

   Management of AllianceBernstein reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client assets under management ("AUM") to determine the entities that AllianceBernstein is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

   AllianceBernstein earned investment management fees on client AUM of these entities but derived no other benefit from those assets and cannot utilize those assets in its operations.

   At December 31, 2014, AllianceBernstein had significant variable interests in certain other structured products and hedge funds with approximately $31 million in client AUM. However, these VIEs do not require consolidation because management has determined that AllianceBernstein is not the primary beneficiary of the expected losses or expected residual returns of these entities. AllianceBernstein's maximum exposure to loss in these entities is limited to its investments of $200,000 in and prospective investment management fees earned from these entities.

   Adoption of New Accounting Pronouncements

   In July 2013, the FASB issued new guidance on the presentation of an unrecognized tax benefit when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists. This guidance was effective for interim and annual periods beginning after December 15, 2013. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In February 2013, the FASB issued new guidance to improve the reporting of reclassifications out of accumulated other comprehensive income ("AOCI"). The guidance requires disclosure of reclassification information either in the notes or the face of the financial statements provided the information is presented in one location. This guidance was effective for interim and annual periods beginning after December 31, 2012. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements. These new disclosures have been included in the Notes to the Company's consolidated financial statements, as appropriate.

   In July 2012, the FASB issued new guidance on testing indefinite-lived intangible assets for impairment. The guidance was effective for interim and annual indefinite-lived intangible assets impairment tests performed for fiscal years beginning after September 15, 2012. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   Future Adoption of New Accounting Pronouncements

   In February 2015, the FASB issued a new consolidation standard that makes targeted amendments to the VIE assessment, including guidance specific to limited partnerships and similar entities, and ends the deferral granted to investment companies for applying the VIE guidance. The new standard is effective for annual periods, beginning after December 15, 2015, but may be early-adopted in any interim period. Management currently is evaluating the impacts this guidance may have on the Company's consolidated financial statements.

   In August 2014, the FASB issued new guidance which requires management to evaluate whether there is "substantial doubt" about the reporting entity's ability to continue as a going concern and provide related footnote disclosures about those uncertainties, if they exist. The new guidance is effective for annual periods, ending after December 15, 2016 and interim periods thereafter. Management does not expect implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In June 2014, the FASB issued new guidance for accounting for share-based payments when the terms of an award provide that a performance target could be achieved after the requisite service period. The new guidance is effective for interim and annual periods beginning after December 15, 2015. Management does not expect implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In June 2014, the FASB issued new guidance for repurchase-to-maturity transactions, repurchase financings and added disclosure requirements, which aligns the accounting for repurchase-to-maturity transactions and repurchase financing arrangements with the accounting for other typical repurchase agreements. The new guidance also requires additional disclosures about repurchase agreements and similar transactions. The accounting changes and disclosure requirements are effective for interim or annual periods beginning after December 15, 2014. Management does not expect implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In May 2014, the FASB issued new revenue recognition guidance that is intended to improve and converge the financial reporting requirements for revenue from contracts with customers with International Financial Reporting Standards ("IFRS"). The new guidance applies to contracts that deliver goods or services to a customer, except when those contracts are for: insurance, leases, rights and obligations that are in the scope of certain financial instruments (i.e., derivative contracts) and guarantees other than product or service warranties. The new guidance is effective for interim and annual periods, beginning after December 15, 2016. Management is currently evaluating the impact that adoption of this guidance will have on the Company's consolidated financial statements.

   The FASB issued new guidance that allows investors to elect to use the proportional amortization method to account for investments in qualified affordable housing projects if certain conditions are met. Under this method, which replaces the effective yield method, an investor amortizes the cost of its investment, in proportion to the tax credits and other tax benefits it receives, to income tax expense. The guidance also introduces disclosure requirements for all investments in qualified affordable housing projects, regardless of the accounting method used for those investments. The guidance is effective for annual periods beginning after December 15, 2014. Management does not expect implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   Closed Block

   As a result of demutualization, the Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

   Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of AXA Equitable. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the Superintendent of The New York State Department of Financial Services, (the "NYSDFS"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

   The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block's earnings.

   If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

   Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

   Investments

   The carrying values of fixed maturities classified as available-for-sale ("AFS") are reported at fair value. Changes in fair value are reported in OCI. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock, and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

   The Company determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

   The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for other-than-temporary impairments ("OTTI"). Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company's Investments Under Surveillance ("IUS") Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

   If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in earnings (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage- and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

   Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in Investment gains (losses), net.

   Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

   Policy loans are stated at unpaid principal balances.

   Partnerships, investment companies and joint venture interests that the Company has control of and has a majority economic interest in or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs are consolidated. Those that the Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity basis of accounting and are reported either with equity real estate or other equity investments, as appropriate. The Company records its interests in certain of these partnerships on a month or one quarter lag.

   Equity securities, which include common stock, and non-redeemable preferred stock classified as AFS securities, are carried at fair value and are included in other equity investments with changes in fair value reported in OCI.

   Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with unrealized gains (losses) reported in other investment income (loss) in the statements of Net earnings (loss).

   Corporate owned life insurance ("COLI") has been purchased by the Company and certain subsidiaries on the lives of certain key employees and the Company and these subsidiaries are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2014 and 2013, the carrying value of COLI was $803 million and $770 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

   Short-term investments are reported at amortized cost that approximates fair value and are included in Other invested assets.

   Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

   All securities owned, including United States government and agency securities, mortgage-backed securities and futures and forwards transactions, are reported in the consolidated financial statements on a trade date basis.

   Derivatives

   Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options and may be exchange-traded or contracted in the over-the-counter market. All derivative positions are carried in the consolidated balance sheets at fair value, generally by obtaining quoted market prices or through the use of valuation models.

   Freestanding derivative contracts are reported in the consolidated balance sheets either as assets within "Other invested assets" or as liabilities within "Other liabilities." The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related CSA have been executed. The Company uses derivatives to manage asset/liability risk and has designated some of those economic relationships under the criteria to qualify for hedge accounting treatment. All changes in the fair value of the Company's freestanding derivative positions not designated to hedge accounting relationships, including net receipts and payments, are included in "Investment income
   (loss) from derivative instruments" without considering changes in the fair value of the economically associated assets or liabilities.

   The Company is a party to financial instruments and other contracts that contain "embedded" derivative instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are "clearly and closely related" to the economic characteristics of the remaining component of the "host contract" and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When those criteria are satisfied, the resulting embedded derivative is bifurcated from the host contract, carried in the consolidated balance sheets at fair value, and changes in its fair value are recognized immediately and captioned in the consolidated statements of earnings (loss) according to the nature of the related host contract. For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company instead may elect to carry the entire instrument at fair value.

   Mortgage Loans on Real Estate ("mortgage loans"):

   Mortgage loans are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

   For commercial and agricultural mortgage loans, an allowance for credit loss is typically recommended when management believes it is probable that principal and interest will not be collected according to the contractual terms. Factors that influence management's judgment in determining allowance for credit losses include the following:

      . Loan-to-value ratio -- Derived from current loan balance divided by the fair market value of the property. An allowance for credit loss is typically recommended when the loan-to-value ratio is in excess of 100%. In the case where the loan-to-value is in excess of 100%, the allowance for credit loss is derived by taking the difference between the fair market value (less cost of sale) and the current loan balance.

      . Debt service coverage ratio -- Derived from actual net operating income divided by annual debt service. If the ratio is below 1.0x, then the income from the property does not support the debt.

      . Occupancy -- Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

      . Lease expirations -- The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio. In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

      . Maturity -- Mortgage loans that are not fully amortizing and have upcoming maturities within the next 12 to 24 months are monitored in conjunction with the capital markets to determine the borrower's ability to refinance the debt and/or pay off the balloon balance.

      . Borrower/tenant related issues -- Financial concerns, potential bankruptcy, or words or actions that indicate imminent default or abandonment of property.

      . Payment status -- current vs. delinquent -- A history of delinquent payments may be a cause for concern.

      . Property condition -- Significant deferred maintenance observed during the lenders annual site inspections.

      . Other -- Any other factors such as current economic conditions may call into question the performance of the loan.

   Mortgage loans also are individually evaluated quarterly by the IUS Committee for impairment, including an assessment of related collateral value. Commercial mortgages 60 days or more past due and agricultural mortgages 90 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgages. Based on its monthly monitoring of mortgages, a class of potential problem mortgages are also identified, consisting of mortgage loans not currently classified as problems but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being restructured. The decision whether to classify a performing mortgage loan as a potential problem involves significant subjective judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

   For problem mortgage loans a valuation allowance is established to provide for the risk of credit losses inherent in the lending process. The allowance includes loan specific reserves for mortgage loans determined to be non-performing as a result of the loan review process. A non-performing loan is defined as a loan for which it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The loan specific portion of the loss allowance is based on the Company's assessment as to ultimate collectability of loan principal and interest. Valuation allowances for a non-performing loan are recorded based on the present value of expected future cash flows discounted at the loan's effective interest rate or based on the fair value of the collateral if the loan is collateral dependent. The valuation allowance for mortgage loans can increase or decrease from period to period based on such factors.

   Impaired mortgage loans without provision for losses are mortgage loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on mortgage loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on mortgage loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

   Mortgage loans are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans are classified as nonaccrual mortgage loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2014 and 2013, the carrying values of commercial mortgage loans that had been classified as nonaccrual mortgage loans were $89 million and $93 million, respectively.

   Troubled Debt Restructuring

   When a loan modification is determined to be a troubled debt restructuring ("TDR"), the impairment of the loan is re-measured by discounting the expected cash flows to be received based on the modified terms using the loan's original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the mortgage loans. Additionally, the loan continues to be subject to the credit review process noted above.

   Net Investment Income (Loss), Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)

   Net investment income (loss) and realized investment gains (losses), net (together "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset by amounts reflected as interest credited to policyholders' account balances.

   Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses), net.

   Realized and unrealized holding gains (losses) on trading securities are reflected in Net investment income (loss).

   Unrealized investment gains (losses) on fixed maturities and equity securities designated as AFS held by the Company are accounted for as a separate component of AOCI, net of related deferred income taxes, amounts attributable to certain pension operations, Closed Blocks' policyholders dividend obligation, insurance liability loss recognition and DAC related to universal life ("UL") policies, investment-type products and participating traditional life policies.

   Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as AFS and do not reflect any change in fair value of policyholders' account balances and future policy benefits.

   Fair Value of Financial Instruments

   Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1 Unadjusted quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3 Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   The Company defines fair value as the unadjusted quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value cannot be substantiated by direct comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

   Management is responsible for the determination of the value of investments carried at fair value and the supporting methodologies and assumptions. Under the terms of various service agreements, the Company often utilizes independent valuation service providers to gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual securities. These independent valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested. As further described below with respect to specific asset classes, these inputs include, but are not limited to, market prices for recent trades and transactions in comparable securities, benchmark yields, interest rate yield curves, credit spreads, quoted prices for similar securities, and other market-observable information, as applicable. Specific attributes of the security being valued also are considered, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security- or issuer-specific information. When insufficient market observable information is available upon which to measure fair value, the Company either will request brokers knowledgeable about these securities to provide a non-binding quote or will employ internal valuation models. Fair values received from independent valuation service providers and brokers and those internally modeled or otherwise estimated are assessed for reasonableness.

   Recognition of Insurance Income and Related Expenses

   Deposits related to UL and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

   Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

   For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

   Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

   DAC

   Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, reflecting incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

   After the initial establishment of reserves, premium deficiency and loss recognition tests are performed each period end using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to earnings.

   In accordance with the guidance for the accounting and reporting by insurance enterprises for certain long-duration contracts and participating contracts and for realized gains and losses from the sale of investments, current and expected future profit margins for products covered by this guidance are examined regularly in determining the amortization of DAC. Due primarily to the significant decline in Separate Accounts balances during 2008 and a change in the estimate of average gross short-term annual return on Separate Accounts balances to 9.0%, future estimated gross profits at December 31, 2008 for certain issue years for the Accumulator(R) variable annuity products ("Accumulator(R)") were expected to be negative as the increases in the fair values of derivatives used to hedge certain risks related to these products would be recognized in current earnings while the related reserves do not fully and immediately reflect the impact of equity and interest market fluctuations. As required under U.S. GAAP, for those issue years with future estimated negative gross profits, the DAC amortization method was permanently changed in fourth quarter 2008 from one based on estimated gross profits to one based on estimated assessments for the Accumulator(R) products, subject to loss recognition testing. In second quarter 2011, the DAC amortization method was changed to one based on estimated assessments for all issue years for the Accumulator(R) products due to continued volatility of margins and the continued emergence of periods of negative margins.

   DAC associated with UL and investment-type products, other than Accumulator(R) products is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings (loss) in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date.

   A significant assumption in the amortization of DAC on variable annuities and variable and interest-sensitive life insurance relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach, a commonly used industry practice. This future return approach influences the projection of fees earned, as well as other sources of estimated gross profits. Returns that are higher than expectations for a given period produce higher than expected account balances, increase the fees earned resulting in higher expected future gross profits and lower DAC amortization for the period. The opposite occurs when returns are lower than expected.

   In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance. Currently, the average gross long-term return estimate is measured from December 31, 2008. Management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2014, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance and variable annuities was 9.0% (6.66% net of product weighted average Separate Account fees), and the gross maximum and minimum short-term annual rate of return limitations were 15.0% (12.66% net of product weighted average Separate Account fees) and 0.0% (-2.34% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. These assumptions of long-term growth are subject to assessment of the reasonableness of resulting estimates of future return assumptions.

   If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC amortization. At December 31, 2014, current projections of future average gross market returns assume a 0.0% annualized return for the next six quarters, which is the minimum limitations grading to a reversion to the mean of 9.0% in fourteen quarters.

   In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization.

   Other significant assumptions underlying gross profit estimates for UL and investment type products relate to contract persistency and General Account investment spread.

   For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2014, the average rate of assumed investment yields, excluding policy loans, was 5.1% grading to 4.5% over 10 years. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date. Many of the factors that affect gross margins are included in the determination of the Company's dividends to these policyholders. DAC adjustments related to participating traditional life policies do not create significant volatility in results of operations as the Closed Block recognizes a cumulative policyholder dividend obligation expense in "Policyholders' dividends," for the excess of actual cumulative earnings over expected cumulative earnings as determined at the time of demutualization.

   DAC associated with non-participating traditional life policies is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings (loss) in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy. DAC related to these policies is subject to recoverability testing as part of AXA Financial Group's premium deficiency testing. If a premium deficiency exists, DAC is reduced by the amount of the deficiency or to zero through a charge to current period earnings (loss). If the deficiency exceeds the DAC balance, the reserve for future policy benefits is increased by the excess, reflected in earnings
   (loss) in the period such deficiency occurs.

   Contractholder Bonus Interest Credits

   Contractholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these contractholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets.

   Policyholders' Account Balances and Future Policy Benefits

   Policyholders' account balances for UL and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

   The Company has issued and continues to offer certain variable annuity products with GMDB and Guaranteed income benefit ("GIB") features. The Company previously issued certain variable annuity products with Guaranteed withdrawal benefit for life ("GWBL") and other features. The Company also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a GMIB base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that actual experience will be consistent with management's estimates.

   For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

   For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

   For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 10.9% for life insurance liabilities and from 1.57% to 11.25% for annuity liabilities.

   Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

   When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings.

   Funding agreements are reported in Policyholders' account balances in the consolidated balance sheets. AXA Equitable as a member of the Federal Home Loan Bank of New York ("FHLBNY") has access to borrowing facilities from the FHLBNY including collateralized borrowings and funding agreements, which would require AXA Equitable to pledge qualified mortgage-backed assets and/or government securities as collateral. As membership requires the ownership of member stock, AXA Equitable purchased stock to meet its membership requirement

   ($31 million, as of December 31, 2014). Any borrowings from the FHLBNY require the purchase of FHLBNY activity based stock in an amount equal to 4.5% of the borrowings. AXA Equitable's capacity with the FHLBNY was increased during second quarter 2014 from $1,000 million to $3,000 million. At December 31, 2014, the Company had $500 million of outstanding funding agreements with the FHLBNY. The funding agreements were used to extend the duration of the assets within the General Account investment portfolio. For other instruments used to extend the duration of the General Account investment portfolio see "Derivative and offsetting assets and liabilities" included in Note 3.

   Policyholders' Dividends

   The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

   At December 31, 2014, participating policies, including those in the Closed Block, represent approximately 5.6% ($19,863 million) of directly written life insurance in-force, net of amounts ceded.

   Separate Accounts

   Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings (loss) less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. The assets and liabilities of six Separate Accounts are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in those Separate Accounts is passed through to policyholders. Investment assets in these Separate Accounts principally consist of fixed maturities that are classified as AFS in the accompanying consolidated financial statements.

   The investment results of Separate Accounts, including unrealized gains (losses), on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings (loss). For 2014, 2013 and 2012, investment results of such Separate Accounts were gains (losses) of $5,959 million, $19,022 million and $10,110 million, respectively.

   Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

   The Company reports the General Account's interests in Separate Accounts as Other equity investments in the consolidated balance sheets.

   Recognition of Investment Management Revenues and Related Expenses

   Commissions, fees and other income principally include the Investment Management segment's investment advisory and service fees, distribution revenues and institutional research services revenue. Investment advisory and service base fees, generally calculated as a percentage, referred to as basis points ("BPs"), of assets under management, are recorded as revenue as the related services are performed; they include brokerage transactions charges received by Sanford C. Bernstein & Co. LLC ("SCB LLC") for certain retail, private client and institutional investment client transactions. Certain investment advisory contracts, including those associated with hedge funds, provide for a performance-based fee, in addition to or in lieu of a base fee which is calculated as either a percentage of absolute investment results or a percentage of the investment results in excess of a stated benchmark over a specified period of time. Performance-based fees are recorded as a component of revenue at the end of each contract's measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and Sanford C. Bernstein Limited ("SCBL") for independent research and brokerage-related services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

   Commissions paid to financial intermediaries in connection with the sale of shares of open-end AllianceBernstein sponsored mutual funds sold without a front-end sales charge ("back-end load shares") are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years for U.S. fund shares and four years for non-U.S. fund shares, the periods of time during which the deferred sales commissions are generally recovered. These commissions are recovered from distribution services fees received from those funds and from contingent deferred sales commissions ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received. Effective January 31, 2009, back-end load shares are no longer offered to new investors by AllianceBernstein's U.S. funds. Management tests the deferred sales commission asset for recoverability quarterly and determined that the balance as of December 31, 2014 was not impaired.

   AllianceBernstein's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received. Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC are based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

   Significant assumptions utilized to estimate future average assets under management and undiscounted future cash flows from back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the five-year, three-year and one-year periods and current quarterly periods ended December 31, 2014. These assumptions are updated periodically. Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions and the aggregate undiscounted cash flows are compared to the recorded value of the deferred sales commission asset. If AllianceBernstein's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using AllianceBernstein's management's best estimate of future cash flows discounted to a present value amount.

   Goodwill and Other Intangible Assets

   Goodwill represents the excess of the purchase price over the fair value of identifiable net assets of acquired companies, and relates principally to the acquisition of SCB Inc., an investment research and management company formerly known as Sanford C. Bernstein Inc. ("Bernstein Acquisition") and the purchase of units of the limited partnership interest in AllianceBernstein ("AllianceBernstein Units"). In accordance with the guidance for Goodwill and Other Intangible Assets, goodwill is tested annually for impairment and at interim periods if events or circumstances indicate an impairment could have occurred.

   Intangible assets related to the Bernstein Acquisition and purchases of AllianceBernstein Units include values assigned to contracts of businesses acquired based on their estimated fair value at the time of acquisition, less accumulated amortization. These intangible assets are generally amortized on a straight-line basis over their estimated useful life of approximately 20 years. All intangible assets are periodically reviewed for impairment as events or changes in circumstances indicate that the carrying value may not be recoverable. If the carrying value exceeds fair value, additional impairment tests are performed to measure the amount of the impairment loss, if any.

   Other Accounting Policies

   Capitalized internal-use software, included in Other assets in the consolidated balance sheets, is amortized on a straight-line basis over the estimated useful life of the software that ranges between three and five years. If an impairment is determined to have occurred, software capitalization is accelerated for the remaining balance deemed to be impaired.

   AXA Financial and certain of its consolidated subsidiaries and affiliates, including the Company, file a consolidated Federal income tax return. The Company provides for Federal and state income taxes currently payable, as well as those deferred due to temporary differences between the financial reporting and tax bases of assets and liabilities. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred tax assets will not be realized.

   Under accounting for uncertainty in income taxes guidance, the Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the consolidated financial statements. Tax positions are then measured at the largest amount of benefit that is greater than 50 % likely of being realized upon settlement.

   Out of Period Adjustments

   In 2014, the Company recorded several out-of-period adjustments in its financial statements. The Company refined the models used to calculate the fair value of the GMIB reinsurance asset and the GMIB and GMDB liabilities. In addition, the Company recorded an out-of-period adjustment related to an understatement of the dividend of AllianceBernstein Units by AXA Equitable to AXA Financial during the year ended December 31, 2013 and the related deferred tax liability for the excess of the fair value of the AllianceBernstein Unit dividend over the recorded value. The net impact of the out-of-period adjustments to AXA Equitable's shareholders' equity and Net earnings was a decrease of $1 million and an increase of $73 million, respectively. Management has evaluated the impact of all out of period corrections both individually and in the aggregate and concluded they are not material to any previously reported quarterly or annual financial statements.

3) INVESTMENTS

   FIXED MATURITIES AND EQUITY SECURITIES

   The following table provides information relating to fixed maturities and equity securities classified as AFS:

                AVAILABLE-FOR-SALE SECURITIES BY CLASSIFICATION

                                                           GROSS       GROSS
                                              AMORTIZED  UNREALIZED  UNREALIZED                 OTTI
                                                COST       GAINS       LOSSES    FAIR VALUE  IN AOCI/(3)/
                                              ---------- ---------- ------------ ----------- -----------
                                                                    (IN MILLIONS)
DECEMBER 31, 2014:
------------------
Fixed Maturity Securities:
  Corporate.................................. $   20,742 $    1,549 $         71 $    22,220 $        --
  U.S. Treasury, government and agency.......      6,685        672           26       7,331          --
  States and political subdivisions..........        441         78           --         519          --
  Foreign governments........................        405         48            7         446          --
  Commercial mortgage-backed.................        855         22          142         735          10
  Residential mortgage-backed/(1)/...........        752         43           --         795          --
  Asset-backed/(2)/..........................         86         14            1          99           3
  Redeemable preferred stock.................        829         70           10         889          --
                                              ---------- ---------- ------------ ----------- -----------
   Total Fixed Maturities....................     30,795      2,496          257      33,034          13

Equity securities............................         36          2           --          38          --
                                              ---------- ---------- ------------ ----------- -----------

Total at December 31, 2014................... $   30,831 $    2,498 $        257 $    33,072 $        13
                                              ========== ========== ============ =========== ===========

December 31, 2013:
------------------
Fixed Maturity Securities:
  Corporate.................................. $   21,516 $    1,387 $        213 $    22,690 $        --
  U.S. Treasury, government and agency.......      3,584         22          477       3,129          --
  States and political subdivisions..........        444         35            2         477          --
  Foreign governments........................        392         46            5         433          --
  Commercial mortgage-backed.................        971         10          265         716          23
  Residential mortgage-backed/(1)/...........        914         34            1         947          --
  Asset-backed/(2)/..........................        132         11            3         140           4
  Redeemable preferred stock.................        883         55           51         887          --
                                              ---------- ---------- ------------ ----------- -----------
   Total Fixed Maturities....................     28,836      1,600        1,017      29,419          27

Equity securities............................         37         --            3          34          --
                                              ---------- ---------- ------------ ----------- -----------

Total at December 31, 2013................... $   28,873 $    1,600 $      1,020 $    29,453 $        27
                                              ========== ========== ============ =========== ===========

  /(1)/Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans. /(3)/Amounts represent OTTI losses in AOCI, which were not included in earnings (loss) in accordance with current accounting guidance.

   The contractual maturities of AFS fixed maturities (excluding redeemable preferred stock) at December 31, 2014 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the final year of maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

               AVAILABLE-FOR-SALE FIXED MATURITIES
           CONTRACTUAL MATURITIES AT DECEMBER 31, 2014
                                              AMORTIZED
                                                COST     FAIR VALUE
                                              ---------- ----------
                                                  (IN MILLIONS)
Due in one year or less...................... $    2,140 $    2,166
Due in years two through five................      6,400      6,916
Due in years six through ten.................     10,434     10,934
Due after ten years..........................      9,299     10,500
                                              ---------- ----------
   Subtotal..................................     28,273     30,516
Commercial mortgage-backed securities........        855        735
Residential mortgage-backed securities.......        752        795
Asset-backed securities......................         86         99
                                              ---------- ----------
Total........................................ $   29,966 $   32,145
                                              ========== ==========

   The following table shows proceeds from sales, gross gains (losses) from sales and OTTI for AFS fixed maturities during 2014, 2013 and 2012:

                                                      December 31,
                                              ---------------------------
                                                2014      2013      2012
                                              -------  ---------  -------
                                                     (IN MILLIONS)
Proceeds from sales.......................... $   716  $   3,220  $   139
                                              =======  =========  =======
Gross gains on sales......................... $    21  $      71  $    13
                                              =======  =========  =======
Gross losses on sales........................ $    (9) $     (88) $   (12)
                                              =======  =========  =======
Total OTTI................................... $   (72) $     (81) $   (96)
Non-credit losses recognized in OCI..........      --         15        2
                                              -------  ---------  -------
Credit losses recognized in earnings (loss).. $   (72) $     (66) $   (94)
                                              =======  =========  =======

   The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company at the dates indicated and the corresponding changes in such amounts.

                  FIXED MATURITIES -- CREDIT LOSS IMPAIRMENTS

                                                                                   2014     2013
                                                                                 -------  -------
                                                                                   (IN MILLIONS)
Balances at January 1,.......................................................... $  (370) $  (372)
Previously recognized impairments on securities that matured, paid, prepaid
  or sold.......................................................................     188       67
Recognized impairments on securities impaired to fair value this period/(1)/....      --       --
Impairments recognized this period on securities not previously impaired........     (41)     (59)
Additional impairments this period on securities previously impaired............     (31)      (6)
Increases due to passage of time on previously recorded credit losses...........      --       --
Accretion of previously recognized impairments due to increases in expected
  cash flows....................................................................      --       --
                                                                                 -------  -------
Balances at December 31,........................................................ $  (254) $  (370)
                                                                                 =======  =======

  /(1)/Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

   Net unrealized investment gains (losses) on fixed maturities and equity securities classified as AFS are included in the consolidated balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

                                                                                    DECEMBER 31,
                                                                                  ---------------
                                                                                    2014    2013
                                                                                  -------- ------

                                                                                   (IN MILLIONS)
AFS Securities:
  Fixed maturities:
   With OTTI loss................................................................ $     10 $  (28)
   All other.....................................................................    2,229    610
  Equity securities..............................................................        2     (3)
                                                                                  -------- ------
Net Unrealized Gains (Losses).................................................... $  2,241 $  579
                                                                                  ======== ======

   Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net earnings (loss) for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:

      NET UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES WITH OTTI LOSSES

                                                                                                            AOCI GAIN
                                                   NET                                                    (LOSS) RELATED
                                               UNREALIZED                                     DEFERRED        TO NET
                                                  GAINS                                        INCOME       UNREALIZED
                                               (LOSSES) ON                  POLICY HOLDERS    TAX ASSET     INVESTMENT
                                               INVESTMENTS        DAC        LIABILITIES     (LIABILITY)  GAINS (LOSSES)
                                              -------------  -------------  --------------  ------------  --------------
                                                                             (IN MILLIONS)
BALANCE, JANUARY 1, 2014..................... $         (28) $           2  $           10  $          5  $          (11)
Net investment gains (losses) arising during
  the period.................................            (1)            --              --            --              (1)
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........            39             --              --            --              39
   Excluded from Net earnings (loss)/(1)/....            --             --              --            --              --
Impact of net unrealized investment gains
  (losses) on:...............................
   DAC.......................................            --             (2)             --            --              (2)
   Deferred income taxes.....................            --             --              --            (9)             (9)
   Policyholders liabilities.................            --             --             (10)           --             (10)
                                              -------------  -------------  --------------  ------------  --------------
BALANCE, DECEMBER 31, 2014................... $          10  $          --  $           --  $         (4) $            6
                                              =============  =============  ==============  ============  ==============

                                                                                                          AOCI Gain
                                                                                                        (Loss) Related
                                                    Net                                      Deferred       to Net
                                              Unrealized Gains                                Income      Unrealized
                                                (Losses) on                  Policy holders  Tax Asset    Investment
                                                Investments         DAC       Liabilities   (Liability) Gains (Losses)
                                              ----------------  ------------ -------------- ----------- --------------
                                                                            (In Millions)

BALANCE, JANUARY 1, 2013.....................    $         (12) $          1 $            4 $         2 $           (5)
Net investment gains (losses) arising during
  the period.................................              (14)           --             --          --            (14)
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........               13            --             --          --             13
   Excluded from Net earnings (loss)/(1)/....              (15)           --             --          --            (15)
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................               --             1             --          --              1
   Deferred income taxes.....................               --            --             --           3              3
   Policyholders liabilities.................               --            --              6          --              6
                                                 -------------  ------------ -------------- ----------- --------------
BALANCE, DECEMBER 31, 2013                       $         (28) $          2 $           10 $         5 $          (11)
                                                 =============  ============ ============== =========== ==============

  /(1)/Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

          ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI

                                                                                                    AOCI GAIN
                                                  NET                                             (LOSS) RELATED
                                              UNREALIZED                              DEFERRED        TO NET
                                                 GAINS                                 INCOME       UNREALIZED
                                              (LOSSES) ON             POLICYHOLDERS   TAX ASSET     INVESTMENT
                                              INVESTMENTS     DAC      LIABILITIES   (LIABILITY)  GAINS (LOSSES)
                                              ----------- ----------  -------------  -----------  --------------
                                                                         (IN MILLIONS)
BALANCE, JANUARY 1, 2014..................... $       607 $     (107) $        (245) $       (90) $          165
Net investment gains (losses) arising during
  the period.................................       1,606         --             --           --           1,606
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........          18         --             --           --              18
   Excluded from Net earnings (loss)/(1)/....          --         --             --           --              --
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................          --        (15)            --           --             (15)
   Deferred income taxes.....................          --         --             --         (520)           (520)
   Policyholders liabilities.................          --         --           (123)          --            (123)
                                              ----------- ----------  -------------  -----------  --------------
BALANCE, DECEMBER 31, 2014                    $     2,231 $     (122) $        (368) $      (610) $        1,131
                                              =========== ==========  =============  ===========  ==============

                                                                                                      AOCI Gain (Loss)
                                              Net Unrealized                              Deferred     Related to Net
                                                  Gains                                    Income        Unrealized
                                               (Losses) on                Policyholders   Tax Asset      Investment
                                               Investments        DAC      Liabilities   (Liability)   Gains (Losses)
                                              --------------  ----------  -------------  -----------  ----------------
                                                                            (In Millions)
BALANCE, JANUARY 1, 2013..................... $        2,900  $     (179) $        (603) $      (741) $          1,377
Net investment gains (losses) arising during
  the period.................................         (2,370)         --             --           --            (2,370)
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........             62          --             --           --                62
   Excluded from Net earnings (loss)/(1)/....             15          --             --           --                15
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................             --          72             --           --                72
   Deferred income taxes.....................             --          --             --          651               651
   Policyholders liabilities.................             --          --            358           --               358
                                              --------------  ----------  -------------  -----------  ----------------
BALANCE, DECEMBER 31, 2013                    $          607  $     (107) $        (245) $       (90) $            165
                                              ==============  ==========  =============  ===========  ================

  /(1)/Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

   The following tables disclose the fair values and gross unrealized losses of the 601 issues at December 31, 2014 and the 747 issues at December 31, 2013 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

                                               LESS THAN 12 MONTHS    12 MONTHS OR LONGER           TOTAL
                                              ---------------------  ---------------------  ---------------------
                                                           GROSS                  GROSS                  GROSS
                                                         UNREALIZED             UNREALIZED             UNREALIZED
                                              FAIR VALUE   LOSSES    FAIR VALUE   LOSSES    FAIR VALUE   LOSSES
                                              ---------- ----------  ---------- ----------  ---------- ----------
                                                                         (IN MILLIONS)
DECEMBER 31, 2014:
------------------
Fixed Maturity Securities:
  Corporate.................................. $    1,314 $      (29) $    1,048 $      (42) $    2,362 $      (71)
  U.S. Treasury, government and agency.......        280         (6)        373        (20)        653        (26)
  States and political subdivisions..........         21         --          --         --          21         --
  Foreign governments........................         27         (1)         65         (6)         92         (7)
  Commercial mortgage-backed.................         37         (2)        355       (140)        392       (142)
  Residential mortgage-backed................         --         --          35         --          35         --
  Asset-backed...............................         --         --          20         (1)         20         (1)
  Redeemable preferred stock.................         42         --         169        (10)        211        (10)
                                              ---------- ----------  ---------- ----------  ---------- ----------

Total........................................ $    1,721 $      (38) $    2,065 $     (219) $    3,786 $     (257)
                                              ========== ==========  ========== ==========  ========== ==========

                                               Less Than 12 Months    12 Months or Longer            Total
                                              ---------------------  ---------------------  ----------------------
                                                           Gross                  Gross                   Gross
                                                         Unrealized             Unrealized              Unrealized
                                              Fair Value   Losses    Fair Value   Losses    Fair Value    Losses
                                              ---------- ----------  ---------- ----------  ---------- -----------
                                                                          (In Millions)
December 31, 2013:
------------------
Fixed Maturity Securities:
  Corporate.................................. $    4,381 $     (187) $      248 $      (26) $    4,629 $      (213)
  U.S. Treasury, government and agency.......      2,645       (477)         --         --       2,645        (477)
  States and political subdivisions..........         36         (2)         --         --          36          (2)
  Foreign governments........................         68         (4)          7         (1)         75          (5)
  Commercial mortgage-backed.................         30         (5)        529       (260)        559        (265)
  Residential mortgage-backed................        260         (1)          1         --         261          (1)
  Asset-backed...............................          2         --          28         (3)         30          (3)
  Redeemable preferred stock.................        232        (49)         79         (2)        311         (51)
                                              ---------- ----------  ---------- ----------  ---------- -----------

Total........................................ $    7,654 $     (725) $      892 $     (292) $    8,546 $    (1,017)
                                              ========== ==========  ========== ==========  ========== ===========

   The Company's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of AXA Equitable, other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 0.3% of total investments. The largest exposures to a single issuer of corporate securities held at December 31, 2014 and 2013 were $146 million and $158 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2014 and 2013, respectively, approximately $1,788 million and $1,913 million, or 5.8% and 6.6%, of the $30,795 million and $28,836 million aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had net unrealized losses of $85 million and $215 million at December 31, 2014 and 2013, respectively. At December 31, 2014 and 2013, respectively, the $219 million and $292 million of gross unrealized losses of twelve months or more were concentrated in commercial mortgage-backed securities. In accordance with the policy described in Note 2, the Company concluded that an adjustment to earnings for OTTI for these securities was not warranted at either December 31, 2014 or 2013. As of December 31, 2014, the Company did not intend to sell the securities nor will it likely be required to dispose of the securities before the anticipated recovery of their remaining amortized cost basis.

   The Company does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. The Company's fixed maturity investment portfolio includes residential mortgage backed securities ("RMBS") backed by subprime and Alt-A residential mortgages, comprised of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers' income. At December 31, 2014 and 2013, respectively, the Company owned $8 million and $10 million in RMBS backed by subprime residential mortgage loans, and $7 million and $8 million in RMBS backed by Alt-A residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

   At December 31, 2014, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $12 million.

   At December 31, 2014 and 2013, respectively, the amortized cost of the Company's trading account securities was $5,160 million and $4,225 million with respective fair values of $5,143 million and $4,221 million. Also at December 31, 2014 and 2013, respectively, Other equity investments included the General Account's investment in Separate Accounts which had carrying values of $197 million and $192 million and costs of $185 million and $183 million as well as other equity securities with carrying values of $38 million and $34 million and costs of $36 million and $37 million.

   In 2014, 2013 and 2012, respectively, net unrealized and realized holding gains (losses) on trading account equity securities, including earnings (losses) on the General Account's investment in Separate Accounts, of $24 million, $48 million and $69 million, respectively, were included in Net investment income (loss) in the consolidated statements of earnings (loss).

   MORTGAGE LOANS

   The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $93 million and $135 million at December 31, 2014 and 2013, respectively. Gross interest income on these loans included in net investment income (loss) totaled $1 million, $2 million and $7 million in 2014, 2013 and 2012, respectively. Gross interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $4 million, $7 million and $8 million in 2014, 2013 and 2012, respectively.

   Troubled Debt Restructurings

   In 2011, the mortgage loan shown in the table below was modified to interest only payments. Since 2011, this loan has been modified two additional times to extend interest only payments through maturity. The maturity date was also extended from November 5, 2014 to December 5, 2015. Since the fair market value of the underlying real estate collateral is the primary factor in determining the allowance for credit losses, modifications of loan terms typically have no direct impact on the allowance for credit losses, and therefore, no impact on the financial statements.

                  TROUBLED DEBT RESTRUCTURING - MODIFICATIONS
                               DECEMBER 31, 2014


                                                         OUTSTANDING RECORDED INVESTMENT
                                               NUMBER  ------------------------------------
                                              OF LOANS PRE-MODIFICATION POST - MODIFICATION
                                              -------- ---------------- -------------------

                                                              (DOLLARS IN MILLIONS)

Commercial mortgage loans....................        1               84                  93

   There were no default payments on the above loan during 2014. There were no agricultural troubled debt restructuring mortgage loans in 2014.

   Valuation Allowances for Mortgage Loans:

   Allowance for credit losses for mortgage loans for 2014, 2013 and 2012 are as follows:

                                                             COMMERCIAL MORTGAGE LOANS
                                                             -------------------------
                                                               2014     2013     2012
                                                             -------  -------  -------
ALLOWANCE FOR CREDIT LOSSES:                                       (IN MILLIONS)
Beginning Balance, January 1,............................... $    42  $    34  $    32
   Charge-offs..............................................     (14)      --       --
   Recoveries...............................................      --       (2)     (24)
   Provision................................................       9       10       26
                                                             -------  -------  -------
Ending Balance, December 31,................................ $    37  $    42  $    34
                                                             =======  =======  =======

Ending Balance, December 31,:
   Individually Evaluated for Impairment.................... $    37  $    42  $    34
                                                             =======  =======  =======

   There were no allowances for credit losses for agricultural mortgage loans in 2014, 2013 and 2012.

   The values used in these ratio calculations were developed as part of the periodic review of the commercial and agricultural mortgage loan portfolio, which includes an evaluation of the underlying collateral value. The following tables provide information relating to the loan-to-value and debt service coverage ratio for commercial and agricultural mortgage loans at December 31, 2014 and 2013, respectively.

       MORTGAGE LOANS BY LOAN-TO-VALUE AND DEBT SERVICE COVERAGE RATIOS
                               DECEMBER 31, 2014

                                                             DEBT SERVICE COVERAGE RATIO
                                              ----------------------------------------------------------
                                                                                                  LESS    TOTAL
                                               GREATER   1.8X TO   1.5X TO    1.2X TO  1.0X TO    THAN   MORTGAGE
                                              THAN 2.0X   2.0X      1.8X       1.5X     1.2X      1.0X    LOANS
LOAN-TO-VALUE RATIO:/(2)/                     ---------- -------- ---------- --------- -------- -------- ---------
                                                                         (IN MILLIONS)
COMMERCIAL MORTGAGE LOANS/(1)/
  0% - 50%................................... $      335 $     -- $       -- $      59 $     34 $     -- $     428
  50% - 70%..................................        963      440        872       839       54       --     3,168
  70% - 90%..................................        211       --         61       265       79       --       616
  90% plus...................................        156       --         --        --       --       47       203
                                              ---------- -------- ---------- --------- -------- -------- ---------

Total Commercial Mortgage Loans.............. $    1,665 $    440 $      933 $   1,163 $    167 $     47 $   4,415
                                              ========== ======== ========== ========= ======== ======== =========
AGRICULTURAL MORTGAGE LOANS/(1)/
  0% - 50%................................... $      184 $    100 $      232 $     408 $    206 $     50 $   1,180
  50% - 70%..................................        143       87        201       223      204       47       905
  70% - 90%..................................         --       --         --        --       --       --        --
  90% plus...................................         --       --         --        --       --       --        --
                                              ---------- -------- ---------- --------- -------- -------- ---------

Total Agricultural Mortgage Loans............ $      327 $    187 $      433 $     631 $    410 $     97 $   2,085
                                              ========== ======== ========== ========= ======== ======== =========
TOTAL MORTGAGE LOANS/(1)/
  0% - 50%................................... $      519 $    100 $      232 $     467 $    240 $     50 $   1,608
  50% - 70%..................................      1,106      527      1,073     1,062      258       47     4,073
  70% - 90%..................................        211       --         61       265       79       --       616
  90% plus...................................        156       --         --        --       --       47       203
                                              ---------- -------- ---------- --------- -------- -------- ---------

Total Mortgage Loans......................... $    1,992 $    627 $    1,366 $   1,794 $    577 $    144 $   6,500
                                              ========== ======== ========== ========= ======== ======== =========

  /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
  /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

       Mortgage Loans by Loan-to-Value and Debt Service Coverage Ratios
                               December 31, 2013

                                                         Debt Service Coverage Ratio
                                              -------------------------------------------------
                                                                                         Less    Total
                                               Greater  1.8x to 1.5x to 1.2x to 1.0x to  than   Mortgage
                                              than 2.0x  2.0x    1.8x    1.5x    1.2x    1.0x    Loans
Loan-to-Value Ratio:/(2)/                     --------- ------- ------- ------- ------- ------- ---------
                                                                     (In Millions)
Commercial Mortgage Loans/(1)/
0% - 50%..................................... $     285 $    -- $    -- $    -- $    36 $    -- $     321
50% - 70%....................................       360     573     671     533     135      --     2,272
70% - 90%....................................       116      --     313     240     105     219       993
90% plus.....................................       135      --      --      60      27      48       270
                                              --------- ------- ------- ------- ------- ------- ---------

Total Commercial Mortgage Loans.............. $     896 $   573 $   984 $   833 $   303 $   267 $   3,856
                                              ========= ======= ======= ======= ======= ======= =========

                                                           Debt Service Coverage Ratio
                                              ------------------------------------------------------
                                                                                              Less    Total
                                               Greater   1.8x to  1.5x to   1.2x to  1.0x to  than   Mortgage
                                              than 2.0x   2.0x     1.8x      1.5x     1.2x    1.0x    Loans
Loan-to-Value Ratio:/(2)/                     ---------- -------- -------- --------- ------- ------- ---------
                                                                       (In Millions)
Agricultural Mortgage Loans/(1)/
0% - 50%..................................... $      185 $     82 $    214 $     410 $   208 $    49 $   1,148
50% - 70%....................................        127       50      193       164     149      39       722
70% - 90%....................................         --       --       --        --      --      --        --
90% plus.....................................         --       --       --        --      --      --        --
                                              ---------- -------- -------- --------- ------- ------- ---------

Total Agricultural Mortgage Loans............ $      312 $    132 $    407 $     574 $   357 $    88 $   1,870
                                              ========== ======== ======== ========= ======= ======= =========

Total Mortgage Loans/(1)/
0% - 50%..................................... $      470 $     82 $    214 $     410 $   244 $    49 $   1,469
50% - 70%....................................        487      623      864       697     284      39     2,994
70% - 90%....................................        116       --      313       240     105     219       993
90% plus.....................................        135       --       --        60      27      48       270
                                              ---------- -------- -------- --------- ------- ------- ---------

Total Mortgage Loans......................... $    1,208 $    705 $  1,391 $   1,407 $   660 $   355 $   5,726
                                              ========== ======== ======== ========= ======= ======= =========

  /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
  /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

   The following table provides information relating to the aging analysis of past due mortgage loans at December 31, 2014 and 2013, respectively.

                    AGE ANALYSIS OF PAST DUE MORTGAGE LOANS

                                                                                                  RECORDED
                                                                                                 INVESTMENT
                                                                                  TOTAL    (GREATER THAN) 90 DAYS
                       30-59    60-89        90 DAYS                            FINANCING           AND
                       DAYS     DAYS    OR (GREATER THAN)   TOTAL    CURRENT   RECEIVABLES        ACCRUING
                      -------- -------- ----------------- --------- ---------- ----------- ----------------------
                                                             (IN MILLIONS)
DECEMBER 31, 2014
-----------------

 Commercial.......... $     -- $     -- $              -- $      -- $    4,415 $     4,415 $                   --
 Agricultural........        1        7                 3        11      2,074       2,085                      3
                      -------- -------- ----------------- --------- ---------- ----------- ----------------------
TOTAL MORTGAGE LOANS. $      1 $      7 $               3 $      11 $    6,489 $     6,500 $                    3
                      ======== ======== ================= ========= ========== =========== ======================
December 31, 2013
-----------------

 Commercial.......... $     -- $     -- $              -- $      -- $    3,856 $     3,856 $                   --
 Agricultural........        5        4                14        23      1,847       1,870                     14
                      -------- -------- ----------------- --------- ---------- ----------- ----------------------
Total Mortgage Loans. $      5 $      4 $              14 $      23 $    5,703 $     5,726 $                   14
                      ======== ======== ================= ========= ========== =========== ======================

   The following table provides information relating to impaired mortgage loans at December 31, 2014 and 2013, respectively.

                            IMPAIRED MORTGAGE LOANS

                                                          UNPAID                   AVERAGE       INTEREST
                                               RECORDED  PRINCIPAL    RELATED      RECORDED       INCOME
                                              INVESTMENT  BALANCE    ALLOWANCE  INVESTMENT/(1)/ RECOGNIZED
                                              ---------- ---------- ----------  --------------  ----------
                                                                     (IN MILLIONS)
DECEMBER 31, 2014:
------------------

With no related allowance recorded:
  Commercial mortgage loans -- other......... $       -- $       -- $       --  $           --  $       --
  Agricultural mortgage loans................         --         --         --              --          --
                                              ---------- ---------- ----------  --------------  ----------
TOTAL........................................ $       -- $       -- $       --  $           --  $       --
                                              ========== ========== ==========  ==============  ==========
With related allowance recorded:
  Commercial mortgage loans -- other......... $      156 $      156 $      (37) $          148  $        2
  Agricultural mortgage loans................         --         --         --              --          --
                                              ---------- ---------- ----------  --------------  ----------
TOTAL........................................ $      156 $      156 $      (37) $          148  $        2
                                              ========== ========== ==========  ==============  ==========

December 31, 2013:
------------------

With no related allowance recorded:
  Commercial mortgage loans -- other......... $       -- $       -- $       --  $           --  $       --
  Agricultural mortgage loans................         --         --         --               1          --
                                              ---------- ---------- ----------  --------------  ----------
Total........................................ $       -- $       -- $       --  $            1  $       --
                                              ========== ========== ==========  ==============  ==========
With related allowance recorded:
  Commercial mortgage loans -- other......... $      135 $      135 $      (42) $          139  $        2
  Agricultural mortgage loans................         --         --         --              --          --
                                              ---------- ---------- ----------  --------------  ----------
Total........................................ $      135 $      135 $      (42) $          139  $        2
                                              ========== ========== ==========  ==============  ==========

  /(1)/Represents a five-quarter average of recorded amortized cost.

   EQUITY REAL ESTATE

   The Insurance Group's investment in equity real estate is through investments in real estate joint ventures.

   EQUITY METHOD INVESTMENTS

   Included in other equity investments are interests in limited partnership interests and investment companies accounted for under the equity method with a total carrying value of $1,490 million and $1,596 million, respectively, at December 31, 2014 and 2013. Included in equity real estate are interests in real estate joint ventures accounted for under the equity method with a total carrying value of $1 million and $6 million, respectively, at December 31, 2014 and 2013. The Company's total equity in net earnings (losses) for these real estate joint ventures and limited partnership interests was $206 million, $206 million and $170 million, respectively, for 2014, 2013 and 2012.

   DERIVATIVES AND OFFSETTING ASSETS AND LIABILITIES

   The Company uses derivatives as part of its overall asset/liability risk management primarily to reduce exposures to equity market and interest rate risks. Derivative hedging strategies are designed to reduce these risks from an economic perspective and are all executed within the framework of a "Derivative Use Plan" approved by the NYSDFS. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, fund performance, market volatility and interest rates. A wide range of derivative contracts are used in these hedging programs, including exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the equity and fixed income markets.

   Derivatives utilized to hedge exposure to Variable Annuities with Guarantee Features

   The Company has issued and continues to offer certain variable annuity products with GMDB, GMIB and GIB features. The Company had previously issued certain variable annuity products with guaranteed withdrawal benefit for life ("GWBL"), guaranteed minimum withdrawal benefit ("GMWB") and guaranteed minimum accumulation benefit ("GMAB") features (collectively, "GWBL and other features"). The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholders' account balances would support. The risk associated with the GMIB feature is that under-performance of the financial markets could result in the present value of GMIB benefits, in the event of annuitization, being higher than what accumulated policyholders' account balances would support, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. The risk associated with the GIB and GWBL and other features is that under-performance of the financial markets could result in the GIB and GWBL and other features' benefits being higher than what accumulated policyholders' account balances would support.

   For GMDB, GMIB, GIB and GWBL and other features, the Company retains certain risks including basis, credit spread and some volatility risk and risk associated with actual versus expected assumptions for mortality, lapse and surrender, withdrawal and contractholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMDB, GMIB, GIB and GWBL and other features that result from financial markets movements. A portion of exposure to realized equity volatility is hedged using equity options and variance swaps and a portion of exposure to credit risk is hedged using total return swaps on fixed income indices. The Company has also purchased reinsurance contracts to mitigate the risks associated with GMDB features and the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company.

   The Company has in place a hedge program to partially protect against declining interest rates with respect to a part of its projected variable annuity sales.

   Derivatives utilized to hedge crediting rate exposure on SCS, SIO, MSO and IUL products/investment options

   The Company hedges crediting rates in the Structured Capital Strategies(R) ("SCS") variable annuity, Structured Investment Option in the EQUI-VEST(R) variable annuity series ("SIO"), Market Stabilizer Option(R) ("MSO") in the variable life insurance products and Indexed Universal Life ("IUL") insurance products. These products permit the contract owner to participate in the performance of an index, ETF or commodity price movement up to a cap for a set period of time. They also contain a protection feature, in which the Company will absorb, up to a certain percentage, the loss of value in an index, ETF or commodity price, which varies by product segment.

   In order to support the returns associated with these features, the Company enters into derivative contracts whose payouts, in combination with fixed income investments, emulate those of the index, ETF or commodity price, subject to caps and buffers.

   Derivatives utilized to hedge risks associated with interest margins on Interest Sensitive Life and Annuity Contracts

   Margins or "spreads" on interest-sensitive life insurance and annuity contracts are affected by interest rate fluctuations as the yield on portfolio investments, primarily fixed maturities, are intended to support required payments under these contracts, including interest rates credited to their policy and contract holders. The Company currently uses interest rate swaptions to reduce the risk associated with minimum guarantees on these interest-sensitive contracts.

   Derivatives utilized to hedge equity market risks associated with the General Account's investments in Separate Accounts

   The Company's General Account investment in Separate Account equity funds exposes the Company to equity market risk which is partially hedged through equity-index futures contracts to minimize such risk.

   Derivatives utilized for General Account Investment Portfolio

   Beginning in the second quarter of 2013, the Company implemented a strategy in its General Account investment portfolio to replicate the credit exposure of fixed maturity securities otherwise permissible under its investment guidelines through the sale of credit default swaps ("CDS"). Under the terms of these swaps, the Company receives quarterly fixed premiums that, together with any initial amount paid or received at trade inception, replicate the credit spread otherwise currently obtainable by purchasing the referenced entity's bonds of similar maturity. These credit derivatives have remaining terms of five years or less and are recorded at fair value with changes in fair value, including the yield component that emerges from initial amounts paid or received, reported in Net investment income (loss). The Company manages its credit exposure taking into consideration both cash and derivatives based positions and selects the reference entities in its replicated credit exposures in a manner consistent with its selection of fixed maturities. In addition, the Company has transacted the sale of CDSs exclusively in single name reference entities of investment grade credit quality and with counterparties subject to collateral posting requirements. If there is an event of default by the reference entity or other such credit event as defined under the terms of the swap contract, the Company is obligated to perform under the credit derivative and, at the counterparty's option, either pay the referenced amount of the contract less an auction-determined recovery amount or pay the referenced amount of the contract and receive in return the defaulted or similar security of the reference entity for recovery by sale at the contract settlement auction. To date, there have been no events of default or circumstances indicative of a deterioration in the credit quality of the named referenced entities to require or suggest that the Company will have to perform under these CDSs. The maximum potential amount of future payments the Company could be required to make under these credit derivatives is limited to the par value of the referenced securities which is the dollar-equivalent of the derivative notional amount. The Standard North American CDS Contract ("SNAC") under which the Company executes these CDS sales transactions does not contain recourse provisions for recovery of amounts paid under the credit derivative.

   Periodically, the Company purchases 30-year, Treasury Inflation Protected Securities ("TIPS") as General Account investments, and simultaneously enters into asset swap contracts ("ASW"), to result in payment of the variable principal at maturity and semi-annual coupons of the TIPS to the swap counterparty (pay variable) in return for fixed amounts (receive fixed). These ASWs, when considered in combination with the TIPS, together result in a net position that is intended to replicate a fixed-coupon cash bond with a yield higher than a term-equivalent U.S. Treasury bond.

   In third quarter of 2014, the Company implemented a strategy to hedge a portion of the credit exposure in its General Account investment portfolio by buying protection through a swap. These are swaps on the "super senior tranche" of the investment grade credit default swap index ("CDX index"). Under the terms of these swaps, the Company pays quarterly fixed premiums that, together with any initial amount paid or received at trade inception, serve as premiums paid to hedge the risk arising from multiple defaults of bonds referenced in the CDX index. These credit derivatives have remaining terms of five years or less and are recorded at fair value with changes in fair value, including the yield component that emerges from initial amounts paid or received, reported in Net investment income (loss) from derivative instruments.

   The tables below present quantitative disclosures about the Company's derivative instruments, including those embedded in other contracts required to be accounted for as derivative instruments.

                      DERIVATIVE INSTRUMENTS BY CATEGORY
                  AT OR FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                      FAIR VALUE
                                                            ------------------------------
                                                                                           GAINS (LOSSES)
                                                NOTIONAL         ASSET        LIABILITY      REPORTED IN
                                                 AMOUNT       DERIVATIVES    DERIVATIVES   EARNINGS (LOSS)
                                              ------------- --------------- -------------- ---------------
                                                                      (IN MILLIONS)
FREESTANDING DERIVATIVES:
Equity contracts:/(1)/
  Futures.................................... $       5,933 $             1 $            2 $          (522)
  Swaps......................................         1,169              22             15             (88)
  Options....................................         6,896           1,215            742             196
Interest rate contracts:/(1)/
  Floors.....................................         2,100             120             --               9
  Swaps......................................        11,608             605             15           1,507
  Futures....................................        10,647              --             --             459
  Swaptions..................................         4,800              72             --              37
Credit contracts:/(1)/
  Credit default swaps.......................         1,942               9             27               4
Other freestanding contracts:/(1)/
  Foreign currency Contracts.................           149               2             --               3
                                                                                           ---------------
NET INVESTMENT INCOME (LOSS).................                                                        1,605
                                                                                           ---------------

EMBEDDED DERIVATIVES:
GMIB reinsurance contracts...................            --          10,711             --           3,964
GIB and GWBL and other features/(2)/.........            --              --            128            (128)
SCS, SIO, MSO and IUL indexed features/(3)/..            --              --            380            (199)
                                              ------------- --------------- -------------- ---------------

Balances, December 31, 2014.................. $      45,244 $        12,757 $        1,309 $         5,242
                                              ============= =============== ============== ===============

  /(1)/Reported in Other invested assets in the consolidated balance sheets. /(2)/Reported in Future policy benefits and other policyholders' liabilities in the consolidated balance sheets.
  /(3)/SCS and SIO indexed features are reported in Policyholders' account balances; MSO and IUL indexed features are reported in Future policyholders' benefits and other policyholders' liabilities in the consolidated balance sheets.

                      Derivative Instruments by Category
                  At or For the Year Ended December 31, 2013

                                                                   Fair Value
                                                            -------------------------
                                                                                      Gains (Losses)
                                                Notional       Asset      Liability     Reported In
                                                 Amount     Derivatives  Derivatives  Earnings (Loss)
                                              ------------- ------------ ------------ ---------------
                                                                   (In Millions)
Freestanding derivatives:
Equity contracts:/(1)/
  Futures.................................... $       4,935 $         -- $          3 $        (1,434)
  Swaps......................................         1,293           --           51            (316)
  Options....................................         7,506        1,056          593             366
Interest rate contracts:/(1)/
  Floors.....................................         2,400          193           --              (5)
  Swaps......................................         9,823          216          212          (1,010)
  Futures....................................        10,763           --           --            (314)
  Swaptions..................................            --           --           --            (154)
Credit contracts:/(1)/
  Credit default swaps.......................           342           10            1               4
Other freestanding contracts:/(1)/
  Foreign currency contracts.................           112            1            1              (3)
                                                                                      ---------------
Net investment income (loss).................                                                  (2,866)
                                                                                      ---------------

Embedded derivatives:
GMIB reinsurance contracts...................            --        6,746           --          (4,297)
GIB and GWBL and other features/(2)/.........            --           --           --             265
SCS, SIO, MSO and IUL indexed features/(3)/..            --           --          346            (429)
                                              ------------- ------------ ------------ ---------------
Balances, December 31, 2013.................. $      37,174 $      8,222 $      1,207 $        (7,327)
                                              ============= ============ ============ ===============

  /(1)/Reported in Other invested assets in the consolidated balance sheets. /(2)/Reported in Future policy benefits and other policyholders' liabilities in the consolidated balance sheets.
  /(3)/SCS and SIO indexed features are reported in Policyholders' account balances; MSO and IUL indexed features are reported in Future policyholders' benefits and other policyholders' liabilities in the consolidated balance sheets.

   EQUITY-BASED AND TREASURY FUTURES CONTRACTS

   All outstanding equity-based and treasury futures contracts at December 31, 2014 are exchange-traded and net settled daily in cash. At December 31, 2014, the Company had open exchange-traded futures positions on: (i) the S&P 500, Russell 2000, NASDAQ 100 and Emerging Market indices, having initial margin requirements of $229 million, (ii) the 2-year, 5-year and 10-year U.S. Treasury Notes on U.S. Treasury bonds and ultra-long bonds, and on Eurodollars futures, having initial margin requirements of $29 million and
   (iii) the Euro Stoxx, FTSE 100, Topix and European, Australasia, and Far East ("EAFE") indices as well as corresponding currency futures on the Euro/U.S. dollar, Pound/U.S. dollar, and Yen/U.S. dollar, having initial margin requirements of $32 million.

   CREDIT RISK

   Although notional amount is the most commonly used measure of volume in the derivatives market, it is not used as a measure of credit risk. A derivative with positive fair value (a derivative asset) indicates existence of credit risk because the counterparty would owe money to the Company if the contract were closed at the reporting date. Alternatively, a derivative contract with negative fair value (a derivative liability) indicates the Company would owe money to the counterparty if the contract were closed at the reporting date. To reduce credit exposures in OTC derivative transactions the Company generally enters into master agreements that provide for a netting of financial exposures with the counterparty and allow for collateral arrangements as further described below under "ISDA Master Agreements." The Company further controls and minimizes its counterparty exposure through a credit appraisal and approval process.

   ISDA MASTER AGREEMENTS

   NETTING PROVISIONS. The standardized "ISDA Master Agreement" under which the Company conducts its OTC derivative transactions includes provisions for payment netting. In the normal course of business activities, if there is more than one derivative transaction with a single counterparty, the Company will set-off the cash flows of those derivatives into a single amount to be exchanged in settlement of the resulting net payable or receivable with that counterparty. In the event of default, insolvency, or other similar event pre-defined under the ISDA Master Agreement that would result in termination of OTC derivatives transactions before their maturity, netting procedures would be applied to calculate a single net payable or receivable with the counterparty.

   COLLATERAL ARRANGEMENTS. The Company generally has executed a Credit Support Annex ("CSA") under the ISDA Master Agreement it maintains with each of its OTC derivative counterparties that requires both posting and accepting collateral either in the form of cash or high-quality securities, such as U.S. Treasury securities or those issued by government agencies. These CSAs are bilateral agreements that require collateral postings by the party "out-of-the-money" or in a net derivative liability position. Various thresholds for the amount and timing of collateralization of net liability positions are applicable. Consequently, the credit exposure of the Company's OTC derivative contracts is limited to the net positive estimated fair value of those contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to CSAs. Derivatives are recognized at fair value in the consolidated balance sheets and are reported either as assets in Other invested assets or as liabilities in Other liabilities, except for embedded insurance-related derivatives as described above and derivatives transacted with a related counterparty. The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related CSA have been executed.

   At December 31, 2014 and 2013, respectively, the Company held $1,225 million and $607 million in cash and securities collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. This unrestricted cash collateral is reported in Cash and cash equivalents, and the obligation to return it is reported in Other liabilities in the consolidated balance sheets. The aggregate fair value of all collateralized derivative transactions that were in a liability position at December 31, 2014 and 2013, respectively, were $28 million and $42 million, for which the Company posted collateral of $36 million and $35 million at December 31, 2014 and 2013, respectively, in the normal operation of its collateral arrangements. Certain of the Company's ISDA Master Agreements contain contingent provisions that permit the counterparty to terminate the ISDA Master Agreement if the Company's credit rating falls below a specified threshold, however, the occurrence of such credit event would not impose additional collateral requirements.

   SECURITIES REPURCHASE AND REVERSE REPURCHASE TRANSACTIONS

   Securities repurchase and reverse repurchase transactions are conducted by the Company under a standardized securities industry master agreement, amended to suit the specificities of each respective counterparty. These agreements generally provide detail as to the nature of the transaction, including provisions for payment netting, establish parameters concerning the ownership and custody of the collateral securities, including the right to substitute collateral during the term of the agreement, and provide for remedies in the event of default by either party. Amounts due to/from the same counterparty under these arrangements generally would be netted in the event of default and subject to rights of set-off in bankruptcy. The Company's securities repurchase and reverse repurchase agreements are accounted for as secured borrowing or lending arrangements and are reported in the consolidated balance sheets on a gross basis as Broker-dealer related payables or receivables. The Company obtains or posts collateral generally in the form of cash, U.S. Treasury, or U.S. government and government agency securities in an amount equal to 102%-105% of the fair value of the securities to be repurchased or resold and monitors their market values on a daily basis with additional collateral posted or obtained as necessary. Securities to be repurchased or resold are the same, or substantially the same, as those initially transacted under the arrangement. At December 31, 2014, the balance outstanding under securities repurchase and reverse repurchase transaction was $950 million. The Company utilized the funds received from these repurchase agreements to extend the duration of the assets within General Account investment portfolio. For other instruments used to extend the duration of the General Account investment portfolio see "Policyholders' Account Balances and Future Policy Benefits" included in
   Note 2.

   The following table presents information about the Insurance Segment's offsetting of financial assets and liabilities and derivative instruments at December 31, 2014.

   OFFSETTING OF FINANCIAL ASSETS AND LIABILITIES AND DERIVATIVE INSTRUMENTS
                             AT DECEMBER 31, 2014

                                                               GROSS
                                                 GROSS        AMOUNTS       NET AMOUNTS
                                                AMOUNTS    OFFSET IN THE  PRESENTED IN THE
                                               RECOGNIZED  BALANCE SHEETS  BALANCE SHEETS
                                              ------------ -------------- ----------------
                                                              (IN MILLIONS)
ASSETS/(1)/
DESCRIPTION
Derivatives:
Equity contracts............................. $      1,236 $          753 $            483
Interest rate contracts......................          755             12              743
Credit contracts.............................            7             27              (20)
                                              ------------ -------------- ----------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................        1,998            792            1,206
Total Derivatives, not subject to an ISDA
  Master Agreement...........................           40             --               40
                                              ------------ -------------- ----------------
  Total Derivatives..........................        2,038            792            1,246
Other financial instruments..................          732             --              732
                                              ------------ -------------- ----------------
  Other invested assets...................... $      2,770 $          792 $          1,978
                                              ============ ============== ================
LIABILITIES/(2)/
DESCRIPTION
Derivatives:
Equity contracts............................. $        753 $          753 $             --
Interest rate contracts......................           12             12               --
Credit contracts.............................           27             27               --
                                              ------------ -------------- ----------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................          792            792               --
Total Derivatives, not subject to an ISDA
  Master Agreement...........................           --             --               --
                                              ------------ -------------- ----------------
  Total Derivatives..........................          792            792               --
Other financial liabilities..................        2,939             --            2,939
                                              ------------ -------------- ----------------
  Other liabilities.......................... $      3,731 $          792 $          2,939
                                              ============ ============== ================
Repurchase agreements........................          950             --              950
Other broker-dealer related payables.........          551             --              551
                                              ------------ -------------- ----------------
  Broker-dealer related payables............. $      1,501 $           -- $          1,501
                                              ============ ============== ================

  /(1)/Excludes Investment Management segment's $8 million net derivative assets and $158 million of securities borrowed.
  /(2)/Excludes Investment Management segment's $9 million net derivative liability and $34 million of securities loaned.

   The following table presents information about the Insurance segment's gross collateral amounts that are not offset in the consolidated balance sheets at December 31, 2014.

    GROSS COLLATERAL AMOUNTS NOT OFFSET IN THE CONSOLIDATED BALANCE SHEETS
                             AT DECEMBER 31, 2014

                                                                  COLLATERAL (RECEIVED)/HELD
                                                NET AMOUNTS     -----------------------------
                                              PRESENTED IN THE     FINANCIAL                        NET
                                               BALANCE SHEETS     INSTRUMENTS        CASH         AMOUNTS
                                              ----------------- --------------  -------------  --------------

                                                                       (IN MILLIONS)
ASSETS
Counterparty A............................... $              62 $           --  $         (62) $           --
Counterparty B...............................               102             --            (95)              7
Counterparty C...............................               111             --           (110)              1
Counterparty D...............................               228             --           (224)              4
Counterparty E...............................                60             --            (59)              1
Counterparty F...............................                63             --            (60)              3
Counterparty G...............................               145           (145)            --              --
Counterparty H...............................                31            (31)            --              --
Counterparty I...............................               136             --           (134)              2
Counterparty J...............................                28             --            (22)              6
Counterparty K...............................                44             --            (44)             --
Counterparty L...............................               113           (113)            --              --
Counterparty M...............................                76             --            (68)              8
Counterparty N...............................                40             --             --              40
Counterparty Q...............................                 4             --             (4)             --
Counterparty T...............................                 3             --             (3)             --
                                              ----------------- --------------  -------------  --------------
  Total Derivatives.......................... $           1,246 $         (289) $        (885) $           72
Other financial instruments..................               732             --             --             732
                                              ----------------- --------------  -------------  --------------
  OTHER INVESTED ASSETS...................... $           1,978 $         (289) $        (885) $          804
                                              ================= ==============  =============  ==============

LIABILITIES
Counterparty D............................... $             450 $         (450) $          --  $           --
Counterparty C...............................               500           (500)            --              --
Other Broker-dealer related payables.........               551             --             --             551
                                              ----------------- --------------  -------------  --------------
  BROKER-DEALER RELATED PAYABLES............. $           1,501 $         (950) $          --  $          551
                                              ================= ==============  =============  ==============

   The following table presents information about the Insurance segment's offsetting of financial assets and liabilities and derivative instruments at December 31, 2013.

   Offsetting of Financial Assets and Liabilities and Derivative Instruments
                             At December 31, 2013

                                                                 Gross
                                                  Gross         Amounts       Net Amounts
                                                 Amounts     Offset in the  Presented in the
                                                Recognized   Balance Sheets  Balance Sheets
                                              -------------- -------------- ----------------
                                                              (In Millions)
ASSETS/(1)/
Description
Derivatives:
Equity contracts............................. $        1,056 $          642 $            414
Interest rate contracts......................            344            211              133
Credit contracts.............................              9             --                9
  Total Derivatives, subject to an ISDA
   Master Agreement..........................          1,409            853              556
Total Derivatives, not subject to an ISDA
  Master Agreement...........................             64             --               64
                                              -------------- -------------- ----------------
  Total Derivatives..........................          1,473            853              620
Other financial instruments..................            733             --              733
                                              -------------- -------------- ----------------
  Other invested assets...................... $        2,206 $          853 $          1,353
                                              ============== ============== ================
LIABILITIES/(2)/
Description
Derivatives:
Equity contracts............................. $          642 $          642 $             --
Interest rate contracts......................            211            211               --
  Total Derivatives, subject to an ISDA
   Master Agreement..........................            853            853               --
Total Derivatives, not subject to an ISDA
  Master Agreement...........................             --             --               --
                                              -------------- -------------- ----------------
  Total Derivatives..........................            853            853               --
Other financial liabilities..................          2,653             --            2,653
                                              -------------- -------------- ----------------
  Other liabilities.......................... $        3,506 $          853 $          2,653
                                              ============== ============== ================

  /(1)/Excludes Investment Management segment's $3 million net derivative assets and $84 million of securities borrowed.
  /(2)/Excludes Investment Management segment's $8 million net derivative liability and $65 million of securities loaned.

   The following table presents information about the Insurance segment's gross collateral amounts that are not offset in the consolidated balance sheets at December 31, 2013.

    Gross Collateral Amounts Not Offset in the Consolidated Balance Sheets
                             At December 31, 2013

                                                                         Collateral (Received)/Held
                                                    Net Amounts         ----------------------------
                                              Presented in the Balance    Financial                        Net
                                                       Sheets            Instruments        Cash         Amounts
                                              ------------------------  -------------  -------------  --------------
                                                                          (In Millions)
Counterparty A............................... $                     46  $          --  $         (46) $           --
Counterparty B...............................                       17             --            (17)             --
Counterparty C...............................                       28             --            (28)             --
Counterparty D...............................                      175             --           (175)             --
Counterparty E...............................                       47             --            (47)             --
Counterparty F...............................                      (28)            --             28              --
Counterparty G...............................                      134           (134)            --              --
Counterparty H...............................                        4             --             (4)             --
Counterparty I...............................                       (2)            --              2              --
Counterparty J...............................                      (12)            --             12              --
Counterparty K...............................                       41             --            (38)              3
Counterparty L...............................                       72             --            (69)              3
Counterparty M...............................                       30             --            (30)             --
Counterparty N...............................                       64             --             --              64
Counterparty Q...............................                        4             --             (4)             --
                                              ------------------------  -------------  -------------  --------------
  Total Derivatives.......................... $                    620  $        (134) $        (416) $           70
Other financial instruments..................                      733             --             --             733
                                              ------------------------  -------------  -------------  --------------
  Other invested assets...................... $                  1,353  $        (134) $        (416) $          803
                                              ========================  =============  =============  ==============

   NET INVESTMENT INCOME (LOSS)

   The following table breaks out Net investment income (loss) by asset category:

                                                          2014        2013        2012
                                                       ----------  ----------  ----------
                                                                  (IN MILLIONS)

Fixed maturities...................................... $    1,431  $    1,462  $    1,529
Mortgage loans on real estate.........................        306         284         264
Equity real estate....................................          1           1          14
Other equity investments..............................        202         234         189
Policy loans..........................................        216         219         226
Short-term investments................................          1           1          15
Derivative investments................................      1,605      (2,866)       (978)
Broker-dealer related receivables.....................         15          14          14
Trading securities....................................         61          48          85
Other investment income...............................         32          34          33
                                                       ----------  ----------  ----------
Gross investment income (loss)........................      3,870        (569)      1,391
Investment expenses...................................        (53)        (57)        (50)
Interest expense......................................         (2)         (3)         (3)
                                                       ----------  ----------  ----------
Net Investment Income (Loss).......................... $    3,815  $     (629) $    1,338
                                                       ==========  ==========  ==========

   For 2014, 2013 and 2012, respectively, Net investment income (loss) from derivatives included $899 million, $(2,829) million and $(232) million of realized gains (losses) on contracts closed during those periods and $706 million, $(37) million and $(746) million of unrealized gains (losses) on derivative positions at each respective year end.

   INVESTMENT GAINS (LOSSES), NET

   Investment gains (losses), net including changes in the valuation allowances and OTTI are as follows:

                                                          2014        2013        2012
                                                       ----------  ----------  ----------
                                                                  (IN MILLIONS)

Fixed maturities...................................... $      (54) $      (75) $      (89)
Mortgage loans on real estate.........................         (3)         (7)         (7)
Other equity investments..............................         (2)        (17)        (13)
Other.................................................          1          --          12
                                                       ----------  ----------  ----------
Investment Gains (Losses), Net........................ $      (58) $      (99) $      (97)
                                                       ==========  ==========  ==========

   For 2014, 2013 and 2012, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances totaled $5 million, $8 million and $6 million.

4) GOODWILL AND OTHER INTANGIBLE ASSETS

   The carrying value of goodwill related to AllianceBernstein totaled $3,562 million and $3,504 million at December 31, 2014 and 2013, respectively. The Company annually tests this goodwill for recoverability at December 31, first by comparing the fair value of its investment in AllianceBernstein, the reporting unit, to its carrying value and further by measuring the amount of impairment loss only if the result indicates a potential impairment. The Company also assesses this goodwill for recoverability at each interim reporting period in consideration of facts and circumstances that may indicate a shortfall of the fair value of its investment in AllianceBernstein as compared to its carrying value and thereby require re-performance of its annual impairment testing.

   The Company primarily uses a discounted cash flow valuation technique to measure the fair value of its investment in AllianceBernstein for purpose of goodwill impairment testing. The cash flows used in this technique are sourced from AllianceBernstein's current business plan and projected thereafter over the estimated life of the goodwill asset by applying an annual growth rate assumption. The present value amount that results from discounting these expected cash flows is then adjusted to reflect the noncontrolling interest in AllianceBernstein as well as taxes incurred at the Company level in order to determine the fair value of its investment in AllianceBernstein. At December 31, 2014 and 2013, the Company determined that goodwill was not impaired as the fair value of its investment in AllianceBernstein exceeded its carrying value at each respective date. Similarly, no impairments resulted from the Company's interim assessments of goodwill recoverability during the periods then ended.

   The gross carrying amount of AllianceBernstein related intangible assets was $610 million and $583 million at December 31, 2014 and 2013, respectively and the accumulated amortization of these intangible assets was $411 million and $384 million at December 31, 2014 and 2013, respectively. Amortization expense related to the AllianceBernstein intangible assets totaled $27 million, $24 million and $24 million for 2014, 2013 and 2012, respectively, and estimated amortization expense for each of the next five years is expected to be approximately $28 million.

   At December 31, 2014 and 2013, respectively, net deferred sales commissions totaled $118 million and $71 million and are included within the Investment Management segment's Other assets. The estimated amortization expense of deferred sales commissions, based on the December 31, 2014 net asset balance for each of the next five years is $43 million, $35 million, $27 million, $13 million and $0 million. AllianceBernstein tests the deferred sales commission asset for impairment quarterly by comparing undiscounted future cash flows to the recorded value, net of accumulated amortization. Each quarter, significant assumptions used to estimate the future cash flows are updated to reflect management's consideration of current market conditions on expectations made with respect to future market levels and redemption rates. As of December 31, 2014, AllianceBernstein determined that the deferred sales commission asset was not impaired.

   On June 20, 2014, AllianceBernstein acquired an approximate 82% ownership interest in CPH Capital Fondsmaeglerselskab A/S ("CPH"), a Danish asset management firm that managed approximately $3,000 million in global core equity assets for institutional investors, for a cash payment of $64 million and a contingent consideration payable of $9 million. The excess of the purchase price over the fair value of identifiable assets acquired resulted in the recognition of $58 million of goodwill. AllianceBernstein recorded $24 million of definite-lived intangible assets relating to separately-managed account relationships and $4 million of indefinite-lived intangible assets relating to an acquired fund's investment contract. AllianceBernstein also recorded redeemable non-controlling interest of $17 million relating to the fair value of the portion of CPH AllianceBernstein does not own.

   On December 12, 2013, AllianceBernstein acquired W.P. Stewart & Co., Ltd. ("WPS"), an equity investment manager that, as of December 31, 2013, managed approximately $2,000 million in U.S., Global and EAFE concentrated growth equity strategies for clients, primarily in the U.S. and Europe. On the acquisition date, AllianceBernstein made a cash payment of $12 per share for the approximate 4.9 million WPS shares outstanding and issued to WPS shareholders transferable Contingent Value Rights ("CVRs") entitling the holders to an additional $4 per share if the assets under management in the acquired WPS investment services reach $5,000 million on or before the third anniversary of the acquisition date. The excess of the purchase price over the fair value of identifiable assets acquired resulted in the recognition of $32 million of goodwill. AllianceBernstein also recorded $8 million of indefinite-lived intangible assets relating to the acquired fund's investment contracts and $14 million of definite-lived intangible assets relating to separately managed account relationships. As of the acquisition date, AllianceBernstein recorded a contingent consideration payable of $17 million in regard to the CVRs.

   Capitalized Software

   Capitalized software, net of accumulated amortization, amounted to $163 million and $163 million at December 31, 2014 and 2013, respectively. Amortization of capitalized software in 2014, 2013 and 2012 were $50 million, $119 million (including $45 million of accelerated amortization) and $77 million, respectively.

5) CLOSED BLOCK

   Summarized financial information for the AXA Equitable Closed Block is as follows:

                                                                                     DECEMBER 31,
                                                                              ---------------------------
                                                                                  2014          2013
                                                                              ------------ --------------
                                                                                     (IN MILLIONS)
CLOSED BLOCK LIABILITIES:
Future policy benefits, policyholders' account balances and other............ $      7,537 $        7,716
Policyholder dividend obligation.............................................          201            128
Other liabilities............................................................          117            144
                                                                              ------------ --------------
Total Closed Block liabilities............................................... $      7,855 $        7,988
                                                                              ------------ --------------
ASSETS DESIGNATED TO THE CLOSED BLOCK:
Fixed maturities, available for sale, at fair value (amortized cost of $4,829
   and $4,987)............................................................... $      5,143 $        5,232
Mortgage loans on real estate................................................        1,407          1,343
Policy loans.................................................................          912            949
Cash and other invested assets...............................................           14             48
Other assets.................................................................          176            186
                                                                              ------------ --------------
Total assets designated to the Closed Block..................................        7,652          7,758
                                                                              ------------ --------------
Excess of Closed Block liabilities over assets designated to the
  Closed Block...............................................................          203            230
Amounts included in accumulated other comprehensive
  income (loss):
  Net unrealized investment gains (losses), net of deferred
   income tax (expense) benefit of $(43) and $(45) and
   policyholder dividend obligation of $(201) and $(128).....................           80             83
                                                                              ------------ --------------
Maximum Future Earnings To Be Recognized From Closed Block
  Assets and Liabilities..................................................... $        283 $          313
                                                                              ============ ==============

   AXA Equitable's Closed Block revenues and expenses follow:

                                                                2014        2013        2012
                                                             ----------  ----------  ----------
                                                                        (IN MILLIONS)
REVENUES:
Premiums and other income................................... $      273  $      286  $      316
Investment income (loss)....................................        378         402         420
Net investment gains (losses)...............................         (4)        (11)         (9)
                                                             ----------  ----------  ----------
Total revenues..............................................        647         677         727
                                                             ----------  ----------  ----------

BENEFITS AND OTHER DEDUCTIONS:
Policyholders' benefits and dividends.......................        597         637         724
Other operating costs and expenses..........................          4           1          --
                                                             ----------  ----------  ----------
Total benefits and other deductions.........................        601         638         724
                                                             ----------  ----------  ----------
Net revenues, before income taxes...........................         46          39           3
Income tax (expense) benefit................................        (16)        (14)         (1)
                                                             ----------  ----------  ----------
Net Revenues (Losses)....................................... $       30  $       25  $        2
                                                             ==========  ==========  ==========

   A reconciliation of AXA Equitable's policyholder dividend obligation follows:

                                                             DECEMBER 31,
                                                        ---------------------
                                                           2014       2013
                                                        ---------- ----------
                                                            (IN MILLIONS)

Balances, beginning of year............................ $      128 $      373
Unrealized investment gains (losses)...................         73       (245)
                                                        ---------- ----------
Balances, End of year.................................. $      201 $      128
                                                        ========== ==========

6) CONTRACTHOLDER BONUS INTEREST CREDITS

   Changes in the deferred asset for contractholder bonus interest credits are as follows:

                                                                       DECEMBER 31,
                                                                  ----------------------
                                                                     2014        2013
                                                                  ----------  ----------
                                                                       (IN MILLIONS)

Balance, beginning of year....................................... $      518  $      621
Contractholder bonus interest
   credits deferred..............................................         15          18
Amortization charged to income...................................       (150)       (121)
                                                                  ----------  ----------
Balance, End of Year............................................. $      383  $      518
                                                                  ==========  ==========

7) FAIR VALUE DISCLOSURES

   Assets and liabilities measured at fair value on a recurring basis are summarized below. Fair value measurements also are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an OTTI or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. At December 31, 2014 and 2013, no assets were required to be measured at fair value on a non-recurring basis.

                 FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2014

                                                   LEVEL 1        LEVEL 2        LEVEL 3        TOTAL
                                               --------------  -------------  ------------- ------------
                                                                     (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities, available-for-sale:
   Corporate.................................. $           --  $      21,840  $         380 $     22,220
   U.S. Treasury, government and agency.......             --          7,331             --        7,331
   States and political subdivisions..........             --            472             47          519
   Foreign governments........................             --            446             --          446
   Commercial mortgage-backed.................             --             20            715          735
   Residential mortgage-backed/(1)/...........             --            793              2          795
   Asset-backed/(2)/..........................             --             46             53           99
   Redeemable preferred stock.................            254            635             --          889
                                               --------------  -------------  ------------- ------------
     Subtotal.................................            254         31,583          1,197       33,034
                                               --------------  -------------  ------------- ------------
  Other equity investments....................            217             --             61          278
  Trading securities..........................            710          4,433             --        5,143
  Other invested assets:
   Short-term investments.....................             --            103             --          103
   Swaps......................................             --            597             --          597
   Credit Default Swaps.......................             --            (18)            --          (18)
   Futures....................................             (2)            --             --           (2)
   Options....................................             --            473             --          473
   Floors.....................................             --            120             --          120
   Currency Contracts.........................             --              1             --            1
   Swaptions..................................             --             72             --           72
                                               --------------  -------------  ------------- ------------
     Subtotal.................................             (2)         1,348             --        1,346
                                               --------------  -------------  ------------- ------------
Cash equivalents..............................          2,725             --             --        2,725
Segregated securities.........................             --            476             --          476
GMIB reinsurance contracts....................             --             --         10,711       10,711
Separate Accounts' assets.....................        107,539          3,072            260      110,871
                                               --------------  -------------  ------------- ------------
   Total Assets............................... $      111,443  $      40,912  $      12,229 $    164,584
                                               ==============  =============  ============= ============

                 FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2014

                                                 LEVEL 1      LEVEL 2      LEVEL 3       TOTAL
                                              ------------- ------------ ------------ ------------
                                                                 (IN MILLIONS)
LIABILITIES
GWBL and other features' liability........... $          -- $         -- $        128 $        128
SCS, SIO, MSO and IUL indexed
   features' liability.......................            --          380           --          380
                                              ------------- ------------ ------------ ------------
   Total Liabilities......................... $          -- $        380 $        128 $        508
                                              ============= ============ ============ ============

  /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

                 Fair Value Measurements at December 31, 2013

                                                 Level 1    Level 2   Level 3     Total
                                               ----------  ---------  -------- ----------
                                                              (In Millions)
Assets
Investments:
  Fixed maturities, available-for-sale:
   Corporate.................................. $       --  $  22,400  $    291 $   22,691
   U.S. Treasury, government and agency.......         --      3,129        --      3,129
   States and political subdivisions..........         --        431        46        477
   Foreign governments........................         --        433        --        433
   Commercial mortgage-backed.................         --         16       700        716
   Residential mortgage-backed/(1)/...........         --        943         4        947
   Asset-backed/(2)/..........................         --         56        83        139
   Redeemable preferred stock.................        216        656        15        887
                                               ----------  ---------  -------- ----------
     Subtotal.................................        216     28,064     1,139     29,419
                                               ----------  ---------  -------- ----------
  Other equity investments....................        233          9        52        294
  Trading securities..........................        529      3,692        --      4,221
  Other invested assets:
   Short-term investments.....................         --         99        --         99
   Swaps......................................         --        (45)       --        (45)
   Credit Default Swaps.......................         --          9        --          9
   Futures....................................         (2)        --        --         (2)
   Options....................................         --        463        --        463
   Floors.....................................         --        193        --        193
                                               ----------  ---------  -------- ----------
     Subtotal.................................         (2)       719        --        717
                                               ----------  ---------  -------- ----------
Cash equivalents..............................      1,310         --        --      1,310
Segregated securities.........................         --        981        --        981
GMIB reinsurance contracts....................         --         --     6,747      6,747
Separate Accounts' assets.....................    105,579      2,948       237    108,764
                                               ----------  ---------  -------- ----------
   Total Assets............................... $  107,865  $  36,413  $  8,175 $  152,453
                                               ==========  =========  ======== ==========

Liabilities
GWBL and other features' liability............ $       --  $      --  $     -- $       --
SCS, SIO, MSO and IUL indexed
   features' liability........................         --        346        --        346
                                               ----------  ---------  -------- ----------
   Total Liabilities.......................... $       --  $     346  $     -- $      346
                                               ==========  =========  ======== ==========

  /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

   At December 31, 2014 and 2013, respectively, the fair value of public fixed maturities is approximately $24,779 million and $21,671 million or approximately 16.2% and 15.0% of the Company's total assets measured at fair value on a recurring basis (excluding GMIB reinsurance contracts and segregated securities measured at fair value on a recurring basis). The fair values of the Company's public fixed maturity securities are generally based on prices obtained from independent valuation service providers and for which the Company maintains a vendor hierarchy by asset type based on historical pricing experience and vendor expertise. Although each security generally is priced by multiple independent valuation service providers, the Company ultimately uses the price received from the independent valuation service provider highest in the vendor hierarchy based on the respective asset type, with limited exception. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades. Consistent with the fair value hierarchy, public fixed maturity securities validated in this manner generally are reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from independent valuation service providers is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process in accordance with the terms of the respective independent valuation service provider agreement. If, as a result, it is determined that the independent valuation service provider is able to reprice the security in a manner agreed as more consistent with current market observations, the security remains within Level 2. Alternatively, a Level 3 classification may result if the pricing information then is sourced from another vendor, non-binding broker quotes, or internally-developed valuations for which the Company's own assumptions about market-participant inputs would be used in pricing the security.

   At December 31, 2014 and 2013, respectively, the fair value of private fixed maturities is approximately $8,255 million and $7,748 million or approximately 5.4% and 5.4% of the Company's total assets measured at fair value on a recurring basis. The fair values of the Company's private fixed maturities are determined from prices obtained from independent valuation service providers. Prices not obtained from an independent valuation service provider are determined by using a discounted cash flow model or a market comparable company valuation technique. In certain cases, these models use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model or a market comparable company valuation technique may also incorporate unobservable inputs, which reflect the Company's own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the fair value measurement of a security, a Level 3 classification generally is made.

   As disclosed in Note 3, at December 31, 2014 and 2013, respectively, the net fair value of freestanding derivative positions is approximately $1,243 million and $617 million or approximately 92.3% and 86.1% of Other invested assets measured at fair value on a recurring basis. The fair values of the Company's derivative positions are generally based on prices obtained either from independent valuation service providers or derived by applying market inputs from recognized vendors into industry standard pricing models. The majority of these derivative contracts are traded in the Over-The-Counter ("OTC") derivative market and are classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves, including overnight index swap ("OIS") curves, and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable. If the pricing information received from independent valuation service providers is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process in accordance with the terms of the respective independent valuation service provider agreement. If as a result it is determined that the independent valuation service provider is able to reprice the derivative instrument in a manner agreed as more consistent with current market observations, the position remains within Level 2. Alternatively, a Level 3 classification may result if the pricing information then is sourced from another vendor, non-binding broker quotes, or internally-developed valuations for which the Company's own assumptions about market-participant inputs would be used in pricing the security.

   The credit risk of the counterparty and of the Company are considered in determining the fair values of all OTC derivative asset and liability positions, respectively, after taking into account the effects of master netting agreements and collateral arrangements. Each reporting period, the Company values its derivative positions using the standard swap curve and evaluates whether to adjust the embedded credit spread to reflect changes in counterparty or its own credit standing. As a result, the Company reduced the fair value of its OTC derivative asset exposures by $0.1 million and $0.4 million at December 31, 2014 and 2013, respectively, to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the non-performance risk of the Company for purpose of determining the fair value of its OTC liability positions at December 31, 2014.

   At December 31, 2014 and 2013, respectively, investments classified as Level 1 comprise approximately 72.7% and 74.5% of assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, trading securities, cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

   At December 31, 2014 and 2013, respectively, investments classified as Level 2 comprise approximately 26.4% and 24.5% of assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as public and private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. Segregated securities classified as Level 2 are U.S. Treasury Bills segregated by AllianceBernstein in a special reserve bank custody account for the exclusive benefit of brokerage customers, as required by Rule 15c3-3 of the Exchange Act and for which fair values are based on quoted yields in secondary markets.

   Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, issuer spreads, benchmark securities and other reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2014 and 2013, respectively, approximately $821 million and $970 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2 for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

   The Company's SCS and EQUI-VEST variable annuity products, the IUL product, and in the MSO fund available in some life contracts offer investment options which permit the contract owner to participate in the performance of an index, ETF or commodity price. These investment options, which depending on the product and on the index selected can currently have 1, 3, or 5 year terms, provide for participation in the performance of specified indices, ETFs or commodity price movement up to a segment-specific declared maximum rate. Under certain conditions that vary by product, e.g. holding these segments for the full term, these segments also shield policyholders from some or all negative investment performance associated with these indices, ETFs or commodity prices. These investment options have defined formulaic liability amounts, and the current values of the option component of these segment reserves are accounted for as Level 2 embedded derivatives. The fair values of these embedded derivatives are based on prices obtained from independent valuation service providers.

   At December 31, 2014 and 2013, respectively, investments classified as Level 3 comprise approximately 1.0% and 1.0% of assets measured at fair value on a recurring basis and primarily include commercial mortgage-backed securities ("CMBS") and corporate debt securities, such as private fixed maturities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2014 and 2013, respectively, were approximately $135 million and $150 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. The Company applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $770 million and $787 million of mortgage- and asset-backed securities, including CMBS, are classified as Level 3 at December 31, 2014 and 2013, respectively. The Company utilizes prices obtained from an independent valuation service vendor to measure fair value of CMBS securities.

   The Company also issues certain benefits on its variable annuity products that are accounted for as derivatives and are also considered Level 3. The GMWB feature allows the policyholder to withdraw at minimum, over the life of the contract, an amount based on the contract's benefit base. The GWBL feature allows the policyholder to withdraw, each year for the life of the contract, a specified annual percentage of an amount based on the contract's benefit base. The GMAB feature increases the contract account value at the end of a specified period to a GMAB base. The GIB feature provides a lifetime annuity based on predetermined annuity purchase rates if and when the contract account value is depleted. This lifetime annuity is based on predetermined annuity purchase rates applied to a GIB base.

   Level 3 also includes the GMIB reinsurance contract asset which is accounted for as derivative contracts. The GMIB reinsurance contract asset's fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while the GIB and GWBL and other features related liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins, attributable to the GIB and GWBL and other features over a range of market-consistent economic scenarios. The valuations of both the GMIB reinsurance contract asset and GIB and GWBL and other features' liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Account funds. The credit risks of the counterparty and of the Company are considered in determining the fair values of its GMIB reinsurance contract asset and GIB and GWBL and other features' liability positions, respectively, after taking into account the effects of collateral arrangements. Incremental adjustment to the swap curve, adjusted for non-performance risk, is made to the resulting fair values of the GMIB reinsurance contract asset to reflect change in the claims-paying ratings of counterparties to the reinsurance treaties. After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB reinsurance contract asset by $147 million and $133 million at December 31, 2014 and 2013, respectively, to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to reflect a level of general swap market counterparty risk; therefore, no adjustment was made for purpose of determining the fair value of the GIB and GWBL and other features' liability embedded derivative at December 31, 2014. Equity and fixed income volatilities were modeled to reflect the current market volatility.

   In second quarter 2014, the Company refined the fair value calculation of the GMIB reinsurance contract asset and GWBL, GIB and GMAB liabilities, utilizing scenarios that explicitly reflect risk free bond and equity components separately (previously aggregated and including counterparty risk premium embedded in swap rates) and stochastic interest rates for projecting and discounting cash flows (previously a single yield curve). The net impacts of these refinements were a $510 million increase to the GMIB reinsurance contract asset and a $37 million increase in the GWBL, GIB and GMAB liability which are reported in the Company's consolidated statements of Earnings (Loss) as Increase (decrease) in the fair value of the reinsurance contract asset and Policyholders' benefits, respectively.

   In 2014, AFS fixed maturities with fair values of $82 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $15 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 0.5% of total equity at December 31, 2014.

   In 2013, AFS fixed maturities with fair values of $37 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $20 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 0.4% of total equity at December 31, 2013. One of the Company's private securities went public and as a result, $20 million was transferred from a Level 3 classification to a Level 1 classification. In 2013, $9 million was transferred from a Level 3 classification to a Level 2 classification due to merger of one of the private securities with a public company that had a trading restriction period at December 31, 2013.

   The table below presents a reconciliation for all Level 3 assets and liabilities at December 31, 2014 and 2013, respectively.

                              LEVEL 3 INSTRUMENTS
                            FAIR VALUE MEASUREMENTS

                                                           STATE AND
                                                           POLITICAL             COMMERCIAL  RESIDENTIAL
                                                             SUB-      FOREIGN   MORTGAGE-    MORTGAGE-    ASSET-
                                                CORPORATE  DIVISIONS    GOVTS      BACKED      BACKED      BACKED
                                                ---------  ---------  --------  -----------  -----------  --------

                                                                           (IN MILLIONS)
BALANCE, JANUARY 1, 2014....................... $     291  $      46  $     --  $       700  $         4  $     83
Total gains (losses), realized and
  unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)..............         2         --        --            2           --        --
     Investment gains (losses), net............         3         --        --          (89)          --        --
                                                ---------  ---------  --------  -----------  -----------  --------
       Subtotal................................         5         --        --          (87)          --        --
                                                ---------  ---------  --------  -----------  -----------  --------
   Other comprehensive income (loss)...........         6          2        --          135           --         7
Purchases......................................       162         --        --           --           --        --
Sales..........................................      (30)        (1)        --         (20)          (2)      (37)
Transfers into Level 3/(1)/....................        15         --        --           --           --        --
Transfers out of Level 3/(1)/..................      (69)         --        --         (13)           --        --
                                                ---------  ---------  --------  -----------  -----------  --------
BALANCE, DECEMBER 31, 2014..................... $     380  $      47  $     --  $       715  $         2  $     53
                                                =========  =========  ========  ===========  ===========  ========

BALANCE, JANUARY 1, 2013....................... $     355  $      50  $     19  $       900  $         9  $    113
Total gains (losses), realized and
  unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)..............         2         --        --           --           --        --
     Investment gains (losses), net............         5         --        --          (68)          --        --
                                                ---------  ---------  --------  -----------  -----------  --------
       Subtotal................................ $       7  $      --  $     --  $       (68) $        --  $     --
                                                ---------  ---------  --------  -----------  -----------  --------
   Other comprehensive income (loss)...........        (1)        (3)       (2)          13           (1)        3
Purchases......................................        70         --        --           31           --        --
Sales..........................................      (150)        (1)      (17)        (160)          (4)      (22)
Transfers into Level 3/(1)/....................        20         --        --           --           --        --
Transfers out of Level 3/(1)/..................       (10)        --        --          (16)          --       (11)
                                                ---------  ---------  --------  -----------  -----------  --------
BALANCE, DECEMBER 31, 2013..................... $     291  $      46  $     --  $       700  $         4  $     83
                                                =========  =========  ========  ===========  ===========  ========

                              Level 3 Instruments
                            Fair Value Measurements

                                                           State and
                                                           Political           Commercial  Residential
                                                             Sub-     Foreign  Mortgage-    Mortgage-   Asset-
                                                Corporate  divisions   Govts     backed      backed     backed
                                                ---------  ---------  -------  ----------  -----------  ------
                                                                         (In Millions)
BALANCE, JANUARY 1, 2012....................... $     432  $      53  $    22  $      902  $        14  $  172
Total gains (losses), realized and unrealized,
  included in:
     Earnings (loss) as:
     Net investment income (loss)..............         2         --       --           2           --      --
     Investment gains (losses), net............         4         --       --        (105)          --      --
                                                ---------  ---------  -------  ----------  -----------  ------
 Subtotal......................................         6         --       --        (103)          --      --
                                                ---------  ---------  -------  ----------  -----------  ------
Other comprehensive income (loss)..............        15         (1)      --         128           --       4
Purchases......................................        --         --       --          --           --      --
Sales..........................................       (47)        (2)      --         (27)          (5)    (25)
Transfers into Level 3/(1)/....................        17         --       --          --           --      --
Transfers out of Level 3/(1)/..................       (68)        --       (3)         --           --     (38)
                                                ---------  ---------  -------  ----------  -----------  ------
BALANCE, DECEMBER 31, 2012..................... $     355  $      50  $    19  $      900  $         9  $  113
                                                =========  =========  =======  ==========  ===========  ======

                                                                                                      GWBL
                                                REDEEMABLE       OTHER          GMIB      SEPARATE  AND OTHER
                                                PREFERRED       EQUITY       REINSURANCE  ACCOUNTS  FEATURES
                                                  STOCK     INVESTMENTS/(2)/    ASSET      ASSETS   LIABILITY
                                                ----------  ---------------  -----------  --------  ---------
                                                                        (IN MILLIONS)
BALANCE, JANUARY 1, 2014....................... $       15  $            52  $     6,747  $    237  $      --
Total gains (losses), realized and
  unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)..............         --                3           --        --         --
     Investment gains (losses), net............         --                1           --        15         --
     Increase (decrease) in the fair value
       of reinsurance contracts................         --               --        3,774        --         --
     Policyholders' benefits...................         --               --           --        --         (8)
                                                ----------  ---------------  -----------  --------  ---------
  Subtotal.....................................         --                4        3,744        15         (8)
                                                ----------  ---------------  -----------  --------  ---------
Other comprehensive income (loss)..............         --               --           --        --         --
Purchases......................................         --                8          225        16        136
Sales..........................................        (15)              (1)         (35)       (3)        --
Settlements....................................         --               --           --        (5)        --
Transfers into Level 3/(1)/....................         --               --           --        --         --
Transfers out of Level 3/(1)/..................         --               (2)          --        --         --
                                                ----------  ---------------  -----------  --------  ---------
BALANCE, DECEMBER 31, 2014..................... $       --  $            61  $    10,711  $    260  $     128
                                                ==========  ===============  ===========  ========  =========

                                                                                                      GWBL
                                                Redeemable      Other          GMIB      Separate   and Other
                                                Preferred      Equity       Reinsurance  Accounts   Features
                                                  Stock    Investments/(2)/    Asset      Assets    Liability
                                                ---------- ---------------  -----------  --------  ----------
                                                                        (In Millions)
BALANCE, JANUARY 1, 2013....................... $       15 $            77  $    11,044  $    224  $      265
Total gains (losses), realized and
  unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)..............         --              10           --        --          --
     Investment gains (losses), net............         --              (7)          --        10          --
     Increase (decrease) in the fair value
       of reinsurance contracts................         --              --       (4,496)       --          --
     Policyholders' benefits...................         --              --           --        --        (351)
                                                ---------- ---------------  -----------  --------  ----------
  Subtotal..................................... $       -- $             3  $    (4,496) $     10  $     (351)
                                                ---------- ---------------  -----------  --------  ----------
Other comprehensive income (loss)..............         --              --           --        (1)         --
Purchases......................................         --               4          237         6          86
Sales..........................................         --              (3)         (38)       (3)         --
Settlements....................................         --              --           --        (2)         --
Transfers into Level 3/(1)/....................         --              --           --         3          --
Transfers out of Level 3/(1)/..................         --             (29)          --        --          --
                                                ---------- ---------------  -----------  --------  ----------
BALANCE, DECEMBER 31, 2013..................... $       15 $            52  $     6,747  $    237  $       --
                                                ========== ===============  ===========  ========  ==========

                                                                                                                   GWBL
                                                Redeemable        Other        Other       GMIB       Separate   and Other
                                                Preferred        Equity       Invested  Reinsurance   Accounts   Features
                                                  Stock     Investments/(2)/   Assets      Asset       Assets    Liability
                                                ----------- ----------------- --------  ------------ ---------  -----------
                                                                               (In Millions)
BALANCE, JANUARY 1, 2012....................... $        14 $              77 $     (2) $     10,547 $     215  $       291
Total gains (losses), realized and
  unrealized, included in:
   Earnings (loss) as:
     Investment gains (losses), net............          --                --       --            --         8           --
     Increase (decrease) in the fair value
       of reinsurance contracts................          --                --       --           315        --           --
     Policyholders' benefits...................          --                --       --            --        --          (77)
                                                ----------- ----------------- --------  ------------ ---------  -----------
  Subtotal.....................................          --                --       --           315         8          (77)
                                                ----------- ----------------- --------  ------------ ---------  -----------
Other comprehensive income (loss)..............           1                --        2            --        --           --
Purchases......................................          --                --       --           182         6           51
Sales..........................................          --                --       --            --        (2)          --
Settlements....................................          --                --       --            --        (3)          --
                                                ----------- ----------------- --------  ------------ ---------  -----------
BALANCE, DECEMBER 31, 2012..................... $        15 $              77 $     --  $     11,044 $     224  $       265
                                                =========== ================= ========  ============ =========  ===========

  /(1)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.
  /(2)/Includes Trading securities' Level 3 amount.

   The table below details changes in unrealized gains (losses) for 2014 and 2013 by category for Level 3 assets and liabilities still held at December 31, 2014 and 2013, respectively:

                                                               EARNINGS (LOSS)
                                                --------------------------------------------
                                                   NET     INVESTMENT        INCREASE
                                                INVESTMENT   GAINS    (DECREASE) IN THE FAIR             POLICY-
                                                  INCOME   (LOSSES),   VALUE OF REINSURANCE              HOLDERS'
                                                  (LOSS)      NET           CONTRACTS            OCI     BENEFITS
                                                ---------- ---------- ----------------------  --------- ---------

                                                                          (IN MILLIONS)
LEVEL 3 INSTRUMENTS
FULL YEAR 2014
STILL HELD AT DECEMBER 31, 2014:
  Change in unrealized gains (losses):
   Fixed maturities, available-for- sale:
     Corporate................................. $       -- $       --  $                  --  $       6 $      --
     State and political subdivisions..........         --         --                     --          2        --
     Commercial mortgage- backed...............         --         --                     --        112        --
     Asset-backed..............................         --         --                     --          7        --
     Other fixed maturities,
       available-for-sale......................         --         --                     --         --        --
                                                ---------- ----------  ---------------------  --------- ---------
       Subtotal................................ $       -- $       --  $                  --  $     127 $      --
                                                ---------- ----------  ---------------------  --------- ---------
   GMIB reinsurance contracts..................         --         --                  3,964         --        --
   Separate Accounts' assets...................         --         15                     --         --        --
   GWBL and other features' liability..........         --         --                     --         --       128
                                                ---------- ----------  ---------------------  --------- ---------
       Total................................... $       -- $       15  $               3,964  $     127 $     128
                                                ========== ==========  =====================  ========= =========

Level 3 Instruments
Full Year 2013
Still Held at December 31, 2013:
  Change in unrealized gains (losses):
   Fixed maturities, available-for- sale:
     Corporate................................. $       -- $       --  $                  --  $     (2) $      --
     State and political subdivisions..........         --         --                     --        (4)        --
     Commercial mortgage- backed...............         --         --                     --          6        --
     Asset-backed..............................         --         --                     --          4        --
     Other fixed maturities,
       available-for-sale......................         --         --                     --         --        --
                                                ---------- ----------  ---------------------  --------- ---------
       Subtotal................................ $       -- $       --  $                  --  $       4 $      --
                                                ---------- ----------  ---------------------  --------- ---------
     GMIB reinsurance contracts................         --         --                 (4,297)        --        --
     Separate Accounts' assets.................         --         10                     --         --        --
     GWBL and other features' liability........         --         --                     --         --      (265)
                                                ---------- ----------  ---------------------  --------- ---------
       Total................................... $       -- $       10  $              (4,297) $       4 $    (265)
                                                ========== ==========  =====================  ========= =========

   The following table discloses quantitative information about Level 3 fair value measurements by category for assets and liabilities as of December 31, 2014 and 2013, respectively.

        QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS
                               DECEMBER 31, 2014

                                FAIR         VALUATION
                                VALUE        TECHNIQUE         SIGNIFICANT UNOBSERVABLE INPUT         RANGE
                               ------- ---------------------- --------------------------------- -----------------
ASSETS:                                                      (IN MILLIONS)
Investments:
  Fixed maturities,
   available-for-sale:
   Corporate.................. $    75 Matrix pricing model
                                                              Spread over the industry-specific
                                                                          benchmark yield curve  0 BPS - 590 BPS

                                   132 Market comparable                          Discount rate
                                         companies                                                11.2% - 15.2%
-----------------------------------------------------------------------------------------------------------------

   Asset-backed...............       5 Matrix pricing model                    Spread over U.S.
                                                                                 Treasury curve 30 BPS - 687 BPS
-----------------------------------------------------------------------------------------------------------------

   Other equity investments...      20 Market comparable                       Revenue multiple    2.0X - 3.5X
                                         companies                                Discount rate       18.0%
                                                                                 Discount years         2
-----------------------------------------------------------------------------------------------------------------

Separate Accounts' assets.....     234 Third party appraisal                Capitalization rate       5.2%
                                                                       Exit capitalization rate       6.2%
                                                                                  Discount rate       7.1%

                                     7 Discounted cash flow                    Spread over U.S.
                                                                           Treasury curve Gross 238 BPS - 395 BPS
                                                                          domestic product rate    0.0% - 2.4%
                                                                                Discount factor    1.3% - 5.4%
-----------------------------------------------------------------------------------------------------------------

GMIB reinsurance contracts....  10,711 Discounted cash flow                         Lapse Rates    1.0% - 8.0%
                                                                               Withdrawal rates    0.2% - 8.0%
                                                                         GMIB Utilization Rates   0.0% - 15.0%
                                                                           Non-performance risk  5 BPS - 16 BPS
                                                                      Volatility rates - Equity   9.0% - 34.0%
-----------------------------------------------------------------------------------------------------------------

LIABILITIES:
GMWB/GWBL/(1)/................ $   107 Discounted cash flow                         Lapse Rates    1.0% - 8.0%
                                                                               Withdrawal rates    0.0% - 7.0%
                                                                      Volatility rates - Equity   9.0% - 34.0%
-----------------------------------------------------------------------------------------------------------------

  /(1)/Excludes GMAB and GIB liabilities.

        Quantitative Information about Level 3 Fair Value Measurements
                               December 31, 2013

                                Fair         Valuation
                                Value        Technique         Significant Unobservable Input         Range
                                ------ ---------------------- --------------------------------- -----------------
                                                              (In Millions)
Assets:
Investments:
  Fixed maturities,
   available-for-sale:
   Corporate................... $   54 Matrix pricing model
                                                              Spread over the industry-specific
                                                                          benchmark yield curve 125 bps - 550 bps
-----------------------------------------------------------------------------------------------------------------

   Residential mortgage-backed.      1 Matrix pricing model                    Spread over U.S.
                                                                                 Treasury curve      45 bps
-----------------------------------------------------------------------------------------------------------------

   Asset-backed................      7 Matrix pricing model                    Spread over U.S.
                                                                                 Treasury curve 30 bps - 687 bps
-----------------------------------------------------------------------------------------------------------------

   Other equity investments....     52 Market comparable                   Revenue multiple R&D    1.2x - 4.9x
                                         companies                            multiple Discount   1.1x - 17.1x
                                                                                  rate Discount       18.0%
                                                                        years Discount for lack         1
                                                                           of marketability and
                                                                                   risk factors   50.0% - 60.0%
-----------------------------------------------------------------------------------------------------------------

Separate Accounts' assets......    215 Third party appraisal           Capitalization rate Exit       5.4%
                                                                                 capitalization       6.4%
                                                                             rate Discount rate       7.4%

                                    11 Discounted cash flow                    Spread over U.S.
                                                                           Treasury curve Gross 256 bps - 434 bps
                                                                               domestic product    0.0% - 2.3%
                                                                           rate Discount factor    3.3% - 6.8%
-----------------------------------------------------------------------------------------------------------------

GMIB reinsurance contracts.....  6,747 Discounted cash flow              Lapse Rates Withdrawal    1.0% - 8.0%
                                                                         Rates GMIB Utilization    0.2% - 8.0%
                                                                          Rates Non-performance   0.0% - 15.0%
                                                                        risk Volatility rates -  7 bps - 21 bps
                                                                                         Equity   20.0% - 33.0%
-----------------------------------------------------------------------------------------------------------------

Liabilities:
GMWB/GWBL/(1)/................. $   61 Discounted cash flow              Lapse Rates Withdrawal    1.0% - 8.0%
                                                                       Rates Volatility rates -    0.0% - 7.0%
                                                                                         Equity   20.0% - 33.0%
-----------------------------------------------------------------------------------------------------------------

  /(1)/Excludes GMAB and GIB liabilities.

   Excluded from the tables above at December 31, 2014 and 2013, respectively, are approximately $1,045 million and $1,088 million Level 3 fair value measurements of investments for which the underlying quantitative inputs are not developed by the Company and are not readily available. The fair value measurements of these Level 3 investments comprise approximately 68.8% and 76.2% of total assets classified as Level 3 and represent only 0.7% and 0.8% of total assets measured at fair value on a recurring basis at December 31, 2014 and 2013 respectively. These investments primarily consist of certain privately placed debt securities with limited trading activity, including commercial mortgage-, residential mortgage- and asset-backed instruments, and their fair values generally reflect unadjusted prices obtained from independent valuation service providers and indicative, non-binding quotes obtained from third-party broker-dealers recognized as market participants. Significant increases or decreases in the fair value amounts received from these pricing sources may result in the Company's reporting significantly higher or lower fair value measurements for these Level 3 investments.

   Included in the tables above at December 31, 2014 and 2013, respectively, are approximately $207 million and $54 million fair value of privately placed, available-for-sale corporate debt securities classified as Level 3. The fair value of private placement securities is determined by application of a matrix pricing model or a market comparable company value technique, representing approximately 54.5% and 18.6% of the total fair value of Level 3 securities in the corporate fixed maturities asset class. The significant unobservable input to the matrix pricing model valuation technique is the spread over the industry-specific benchmark yield curve. Generally, an increase or decrease in spreads would lead to directionally inverse movement in the fair value measurements of these securities. The significant unobservable input to the market comparable company valuation technique is the discount rate. Generally, a significant increase (decrease) in the discount rate would result in significantly lower (higher) fair value measurements of these securities.

   Residential mortgage-backed securities classified as Level 3 primarily consist of non-agency paper with low trading activity. Included in the tables above at December 31, 2014 and 2013, are approximately 0.0% and 25.0%, respectively, of the total fair value of these Level 3 securities that is determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Generally, a change in spreads would lead to directionally inverse movement in the fair value measurements of these securities.

   Asset-backed securities classified as Level 3 primarily consist of non-agency mortgage loan trust certificates, including subprime and Alt-A paper, credit tenant loans, and equipment financings. Included in the tables above at December 31, 2014 and 2013, are approximately 9.4% and 8.4%, respectively, of the total fair value of these Level 3 securities that is determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Significant increases (decreases) in spreads would result in significantly lower (higher) fair value measurements.

   Other equity investments classified as Level 3 primarily consist of private venture capital fund investments of AllianceBernstein for which fair values are adjusted to reflect expected exit values as evidenced by financing and sale transactions with third parties or when consideration of other factors, such as current company performance and market conditions, is determined by management to require valuation adjustment. Significant increase (decrease) in isolation in the underlying enterprise value to revenue multiple and enterprise value to R&D investment multiple, if applicable, would result in significantly higher (lower) fair value measurement. Significant increase (decrease) in the discount rate would result in a significantly lower (higher) fair value measurement. Significant increase (decrease) in isolation in the discount factor ascribed for lack of marketability and various risk factors would result in significantly lower (higher) fair value measurement. Changes in the discount factor generally are not correlated to changes in the value multiples. Also classified as Level 3 at December 31, 2014 and 2013, respectively, are approximately $31 million and $30 million private venture capital fund-of-fund investments of AllianceBernstein for which fair value is estimated using the capital account balances provided by the partnerships. The interests in these partnerships cannot be redeemed. As of December 31, 2014 and 2013, AllianceBernstein's aggregate unfunded commitments to these investments were approximately $3 million and $10 million, respectively.

   Separate Accounts' assets classified as Level 3 in the table at December 31, 2014 and 2013, primarily consist of a private real estate fund with a fair value of approximately $234 million and $215 million, a private equity investment with a fair value of approximately $2 million and $4 million and mortgage loans with fair value of approximately $5 million and $7 million, respectively. A third party appraisal valuation technique is used to measure the fair value of the private real estate investment fund, including consideration of observable replacement cost and sales comparisons for the underlying commercial properties, as well as the results from applying a discounted cash flow approach. Significant increase (decrease) in isolation in the capitalization rate and exit capitalization rate assumptions used in the discounted cash flow approach to the appraisal value would result in a higher (lower) measure of fair value. A discounted cash flow approach is applied to determine the private equity investment for which the significant unobservable assumptions are the gross domestic product rate formula and a discount factor that takes into account various risks, including the illiquid nature of the investment. A significant increase (decrease) in the gross domestic product rate would have a directionally inverse effect on the fair value of the security. With respect to the fair value measurement of mortgage loans a discounted cash flow approach is applied, a significant increase (decrease) in the assumed spread over U.S. Treasuries would produce a lower (higher) fair value measurement. Changes in the discount rate or factor used in the valuation techniques to determine the fair values of these private equity investments and mortgage loans generally are not correlated to changes in the other significant unobservable inputs. Significant increase (decrease) in isolation in the discount rate or factor would result in significantly lower (higher) fair value measurements. The remaining Separate Accounts' investments classified as Level 3 excluded from the table consist of mortgage- and asset-backed securities with fair values of approximately $11 million and $8 million at December 31, 2014 and $3 million and $7 million at December 31, 2013, respectively. These fair value measurements are determined using substantially the same valuation techniques as earlier described above for the Company's General Account investments in these securities.

   Significant unobservable inputs with respect to the fair value measurement of the Level 3 GMIB reinsurance contract asset and the Level 3 liabilities identified in the table above are developed using Company data. Validations of unobservable inputs are performed to the extent the Company has experience. When an input is changed the model is updated and the results of each step of the model are analyzed for reasonableness.

   The significant unobservable inputs used in the fair value measurement of the Company's GMIB reinsurance contract asset are lapse rates, withdrawal rates and GMIB utilization rates. Significant increases in GMIB utilization rates or decreases in lapse or withdrawal rates in isolation would tend to increase the GMIB reinsurance contract asset.

   Fair value measurement of the GMIB reinsurance contract asset includes dynamic lapse and GMIB utilization assumptions whereby projected contractual lapses and GMIB utilization reflect the projected net amount of risks of the contract. As the net amount of risk of a contract increases, the assumed lapse rate decreases and the GMIB utilization increases. Increases in volatility would increase the asset.

   The significant unobservable inputs used in the fair value measurement of the Company's GMWB and GWBL liability are lapse rates and withdrawal rates. Significant increases in withdrawal rates or decreases in lapse rates in isolation would tend to increase these liabilities. Increases in volatility would increase these liabilities.

   The carrying values and fair values at December 31, 2014 and 2013 for financial instruments not otherwise disclosed in Notes 3 and 12 are presented in the table below. Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts, limited partnerships accounted for under the equity method and pension and other postretirement obligations.

                                                                                FAIR VALUE
                                                   CARRYING   ----------------------------------------------
                                                    VALUE       LEVEL 1    LEVEL 2     LEVEL 3      TOTAL
                                                 ------------ ----------- ---------- ------------ ----------

                                                                        (IN MILLIONS)
December 31, 2014:
Mortgage loans on real estate................... $      6,463 $        -- $       -- $      6,617 $    6,617
Loans to affiliates.............................        1,087          --        810          393      1,203
Policyholders liabilities: Investment contracts.        2,799          --         --        2,941      2,941
Policy loans....................................        3,408          --         --        4,406      4,406
Short-term debt.................................          200          --        212           --        212
December 31, 2013:
Mortgage loans on real estate................... $      5,684 $        -- $       -- $      5,716 $    5,716
Loans to affiliates.............................        1,088          --        800          398      1,198
Policyholders liabilities: Investment contracts.        2,435          --         --        2,523      2,523
Policy loans....................................        3,434          --         --        4,316      4,316
Long-term debt..................................          200          --        225           --        225
Loans from affiliates...........................          825          --        969           --        969

   Fair values for commercial and agricultural mortgage loans on real estate are measured by discounting future contractual cash flows to be received on the mortgage loan using interest rates at which loans with similar characteristics and credit quality would be made. The discount rate is derived from taking the appropriate U.S. Treasury rate with a like term to the remaining term of the loan and adding a spread reflective of the risk premium associated with the specific loan. Fair values for mortgage loans anticipated to be foreclosed and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

   Fair values for the Company's long-term debt are determined from quotations provided by brokers knowledgeable about these securities and internally assessed for reasonableness. The fair values of the Company's borrowing and lending arrangements with AXA affiliated entities are determined in the same manner as for such transactions with third parties, including matrix pricing models for debt securities and discounted cash flow analysis for mortgage loans.

   The fair value of policy loans is calculated by discounting expected cash flows based upon the U.S. treasury yield curve and historical loan repayment patterns.

   The fair values for the Company's association plans contracts, supplementary contracts not involving life contingencies ("SCNILC"), deferred annuities and certain annuities, which are included in Policyholder's account balances are estimated using projected cash flows discounted at rates reflecting current market rates. Significant unobservable inputs reflected in the cash flows include lapse rates and withdrawal rates. Incremental adjustments may be made to the fair value to reflect non-performance risk. Certain other products such as Access Accounts and FHLBNY funding agreements are held at book value.

8) GMDB, GMIB, GIB, GWBL AND OTHER FEATURES AND NO LAPSE GUARANTEE FEATURES

    A) Variable Annuity Contracts -- GMDB, GMIB, GIB and GWBL and Other Features

   The Company has certain variable annuity contracts with GMDB, GMIB, GIB and GWBL and other features in-force that guarantee one of the following:

      . Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

      . Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

      . Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

      . Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit, which may include either a five year or an annual reset; or

      . Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

   The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders' liabilities:

                                                GMDB     GMIB    TOTAL
                                              -------  -------  -------
                                                    (IN MILLIONS)

Balance at January 1, 2012................... $ 1,593  $ 4,130  $ 5,723
  Paid guarantee benefits....................    (288)     (77)    (365)
  Other changes in reserve...................     467      508      975
                                              -------  -------  -------
Balance at December 31, 2012.................   1,772    4,561    6,333
  Paid guarantee benefits....................    (237)    (325)    (562)
  Other changes in reserve...................      91      (33)      58
                                              -------  -------  -------
Balance at December 31, 2013.................   1,626    4,203    5,829
  Paid guarantee benefits....................    (231)    (220)    (451)
  Other changes in reserve...................     334    1,661    1,995
                                              -------  -------  -------
Balance at December 31, 2014................. $ 1,729  $ 5,644  $ 7,373
                                              =======  =======  =======

   Related GMDB reinsurance ceded amounts were:

                                                            GMDB
                                                        -------------
                                                        (IN MILLIONS)

Balance at January 1, 2012............................. $         716
  Paid guarantee benefits..............................          (127)
  Other changes in reserve.............................           255
                                                        -------------
Balance at December 31, 2012...........................           844
  Paid guarantee benefits..............................          (109)
  Other changes in reserve.............................            56
                                                        -------------
Balance at December 31, 2013...........................           791
  Paid guarantee benefits..............................          (114)
  Other changes in reserve.............................           155
                                                        -------------
Balance at December 31, 2014........................... $         832
                                                        =============

   The GMIB reinsurance contracts are considered derivatives and are reported at fair value.

   The December 31, 2014 values for variable annuity contracts in force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                                RETURN OF
                                                 PREMIUM      RATCHET     ROLL-UP      COMBO        TOTAL
                                               -----------  ----------  ----------  -----------  -----------
                                                                   (DOLLARS IN MILLIONS)
GMDB:
-----
  Account values invested in:
   General Account............................ $    13,033  $      198  $       85  $       356  $    13,672
   Separate Accounts.......................... $    38,629  $    8,632  $    3,905  $    36,882  $    88,048
  Net amount at risk, gross................... $       240  $      136  $    2,176  $    12,224  $    14,776
  Net amount at risk, net of
   amounts reinsured.......................... $       240  $       90  $    1,454  $     4,758  $     6,542
  Average attained age of contractholders.....        51.0        65.0        71.0         65.9         54.8
  Percentage of contractholders over age 70...         8.7%       34.0%       55.7%        36.1%        16.1%
  Range of contractually specified
   interest rates.............................         N/A         N/A      3% - 6%    3% - 6.5%    3% - 6.5%

                                              RETURN OF
                                               PREMIUM  RATCHET   ROLL-UP      COMBO       TOTAL
                                              --------- ------- ----------  ----------  ----------
                                                              (DOLLARS IN MILLIONS)
GMIB:
-----
  Account values invested in:
   General Account...........................       N/A     N/A $      406  $      365  $      771
   Separate Accounts.........................       N/A     N/A $   12,271  $   45,813  $   58,084
  Net amount at risk, gross..................       N/A     N/A $    1,126  $    4,246  $    5,372
  Net amount at risk, net of
   amounts reinsured.........................       N/A     N/A $      342  $    1,045  $    1,387
  Weighted average years remaining
   until annuitization.......................       N/A     N/A        1.0         2.7         2.6
  Range of contractually specified
   interest rates............................       N/A     N/A     3% - 6%   3% - 6.5%   3% - 6.5%

   The liability for SCS, SIO, MSO and IUL indexed features and the GIB and GWBL and other features, not included above, was $508 million and $346 million at December 31, 2014 and 2013, respectively, which are accounted for as embedded derivatives. The liability for GIB, GWBL and other features reflects the present value of expected future payments (benefits) less the fees attributable to these features over a range of market consistent economic scenarios. The liability for SCS, SIO, MSO and IUL reflects the present value of expected future payments assuming the segments are held to maturity.

   The Company continues to proactively manage the risks associated with its in-force business, particularly variable annuities with guarantee features. For example, in third quarter 2014, the Company's program to purchase from certain policyholders the GMDB and GMIB riders contained in their Accumulator(R) contracts expired. The Company believes that this program was mutually beneficial to both the Company and policyholders, who no longer needed or wanted the GMDB and GMIB rider. As a result of this program, the Company is assuming a change in the short term behavior of remaining policyholders, as those who did not accept are assumed to be less likely to surrender their contract over the short term.

   Due to the differences in accounting recognition between the fair value of the reinsurance contract asset, the gross reserves and DAC, the net impact of the buyback was a $29 million and $20 million decrease to Net earnings in 2014 and 2013 respectively. For additional information, see "Accounting for Variable Annuities with GMDB and GMIB Features" in Note 2.

    B) Separate Account Investments by Investment Category Underlying GMDB and GMIB Features

   The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

              INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                                                  DECEMBER 31,
                                              ---------------------
                                                 2014       2013
                                              ---------- ----------
                                                  (IN MILLIONS)
GMDB:
-----
Equity....................................... $   67,108 $   64,035
Fixed income.................................      3,031      3,330
Balanced.....................................     17,505     19,237
Other........................................        404        496
                                              ---------- ----------
Total........................................ $   88,048 $   87,098
                                              ========== ==========

GMIB:
-----
Equity....................................... $   43,850 $   41,603
Fixed income.................................      1,988      2,208
Balanced.....................................     12,060     13,401
Other........................................        186        246
                                              ---------- ----------
Total........................................ $   58,084 $   57,458
                                              ========== ==========

    C) Hedging Programs for GMDB, GMIB, GIB and GWBL and Other Features

   Beginning in 2003, AXA Equitable established a program intended to hedge certain risks associated first with the GMDB feature and, beginning in 2004, with the GMIB feature of the Accumulator(R) series of variable annuity products. The program has also been extended to cover other guaranteed benefits as they have been made available. This program utilizes derivative contracts, such as exchange-traded equity, currency and interest rate futures contracts, total return and/or equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the equity and fixed income markets. At the present time, this program hedges certain economic risks on products sold from 2001 forward, to the extent such risks are not reinsured. At December 31, 2014, the total account value and net amount at risk of the hedged variable annuity contracts were $51,411 million and $5,408 million, respectively, with the GMDB feature and $35,717 million and $1,188 million, respectively, with the GMIB and GIB feature.

   These programs do not qualify for hedge accounting treatment. Therefore, gains (losses) on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in net investment income (loss) in the period in which they occur, and may contribute to earnings (loss) volatility.

    D) Variable and Interest-Sensitive Life Insurance Policies - No Lapse Guarantee

   The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

   The following table summarizes the no lapse guarantee liabilities reflected in the General Account in Future policy benefits and other policyholders' liabilities, and the related reinsurance ceded.

                                                               REINSURANCE
                                              DIRECT LIABILITY    CEDED        NET
                                              ---------------- -----------  ----------
                                                           (IN MILLIONS)

Balance at January 1, 2012................... $            470        (262) $      208
  Other changes in reserves..................               86         (48)         38
                                              ---------------- -----------  ----------
Balance at December 31, 2012.................              556        (310)        246
  Other changes in reserves..................              273        (131)        142
                                              ---------------- -----------  ----------
Balance at December 31, 2013.................              829        (441)        388
  Other changes in reserves..................              135        (114)         21
                                              ---------------- -----------  ----------
Balance at December 31, 2014................. $            964 $      (555) $      409
                                              ================ ===========  ==========

9) REINSURANCE AGREEMENTS

   The Company assumes and cedes reinsurance with other insurance companies. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

   The Company reinsures most of its new variable life, UL and term life policies on an excess of retention basis. The Insurance Group maintains a maximum retention on each single-life policy of $25 million and on each second-to-die policy of $30 million with the excess 100% reinsured. The Company also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

   At December 31, 2014, the Company had reinsured with non-affiliates and affiliates in the aggregate approximately 4.9% and 50.7%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 22.2% and 51.9%, respectively, of its current liability exposure resulting from the GMIB feature. See Note 8.

   Based on management's estimates of future contract cash flows and experience, the fair values of the GMIB reinsurance contracts, considered derivatives at December 31, 2014 and 2013 were $10,711 million and $6,747 million, respectively. The increases (decreases) in fair value were $3,964 million, $(4,297) million and $497 million for 2014, 2013 and
    2012, respectively.

   At December 31, 2014 and 2013, respectively, third-party reinsurance recoverables related to insurance contracts amounted to $2,367 million and $2,379 million, of which $2,069 million and $2,073 million related to three specific reinsurers, which were Zurich Insurance Company Ltd.

   (AA - rating), Paul Revere Life Insurance Company (A rating) and Connecticut General Life Insurance Company (A+ rating). At December 31, 2014 and 2013, affiliated reinsurance recoverables related to insurance contracts amounted to $1,684 million and $1,555 million, respectively. A contingent liability exists with respect to reinsurance should the reinsurers be unable to meet their obligations. The Insurance Group evaluates the financial condition of its reinsurers in an effort to minimize its exposure to significant losses from reinsurer insolvencies.

   Reinsurance payables related to insurance contracts totaling $72 million and $70 million are included in other liabilities in the consolidated balance sheets at December 31, 2014 and 2013, respectively.

   The Insurance Group cedes substantially all of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $110 million and $143 million at December 31, 2014 and 2013, respectively.

   The Insurance Group also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

   The Insurance Group has also assumed accident, health, annuity, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. In addition to the sale of insurance products, the Insurance Group currently acts as a professional retrocessionaire by assuming life reinsurance from professional reinsurers. Reinsurance assumed reserves at December 31, 2014 and 2013 were $757 million and $709 million, respectively.

   The following table summarizes the effect of reinsurance:

                                                         2014    2013    2012
                                                        ------  ------  ------
                                                             (IN MILLIONS)

Direct premiums........................................ $  844  $  848  $  873
Reinsurance assumed....................................    211     213     219
Reinsurance ceded......................................   (541)   (565)   (578)
                                                        ------  ------  ------
Premiums............................................... $  514  $  496  $  514
                                                        ======  ======  ======
Universal Life and Investment-type Product Policy Fee
  Income Ceded......................................... $  270  $  247  $  234
                                                        ======  ======  ======
Policyholders' Benefits Ceded.......................... $  726  $  703  $  667
                                                        ======  ======  ======

   Individual Disability Income and Major Medical

   Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $78 million and $79 million at December 31, 2014 and 2013, respectively. At December 31, 2014 and 2013, respectively, $1,714 million and $1,687 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group, rated AA-. Net incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized below:

                                                          2014     2013     2012
                                                        --------- ------- ---------
                                                               (IN MILLIONS)

Incurred benefits related to current year.............. $      14 $    15 $      16
Incurred benefits related to prior years...............        16      10        14
                                                        --------- ------- ---------
Total Incurred Benefits................................ $      30 $    25 $      30
                                                        ========= ======= =========
Benefits paid related to current year.................. $      20 $    19 $      21
Benefits paid related to prior years...................        11      13        16
                                                        --------- ------- ---------
Total Benefits Paid.................................... $      31 $    32 $      37
                                                        ========= ======= =========

10)SHORT-TERM AND LONG-TERM DEBT

   Short-term and long-term debt consists of the following:

                                               DECEMBER 31,
                                              ---------------
                                               2014    2013
                                              ------- -------
                                               (IN MILLIONS)
Short-term debt:
AllianceBernstein:
  Commercial paper (with interest rates of
   0.3% and 0.3%)............................ $   489 $   268
AXA Equitable:
  Surplus Notes, 7.7%, due 2015..............     200      --
                                              ------- -------
Total short-term debt........................     689     268
                                              ------- -------
Long-term debt:
AXA Equitable:
  Surplus Notes, 7.7%, due 2015..............      --     200
                                              ------- -------
Total long-term debt.........................      --     200
                                              ------- -------
Total short-term and long-term debt..........     689     468
                                              ======= =======

   Short-term Debt

   AllianceBernstein has a $1,000 million committed, unsecured senior revolving credit facility ("AB Credit Facility") with a group of commercial banks and other lenders. The AB Credit Facility provides for possible increases in the principal amount by up to an aggregate incremental amount of $250 million, any such increase being subject to the consent of the affected lenders. The AB Credit Facility is available for AllianceBernstein's and SCB LLC's business purposes, including the support of AllianceBernstein's $1,000 million commercial paper program. Both AllianceBernstein and SCB LLC can draw directly under the AB Credit Facility and management may draw on the AB Credit Facility from time to time. AllianceBernstein has agreed to guarantee the obligations of SCB LLC under the AB Credit Facility.

   The AB Credit Facility contains affirmative, negative and financial covenants, which are customary for facilities of this type, including, among other things, restrictions on dispositions of assets, restrictions on liens, a minimum interest coverage ratio and a maximum leverage ratio. As of December 31, 2014, AllianceBernstein and SCB LLC were in compliance with these covenants. The AB Credit Facility also includes customary events of default (with customary grace periods, as applicable), including provisions under which, upon the occurrence of an event of default, all outstanding loans may be accelerated and/or lender's commitments may be terminated. Also, under such provisions, upon the occurrence of certain insolvency- or bankruptcy-related events of default, all amounts payable under the AB Credit Facility automatically would become immediately due and payable, and the lender's commitments automatically would terminate.

   On October 22, 2014, as part of an amendment and restatement, the maturity date of the AB Credit Facility was extended from January 17, 2017 to October 22, 2019. There were no other significant changes included in the amendment.

   As of December 31, 2014 and 2013, AllianceBernstein and SCB LLC had no amounts outstanding under the AB Credit Facility. During 2014 and 2013, AllianceBernstein and SCB LLC did not draw upon the Credit Facility.

   In addition, SCB LLC has five uncommitted lines of credit with four financial institutions. Two of these lines of credit permit SCB LLC to borrow up to an aggregate of approximately $200 million, with AllianceBernstein named as an additional borrower, while three lines have no stated limit. As of December 31, 2014 and 2013, SCB LLC had no bank loans outstanding.

   Long-term Debt

   At December 31, 2014, the Company did not have any long-term debt outstanding.

11)RELATED PARTY TRANSACTIONS

   Loans to Affiliates

   In September 2007, AXA issued a $650 million 5.4% Senior Unsecured Note to AXA Equitable. The note pays interest semi-annually and was scheduled to mature on September 30, 2012. In March 2011, the maturity date of the note was extended to December 30, 2020 and the interest rate was increased to 5.7%.

   In June 2009, AXA Equitable sold real estate property valued at $1,100 million to a non-insurance subsidiary of AXA Financial in exchange for $700 million in cash and $400 million in 8.0% ten year term mortgage notes on the property reported in Loans to affiliates in the consolidated balance sheets. In November 2014, this loan was refinanced and a new $382 million, seven year term loan with an interest rate of 4.0% was issued.

   In third quarter 2013, AXA Equitable purchased, at fair value, AXA Arizona's $50 million note receivable from AXA for $56 million. This note pays interest semi-annually at an interest rate of 5.4% and matures on December 15, 2020.

   Loans from Affiliates

   In 2005, AXA Equitable issued a surplus note to AXA Financial in the amount of $325 million with an interest rate of 6.0% and was scheduled to mature on December 1, 2035. In December 2014, AXA Equitable repaid this note at par value plus interest accrued of $1 million to AXA Financial.

   In December 2008, AXA Equitable issued a $500 million callable 7.1% surplus note to AXA Financial. The note pays interest semi-annually and was scheduled to mature on December 1, 2018. In June 2014, AXA Equitable repaid this note at par value plus interest accrued of $3 million to AXA Financial.

   Other Transactions

   In third quarter 2013, AXA Equitable purchased, at fair value, MONY Life Insurance Company's ("MONY Life"), equity interest in limited partnerships for $53 million and MONY Life's CMBS portfolio for $31 million. MONY Life was a subsidiary of AXA Financial through October 1, 2013.

   In October 2012, AXA Equitable sold its 50% interest in a real estate joint venture supporting the Wind-up Annuities line of business to 1285 Holdings, LLC, a non-insurance subsidiary of AXA Financial in exchange for $402 million in cash. The $195 million after-tax excess of the real estate joint venture's fair value over its carrying value has been accounted for as a capital contribution to AXA Equitable. In connection with this sale, the Company recognized a $226 million pre-tax premium deficiency reserve related to the Wind-up Annuities line of business.

   In August 2012, the Company purchased agricultural mortgage loans from MONY Life and MONY Life Insurance Company of America ("MLOA"), a subsidiary of AXA Financial, for a purchase price of $109 million.

   The Company reimburses AXA Financial for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to AXA Financial of the benefits provided which totaled $29 million, $40 million and $37 million, respectively, for 2014, 2013 and 2012.

   In 2014, 2013 and 2012, respectively, the Company paid AXA Distribution and its subsidiaries $616 million, $621 million and $684 million of commissions and fees for sales of insurance products. The Company charged AXA Distribution's subsidiaries $325 million, $345 million and $399 million, respectively, for their applicable share of operating expenses in 2014, 2013 and 2012, pursuant to the Agreements for Services.

   The Company has implemented capital management actions to mitigate statutory reserve strain for certain level term and UL policies with secondary guarantees and GMDB and GMIB riders on the Accumulator(R) products sold on or after January 1, 2006 and in-force at September 30, 2008 through reinsurance transactions with AXA RE Arizona Company ("AXA Arizona"), a wholly-owned subsidiary of AXA Financial.

   The Company currently reinsures to AXA Arizona, a 100% quota share of all liabilities for variable annuities with enhanced GMDB and GMIB riders issued on or after January 1, 2006 and in-force on September 30, 2008. AXA Arizona also reinsures a 90% quota share of level premium term insurance issued by AXA Equitable on or after March 1, 2003 through December 31, 2008 and lapse protection riders under UL insurance policies issued by AXA Equitable on or after June 1, 2003 through June 30, 2007. The reinsurance arrangements with AXA Arizona provide important capital management benefits to AXA Equitable. At December 31, 2014 and 2013, the Company's GMIB reinsurance asset with AXA Arizona had carrying values of $8,560 million and $5,388 million, respectively, and is reported in Guaranteed minimum income benefit reinsurance asset, at fair value in the consolidated balance sheets. Ceded premiums in 2014, 2013 and 2012 related to the UL and no lapse guarantee riders totaled approximately $453 million, $474 million and $484 million, respectively. Ceded claims paid in 2014, 2013 and 2012 were $83 million, $70 million and $68 million, respectively.

   AXA Equitable receives statutory reserve credits for reinsurance treaties with AXA Arizona to the extent that AXA Arizona holds assets in an irrevocable trust (the "Trust") ($8,794 million at December 31, 2014) and/or letters of credit ($3,005 million at December 31, 2014). These letters of credit are guaranteed by AXA. Under the reinsurance transactions, AXA Arizona is permitted to transfer assets from the Trust under certain circumstances. The level of statutory reserves held by AXA Arizona fluctuate based on market movements, mortality experience and policyholder behavior. Increasing reserve requirements may necessitate that additional assets be placed in trust and/or securing additional letters of credit, which could adversely impact AXA Arizona's liquidity.

   Various AXA affiliates, including AXA Equitable, cede a portion of their life, health and catastrophe insurance business through reinsurance agreements to AXA Global Life beginning in 2010 (and AXA Cessions in 2009 and prior), AXA affiliated reinsurers. AXA Global Life, in turn, retrocedes a quota share portion of these risks prior to 2008 to AXA Equitable on a one-year term basis.

   AXA Life Insurance Company Ltd (Japan), an AXA subsidiary, cedes a portion of their annuity business to AXA Equitable.

   Various AXA Financial affiliates cede a portion of their life business through excess of retention treaties to AXA Equitable on a yearly renewal term basis.

   Premiums earned from the above mentioned affiliated reinsurance transactions in 2014, 2013 and 2012 totaled approximately $22 million, $21 million and $21 million, respectively. Claims and expenses paid in 2014, 2013 and 2012 were $10 million, $10 million and $13 million, respectively.

   AXA Equitable provides personnel services, employee benefits, facilities, supplies and equipment under service agreements with certain AXA Financial subsidiaries and affiliates to conduct their business. The associated costs related to the service agreement are allocated based on methods that management believes are reasonable, including a review of the nature of such costs and activities performed to support each company. As a result of such allocations, AXA Equitable was reimbursed $75 million, $148 million and $135 million for 2014, 2013 and 2012, respectively.

   Both AXA Equitable and AllianceBernstein, along with other AXA affiliates, participate in certain intercompany cost sharing and service agreements including technology and professional development arrangements. AXA Equitable and AllianceBernstein incurred expenses under such agreements of approximately $173 million, $165 million and $161 million in 2014, 2013 and 2012, respectively. Expense reimbursements by AXA and AXA affiliates to AXA Equitable under such agreements totaled approximately $15 million, $24 million and $26 million in 2014, 2013 and 2012, respectively. The net receivable (payable) related to these contracts was approximately $3 million and $(8) million at December 31, 2014 and 2013, respectively.

   Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by AllianceBernstein. These revenues are described below:

                                                2014      2013      2012
                                              --------- --------- ---------
                                                      (IN MILLIONS)

Investment advisory and services fees........ $   1,062 $   1,010 $     879
Distribution revenues........................       433       455       408
Other revenues -- shareholder servicing fees.        91        91        89
Other revenues -- other......................         6         6         5

12)EMPLOYEE BENEFIT PLANS

   PENSION PLANS

   AXA Equitable sponsors a qualified defined benefit pension plan covering its eligible employees (including certain qualified part-time employees), managers and financial professionals. This pension plan is non-contributory and its benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average earnings over a specified period in the plan. AXA Equitable also sponsors a non-qualified defined benefit pension plan.

   AXA Equitable announced in the third quarter of 2013 that benefit accruals under its qualified and non-qualified defined benefit pension plans would be discontinued after December 31, 2013. This plan curtailment resulted in a decrease in the Projected Benefit Obligation ("PBO") of approximately $29 million, which was offset against existing deferred losses in AOCI, and recognition of a $3 million curtailment loss from accelerated recognition of existing prior service costs accumulated in OCI. A new company contribution was added to the 401(k) Plan effective January 1, 2014, in addition to the existing discretionary profit sharing contribution. AXA Equitable also provides an excess 401(k) contribution for eligible compensation over the qualified plan compensation limits under a nonqualified deferred compensation plan.

   AllianceBernstein maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AllianceBernstein in the United States prior to October 2, 2000. AllianceBernstein's benefits are based on years of credited service and average final base salary. The Company uses a December 31 measurement date for its pension plans.

   For 2014, no cash contributions were made by AXA Equitable to its qualified pension plan. AllianceBernstein made a $6 million cash contribution to its qualified pension plan in 2014. The funding policy of the Company for its qualified pension plans is to satisfy its funding obligations each year in an amount not less than the minimum required by the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended by the Pension Protection Act of 2006 (the "Pension Act"), and not greater than the maximum it can deduct for Federal income tax purposes. Based on the funded status of the plans at December 31, 2014, no minimum contribution is required to be made in 2015 under ERISA, as amended by the Pension Act, but management is currently evaluating if it will make contributions during 2015. AllianceBernstein currently does not plan to make a contribution to its pension plan during 2015.

   Components of net periodic pension expense for the Company's qualified plans were as follows:

                                                    2014     2013     2012
                                                   ------  -------  -------
                                                         (IN MILLIONS)
Service cost...................................... $    9  $    40  $    40
Interest cost.....................................    107       99      109
Expected return on assets.........................   (155)    (155)    (146)
Actuarial (gain) loss.............................      1        1        1
Net amortization..................................    111      155      164
Curtailment.......................................     --        3       --
                                                   ------  -------  -------
Net Periodic Pension Expense...................... $   73  $   143  $   168
                                                   ======  =======  =======

   Changes in the PBO of the Company's qualified plans were comprised of:

                                                              DECEMBER 31,
                                                           ------------------
                                                             2014      2013
                                                           --------  --------
                                                              (IN MILLIONS)
Projected benefit obligation, beginning of year........... $  2,463  $  2,797
Service cost..............................................       --        32
Interest cost.............................................      107        99
Actuarial (gains) losses..................................      264      (260)
Benefits paid.............................................     (177)     (176)
Plan amendments and curtailments..........................       --       (29)
                                                           --------  --------
Projected Benefit Obligation, End of Year................. $  2,657  $  2,463
                                                           ========  ========

   The following table discloses the change in plan assets and the funded status of the Company's qualified pension plans:

                                                              DECEMBER 31,
                                                           ------------------
                                                             2014      2013
                                                           --------  --------
                                                              (IN MILLIONS)
Pension plan assets at fair value, beginning of year...... $  2,401  $  2,396
Actual return on plan assets..............................      250       180
Contributions.............................................        6         4
Benefits paid and fees....................................     (184)     (179)
                                                           --------  --------
Pension plan assets at fair value, end of year............    2,473     2,401
PBO.......................................................    2,657     2,463
                                                           --------  --------
Excess of PBO Over Pension Plan Assets.................... $   (184) $    (62)
                                                           ========  ========

   Amounts recognized in the accompanying consolidated balance sheets to reflect the funded status of these plans were accrued pension costs of $184 million and $62 million at December 31, 2014 and 2013, respectively. The aggregate PBO and fair value of pension plan assets for plans with PBOs in excess of those assets were $2,657 million and $2,473 million, respectively, at December 31, 2014 and $2,463 million and $2,401 million, respectively, at December 31, 2013. The aggregate accumulated benefit obligation and fair value of pension plan assets for pension plans with accumulated benefit obligations in excess of those assets were $2,657 million and $2,473 million, respectively, at

   December 31, 2014 and $2,463 million and $2,401 million, respectively, at December 31, 2013. The accumulated benefit obligation for all defined benefit pension plans was $2,657 million and $2,463 million at December 31, 2014 and 2013, respectively.

   The following table discloses the amounts included in AOCI at December 31, 2014 and 2013 that have not yet been recognized as components of net periodic pension cost:

                                                          DECEMBER 31,
                                                        -----------------
                                                          2014     2013
                                                        -------- --------
                                                          (IN MILLIONS)

Unrecognized net actuarial (gain) loss................. $  1,144 $  1,181
                                                        -------- --------
  Total................................................ $  1,144 $  1,181
                                                        ======== ========

   The estimated net actuarial (gain) loss and prior service cost (credit) expected to be reclassified from AOCI and recognized as components of net periodic pension cost over the next year are $120 million and
    $0 million, respectively.

   The following table discloses the allocation of the fair value of total plan assets for the qualified pension plans of the Company at December 31, 2014 and 2013:

                                                        DECEMBER 31,
                                                        ------------
                                                         2014   2013
                                                        -----  -----
                                                        (IN MILLIONS)

Fixed Maturities.......................................  49.4%  49.0%
Equity Securities......................................  38.8   39.1
Equity real estate.....................................   9.8    9.3
Cash and short-term investments........................   1.3    1.9
Other..................................................   0.7    0.7
                                                        -----  -----
  Total................................................ 100.0% 100.0%
                                                        =====  =====

   The primary investment objective of the qualified pension plan of AXA Equitable is to maximize return on assets, giving consideration to prudent risk. Guidelines regarding the allocation of plan assets for AXA Equitable's qualified pension plan are established by the Investment Committee established by the funded benefit plans of AXA Equitable and are designed with a long-term investment horizon. In the first quarter of 2014, AXA Equitable's qualified pension plan discontinued its equity-hedging program at maturity of the underlying positions and modified the investment allocation strategy to target a 50%-50% mix of long-duration bonds and "return-seeking" assets, the latter to include investments in hedge funds and real estate and a 50% allocation to public equities. Plan assets were managed during 2014 to achieve the targeted 50%-50% mix at December 31, 2014 with public equities and real estate comprising return-seeking assets and an expectation for initial investments in hedge funds to begin in 2015.

   The following tables disclose the fair values of plan assets and their level of observability within the fair value hierarchy for the qualified pension plans of the Company at December 31, 2014 and 2013, respectively.

                                              LEVEL 1 LEVEL 2  LEVEL 3   TOTAL
DECEMBER 31, 2014:                            ------- -------- ------- ---------
ASSET CATEGORIES                                        (IN MILLIONS)
Fixed Maturities:
  Corporate.................................. $    -- $    833 $    -- $     833
  U.S. Treasury, government and agency.......      --      358      --       358
  States and political subdivisions..........      --       18      --        18
  Other structured debt......................      --        9       3        12
Common and preferred equity..................     743      177      --       920
Mutual funds.................................      46       --      --        46
Private real estate investment funds.........      --       --       1         1
Private real estate investment trusts........      --       10     242       252
Cash and cash equivalents....................      13       --      --        13
Short-term investments.......................      --       20      --        20
                                              ------- -------- ------- ---------
   Total..................................... $   802 $  1,425 $   246 $   2,473
                                              ======= ======== ======= =========


                                              Level 1  Level 2  Level 3   Total
December 31, 2013:                            ------- --------- ------- ---------
Asset Categories                                         (In Millions)
Fixed Maturities:
  Corporate.................................. $    -- $     801 $    -- $     801
  U.S. Treasury, government and agency.......      --       343      --       343
  States and political subdivisions..........      --        16      --        16
  Other structured debt......................      --         6       4        10
Common and preferred equity..................     716       191      --       907
Mutual funds.................................      44        --      --        44
Private real estate investment funds.........      --        --       2         2
Private real estate investment trusts........      --        11     220       231
Cash and cash equivalents....................       1        --      --         1
Short-term investments.......................      23        23      --        46
                                              ------- --------- ------- ---------
   Total..................................... $   784 $   1,391 $   226 $   2,401
                                              ======= ========= ======= =========

   At December 31, 2014, assets classified as Level 1, Level 2, and Level 3 comprise approximately 32.4%, 57.6% and 10.0%, respectively, of qualified pension plan assets. At December 31, 2013, assets classified as Level 1, Level 2 and Level 3 comprised approximately 32.7%, 57.9% and 9.4%, respectively, of qualified pension plan assets. See Note 2 for a description of the fair value hierarchy. The fair values of qualified pension plan assets are measured and ascribed to levels within the fair value hierarchy in a manner consistent with the invested assets of the Company that are measured at fair value on a recurring basis. Except for an investment of approximately $1 million in a private REIT through a pooled separate account, there are no significant concentrations of credit risk arising within or across categories of qualified pension plan assets.

   The table below presents a reconciliation for all Level 3 qualified pension plan assets at December 31, 2014 and 2013, respectively.

                                                          PRIVATE
                                                        REAL ESTATE   PRIVATE
                                          FIXED         INVESTMENT   INVESTMENT  COMMON
                                     MATURITIES/(1)/       FUNDS       TRUSTS    EQUITY     TOTAL
                                    -----------------  ------------  ---------- --------  --------
                                                             (IN MILLIONS)
Balance at January 1, 2014......... $               4  $          2  $      220 $     --  $    226
Actual return on plan assets:
  Relating to assets still held at
   December 31, 2014...............                --            --          22       --        22
  Purchases/issues.................                --            --          --       --        --
  Sales/settlements................                --            (1)         --       (1)       (2)
  Transfers into/out of Level 3....                --            --          --       --        --
                                    -----------------  ------------  ---------- --------  --------
Balance at December 31, 2014....... $               4  $          1  $      242 $     (1) $    246
                                    =================  ============  ========== ========  ========

Balance at January 1, 2013......... $               5  $          3  $      197 $     --  $    205
Actual return on plan assets:
  Relating to assets still held at
   December 31, 2013...............                --            --          23       --        23
  Transfers into/out of Level 3....                (1)           (1)         --       --        (2)
                                    -----------------  ------------  ---------- --------  --------
Balance at December 31, 2013....... $               4  $          2  $      220 $     --  $    226
                                    =================  ============  ========== ========  ========

  /(1)/Includes commercial mortgage- and asset-backed securities and other structured debt.

   The discount rate assumptions used by AXA Equitable to measure the benefits obligations and related net periodic cost of its qualified pension plans reflect the rates at which those benefits could be effectively settled. Projected nominal cash outflows to fund expected annual benefits payments under AXA Equitable's qualified pension plan was discounted using a published high-quality bond yield curve. The discount rate used to measure the benefit obligation at December 31, 2014 and 2013 represents the level equivalent spot discount rate that produces the same aggregate present value measure of the total benefit obligation as the aforementioned discounted cash flow analysis.

   In 2014, AXA Equitable modified its practice for calculating the discount rate used to measure and report its defined benefit obligations primarily to change the reference high-quality bond yield curve from the Citigroup-AA curve to the Citigroup Above-Median-AA curve and to incorporate other refinements adding incremental precision to the calculation. These changes increased the resulting discount rate by 10 bps at December 31, 2014, thereby reducing the PBO of AXA Equitable's qualified pension plan and the related charge to equity to adjust the funded status of the plan by $25 million. Had the modifications and refinements to the discount rate calculation been applied at December 31, 2013, the discount rate and measurement of the funded status of the plan would not have changed from what was previously reported.

   In 2014, the Society of Actuaries ("SOA") finalized new mortality tables and a new mortality improvement scale, reflecting improved life expectancies and an expectation that trend will continue. AXA Equitable considered this new data and determined that mortality experience of the AXA Qualified Plan as well as other relevant demographics supported its retention of the existing SOA mortality tables combined with the use of a more robust improvements scale. Adoption of that modification, including projection of assumed mortality on a full generational approach, increased the December 31, 2014 unfunded PBO of AXA Equitable's qualified pension plan and the related pre-tax charge to shareholders' equity attributable to AXA Equitable by approximately $54 million.

   The following table discloses the weighted-average assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2014 and 2013.

                                                                        2014    2013
                                                                       ------- -------
Discount rates:
  Benefit obligation..................................................   3.60%   4.50%
  Periodic cost.......................................................   3.60%   4.50%
Rates of compensation increase:
  Benefit obligation and periodic cost................................   6.00%   6.00%
Expected long-term rates of return on pension plan assets
  (periodic cost).....................................................   6.75%   6.75%

   The expected long-term rate of return assumption on plan assets is based upon the target asset allocation of the plan portfolio and is determined using forward-looking assumptions in the context of historical returns and volatilities for each asset class.

   Prior to 1987, participants' benefits under AXA Equitable's qualified plan were funded through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately $10 million, $10 million and $12 million for 2014, 2013 and 2012, respectively.

   The following table provides an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2015, and in the aggregate for the five years thereafter. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2014 and include benefits attributable to estimated future employee service.

                                                                PENSION
                                                               BENEFITS
                                                             -------------
                                                             (IN MILLIONS)

2015........................................................ $         188
2016........................................................           194
2017........................................................           189
2018........................................................           186
2019........................................................           182
Years 2020-2024.............................................           841

   AXA FINANCIAL ASSUMPTION

   Since December 31, 1999, AXA Financial has legally assumed primary liability from AXA Equitable for all current and future liabilities of AXA Equitable under certain employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits; AXA Equitable remains secondarily liable. AXA Equitable reimburses AXA Financial, Inc. for costs associated with these plans, as described in Note 11.

13)SHARE-BASED AND OTHER COMPENSATION PROGRAMS

   AXA and AXA Financial sponsor various share-based compensation plans for eligible employees and financial professionals of AXA Financial and its subsidiaries, including the Company. AllianceBernstein also sponsors its own unit option plans for certain of its employees.

   Compensations costs for 2014, 2013 and 2012 for share-based payment arrangements as further described herein are as follows:

                                                2014     2013      2012
                                              -------- --------  --------
                                                     (IN MILLIONS)
Performance Unit/Shares...................... $     10 $     43  $     24
Stock Options................................        1        2         3
AXA Shareplan................................       10       13        18
AXA Miles....................................       --       --         1
AllianceBernstein Stock Options..............       --       (4)        1
AllianceBernstein Restricted Units...........      171      286       148
                                              -------- --------  --------
Total Compensation Expenses.................. $    192 $    340  $    195
                                              ======== ========  ========

   U.S. employees are granted AXA ordinary share options under the Stock Option Plan for AXA Financial Employees and Associates (the "Stock Option Plan") and are granted AXA performance units under the AXA Performance Unit Plan (the "Performance Unit Plan"). In 2014, they were granted performance shares under the AXA International Performance Share Plan 2014 (the "Performance Share Plan").

   Performance Units and Performance Shares

   2014 GRANT. On March 24, 2014, under the terms of the Performance Share Plan, AXA awarded approximately 2 million unearned performance shares to employees of AXA Equitable. The extent to which 2014-2016 cumulative performance targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group are achieved will determine the number of performance shares earned, which may vary in linear formula between 0% and 130% of the number of performance shares at stake. The first tranche of the performance shares earned during this performance period will vest and be settled on the third anniversary of the award date, and the second tranche of the performance shares earned will vest and be settled on the fourth anniversary of the award date. The plan will settle in shares to all participants. In 2014, the expense associated with the March 24, 2014 grant of performance shares was approximately $9 million.

   SETTLEMENT OF 2011 GRANT IN 2014. On April 3, 2014, cash distributions of approximately $26 million were made to active and former AXA Equitable employees in settlement of 986,580 performance units earned under the terms of the AXA Performance Unit Plan 2011.

   2013 GRANT. On March 22, 2013, under the terms of the Performance Share Plan, AXA awarded approximately 2.2 million unearned performance shares to employees of AXA Equitable. The extent to which 2013-2014 cumulative performance targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group are achieved will determine the number of performance shares earned, which may vary in linear formula between 0% and 130% of the number of performance shares at stake. The performance shares earned during this performance period will vest and be settled on the third anniversary of the award date. The plan will settle in shares to all participants. In 2014 and 2013, the expense associated with the March 22, 2013 grant of performance shares was approximately $2 million and $11 million, respectively.

   50% SETTLEMENT OF 2010 GRANT IN 2013. On April 4, 2013, cash distributions of approximately $7 million and share distributions of approximately $49,000 were made to active and former AXA Equitable employees in settlement of 390,460 performance units, representing the remaining 50 percent of the number of performance units earned under the terms of the AXA Performance Unit Plan 2010. Cash distributions of approximately $9 million in settlement of approximately 539,000 performance units, representing the first 50 percent of the performance units earned under the terms of the AXA Performance Unit Plan 2010 were distributed in April 2012.

   2012 GRANT. On March 16, 2012, under the terms of the AXA Performance Unit Plan 2012, AXA awarded approximately 2.3 million unearned performance units to employees of AXA Equitable. The extent to which 2012-2013 cumulative performance targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group are achieved will determine the number of performance units earned, which may vary in linear formula between 0% and 130% of the number of performance units at stake. The performance units earned during this performance period will vest and be settled in cash on the third anniversary of the award date. The price used to value the performance units at settlement will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 15, 2015. In 2014, 2013 and 2012, the expense associated with the March 16, 2012 grant of performance units was approximately $0 million, $26 million and $11 million, respectively.

   For 2014, 2013 and 2012, the Company recognized compensation costs of $10 million, $43 million and $24 million, respectively, for performance shares and units earned to date. The change in fair value of these awards is measured by the closing price of the underlying AXA ordinary shares or AXA ADRs. The cost of performance unit and share awards, as adjusted for achievement of performance targets and pre-vesting forfeitures is attributed over the shorter of the cliff-vesting period or to the date at which retirement eligibility is achieved. The value of performance units and shares earned and reported in Other liabilities in the consolidated balance sheets at December 31, 2014 and 2013 was $84 million and $108 million, respectively. Approximately 6 million outstanding performance units and shares are at risk to achievement of 2014 performance criteria, primarily representing the performance shares grant of March 24, 2014 for which cumulative average 2014-2016 performance targets will determine the number of performance shares earned and including all of the performance unit award granted on March 22, 2013.

   Stock Options

   2014 GRANT. On March 24, 2014, 395,720 options to purchase AXA ordinary shares were granted to employees of AXA Equitable under the terms of the Stock Option Plan at an exercise price of 18.68 euros. All of those options have a five-year graded vesting schedule, with one-third vesting on each of the third, fourth, and fifth anniversaries of the grant date. Of the total options awarded on March 24, 2014, 214,174 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 24, 2014 have a ten-year term. The weighted average grant date fair value per option award was estimated at $2.89 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 29.24%, a weighted average expected term of
   8.2 years, an expected dividend yield of 6.38% and a risk-free interest rate of 1.54%. The total fair value of these options (net of expected forfeitures) of approximately $1 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2014, the Company recognized expenses associated with the March 24, 2014 grant of options of approximately $345,000.

   2013 GRANT On March 22, 2013, approximately 457,000 options to purchase AXA ordinary shares were granted to employees of AXA Equitable under the terms of the Stock Option Plan at an exercise price of 13.81 euros. All of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date. Approximately 246,000 of the total options awarded on March 22, 2013 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 22, 2013 have a ten-year term. The weighted average grant date fair value per option award was estimated at $1.79 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 31.27%, a weighted average expected term of 7.7 years, an expected dividend yield of 7.52% and a risk-free interest rate of 1.34%. The total fair value of these options (net of expected forfeitures) of $818,597 is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2014 and 2013, the Company recognized expenses associated with the March 22, 2013 grant of options of approximately $131,000 and $357,000, respectively.

   2012 GRANT. On March 16, 2012, approximately 901,000 options to purchase AXA ordinary shares were granted to AXA Equitable employees under the terms of the Stock Option Plan at an exercise price of 12.22 euros. All of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date. Approximately 370,000 of the total options awarded on March 16, 2012 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 16, 2012 have a ten-year term. The weighted average grant date fair value per option award was estimated at $2.48 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 39.89%, a weighted average expected term of 5.6 years, an expected dividend yield of 7.54% and a risk-free interest rate of 1.8%. The total fair value of these options (net of expected forfeitures) of approximately $2 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2014, 2013 and 2012, respectively, the expense associated with the March 16, 2012 grant of options was approximately $192,000, $504,000 and $791,000.

   Shares Authorized

   The number of AXA ADRs or AXA ordinary shares authorized to be issued pursuant to option grants and, as further described below, restricted stock grants under The AXA Financial, Inc. 1997 Stock Incentive Plan (the "Stock Incentive Plan") is approximately 124 million less the number of shares issued pursuant to option grants under The AXA Financial, Inc. 1991 Stock Incentive Plan (the predecessor plan to the Stock Incentive Plan). There is no limitation in the Stock Option Plan or the Equity Plan for Directors on the number of shares that may be issued pursuant to option or other grants.

   A summary of the activity in the AXA, AXA Financial and AllianceBernstein option plans during 2014 follows:

                                                                  Options Outstanding
                                    ------------------------------------------------------------------------------
                                                                                           AllianceBernstein Holding
                                         AXA Ordinary Shares            AXA ADRs/(3)/                Units
                                    ----------------------------   ----------------------- -----------------------
                                                     Weighted                    Weighted                 Weighted
                                      Number         Average         Number      Average     Number       Average
                                    Outstanding      Exercise      Outstanding   Exercise  Outstanding    Exercise
                                    (In 000's)        Price        (In 000's)     Price    (In 000's)      Price
                                    -----------  ---------------   -----------  ---------- -----------  ----------

Options outstanding at
  January 1, 2014..................    17,569.7  (Euro)    21.00       1,829.8  $    23.60     7,074.1  $    40.82
Options granted....................       403.1  (Euro)    18.16            --  $       --        25.1  $    22.99
Options exercised..................      (546.4) (Euro)    13.42        (590.2) $    20.02    (1,110.0) $    17.08
Options forfeited, net.............      (683.2) (Euro)    26.25        (138.6) $    23.39       (24.8) $    84.19
Options expired/reinstated.........        94.7               --           4.2          --       (22.0) $    33.00
                                    -----------                    -----------              ----------
Options Outstanding at
  December 31, 2014................    16,837.9  (Euro)    21.39       1,105.2  $    25.53     5,942.4  $    45.03
                                    ===========  ===============   ===========  ==========  ==========  ==========
Aggregate Intrinsic Value/(1)/.....              (Euro)   --/ (2)/              $    278.9              $   --/ (2)/
                                                 ===============                ==========              ==========
Weighted Average Remaining
  Contractual Term (in years)......        3.28                           0.67                     3.9
                                    ===========                    ===========              ==========
Options Exercisable at
  December 31, 2014................    13,890.4  (Euro)    22.44       1,105.2  $    25.53     4,949.0       38.12
                                    ===========  ===============   ===========  ==========  ==========  ==========
Aggregate Intrinsic Value/(1)/.....              (Euro)   --/ (2)/              $  7,967.9              $   --/ (2)/
                                                 ===============                ==========              ==========
Weighted Average Remaining
  Contractual Term (in years)......        2.62                           0.67                     3.9
                                    ===========                    ===========              ==========

  /(1)/Intrinsic value, presented in millions, is calculated as the excess of the closing market price on December 31, 2014 of the respective underlying shares over the strike prices of the option awards.
  /(2)/The aggregate intrinsic value on options outstanding, exercisable and expected to vest is negative and is therefore presented as zero in the table above.
  /(3)/AXA ordinary shares will be delivered to participants in lieu of AXA
       ADRs at exercise or maturity.

   Cash proceeds received from employee exercises of stock options in 2014 was $12 million. The intrinsic value related to employee exercises of stock options during 2014, 2013 and 2012 were $3 million, $14 million and $5 million respectively, resulting in amounts currently deductible for tax purposes of $1 million, $5 million, and $2 million, respectively, for the periods then ended. In 2014, 2013 and 2012, windfall tax benefits of approximately $1 million, $5 million and $2 million, respectively, resulted from employee exercises of stock option awards.

   At December 31, 2014, AXA Financial held approximately 6,213 AXA ordinary shares in treasury at a weighted average cost of $22.86 per share, which were designated to fund future exercises of outstanding stock.

   For the purpose of estimating the fair value of stock option awards, the Company applies the Black-Scholes model and attributes the result over the requisite service period using the graded-vesting method. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the awards of options to purchase AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2014, 2013 and 2012, respectively.

                                                   AXA Ordinary Shares       AllianceBernstein Holding Units
                                              ----------------------------  --------------------------------
                                                2014      2013      2012      2014        2013        2012
                                              --------  --------  --------  --------  ------------  --------

Dividend yield...............................     6.38%     7.52%     7.54%     8.40%  8.0 - 8.3%       6.20%
Expected volatility..........................    29.24%    31.27%    39.89%    48.90% 49.7 - 49.8%     49.20%
Risk-free interest rates.....................     1.54%     1.34%     1.80%     1.50%  0.8 - 1.7%        0.7%
Expected life in years.......................     8.20       7.7       5.6      6.00       6.0           6.0
Weighted average fair value per option at
  grant date................................. $   2.89  $   1.79  $   2.48  $   4.78  $       5.44  $   3.67

   For 2014, 2013 and 2012, the Company recognized compensation costs (credits) for employee stock options of $1 million, $(2) million and $4 million, respectively. As of December 31, 2014, approximately $1 million of unrecognized compensation cost related to unvested employee stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 1.0 year.

   Restricted Awards

   Under the Stock Incentive Plan, AXA Financial grants restricted stock to employees and financial professionals of its subsidiaries. Generally, all outstanding restricted stock awards have vesting terms ranging from three to five years. Under The Equity Plan for Directors (the "Equity Plan"), AXA Financial grants non-officer directors of AXA Financial and certain subsidiaries (including AXA Equitable) restricted AXA ordinary shares (prior to 2011, AXA ADRs) and unrestricted AXA ordinary shares (prior to March 15, 2010, AXA ADRs) annually. Similarly, AllianceBernstein awards restricted AllianceBernstein Holding units to independent members of its General Partner. In addition, under its Century Club Plan, awards of restricted AllianceBernstein Holding units that vest ratably over three years are made to eligible AllianceBernstein employees whose primary responsibilities are to assist in the distribution of company-sponsored mutual funds.

   For 2014, 2013 and 2012, respectively, the Company recognized compensation costs of $171 million, $286 million and $148 million for awards outstanding under these restricted stock and unit award plans. The fair values of awards made under these plans are measured at the date of grant by reference to the closing price of the unrestricted shares, and the result generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. At December 31, 2014, approximately 19.7 million restricted shares and Holding units remain unvested. At December 31, 2014, approximately $46 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of 3.8 years.

   The following table summarizes unvested restricted stock activity for 2014.

                                                                                             WEIGHTED
                                                                                 SHARES OF   AVERAGE
                                                                                 RESTRICTED GRANT DATE
                                                                                   STOCK    FAIR VALUE
                                                                                 ---------- ----------

Unvested as of January 1, 2014..................................................     71,379 $    14.09
Granted.........................................................................     11,819 $    18.52
Vested..........................................................................     31,738 $    13.66
                                                                                 ---------- ----------
Unvested as of December 31, 2014................................................     51,460 $    15.37
                                                                                 ========== ==========

   Restricted stock vested in 2014, 2013 and 2012 had aggregate vesting date fair values of approximately $1 million, $1 million and $1 million, respectively.

   AXA Shareplan

   2014 AXA SHAREPLAN. In 2014, eligible employees of participating AXA Financial subsidiaries were offered the opportunity to purchase newly issued AXA stock, subject to plan limits, under the terms of AXA Shareplan 2014. Eligible employees could have reserved a share purchase during the reservation period from September 1, 2014 through September 16, 2014 and could have canceled their reservation or elected to make a purchase for the first time during the retraction/subscription period from October 28, 2014 through October 31, 2014. The U.S. dollar purchase price was determined by applying the U.S. dollar/Euro forward exchange rate on October 23, 2014 to the discounted formula subscription price in Euros. "Investment Option A" permitted participants to purchase AXA ordinary shares at a 20% formula discounted price of $18.69 per share. "Investment Option B" permitted participants to purchase AXA ordinary shares at a 10.8% formula discounted price of $20.83 per share on a leveraged basis with a guaranteed return of initial investment plus a portion of any appreciation in the undiscounted value of the total shares purchased. For purposes of determining the amount of any appreciation, the AXA ordinary share price will be measured over a fifty-two week period preceding the scheduled end date of AXA Shareplan 2014 which is July 1, 2019. All subscriptions became binding and irrevocable on October 31, 2014.

   The Company recognized compensation expense of $10 million in 2014, $13 million in 2013 and $18 million in 2012 in connection with each respective year's offering of AXA stock under the AXA Shareplan, representing the aggregate discount provided to AXA Equitable participants for their purchase of AXA stock under each of those plans, as adjusted for the post-vesting, five-year holding period. AXA Equitable participants in AXA Shareplans 2014, 2013 and 2012 primarily invested under Investment Option B for the purchase of approximately 5 million, 5 million and 8 million AXA ordinary shares, respectively.

   AXA Miles Program

   AXA MILES PROGRAM 2012. On March 16, 2012, under the terms of the AXA Miles Program 2012, AXA granted 50 AXA ordinary shares ("AXA Miles") to every employee and eligible financial professional of AXA Group for the purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents a phantom share of AXA stock that will convert to an actual AXA ordinary share at the end of a four-year vesting period provided the employee or financial professional remains in the employ of the company or has retired from service. Half of each AXA Miles grant, or 25 AXA Miles, were subject to an additional vesting condition that required improvement in at least one of two AXA performance metrics in 2012 as compared to 2011 and was confirmed to have been achieved. The total fair value of these AXA Miles awards of approximately $6 million, net of expected forfeitures, is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible and is updated to reflect changes in respect of the expectation for meeting the predefined performance conditions. In 2014 and 2013, respectively, the expense associated with the March 16, 2012 grant of AXA Miles was approximately $295,000 and $278,000.

   AllianceBernstein Long-term Incentive Compensation Plans

   AllianceBernstein maintains several unfunded long-term incentive compensation plans for the benefit of certain eligible employees and executives. The AllianceBernstein Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made, however, ACMC, LLC ("ACMC"), an indirect wholly owned subsidiary of AXA Financial, is obligated to make capital contributions to AllianceBernstein in amounts equal to benefits paid under this plan as well as other assumed contractual unfunded deferred compensation arrangements covering certain executives. Prior to changes implemented by AllianceBernstein in fourth quarter 2011, as further described below, compensation expense for the remaining active plans was recognized on a straight-line basis over the applicable vesting period. Prior to 2009, participants in these plans designated the percentages of their awards to be allocated among notional investments in Holding units or certain investment products (primarily mutual funds) sponsored by AllianceBernstein. Beginning in 2009, annual awards granted under the Amended and Restated AllianceBernstein Incentive Compensation Award Program were in the form of restricted Holding units.

   In fourth quarter 2011, AllianceBernstein implemented changes to AllianceBernstein's employee long-term incentive compensation award. AllianceBernstein amended all outstanding year-end deferred incentive compensation awards of active employees (i.e., those employees employed as of December 31, 2011), so that employees who terminate their employment or are terminated without cause may continue to vest, so long as the employees do not violate the agreements and covenants set forth in the applicable award agreement, including restrictions on competition, employee and client solicitation, and a claw-back for failing to follow existing risk management policies. This amendment resulted in the immediate recognition in the fourth quarter of the cost of all unamortized deferred incentive compensation on outstanding awards from prior years that would otherwise have been expensed in future periods.

   In addition, awards granted in 2012 contain the same vesting provisions and, accordingly, AllianceBernstein's annual incentive compensation expense reflect 100% of the expense associated with the deferred incentive compensation awarded in each year. This approach to expense recognition closely matches the economic cost of awarding deferred incentive compensation to the period in which the related service is performed.

   AllianceBernstein engages in open-market purchases of AllianceBernstein Holding L.P. ("AB Holding") units ("Holding units") to help fund anticipated obligations under its incentive compensation award program, for purchases of Holding units from employees and other corporate purposes. During 2014 and 2013, AllianceBernstein purchased 3.6 million and 5.2 million Holding units for $93 million and $111 million respectively. These amounts reflect open-market purchases of 0.3 million and 1.9 million Holding units for $7 million and $39 million, respectively, with the remainder relating to purchases of Holding units from employees to allow them to fulfill statutory tax requirements at the time of distribution of long-term incentive compensation awards, offset by Holding units purchased by employees as part of a distribution reinvestment election.

   During 2014, AllianceBernstein granted to employees and Eligible Directors
   7.6 million restricted AB Holding Unit awards (including 6.6 million granted in December for 2014 year-end awards). During 2013, AllianceBernstein granted to employees and Eligible Directors 13.9 million restricted AB Holding awards (including 6.5 million granted in December 2013 for 2013 year-end awards and 6.5 million granted in January 2013 for 2012 year-end awards). Prior to third quarter 2013, AllianceBernstein funded these awards by allocating previously repurchased Holding units that had been held in its consolidated rabbi trust. In 2014, AB Holding used Holding units repurchased during the fourth quarter of 2014 and newly-issued Holding units to fund restricted Holding awards.

   Effective July 1, 2013, management of AllianceBernstein and AllianceBernstein Holding L.P. ("AB Holding") retired all unallocated Holding units in AllianceBernstein's consolidated rabbi trust. To retire such units, AllianceBernstein delivered the unallocated Holding units held in its consolidated rabbi trust to AB Holding in exchange for the same amount of AllianceBernstein units. Each entity then retired its respective units. As a result, on July 1, 2013, each of AllianceBernstein's and AB Holding's units outstanding decreased by approximately 13.1 million units. AllianceBernstein and AB Holding intend to retire additional units as AllianceBernstein purchases Holding units on the open market or from employees to allow them to fulfill statutory tax withholding requirements at the time of distribution of long-term incentive compensation awards, if such units are not required to fund new employee awards in the near future. If a sufficient number of Holding units is not available in the rabbi trust to fund new awards, AB Holding will issue new Holding units in exchange for newly-issued AllianceBernstein units, as was done in December 2013.

   The 2012 long-term incentive compensation awards allowed most employees to allocate their award between restricted Holding units and deferred cash. As a result, 6.5 million restricted Holding unit awards for the December 2012 awards were awarded and allocated as such within the consolidated rabbi trust in January. There were approximately 17.9 million unallocated Holding units remaining in the consolidated rabbi trust as of December 31, 2012. The purchases and issuances of Holding units resulted in an increase of $60 million in Capital in excess of par value during 2012 with a corresponding decrease of $60 million in Noncontrolling interest.

   The Company recorded compensation and benefit expenses in connection with these long-term incentive compensation plans of AllianceBernstein totaling $173 million, $156 million and $147 million for 2014, 2013 and 2012, respectively. The cost of the 2014 awards made in the form of restricted Holding units was measured, recognized, and disclosed as a share-based compensation program.

   On July 1, 2010, the AllianceBernstein 2010 Long Term Incentive Plan ("2010 Plan"), as amended, was established, under which various types of Holding unit-based awards have been available for grant to its employees and Eligible Directors, including restricted or phantom restricted Holding unit awards, Holding unit appreciation rights and performance awards, and options to buy Holding units. The 2010 Plan will expire on June 30, 2020 and no awards under the 2010 Plan will be made after that date. Under the 2010 Plan, the aggregate number of Holding units with respect to which awards may be granted is 60 million, including no more than 30 million newly issued Holding units. As of December 31, 2014, 273,387 options to buy Holding units had been granted and 42 million Holding units net of forfeitures, were subject to other Holding unit awards made under the 2010 Plan. Holding unit-based awards (including options) in respect of 17 million Holding units were available for grant as of December 31, 2014.

14)INCOME TAXES

   A summary of the income tax (expense) benefit in the consolidated statements of earnings (loss) follows:

                                                 2014      2013     2012
                                              ---------  -------- -------
                                                     (IN MILLIONS)
Income tax (expense) benefit:
  Current (expense) benefit.................. $    (552) $    197 $  (233)
  Deferred (expense) benefit.................    (1,143)    1,876     391
                                              ---------  -------- -------
Total........................................ $  (1,695) $  2,073 $   158
                                              =========  ======== =======

   The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and noncontrolling interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects are as follows:

                                                 2014      2013     2012
                                              ---------  --------  ------
                                                     (IN MILLIONS)

Expected income tax (expense) benefit........ $  (2,140) $  1,858  $  (20)
Noncontrolling interest......................       119       101      37
Separate Accounts investment activity........       116       122      94
Non-taxable investment income (loss).........        12        20      24
Tax audit interest...........................        (6)      (14)     (2)
State income taxes...........................        (4)       (6)      7
AllianceBernstein Federal and foreign taxes..         4         2      10
Tax settlement...............................       212        --      --
Other........................................        (8)      (10)      8
                                              ---------  --------  ------
Income tax (expense) benefit................. $  (1,695) $  2,073  $  158
                                              =========  ========  ======

   In second quarter 2014 the Company recognized a tax benefit of $212 million related to settlement of the IRS audit for tax years 2006 and 2007.

   In February 2014, the IRS released Revenue Ruling 2014-7, eliminating the IRS' previous guidance related to the methodology to be followed in calculating the Separate Account dividends received deduction ("DRD"). However, there remains the possibility that the IRS and the U.S. Treasury will address, through subsequent guidance, the issues previously raised related to the calculation of the DRD. The ultimate timing and substance of any such guidance is unknown. It is also possible that the calculation of the Separate Account DRD will be addressed in future legislation. Any such guidance or legislation could result in the elimination or reduction on either a retroactive or prospective basis of the Separate Account DRD tax benefit that the Company receives.

   The components of the net deferred income taxes are as follows:

                                               DECEMBER 31, 2014   December 31, 2013
                                              ------------------- -------------------
                                              ASSETS  LIABILITIES Assets  Liabilities
                                              ------- ----------- ------- -----------
                                                           (IN MILLIONS)

Compensation and related benefits............ $   150 $        -- $   104 $        --
Reserves and reinsurance.....................      --       1,785      --         688
DAC..........................................      --       1,162      --       1,016
Unrealized investment gains or losses........      --         614      --          85
Investments..................................      --       1,490      --       1,410
Net operating losses and credits.............     512          --     492          --
Other........................................     112          --       7          --
                                              ------- ----------- ------- -----------
Total........................................ $   774 $     5,051 $   603 $     3,199
                                              ======= =========== ======= ===========

   As of December 31, 2014, the Company had $512 million of AMT credits which do not expire.

   The Company does not provide income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are not permanently invested outside the United States. As of December 31, 2014, $264 million of accumulated undistributed earnings of non-U.S. corporate subsidiaries were permanently invested outside the United States. At existing applicable income tax rates, additional taxes of approximately $106 million would need to be provided if such earnings were remitted.

   At December 31, 2014 and 2013, of the total amount of unrecognized tax benefits $397 million and $568 million, respectively, would affect the effective rate.

   The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2014 and 2013 were $77 million and $120 million, respectively. For 2014, 2013 and 2012, respectively, there were $43 million, $15 million and $4 million in interest expense related to unrecognized tax benefits.

   A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                               2014    2013    2012
                                              ------  ------  ------
                                                   (IN MILLIONS)

Balance at January 1,........................ $  592  $  573  $  453
Additions for tax positions of prior years...     56      57     740
Reductions for tax positions of prior years..   (181)    (38)   (620)
Additions for tax positions of current year..      8      --      --
                                              ------  ------  ------
Balance at December 31,...................... $  475  $  592  $  573
                                              ======  ======  ======

   During the second quarter of 2014, the IRS completed its examination of the Company's 2006 and 2007 Federal corporate income tax returns and issued its Revenue Agent's Report. An appeal of the 2004 and 2005 tax years is pending at the Appeals Office of the IRS. It is reasonably possible that the total amounts of unrecognized tax benefit will change within the next 12 months due to the conclusion of IRS proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

15)ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

   AOCI represents cumulative gains (losses) on items that are not reflected in earnings (loss). The balances for the past three years follow:

                                                         DECEMBER 31,
                                              ---------------------------------
                                                 2014        2013       2012
                                              ----------  ---------  ----------
                                                        (IN MILLIONS)

Unrealized gains (losses) on investments..... $    1,089  $     141  $    1,352
Defined benefit pension plans................       (780)      (757)     (1,056)
                                              ----------  ---------  ----------
Total accumulated other comprehensive
  income (loss)..............................        309       (616)        296
                                              ----------  ---------  ----------
Less: Accumulated other comprehensive
  (income) loss attributable to
  noncontrolling interest....................         42         13          21
                                              ----------  ---------  ----------
Accumulated Other Comprehensive Income
  (Loss) Attributable to AXA Equitable....... $      351  $    (603) $      317
                                              ==========  =========  ==========

   The components of OCI for the past three years, net of tax, follow:

                                                     2014         2013       2012
                                                  ----------  -----------  --------

                                                            (IN MILLIONS)
Change in net unrealized gains (losses)
  on investments:
  Net unrealized gains (losses) arising
   during the year............................... $    1,043  $    (1,550) $    658
  (Gains) losses reclassified into net
   earnings (loss) during the year/(1)/..........         37           49        59
                                                  ----------  -----------  --------
Net unrealized gains (losses) on investments.....      1,080       (1,501)      717
Adjustments for policyholders liabilities,
  DAC, insurance liability loss recognition
  and other......................................       (132)         290      (137)
                                                  ----------  -----------  --------
Change in unrealized gains (losses), net of
  adjustments and (net of deferred income
  tax expense (benefit) of $529, $(654) and $318)        948       (1,211)      580
                                                  ----------  -----------  --------
Change in defined benefit plans:
  Net gain (loss) arising during the year........        (95)         198       (82)
  Prior service cost arising during the year.....         --           --         1
  Less: reclassification adjustments to net
   earnings (loss) for:/(2)/
   Amortization of net (gains) losses
     included in net periodic cost...............         72          101       106
   Amortization of net prior service credit
     included in net periodic cost...............         --           --         1
                                                  ----------  -----------  --------
Change in defined benefit plans (net of
  deferred income tax expense (benefit) of
  $(15), $161 and $14)...........................        (23)         299        26
                                                  ----------  -----------  --------
Total other comprehensive income (loss), net
  of income taxes................................        925         (912)      606
Less: Other comprehensive (income) loss
  attributable to noncontrolling interest........         29           (8)        8
                                                  ----------  -----------  --------
Other Comprehensive Income (Loss)
  Attributable to AXA Equitable.................. $      954  $      (920) $    614
                                                  ==========  ===========  ========

  /(1)/See "Reclassification adjustments" in Note 3. Reclassification amounts presented net of income tax expense (benefit) of $(19) million, $(26) million and $(32) million for 2014, 2013 and 2012, respectively.
  /(2)/These AOCI components are included in the computation of net periodic costs (see Note 12). Reclassification amounts presented net of income tax expense (benefit) of $(39) million, $(54) million and $(58) million for 2014, 2013 and 2012, respectively.

   Investment gains and losses reclassified from AOCI to net earnings (loss) primarily consist of realized gains (losses) on sales and OTTI of AFS securities and are included in Total investment gains (losses), net on the consolidated statements of earnings (loss). Amounts reclassified from AOCI to net earnings (loss) as related to defined benefit plans primarily consist of amortizations of net (gains) losses and net prior service cost (credit) recognized as a component of net periodic cost and reported in Compensation and benefit expenses in the consolidated statements of earnings (loss). Amounts presented in the table above are net of tax.

16)COMMITMENTS AND CONTINGENT LIABILITIES

   Debt Maturities

   At December 31, 2014, aggregate maturities of the long-term debt, including any current portion of long-term debt, based on required principal payments at maturity, were $200 million for 2015 and $0 million for 2017 and thereafter.

   Leases

   The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2015 and the four successive years are $211 million, $212 million, $209 million, $195 million, $184 million and $1,081 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for 2015 and the four successive years is $53 million, $55 million, $54 million, $53 million, $53 million and $153 million thereafter.

   Restructuring

   As part of the Company's on-going efforts to reduce costs and operate more efficiently, from time to time, management has approved and initiated plans to reduce headcount and relocate certain operations. In 2014, 2013 and 2012, respectively, AXA Equitable recorded $42 million, $85 million and $30 million pre-tax charges related to severance and lease costs. The amounts recorded in 2014 and 2013 included pre-tax charges of $25 million and $52 million, respectively, related to the reduction in office space in the Company's 1290 Avenue of the Americas, New York, NY headquarters. The restructuring costs and liabilities associated with the Company's initiatives were as follows:

                                                              DECEMBER 31,
                                                        -----------------------
                                                          2014    2013    2012
                                                        -------  ------  ------
                                                             (IN MILLIONS)

Balance, beginning of year............................. $   122  $   52  $   44
Additions..............................................      21     140      54
Cash payments..........................................     (24)    (66)    (46)
Other reductions.......................................      (6)     (4)     --
                                                        -------  ------  ------
Balance, End of Year................................... $   113  $  122  $   52
                                                        =======  ======  ======

   As a result of AllianceBernstein's ongoing efforts to operate more efficiently during 2014, 2013 and 2012, respectively, AllianceBernstein recorded a $6 million, $4 million and $21 million pre-tax charge related to severance costs. During 2013 and 2012, AllianceBernstein recorded $28 million and $223 million, respectively, of pre-tax real estate charges related to a global office space consolidation plan. The charges reflected the net present value of the difference between the amount of AllianceBernstein's on-going contractual operating lease obligations for this space and their estimate of current market rental rates, as well as the write-off of leasehold improvements, furniture and equipment related to this space offset by changes in estimates relating to previously recorded real estate charges. Included in the 2013 real estate charge was a charge of $17 million related to additional sublease losses resulting from the extension of sublease marketing periods. AllianceBernstein will compare current sublease market conditions to those assumed in their initial write-offs and record any adjustments if necessary.

   Guarantees and Other Commitments

   The Company provides certain guarantees or commitments to affiliates and others. At December 31, 2014, these arrangements include commitments by the Company to provide equity financing of $476 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

   AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

   The Company had $16 million of undrawn letters of credit related to reinsurance at December 31, 2014. The Company had $498 million of commitments under existing mortgage loan agreements at December 31, 2014.

   During 2009, AllianceBernstein entered into a subscription agreement under which it committed to invest up to $35 million, as amended in 2011, in a venture capital fund over a six-year period. As of December 31, 2014, AllianceBernstein had funded $32 million of this commitment.

   During 2010, as general partner of the AllianceBernstein U.S. Real Estate L.P. (the "Real Estate Fund"), AllianceBernstein committed to invest $25 million in the Real Estate Fund. As of December 31, 2014, AllianceBernstein had funded $16 million of this commitment.

   During 2012, AllianceBernstein entered into an investment agreement under which it committed to invest up to $8 million in an oil and gas fund over a three-year period. As of December 31, 2014, AllianceBernstein had funded $6 million of this commitment.

17)LITIGATION

   INSURANCE LITIGATION

   A lawsuit was filed in the United States District Court of the District of New Jersey in July 2011, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC ("FMG LLC") ("Sivolella Litigation"). The lawsuit was filed derivatively on behalf of eight funds. The lawsuit seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), for alleged excessive fees paid to AXA Equitable and FMG LLC for investment management services. In November 2011, plaintiff filed an amended complaint, adding claims under Sections 47(b) and 26(f) of the Investment Company Act, as well as a claim for unjust enrichment. In addition, plaintiff purports to file the lawsuit as a class action in addition to a derivative action. In the amended complaint, plaintiff seeks recovery of the alleged overpayments, rescission of the contracts, restitution of all fees paid, interest, costs, attorney fees, fees for expert witnesses and reserves the right to seek punitive damages where applicable. In December 2011, AXA Equitable and FMG LLC filed a motion to dismiss the amended complaint. In May 2012, the Plaintiff voluntarily dismissed her claim under Section 26(f) seeking restitution and rescission under Section 47(b) of the 1940 Act. In September 2012, the Court denied the defendants' motion to dismiss as it related to the Section 36(b) claim and granted the defendants' motion as it related to the unjust enrichment claim.

   In January 2013, a second lawsuit was filed in the United States District Court of the District of New Jersey entitled Sanford et al. v. FMG LLC ("Sanford Litigation"). The lawsuit was filed derivatively on behalf of eight funds, four of which are named in the Sivolella lawsuit as well as four new funds, and seeks recovery under Section 36(b) of the Investment Company Act for alleged excessive fees paid to FMG LLC for investment management services. In light of the similarities of the allegations in the Sivolella and Sanford Litigations, the parties and the Court agreed to consolidate the two lawsuits.

   In April 2013, the plaintiffs in the Sivolella and Sanford Litigations amended the complaints to add additional claims under Section 36(b) of the Investment Company Act for recovery of alleged excessive fees paid to FMG LLC in its capacity as administrator of EQ Advisors Trust. The Plaintiffs seek recovery of the alleged overpayments, or alternatively, rescission of the contract and restitution of the excessive fees paid, interest, costs and fees. In January 2015, defendants filed a motion for summary judgment as well as various motions to strike certain of the Plaintiffs' experts in the Sivolella and Sanford Litigations. Also in January 2015, two Plaintiffs in the Sanford Litigation filed a motion for partial summary judgment relating to the EQ/Core Bond Index Portfolio as well as motions in limine to bar admission of certain documents and preclude the testimony of one of defendants' experts.

   A lawsuit was filed in the United States District Court for the Southern District of New York in April 2014, entitled Andrew Yale, on behalf of himself and all others similarly situated v. AXA Life Insurance Company F/K/A AXA Equitable Life Insurance Company. The lawsuit is a putative class action on behalf of all persons and entities that, directly or indirectly, purchased, renewed or paid premiums on life insurance policies issued by AXA Equitable from 2011 to March 11, 2014 (the "Policies"). The complaint alleges that AXA Equitable did not disclose in its New York statutory annual statement or elsewhere that certain reinsurance transactions with affiliated reinsurance companies were collateralized using "contractual parental guarantees," and thereby AXA Equitable allegedly misrepresented its "financial condition" and "legal reserve system." The lawsuit seeks recovery under Section 4226 of the New York Insurance Law of the equivalent of all premiums paid by the class for the Policies during the relevant period. In June 2014, AXA Equitable filed a motion to dismiss the complaint on procedural grounds, which was denied in October 2014. In February 2015, plaintiffs substituted two new named plaintiffs for the current named plaintiff, Mr. Yale, who had determined that he could not serve as the named plaintiff and class representative in the case. In March 2015, AXA Equitable filed a motion to dismiss on substantial grounds.

   A lawsuit was filed in the Supreme Court of the State of New York, County of Westchester, Commercial Division ("New York state court") in June 2014, entitled Jessica Zweiman, Executrix of the Estate of Anne Zweiman, on behalf of herself and all others similarly situated v. AXA Equitable Life Insurance Company. The lawsuit is a putative class action on behalf of "all persons who purchased variable annuities from AXA Equitable which subsequently became subject to the ATM Strategy, and who suffered injury as a result thereof." Plaintiff asserts that volatility management techniques - which the complaint refers to as the "ATM Strategy" - were implemented in certain variable investment options offered to plaintiff's mother under her variable annuity contract and that use of volatility management in those options "breached the terms of the variable deferred annuities held by plaintiff and the Class." The lawsuit seeks unspecified damages. In July 2014, AXA Equitable filed a notice of removal to the United States District Court for the Southern District of New York. In July 2014, plaintiff filed a motion to remand the action to New York state court. In September 2014, AXA Equitable filed a motion to dismiss the Complaint as precluded by the Securities Litigation Uniform Standards Act.

   In November 2014, a separate lawsuit entitled Arlene Shuster, on behalf of herself and all others similarly situated v. AXA Equitable Life Insurance Company was filed in the Superior Court of New Jersey, Camden County ("New Jersey state court"). The lawsuit is a putative class action on behalf of "all AXA [Equitable] variable life insurance policyholders who allocated funds from their Policy Accounts to investments in AXA's Separate Accounts, which were subsequently subjected to volatility-management strategy, and who suffered injury as a result thereof." Plaintiff asserts that volatility management techniques were implemented in certain variable investment funds offered to plaintiff under her variable life insurance contract and that use of volatility management in those funds "breached the terms of the variable life insurance policies held by plaintiff and the Class." The lawsuit seeks unspecified damages. In December 2014, AXA Equitable filed a notice of removal to the United States District Court for the District of New Jersey and a motion to transfer to the United States District Court for the Southern District of New York. In January 2015, plaintiff filed a motion to remand the action to New Jersey state court. In January 2015, the New Jersey federal district court stayed AXA Equitable's motion to transfer, as well as its date to respond to the complaint, pending resolution of Plaintiff's motion to remand.

   ALLIANCEBERNSTEIN LITIGATION

   During first quarter 2012, AllianceBernstein received a legal letter of claim (the "Letter of Claim") sent on behalf of Philips Pension Trustees Limited and Philips Electronics UK Limited ("Philips"), a former pension fund client, alleging that AllianceBernstein Limited (one of

   AllianceBernstein's subsidiaries organized in the United Kingdom) was negligent and failed to meet certain applicable standards of care with respect to the initial investment in, and management of, a (Pounds)500 million portfolio of U.S. mortgage-backed securities. The alleged damages range between $177 million and $234 million, plus compound interest on an alleged $125 million of realized losses in the portfolio. On January 2, 2014, Philips filed a claim form ("Claim") in the High Court of Justice in London, England, which formally commenced litigation with respect to the allegations in the Letter of Claim. AllianceBernstein believes that it has strong defenses to these claims, which were set forth in AllianceBernstein's October 12, 2012 response to the Letter of Claim and AllianceBernstein's June 27, 2014 Statement of Defence in response to the Claim, and will defend this matter vigorously.

           ---------------------------------------------------------

   In addition to the matters described above, a number of lawsuits, claims, assessments and regulatory inquiries have been filed or commenced against life and health insurers and asset managers in the jurisdictions in which AXA Equitable and its respective subsidiaries do business. These actions and proceedings involve, among other things, insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration, product design, features and accompanying disclosure, alleged breach of fiduciary duties, alleged mismanagement of client funds and other matters. Some of the matters have resulted in the award of substantial judgments against other insurers and asset managers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. AXA Equitable and its subsidiaries from time to time are involved in such actions and proceedings. Some of these actions and proceedings filed against AXA Equitable and its subsidiaries have been brought on behalf of various alleged classes of plaintiffs and certain of these plaintiffs seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on AXA Equitable's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.

   Although the outcome of litigation and regulatory matters generally cannot be predicted with certainty, management intends to vigorously defend against the allegations made by the plaintiffs in the actions described above and believes that the ultimate resolution of the litigation and regulatory matters described therein involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of AXA Equitable. Management cannot make an estimate of loss, if any, or predict whether or not any of the litigations and regulatory matters described above will have a material adverse effect on AXA Equitable's consolidated results of operations in any particular period.

18)INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

   AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under New York insurance law, a domestic life insurer may, without prior approval of the Superintendent of the NYSDFS, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than $517 million during 2015. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent of the NYSDFS who then has 30 days to disapprove the distribution. For 2014, 2013 and 2012, respectively, AXA Equitable's statutory net income (loss) totaled $1,664 million, $(28) million and $602 million. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $5,793 million and $4,360 million at December 31, 2014 and 2013, respectively. In 2014 AXA Equitable paid $382 million in shareholders' dividends. In 2013, AXA Equitable paid $234 million in shareholder dividends and transferred approximately 10.9 million in Units of AllianceBernstein (fair value of $234 million) in the form of a dividend to AXA Financial. In 2012, AXA Equitable paid $362 million in shareholder dividends.

   At December 31, 2014, AXA Equitable, in accordance with various government and state regulations, had $65 million of securities on deposit with such government or state agencies.

   In 2014 and 2013 AXA Equitable, with the approval of the NYSDFS, repaid at par value plus accrued interest $825 million and $500 million, respectively, of outstanding surplus notes to AXA Financial.

   At December 31, 2014 and for the year then ended, there were no differences in net income (loss) and capital and surplus resulting from practices prescribed and permitted by NYSDFS and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2014.

   Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under

   SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AllianceBernstein and AllianceBernstein Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP; (g) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (h) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (i) certain assets, primarily prepaid assets, are not admissible under SAP but are admissible under U.S. GAAP, (j) the fair valuing of all acquired assets and liabilities including intangible assets are required for U.S. GAAP purchase accounting and (k) cost of reinsurance which is recognized as expense under SAP and amortized over the life of the underlying reinsured policies under U.S. GAAP.
   The following tables reconcile AXA Equitable's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by NYSDFS laws and regulations with consolidated net earnings (loss) and equity attributable to AXA Equitable on a U.S. GAAP basis.

                                                                                     DECEMBER 31,
                                                                          ----------------------------------
                                                                             2014        2013        2012
                                                                          ----------  ----------  ----------
                                                                                     (IN MILLIONS)
Net change in statutory surplus and capital stock........................ $    1,345  $     (864) $       64
Change in AVR............................................................         89          46         269
                                                                          ----------  ----------  ----------
Net change in statutory surplus, capital stock and AVR...................      1,434        (818)        333
Adjustments:
 Future policy benefits and policyholders' account balances..............     (1,128)       (607)       (508)
 DAC.....................................................................        413          75         142
 Deferred income taxes...................................................       (904)      2,038         798
 Valuation of investments................................................       (139)          7        (377)
 Valuation of investment subsidiary......................................       (289)       (109)       (306)
 Increase (decrease) in the fair value of the reinsurance contract asset.      3,964      (4,297)        497
 Pension adjustment......................................................        (13)       (478)        (41)
 Amortization of deferred cost of insurance ceded to AXA Arizona.........       (280)       (280)       (126)
 Shareholder dividends paid..............................................        382         468         362
 Changes in non-admitted assets..........................................       (227)          2        (489)
 Repayment of surplus Note...............................................        825         500           -
 Other, net..............................................................         (5)        (74)       (190)
                                                                          ----------  ----------  ----------
U.S. GAAP Net Earnings (Loss) Attributable to AXA Equitable.............. $    4,033  $   (3,573) $       95
                                                                          ==========  ==========  ==========

                                                                                     DECEMBER 31,
                                                                          ----------------------------------
                                                                             2014        2013        2012
                                                                          ----------  ----------  ----------
                                                                                     (IN MILLIONS)
Statutory surplus and capital stock...................................... $    5,170  $    3,825  $    4,689
AVR......................................................................        623         535         489
                                                                          ----------  ----------  ----------
Statutory surplus, capital stock and AVR.................................      5,793       4,360       5,178
Adjustments:
 Future policy benefits and policyholders' account balances..............     (5,195)     (3,884)     (3,642)
 DAC.....................................................................      4,271       3,874       3,728
 Deferred income taxes...................................................     (4,259)     (2,672)     (5,330)
 Valuation of investments................................................      2,208         703       3,271
 Valuation of investment subsidiary......................................       (898)       (515)       (137)
 Fair value of reinsurance contracts.....................................     10,711       6,747      11,044
 Deferred cost of insurance ceded to AXA Arizona.........................      2,086       2,366       2,646
 Non-admitted assets.....................................................        242         469         467
 Issuance of surplus notes...............................................        200      (1,025)     (1,525)
 Other, net..............................................................        (40)        115        (264)
                                                                          ----------  ----------  ----------
U.S. GAAP Total Equity Attributable to AXA Equitable..................... $   15,119  $   10,538  $   15,436
                                                                          ==========  ==========  ==========

19)BUSINESS SEGMENT INFORMATION

   The following tables reconcile segment revenues and earnings (loss) from operations before income taxes to total revenues and earnings (loss) as reported on the consolidated statements of earnings (loss) and segment assets to total assets on the consolidated balance sheets, respectively.

                                                           2014      2013      2012
                                                        ---------  --------  --------
                                                                (IN MILLIONS)
SEGMENT REVENUES:
Insurance/(1)/......................................... $  12,656  $    (54) $  6,443
Investment Management/(2)/.............................     3,011     2,915     2,738
Consolidation/elimination..............................       (27)      (21)      (21)
                                                        ---------  --------  --------
Total Revenues......................................... $  15,640  $  2,840  $  9,160
                                                        =========  ========  ========

  /1)/ Includes investment expenses charged by AllianceBernstein of approximately $40 million, $37 million and $31 million for 2014, 2013 and 2012, respectively, for services provided to the Company.
  /2)/ Intersegment investment advisory and other fees of approximately $67 million, $58 million and $52 million for 2014, 2013 and 2012, respectively, are included in total revenues of the Investment Management segment.

                                                          2014      2013      2012
                                                        -------- ---------  -------
                                                               (IN MILLIONS)
SEGMENT EARNINGS (LOSS) FROM OPERATIONS, BEFORE
INCOME TAXES:
Insurance.............................................. $  5,512 $  (5,872) $  (132)
Investment Management/(1)/.............................      603       564      190
Consolidation/elimination..............................       --        (1)      --
                                                        -------- ---------  -------
Total Earnings (Loss) from Operations, before Income
  Taxes................................................ $  6,115 $  (5,309) $    58
                                                        ======== =========  =======

  /(1)/Net of interest expenses incurred on securities borrowed.

                                                              DECEMBER 31,
                                                        ------------------------
                                                            2014         2013
                                                        -----------  -----------
                                                              (IN MILLIONS)
SEGMENT ASSETS:
Insurance.............................................. $   184,018  $   171,532
Investment Management..................................      11,990       11,873
Consolidation/elimination..............................          (3)          (4)
                                                        -----------  -----------
Total Assets........................................... $   196,005  $   183,401
                                                        ===========  ===========

   In accordance with SEC regulations, securities with a fair value of $415 million and $925 million have been segregated in a special reserve bank custody account at December 31, 2014 and 2013, respectively, for the exclusive benefit of securities broker-dealer or brokerage customers under the Exchange Act.

20)QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

   The quarterly results of operations for 2014 and 2013 are summarized below:

                                                                         THREE MONTHS ENDED
                                                        ---------------------------------------------------
                                                          MARCH 31     JUNE 30    SEPTEMBER 30  DECEMBER 31
                                                        -----------  ----------  -------------  -----------
                                                                           (IN MILLIONS)
2014
----
Total Revenues......................................... $     3,706  $    3,524  $       3,754  $     4,656
                                                        ===========  ==========  =============  ===========
Net Earnings (Loss), Attributable to AXA Equitable..... $       977  $      945  $         987  $     1,124
                                                        ===========  ==========  =============  ===========

2013
----
Total Revenues......................................... $       392  $      537  $         834  $     1,077
                                                        ===========  ==========  =============  ===========
Net Earnings (Loss), Attributable to AXA Equitable..... $    (1,004) $   (1,051) $        (878) $      (640)
                                                        ===========  ==========  =============  ===========

                                    PART C

                               OTHER INFORMATION

Item 24.  Financial Statements and Exhibits.

          (a) The following Financial Statements are included in Part B of the Registration Statement:

              The financial statements of AXA Equitable Life Insurance Company and Separate Account No. 70 are included in the Statement of Additional Information.

          (b) Exhibits.

              The following exhibits correspond to those required by paragraph
              (b) of item 24 as to exhibits in Form N-4:

          1.  Board of Directors Resolutions.

              Resolutions of the Board of Directors of Equitable Life Assurance Society of the United States ("Equitable") authorizing the establishment of the Registrant, incorporated herein by reference to exhibit (1) to the Registration Statement (File No. 333-05593) on June 10, 1996.

          2.  Custodial Agreements. Not applicable.

          3.  Underwriting Contracts.

              (a) Distribution Agreement, dated as of January 1, 1998 by and between The Equitable Life Assurance Society of the United States for itself and as depositor on behalf of the Equitable Life separate accounts and Equitable Distributors, Inc., incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-64749) filed on August 5, 2011.

              (a)(i) First Amendment dated as of January 1, 2001 to the Distribution Agreement dated as of January 1, 1998 between The Equitable Life Assurance Society of the United States for itself and as depositor on behalf of the Equitable Life separate accounts and Equitable Distributors, Inc., incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-127445) filed on August 11, 2005.

              (a)(ii) Second Amendment dated as of January 1, 2012 to the Distribution Agreement dated as of January 1, 1998 between AXA Equitable Life Insurance Company and AXA Distributors LLC incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-05593) filed on
                            April 24, 2012.

              (b) Distribution Agreement for services by The Equitable Life Assurance Society of the United States to AXA Network, LLC and its subsidiaries dated January 1, 2000 previously filed with this Registration Statement (File No. 333-64749) on April 19, 2001.

              (c) Transition Agreement for services by AXA Network, LLC and its subsidiaries to The Equitable Life Assurance Society of the United States dated January 1, 2000 previously filed with this Registration Statement (File No. 333-64749) on April 19, 2001.

              (d) General Agent Sales Agreement dated January 1, 2000, between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, previously filed with Registration Statement (File No. 2-30070) on April 19, 2004.

              (d)(i) First Amendment dated as of January 1, 2003 to General Agent Sales Agreement dated January 1, 2000, between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File
                            No. 333-05593) on April 24, 2012.

              (d)(ii) Second Amendment dated as of January 1, 2004 to General Agent Sales Agreement dated January 1, 2000, between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4
                            (File No.333-05593) on April 24, 2012.

              (d)(iii) Third Amendment dated as of July 19, 2004 to General Agent Sales Agreement dated as of
                            January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

              (d)(iv) Fourth Amendment dated as of November 1, 2004 to General Agent Sales Agreement dated as of
                            January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

              (d)(v) Fifth Amendment dated as of November 1, 2006, to General Agent Sales Agreement dated as of
                            January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593), filed on
                            April 24, 2012.

              (d)(vi) Sixth Amendment dated as of February 15, 2008, to General Agent Sales Agreement dated as of
                            January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593), filed on April 24, 2012.

              (d)(vii) Seventh Amendment dated as of February 15, 2008, to General Agent Sales Agreement dated as of
                            January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(r), filed on April 20, 2009.

              (d)(viii) Eighth Amendment dated as of November 1, 2008, to General Agent Sales Agreement dated as of
                            January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(s), filed on April 20, 2009.

              (d)(ix) Ninth Amendment dated as of November 1, 2011 to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-05593) filed on April 24, 2012.

              (d)(x) Tenth Amendment dated as of November 1, 2013 to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-178750), filed on
                            October 10, 2014.

              (d)(xi) Eleventh Amendment dated as of November 1, 2013 to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-178750), filed on
                            October 10, 2014.

              (d)(xii) Twelfth Amendment dated as of November 1, 2013 to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-178750), filed on
                            October 10, 2014.

              (d)(xiii)     Form of Thirteenth Amendment dated as of [      ]
                            to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-2-30070), filed on
                            April 21, 2015.

              (e) Form of Brokerage General Agent Sales Agreement with Schedule and Amendment to Brokerage General Agent Sales Agreement among [Brokerage General Agent] and AXA Distributors, LLC, AXA Distributors Insurance Agency, LLC, AXA Distributors Insurance Agency of Alabama, LLC, and AXA Distributors Insurance Agency of Massachusetts, LLC, incorporated herein by reference to Exhibit No. 3.(i) to Registration Statement
                            (File No. 333-05593) on Form N-4, filed on
                            April 20, 2005.

              (f) Form of Wholesale Broker-Dealer Supervisory and Sales Agreement among [Broker-Dealer] and AXA Distributors, LLC, incorporated herein by reference to Exhibit No. 3.(j) to Registration Statement (File No. 333-05593) on Form N-4, filed on
                            April 20, 2005.

          4.  Contracts. (Including Riders and Endorsements)

              (a) Form of Endorsement Applicable to the Asset Transfer Program (ATP) (ICC12ATPACC13) previously filed with this Registration Statement (File No. 333-182903) on November 27, 2012.

              (b)      Form of Endorsement Applicable to Credits
                       (ICC12BONUSACC13) previously filed with this
                       Registration Statement (File No. 333-182903) on November 27, 2012.

              (c) Form of Endorsement Applicable to Traditional IRA Contracts (ICC12IRA-ACC13) previously filed with this Registration Statement (File No. 333-182903) on November 27, 2012.

              (d) Form of Endorsement Applicable to Non-Qualified Contracts (ICC12NQ-ACC13) previously filed with this Registration Statement (File No. 333-182903) on November 27, 2012.

              (e) Form of Endorsement Applicable to ROTH IRA Contracts (ICC12ROTH-ACC13) previously filed with this Registration Statement (File No. 333-182903) on November 27, 2012.

              (f) Form of Data Pages - Parts A to E (ICC12ACC13DP-B) previously filed with this Registration Statement (File No. 333-182903) on November 27, 2012.

              (g) Form of Data Pages - Parts A to E (ICC12ACC13DP-CP) previously filed with this Registration Statement (File No. 333-182903) on November 27, 2012.

              (h) Form of Data Pages - Parts A to E (ICC12ACC13DP-L) previously filed with this Registration Statement (File No. 333-182903) on November 27, 2012.

              (i) Form of Earnings Enhancement Benefit Optional Death Benefit Rider (ICC12EEBACC13) previously filed with this Registration Statement (File No. 333-182903) on November 27, 2012.

              (j) Form of "Greater of" Death Benefit Rider [I-Asset Allocation] Greater of Annual Rollup to Age [85] GMDB or Highest Anniversary Value to Age [85] GMDB
                       (ICC12GMDBGRACC13) previously filed with this Registration Statement (File No. 333-182903) on November 27, 2012.

              (k) Form of Highest Anniversary Value Death Benefit Rider - Highest Anniversary Value to Age [85] GMDB
                       (ICC12GMDBHAVACC13) previously filed with this Registration Statement (File No. 333-182903) on November 27, 2012.

              (l) Highest Anniversary Value Death Benefit Rider - Highest Anniversary Value to Age [85] GMDB
                       (ICC12GMDBHAV-IBACC13) previously filed with this Registration Statement (File No. 333-182903) on November 27, 2012.

              (m) Guaranteed Minimum Income Benefit Rider [I-Asset Allocation] with Guaranteed Withdrawal Benefit for Life Conversion Benefit (ICC12GMIBACC13) previously filed with this Registration Statement (File No. 333-182903) on November 27, 2012.

              (n) Table of Guaranteed Annuity Payments (ICC12TGAP2) previously filed with this Registration Statement (File No. 333-182903) on November 27, 2012.

              (o) Table of Guaranteed Annuity Payments (ICC12TGAP3) previously filed with this Registration Statement (File No. 333-182903) on November 27, 2012.

              (p) Form of Endorsement applicable to Termination of Guaranteed Minimum Death Benefits (Form No. 2012GMDB-BO-1), incorporated herein by reference to
                       Exhibit 4(m)(m) to the Registration Statement (File No. 33-83750) on Form N-4 filed April 24, 2013.

              (q) Table of Guaranteed Annuity Payments (ICC12TGAP1A), previously filed with this Registration Statement on Form N-4 (File No. 333-182903) filed on April 23, 2014.

              (r) Endorsement Applicable to Qualified Defined Benefit Plans (ICC14QP-DB1), incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-182795), filed on April 22, 2015.

              (s) Endorsement Applicable to Qualified Defined Benefit Plans (ICC14QP-DB1-G), incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-182795), filed on April 22, 2015.

  5.  Applications.

      (a) Form of Application for an Individual Annuity (ICC12 App 01 ACC13) previously filed with this Registration Statement (File No. 333-182903) on November 27, 2012.

      (b) Form of Application for an Individual Annuity (ICC12 App 02 ACC13) previously filed with this Registration Statement (File No. 333-182903) on November 27, 2012.

  6.  Depositor's Certificate of Incorporation And By-Laws.

      (a) Restated Charter of AXA Equitable, as amended August 31, 2010, incorporated herein by reference to Registration Statement on Form N-4, (File No. 333-05593), filed on April 24, 2012.

      (b) By-Laws of AXA Equitable, as amended September 7, 2004, incorporated herein by reference to Exhibit No. 6.(c) to Registration Statement on Form N-4, (File No. 333-05593), filed on April 20, 2006.

  7.  Reinsurance Contracts. Not Applicable.

  8.  Participation Agreements.

      (a) Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable Life Insurance Company ("AXA Equitable"), AXA Distributors and AXA Advisors dated July 15, 2002 is incorporated herein by reference to Post-Effective Amendment No. 25 to the EQ Advisor's Trust Registration Statement on Form N-1A (File No. 333-17217 and 811-07953), filed on February 7, 2003.

      (a)(i) Amendment No. 1, dated May 2, 2003, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 28 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 10, 2004.

      (a)(ii) Amendment No. 2, dated July 9, 2004, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.


      (a)(iii) Amendment No. 3, dated October 1, 2004, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.

      (a)(iv) Amendment No. 4, dated May 1, 2005, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 37 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 7, 2005.

      (a)(v) Amendment No. 5, dated September 30, 2005, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 44 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 5, 2006.

      (a)(vi) Amendment No. 6, dated August 1, 2006, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 51 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 2, 2007.

      (a)(vii) Amendment No. 7, dated May 1, 2007, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 53 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 27, 2007.

      (a)(viii) Amendment No. 8, dated January 1, 2008, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 56 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on December 27, 2007.

      (a)(ix) Amendment No. 9, dated May 1, 2008, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 61 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 13, 2009.

      (a)(x) Amendment No. 10, dated January 1, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 64 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on March 16, 2009.

      (a)(xi) Amendment No. 11, dated May 1, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 67 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 15, 2009.

      (a)(xii) Amendment No. 12, dated September 29, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 70 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on January 21, 2010.

      (a)(xiii) Amendment No. 13, dated August 16, 2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

      (a)(xiv) Amendment No. 14, dated December 15, 2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

      (a)(xv) Amendment No. 15, dated June 7, 2011, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference and/or previously filed with Post-Effective Amendment No. 84 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on August 17, 2011.

      (a)(b)(i) Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on July 22, 2013.

      (a)(b)(ii) Amendment No. 1 dated as of June 4, 2013 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on July 22, 2013.

      (a)(b)(iii) Amendment No. 2 dated as of October 21, 2013 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on July 22, 2013.

      (a)(b)(iv) Amendment No. 3, dated as of April 4, 2014 ("Amendment No. 3"), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 30, 2014.

      (a)(b)(v)    Amendment No. 4, dated as of June 1, 2014 ("Amendment
                   No. 4"), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 30, 2014.

      (a)(b)(vi) Amendment No. 5, dated as of July 16, 2014 ("Amendment No. 5"), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties") "), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on February 5, 2015.

      (b) Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3, 2001 incorporated herein by reference to and/or previously filed with Pre-Effective Amendment No. 1 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on December 10, 2001.

      (b)(i) Amendment No. 1, dated as of August 1, 2003 to the Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3, 2001 incorporated herein by reference to Post-Effective Amendment No. 6 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on February 25, 2004.

      (b)(ii) Amendment No. 2, dated as of May 1, 2006 to the Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3, 2001 incorporated herein by reference to Post-Effective Amendment No. 16 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on June 1, 2006.

      (b)(iii) Amendment No. 3, dated as of May 25, 2007 to the Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3, 2001 incorporated herein by reference to Post-Effective Amendment No. 20 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on February 5, 2008.

      (b)(iv) Amended and Restated Participation Agreement among the Registrant, AXA Equitable, FMG LLC and AXA Distributors dated as of May 23, 2012, incorporated herein by reference to AXA Premier VIP Trust Registration Statement on
                   Form N-1/A (File No. 333-70754) filed on July 22, 2013.

      (b)(v) Amendment No. 1 dated as of October 21, 2013, to the Amended and Restated Participation Agreement among the Registrant, AXA Equitable, FMG LLC and AXA Distributors dated as of May 23, 2012, incorporated herein by reference to AXA Premier VIP Trust Registration Statement on
                   Form N-1/A (File No. 333-70754) filed on October 2, 2013.

      (b)(vi)      Amendment No. 2, dated as of April 18, 2014 ("Amendment
                   No. 2") to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement") by and among AXA Premier VIP Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on January 12, 2015.

      (b)(vii)     Amendment No. 3, dated as of July 8, 2014
                   ("Amendment No. 3") to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement") by and among AXA Premier VIP Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on January 12, 2015.

      (b)(viii)    Amendment No. 4, dated as of December 10, 2014
                   ("Amendment No. 4"), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among AXA Premier VIP Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on January 12, 2015.

  9.  Legal Opinion.

                   Opinion and Consent of Shane Daly, Esq., Vice President and Associate General Counsel, filed herewith.

          10. Other Opinions.

              (a)      Consent of PricewaterhouseCoopers LLP, filed herewith.

              (b)      Powers of Attorney, filed herewith.

          11. Omitted Financial Statements. Not applicable.

          12. Initial Capital Agreements. Not applicable.

Item 25. Directors and Officers of AXA Equitable.

         Set forth below is information regarding the directors and principal officers of AXA Equitable. AXA Equitable's address is 1290 Avenue of the Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of AXA Equitable.


NAME AND PRINCIPAL                 POSITIONS AND OFFICES WITH
BUSINESS ADDRESS                   AXA EQUITABLE
------------------                 --------------------------
DIRECTORS

Henri de Castries                  Director
AXA
25, Avenue Matignon
75008 Paris, France

Denis Duverne                      Director
AXA
25, Avenue Matignon
75008 Paris, France

Barbara Fallon-Walsh               Director
1670 Stephens Drive
Wayne, PA 19087

Danny L. Hale                      Director
9103 Alta Drive, Unit 1105
Las Vegas, NV 89145

Peter S. Kraus                     Director
AllianceBernstein Corporation
1345 Avenue of the Americas
New York, NY 10105

Ramon de Oliveira                  Director
Investment Audit Practice, LLC
70 South Fifth Street
Park Ridge, NJ 07656

Bertram Scott                      Director
Novant Health, Inc.
108 Providence Road
Charlotte, NC 28207

Lorie A. Slutsky                   Director
The New York Community Trust
909 Third Avenue
New York, NY 10022

Richard C. Vaughan                 Director
764 Lynnmore Lane
Naples, FL 34108-7522

OFFICER-DIRECTOR

*Mark Pearson                      Chairman of the Board,
                                   Chief Executive Officer, Director and
                                   President

OTHER OFFICERS

*Dave S. Hattem                    Senior Executive Director and General
                                   Counsel

*Heinz-Juergen Schwering           Senior Executive Director and Chief Risk
                                   Officer

*Anders B. Malmstrom               Senior Executive Director and Chief
                                   Financial Officer

*Salvatore Piazzolla               Senior Executive Director and Chief Human
                                   Resources Officer

*Priscilla Sims Brown              Senior Executive Director and Chief
                                   Marketing Officer

*Joshua E. Braverman               Senior Executive Director and Treasurer

*Anthony F. Recine                 Managing Director, Chief Compliance Officer
                                   and Deputy General Counsel

*Sharon A. Ritchey                 Senior Executive Director and Chief
                                   Operating Officer

*Michael B. Healy                  Executive Director and Chief Information
                                   Officer

*Andrea M. Nitzan                  Executive Director, Chief Accounting
                                   Officer and Controller

*Nicholas B. Lane                  Senior Executive Director and Head of U.S.
                                   Life and Retirement

*Kevin Molloy                      Senior Executive Director

*Keith Floman                      Managing Director and Chief Actuary

*David Kam                         Managing Director and Actuary

*Michel Perrin                     Managing Director and Actuary

*Karen Field Hazin                 Lead Director, Secretary and Associate
                                   General Counsel

*Naomi J. Weinstein                Lead Director

Item 26. Persons Controlled by or Under Common Control with the Insurance Company or Registrant.

                 Separate Account No. 70 of AXA Equitable Life Insurance Company (the "Separate Account") is a separate account of AXA Equitable Life Insurance Company. AXA Equitable Life Insurance Company, a New York stock life insurance company, is a wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company").

                 AXA owns 100% of the Holding Company's outstanding common stock. AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including AXA Equitable Life Insurance Company. AXA, a French company, is the holding company for an international group of insurance and related financial services companies.

                 (a) The 2014 AXA Group Organization Charts are incorporated herein by reference to Exhibit 26(a) to Registration Statement (File No. 333-202147) on Form N-4, filed February 18, 2015.

                 (b) The AXA Financial, Inc. - Subsidiary Organization Chart:
Q4-2014 is incorporated herein by reference to Exhibit 26(b) to Registration Statement (File No. 333-202147) on Form N-6 filed February 18, 2015.

Item 27. Number of Contractowners

         As of March 31, 2015, there were 2,794 Qualified Contract owners and/or 1,339 Non-Qualified Contract owners of the contracts offered by the registrant under this Registration Statement.

Item 28. Indemnification

         (a)    Indemnification of Directors and Officers

         The By-Laws of AXA Equitable Life Insurance Company ("AXA Equitable") provide, in Article VII, as follows:

         7.4 Indemnification of Directors, Officers and Employees. (a) To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

                (i) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate, is or was a director, officer or employee of the Company shall be indemnified by the Company;

                (ii) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate, serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

                (iii)the related expenses of any such person in any of said categories may be advanced by the Company.

                     (b) To the extent permitted by the law of the State of New York, the Company may provide for further indemnification or advancement of expenses by resolution of shareholders of the Company or the Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss. 721-726; Insurance Law ss. 1216)

                The directors and officers of AXA Equitable are insured under policies issued by X.L. Insurance Company, Arch Insurance Company, Endurance Specialty Insurance Company, U.S. Specialty Insurance, ACE, Chubb Insurance Company, AXIS Insurance Company and Zurich Insurance Company. The annual limit on such policies is $105 million, and the policies insure the officers and directors against certain liabilities arising out of their conduct in such capacities.

         (b)    Indemnification of Principal Underwriters

                To the extent permitted by law of the State of New York and subject to all applicable requirements thereof, AXA Distributors, LLC and AXA Advisors, LLC have undertaken to indemnify each of its respective directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact the director or officer, or his or her testator or intestate, is or was a director or officer of AXA Distributors, LLC and AXA Advisors, LLC.

         (c)    Undertaking

                Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

       (a) AXA Advisors, LLC, and AXA Distributors, LLC, both affiliates of AXA Equitable and MONY Life Insurance Company of America are the principal underwriters for Separate Accounts 70, 49, and FP of AXA Equitable, EQ Advisors Trust and AXA Premier VIP Trust, and of MONY America Variable Account A, MONY America Variable Account K and MONY America Variable Account L. In addition, AXA Advisors is the principal underwriter for Separate Accounts 45, 301, A and
I. The principal business address of AXA Advisors, LLC and AXA Distributors, LLC, is 1290 Avenue of the Americas, NY, NY 10104.

       (b) Set forth below is certain information regarding the directors and principal officers of AXA Advisors, LLC and AXA Distributors, LLC. The business address of the persons whose names are preceded by an asterisk is that of AXA Advisors, LLC or AXA Distributors, LLC, as applicable.


(i) AXA ADVISORS, LLC

NAME AND PRINCIPAL                 POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                   (AXA ADVISORS LLC)
------------------                 --------------------------------------

*David Karr                        Director, Chairman of the Board and Chief
                                   Executive Officer

*Christine Nigro                   Director and Vice Chairman of the Board

*Frank Massa                       Director, President and Chief Operating
                                   Officer

*Nicholas B. Lane                  Director and Chief Retirement Savings
                                   Officer

*Lawrence Adkins, Jr.              Senior Vice President and Divisional
                                   President

*Susan LaVallee                    Senior Vice President

*George Papazicos                  Senior Vice President

*Maurya Keating                    Vice President, Chief Broker Dealer Counsel
                                   and Investment Advisor Chief Compliance
                                   Officer

*Mary Jean Bonadonna               Vice President and Broker-Dealer Compliance
                                   Officer

*Yun Zhang                         Vice President and Treasurer

*Gina Jones                        Vice President and Financial Crime Officer

*Page Pennell                      Vice President

*Philip Pescatore                  Chief Risk Officer

*Denise Tedeschi                   Assistant Vice President and Assistant
                                   Secretary

*Manish Agarwal                    Director

*Anders B. Malmstrom               Director

*James Mellin                      Chief Sales Officer

*Kevin Molloy                      Senior Vice President

*Sharon A. Ritchey                 Director

*Francesca Divone                  Secretary

(ii) AXA DISTRIBUTORS, LLC

NAME AND PRINCIPAL                 POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                   (AXA DISTRIBUTORS, LLC)
------------------                 --------------------------------------------

*Nicholas B. Lane                  Director, Chairman of the Board, President,
                                   Chief Executive Officer and Chief Retirement
                                   Savings Officer

*Michael P. McCarthy               Director, Senior Vice President, National
                                   Sales Manager

*Todd Solash                       Director and Senior Vice President

*Kevin Molloy                      Senior Vice President and Director

*Manish Agarwal                    Senior Vice President and Director

*Ori Ben-Yishai                    Senior Vice President

*Harvey T. Fladeland               Senior Vice President

*Nelida Garcia                     Senior Vice President

*Peter D. Golden                   Senior Vice President

*David Kahal                       Senior Vice President

*Kevin M. Kennedy                  Senior Vice President

*Windy Lawrence                    Senior Vice President

*Timothy P. O'Hara                 Senior Vice President

*Michael Schumacher                Senior Vice President

*Mark Teitelbaum                   Senior Vice President

*Nicholas Gismondi                 Vice President and Chief Financial Officer

*Nicholas D. Huth                  Vice President and General Counsel

*Gina Jones                        Vice President and Financial Crime Officer

*Yun Zhang                         Vice President and Treasurer

*Denise Tedeschi                   Assistant Vice President and Assistant
                                   Secretary

*Gregory Lashinsky                 Assistant Vice President - Financial
                                   Operations Principal

*Francesca Divone                  Secretary

         (c) The information under "Distribution of the Contracts" in the Prospectus and Statement of Additional Information forming a part of this Registration Statement is incorporated herein by reference.

Item 30. Location of Accounts and Records

         The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained by AXA Equitable Life Insurance Company at 1290 Avenue of the Americas, New York, New York 10104, 135 West 50th Street, New York, NY 10020, and 500 Plaza Drive, Secaucus, NJ 07096. The contract files will be kept at Vantage Computer System, Inc., 301 W. 11th Street, Kansas City, Mo. 64105.

Item 31. Management Services

         Not applicable.

Item 32. Undertakings

         The Registrant hereby undertakes:

         (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the individual annuity contracts and certificates AXA Equitable offers under a group annuity contract (collectively, the "contracts") may be accepted;

         (b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or
                (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

         (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

                AXA Equitable represents that the fees and charges deducted under the contracts described in this Registration Statement, in the aggregate, in each case, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by AXA Equitable under the respective contracts.

                The Registrant hereby represents that it is relying on the November 28, 1988 no-action letter (Ref. No. IP-6-88) relating to variable annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code. Registrant further represents that it will comply with the provisions of paragraphs (1)-(4) of that letter.

                                  SIGNATURES

       As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment to the Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on this 22nd day of April, 2015.

                                             SEPARATE ACCOUNT NO. 70 OF
                                             AXA EQUITABLE LIFE INSURANCE
                                             COMPANY
                                                        (Registrant)

                                             By:  AXA Equitable Life Insurance
                                                  Company
                                                        (Depositor)

                                             By:  /s/ Shane Daly
                                                  ------------------------------
                                                  Shane Daly
                                                  Vice President and Associate
                                                  General Counsel

                                  SIGNATURES

       As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has caused this Registration Statement to be signed on its behalf, by the undersigned, duly authorized, in the City and State of New York, on this 22nd day of April, 2015.

                                         AXA EQUITABLE LIFE INSURANCE COMPANY
                                                      (Depositor)

                                         By:  /s/ Shane Daly
                                              ----------------------------------
                                              Shane Daly
                                              Vice President and Associate
                                              General Counsel

As required by the Securities Act of 1933 and the Investment Company Act of 1940, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICER:

*Mark Pearson                  Chairman of the Board, Chief Executive Officer,
                               Director and President

PRINCIPAL FINANCIAL OFFICER:

*Anders B. Malmstrom           Senior Executive Director
                               and Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*Andrea M. Nitzan              Executive Director, Chief Accounting Officer
                               and Controller

*DIRECTORS:

Henri de Castries            Danny L. Hale   Bertram Scott
Ramon de Oliveira            Peter S. Kraus  Lorie A. Slutsky
Denis Duverne                Mark Pearson    Richard C. Vaughan
Barbara Fallon-Walsh

*By:  /s/ Shane Daly
      --------------------------
      Shane Daly
      Attorney-in-Fact
      April 22, 2015

                                 EXHIBIT INDEX

EXHIBIT                                             TAG
NO.                                                 VALUE
-------                                             -----

 9      Opinion and Consent of Counsel              EX-99.9

 10(a)  Consent of PricewaterhouseCoopers, LLP      EX-99.10a

 10(b)  Powers of Attorney                          EX-99.10b